                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number             811-04550

                               THE MAINSTAY FUNDS
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                             Robert A. Anselmi, Esq.
                                51 Madison Avenue
                            New York, New York 10010
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 576-7000

Date of fiscal year end:           10/31/03

Date of reporting period:          01/01/03-10/31/03

                                   FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Convertible Fund
                                                              versus Credit Suisse First Boston(TM)
                                                              Convertible Securities Index and Inflation--
                                                              Class A, Class B, and Class C Shares             4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and 10-Month Performance            6
                                                              Portfolio of Investments                         9
                                                              Financial Statements                            16
                                                              Notes to Financial Statements                   22
                                                              Report of Independent Auditors                  31
                                                              Trustees and Officers                           32
                                                              The MainStay(R) Funds                           35

                       This page intentionally left blank

President's Letter

The first 10 months of 2003 represented a positive period for most investors. Although the stock market struggled from mid-January through early March, it recovered strongly through the end of October. The rally began several days before coalition forces entered Iraq and continued long after the conclusion of major combat operations. Although difficulties in Iraq, the Middle East, and North Korea continued to raise concerns, investors have tended to focus on corporate earnings and the potential for an economic turnaround.

The Federal Reserve remained accommodative throughout the 10-month period, and the Federal Open Market Committee lowered the targeted federal funds rate by 25 basis points on June 25, 2003, to a low 1.0%. Real gross domestic product, which grew at a modest 1.4% in the first quarter of 2003, rose by 3.3% in the second quarter. According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter. Much of this increase resulted from robust consumer spending. Although unemployment rates remain high, the figures have declined from their peak in June 2003, and the Federal Reserve recently observed that "the labor market appears to be stabilizing."

Within the equity market, smaller companies generally outperformed larger ones and growth stocks tended to appreciate more than value equities at all capitalization levels. The bond markets benefited from anticipation of the Federal Reserve's easing move, and while yields on short-term securities continued to decline, yields on longer-term bonds rose to a peak in early September and closed the reporting period higher than where they began. For the 10-month period, corporate bonds generally outpaced Treasury securities, and high-yield bonds and emerging-market debt provided outstanding returns.

At MainStay, each of our Funds seeks to achieve its investment objective with an established process that is consistently applied in all market environments. While markets may shift and results may vary, we believe that our time-tested investment strategies can help you pursue your long-range goals with confidence.

As you may have noted, the date of this report differs from the date of previous annual reports. The MainStay Board of Trustees recently approved making October 31 the end of the fiscal year for most MainStay Funds. The report that follows provides details about the specific market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the first 10 months of 2003. If you have any questions about this report or your MainStay Fund investments, your Registered Representative will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
November 2003

$10,000 Invested in MainStay Convertible
Fund versus Credit Suisse First Boston(TM)
Convertible Securities Index and Inflation

CLASS A SHARES
Total Returns with Sales Charges: 1 Year 11.94%, 5 Years 7.26%, 10 Years 7.93%

                              [PERFORMANCE LINE GRAPH]

                                                                               CREDIT SUISSE FIRST
                                                  MAINSTAY CONVERTIBLE         BOSTON CONVERTIBLE
PERIOD END                                               FUND                   SECURITIES INDEX1           INFLATION (CPI)2
----------                                        --------------------         -------------------          ----------------
10/31/93                                              $  9,450.00                 $   10,000.00               $   10,000.00
10/31/94                                                 9,693.00                     9,823.00                    10,261.00
10/31/95                                                11,236.00                    11,342.00                    10,543.00
10/31/96                                                12,721.00                    13,130.00                    10,865.00
10/31/97                                                14,809.00                    15,716.00                    11,092.00
10/31/98                                                14,273.00                    15,113.00                    11,257.00
10/31/99                                                17,295.00                    19,197.00                    11,545.00
10/31/00                                                21,636.00                    23,880.00                    11,944.00
10/31/01                                                19,142.00                    19,552.00                    12,198.00
10/31/02                                                18,102.00                    17,671.00                    12,452.00
10/31/03                                                21,442.00                    22,978.00                    12,706.00

CLASS B AND CLASS C SHARES
Class B Total Returns with Sales Charges: 1 Year 12.55%, 5 Years 7.41%, 10 Years 7.88%
Class C Total Returns with Sales Charges: 1 Year 16.55%, 5 Years 7.68%, 10 Years 7.88%

                              [PERFORMANCE LINE GRAPH]

                                                                               CREDIT SUISSE FIRST
                                                  MAINSTAY CONVERTIBLE         BOSTON CONVERTIBLE
PERION ENDING                                            FUND                  SECURITIES INDEX1           INFLATION (CPI)2
-------------                                     --------------------         -------------------          ----------------
10/31/93                                             $  10,000.00                 $  10,000.00                 $  10,000.00
10/31/94                                                10,257.00                     9,823.00                    10,261.00
10/31/95                                                11,822.00                    11,342.00                    10,543.00
10/31/96                                                13,319.00                    13,130.00                    10,865.00
10/31/97                                                15,403.00                    15,716.00                    11,092.00
10/31/98                                                14,741.00                    15,113.00                    11,257.00
10/31/99                                                17,741.00                    19,197.00                    11,545.00
10/31/00                                                22,030.00                    23,880.00                    11,944.00
10/31/01                                                19,350.00                    19,552.00                    12,198.00
10/31/02                                                18,156.00                    17,671.00                    12,452.00
10/31/03                                                21,342.00                    22,978.00                    12,706.00

-------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MAINSTAYFUNDS.COM. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. The Credit Suisse First Boston(TM) Convertible Securities Index is an unmanaged index that generally includes 250 to 300 issues. Convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, are rated B- or higher by S&P, and have an issue size of greater than $100 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

The first 10 months of 2003 presented a number of challenges for equity investors. In addition to facing the volatility associated with military action in Iraq, investors had to contend with a constant stream of mixed economic indicators, which added to the volatility and uncertainty of the stock market.

Although initial signs of an economic recovery began to take shape toward the end of 2002, stocks declined through much of the first quarter of 2003. After the stock market reached its year-to-date low in mid-March, stocks rallied sharply through the end of the reporting period.

The Federal Reserve lowered the targeted federal funds rate by 25 basis points in June 2003, its thirteenth easing move since the beginning of 2001. The latest move brought the targeted federal funds rate to 1.0%, a four-decade low. Real gross domestic product grew at a modest pace in the first quarter of 2003, somewhat faster in the second, and quite rapidly in the third. According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter of 2003, its fastest pace since the first quarter of 1984.

PERFORMANCE REVIEW

For the 10 months ended October 31, 2003, MainStay Convertible Fund returned 15.86% for Class A shares and 15.09% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 20.49% return of the average Lipper(1) convertible securities fund. All share classes also underperformed the 21.78% return of the Credit Suisse First Boston(TM) Convertible Securities Index(2) for the 10 months ended October 31, 2003.

As of October 31, 2003, Morningstar(3) rated MainStay Convertible Fund Class C shares four stars overall out of 63 convertible funds. The Fund's Class C shares were rated three stars out of 63 convertibles funds for the three-year period then ended and four stars out of 54 convertibles funds for the five-year period then ended.

STRONG PERFORMERS

The Fund had an eclectic group of strong-performing securities during the report ing period. Many were direct beneficiaries of the improving economy. Auto and truck manufacturer Navistar International performed well as signs of an up turn in demand for heavy- and medium-duty trucks continued to emerge. Construction- and agricultural-machinery company Caterpillar also contributed positively to performance. Caterpillar sells construction equipment, and if the economy grows, we believe that Caterpillar's stock will perform very well. Con versely, if the economy falters the company's convertible bonds should provide a degree of downside protection.


-------

1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
2. See footnote on page 4 for more information about the Credit Suisse First Boston(TM) Convertible Securities Index.
3. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morning- star Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.

YEAR-BY-YEAR AND 10-MONTH PERFORMANCE (WITHOUT SALES CHARGES)

CLASS A SHARES
[BAR GRAPH]

PERIOD END                                                TOTAL RETURN %
----------                                                --------------
12/94                                                          -1.34%
12/95                                                          23.72
12/96                                                          12.13
12/97                                                          11.36
12/98                                                           1.23
12/99                                                          33.91
12/00                                                           7.24
12/01                                                          -4.01
12/02                                                          -8.88
10/03                                                          15.86

Returns reflect the historical performance of the Class B shares for periods through 12/94. See footnote on page 4 for more information on performance.

CLASS B AND CLASS C SHARES
[BAR GRAPH]

PERIOD END                                                   TOTAL RETURN %
----------                                                   --------------
12/92                                                             13.11%
12/93                                                             24.47
12/94                                                             -1.34
12/95                                                             23.02
12/96                                                             11.39
12/97                                                             10.67
12/98                                                              0.53
12/99                                                             32.90
12/00                                                              6.51
12/01                                                             -4.76
12/02                                                             -9.50
10/03                                                             15.09

Class C share returns reflect the historical performance of the Class B shares for periods through 8/98. See footnote on page 4 for more information on performance.

A number of strong performers for the 10-month reporting period were in the information technology sector. In particular, the portfolio benefited from its overweighted position among semiconductor companies that provide back-end test and assembly services. One holding in particular, ASE Test, does not make semiconductors but does benefit from higher semiconductor unit volume. ASE Test, as its name implies, tests semiconductors before they are sent to customers. The driving force behind improving operating performance for these companies is increasing demand for semiconductors. If the economy improves, semiconductor unit production should increase. With the Fed cutting rates in November 2002 and June 2003, the market anticipated an economic recovery and pushed these stocks higher.

Other semiconductor stocks that benefited during the period were Fairchild Semiconductor and Cypress Semiconductor.

Generic drug maker Teva Pharmaceuticals was another strong contributor to performance. Major pharmaceutical firms continue to struggle with earnings problems and depressed stock prices, as their substantial revenue streams tend to fall sharply when their drugs come off patent. Teva, a leader among generic drug companies, was a beneficiary of these events as it continued to have its generic drugs gain FDA approval, resulting in strong earnings and a rising stock price.

Airline and travel stocks were very weak in 2002 as a result of the geopolitical environment and the SARS outbreak. Consequently, the slightest improvement in the economy led to strong results from many stocks in these areas. The Fund's winners for the 10-month period included Continental Airlines as well as Cendant, a company with exposure to the travel industry through interests in travel agencies, hotels, and rental-car businesses.

Despite a weak holiday shopping season at the end of 2002, Gap Stores performed well in 2003. The Gap had lost its customer base and was struggling to identify its target market. With increased cash on its balance sheet, the company implemented a "back to basics" strategy, and Gap Stores' stock appreciated and enhanced the Fund's results.

WEAK PERFORMERS

While the portfolio had a few laggards, the underperformance of the Fund relative to its peers stemmed primarily from its underweighted position among speculative-grade convertibles. During the 10 months ended October 31, 2003, the Merrill Lynch Investment Grade Convertible Index(4) returned 14.17% while the Merrill Lynch Speculative Grade Convertible Index(5) gained 47.87%. We believe that the strongest case to be made for investing in convertibles is that they offer asymmetry of returns. Stocks go up and stocks go down. The attraction of convertibles is that they may participate more on the upside than they do on the downside. Our strategy to capture this asymmetry of returns is to invest in securities that are not too equity sensitive and not too bond sensitive. Instead, we seek convertibles that we believe will participate in a good portion of the stock's rise, while participating to a lesser degree in the stock's decline. To assure that the Fund's convertibles will provide risk management on the downside we invest in better-quality corporate credits, which are usually investment-grade companies. With the tremendous outperformance of the speculative-grade index, however, our strategy hurt the Fund's relative performance during the reporting period. Nevertheless, over the long term, we believe that our strategy will allow the Fund to capture the value that convertibles offer and will enable the Fund to post solid risk-adjusted returns.


-------

4. The Merrill Lynch Investment Grade Convertible Index is an unmanaged index of investment-grade convertible securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
5. The Merrill Lynch Speculative Grade Convertible Index is an unmanaged index of convertible securities rated below investment grade by major rating agencies. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

The Fund did have some individual holdings with disappointing results. Tenet Healthcare was the largest underperformer for the reporting period. Prior to October 2002 when the FBI announced an investigation of the company for alleged Medicare abuses, we believed that Tenet offered an attractive risk/reward tradeoff, since the company generated substantial free cash flow, which we thought would be deployed to buy back stock. Although Tenet did nothing illegal, the situation escalated when HMOs tried to renegotiate their contracts with Tenet on more favorable terms. After having sold a portion of the Fund's position in November of 2002, we sold the remainder of the position at a loss in June 2003.

New York Stock Exchange firm Labranche & Company also detracted from the Fund's performance, when its stock fell on disappointing earnings. The Pepsi Bottling Group, a manufacturer, seller, and distributor of Pepsi-Cola beverages also took a toll on performance, as cold drinks suffered from unseasonably cold spring weather. We sold the Fund's position in The Pepsi Bottling Group in May.

LOOKING AHEAD

As we look toward 2004, the market has continued to gain ground on positive economic news. We expect the market to maintain its upward bias as the economy continues to recover. If the latest GDP figures are any indication, we feel that more good news on the economy may lie ahead. We continue to be fully invested, and we believe that convertible securities may offer an attractive way to participate in the market's rise, should it continue to climb. Since convertibles also have a fixed-income component, they may offer a measure of downside protection should the market decline.

Whatever the markets or the economy may bring, the Fund will continue to seek capital appreciation together with current income.

Edward Silverstein
Edmund C. Spelman
Thomas Wynn
Portfolio Managers
MacKay Shields LLC

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

Portfolio of Investments October 31, 2003

                             PRINCIPAL
                               AMOUNT            VALUE
                            ------------------------------
CONVERTIBLE SECURITIES (82.2%)+
CONVERTIBLE BONDS (63.6%)

AIRLINES (1.7%)
AirTran Holdings, Inc.
 7.00%, due 7/1/23 (c)....  $   400,000       $    739,500
Alaska Air Group, Inc.
 3.64%, due 3/21/23 (d)...    4,470,000          5,872,686
Delta Air Lines, Inc.
 8.00%, due 6/3/23 (c)....    3,705,000          3,566,062
                                              ------------
                                                10,178,248
                                              ------------
BIOTECHNOLOGY (2.3%)
Genzyme Corp.
 3.00%, due 5/15/21 (e)...    4,615,000          4,655,381
Invitrogen Corp.
 2.00%, due 8/1/23 (c)....    3,220,000          3,779,475
 2.25%, due 12/15/06
 (e)......................    4,920,000          5,012,250
                                              ------------
                                                13,447,106
                                              ------------
BUILDING PRODUCTS (0.5%)
Masco Corp.
 (zero coupon), due
 7/20/31 (e)..............    6,150,000          2,782,875
                                              ------------
CAPITAL MARKETS (7.6%)
Affiliated Managers Group,
 Inc.
 (zero coupon), due 5/7/21
 (e)(f)...................    3,650,000          3,659,125
JMH Finance Ltd.
 4.75%, due 9/6/07
 (c)(e)...................    5,000,000          5,287,500
Legg Mason, Inc.
 (zero coupon), due 6/6/31
 (e)(f)...................    6,620,000          4,427,125
Lehman Brothers Holdings,
 Inc.
 Series INDU
 0.25%, due 10/2/07 (g)...    5,100,000          5,565,375
Merrill Lynch & Co., Inc.
 (zero coupon), due
 3/13/32 (d)..............    2,500,000          2,622,200
 Series DOW
 0.25%, due 5/17/10
 (c)(g)...................    6,680,000          7,157,620
 Series SPY
 1.125%, due 4/4/10
 (c)(g)...................    5,105,000          5,400,069
UBS AG Stamford
 Connecticut Branch
 Series NDQ
 0.25%, due 4/14/08
 (c)(g)...................    5,000,000          4,606,250
 Series SPX
 1.00%, due 4/12/06
 (c)(g)...................    6,000,000          5,850,000
                                              ------------
                                                44,575,264
                                              ------------
COMMERCIAL SERVICES & SUPPLIES (2.0%)
Cendant Corp.
 (zero coupon), due
 2/13/21 (e)..............    8,830,000          6,247,225

                             PRINCIPAL
                               AMOUNT            VALUE
                            ------------------------------
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Waste Connections, Inc.
 5.50%, due 4/15/06.......      765,000            821,419
World Color Press, Inc.
 6.00%, due 10/1/07.......    4,840,000          4,936,800
                                              ------------
                                                12,005,444
                                              ------------

COMMUNICATIONS EQUIPMENT (2.2%)
Brocade Communications
 Systems, Inc.
 2.00%, due 1/1/07........  $ 2,445,000       $  2,185,219
CIENA Corp.
 3.75%, due 2/1/08........    4,335,000          3,803,962
Comverse Technology, Inc.
 1.50%, due 12/1/05 (e)...    3,870,000          3,753,900
Extreme Networks, Inc.
 3.50%, due 12/1/06 (e)...    2,260,000          2,132,875
Juniper Networks, Inc.
 4.75%, due 3/15/07.......    1,220,000          1,253,550
                                              ------------
                                                13,129,506
                                              ------------
CONSUMER FINANCE (0.3%)
Providian Financial Corp.
 4.00%, due 5/15/08.......    1,330,000          1,541,138
                                              ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
At Home Corp.
 4.75%, due 12/15/06
 (h)......................    9,147,056          1,280,588
CoreComm Ltd.
 6.00%, due 10/1/06
 (h)(i)...................    1,500,000             37,500
                                              ------------
                                                 1,318,088
                                              ------------
ELECTRICAL EQUIPMENT (0.2%)
SCI Systems, Inc.
 3.00%, due 3/15/07 (e)...    1,180,000          1,097,400
                                              ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
Artesyn Technologies, Inc.
 5.50%, due 8/15/10.......      810,000          1,035,788
                                              ------------

ENERGY EQUIPMENT & SERVICES (8.0%)
BJ Services Co.
 0.3954%, due 4/24/22
 (e)......................   16,525,000         13,447,219
Cooper Cameron Corp.
 1.75%, due 5/17/21 (e)...    5,860,000          5,728,150
Halliburton Co.
 3.125%, due 7/15/23
 (c)......................    2,875,000          2,900,156
Lehman Brothers Holdings,
 Inc.
 Series HAL
 0.25%, due 9/25/10 (g)...   11,530,000         11,414,700
Nabors Industries Ltd.
 (zero coupon), due
 2/5/21...................    5,250,000          3,432,188
Pride International, Inc.
 2.50%, due 3/1/07 (e)....    8,390,000          9,784,837
                                              ------------
                                                46,707,250
                                              ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                             PRINCIPAL
                               AMOUNT            VALUE
                            ------------------------------
CONVERTIBLE BONDS (CONTINUED)

FOOD & STAPLES RETAILING (1.3%)
Lehman Brothers Holdings,
 Inc.
 Series KR
 0.625%, due 12/11/07
 (g)......................  $ 1,390,000       $  1,355,250
SUPERVALU, Inc.
 (zero coupon), due
 11/2/31 (f)..............   18,605,000          6,000,112
                                              ------------
                                                 7,355,362
                                              ------------
FOOD PRODUCTS (1.1%)
General Mills, Inc.
 (zero coupon), due
 10/28/22.................    2,850,000          2,002,125
Nestle Holding, Inc.
 Series WW
 3.00%, due 5/9/05........    3,960,000          4,326,498
                                              ------------
                                                 6,328,623
                                              ------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.6%)
ALZA Corp.
 (zero coupon), due
 7/28/20..................    3,705,000          2,635,181
Fisher Scientific
 International, Inc.
 2.50%, due 10/1/23 (c)...    3,780,000          4,266,675
Medtronic, Inc.
 1.25%, due 9/15/21.......    6,020,000          6,155,450
Wilson Greatbatch
 Technologies, Inc.
 2.25%, due 6/15/13 (c)...    1,935,000          2,193,806
                                              ------------
                                                15,251,112
                                              ------------
HEALTH CARE PROVIDERS & SERVICES (2.0%)
Beverly Enterprises, Inc.
 2.75%, due 11/1/33.......    2,230,000          2,430,700
Province Healthcare Co.
 4.50%, due 11/20/05
 (e)......................    2,050,000          2,039,750
Quest Diagnostics, Inc.
 1.75%, due 11/30/21......    5,520,000          5,658,000
Universal Health Services,
 Inc.
 0.426%, due 6/23/20
 (e)......................    2,250,000          1,428,750
                                              ------------
                                                11,557,200
                                              ------------
HOTELS, RESTAURANTS & LEISURE (2.9%)
Brinker International,
 Inc.
 (zero coupon), due
 10/10/21.................    7,950,000          5,346,375
Goldman Sachs Group,
 Inc.(The)
 Series MCD
 (zero coupon), due
 8/27/09 (g)..............    5,380,000          5,198,425
GTECH Holdings Corp.
 1.75%, due 12/15/21
 (e)......................    1,775,000          2,975,344
International Game
 Technology
 (zero coupon), due
 1/29/33..................    4,420,000          3,270,800
                                              ------------
                                                16,790,944
                                              ------------
HOUSEHOLD PRODUCTS (1.4%)
Merrill Lynch & Co., Inc.
 Series PG
 0.40%, due 4/14/10
 (c)(g)...................    7,785,000          8,059,032
                                              ------------

                             PRINCIPAL
                               AMOUNT            VALUE
                            ------------------------------
INDUSTRIAL CONGLOMERATES (2.4%)
Tyco International Group
 S.A.
 Series A
 2.75%, due 1/15/18.......  $ 4,975,000       $  5,516,031
 Series B
 3.125%, due 1/15/23......    7,610,000          8,694,425
                                              ------------
                                                14,210,456
                                              ------------
INSURANCE (3.2%)
American International
 Group, Inc.
 0.50%, due 5/15/07.......    8,120,000          7,673,400
Citigroup Global Markets
 Holdings, Inc.
 Series MET
 0.50%, due 10/6/10 (g)...    8,510,000          8,914,225
USF&G Corp.
 (zero coupon), due
 3/3/09...................    2,690,000          2,152,000
                                              ------------
                                                18,739,625
                                              ------------
IT SERVICES (0.5%)
DST Systems, Inc.
 Series A
 4.125%, due 8/15/23
 (c)......................    1,605,000          1,803,619
First Data Corp.
 2.00%, due 3/1/08 (e)....    1,290,000          1,344,825
                                              ------------
                                                 3,148,444
                                              ------------
MACHINERY (4.1%)
Danaher Corp.
 (zero coupon), due
 1/22/21 (e)(f)...........    3,810,000          2,571,750
Lehman Brothers Holdings,
 Inc.
 Series CAT
 0.25%, due 5/13/10 (g)...    3,340,000          4,095,675
Navistar Financial Corp.
 4.75%, due 4/1/09 (e)....    6,970,000          7,091,975
Navistar International
 Corp.
 2.50%, due 12/15/07......    1,245,000          1,702,538
SPX Corp.
 (zero coupon), due 2/6/21
 (f ).....................    6,625,000          4,289,687
Wabash National Corp.
 3.25%, due 8/1/08 (c)....    3,060,000          4,303,125
                                              ------------
                                                24,054,750
                                              ------------
MEDIA (5.2%)
Adelphia Communications
 Corp.
 3.25%, due 5/1/21 (h)....    2,110,000            917,850
Interpublic Group of Cos.,
 Inc. (The)
 4.50%, due 3/15/23.......    1,020,000          1,500,675
Lamar Advertising Co.
 2.875%, due 12/31/10
 (e)......................    5,435,000          5,190,425
Lehman Brothers, Inc.
 Series VIA
 0.25%, due 9/30/10 (g)...    8,650,000          8,650,000
Liberty Media Corp.
 0.75%, due 3/30/23.......    2,460,000          2,650,650

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                             PRINCIPAL
                               AMOUNT            VALUE
                            ------------------------------
CONVERTIBLE BONDS (CONTINUED)

MEDIA (CONTINUED)
News America, Inc.
 (zero coupon), due
 2/28/21 (f)..............  $ 9,410,000       $  5,316,650
Omnicom Group, Inc.
 (zero coupon), due 2/7/31
 (f)......................    4,880,000          4,916,600
Regal Entertainment Group
 3.75%, due 5/15/08 (c)...    1,305,000          1,464,863
                                              ------------
                                                30,607,713
                                              ------------
METALS & MINING (0.2%)
Placer Dome, Inc.
 2.75%, due 10/15/23
 (c)......................    1,145,000          1,268,088
                                              ------------

MULTI-UTILITIES & UNREGULATED POWER (0.3%)
Reliant Resources, Inc.
 5.00%, due 8/15/10
 (c)(e)...................    1,940,000          1,685,375
                                              ------------

OIL & GAS (0.6%)
Citigroup Global Markets
 Holdings, Inc.
 Series XOI
 0.25%, due 2/18/10 (g)...    3,115,000          3,277,291
                                              ------------

PAPER & FOREST PRODUCTS (3.2%)
International Paper Co.
 (zero coupon), due
 6/20/21..................    6,705,000          3,620,700
Lehman Brothers Holdings,
 Inc.
 Series IP
 0.25%, due 5/8/10 (g)....   10,540,000         11,198,750
Merrill Lynch & Co., Inc.
 Series MWV
 0.25%, due 7/28/10 (g)...    4,185,000          4,221,619
                                              ------------
                                                19,041,069
                                              ------------
PHARMACEUTICALS (2.7%)
Citigroup Global Markets
 Holdings, Inc.
 Series K
 0.75%, due 7/20/09 (g)...    3,220,000          3,416,742
Roche Holdings, Inc.
 (zero coupon), due
 1/19/15 (c)(f)...........    4,500,000          3,481,875
Teva Pharmaceutical
 Finance N.V.
 0.75%, due 8/15/21.......    6,585,000          9,021,450
                                              ------------
                                                15,920,067
                                              ------------

                             PRINCIPAL
                               AMOUNT            VALUE
                            ------------------------------
ROAD & RAIL (1.1%)
Citigroup Global Markets
 Holdings, Inc.
 Series UNP
 0.25%, due 5/12/10 (g)...  $ 2,935,000       $  2,857,956
Goldman Sachs Group, Inc.
 (The)
 Series BNI
 1.00%, due 10/30/07
 (g)......................    3,855,000          3,734,531
                                              ------------
                                                 6,592,487
                                              ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.1%)
Brooks Automation, Inc.
 4.75%, due 6/1/08........    1,365,000          1,301,869
ChipPAC, Inc.
 2.50%, due 6/1/08 (c)....    2,040,000          2,672,400
Fairchild Semiconductor
 International, Inc.
 5.00%, due 11/1/08.......    3,640,000          3,826,550
Kulicke & Soffa
 Industries, Inc.
 4.75%, due 12/15/06......    1,615,000          1,562,512
Micron Technology, Inc.
 2.50%, due 2/1/10........    1,605,000          2,251,012
Skyworks Solutions, Inc.
 4.75%, due 11/15/07
 (e)......................      405,000            493,088
                                              ------------
                                                12,107,431
                                              ------------
SPECIALTY RETAIL (0.8%)
Gap, Inc. (The)
 5.75%, due 3/15/09.......    3,465,000          4,621,444
                                              ------------

TRANSPORTATION INFRASTRUCTURE (0.7%)
Morgan Stanley
 Series CNI
 (zero coupon), due
 5/30/10 (g)..............    4,050,000          4,369,140
                                              ------------
Total Convertible Bonds
 (Cost $361,536,407)......                     372,803,760
                                              ------------
                               SHARES
                            ------------
CONVERTIBLE PREFERRED STOCKS (18.6%)

AEROSPACE & DEFENSE (1.0%)
Northrop Grumman Corp.
 7.25% (e)(j).............       56,140          5,664,526
                                              ------------

AIRLINES (0.3%)
Continental Air Finance
 Trust II
 6.00%....................       62,800          1,915,400
                                              ------------

AUTOMOBILES (2.6%)
Ford Motor Co. Captital
 Trust II
 6.50%....................       98,400          4,570,680

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                               SHARES            VALUE
                            ------------------------------
CONVERTIBLE PREFERRED STOCKS (CONTINUED)

AUTOMOBILES (CONTINUED)
General Motors Corp.
 5.25%, Series B..........       86,300       $  1,998,708
 6.25%, Series C..........      315,000          8,738,100
                                              ------------
                                                15,307,488
                                              ------------
CAPITAL MARKETS (1.5%)
Affiliated Managers Group,
 Inc.
 6.00%....................      143,200          3,501,240
DECS Trust IX
 6.75%, Series LAB (e)....       53,000            694,300
Gabelli Asset Management,
 Inc.
 6.95% (e)................      134,200          3,274,480
State Street Corp.
 6.75%....................        5,200          1,293,344
                                              ------------
                                                 8,763,364
                                              ------------
COMMERCIAL SERVICES & SUPPLIES (1.0%)
Cendant Corp.
 7.75% (e)................      118,200          5,720,880
                                              ------------

COMMUNICATIONS EQUIPMENT (0.9%)
Corning, Inc.
 7.00%, Series C..........        3,090          1,772,888
Lucent Technologies
 Capital Trust I
 7.75%....................        3,490          3,801,308
                                              ------------
                                                 5,574,196
                                              ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
CenturyTel, Inc.
 6.875%...................      103,300          2,926,489
                                              ------------
ELECTRIC UTILITIES (1.9%)
Dominion Resources, Inc.
 9.50% (k)................       41,600          2,354,560
FPL Group, Inc.
 8.00%....................       78,800          4,384,432
PPL Capital Funding Trust
 I
 7.75% (e)(l).............      220,900          4,616,810
                                              ------------
                                                11,355,802
                                              ------------
HEALTH CARE PROVIDERS & SERVICES (0.1%)
Anthem, Inc.
 5.00%....................        5,900            480,968
                                              ------------
INSURANCE (3.4%)
Chubb Corp. (The)
 7.00%....................       64,500          1,789,875
Hartford Financial
 Services Group, Inc.
 (The)
 6.00%....................       25,300          1,390,741
 7.00%....................       85,400          4,836,202

                               SHARES            VALUE
                            ------------------------------
INSURANCE (CONTINUED)
Prudential Financial, Inc.
 6.75%....................      115,120       $  7,099,450
Travelers Property
 Casualty Corp.
 4.50%....................      194,500          4,656,330
                                              ------------
                                                19,772,598
                                              ------------
IT SERVICES (0.1%)
Electronic Data Systems
 Corp.
 7.875%...................       25,275            521,929
                                              ------------

MACHINERY (0.7%)
Cummins Capital Trust I
 7.00% (e)................       64,380          3,959,370
                                              ------------

MEDIA (0.6%)
Adelphia Communications
 Corp.
 7.50%, Series F (a)(h)...       89,300            183,065
Comcast Corp.
 2.00% (m)................       19,200            724,800
Equity Securities Trust I
 6.50%, Series CVC........       25,200            558,432
Equity Securities Trust II
 6.25%, Series CVC........       86,900          1,974,368
                                              ------------
                                                 3,440,665
                                              ------------
MULTI-UTILITIES & UNREGULATED POWER (0.3%)
Calpine Capital Trust
 5.75%....................       44,700          2,050,612
                                              ------------

OFFICE ELECTRONICS (0.3%)
Xerox Corp.
 6.25%....................       16,100          1,692,110
                                              ------------

OIL & GAS (1.1%)
Chesapeake Energy Corp.
 6.00%....................       22,600          1,545,275
Kerr-McGee Corp.
 5.50%....................      114,100          4,866,365
                                              ------------
                                                 6,411,640
                                              ------------
PAPER & FOREST PRODUCTS (1.3%)
Boise Cascade Corp.
 7.50% (n)................       96,670          4,503,855
International Paper
 Capital Trust
 5.25% (e)................       62,600          3,098,700
                                              ------------
                                                 7,602,555
                                              ------------
SPECIALTY RETAIL (0.1%)
Toys "R" Us, Inc.
 6.25%....................       15,600            639,600
                                              ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                               SHARES            VALUE
                            ------------------------------
CONVERTIBLE PREFERRED STOCKS (CONTINUED)

THRIFTS & MORTGAGE FINANCE (0.5%)
PMI Group, Inc. (The)
 5.875%...................      114,200       $  2,934,940
                                              ------------
WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Nextel Communications,
 Inc.
 (zero coupon)............        3,100          1,771,650
Qwest Trends Trust
 5.75% (c)................       38,400            303,245
                                              ------------
                                                 2,074,895
                                              ------------
Total Convertible Preferred Stocks
 (Cost $103,376,678)......                     108,810,027
                                              ------------
Total Convertible
 Securities
 (Cost $464,913,085)......                     481,613,787
                                              ------------
COMMON STOCKS (17.2%)

CAPITAL MARKETS (5.4%)
Bank of New York Co., Inc.
 (The)....................      223,000          6,955,370
DIAMONDS Trust
 Series I.................       84,500          8,278,465
Merrill Lynch & Co.,
 Inc. ....................      148,100          8,767,520
Nasdaq-100 Shares
 (a)(e)(o)................       96,100          3,380,798
S&P 500 Depositary Receipt
 (o)......................       39,200          4,128,936
                                              ------------
                                                31,511,089
                                              ------------
COMMERCIAL SERVICES & SUPPLIES (0.3%)
Moore Wallace, Inc. (a)...      131,700          1,883,310
                                              ------------
COMMUNICATIONS EQUIPMENT (0.7%)
Cisco Systems, Inc. (a)...       79,700          1,672,106
Motorola, Inc. ...........      139,300          1,884,729
Tellabs, Inc. (a).........       53,800            405,114
                                              ------------
                                                 3,961,949
                                              ------------
COMPUTERS & PERIPHERALS (0.2%)
EMC Corp. (a).............       91,500          1,266,360
                                              ------------

CONSTRUCTION & ENGINEERING (0.1%)
McDermott International,
 Inc. (a).................       52,800            390,720
                                              ------------

CONTAINERS & PACKAGING (1.6%)
Smurfit-Stone
 Container Corp. (a)......      619,100          9,596,050
                                              ------------
DIVERSIFIED FINANCIAL SERVICES (0.9%)
Citigroup, Inc. ..........      111,870          5,302,638
                                              ------------

                               SHARES            VALUE
                            ------------------------------
ENERGY EQUIPMENT & SERVICES (1.1%)
Halliburton Co. ..........      143,100       $  3,417,228
Superior Energy Services,
 Inc. (a).................       67,600            604,344
Tidewater, Inc. ..........       26,700            731,847
Transocean, Inc. (a)......       92,700          1,778,913
                                              ------------
                                                 6,532,332
                                              ------------
HEALTH CARE PROVIDERS & SERVICES (0.1%)
Beverly Enterprises, Inc.
 (a)......................      125,600            762,392
                                              ------------

HOTELS, RESTAURANTS & LEISURE (0.4%)
Brinker International,
 Inc. (a).................       67,600          2,151,708
Fine Host Corp. (a)(i)....       54,216                542
                                              ------------
                                                 2,152,250
                                              ------------
INTERNET SOFTWARE & SERVICES (0.1%)
Interwoven, Inc. (a)(e)...      232,200            880,038
                                              ------------

MEDIA (1.0%)
Clear Channel
 Communications, Inc......       80,600          3,290,092
Comcast Corp.
 Class A (a)..............       48,000          1,565,760
Time Warner, Inc. (a).....       58,700            897,523
                                              ------------
                                                 5,753,375
                                              ------------
OIL & GAS (0.5%)
Chesapeake Energy Corp.
 (e)......................       99,000          1,181,070
Valero Energy Corp........       48,640          2,076,928
                                              ------------
                                                 3,257,998
                                              ------------
PAPER & FOREST PRODUCTS (1.8%)
Bowater, Inc. ............      219,100          8,945,853
International Paper
 Co. .....................       36,000          1,416,600
                                              ------------
                                                10,362,453
                                              ------------
PHARMACEUTICALS (0.1%)
Teva Pharmaceutical
 Industries Ltd. ADR
 (p)......................        9,670            550,126
                                              ------------

REAL ESTATE (0.2%)
FelCor Lodging Trust, Inc.
 (a)......................      127,100          1,295,149
                                              ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.2%)
ASE Test Ltd. (a).........      353,500          4,383,400
Fairchild Semiconductor
 International, Inc.
 Class A (a)..............       69,500          1,570,700
Taiwan Semiconductor
 Manufacturing Co. Ltd.
 ADR (a)(p)...............      108,108          1,195,675
                                              ------------
                                                 7,149,775
                                              ------------
SOFTWARE (1.0%)
Microsoft Corp............      129,800          3,394,270
Quest Software, Inc.
 (a)......................       60,100            895,490

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                               SHARES            VALUE
                            ------------------------------
COMMON STOCKS (CONTINUED)

SOFTWARE (CONTINUED)
Siebel Systems, Inc.
 (a)......................      142,500       $  1,794,075
                                              ------------
                                                 6,083,835
                                              ------------
SPECIALTY RETAIL (0.2%)
Limited Brands............       50,800            894,080
                                              ------------

TRADING COMPANIES & DISTRIBUTORS (0.2%)
Quebecor World, Inc. .....       63,500          1,083,310
                                              ------------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
AT&T Wireless Services,
 Inc. (a).................       57,763            418,782
                                              ------------
Total Common Stocks
 (Cost $89,085,910).......                     101,088,011
                                              ------------
                              NUMBER OF
                            CONTRACTS (q)
                            -------------
PURCHASED PUT OPTION (0.0%) (b)

IT SERVICES (0.0%) (B)
First Data Corp.
 Strike Price @ $45.00
 Expire 11/28/03
 (a)(r)(t)................           126            117,180
                                               ------------
Total Purchased Put Option
 (Cost $81,774)...........                          117,180
                                               ------------
                              PRINCIPAL
                               AMOUNT
                            -------------
SHORT-TERM INVESTMENTS (12.1%)

COMMERCIAL PAPER (0.4%)
UBS Finance Delaware LLC
 1.03%, due 11/3/03.......   $ 2,145,000          2,144,877
                                               ------------
Total Commercial Paper
 (Cost $2,144,877)........                        2,144,877
                                               ------------
                               SHARES
                            -------------
INVESTMENTS COMPANIES (0.9%)
AIM Institutional Funds
 Group (s)................     4,417,010          4,417,010
Merrill Lynch Premier
 Institutional Fund.......       851,060            851,060
                                               ------------
Total Investment Companies
 (Cost $5,268,070)........                        5,268,070
                                               ------------
                              PRINCIPAL
                               AMOUNT             VALUE
                            -------------------------------
MASTER NOTE (1.7%)
Banc of America Securities
 1.1874%, due 11/3/03
 (s)......................   $10,027,000       $ 10,027,000
                                               ------------
Total Master Note
 (Cost $10,027,000).......                       10,027,000
                                               ------------
REPURCHASE AGREEMENTS (9.1%)
Countrywide Securities
 Corp.
 1.1424%, dated 10/31/03
 due 11/3/03 (s)
 Proceeds at Maturity
 $13,331,252
 (Collateralized by
 Various Bonds with a
 Principal Amount of
 $15,735,589 and a Market
 Value of $13,659,999)....    13,330,000         13,330,000
CS First Boston LLC
 1.1124%, dated 10/31/03
 due 11/3/03 (s)
 Proceeds at Maturity
 $9,611,879
 (Collateralized by
 Various Bonds with a
 Principal Amount of
 $8,930,692 and a Market
 Value of $9,731,760).....     9,611,000          9,611,000
Lehman Brothers, Inc.
 1.1124%, dated 10/31/03
 due 11/3/03 (s)
 Proceeds at Maturity
 $12,051,102
 (Collateralized by
 Various Bonds with a
 Principal Amount of
 $12,410,880 and a Market
 Value of $12,268,148)....    12,050,000         12,050,000
Merrill Lynch & Co., Inc.
 1.1424%, dated 10/31/03
 due 11/3/03 (s)
 Proceeds at Maturity
 $18,364,724
 (Collateralized by
 Various Bonds with a
 Principal Amount of
 $17,717,479 and a Market
 Value of $19,058,499)....    18,363,000         18,363,000
                                               ------------
Total Repurchase
 Agreements
 (Cost $53,354,000).......                       53,354,000
                                               ------------
Total Short-Term
 Investments
 (Cost $70,793,947).......                       70,793,947
                                               ------------
Total Investments
 (Cost $624,874,716)
 (u)......................         111.5%       653,612,925(v)
Liabilities in Excess of
 Cash and Other Assets....         (11.5)       (67,233,916)
                             -----------       ------------
Net Assets................         100.0%      $586,379,009
                             ===========       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Floating rate. Rate shown is the rate in effect at
     October 31, 2003.
(e)  Represents a security, or a portion thereof, which is
     out on loan.
(f)  LYON-Liquid Yield Option Note: callable, zero coupon
     securities priced at a deep discount from par. They
     include a "put" feature that enables holders to redeem
     them at a specific date, at a specific price. Put prices
     reflect fixed interest rates, and therefore increase
     over time.
(g)  Synthetic Convertible -- An equity-linked security
     issued by an entity other than the issuer of the
     underlying equity instrument.
(h)  Issuer in default.
(i)  Fair valued security.
(j)  Equity Units -- Each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at
     $100.00 by November 16, 2004.
(k)  PIES Units (Premium Income Equity Security
     Units) -- Each unit reflects a Senior note plus 1
     purchase contract to acquire shares of common stock at
     $50.00 by November 16, 2004.
(l)  PEPS Units (Premium Equity Participating Security
     Units) -- Each unit reflects a Trust Preferred Security
     plus 1 purchase contract to acquire shares of common
     stock at $25.00 by May 18, 2004.
(m)  ZONES -- Zero-premium Option Note Exchangeable Security.
(n)  Equity Units -- Each unit reflects 1 share of a
     preferred security of Boise Cascade Trust I plus 1
     purchase contract to acquire shares of common stock at a
     price based on the average trading price by December 16,
     2004.
(o)  Exchange Traded Fund -- Represents a basket of
     securities that are traded on an exchange.
(p)  ADR -- American Depositary Receipt.
(q)  One contract relates to 100 shares.
(r)  Options can be exercised into the underlying common
     stock.
(s)  Represents a security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(t)  Fair valued security.
(u)  The cost for federal income tax purposes is
     $629,435,176.
(v)  At October 31, 2003 net unrealized appreciation was
     $24,177,749, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $41,128,907 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $16,951,158.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2003

ASSETS:
Investment in securities, at value (identified cost
  $624,874,716) including $65,280,301 market value of
  securities loaned.........................................       $ 653,612,925
Deposits with brokers for securities loaned.................               1,738
Cash........................................................               6,156
Receivables:
  Investment securities sold................................           4,033,801
  Dividends and interest....................................           2,186,069
  Fund shares sold..........................................           1,180,879
Other assets................................................              15,393
                                                                   -------------
        Total assets........................................         661,036,961
                                                                   -------------
LIABILITIES:
Securities lending collateral (Note 2)......................          67,799,748
Payables:
  Investment securities purchased...........................           5,216,316
  NYLIFE Distributors.......................................             436,490
  Fund shares redeemed......................................             405,036
  Manager...................................................             358,903
  Transfer agent............................................             292,284
  Trustees..................................................               6,227
  Custodian.................................................               5,536
Accrued expenses............................................             137,412
                                                                   -------------
        Total liabilities...................................          74,657,952
                                                                   -------------
Net assets..................................................       $ 586,379,009
                                                                   =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      76,200
  Class B...................................................             399,157
  Class C...................................................              22,122
Additional paid-in capital..................................         678,311,717
Accumulated undistributed net investment income.............             396,820
Accumulated net realized loss on investments................        (121,565,216)
Net unrealized appreciation on investments..................          28,738,209
                                                                   -------------
Net assets..................................................       $ 586,379,009
                                                                   =============
CLASS A
Net assets applicable to outstanding shares.................       $  89,751,473
                                                                   =============
Shares of beneficial interest outstanding...................           7,620,006
                                                                   =============
Net asset value per share outstanding.......................       $       11.78
Maximum sales charge (5.50% of offering price)..............                0.69
                                                                   -------------
Maximum offering price per share outstanding................       $       12.47
                                                                   =============
CLASS B
Net assets applicable to outstanding shares.................       $ 470,548,910
                                                                   =============
Shares of beneficial interest outstanding...................          39,915,707
                                                                   =============
Net asset value and offering price per share outstanding....       $       11.79
                                                                   =============
CLASS C
Net assets applicable to outstanding shares.................       $  26,078,626
                                                                   =============
Shares of beneficial interest outstanding...................           2,212,192
                                                                   =============
Net asset value and offering price per share outstanding....       $       11.79
                                                                   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the period January 1, 2003 through October 31, 2003* and the year ended December 31, 2002

                                                                 2003*          2002
                                                              -----------   ------------
INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $ 6,570,739      7,688,837
  Interest..................................................    7,864,135     13,470,787
  Income from securities loaned--net........................      164,241             --
                                                              -----------   ------------
    Total income............................................   14,599,115     21,159,624
                                                              -----------   ------------
Expenses:
  Manager...................................................    3,239,824      4,141,953
  Distribution--Class B.....................................    2,789,699      3,698,429
  Distribution--Class C.....................................      123,319        107,087
  Transfer agent............................................    1,444,651      1,764,995
  Service--Class A..........................................      160,366        172,954
  Service--Class B..........................................      929,648      1,232,655
  Service--Class C..........................................       41,182         35,759
  Shareholder communication.................................      112,975        141,923
  Professional..............................................       93,692        129,055
  Recordkeeping.............................................       67,457         84,320
  Custodian.................................................       54,501         70,009
  Registration..............................................       37,514         33,789
  Trustees..................................................       24,284         29,821
  Miscellaneous.............................................       28,838         38,960
                                                              -----------   ------------
    Total expenses..........................................    9,147,950     11,681,709
                                                              -----------   ------------
Net investment income.......................................    5,451,165      9,477,915
                                                              -----------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN
  OPTION AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................     (441,110)   (55,559,038)
  Written option transactions...............................           --        427,786
  Foreign currency transactions.............................           --        (13,479)
                                                              -----------   ------------
Net realized loss on investments, written option and foreign
  currency transactions.....................................     (441,110)   (55,144,731)
                                                              -----------   ------------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................   71,944,969    (14,537,684)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......           --            (34)
                                                              -----------   ------------
Net unrealized gain (loss) on investments and foreign
  currency transactions.....................................   71,944,969    (14,537,718)
                                                              -----------   ------------
Net realized and unrealized gain (loss) on investments,
  written option and foreign currency transactions..........   71,503,859    (69,682,449)
                                                              -----------   ------------
Net increase (decrease) in net assets resulting from
  operations................................................  $76,955,024   $(60,204,534)
                                                              ===========   ============

-------

     The Fund changed its fiscal year end from December 31 to
 *   October 31.
     Dividends recorded net of foreign withholding taxes of
(a)  $6,135 and $498 for 2003 and 2002, respectively.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets for the period January 1, 2003 through October 31, 2003* and the years ended December 31, 2002 and December 31, 2001

                                                                 2003*           2002            2001
                                                              ------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $  5,451,165   $   9,477,915   $  15,807,036
  Net realized loss on investments, written option and
    foreign currency transactions...........................      (441,110)    (55,144,731)    (47,295,043)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........    71,944,969     (14,537,718)     (3,356,396)
                                                              ------------   -------------   -------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    76,955,024     (60,204,534)    (34,844,403)
                                                              ------------   -------------   -------------
Dividends to shareholders:
  From net investment income:
    Class A.................................................    (1,076,883)     (1,580,733)     (2,249,140)
    Class B.................................................    (3,667,253)     (7,311,178)    (13,720,759)
    Class C.................................................      (167,186)       (219,203)       (267,183)
                                                              ------------   -------------   -------------
      Total dividends to shareholders.......................    (4,911,322)     (9,111,114)    (16,237,082)
                                                              ------------   -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    39,188,090      20,051,677      31,254,673
    Class B.................................................    33,718,114      35,369,125      47,596,871
    Class C.................................................    11,579,475       8,131,432       9,202,425
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................       949,687       1,400,688       2,045,755
    Class B.................................................     3,317,307       6,557,319      12,352,039
    Class C.................................................       115,178         144,085         176,792
                                                              ------------   -------------   -------------
                                                                88,867,851      71,654,326     102,628,555
Cost of shares redeemed:
    Class A.................................................   (27,482,132)    (20,648,134)    (24,599,134)
    Class B.................................................   (62,229,667)   (107,229,635)   (109,144,823)
    Class C.................................................    (3,553,098)     (4,540,979)     (3,195,716)
                                                              ------------   -------------   -------------
      Decrease in net assets derived from capital share
        transactions........................................    (4,397,046)    (60,764,422)    (34,311,118)
                                                              ------------   -------------   -------------
      Net increase (decrease) in net assets.................    67,646,656    (130,080,070)    (85,392,603)
NET ASSETS:
Beginning of period.........................................   518,732,353     648,812,423     734,205,026
                                                              ------------   -------------   -------------
End of period...............................................  $586,379,009   $ 518,732,353   $ 648,812,423
                                                              ============   =============   =============
Accumulated undistributed net investment income
  (distributions in excess of net investment income) at end
  of period.................................................  $    396,820   $    (225,242)  $    (563,301)
                                                              ============   =============   =============

-------
 *   The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                       Class A
                                                     ----------------------------------------------------------------------------
                                                     January 1,
                                                        2003
                                                       through                          Year ended December 31,
                                                     October 31,      -----------------------------------------------------------
                                                        2003*          2002         2001         2000         1999         1998
                                                     -----------      -------      -------      -------      -------      -------
Net asset value at beginning of period.............    $ 10.31        $ 11.58      $ 12.45      $ 14.53      $ 12.49      $ 13.53
                                                       -------        -------      -------      -------      -------      -------
Net investment income..............................       0.16           0.25         0.36(d)      0.56         0.55         0.57
Net realized and unrealized gain (loss) on
 investments.......................................       1.46          (1.27)       (0.87)(d)     0.42         3.55        (0.38)
Net realized and unrealized gain (loss) on foreign
 currency transactions.............................         --          (0.00)(b)     0.00(b)      0.01        (0.00)(b)    (0.02)
                                                       -------        -------      -------      -------      -------      -------
Total from investment operations...................       1.62          (1.02)       (0.51)        0.99         4.10         0.17
                                                       -------        -------      -------      -------      -------      -------
Less dividends and distributions:
 From net investment income........................      (0.15)         (0.25)       (0.36)       (0.57)       (0.52)       (0.57)
 From net realized gain on investments.............         --             --           --        (2.50)       (1.54)       (0.64)
                                                       -------        -------      -------      -------      -------      -------
Total dividends and distributions..................      (0.15)         (0.25)       (0.36)       (3.07)       (2.06)       (1.21)
                                                       -------        -------      -------      -------      -------      -------
Net asset value at end of period...................    $ 11.78        $ 10.31      $ 11.58      $ 12.45      $ 14.53      $ 12.49
                                                       =======        =======      =======      =======      =======      =======
Total investment return (a)........................      15.86%         (8.88%)      (4.01%)       7.24%       33.91%        1.23%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income...........................       1.85%+         2.30%        2.97%(d)     3.63%        3.84%        3.74%
   Expenses........................................       1.38%+         1.37%        1.29%        1.24%        1.29%        1.40%
Portfolio turnover rate............................         73%            94%         175%         245%         374%         347%
Net assets at end of period (in 000's).............    $89,751        $66,871      $74,317      $70,915      $46,254      $42,376

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
 **  Class C Shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.
(c)  Less than one thousand.
(d)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              CLASS A       CLASS B       CLASS C
                                                              -------       -------       -------
Decrease net investment income..............................   ($0.00)(b)    ($0.00)(b)    ($0.00)(b)
Increase net realized and unrealized gains and losses.......     0.00(b)       0.00(b)       0.00(b)
Decrease ratio of net investment income.....................    (0.07%)       (0.07%)       (0.07%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 Class B                                                      Class C
    ------------------------------------------------------------------   -------------------------------------------------
    January 1,                                                           January 1,
       2003                                                                 2003
      through                   Year ended December 31,                    through           Year ended December 31,
    October 31,   ----------------------------------------------------   October 31,   -----------------------------------
       2003*        2002       2001       2000       1999       1998        2003*       2002      2001      2000     1999
    -----------   --------   --------   --------   --------   --------   -----------   -------   -------   ------   ------
     $  10.33     $  11.59   $  12.46   $  14.53   $  12.49   $  13.52     $ 10.33     $ 11.59   $ 12.46   $14.53   $12.49
     --------     --------   --------   --------   --------   --------     -------     -------   -------   ------   ------
         0.10         0.17       0.27 (d)   0.45       0.44       0.46        0.10        0.17      0.27 (d) 0.45     0.44
         1.45        (1.27)     (0.87)(d)   0.43       3.55      (0.37)       1.45       (1.27)    (0.87)(d) 0.43     3.55
           --        (0.00)(b)    0.0 (b)   0.01      (0.00)(b)  (0.02)         --       (0.00)(b)  0.00 (b) 0.01    (0.00)(b)
     --------     --------   --------   --------   --------   --------     -------     -------   -------   ------   ------
         1.55        (1.10)     (0.60)      0.89       3.99       0.07        1.55       (1.10)    (0.60)    0.89     3.99
     --------     --------   --------   --------   --------   --------     -------     -------   -------   ------   ------
        (0.09)       (0.16)     (0.27)     (0.46)     (0.41)     (0.46)      (0.09)      (0.16)    (0.27)   (0.46)   (0.41)
           --           --         --      (2.50)     (1.54)     (0.64)         --          --        --    (2.50)   (1.54)
     --------     --------   --------   --------   --------   --------     -------     -------   -------   ------   ------
        (0.09)       (0.16)     (0.27)     (2.96)     (1.95)     (1.10)      (0.09)      (0.16)    (0.27)   (2.96)   (1.95)
     --------     --------   --------   --------   --------   --------     -------     -------   -------   ------   ------
     $  11.79     $  10.33   $  11.59   $  12.46   $  14.53   $  12.49     $ 11.79     $ 10.33   $ 11.59   $12.46   $14.53
     ========     ========   ========   ========   ========   ========     =======     =======   =======   ======   ======
        15.09%       (9.50%)    (4.76%)     6.51%     32.90%      0.53%      15.09%      (9.50%)   (4.76%)   6.51%   32.90%
         1.10%+       1.55%      2.22%(d)     2.88%     3.09%     2.99%       1.10%+      1.55%     2.22%(d) 2.88%    3.09%
         2.13%+       2.12%      2.04%      1.99%      2.04%      2.15%       2.13%+      2.12%     2.04%    1.99%    2.04%
           73%          94%       175%       245%       374%       347%         73%         94%      175%     245%     374%
     $470,549     $436,572   $561,254   $655,343   $658,197   $656,831     $26,079     $15,289   $13,241   $7,946   $1,329

        Class C
     -------------

     September 1**
        through
     December 31,
         1998
     -------------
        $12.64
        ------
          0.26
          0.47
          0.02
        ------
          0.75
        ------
         (0.26)
         (0.64)
        ------
         (0.90)
        ------
        $12.49
        ======
          6.06%
          2.99%+
          2.15%+
           347%
        $   --(c)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                                            21

MainStay Convertible Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Convertible Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation together with current income.

The Fund's principal investments include high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund also invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Notes to Financial Statements

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of business of the New York Stock Exchange. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. Should the Manager or Subadvisor conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

MainStay Convertible Fund

(C) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Written option activity for the ten months ended October 31, 2003 was as follows:

                                                              NUMBER OF
                                                              CONTRACTS    PREMIUM
                                                              ---------   ---------
Options outstanding at December 31, 2002....................       --     $      --
Options -- written..........................................     (402)      (87,230)
Options -- exercised........................................      402        87,230
                                                               ------     ---------
Options outstanding at October 31, 2003.....................       --     $      --
                                                               ======     =========

(D) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expenses and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the Securities Act of 1933 and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered.

(E) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(F) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(G) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassification between accumulated undistributed net investment income and accumulated net realized loss on investments arising from a permanent difference; net assets at October 31, 2003, are not effected.

 ACCUMULATED      ACCUMULATED
UNDISTRIBUTED    NET REALIZED
NET INVESTMENT      LOSS ON
    INCOME        INVESTMENTS
--------------   -------------
   $82,219         $(82,219)

The reclassification for the Fund is primarily due to premium amortization adjustments.

(H) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned.

MainStay Convertible Fund

Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gain (loss) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

(J) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(K) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assump-tions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

Through June 10, 2002 the Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets. Effective June 11, 2002, the Manager established contractual fee breakpoints for its management fee of 0.72% on assets up to $500 million, 0.67% on assets from $500 million to $1.0 billion and 0.62% on assets in excess of $1.0 billion. For the ten months ended October 31, 2003 and year ended December 31, 2002, the Manager earned from the Fund $3,239,824 and $4,141,953, respectively.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor through June 10, 2002 a monthly fee at an annual rate of 0.36% of the average daily net assets of the Fund. Effective June 11, 2002, the Manager pays the Subadvisor a monthly fee of 0.36% on assets up to $500 million, 0.335% on assets from $500 million to $1.0 billion and 0.31% on assets in excess of $1.0 billion.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

MainStay Convertible Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $31,412 for the ten months ended October 31, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $46,568, $177,736 and $3,184, respectively, for the ten months ended October 31, 2003.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the ten months ended October 31, 2003 and year ended December 31, 2002 amounted to $1,444,651 and $1,764,995, respectively.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Convertible Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $11,435 for the ten months ended October 31, 2003 and $11,215 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $67,457 for the ten months ended October 31, 2003 and $84,320 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2003, the components of accumulated loss on a tax basis were as follows:

   ACCUMULATED
UNDISTRIBUTED NET  ACCUMULATED CAPITAL    UNREALIZED    TOTAL ACCUMULATED
INVESTMENT INCOME   AND OTHER LOSSES     APPRECIATION         LOSS
-----------------  -------------------   ------------   -----------------
    $610,697          $(117,218,633)     $24,177,749      $(92,430,187)

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals, interest written off and premium amortization adjustments.

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $117,218,633 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS                                                AMOUNT
AVAILABLE THROUGH                                             (000'S)
-----------------                                             --------
     2009...................................................  $ 50,394
     2010...................................................    61,799
     2011...................................................     5,026
                                                              --------
                                                              $117,219
                                                              ========

The tax character of distributions paid during the ten months ended October 31, 2003 and the years ended December 31, 2002, and December 31, 2001 shown in the Statement of Changes in Net Assets, was as follows:

                                                     2003         2002         2001
                                                  ----------   ----------   -----------
Distributions paid from ordinary income:          $4,911,322   $9,111,114   $16,237,082

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the ten months ended October 31, 2003, purchases and sales of securities, other than short-term securities, were $404,362 and $388,365, respectively.

As of October 31, 2003, the Fund had securities on loan with an aggregate market value of $65,280,301. The Fund received $67,799,748 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder

MainStay Convertible Fund

redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the ten months ended October 31, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                        JANUARY 1,                             YEAR ENDED DECEMBER 31,
                                          THROUGH             ----------------------------------------------------------
                                     OCTOBER 31, 2003*                    2002                          2001
                                ---------------------------   ----------------------------   ---------------------------
                                CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C    CLASS A   CLASS B   CLASS C
                                -------   -------   -------   -------   -------   --------   -------   -------   -------
Shares sold..................    3,571     3,067     1,048     1,852      3,267      744      2,612     3,978      768
Shares issued in reinvestment
  of dividends and
  distributions..............       87       305        10       131        614       14        178     1,075       15
                                ------    ------    ------    ------    -------     ----     ------    ------     ----
                                 3,658     3,372     1,058     1,983      3,881      758      2,790     5,053      783
Shares redeemed..............   (2,521)   (5,728)     (326)   (1,917)   (10,024)    (420)    (2,067)   (9,241)    (279)
                                ------    ------    ------    ------    -------     ----     ------    ------     ----
Net increase (decrease)......    1,137    (2,356)      732        66     (6,143)     338        723    (4,188)     504
                                ======    ======    ======    ======    =======     ====     ======    ======     ====

-------
* The fund changed its fiscal year end from December 31 to October 31.

NOTE 8--OTHER MATTERS:

New York Life Investment Management LLC (NYLIM) and mutual funds that NYLIM advises, including The MainStay Funds, have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading and other matters. We are cooperating fully in responding to these requests. We have no reason to believe that NYLIM or any of the mutual funds NYLIM advises has been targeted as the subject of any governmental or regulatory enforcement action.

Report of Independent Auditors

To the Trustees of The MainStay Funds and Shareholders of
MainStay Convertible Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Convertible Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the ten months ended October 31, 2003 and the year ended December 31, 2002, the changes in its net assets for the ten months ended October 31, 2003 and each of the two years in the period ended December 31, 2002 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 18, 2003

TAX INFORMATION (UNAUDITED)

The Fund intends to designate the maximum amount of dividends, qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003, allowable.

In addition, 100% of the ordinary income dividends paid during the ten months ended October 31, 2003 qualify for the corporate dividends received deduction under section 243 of the Internal Revenue Code.

The MainStay Funds--Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   2002 and         Manager, New York Life Investment
                          Trustee since    Management LLC (including predecessor
                          2000             advisory organizations) and New York
                                           Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Executive Vice
                                           President and Manager, NYLIFE LLC;
                                           Manager, NYLIFE Distributors LLC; Vice
                                           Chairman, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        41             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, NYLIFE LLC; Director, NYLIFE
                                           Securities, Inc.; Chairman, President,
                                           and Manager, NYLIFE Distributors LLC;
                                           Manager, McMorgan & Company LLC;
                                           Chairman, Trustee, and President,
                                           Eclipse Funds, (4 portfolios); Chairman
                                           and Director, Eclipse Funds Inc. (13
                                           portfolios); Senior Vice President,
                                           Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities
  Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5
  Years."

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24             None
3/1/32                    1996             Officer, New York Life Insurance Company
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Manager, MacKay Shields LLC;          24             None
7/1/25                    1991             Chairman, Chief Executive Officer, and
                                           President, New York Life Insurance
                                           Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Non-Executive
11/13/39                  1997             Chancellor, Queen's University (1985 to                Director, Allied
                                           2001).                                                 Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group,
                                                                                                  Plc; Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc.
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, Adolor
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Corporation;
                          Non-             firm).                                                 Director, First
                          Interested                                                              Advantage
                          Trustee                                                                 Corporation.
---------------------------------------------------------------------------------------------------------------------
Michael H. Sutton         Trustee since    Retired. Independent Consultant (1999 to       24             None
9/19/40                   2003             present); Special Consultant, Financial
                                           Accounting Standards Board (1998 to
                                           1999); Chief Accountant, United States
                                           Securities and Exchange Commission (1995
                                           to 1998).
---------------------------------------------------------------------------------------------------------------------

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Advisor (July 2003 to present) and             24             None
2/13/52                   1994             Managing Director (2001 to June 2003),
                                           The Carlyle Group (private investment
                                           firm); Chairman and Chief Executive
                                           Officer, Somerset Group (financial
                                           advisory firm); Senior Managing
                                           Director, Groupe Arnault (private
                                           investment firm) (1999 to 2001).
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Manager, NYLIFE Distributors
                                           LLC.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, and MainStay VP Series
                          since 2001       Fund, Inc.; Chief Financial Officer and
                                           Assistant Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors LLC; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., and Eclipse Funds; Managing
                                           Director and Senior Counsel, Lehman
                                           Brothers Inc., (October 1998 to December
                                           1999); General Counsel and Managing
                                           Director, JP Morgan Investment
                                           Management Inc. (1986 to September
                                           1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc.; Vice
                                           President-Financial Operations and Chief
                                           Financial Officer, NYLIFE Distributors
                                           LLC; Tax Vice President, New York Life
                                           International, LLC; Tax Vice President,
                                           Eclipse Funds, Eclipse Funds Inc., and
                                           MainStay VP Series Fund, Inc.
---------------------------------------------------------------------------------------------------------------------

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund(2)
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(3)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MacKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

McMORGAN & COMPANY LLC(4)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Ceased operations as of November 28, 2003.
3. Closed to new investors as of December 1, 2001.
4. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Auditors

1. As of October 31, 2003.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054


www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors LLC. All rights reserved.  MSC11- 12/03
                                  NYLIM-A04376                   05

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Convertible Fund

    ANNUAL REPORT

    OCTOBER 31, 2003

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3

                                                              $10,000 Invested in MainStay Capital
                                                              Appreciation Fund versus S&P 500(R) Index,
                                                              Russell 1000(R) Growth Index, and Inflation--
                                                              Class A, Class B, and Class C Shares             4

                                                              Portfolio Management Discussion and Analysis     6

                                                              Year-by-Year and 10-Month Performance            7

                                                              Portfolio of Investments                        10

                                                              Financial Statements                            13

                                                              Notes to Financial Statements                   18

                                                              Report of Independent Auditors                  24

                                                              Trustees and Officers                           25

                                                              The MainStay(R) Funds                           28

                       This page intentionally left blank

President's Letter

The first 10 months of 2003 represented a positive period for most investors. Although the stock market struggled from mid-January through early March, it recovered strongly through the end of October. The rally began several days before coalition forces entered Iraq and continued long after the conclusion of major combat operations. Although difficulties in Iraq, the Middle East, and North Korea continued to raise concerns, investors have tended to focus on corporate earnings and the potential for an economic turnaround.

The Federal Reserve remained accommodative throughout the 10-month period, and the Federal Open Market Committee lowered the targeted federal funds rate by 25 basis points on June 25, 2003, to a low 1.0%. Real gross domestic product, which grew at a modest 1.4% in the first quarter of 2003, rose by 3.3% in the second quarter. According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter. Much of this increase resulted from robust consumer spending. Although unemployment rates remain high, the figures have declined from their peak in June 2003, and the Federal Reserve recently observed that "the labor market appears to be stabilizing."

Within the equity market, smaller companies generally outperformed larger ones and growth stocks tended to appreciate more than value equities at all capitalization levels. The bond markets benefited from anticipation of the Federal Reserve's easing move, and while yields on short-term securities continued to decline, yields on longer-term bonds rose to a peak in early September and closed the reporting period higher than where they began. For the 10-month period, corporate bonds generally outpaced Treasury securities, and high-yield bonds and emerging-market debt provided outstanding returns.

At MainStay, each of our Funds seeks to achieve its investment objective with an established process that is consistently applied in all market environments. While markets may shift and results may vary, we believe that our time-tested investment strategies can help you pursue your long-range goals with confidence.

As you may have noted, the date of this report differs from the date of previous annual reports. The MainStay Board of Trustees recently approved making October 31 the end of the fiscal year for most MainStay Funds. The report that follows provides details about the specific market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the first 10 months of 2003. If you have any questions about this report or your MainStay Fund investments, your Registered Representative will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
November 2003

$10,000 Invested in MainStay Capital
Appreciation Fund versus S&P 500(R) Index,
Russell 1000(R) Growth Index, and Inflation

CLASS A SHARES
Total Returns with Sales Charges: 1 Year 9.63%, 5 Years -4.55%, 10 Years 6.36% [LINE GRAPH]

                                          MAINSTAY CAPITAL                            RUSSELL 1000 GROWTH
Period-end                               APPRECIATION FUND       S&P 500 INDEX(1)          INDEX(2)            INFLATION (CPI)(3)
-----------                              -----------------      -----------------     -------------------      ------------------
10/31/93                                  $  9,450.00             $ 10,000.00             $ 10,000.00             $ 10,000.00
10/31/94                                     9,722.00               10,387.00               10,536.00               10,261.00
10/31/95                                    12,543.00               13,133.00               13,613.00               10,543.00
10/31/96                                    14,943.00               16,297.00               16,615.00               10,865.00
10/31/97                                    18,493.00               21,531.00               21,678.00               11,092.00
10/31/98                                    22,100.00               26,266.00               27,020.00               11,257.00
10/31/99                                    29,009.00               33,008.00               36,273.00               11,545.00
10/31/00                                    32,617.00               35,018.00               39,658.00               11,944.00
10/31/01                                    20,074.00               26,297.00               23,816.00               12,198.00
10/31/02                                    15,972.00               22,325.00               19,144.00               12,452.00
10/31/03                                    18,530.00               26,968.00               23,321.00               12,706.00

CLASS B AND CLASS C SHARES
Class B Total Returns with Sales Charges: 1 Year 10.08%, 5 Years -4.51%, 10 Years 6.31%
Class C Total Returns with Sales Charges: 1 Year 14.08%, 5 Years -4.22%, 10 Years 6.31%
[LINE GRAPH]

                                          MAINSTAY CAPITAL                            RUSSELL 1000 GROWTH
Period-end                               APPRECIATION FUND       S&P 500 INDEX(1)          INDEX(2)            INFLATION (CPI)(3)
-----------                              -----------------       ----------------     -------------------      ------------------
10/31/93                                 $ 10,000.00             $ 10,000.00             $ 10,000.00             $ 10,000.00
10/31/94                                   10,288.00               10,387.00               10,536.00               10,261.00
10/31/95                                   13,215.00               13,133.00               13,613.00               10,543.00
10/31/96                                   15,671.00               16,297.00               16,615.00               10,865.00
10/31/97                                   19,301.00               21,531.00               21,678.00               11,092.00
10/31/98                                   22,880.00               26,266.00               27,020.00               11,257.00
10/31/99                                   29,795.00               33,008.00               36,273.00               11,545.00
10/31/00                                   33,249.00               35,018.00               39,658.00               11,944.00
10/31/01                                   20,303.00               26,297.00               23,816.00               12,198.00
10/31/02                                   16,029.00               22,325.00               19,144.00               12,452.00
10/31/03                                   18,446.00               26,968.00               23,321.00               12,706.00

-------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MAINSTAYFUNDS.COM. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------

2. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

3. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

The first 10 months of 2003 presented a number of challenges for equity investors. In addition to facing the volatility associated with military action in Iraq, investors had to contend with a constant stream of mixed economic indicators, which added to the volatility and uncertainty of the stock market.

Looking back, early signs of an economic recovery began to take shape toward the end of 2002, but these indicators declined through much of the first quarter of 2003. After the market reached its year-to-date low in mid-March, however, stocks trended upward through the end of October 2003.

The Federal Open Market Committee lowered the targeted federal funds rate by 25 basis points in June 2003, to a low 1.0%. Real gross domestic product grew at a modest pace in the first quarter of 2003, somewhat faster in the second, and quite rapidly in the third. According to preliminary estimates by the Bureau of Economic Analysis, real GDP grew at a seasonally adjusted annual rate of 8.2% in the third quarter of 2003, its fastest pace since the first quarter of 1984.

PERFORMANCE REVIEW

For the 10 months ended October 31, 2003, MainStay Capital Appreciation Fund returned 21.12% for Class A shares and 20.33% for Class B and C shares, excluding all sales charges. All share classes underperformed the 22.70% return of the average Lipper(1) large-cap growth fund over the same period. All share classes also underperformed the 21.21% return of the S&P 500(R) Index(2) and the 24.11% return of the Russell 1000(R) Growth Index(3) for the 10 months ended October 31, 2003.

The Fund's underperformance relative to the Russell 1000 Growth Index was confined to the first part of the reporting period, when low-quality stocks led the rally and market volatility remained high. In recent months, quality growth stocks have rallied strongly, which has contributed to the Fund's modest outper formance in the second and third quarters of 2003.

STRONG AND WEAK PERFORMERS

The Fund's information technology holdings posted the strongest return for the year, rising 50.64%(4) through October 31, versus a 42.79% gain for information technology stocks in the Russell 1000 Growth Index. For the 10-month period, the Fund's weighting in the information technology sector remained similar to that of the Index. VERITAS Software (+130.99%) and Intel (+112.29%) stood out as the Fund's top performers in the sector during the reporting period. VERITAS Software is a leading provider of enterprise storage products and services, a business that has proven to be one of the most successful subsectors in the technology market this year. Other top-performing information technology stocks in the Fund included Texas Instruments (+93.50%), Analog Devices (+85.71%),


-------
1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
2. See footnote on page 4 for more information about the S&P 500 Index.
3. See footnote on page 5 for more information about the Russell 1000(R) Growth Index.
4. Performance percentages for Fund holdings reflect the total return performance of the indicated securities or sectors for the 10 months ended October 31, 2003, or for the portion of the reporting period such securities or sector holdings were held in the Fund, if shorter. Due to purchases and sales, the performance of Fund holdings may differ from the performance of the securities or sectors themselves.

YEAR-BY-YEAR AND 10-MONTH PERFORMANCE (WITHOUT SALES CHARGES)

CLASS A SHARES
[LINE GRAPH]

Period-end                                                                  Total Return %
-----------                                                                 --------------
12/94                                                                            -1.52
12/95                                                                            35.79
12/96                                                                            19.16
12/97                                                                            24.10
12/98                                                                            39.24
12/99                                                                            24.90
12/00                                                                           -11.17
12/01                                                                           -23.85
12/02                                                                           -31.56
10/03                                                                            21.12

CLASS B SHARES
[LINE GRAPH]

Period-end                                                                  Total Return %
-----------                                                                 --------------
12/94                                                                            -1.52
12/95                                                                            35.11
12/96                                                                            18.56
12/97                                                                            23.45
12/98                                                                            38.15
12/99                                                                            23.90
12/00                                                                           -11.85
12/01                                                                           -24.47
12/02                                                                           -32.07
10/03                                                                            20.33

and Electronic Arts (+98.79%). The Fund's only technology holding that declined during the reporting period was SunGard Data Systems, which fell less than 1%.

The Fund's holdings in the industrials sector gained 21.46% versus a 23.77% gain for industrial stocks in the Russell 1000 Growth Index. Cendant (+94.94%), the Fund's top-performing industrial stock, rose on strong sales trends in its real estate business. Cendant, FedEx, Danaher, and United Technologies were all up considerably for the period, fueled by the strengthening economy. Two industrial stocks that detracted from the Fund's performance during the reporting period were General Dynamics and Lockheed Martin. We sold General Dynamics and recently reduced the Fund's position in Lockheed Martin.

                                                                               7
                                                                               -

CLASS C SHARES
[LINE GRAPH]

Period-end                                                                  Total Return %
----------                                                                  --------------
12/94                                                                            -1.52
12/95                                                                            35.11
12/96                                                                            18.56
12/97                                                                            23.45
12/98                                                                            38.15
12/99                                                                            23.90
12/00                                                                           -11.82
12/01                                                                           -24.46
12/02                                                                           -32.10
10/03                                                                            20.33

Although basic materials stocks represented a small percentage (2.83%) of the Fund's total holdings, the sector delivered strong returns during the reporting period, rising 15.23% in the Fund and 34.34% in the Index. The Fund's two holdings in this sector included Praxair, which rose 21.77%, and Air Products and Chemicals, which returned 7.90%. Praxair's strength was driven by rising optimism--similar to that seen in the industrials sector--that earnings growth rates will increase as the economy recovers.

The Fund's holdings in the financials sector rose 17.86% during the 10-month period versus an 18.24% increase for this portion of the Index. American Express, Citigroup, and Morgan Stanley ranked as the Fund's top-three financial performers during the reporting period, each rising roughly 30% or more. Since the end of March, American Express has rallied on investors' belief that the company's travel business and credit-card operations will benefit from an economic rebound. The price of Morgan Stanley shares rose along with the equity market, since the company's business is closely tied to market performance. Citibank advanced on the view that commercial lending activity will likely increase as the economy rebounds. Among the Fund's financial stocks, BB&T was the biggest detractor from performance, and we sold the Fund's entire position. The company was hurt by net interest margin compression and soft loan growth.

For the 10-month period, the Fund's health care holdings rose 7.97% versus an 11.00% gain for health care stocks in the Russell 1000 Growth Index. Fortunately, the Fund was underweighted in this sector relative to the Index, which helped to mute this relative underperformance. Baxter International and Tenet Health Care were the two biggest laggards during the period. Johnson & Johnson was weighed down by competitive concerns in its core business, while Cardinal Health was impacted by management's decision to lower the company's long-term earnings-growth forecast. Among the Fund's winners were Amgen (+27.76%) and Genentech (+147.20%). Genentech, in particular, had a stunning rise in May after the company released positive data from a first-line colorectal-cancer trial for its new drug, Avastin.

The Fund's consumer discretionary stocks rose 15.19% compared to a 35.33% rise in consumer discretionary stocks within the Index. In the consumer staples sector, the Fund's holdings rose 10.44% compared to 12.86% for related stocks in the Index. Consumer discretionary holdings Harley-Davidson, Kohl's, and Viacom turned in disappointing results. Harley-Davidson took the greatest toll on performance, as the stock dropped on concerns about the company's lower-than-expected production goals for 2004. Despite these concerns, we continue to view Harley-Davidson, Kohl's, and Viacom as solid long-term holdings. Our top performing consumer discretionary stocks included Lowe's (+57.50%), Target (+33.22%), and Bed Bath & Beyond (+22.27%). Among the Fund's consumer staples positions, Kraft Foods proved to be a dramatic underperformer, which prompted us to sell the stock. The biggest gainer was Wal-Mart (+17.28%), and the company continues to see strength in its retail sales as the economy rebounds.

While energy stocks represented only 2.82% of the Fund's holdings, the Fund's energy stocks declined 7.27% for the period versus a 2.75% increase for the energy stocks in the index. All of the Fund's energy holdings are in the energy equipment & services industry, since we believe that high oil prices and the recent decline in Iraqi production levels will prompt domestic producers to step up their exploration and production efforts. While this trend has yet to emerge in earnest, we continue to believe that it is only a matter of time.

LOOKING AHEAD

The market has continued to gain ground on positive economic news. We expect the market to maintain its upward bias as the economy continues to recover. If the latest gross domestic product figures are any indication, we believe that more good news on the economy may lie ahead. As always, we will continue to focus on high-quality growth companies with strong growth prospects.

Whatever the markets or the economy may bring, the Fund will continue to seek long-term growth of capital, with dividend income, if any, as an incidental consideration.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

MainStay Capital Appreciation Fund

                                 SHARES             VALUE
                               -------------------------------
COMMON STOCKS (100.0%)+

AEROSPACE & DEFENSE (2.7%)
Lockheed Martin Corp. (c)....     319,700       $   14,821,292
United Technologies Corp. ...     359,200           30,420,648
                                                --------------
                                                    45,241,940
                                                --------------
AIR FREIGHT & LOGISTICS (1.9%)
FedEx Corp. .................     409,400           31,016,144
                                                --------------
AUTOMOBILES (1.8%)
Harley-Davidson, Inc. (c)....     626,800           29,716,588
                                                --------------
BEVERAGES (2.1%)
Coca-Cola Co. (The)..........     274,600           12,741,440
PepsiCo, Inc. ...............     456,500           21,829,830
                                                --------------
                                                    34,571,270
                                                --------------
BIOTECHNOLOGY (2.1%)
Amgen, Inc. (a)(c)...........     397,700           24,561,952
Genentech, Inc. (a)(c).......     125,600           10,295,432
                                                --------------
                                                    34,857,384
                                                --------------
CAPITAL MARKETS (1.7%)
Morgan Stanley...............     502,400           27,566,688
                                                --------------
CHEMICALS (2.9%)
Air Products & Chemicals,
 Inc. .......................     467,800           21,242,798
Praxair, Inc. (c)............     384,700           26,767,426
                                                --------------
                                                    48,010,224
                                                --------------
COMMERCIAL BANKS (2.3%)
Bank of America Corp. .......     284,000           21,507,320
Fifth Third Bancorp (c)......     286,900           16,628,724
                                                --------------
                                                    38,136,044
                                                --------------
COMMERCIAL SERVICES & SUPPLIES (1.7%)
Cendant Corp. (a)(c).........   1,330,900           27,190,287
                                                --------------

COMMUNICATIONS EQUIPMENT (2.0%)
Cisco Systems, Inc. (a)......   1,599,300           33,553,314
                                                --------------

COMPUTERS & PERIPHERALS (5.0%)
Dell, Inc. (a)(c)............     733,300           26,486,796
Hewlett-Packard Co. (c)......   1,313,100           29,295,261
International Business
 Machines Corp. .............     304,000           27,201,920
                                                --------------
                                                    82,983,977
                                                --------------
CONSUMER FINANCE (2.0%)
American Express Co. ........     700,300           32,865,079
                                                --------------

DIVERSIFIED FINANCIAL SERVICES (1.6%)
Citigroup, Inc. .............     568,600           26,951,640
                                                --------------

                                 SHARES             VALUE
                               -------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.2%)
Agilent Technologies, Inc.
 (a).........................     809,900       $   20,182,708
                                                --------------

ENERGY EQUIPMENT & SERVICES (1.6%)
Baker Hughes, Inc. ..........     294,300            8,316,918
BJ Services Co. (a)..........     305,600           10,026,736
Weatherford International
 Ltd. (a)....................     222,500            7,731,875
                                                --------------
                                                    26,075,529
                                                --------------
FOOD & STAPLES RETAILING (4.7%)
Sysco Corp. (c)..............     720,400           24,248,664
Walgreen Co. (c).............     761,400           26,511,948
Wal-Mart Stores, Inc. .......     440,400           25,961,580
                                                --------------
                                                    76,722,192
                                                --------------
HEALTH CARE EQUIPMENT & SUPPLIES (3.7%)
Baxter International,
 Inc. .......................     529,575           14,076,104
Boston Scientific Corp.
 (a).........................     369,100           24,995,452
Medtronic, Inc. .............     487,200           22,201,704
                                                --------------
                                                    61,273,260
                                                --------------
HEALTH CARE PROVIDERS & SERVICES (7.1%)
Cardinal Health, Inc. (c)....     417,800           24,792,252
Caremark Rx, Inc. (a)........     336,300            8,424,315
HCA, Inc. ...................     639,300           24,453,225
UnitedHealth Group, Inc. ....     648,600           33,000,768
WellPoint Health Networks,
 Inc. (a)....................     303,600           26,990,040
                                                --------------
                                                   117,660,600
                                                --------------
HOTELS, RESTAURANTS & LEISURE (0.2%)
International Game
 Technology..................      92,100            3,016,275
                                                --------------

HOUSEHOLD DURABLES (0.5%)
Lennar Corp. Class A.........      93,400            8,578,790
                                                --------------

HOUSEHOLD PRODUCTS (1.5%)
Colgate-Palmolive Co. (c)....     451,000           23,988,690
                                                --------------

INDUSTRIAL CONGLOMERATES (1.6%)
General Electric Co. (c).....     886,000           25,702,860
                                                --------------

INSURANCE (1.3%)
Marsh & McLennan Cos.,
 Inc. .......................     491,700           21,020,175
                                                --------------

INTERNET & CATALOG RETAIL (1.5%)
InterActiveCorp. (a)(c)......     690,900           25,362,939
                                                --------------

IT SERVICES (1.4%)
First Data Corp. (c).........     658,900           23,522,730
                                                --------------

-------
+ Percentages indicated are based on Fund net assets.



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2003

                                 SHARES             VALUE
                               -------------------------------
COMMON STOCKS (CONTINUED)

MACHINERY (3.6%)
Danaher Corp. (c)............     356,700       $   29,552,595
Illinois Tool Works, Inc. ...     393,400           28,934,570
                                                --------------
                                                    58,487,165
                                                --------------
MEDIA (6.1%)
Clear Channel Communications,
 Inc. .......................     635,760           25,951,723
Gannett Co., Inc. ...........     255,300           21,473,283
Omnicom Group, Inc. .........     352,600           28,137,480
Viacom, Inc. Class B (c).....     633,922           25,274,470
                                                --------------
                                                   100,836,956
                                                --------------
MULTILINE RETAIL (3.0%)
Kohl's Corp. (a).............     446,600           25,040,862
Target Corp. (c).............     619,500           24,618,930
                                                --------------
                                                    49,659,792
                                                --------------
PHARMACEUTICALS (6.5%)
Forest Laboratories, Inc.
 (a).........................     462,100           23,109,621
Johnson & Johnson (c)........     577,800           29,080,674
Pfizer, Inc. ................   1,008,800           31,878,080
Teva Pharmaceutical
 Industries Ltd. ADR
 (c)(d)......................     412,300           23,455,747
                                                --------------
                                                   107,524,122
                                                --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (9.5%)
Analog Devices, Inc.
 (a)(c)......................     700,200           31,039,866
Applied Materials, Inc.
 (a)(c)......................   1,023,400           23,916,858
Intel Corp. .................   1,048,000           34,636,400
KLA-Tencor Corp. (a).........     330,900           18,970,497
Maxim Integrated Products,
 Inc. .......................     349,800           17,388,558
Texas Instruments, Inc. .....   1,063,000           30,741,960
                                                --------------
                                                   156,694,139
                                                --------------
SOFTWARE (8.8%)
Electronic Arts, Inc.
 (a)(c)......................     275,200           27,255,808
Microsoft Corp. .............   1,312,200           34,314,030
Oracle Corp. (a).............   2,247,200           26,876,512
Symantec Corp. (a)(c)........     385,200           25,673,580
VERITAS Software Corp. (a)...     830,500           30,022,575
                                                --------------
                                                   144,142,505
                                                --------------
SPECIALTY RETAIL (5.0%)
Bed Bath & Beyond, Inc.
 (a)(c)......................     667,900           28,212,096
Lowe's Cos., Inc. (c)........     466,600           27,496,738
TJX Cos., Inc. (The).........   1,240,300           26,033,897
                                                --------------
                                                    81,742,731
                                                --------------
THRIFTS & MORTGAGE FINANCE (1.4%)
Fannie Mae (c)...............     316,000           22,654,040
                                                --------------
Total Common Stocks
 (Cost $1,511,778,815).......                    1,647,508,777
                                                --------------
                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
SHORT-TERM INVESTMENTS (13.8%)

COMMERCIAL PAPER (2.4%)
Bavaria Universal Funding
 1.1162%, due 11/7/03 (e)....  $27,500,000      $   27,494,958
UBS Finance Delaware LLC
 1.03%, due 11/3/03..........  12,400,000           12,399,290
                                                --------------
                                                    39,894,248
                                                --------------
Total Commercial Paper
 (Cost $39,894,248)..........                       39,894,248
                                                --------------
                                 SHARES
                               -----------
INVESTMENT COMPANY (0.0%) (B)
AIM Institutional Funds Group
 (e).........................     192,933              192,933
                                                --------------
Total Investment Company
 (Cost $192,933).............                          192,933
                                                --------------
                                PRINCIPAL
                                 AMOUNT
                               -----------
MASTER NOTE (4.3%)
Banc of America Securities
 LLC
 1.1874%, due 11/3/03 (e)....  $70,502,000          70,502,000
                                                --------------
Total Master Note
 (Cost $70,502,000)..........                       70,502,000
                                                --------------

REPURCHASE AGREEMENTS (5.6%)
Banc One Capital Markets,
 Inc.
 1.1799%, dated 10/31/03
 due 11/3/03 (e)
 Proceeds at Maturity
 $7,000,679
 (Collateralized by Various
 Bonds with a Principal
 Amount of $8,221,681 and a
 Market Value of
 $7,350,000).................   7,000,000            7,000,000
                                                --------------
Countrywide Securities Corp.
 1.1424%, dated 10/31/03
 due 11/3/03 (e)
 Proceeds at Maturity
 $49,654,662
 (Collateralized by Various
 Bonds with a Principal
 Amount of $58,610,053 and a
 Market Value of
 $50,879,139)................  49,650,000           49,650,000
                                                --------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Capital Appreciation Fund

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

REPURCHASE AGREEMENTS (CONTINUED)
CS First Boston LLC
 1.1124%, dated 10/31/03
 due 11/3/03 (e)
 Proceeds at Maturity
 $3,206,293
 (Collateralized by Various
 Bonds with a Principal
 Amount of $2,979,065 and a
 Market Value of
 $3,246,283).................  $3,206,000       $    3,206,000
                                                --------------
Lehman Brothers, Inc.
 1.1124%, dated 10/31/03
 due 11/3/03 (e)
 Proceeds at Maturity
 $5,357,490
 (Collateralized by Various
 Bonds with a Principal
 Amount of $5,517,434 and a
 Market Value of
 $5,453,981).................   5,357,000            5,357,000
                                                --------------
Merrill Lynch & Co., Inc.
 1.1424%, dated 10/31/03
 due 11/3/03 (e)
 Proceeds at Maturity
 $25,780,420
 (Collateralized by Various
 Bonds with a Principal
 Amount of $24,871,816 and a
 Market Value of
 $26,754,342)................  25,778,000           25,778,000
                                                --------------
Total Repurchase Agreements
 (Cost $90,991,000)..........                       90,991,000
                                                --------------

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
YANKEE CERTIFICATE OF DEPOSIT (1.5%)
Natexis Banque NY
 1.1124%, due 12/15/03
 (e)(f)......................  $25,000,000      $   25,000,000
                                                --------------
Total Yankee Certificate of
 Deposit
 (Cost $25,000,000)..........                       25,000,000
                                                --------------
Total Short-Term Investments
 (Cost $226,580,181).........                      226,580,181
                                                --------------
Total Investments
 (Cost $1,738,358,996) (g)...       113.8%       1,874,088,958(h)
Liabilities in Excess of
 Cash and Other Assets.......       (13.8)        (227,295,259)
                               -----------      --------------
Net Assets...................       100.0%      $1,646,793,699
                               ===========      ==============

--------------------------------------------------------------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  Represents a security, or a portion thereof, which is out on loan.
(d)  ADR-American Depositary Receipt.
(e)  Represents a security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(f)  Yankee certificate of deposit (CD)--dollar-denominated CD issued in the United States by foreign banks and
     corporations.
(g)  The cost for federal income tax purposes is
     $1,740,969,727.
(h)  At October 31, 2003 net unrealized appreciation was
     $133,119,231, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $225,350,518 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $92,231,287.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2003

ASSETS:
Investment in securities, at value (identified cost
  $1,738,358,996) including $207,099,004 market value of
  securities loaned.........................................       $1,874,088,958
Deposit with broker for securities loaned...................                4,696
Cash........................................................                3,204
Receivables:
  Investment securities sold................................           12,273,553
  Fund shares sold..........................................            2,615,929
  Dividends and interest....................................            1,127,381
Other assets................................................               22,362
                                                                   --------------
        Total assets........................................        1,890,136,083
                                                                   --------------
LIABILITIES:
Securities lending collateral...............................          214,185,587
Payables:
  Investment securities purchased...........................           23,467,316
  Fund shares redeemed......................................            2,400,099
  NYLIFE Distributors.......................................            1,174,425
  Transfer agent............................................            1,040,627
  Manager...................................................              784,830
  Trustees..................................................               18,593
  Custodian.................................................               11,659
Accrued expenses............................................              259,248
                                                                   --------------
        Total liabilities...................................          243,342,384
                                                                   --------------
Net assets..................................................       $1,646,793,699
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      123,179
  Class B...................................................              513,525
  Class C ..................................................                4,135
Additional paid-in capital..................................        1,776,638,480
Accumulated net realized loss on investments................         (266,215,582)
Net unrealized appreciation on investments..................          135,729,962
                                                                   --------------
Net assets..................................................       $1,646,793,699
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  335,484,175
                                                                   ==============
Shares of beneficial interest outstanding...................           12,317,867
                                                                   ==============
Net asset value per share outstanding.......................       $        27.24
Maximum sales charge (5.50% of offering price)..............                 1.59
                                                                   --------------
Maximum offering price per share outstanding................       $        28.83
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $1,300,834,822
                                                                   ==============
Shares of beneficial interest outstanding...................           51,352,514
                                                                   ==============
Net asset value and offering price per share outstanding....       $        25.33
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $   10,474,702
                                                                   ==============
Shares of beneficial interest outstanding...................              413,505
                                                                   ==============
Net asset value and offering price per share outstanding....       $        25.33
                                                                   ==============


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the period January 1, 2003 through October 31, 2003* and the year ended December 31, 2002.

                                                                  2003*           2002
                                                              -------------   -------------
INVESTMENT INCOME:
Income:
  Dividends.................................................  $ 10,353,684    $  13,868,073
  Interest..................................................        25,134          230,667
  Income from securities loaned-net.........................       259,728          156,374
                                                              ------------    -------------
    Total income............................................    10,638,546       14,255,114
                                                              ------------    -------------
Expenses:
  Distribution--Class B.....................................     7,487,101       11,527,264
  Distribution--Class C.....................................        61,459           99,915
  Manager...................................................     7,020,528       11,199,351
  Transfer agent............................................     5,261,405        6,974,080
  Service--Class A..........................................       623,447          870,621
  Service--Class B..........................................     2,495,700        3,842,421
  Service--Class C..........................................        20,487           33,305
  Shareholder communication.................................       268,165          481,360
  Professional..............................................       164,724          268,225
  Recordkeeping.............................................       147,796          216,522
  Custodian.................................................       113,870          174,704
  Trustees..................................................        61,554           89,983
  Registration..............................................        51,605           51,295
  Miscellaneous.............................................        38,798           59,344
                                                              ------------    -------------
    Total expenses before waiver............................    23,816,639       35,888,390
Fees waived by Manager......................................            --         (816,657)
                                                              ------------    -------------
    Net expenses............................................    23,816,639       35,071,733
                                                              ------------    -------------
Net investment loss.........................................   (13,178,093)     (20,816,619)
                                                              ------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  WRITTEN OPTIONS:
Net realized gain (loss) from:
  Security transactions.....................................   (31,763,736)    (121,014,006)
  Written option transactions...............................            --        1,758,109
                                                              ------------    -------------
Net realized loss on investments and written option
  transactions..............................................   (31,763,736)    (119,255,897)
                                                              ------------    -------------
Net change in unrealized appreciation (depreciation) on
  investments...............................................   328,438,794     (606,013,572)
                                                              ------------    -------------
Net realized and unrealized gain (loss) on investments and
  written option transactions...............................   296,675,058     (725,269,469)
                                                              ------------    -------------
Net increase (decrease) in net assets resulting from
  operations................................................  $283,496,965    $(746,086,088)
                                                              ============    =============

-------

*  The Fund changed its fiscal year end from December 31 to October 31.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets for the period January 1, 2003 through October 31, 2003* and the years ended December 31, 2002 and December 31, 2001.

                                                                  2003*             2002             2001
                                                              --------------   --------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................  $  (13,178,093)  $  (20,816,619)  $   (28,605,448)
  Net realized loss on investments and written option
    transactions............................................     (31,763,736)    (119,255,897)     (115,195,949)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     328,438,794     (606,013,572)     (710,017,154)
                                                              --------------   --------------   ---------------
  Net increase (decrease) in net assets resulting from
    operations..............................................     283,496,965     (746,086,088)     (853,818,551)
                                                              --------------   --------------   ---------------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................              --               --        (3,272,641)
    Class B.................................................              --               --       (14,973,415)
    Class C.................................................              --               --          (136,801)
                                                              --------------   --------------   ---------------
      Total distributions to shareholders...................              --               --       (18,382,857)
                                                              --------------   --------------   ---------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      86,054,368      122,521,377       166,042,126
    Class B.................................................      81,141,359      120,012,435       206,267,785
    Class C.................................................         943,485        1,696,548         4,408,518
                                                              --------------   --------------   ---------------
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................              --               --         3,115,514
    Class B.................................................              --               --        14,552,594
    Class C.................................................              --               --           110,942
                                                              --------------   --------------   ---------------
                                                                 168,139,212      244,230,360       394,497,479
                                                              --------------   --------------   ---------------
  Cost of shares redeemed:
    Class A.................................................     (86,356,395)    (153,190,672)     (170,552,204)
    Class B.................................................    (168,974,203)    (352,883,911)     (403,175,817)
    Class C.................................................      (2,118,140)      (4,788,461)       (6,677,860)
                                                              --------------   --------------   ---------------
      Decrease in net assets derived from capital share
        transactions........................................     (89,309,526)    (266,632,684)     (185,908,402)
                                                              --------------   --------------   ---------------
      Net increase (decrease) in net assets.................     194,187,439   (1,012,718,772)   (1,058,109,810)
NET ASSETS:
Beginning of period.........................................   1,452,606,260    2,465,325,032     3,523,434,842
                                                              --------------   --------------   ---------------
End of period...............................................  $1,646,793,699   $1,452,606,260   $ 2,465,325,032
                                                              ==============   ==============   ===============

-------

* The Fund changed its fiscal year end from December 31 to October 31.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                          Class A
                                                          -----------------------------------------------------------------------
                                                          January 1,
                                                             2003
                                                            through                      Year ended December 31,
                                                          October 31,    --------------------------------------------------------
                                                             2003*         2002        2001        2000        1999        1998
                                                          -----------    --------    --------    --------    --------    --------
Net asset value at beginning of period..................   $  22.49      $  32.86    $  43.46    $  57.12    $  48.74    $  36.60
                                                           --------      --------    --------    --------    --------    --------
Net investment loss (a).................................      (0.09)        (0.13)      (0.15)      (0.33)      (0.24)      (0.14)
Net realized and unrealized gain (loss) on
 investments............................................       4.84        (10.24)     (10.22)      (6.16)      12.22       14.42
                                                           --------      --------    --------    --------    --------    --------
Total from investment operations........................       4.75        (10.37)     (10.37)      (6.49)      11.98       14.28
                                                           --------      --------    --------    --------    --------    --------
Less distributions:
 From net realized gain on investments..................         --            --       (0.23)      (7.17)      (3.60)      (2.14)
                                                           --------      --------    --------    --------    --------    --------
Net asset value at end of period........................   $  27.24      $  22.49    $  32.86    $  43.46    $  57.12    $  48.74
                                                           ========      ========    ========    ========    ========    ========
Total investment return (b).............................      21.12%       (31.56%)    (23.85%)    (11.17%)     24.90%      39.24%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment loss..................................      (0.45%)+      (0.48%)     (0.41%)     (0.59%)     (0.47%)     (0.34%)
   Expenses.............................................       1.30%+        1.28%       1.29%       1.19%       1.19%       1.23%
   Net Expenses (after waiver)..........................       1.30%+        1.23%       1.10%       0.99%       1.00%       1.04%
Portfolio turnover rate.................................         19%           69%         44%         38%         41%         29%
Net assets at end of period (in 000's)..................   $335,484      $277,526    $442,526    $590,366    $587,633    $394,848

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      Class B                                        Class C
    ----------------------------------------------------------------------------   -----------
    January 1,                                                                     January 1,
       2003                                                                           2003
      through                        Year ended December 31,                         through
    October 31,   --------------------------------------------------------------   October 31,
       2003*         2002         2001         2000         1999         1998         2003*
    -----------   ----------   ----------   ----------   ----------   ----------   -----------
    $    21.05    $    30.99   $    41.34   $    55.15   $    47.54   $    36.02     $ 21.05
    ----------    ----------   ----------   ----------   ----------   ----------     -------
         (0.23)        (0.32)       (0.39)       (0.72)       (0.61)       (0.45)      (0.23)
          4.51         (9.62)       (9.73)       (5.92)       11.82        14.11        4.51
    ----------    ----------   ----------   ----------   ----------   ----------     -------
          4.28         (9.94)      (10.12)       (6.64)       11.21        13.66        4.28
    ----------    ----------   ----------   ----------   ----------   ----------     -------
            --            --        (0.23)       (7.17)       (3.60)       (2.14)         --
    ----------    ----------   ----------   ----------   ----------   ----------     -------
    $    25.33    $    21.05   $    30.99   $    41.34   $    55.15   $    47.54     $ 25.33
    ==========    ==========   ==========   ==========   ==========   ==========     =======
         20.33%       (32.07%)     (24.47%)     (11.85%)      23.90%       38.15%      20.33%

         (1.20%)+      (1.23%)      (1.16%)      (1.34%)      (1.22%)      (1.09%)     (1.20%)+
          2.05%+        2.03%        2.04%        1.94%        1.94%        1.98%       2.05%+
          2.05%+        1.98%        1.85%        1.74%        1.75%        1.79%       2.05%+
            19%           69%          44%          38%          41%          29%         19%
    $1,300,835    $1,165,260   $2,004,638   $2,905,828   $3,486,486   $2,753,012     $10,475

                            Class C
     -----------------------------------------------------

                                             September 1**
            Year ended December 31,             through
     -------------------------------------   December 31,
      2002      2001      2000      1999         1998
     -------   -------   -------   -------   -------------
     $ 31.00   $ 41.35   $ 55.15   $ 47.54      $36.15
     -------   -------   -------   -------      ------
       (0.32)    (0.39)    (0.72)    (0.61)      (0.10)
       (9.63)    (9.73)    (5.91)    11.82       13.63
     -------   -------   -------   -------      ------
       (9.95)   (10.12)    (6.63)    11.21       13.53
     -------   -------   -------   -------      ------
          --     (0.23)    (7.17)    (3.60)      (2.14)
     -------   -------   -------   -------      ------
     $ 21.05   $ 31.00   $ 41.35   $ 55.15      $47.54
     =======   =======   =======   =======      ======
      (32.10%)  (24.46%)  (11.82%)   23.90%      37.66%

       (1.23%)   (1.16%)   (1.34%)   (1.22%)     (1.09%)+
        2.03%     2.04%     1.94%     1.94%       1.98% +
        1.98%     1.85%     1.74%     1.75%       1.79% +
          69%       44%       38%       41%         29%
     $ 9,819   $18,162   $27,241   $23,238      $1,600


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Capital Appreciation Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Capital Appreciation Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

(B) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the

Notes to Financial Statements

securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between net investment loss and additional paid-in-capital arising from permanent differences; net assets at October 31, 2003, are not affected.

NET INVESTMENT                          ADDITIONAL
     LOSS                             PAID-IN CAPITAL
--------------                        ---------------
 $13,178,093                           $(13,178,093)

The reclassification for the Fund is due to net operating losses.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

MainStay Capital Appreciation Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Certain amounts have been reclassified to conform to current year presentation. Such reclassifications had no effect on the Fund's net income or capital.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

Through March 11, 2002, the Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets and had voluntarily established fee breakpoints of 0.65% on assets in excess of $200 million and 0.50% on assets in excess of $500 million. Effective March 12, 2002, the Manager established contractual fee breakpoints for its management fee of 0.72% annually on assets up to $200 million, 0.65% annually on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million. For the ten months ended October 31, 2003 the Manager earned from the Fund $7,020,528. For the year ended December 31, 2002, the Manager earned from the Fund $11,199,351 and waived $816,657 of its fees.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor through March 11, 2002, a monthly fee at an annual rate of 0.36% of the average daily net assets of the Fund. To the extent that the Manager had voluntarily established fee breakpoints, the Subadvisor had voluntarily agreed to do so proportionately. Effective March 12, 2002, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.36% on assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $7,580 for the ten months ended October 31, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $20,796, $605,895 and $1,100, respectively, for the ten months ended October 31, 2003.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the ten months ended October 31, 2003 and the year ended December 31, 2002, amounted to $5,261,405 and $6,974,080 respectively.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage

MainStay Capital Appreciation Fund

Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Capital Appreciation Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $31,501 for the ten months ended October 31, 2003 and $35,647 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $147,796 for the ten months ended October 31, 2003 and $216,522 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2003, the components of accumulated loss on a tax basis were as follows:

ACCUMULATED CAPITAL    UNREALIZED    TOTAL ACCUMULATED
 AND OTHER LOSSES     APPRECIATION         LOSS
-------------------   ------------   -----------------
   $(263,604,851)     $133,119,231     $(130,485,620)

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals.

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $263,604,851 were available as shown in the table below, to the extent provided by regulations to offset future realized gains of the Fund through the years indicated. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

  CAPITAL LOSS
AVAILABLE THROUGH                                         AMOUNT (000'S)
-----------------                                         --------------
2009....................................................     $109,823
2010....................................................      104,708
2011....................................................       49,074
                                                             --------
                                                             $263,605
                                                             ========

Distributions to shareholders from net realized gains, shown in the Statement of Changes in Net Assets, represent tax based distributions from long term capital gains of $18,382,857 for the year ended December 31, 2001.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the ten months ended October 31, 2003, purchases and sales of securities, other than short-term securities, were $291,376 and $361,597, respectively.

As of October 31, 2003, the Fund had securities on loan with an aggregate market value of $207,099,004. The Fund received $214,185,587 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the ten months ended October 31, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                                YEAR ENDED
                               JANUARY 1, THROUGH                              DECEMBER 31,
                                   OCTOBER 31,           ---------------------------------------------------------
                                      2003*                         2002                          2001
                           ---------------------------   ---------------------------   ---------------------------
                           CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                           -------   -------   -------   -------   -------   -------   -------   -------   -------
Shares sold..............   3,545     3,603       42      4,496      4,679      65      4,741      6,060     126
Shares issued in
  reinvestment of
  dividends and
  distributions..........      --        --       --         --         --      --        104        482       4
                           ------    ------      ---     ------    -------    ----     ------    -------    ----
                            3,545     3,603       42      4,496      4,679      65      4,845      6,542     130
Shares redeemed..........  (3,569)   (7,609)     (94)    (5,623)   (14,004)   (185)    (4,960)   (12,143)   (203)
                           ------    ------      ---     ------    -------    ----     ------    -------    ----
Net decrease.............     (24)   (4,006)     (52)    (1,127)    (9,325)   (120)      (115)    (5,601)    (73)
                           ======    ======      ===     ======    =======    ====     ======    =======    ====

-------

* The Fund changed its fiscal year end from December 31 to October 31.

NOTE 8--OTHER MATTERS:

New York Life Investment Management LLC (NYLIM) and mutual funds that NYLIM advises, including The MainStay Funds, have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading and other matters. We are cooperating fully in responding to these requests. We have no reason to believe that NYLIM or any of the mutual funds NYLIM advises has been targeted as the subject of any governmental or regulatory enforcement action.

Report of Independent Auditors

To the Trustees of The MainStay Funds and Shareholders of
MainStay Capital Appreciation Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Capital Appreciation Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the ten months ended October 31, 2003 and the year ended December 31, 2002, the changes in its net assets for the ten months ended October 31, 2003 and each of the two years in the period ended December 31, 2002 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 18, 2003

The MainStay Funds--Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   2002 and         Manager, New York Life Investment
                          Trustee since    Management LLC (including predecessor
                          2000             advisory organizations) and New York
                                           Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Executive Vice
                                           President and Manager, NYLIFE LLC;
                                           Manager, NYLIFE Distributors LLC; Vice
                                           Chairman, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        41             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, NYLIFE LLC; Director, NYLIFE
                                           Securities, Inc.; Chairman, President,
                                           and Manager, NYLIFE Distributors LLC;
                                           Manager, McMorgan & Company LLC;
                                           Chairman, Trustee, and President,
                                           Eclipse Funds, (4 portfolios); Chairman
                                           and Director, Eclipse Funds Inc. (13
                                           portfolios); Senior Vice President,
                                           Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities
  Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5
  Years."

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24             None
3/1/32                    1996             Officer, New York Life Insurance Company
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Manager, MacKay Shields LLC;          24             None
7/1/25                    1991             Chairman, Chief Executive Officer, and
                                           President, New York Life Insurance
                                           Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Non-Executive
11/13/39                  1997             Chancellor, Queen's University (1985 to                Director, Allied
                                           2001).                                                 Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group,
                                                                                                  Plc; Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc.
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, Adolor
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Corporation;
                          Non-             firm).                                                 Director, First
                          Interested                                                              Advantage
                          Trustee                                                                 Corporation.
---------------------------------------------------------------------------------------------------------------------
Michael H. Sutton         Trustee since    Retired. Independent Consultant (1999 to       24             None
9/19/40                   2003             present); Special Consultant, Financial
                                           Accounting Standards Board (1998 to
                                           1999); Chief Accountant, United States
                                           Securities and Exchange Commission (1995
                                           to 1998).
---------------------------------------------------------------------------------------------------------------------

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Advisor (July 2003 to present) and             24             None
2/13/52                   1994             Managing Director (2001 to June 2003),
                                           The Carlyle Group (private investment
                                           firm); Chairman and Chief Executive
                                           Officer, Somerset Group (financial
                                           advisory firm); Senior Managing
                                           Director, Groupe Arnault (private
                                           investment firm) (1999 to 2001).
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Manager, NYLIFE Distributors
                                           LLC.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, and MainStay VP Series
                          since 2001       Fund, Inc.; Chief Financial Officer and
                                           Assistant Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors LLC; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., and Eclipse Funds; Managing
                                           Director and Senior Counsel, Lehman
                                           Brothers Inc., (October 1998 to December
                                           1999); General Counsel and Managing
                                           Director, JP Morgan Investment
                                           Management Inc. (1986 to September
                                           1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc.; Vice
                                           President-Financial Operations and Chief
                                           Financial Officer, NYLIFE Distributors
                                           LLC; Tax Vice President, New York Life
                                           International, LLC; Tax Vice President,
                                           Eclipse Funds, Eclipse Funds Inc., and
                                           MainStay VP Series Fund, Inc.
---------------------------------------------------------------------------------------------------------------------

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund(2)
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(3)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
D/B/A MERCURY ADVISORS
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Ceased operations as of November 28, 2003.
3. Closed to new investors as of December 1, 2001.
4. An affiliate of New York Life Investment Management LLC.

                       This page intentionally left blank

                       This page intentionally left blank

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Auditors

1. As of October 31, 2003.

[MAINSTAY FUNDS LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors LLC. All rights reserved.  MSCA11-12/03
                                  NYLIM-A04339                   04

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) Capital Appreciation Fund

    ANNUAL REPORT

    OCTOBER 31, 2003

    [MAINSTAY FUNDS LOGO]

                                           Table of Contents

                                                              President's Letter                               3

                                                              $10,000 Invested in MainStay Blue Chip Growth
                                                              Fund versus S&P 500 Index(R) and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4

                                                              Portfolio Management Discussion and Analysis     6

                                                              Year-by-Year and 10-Month Performance            7

                                                              Portfolio of Investments                        11

                                                              Financial Statements                            13

                                                              Notes to Financial Statements                   18

                                                              Report of Independent Auditors                  24

                                                              Trustees and Officers                           25

                                                              The MainStay(R) Funds                           28

                       This page intentionally left blank

President's Letter

The first 10 months of 2003 represented a positive period for most investors. Although the stock market struggled from mid-January through early March, it recovered strongly through the end of October. The rally began several days before coalition forces entered Iraq and continued long after the conclusion of major combat operations. Although difficulties in Iraq, the Middle East, and North Korea continued to raise concerns, investors have tended to focus on corporate earnings and the potential for an economic turnaround.

The Federal Reserve remained accommodative throughout the 10-month period, and the Federal Open Market Committee lowered the targeted federal funds rate by 25 basis points on June 25, 2003, to a low 1.0%. Real gross domestic product, which grew at a modest 1.4% in the first quarter of 2003, rose by 3.3% in the second quarter. According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter. Much of this increase resulted from robust consumer spending. Although unemployment rates remain high, the figures have declined from their peak in June 2003, and the Federal Reserve recently observed that "the labor market appears to be stabilizing."

Within the equity market, smaller companies generally outperformed larger ones and growth stocks tended to appreciate more than value equities at all capitalization levels. The bond markets benefited from anticipation of the Federal Reserve's easing move, and while yields on short-term securities continued to decline, yields on longer-term bonds rose to a peak in early September and closed the reporting period higher than where they began. For the 10-month period, corporate bonds generally outpaced Treasury securities, and high-yield bonds and emerging-market debt provided outstanding returns.

At MainStay, each of our Funds seeks to achieve its investment objective with an established process that is consistently applied in all market environments. While markets may shift and results may vary, we believe that our time-tested investment strategies can help you pursue your long-range goals with confidence.

As you may have noted, the date of this report differs from the date of previous annual reports. The MainStay Board of Trustees recently approved making October 31 the end of the fiscal year for most MainStay Funds. The report that follows provides details about the specific market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the first 10 months of 2003. If you have any questions about this report or your MainStay Fund investments, your Registered Representative will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
November 2003

$10,000 Invested in MainStay
Blue Chip Growth Fund versus
S&P 500(R) Index and Inflation

CLASS A SHARES
Total Returns with Sales Charges: 1 Year 12.95%, 5 Years -2.27%, Since Inception (6/1/98) -2.41%

                                                   MAINSTAY BLUE CHIP
Period-end                                             GROWTH FUND              S&P 500 INDEX(1)             INFLATION (CPI)(2)
----------                                         ------------------           ----------------            ----------------
6/1/98                                                $  9,450.00                  $ 10,000.00                  $ 10,000.00
10/31/98                                                 9,289.00                    10,133.00                    10,080.00
10/31/99                                                13,466.00                    12,734.00                    10,338.00
10/31/00                                                15,479.00                    13,510.00                    10,695.00
10/31/01                                                 9,445.00                    10,146.00                    10,923.00
10/31/02                                                 7,332.00                     8,613.00                    11,150.00
10/31/03                                                 8,821.00                    10,404.00                    11,378.00

CLASS B SHARES
Total Returns with Sales Charges: 1 Year 13.52%, 5 Years -2.30%, Since Inception (6/1/98) -2.29%

                                                   MAINSTAY BLUE CHIP
Period-end                                             GROWTH FUND              S&P 500 INDEX(1)            INFLATION (CPI)(2)
----------                                         ------------------           ----------------            ------------------
6/1/98                                                $ 10,000.00                  $ 10,000.00                  $ 10,000.00
10/31/98                                                 9,810.00                    10,133.00                    10,080.00
10/31/99                                                14,120.00                    12,734.00                    10,338.00
10/31/00                                                16,110.00                    13,510.00                    10,695.00
10/31/01                                                 9,752.00                    10,146.00                    10,923.00
10/31/02                                                 7,515.00                     8,613.00                    11,150.00
10/31/03                                                 8,818.00                    10,404.00                    11,378.00

CLASS C SHARES
Total Returns with Sales Charges: 1 Year 17.52%, 5 Years -1.91%, Since Inception (6/1/98) -2.11%

                                                   MAINSTAY BLUE CHIP
Period-end                                             GROWTH FUND              S&P 500 INDEX(1)            INFLATION (CPI)(2)
----------                                         ------------------           ----------------            -----------------
6/1/98                                                $ 10,000.00                  $ 10,000.00                  $ 10,000.00
10/31/98                                                 9,810.00                    10,133.00                    10,080.00
10/31/99                                                14,120.00                    12,734.00                    10,338.00
10/31/00                                                16,110.00                    13,510.00                    10,695.00
10/31/01                                                 9,752.00                    10,146.00                    10,923.00
10/31/02                                                 7,515.00                     8,613.00                    11,150.00
10/31/03                                                 8,907.00                    10,404.00                    11,378.00

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE
WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR MORE CURRENT PERFORMANCE INFORMATION PLEASE VISIT WWW.MAINSTAYFUNDS.COM.


-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 1%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

The S&P 500(R) Index(1) optimistically bolted higher in the first two weeks of the new year only to roll over as investors gave in to fears of terrorism, an increasing threat of war with Iraq, a SARS epidemic, and higher fuel prices. The U.S. stock market remained volatile throughout the first quarter, ending the three months with negative returns.

Economic data began to improve during the second quarter. Once major combat operations had ended in Iraq corporate profit growth began to improve and the equity market moved back into positive territory. During the third quarter, investors saw increasing evidence of an economic recovery. Indeed, according to preliminary estimates from the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter of 2003--the fastest growth since the first quarter of 1984. A weaker U.S. dollar helped exports. With support from tax cuts, consumer spending remained strong, and as mortgage rates reached multiyear lows, residential construction remained active. Business investment, which grew at an 11% annualized rate for the third quarter, was the strongest it had been since early 2000.

This positive news translated into improving corporate profits, and the stock market moved higher during the third quarter. In October, the S&P 500 Index produced single-digit gains. The biggest disappointment from January through October was the lack of job growth.

PERFORMANCE REVIEW

For the 10 months ended October 31, 2003, MainStay Blue Chip Growth Fund returned 23.80% for Class A shares and 22.90% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 19.16% return of the average Lipper(2) large-cap core fund over the same period. All shares classes also outperformed the S&P 500 Index, which returned 21.21% for the 10 months ended October 31, 2003.

The Fund's relative performance was primarily due to its positions in the information technology, telecommunication services, and energy sectors, each of which outperformed the S&P 500 Index. Effective stock selection in the consumer discretionary and financials sectors also added to Fund performance for the period. The reduction in tax rates for both capital gains and corporate dividends may also have contributed to better performance during the second quarter of 2003. Four of the Fund's holdings--Microsoft, Clear Channel, Viacom, and QUALCOMM--decided to start paying dividends for the first time. Another 13 Fund holdings increased dividend payments by 20% or more by the end of October. Yet another 18 Fund holdings boosted dividend payments by 4% to 19% during the reporting period.


-------
1. See footnote on page 5 for more information about the S&P 500 Index.


2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

YEAR-BY-YEAR AND 10-MONTH PERFORMANCE (WITHOUT SALES CHARGES)

CLASS A SHARES
[LINE GRAPH]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/98                                                                            16.40%
12/99                                                                            41.75
12/00                                                                            -9.89
12/01                                                                           -23.77
12/02                                                                           -33.91
10/03                                                                            23.80

CLASS B AND CLASS C SHARES
[LINE GRAPH]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/98                                                                            16.00%
12/99                                                                            40.78
12/00                                                                           -10.55
12/01                                                                           -24.42
12/02                                                                           -34.36
10/03                                                                            22.90

STRONG AND WEAK PERFORMERS

The portfolio's best performer for the 10 months ended October 31, 2003, was VERITAS Software, which was purchased in July. The company's shares rose 131%(3) from their depressed levels in March of 2003. The company significantly beat earnings estimates in each of the first three quarters of 2003, as sales of its enterprise storage software products increased with the rebound in information technology spending.

Coach, the luxury leather-goods retailer, saw its shares rise 115% during the 10-month period. We purchased the Coach securities in February 2003. The


   3. Unless otherwise indicated, percentages reflect the price performance of the indicated securities for the 10 months ended October 31, 2003. Due to purchases and sales, the performance of Fund holdings may differ from the performance of the securities themselves.

company's strong earnings were driven primarily by sales to domestic department stores and to Japan, where the economy is rebounding.

Shares of Intel, the world's largest semiconductor company, rose 112% during the reporting period. Stronger-than-expected personal-computer sales drove demand for Intel's microprocessor chips, and the company also had strong sales of its newly launched Centrino chip, which is designed for wireless connectivity.

Shares of wireless telecommunications carrier Nextel Communications rose 109%, as the company continued to sign up more customers than analysts expected, largely as a result of its popular "Push to Talk" cell-phone feature. Nextel shares were purchased in July. Shares of video-game producer Electronic Arts rose 99% since we purchased them in July. This company enjoyed robust sales of its industry-leading video-game products, including such hits as Madden NFL, NCAA Football, FIFA Soccer, James Bond 007: Nightfire, and Tiger Woods PGA Tour.

During the first 10 months of 2003, the worst-performing stocks in the Fund included Marsh & McLennan. The company's mutual-fund arm, Putnam Investments, saw depressed assets after the three-year bear market. Later, the company became the subject of an ongoing SEC probe into illegal and/or unethical mutual-fund trading practices.

The share price of Cintas, the largest U.S. supplier of uniforms, declined after the company reduced its fiscal 2003 sales forecast, citing workforce reductions among its customers. Cintas shares were purchased after this decline in late February, in anticipation of an eventual job recovery. Shares of Johnson & Johnson, the health care giant, declined. The company was affected by a federal investigation into some its drug-marketing practices and by the discovery of negative side effects from two of its products.

Shares of media behemoth Viacom ended the period in slightly negative territory, primarily as a result of lowered full-year profit forecasts that stemmed from weakness in local advertising.

Medtronic shares spent most of the fiscal period in positive territory before be ginning a descent precipitated when the company missed its sales target for its defibrillator heart devices.

STRATEGIC POSITIONING

In light of the less-than-certain economic and geopolitical conditions in the first quarter of 2003, we did not make major changes to the Fund's sector weightings at that time. We trimmed some of the Fund's largest holdings to establish several smaller new positions. New holdings included Coca-Cola, Proctor & Gamble, General Electric, eBay, Whole Foods Market, and Cintas. We eliminated Abbott Laboratories and Wyeth from the Fund.

During the second quarter, our procyclical tilt--investing in sectors that we believed would benefit from improvements in economic growth--finally paid off. The Fund's strongest stocks during the quarter were found among finan cials, information technology, retailing, and media. We eliminated General Electric, Lockheed Martin, and Northrop Grumman from the portfolio. We sold General Electric after it rose over 20% from our purchase in the prior quarter. The other stocks were sold to accommodate new holdings of Harley-Davidson, Coach, Citigroup, American Express, Xilinx, and Microchip Technology.

During the third quarter, the Fund's sizable investment in information technology, with particular exposure to the semiconductors & semiconductor equipment industry, helped portfolio performance the most. Of the Fund's 10 holdings in the semiconductors & semiconductor equipment industry, nine outperformed the S&P 500 Index during the quarter. We also added several new names to the portfolio. The rising tide of "spam" and the growing threat of computer viruses led us to Symantec, the leading provider of antivirus and related Internet security software. We added Electronic Arts, Nextel Communications, VERITAS, and Target to the portfolio during the third quarter as well. We eliminated holdings in Kohl's, the specialty retailer and department store operator, and in Janus Capital Group, which became the subject of an investigation of alleged improper mutual-fund trading.

For the 10-month period overall, we increased the Fund's weightings in information technology, health care, energy, and telecommunication services. We decreased the Fund's weightings in the consumer discretionary sector, particularly in the media industry, and we also reduced the Fund's weighting in the financials sector. We generally maintained the Fund's weightings in consumer staples and industrials.

LOOKING AHEAD

Positive returns in the U.S. stock market over the 10-month period have certainly been a welcome turnabout from the prior three years. In our view, however, the stock market has developed a tendency to overreact to every data point released. The market can change direction in a violent heave if some preliminary survey of dubious origin fails to meet expectations.

That said, we are finally seeing an improvement in global economic conditions, and a number of blue-chip companies have recently reported improving business conditions. Toward the end of the reporting period, unemployment claims fell to their lowest level in eight months. This followed a report that the U.S. economy added 57,000 jobs in September. We expect the Federal Reserve to stay on hold until the economy is on firmer footing and is able to generate more jobs, perhaps next year. In the meantime, the combination of rising corporate profits, low interest rates, lower tax rates on dividends and capital gains, and high investor cash levels may point to more good news for the U.S. equity market.

We temper this bullish view with the realization that share prices have already moved sharply higher during the last 10 months, but we are particularly optimistic for several industries. We have seen rising demand for information technology from both the consumer and corporate sectors. Cell phone sales are increasing. Semiconductor-chip sales have grown. Advertising has continued to firm, with the exception of sluggish local radio spots. Enhancing the profit outlook for many retailers is the better-than-expected back-to-school shopping season and still-robust consumer spending. Many financial services companies should benefit from heightened activity in the capital markets and from a rising broad equity market.

Whatever the market or the economy brings, the Fund will continue to seek capital appreciation by investing primarily in securities of large-capitalization companies. Current income will remain a secondary investment objective.

Howard F. Ward
Portfolio Manager
Gabelli Asset Management Company

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

Portfolio of Investments October 31, 2003




                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (99.6%)+

AEROSPACE & DEFENSE (3.6%)
General Dynamics Corp. ........     50,700       $  4,243,590
L-3 Communications Holdings,
 Inc. (a)......................    110,000          5,141,400
United Technologies Corp. .....      5,000            423,450
                                                 ------------
                                                    9,808,440
                                                 ------------
AUTOMOBILES (0.8%)
Harley-Davidson, Inc. .........     45,000          2,133,450
                                                 ------------

BEVERAGES (1.9%)
Coca-Cola Co. (The)............      5,000            232,000
PepsiCo, Inc. .................    100,000          4,782,000
                                                 ------------
                                                    5,014,000
                                                 ------------
BIOTECHNOLOGY (3.3%)
Amgen, Inc. (a)................    145,800          9,004,608
                                                 ------------

CAPITAL MARKETS (10.8%)
Charles Schwab Corp. (The).....    209,300          2,838,108
Goldman Sachs Group, Inc.
 (The).........................     28,800          2,704,320
Mellon Financial Corp. ........     78,900          2,356,743
Merrill Lynch & Co., Inc. .....    116,700          6,908,640
Northern Trust Corp. ..........    109,900          5,104,855
State Street Corp. ............    173,400          9,079,224
                                                 ------------
                                                   28,991,890
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (0.5%)
Cintas Corp. ..................     30,000          1,279,800
                                                 ------------

COMMUNICATIONS EQUIPMENT (3.6%)
Cisco Systems, Inc. (a)........    219,400          4,603,012
Nokia Corp. ADR (b)............    147,000          2,497,530
QUALCOMM, Inc. ................     56,400          2,679,000
                                                 ------------
                                                    9,779,542
                                                 ------------
COMPUTERS & PERIPHERALS (1.5%)
Dell, Inc. (a).................    109,800          3,965,976
                                                 ------------

CONSUMER FINANCE (0.9%)
American Express Co. ..........     50,000          2,346,500
                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (3.0%)
Citigroup, Inc. ...............    170,000          8,058,000
                                                 ------------
ENERGY EQUIPMENT & SERVICES (1.2%)
Schlumberger Ltd. .............     70,000          3,287,900
                                                 ------------


                                   SHARES           VALUE
                                 ----------------------------
FOOD & STAPLES RETAILING (5.4%)
Sysco Corp. ...................    120,000       $  4,039,200
Wal-Mart Stores, Inc. .........     45,000          2,652,750
Walgreen Co. ..................    185,000          6,441,700
Whole Foods Market, Inc. (a)...     25,000          1,481,000
                                                 ------------
                                                   14,614,650
                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (3.0%)
Medtronic, Inc. ...............    180,000          8,202,600
                                                 ------------

HEALTH CARE PROVIDERS & SERVICES (2.9%)
UnitedHealth Group, Inc. ......    155,000          7,886,400
                                                 ------------

HOTELS, RESTAURANTS & LEISURE (1.7%)
Cheesecake Factory (The) (a)...     45,000          1,797,300
Starbucks Corp. (a)............     90,000          2,844,000
                                                 ------------
                                                    4,641,300
                                                 ------------
HOUSEHOLD PRODUCTS (0.2%)
Procter & Gamble Co. (The).....      5,000            491,450
                                                 ------------

INDUSTRIAL CONGLOMERATES (0.1%)
3M Co. ........................      5,000            394,350
                                                 ------------

INSURANCE (2.0%)
American International Group,
 Inc. .........................     10,000            608,300
Marsh & McLennan Cos., Inc. ...    114,200          4,882,050
                                                 ------------
                                                    5,490,350
                                                 ------------
INTERNET & CATALOG RETAIL (0.4%)
eBay, Inc. (a).................     20,000          1,118,800
                                                 ------------

MEDIA (11.8%)
Clear Channel Communications,
 Inc. .........................    164,000          6,694,480
General Motors Corp. Class H
 (a)...........................    146,400          2,405,352
McGraw-Hill Cos., Inc. (The)...     49,400          3,307,330
Omnicom Group, Inc. ...........     32,500          2,593,500
Time Warner, Inc. (a)..........    665,900         10,181,611
Viacom, Inc. Class B...........    163,028          6,499,926
                                                 ------------
                                                   31,682,199
                                                 ------------
MULTILINE RETAIL (0.6%)
Target Corp. ..................     40,000          1,589,600
                                                 ------------

OIL & GAS (4.0%)
Apache Corp. ..................     30,500          2,126,460
Murphy Oil Corp. ..............     77,000          4,541,460
Occidental Petroleum Corp. ....    120,000          4,231,200
                                                 ------------
                                                   10,899,120
                                                 ------------

-------
+ Percentages indicated are based on Fund net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Blue Chip Growth Fund

                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (CONTINUED)
PHARMACEUTICALS (5.1%)
Johnson & Johnson..............     83,200       $  4,187,456
Lilly (Eli) & Co. .............     39,100          2,604,842
Pfizer, Inc. ..................    216,950          6,855,620
                                                 ------------
                                                   13,647,918
                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (14.6%)
Analog Devices, Inc. (a).......    104,500          4,632,485
Applied Materials, Inc. (a)....    120,000          2,804,400
Intel Corp. ...................    204,300          6,752,115
KLA-Tencor Corp. (a)...........     45,000          2,579,850
Linear Technology Corp. .......    100,000          4,261,000
Microchip Technology, Inc. ....    145,000          4,742,950
Taiwan Semiconductor
 Manufacturing Co. Ltd.
 ADR(a)(b).....................    333,600          3,689,616
Texas Instruments, Inc. .......    201,400          5,824,488
Xilinx, Inc. (a)...............    125,000          3,962,500
                                                 ------------
                                                   39,249,404
                                                 ------------
SOFTWARE (7.1%)
Electronic Arts, Inc. (a)......     50,000          4,952,000
Microsoft Corp. ...............    305,200          7,980,980
Symantec Corp. (a).............     70,000          4,665,500
VERITAS Software Corp. (a).....     40,000          1,446,000
                                                 ------------
                                                   19,044,480
                                                 ------------
SPECIALTY RETAIL (6.1%)
Bed Bath & Beyond, Inc. (a)....     60,000          2,534,400
Home Depot, Inc. (The).........    173,450          6,429,792
Tiffany & Co. .................    155,300          7,368,985
                                                 ------------
                                                   16,333,177
                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Coach, Inc. (a)................     10,000            354,700
                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (3.4%)
Nextel Communications, Inc.
 Class A (a)...................    195,000          4,719,000
Vodafone Group PLC ADR (b).....    214,700          4,540,905
                                                 ------------
                                                    9,259,905
                                                 ------------
Total Common Stocks
 (Cost $272,852,822)...........                   268,570,509
                                                 ------------
                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
SHORT-TERM INVESTMENT (1.1%)

REPURCHASE AGREEMENT (1.1%)
State Street Bank and Trust
 Co., 0.94%, dated 10/31/03,
 due 11/3/03 Proceeds at
 maturity $3,036,238
 (Collateralized by $3,090,000
 U.S. Treasury Note, 1.50%, due
 2/28/05, market value
 including accrued interest
 $3,099,696)...................  $3,036,000      $  3,036,000
                                                 ------------
Total Short-Term Investment
 (Cost $3,036,000).............                     3,036,000
                                                 ------------
Total Investments
 (Cost $275,888,822) (c).......      100.7%       271,606,509(d)
Liabilities in Excess of
 Cash and Other Assets.........       (0.7)        (1,995,834)
                                 ----------      ------------
Net Assets.....................      100.0%      $269,610,675
                                 ==========      ============

-------
(a)  Non-income producing security.
(b)  ADR-American Depositary Receipt.
(c)  The cost for federal income tax purposes is
     $277,293,578.
(d)  At October 31, 2003 net unrealized depreciation was
     $5,687,069, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $28,458,497 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $34,145,566.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2003

ASSETS:
Investment in securities, at value (identified cost
  $275,888,822).............................................       $ 271,606,509
Cash........................................................                 820
Receivables:
  Investment securities sold................................           1,032,244
  Dividends and interest....................................             201,182
  Fund shares sold..........................................             177,380
Other assets................................................              15,100
                                                                   -------------
        Total assets........................................         273,033,235
                                                                   -------------
LIABILITIES:
Payables:
  Investment securities purchased...........................           1,941,568
  Fund shares redeemed......................................             652,574
  Transfer agent............................................             292,614
  Manager...................................................             224,866
  NYLIFE Distributors.......................................             183,600
  Custodian.................................................               5,423
  Trustees..................................................               2,969
Accrued expenses............................................             118,946
                                                                   -------------
        Total liabilities...................................           3,422,560
                                                                   -------------
Net assets..................................................       $ 269,610,675
                                                                   =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      73,096
  Class B...................................................             223,817
  Class C...................................................              11,940
Additional paid-in capital..................................         454,067,748
Accumulated net realized loss on investments................        (180,483,613)
Net unrealized depreciation on investments..................          (4,282,313)
                                                                   -------------
Net assets..................................................       $ 269,610,675
                                                                   =============
CLASS A
Net assets applicable to outstanding shares.................       $  65,810,873
                                                                   =============
Shares of beneficial interest outstanding...................           7,309,576
                                                                   =============
Net asset value per share outstanding.......................       $        9.00
Maximum sales charge (5.50% of offering price)..............                0.52
                                                                   -------------
Maximum offering price per share outstanding................       $        9.52
                                                                   =============
CLASS B
Net assets applicable to outstanding shares.................       $ 193,478,272
                                                                   =============
Shares of beneficial interest outstanding...................          22,381,702
                                                                   =============
Net asset value and offering price per share outstanding....       $        8.64
                                                                   =============
CLASS C
Net assets applicable to outstanding shares.................       $  10,321,530
                                                                   =============
Shares of beneficial interest outstanding...................           1,194,009
                                                                   =============
Net asset value and offering price per share outstanding....       $        8.64
                                                                   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the period January 1, 2003 through October 31, 2003* and the year ended December 31, 2002

                                                                  2003*           2002
                                                              -------------   -------------
INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $   1,662,338   $   2,071,638
  Interest..................................................         26,911          37,185
                                                              -------------   -------------
    Total income............................................      1,689,249       2,108,823
                                                              -------------   -------------
Expenses:
  Manager...................................................      1,955,981       2,797,493
  Transfer agent............................................      1,472,301       1,879,124
  Distribution--Class B.....................................      1,056,296       1,538,489
  Distribution--Class C.....................................         57,713          97,422
  Service--Class A..........................................        117,659         154,070
  Service--Class B..........................................        352,099         512,829
  Service--Class C..........................................         19,238          32,474
  Shareholder communication.................................         86,872         120,413
  Professional..............................................         54,455          63,612
  Recordkeeping.............................................         41,771          54,643
  Registration..............................................         35,029          35,098
  Custodian.................................................         26,588          35,635
  Trustees..................................................         11,706          16,445
  Miscellaneous.............................................         20,919          26,289
                                                              -------------   -------------
    Total expenses..........................................      5,308,627       7,364,036
                                                              -------------   -------------
Net investment loss.........................................     (3,619,378)     (5,255,213)
                                                              -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................    (50,420,499)    (96,051,320)
Net change in unrealized depreciation on investments........    104,224,698     (20,903,747)
                                                              -------------   -------------
Net realized and unrealized gain (loss) on investments......     53,804,199    (116,955,067)
                                                              -------------   -------------
Net increase (decrease) in net assets resulting from
  operations................................................  $  50,184,821   $(122,210,280)
                                                              =============   =============

-------
 *   The Fund changed its fiscal year end from December 31 to October 31.
(a) Dividends recorded net of foreign withholding taxes of $16,766 and $15,141 for 2003 and 2002, respectively.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets for the period January 1, 2003 through October 31, 2003* and the years ended December 31, 2002 and December 31, 2001

                                                                 2003*           2002            2001
                                                              ------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................  $ (3,619,378)  $  (5,255,213)  $  (6,863,281)
  Net realized loss on investments..........................   (50,420,499)    (96,051,320)    (22,453,537)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   104,224,698     (20,903,747)    (97,419,155)
                                                              ------------   -------------   -------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    50,184,821    (122,210,280)   (126,735,973)
                                                              ------------   -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    18,011,660      24,856,805      28,516,964
    Class B.................................................    23,662,198      33,040,173      55,081,324
    Class C.................................................     4,543,423       3,142,593       6,110,014
                                                              ------------   -------------   -------------
                                                                46,217,281      61,039,571      89,708,302
  Cost of shares redeemed:
    Class A.................................................   (15,959,787)    (24,744,474)    (35,884,473)
    Class B.................................................   (26,217,013)    (51,653,418)    (68,099,834)
    Class C.................................................    (5,619,503)     (5,099,636)     (4,718,905)
                                                              ------------   -------------   -------------
      Decrease in net assets derived from capital share
        transactions........................................    (1,579,022)    (20,457,957)    (18,994,910)
                                                              ------------   -------------   -------------
      Net increase (decrease) in net assets.................    48,605,799    (142,668,237)   (145,730,883)
NET ASSETS:
Beginning of period.........................................   221,004,876     363,673,113     509,403,996
                                                              ------------   -------------   -------------
End of period...............................................  $269,610,675   $ 221,004,876   $ 363,673,113
                                                              ============   =============   =============

-------
 *   The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                   Class A
                                             ------------------------------------------------------------------------------------
                                             January 1, 2003                                                           June 1**
                                                 through                    Year ended December 31,                    through
                                               October 31,     --------------------------------------------------    December 31,
                                                  2003*          2002          2001          2000          1999          1998
                                             ---------------   --------      --------      --------      --------    ------------
Net asset value at beginning of period.....     $   7.27       $  11.00      $  14.43      $  16.50      $  11.64      $  10.00
                                                --------       --------      --------      --------      --------      --------
Net investment loss (a)....................        (0.08)         (0.11)        (0.13)        (0.14)        (0.13)        (0.07)
Net realized and unrealized gain (loss) on
 investments...............................         1.81          (3.62)        (3.30)        (1.49)         4.99          1.71
                                                --------       --------      --------      --------      --------      --------
Total from investment operations...........         1.73          (3.73)        (3.43)        (1.63)         4.86          1.64
                                                --------       --------      --------      --------      --------      --------
Less distributions to shareholders:
 From net realized gain on investments.....           --             --            --         (0.39)           --            --
 In excess of net realized gain on
   investments.............................           --             --            --         (0.05)           --            --
                                                --------       --------      --------      --------      --------      --------
Total distributions to shareholders........           --             --            --         (0.44)           --            --
                                                --------       --------      --------      --------      --------      --------
Net asset value at end of period...........     $   9.00       $   7.27      $  11.00      $  14.43      $  16.50      $  11.64
                                                ========       ========      ========      ========      ========      ========
Total investment return (b)................        23.80%        (33.91%)      (23.77%)       (9.89%)       41.75%        16.40%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment loss.....................        (1.28%)+       (1.29%)       (1.10%)       (0.87%)       (1.02%)       (1.66%)+
   Expenses................................         2.14%+         2.05%         1.81%         1.66%         1.76%         2.34%+
Portfolio turnover rate....................           40%            32%           27%           46%           43%           21%
Net assets at end of period (in 000's).....     $ 65,811       $ 51,258      $ 77,548      $114,088      $ 66,326      $ 19,361

-------

 *   The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of Operations.
***  Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b) Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     Class B                                         Class C
    --------------------------------------------------------------------------   ---------------
    January 1, 2003                                                 June 1**     January 1, 2003
        through                Year ended December 31,              through          through
      October 31,     -----------------------------------------   December 31,     October 31,
         2003*          2002       2001       2000       1999         1998            2003*
    ---------------   --------   --------   --------   --------   ------------   ---------------
       $   7.03       $  10.71   $  14.17   $  16.33   $  11.60     $  10.00        $   7.03
       --------       --------   --------   --------   --------     --------        --------
          (0.13)         (0.19)     (0.21)     (0.26)     (0.23)       (0.10)          (0.13)
           1.74          (3.49)     (3.25)     (1.46)      4.96         1.70            1.74
       --------       --------   --------   --------   --------     --------        --------
           1.61          (3.68)     (3.46)     (1.72)      4.73         1.60            1.61
       --------       --------   --------   --------   --------     --------        --------
             --             --         --      (0.39)        --           --              --
             --             --         --      (0.05)        --           --              --
       --------       --------   --------   --------   --------     --------        --------
             --             --         --      (0.44)        --           --              --
       --------       --------   --------   --------   --------     --------        --------
       $   8.64       $   7.03   $  10.71   $  14.17   $  16.33     $  11.60        $   8.64
       ========       ========   ========   ========   ========     ========        ========
          22.90%        (34.36%)   (24.42%)   (10.55%)    40.78%       16.00%          22.90%

          (2.03%)+       (2.04%)    (1.85%)    (1.62%)    (1.77%)      (2.41%)+        (2.03%)+
           2.89%+         2.80%      2.56%      2.41%      2.51%        3.09%+          2.89%+
             40%            32%        27%        46%        43%          21%             40%
       $193,478       $160,249   $268,947   $373,652   $222,904     $ 38,478        $ 10,322

                              Class C
     ----------------------------------------------------------
                                                 September 1***
              Year ended December 31,               through
     -----------------------------------------    December 31,
       2002       2001       2000       1999          1998
     --------   --------   --------   --------   --------------
     $  10.71   $  14.17   $  16.33   $  11.60      $  8.60
     --------   --------   --------   --------      -------
        (0.19)     (0.21)     (0.26)     (0.23)       (0.06)
        (3.49)     (3.25)     (1.46)      4.96         3.06
     --------   --------   --------   --------      -------
        (3.68)     (3.46)     (1.72)      4.73         3.00
     --------   --------   --------   --------      -------
           --         --      (0.39)        --           --
           --         --      (0.05)        --           --
     --------   --------   --------   --------      -------
           --         --      (0.44)        --           --
     --------   --------   --------   --------      -------
     $   7.03      10.71   $  14.17   $  16.33      $ 11.60
     ========   ========   ========   ========      =======
       (34.36%)   (24.42%)   (10.55%)    40.78%       34.88%

        (2.04%)    (1.85%)    (1.62%)    (1.77%)      (2.41%)+
         2.80%      2.56%      2.41%      2.51%        3.09%+
           32%        27%        46%        43%          21%
     $  9,498   $ 17,178   $ 21,664   $  7,133      $   120

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Blue Chip Growth Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Blue Chip Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation by investing primarily in securities of large-capitalization companies. Current income is a secondary investment objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

(B) REPURCHASE AGREEMENTS. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market

Notes to Financial Statements

basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gains distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassification between accumulated net investment loss and paid-in-capital arising from permanent differences; net assets at October 31, 2003, are not affected.

   ACCUMULATED
  NET INVESTMENT                           ADDITIONAL
       LOSS                              PAID-IN CAPITAL
  --------------                         ---------------
    $3,619,378                             $(3,619,378)

The reclassification for the Fund is due to net operating losses.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned.

MainStay Blue Chip Growth Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Gabelli Asset Management Company (the "Subadvisor") is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the ten months ended October 31, 2003, the Manager earned from the Fund $1,955,981. For the year ended December 31, 2002, the Manager earned from the Fund $2,797,493.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $1,945 for the ten months ended October 31, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $1,628, $216,659 and $1,980, respectively, for the ten months ended October 31, 2003.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the ten months ended October 31, 2003, and year ended December 31, 2002, amounted to $1,472,301, and $1,879,124, respectively.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Blue Chip Growth Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $4,945 for the ten months ended October 31, 2003 and $5,302 for the year ended December 31, 2002.

MainStay Blue Chip Growth Fund

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $41,771 for the ten months ended October 31, 2003 and $54,643 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2003, the components of accumulated loss on a tax basis were as follows:

ACCUMULATED CAPITAL    UNREALIZED    TOTAL ACCUMULATED
 AND OTHER LOSSES     DEPRECIATION         LOSS
-------------------   ------------   -----------------
   $(179,078,857)     $(5,687,069)     $(184,765,926)

The difference between book-basis and tax-basis unrealized depreciation is primarily due to wash sales deferrals.

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $179,078,857 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS                                                AMOUNT
AVAILABLE THROUGH                                             (000'S)
-----------------                                             --------
     2009...................................................  $ 26,377
     2010...................................................    99,424
     2011...................................................    53,278
                                                              --------
                                                              $179,079
                                                              ========

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the ten months ended October 31, 2003, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were $93,260 and $98,057, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the ten months ended October 31, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                     JANUARY 1,                             YEAR ENDED DECEMBER 31,
                                       THROUGH             ---------------------------------------------------------
                                  OCTOBER 31, 2003*                   2002                          2001
                             ---------------------------   ---------------------------   ---------------------------
                             CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                             -------   -------   -------   -------   -------   -------   -------   -------   -------
Shares sold...............    2,309     3,123      637      2,849     3,888       377     2,387     4,702      504
Shares redeemed...........   (2,047)   (3,547)    (795)    (2,850)   (6,192)     (629)   (3,243)   (5,970)    (429)
                             ------    ------     ----     ------    ------     -----    ------    ------     ----
Net increase (decrease)...      262      (424)    (158)        (1)   (2,304)     (252)     (856)   (1,268)      75
                             ======    ======     ====     ======    ======     =====    ======    ======     ====

-------

 *   The Fund changed its fiscal year end from December 31 to October 31.

NOTE 8--OTHER MATTERS:

New York Life Investment Management LLC (NYLIM) and mutual funds that NYLIM advises, including The MainStay Funds, have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading and other matters. We are cooperating fully in responding to these requests. We have no reason to believe that NYLIM or any of the mutual funds NYLIM advises has been targeted as the subject of any governmental or regulatory enforcement action.

Report of Independent Auditors

To the Trustees of The MainStay Funds and Shareholders of
MainStay Blue Chip Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Blue Chip Growth Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the ten months ended October 31, 2003 and the year ended December 31, 2002, the changes in its net assets for the ten months ended October 31, 2003 and each of the two years in the period ended December 31, 2002 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 18, 2003

The MainStay Funds--Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   2002 and         Manager, New York Life Investment
                          Trustee since    Management LLC (including predecessor
                          2000             advisory organizations) and New York
                                           Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Executive Vice
                                           President and Manager, NYLIFE LLC;
                                           Manager, NYLIFE Distributors LLC; Vice
                                           Chairman, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        41             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, NYLIFE LLC; Director, NYLIFE
                                           Securities, Inc.; Chairman, President,
                                           and Manager, NYLIFE Distributors LLC;
                                           Manager, McMorgan & Company LLC;
                                           Chairman, Trustee, and President,
                                           Eclipse Funds, (4 portfolios); Chairman
                                           and Director, Eclipse Funds Inc. (13
                                           portfolios); Senior Vice President,
                                           Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities
  Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5
  Years."

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24             None
3/1/32                    1996             Officer, New York Life Insurance Company
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Manager, MacKay Shields LLC;          24             None
7/1/25                    1991             Chairman, Chief Executive Officer, and
                                           President, New York Life Insurance
                                           Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Non-Executive
11/13/39                  1997             Chancellor, Queen's University (1985 to                Director, Allied
                                           2001).                                                 Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group,
                                                                                                  Plc; Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc.
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, Adolor
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Corporation;
                          Non-             firm).                                                 Director, First
                          Interested                                                              Advantage
                          Trustee                                                                 Corporation.
---------------------------------------------------------------------------------------------------------------------
Michael H. Sutton         Trustee since    Retired. Independent Consultant (1999 to       24             None
9/19/40                   2003             present); Special Consultant, Financial
                                           Accounting Standards Board (1998 to
                                           1999); Chief Accountant, United States
                                           Securities and Exchange Commission (1995
                                           to 1998).
---------------------------------------------------------------------------------------------------------------------

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Advisor (July 2003 to present) and             24             None
2/13/52                   1994             Managing Director (2001 to June 2003),
                                           The Carlyle Group (private investment
                                           firm); Chairman and Chief Executive
                                           Officer, Somerset Group (financial
                                           advisory firm); Senior Managing
                                           Director, Groupe Arnault (private
                                           investment firm) (1999 to 2001).
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Manager, NYLIFE Distributors
                                           LLC.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, and MainStay VP Series
                          since 2001       Fund, Inc.; Chief Financial Officer and
                                           Assistant Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors LLC; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., and Eclipse Funds; Managing
                                           Director and Senior Counsel, Lehman
                                           Brothers Inc., (October 1998 to December
                                           1999); General Counsel and Managing
                                           Director, JP Morgan Investment
                                           Management Inc. (1986 to September
                                           1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc.; Vice
                                           President-Financial Operations and Chief
                                           Financial Officer, NYLIFE Distributors
                                           LLC; Tax Vice President, New York Life
                                           International, LLC; Tax Vice President,
                                           Eclipse Funds, Eclipse Funds Inc., and
                                           MainStay VP Series Fund, Inc.
---------------------------------------------------------------------------------------------------------------------

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund(2)
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(3)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
D/B/A/ MERCURY ADVISORS
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Ceased operations as of November 28, 2003.
3. Closed to new investors as of December 1, 2001.
4. An affiliate of New York Life Investment Management LLC.

                       This page intentionally left blank

                       This page intentionally left blank

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Auditors

1. As of October 31, 2003.

[MAINSTAY FUNDS LOGO]

MainStay is a division of New York Life Investment
Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors LLC. All rights reserved.  MSBC11- 12/03
NYLIM-A04328                                                      18
[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Blue Chip Growth Fund

    ANNUAL REPORT

    OCTOBER 31, 2003

    [MAINSTAY FUNDS LOGO]

                                           Table of Contents

                                                              President's Letter                               3

                                                              $10,000 Invested in MainStay Mid Cap
                                                              Growth Fund versus Russell 2500(TM) Growth
                                                              Index, S&P MidCap 400(R) Index, and
                                                              Inflation--
                                                              Class A, Class B, and Class C Shares             4

                                                              Portfolio Management Discussion and Analysis     6

                                                              Year-by-Year and 10-Month Performance            7

                                                              Portfolio of Investments                        10

                                                              Financial Statements                            12

                                                              Notes to Financial Statements                   16

                                                              Report of Independent Auditors                  22

                                                              Trustees and Officers                           23

                                                              The MainStay(R) Funds                           26

                       This page intentionally left blank

President's Letter

The first 10 months of 2003 represented a positive period for most investors. Although the stock market struggled from mid-January through early March, it recovered strongly through the end of October. The rally began several days before coalition forces entered Iraq and continued long after the conclusion of major combat operations. Although difficulties in Iraq, the Middle East, and North Korea continued to raise concerns, investors have tended to focus on corporate earnings and the potential for an economic turnaround.

The Federal Reserve remained accommodative throughout the 10-month period, and the Federal Open Market Committee lowered the targeted federal funds rate by 25 basis points on June 25, 2003, to a low 1.0%. Real gross domestic product, which grew at a modest 1.4% in the first quarter of 2003, rose by 3.3% in the second quarter. According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter. Much of this increase resulted from robust consumer spending. Although unemployment rates remain high, the figures have declined from their peak in June 2003, and the Federal Reserve recently observed that "the labor market appears to be stabilizing."

Within the equity market, smaller companies generally outperformed larger ones and growth stocks tended to appreciate more than value equities at all capitalization levels. The bond markets benefited from anticipation of the Federal Reserve's easing move, and while yields on short-term securities continued to decline, yields on longer-term bonds rose to a peak in early September and closed the reporting period higher than where they began. For the 10-month period, corporate bonds generally outpaced Treasury securities, and high-yield bonds and emerging-market debt provided outstanding returns.

At MainStay, each of our Funds seeks to achieve its investment objective with an established process that is consistently applied in all market environments. While markets may shift and results may vary, we believe that our time-tested investment strategies can help you pursue your long-range goals with confidence.

As you may have noted, the date of this report differs from the date of previous annual reports. The MainStay Board of Trustees recently approved making October 31 the end of the fiscal year for most MainStay Funds. The report that follows provides details about the specific market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the first 10 months of 2003. If you have any questions about this report or your MainStay Fund investments, your Registered Representative will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
November 2003

$10,000 Invested in MainStay Mid Cap Growth Fund versus Russell 2500(TM) Growth Index, S&P MidCap 400(R) Index, and Inflation

CLASS A SHARES
Total Returns with Sales Charges: 1 Year 24.24%, Since Inception (1/2/01) -8.49%

[CLASS A SHARES PERFORMANCE LINE GRAPH]

Period-End                                 MainStay Mid Cap Growth Fund       Russell 2500 Growth Index(1)
----------
1/2/01                                                       $ 9,450.00                       $ 10,000.00
10/31/01                                                       7,078.00                          7,781.00
10/31/02                                                       5,916.00                          6,175.00
10/31/03                                                       7,777.00                          8,938.00

Period-End                                    S&P MidCap 400 Index(2)         Inflation (CPI)(3)
----------
1/2/01                                                   $ 10,000.00             $ 10,000.00
10/31/01                                                    8,797.00               10,172.00
10/31/02                                                    8,377.00               10,384.00
10/31/03                                                   10,941.00               10,596.00

CLASS B SHARES
Total Returns with Sales Charges: 1 Year 25.47%, Since Inception (1/2/01) -8.36%

[CLASS B SHARES PERFORMANCE LINE GRAPH]

Period-End                                  MainStay Mid Cap Growth Fund       Russell 2500 Growth Index(1)
----------
1/2/01                                                     $ 10,000.00                       $ 10,000.00
10/31/01                                                      7,440.00                          7,781.00
10/31/02                                                      6,170.00                          6,175.00
10/31/03                                                      7,809.00                          8,938.00

Perod-End                                     S&P MidCap 400 Index(2)         Inflation (CPI)(3)
---------
1/2/01                                                   $ 10,000.00              $  10,000.00
10/31/01                                                    8,797.00                 10,172.00
10/31/02                                                    8,377.00                 10,384.00
10/31/03                                                   10,941.00                 10,596.00

CLASS C SHARES
Total Returns with Sales Charges: 1 Year 29.47%, Since Inception (1/2/01) -7.37%

[CLASS C SHARES PERFORMANCE LINE GRAPH]

Period-End                                MainStay Mid Cap Growth Fund       Russell 2500 Growth Index(1)
----------
1/2/01                                                     $ 10,000.00                       $ 10,000.00
10/31/01                                                      7,440.00                          7,781.00
10/31/02                                                      6,170.00                          6,175.00
10/31/03                                                      8,050.00                          8,938.00

Period-End                                    S&P MidCap 400 Index(2)         Inflation (CPI)(3)
----------
1/2/01                                                   $ 10,000.00               $ 10,000.00
10/31/01                                                    8,797.00                 10,172.00
10/31/02                                                    8,377.00                 10,384.00
10/31/03                                                   10,941.00                 10,596.00

----------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS
THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR MORE CURRENT PERFORMANCE INFORMATION PLEASE VISIT WWW.MAINSTAYFUNDS.COM.

-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges, as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 3%, which would apply for the period shown. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. The Russell 2500(TM) Growth Index is an unmanaged index that measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(TM) Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. The S&P MidCap 400(R) Index is an unmanaged, market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index is widely regarded as the standard for measuring the market for domestic midcap stocks. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

3. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

The 10 months ended October 31, 2003, presented several challenges to equity investors. Not only did they have to endure the volatility associated with military action in Iraq, but they also had to contend with a constant stream of mixed economic indicators, which added to market volatility and uncertainty.

Looking back, early signs of an economic recovery began to take shape toward the end of 2002, but these indicators declined through much of the first quarter of 2003. After the stock market reached its year-to-date low in mid-March, stocks rallied sharply through the end of the reporting period.

The Federal Reserve lowered the targeted federal funds rate by 25 basis points in June 2003, its thirteenth easing move since the beginning of 2001. The latest move brought short-term rates to 1.0%--a four-decade low. Real gross domes tic product grew at a modest pace in the first quarter of 2003, somewhat faster in the second, and quite rapidly in the third. According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter of 2003, its fastest pace since the first quarter of 1984.

PERFORMANCE REVIEW

For the 10 months ended October 31, 2003, MainStay Mid Cap Growth Fund returned 40.44% for Class A shares and 39.51% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 32.29% return of the average Lipper(1) mid-cap growth fund, but slightly underperformed the 41.38% return of the Russell 2500(TM) Growth Index.(2) All share classes significantly outper formed the 28.76% return of the S&P MidCap 400(R) Index(3) for the 10 months ended October 31, 2003.

STRONG AND WEAK PERFORMERS

During the reporting period, many of the Fund's best-performing stocks were in the consumer discretionary sector. Since consumer income and spending remained at healthy levels, the Fund benefited from its investments in key consumer-related areas such as housing and retail.

The most significant positive contributors to Fund results were homebuilding companies D.R. Horton and MDC Holdings. Other notable performers included luxury-goods manufacturer and retailer Coach, retailers Fred's and Chico's FAS, home builders Lennar and KB Home, and audio and video equipment maker Harman International Industries. Each of these stocks posted double- or triple-digit gains over the period.

-------
1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
2. See footnote on page 5 for more information about the Russell 2500(TM) Growth Index.
3. See footnote on page 5 for more information about the S&P MidCap 400(R)
   Index.

                                                                               7
                                                                               -

YEAR-BY-YEAR AND 10-MONTH PERFORMANCE (WITHOUT SALES CHARGES)
CLASS A SHARES
[LINE GRAPH]

Period-end                                                                  Total Return %
----------                                                                  --------------
12/01                                                                           -17.50
12/02                                                                           -28.97
10/03                                                                            40.44

CLASS B AND CLASS C SHARES

Period-end                                                                  Total Return %
----------                                                                  --------------
12/01                                                                           -18.20
12/02                                                                           -29.46
10/03                                                                            39.51

Continued positive trends in the housing market, including historically low mortgage rates, rising household formation, and a favorable pricing environment, bolstered the financial results of homebuilding companies. Coach was the beneficiary of strong performance from handbags and small leather goods. Harman International Industries' stock rose as the company set sales and earnings records. These advances were partly attributable to the successful creation of audio products for high-end German automakers Mercedes-Benz, BMW, Porsche, and Audi. Fred's performed well on news of growth in same-store sales during the reporting period, especially in the third quarter of 2003.

The Fund's holdings in the financials sector also strengthened performance during the reporting period. Low interest rates, a rising equity market, and strong demand for mortgages benefited many banks and financial-services organizations. Notable performers in the portfolio included Capital One Financial, New York Community Bancorp, and UCBH Holdings.

The Fund's underweighted position in the information technology sector ad versely affected its performance during the reporting period. While many of the Fund's stocks in the sector posted positive absolute returns, the lack of representation in certain companies hindered performance. The Fund's relative results were particularly hurt by not having a large exposure to many richly valued, money-losing companies whose stock prices soared during the first 10-months of 2003. The Fund's largest contributor to performance in the information technology sector was Qlogic. Other strong performers included communications equipment company UTStarcom, computer peripherals provider Avocent, and software and programming firm Symantec. One holding that experienced a significant decline was The BISYS Group, a computer-services firm. We eliminated the stock from the Fund's portfolio in April 2003. Other detractors within the information technology sector were Tech Data, Cabot Microelectronics, and SERENA Software--all of which were eliminated from the Fund's portfolio.

The Fund's health care holdings also detracted considerably from relative per formance. Not only did the Fund hold an overweighted position in this under performing sector, but our stock selection was also detrimental. The largest negative contributors were pharmaceutical drug makers Biovail and MedImmune, drug distributor AmerisourceBergen, and health care facilities providers Accredo Health and Triad Hospitals. Although the sector was a net detractor from performance, a few health care stocks enhanced the Fund's results. Among them were medical equipment maker Cooper Companies, managed health care players Coventry Health Care and Mid Atlantic Medical Services, and generic drug maker Barr Laboratories.

SECTOR WEIGHTINGS

A few adjustments were made to the portfolio during the reporting period. The Fund added to its information technology holdings, while reducing its weighting in consumer discretionary and health care stocks. As of October 31, 2003, the Fund was significantly overweighted in the consumer discretionary sector and slightly overweighted in health care relative to the Russell 2500 Growth Index. Underweighted sectors at the end of the reporting period included energy, information technology, consumer staples, materials, and telecommunications. The Fund was slightly underweighted in financials and utilities and held a market weight in the industrials sector.

LOOKING AHEAD

We believe that the key to sustained gains in the equity markets lies in further improvement in the economy. Based on the latest gross domestic product figures, we are maintaining a positive outlook in this regard. We will continue to invest in high-quality mid-cap growth companies in major sectors that we believe are poised for further growth, including information technology, consumer, health care, industrials, and financials.

Whatever the markets or the economy may bring, the Fund will continue to seek long-term growth of capital.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

MainStay Mid Cap Growth Fund

                                   SHARES           VALUE
                                  --------------------------
COMMON STOCKS (99.8%)+

AEROSPACE & DEFENSE (4.5%)
Alliant Techsystems, Inc. (a)...    11,250       $   582,300
Empresa Brasileira de
 Aeronautica S.A. ADR (a)(b)....    30,100           781,095
L-3 Communications Holdings,
 Inc. (a).......................    13,100           612,294
United Defense Industries, Inc.
 (a)............................    20,700           670,680
                                                 -----------
                                                   2,646,369
                                                 -----------
AIRLINES (3.9%)
JetBlue Airways Corp. (a).......    18,000         1,038,240
Ryanair Holdings PLC ADR
 (a)(b).........................    13,200           679,800
SkyWest, Inc. ..................    30,900           571,341
                                                 -----------
                                                   2,289,381
                                                 -----------
AUTOMOBILES (1.6%)
Winnebago Industries, Inc. .....    16,100           938,630
                                                 -----------

BIOTECHNOLOGY (1.2%)
Gilead Sciences, Inc. (a).......    12,600           687,708
                                                 -----------

COMMERCIAL BANKS (2.2%)
UCBH Holdings, Inc. ............    19,200           685,632
Westcorp........................    16,400           620,248
                                                 -----------
                                                   1,305,880
                                                 -----------
COMMERCIAL SERVICES & SUPPLIES (3.5%)
Apollo Group, Inc. Class A
 (a)............................    10,700           679,771
Career Education Corp. (a)......    13,100           701,505
Education Management Corp.
 (a)............................    10,400           657,072
                                                 -----------
                                                   2,038,348
                                                 -----------
COMMUNICATIONS EQUIPMENT (4.9%)
Avocent Corp. (a)...............    18,300           691,740
Emulex Corp. (a)................    20,100           569,232
QLogic Corp. (a)................    17,700           992,085
UTStarcom, Inc. (a).............    19,300           607,950
                                                 -----------
                                                   2,861,007
                                                 -----------
COMPUTERS & PERIPHERALS (0.9%)
Storage Technology Corp. (a)....    21,900           527,790
                                                 -----------

CONSTRUCTION & ENGINEERING (2.0%)
Fluor Corp. ....................    16,300           604,404
Jacobs Engineering Group, Inc.
 (a)............................    12,600           583,632
                                                 -----------
                                                   1,188,036
                                                 -----------
CONSUMER FINANCE (1.9%)
Capital One Financial Corp. ....    12,000           729,600
Providian Financial Corp. (a)...    37,000           411,070
                                                 -----------
                                                   1,140,670
                                                 -----------

                                   SHARES           VALUE
                                  --------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (3.4%)
Amphenol Corp. Class A (a)......    10,000       $   587,500
CDW Corp. ......................    10,300           618,515
Garmin Ltd. (a).................    15,500           775,465
                                                 -----------
                                                   1,981,480
                                                 -----------
HEALTH CARE EQUIPMENT & SUPPLIES (3.4%)
Cooper Cos., Inc. (The).........    19,700           855,965
Cytyc Corp. (a).................    44,300           572,799
St. Jude Medical, Inc. (a)......     9,400           546,704
                                                 -----------
                                                   1,975,468
                                                 -----------
HEALTH CARE PROVIDERS & SERVICES (11.9%)
AmerisourceBergen Corp. ........     9,300           527,961
Anthem, Inc. (a)................    10,922           747,392
Caremark Rx, Inc. (a)...........    27,800           696,390
Coventry Health Care, Inc.
 (a)............................    13,900           761,025
Health Management Associates,
 Inc. Class A...................    25,900           573,685
Henry Schein, Inc. (a)..........     9,800           608,090
Mid Atlantic Medical Services,
 Inc. (a).......................    12,500           730,000
Oxford Health Plans, Inc. (a)...    14,600           591,300
Patterson Dental Co. (a)........     9,300           595,014
Pharmaceutical Product
 Development, Inc. (a)..........    18,900           568,323
Quest Diagnostics, Inc. (a).....     9,100           615,615
                                                 -----------
                                                   7,014,795
                                                 -----------
HOUSEHOLD DURABLES (14.7%)
Centex Corp. ...................     8,000           780,000
D.R. Horton, Inc. ..............    35,300         1,404,940
Harman International Industries,
 Inc. ..........................     6,500           833,300
Hovnanian Enterprises, Inc.
 Class A (a)....................     8,000           650,240
KB Home.........................    15,900         1,088,991
Lennar Corp. Class A............    12,200         1,120,570
Lennar Corp. Class B............     1,450           125,932
M.D.C. Holdings, Inc. ..........    18,300         1,231,956
Ryland Group, Inc. (The)........     7,000           622,300
Toro Co. (The)..................    16,100           800,170
                                                 -----------
                                                   8,658,399
                                                 -----------
IT SERVICES (1.1%)
Affiliated Computer Services,
 Inc. Class A (a)...............    13,700           670,341
                                                 -----------

LEISURE EQUIPMENT & PRODUCTS (0.5%)
Brunswick Corp. ................    10,200           302,634
                                                 -----------

MACHINERY (0.1%)
Oshkosh Truck Corp. ............     1,000            45,830
                                                 -----------

METALS & MINING (0.1%)
Massey Energy Co. ..............     5,600            77,840
                                                 -----------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2003


                                   SHARES           VALUE
                                  --------------------------
COMMON STOCKS (CONTINUED)
MULTILINE RETAIL (2.2%)
99 Cents Only Stores (a)........    21,200       $   631,124
Fred's, Inc. ...................    17,900           674,472
                                                 -----------
                                                   1,305,596
                                                 -----------
PHARMACEUTICALS (5.6%)
American Pharmaceutical
 Partners, Inc. (a).............    25,200           613,620
Barr Laboratories, Inc. (a).....    10,100           775,377
Endo Pharmaceuticals Holdings,
 Inc. (a).......................    30,000           490,800
Eon Labs, Inc. (a)..............    14,000           589,540
SICOR, Inc. (a).................    29,700           795,960
                                                 -----------
                                                   3,265,297
                                                 -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (7.4%)
Altera Corp. (a)................    31,600           639,268
ATI Technologies, Inc. (a)......    45,000           643,950
Integrated Circuit Systems, Inc.
 (a)............................    17,200           577,404
Novellus Systems, Inc. (a)......    16,500           681,285
NVIDIA Corp. (a)................    36,900           652,392
Semtech Corp. (a)...............    30,600           679,320
Silicon Laboratories, Inc.
 (a)............................     8,500           458,830
                                                 -----------
                                                   4,332,449
                                                 -----------
SOFTWARE (7.5%)
Activision, Inc. (a)............    39,950           602,846
Amdocs Ltd. (a).................    25,700           551,522
Autodesk, Inc. .................    33,600           646,800
FactSet Research Systems,
 Inc. ..........................    15,100           658,964
Siebel Systems, Inc. (a)........    49,300           620,687
Symantec Corp. (a)..............    11,400           759,810
Synopsys, Inc. (a)..............    18,200           577,304
                                                 -----------
                                                   4,417,933
                                                 -----------
SPECIALTY RETAIL (6.7%)
Abercrombie & Fitch Co. Class A
 (a)............................     1,600            45,600
AutoZone, Inc. (a)..............     9,100           874,510

                                   SHARES           VALUE
                                  --------------------------
SPECIALTY RETAIL (CONTINUED)
Chico's FAS, Inc. (a)...........    28,400       $ 1,066,136
Claire's Stores, Inc. ..........    16,600           642,420
Michaels Stores, Inc. ..........    15,400           731,038
Pier 1 Imports, Inc. ...........    26,100           602,910
                                                 -----------
                                                   3,962,614
                                                 -----------
TEXTILES, APPAREL & LUXURY GOODS (3.0%)
Coach, Inc. (a).................    27,800           986,066
Columbia Sportswear Co. (a).....     2,500           145,600
Liz Claiborne, Inc. ............    16,900           623,441
                                                 -----------
                                                   1,755,107
                                                 -----------
THRIFTS & MORTGAGE FINANCE (5.6%)
Doral Financial Corp. ..........     8,000           404,000
IndyMac Bancorp, Inc. ..........    20,800           611,520
New Century Financial Corp. ....    18,200           674,856
New York Community Bancorp,
 Inc. ..........................    23,700           857,940
PMI Group, Inc. (The)...........    20,100           768,423
                                                 -----------
                                                   3,316,739
                                                 -----------
Total Investments
 (Cost $44,130,052) (c).........      99.8%       58,706,341(d)
Cash and Other Assets,
 Less Liabilities...............       0.2           104,285
                                  --------       -----------
Net Assets......................     100.0%      $58,810,626
                                  ========       ===========

-------
(a)  Non-income producing security.
(b)  ADR-American Depositary Receipt.
(c)  The cost for federal income tax purposes is $44,342,122.
(d)  At October 31, 2003, net unrealized appreciation was
     $14,364,219, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $17,768,847 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $3,404,628.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2003

ASSETS:
Investment in securities, at value (identified cost
  $44,130,052)..............................................       $ 58,706,341
Cash........................................................             63,489
Receivables:
  Investment securities sold................................          1,056,708
  Fund shares sold..........................................            291,314
  Dividends and interest....................................              2,132
Other assets................................................              7,645
                                                                   ------------
        Total assets........................................         60,127,629
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          1,073,755
  Fund shares redeemed......................................            121,265
  Transfer agent............................................             37,321
  NYLIFE Distributors.......................................             25,159
  Shareholder communication.................................             19,752
  Manager...................................................              4,144
  Custodian.................................................              3,054
Accrued expenses............................................             32,553
                                                                   ------------
        Total liabilities...................................          1,317,003
                                                                   ------------
Net assets..................................................       $ 58,810,626
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     43,083
  Class B...................................................             26,313
  Class C...................................................              2,668
Additional paid-in capital..................................         59,561,667
Accumulated net realized loss on investments................        (15,399,394)
Net unrealized appreciation on investments..................         14,576,289
                                                                   ------------
Net assets..................................................       $ 58,810,626
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 35,473,188
                                                                   ============
Shares of beneficial interest outstanding...................          4,308,280
                                                                   ============
Net asset value and offering price per share outstanding....       $       8.23
Maximum sales charge (5.50% of offering price)..............               0.48
                                                                   ------------
Maximum offering price per share outstanding................       $       8.71
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 21,189,158
                                                                   ============
Shares of beneficial interest outstanding...................          2,631,331
                                                                   ============
Net asset value and offering price per share outstanding....       $       8.05
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  2,148,280
                                                                   ============
Shares of beneficial interest outstanding...................            266,761
                                                                   ============
Net asset value and offering price per share outstanding....       $       8.05
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the period January 1, 2003 through October 31, 2003* and the year ended December 31, 2002

                                                                 2003*          2002
                                                              -----------   ------------
INVESTMENT INCOME:
Income:
  Dividends.................................................  $    87,982   $     80,033
  Interest..................................................        3,200          4,437
                                                              -----------   ------------
    Total income............................................       91,182         84,470
                                                              -----------   ------------
Expenses:
  Manager...................................................      235,968        225,245
  Transfer agent............................................      166,222        131,670
  Distribution--Class B.....................................       73,864         54,703
  Distribution--Class C.....................................        7,738          5,186
  Service--Class A..........................................       51,455         55,119
  Service--Class B..........................................       24,621         18,234
  Service--Class C..........................................        2,580          1,729
  Professional..............................................       34,045         23,194
  Registration..............................................       30,166         20,314
  Shareholder communication.................................       20,364         18,343
  Recordkeeping.............................................       13,343         13,347
  Custodian.................................................       11,839         11,184
  Pricing service...........................................        5,621          7,057
  Trustees..................................................        4,017          5,116
  Miscellaneous.............................................       14,074         14,228
                                                              -----------   ------------
    Total expenses before reimbursement.....................      695,917        604,669
Expense reimbursement by Manager and Subadvisor.............     (142,380)       (94,291)
                                                              -----------   ------------
    Net expenses............................................      553,537        510,378
                                                              -----------   ------------
Net investment loss.........................................     (462,355)      (425,908)
                                                              -----------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................   (1,756,946)    (6,946,950)
Net change in unrealized appreciation (depreciation) on
  investments...............................................   15,761,181     (3,025,659)
                                                              -----------   ------------
Net realized and unrealized gain (loss) on investments......   14,004,235     (9,972,609)
                                                              -----------   ------------
Net increase (decrease) in net assets resulting from
  operations................................................  $13,541,880   $(10,398,517)
                                                              ===========   ============

-------

     The Fund changed its fiscal year end from December 31 to
 *   October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets for the period January 1, 2003 through October 31, 2003* and the years ended December 31, 2002 and December 31, 2001

                                                                 2003*          2002          2001
                                                              -----------   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................  $  (462,355)  $   (425,908)  $  (294,173)
  Net realized loss on investments..........................   (1,756,946)    (6,946,950)   (6,695,498)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   15,761,181     (3,025,659)    1,840,767
                                                              -----------   ------------   -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................   13,541,880    (10,398,517)   (5,148,904)
                                                              -----------   ------------   -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   12,367,959      3,979,306    28,574,669
    Class B.................................................   11,727,874      7,151,208     6,368,736
    Class C.................................................    1,041,539      1,014,803       358,382
  Cost of shares redeemed:
    Class A.................................................   (4,281,113)    (1,072,848)     (949,395)
    Class B.................................................   (2,673,803)    (1,794,153)     (628,342)
    Class C.................................................     (207,215)      (108,797)      (52,643)
                                                              -----------   ------------   -----------
      Increase in net assets derived from capital share
        transactions........................................   17,975,241      9,169,519    33,671,407
                                                              -----------   ------------   -----------
      Net increase (decrease) in net assets.................   31,517,121     (1,228,998)   28,522,503
NET ASSETS:
Beginning of period.........................................   27,293,505     28,522,503            --
                                                              -----------   ------------   -----------
End of period...............................................  $58,810,626   $ 27,293,505   $28,522,503
                                                              ===========   ============   ===========

-------

     The Fund changed its fiscal year end from December 31 to
 *   October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                   Class A                              Class B                   Class C
                                      ----------------------------------   ----------------------------------   -----------
                                      January 1,                           January 1,                           January 1,
                                         2003            Year ended           2003            Year ended           2003
                                        through         December 31,         through         December 31,         through
                                      October 31,   --------------------   October 31,   --------------------   October 31,
                                         2003*       2002         2001        2003*       2002         2001        2003*
                                      -----------   -------      -------   -----------   -------      -------   -----------
Net asset value at beginning of
 period.............................    $  5.86     $  8.25      $ 10.00     $  5.77     $  8.18      $ 10.00     $ 5.77
                                        -------     -------      -------     -------     -------      -------     ------
Net investment loss (a).............      (0.07)      (0.09)       (0.09)      (0.11)      (0.13)       (0.14)     (0.11)
Net realized and unrealized gain
 (loss) on investments..............       2.44       (2.30)       (1.66)       2.39       (2.28)       (1.68)      2.39
                                        -------     -------      -------     -------     -------      -------     ------
Total from investment operations....       2.37       (2.39)       (1.75)       2.28       (2.41)       (1.82)      2.28
                                        -------     -------      -------     -------     -------      -------     ------
Net asset value at end of period....    $  8.23     $  5.86      $  8.25     $  8.05     $  5.77      $  8.18     $ 8.05
                                        =======     =======      =======     =======     =======      =======     ======
Total investment return (b).........      40.44%     (28.97%)     (17.50%)     39.51%     (29.46%)     (18.20%)    39.51%
Ratios (to average net assets)/
 Supplemental Data:
  Net investment loss...............      (1.21%)+    (1.22%)      (1.01%)     (1.96%)+    (1.97%)      (1.76%)    (1.96%)+
  Net expenses......................       1.50%+      1.50%        1.50%       2.25%+      2.25%        2.25%      2.25%+
  Expenses (before reimbursement)...       1.95%+      1.81%        1.87%       2.70%+      2.56%        2.62%      2.70%+
Portfolio turnover rate.............         42%        188%         127%         42%        188%         127%        42%
Net assets at end of period (in
 000's).............................    $35,473     $18,523      $22,965     $21,189     $ 7,899      $ 5,299     $2,148

                                            Class C
                                      --------------------

                                           Year ended
                                          December 31,
                                      --------------------
                                       2002         2001
                                      -------      -------
Net asset value at beginning of
 period.............................  $  8.18      $ 10.00
                                      -------      -------
Net investment loss (a).............    (0.13)       (0.14)
Net realized and unrealized gain
 (loss) on investments..............    (2.28)       (1.68)
                                      -------      -------
Total from investment operations....    (2.41)       (1.82)
                                      -------      -------
Net asset value at end of period....  $  5.77      $  8.18
                                      =======      =======
Total investment return (b).........   (29.46%)     (18.20%)
Ratios (to average net assets)/
 Supplemental Data:
  Net investment loss...............    (1.97%)      (1.76%)
  Net expenses......................     2.25%        2.25%
  Expenses (before reimbursement)...     2.56%        2.62%
Portfolio turnover rate.............      188%         127%
Net assets at end of period (in
 000's).............................  $   871      $   258

-------

     The Fund changed its fiscal year end from December 31 to
 *   October 31.
 +   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Mid Cap Growth Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Mid Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. On December 29, 2000, the Fund sold Class A, Class B and Class C shares to NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), at a net asset value of $10.00. The Fund commenced investment operations the following business day on January 2, 2001. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on invest-ments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

Notes to Financial Statements


(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current period reclassification between accumulated net investment loss and paid-in capital arising from permanent differences; net assets at October 31, 2003, are not affected.

 ACCUMULATED
NET INVESTMENT                                 ADDITIONAL
     LOSS                                    PAID-IN CAPITAL
--------------                               ---------------
   $462,355                                    $(462,355)

The reclassification for the Fund is due to net operating losses.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distributions plans) are allocated to separate classes of shares based upon their relative net asset value on the date the

MainStay Mid Cap Growth Fund


expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.50%, 2.25% and 2.25% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the ten months ended October 31, 2003 and year ended December 31, 2002, the Manager earned from the Fund $235,968 and $225,245, respectively. For the ten months ended October 31, 2003 and year ended December 31, 2002, the Manager reimbursed the Fund $142,380 and $94,291, respectively.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.375% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with the NYLIFE Distributors LLC (Distributor). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the

Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $1,237 for the ten months ended October 31, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $66, $9,432 and $9, respectively, for the ten months ended October 31, 2003.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued for the ten months ended October 31, 2003 and year ended December 31, 2002, amounted to $166,222 and $131,670, respectively.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Mid Cap Growth Fund only pays a portion of the fees identified above.

(F) CAPITAL. At October 31, 2003, New York Life held shares of Class A with a value of $20,575,000 which represents 58.0% of the Class A net assets and 35.0% of the Fund's total net assets at period end.

(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $886 for the ten months ended October 31, 2003 and $600 for the year ended December 31, 2002.

MainStay Mid Cap Growth Fund


The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate, 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $13,343 for the ten months ended October 31, 2003 and $13,347 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2003, the components of accumulated loss on a tax basis were as follows:

 ACCUMULATED CAPITAL    UNREALIZED    TOTAL ACCUMULATED
  AND OTHER LOSSES     APPRECIATION         LOSS
---------------------  ------------   -----------------
    $(15,187,324)      $14,364,219       $(823,105)

The difference between book-basis and tax-basis unrealized appreciation is due to wash sales deferrals.

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $15,187,324 were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

    CAPITAL LOSS                                              AMOUNT
 AVAILABLE THROUGH                                            (000'S)
 -----------------                                            -------
       2009.................................................  $ 5,878
       2010.................................................    6,598
       2011.................................................    2,711
                                                              -------
                                                              $15,187
                                                              =======

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the ten months ended October 31, 2003, purchases and sales of securities, other than short-term securities, were $33,400 and $15,947, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive share-holder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the aver-age commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the ten months ended October 31, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                              YEAR ENDED
                                                                             DECEMBER 31,
                              JANUARY 1 THROUGH        ---------------------------------------------------------
                              OCTOBER 31, 2003*                   2002                          2001
                         ---------------------------   ---------------------------   ---------------------------
                         CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
Shares sold...........    1,724     1,670      149       528       976       136      2,892      724       38
Shares redeemed.......     (576)     (408)     (33)     (151)     (255)      (16)      (109)     (76)      (7)
                          -----     -----      ---      ----      ----       ---      -----      ---       --
Net increase..........    1,148     1,262      116       377       721       120      2,783      648       31
                          =====     =====      ===      ====      ====       ===      =====      ===       ==

-------

 *  The Fund changed its fiscal year end from December 31, to October 31.

NOTE 8--OTHER MATTERS:

New York Life Investment Management LLC (NYLIM) and mutual funds that NYLIM advises, including The MainStay Funds, have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading and other matters. We are cooperating fully in responding to these requests. We have no reason to believe that NYLIM or any of the mutual funds NYLIM advises has been targeted as the subject of any governmental or regulatory enforcement action.

Report of Independent Auditors

To the Trustees of The MainStay Funds and Shareholders of
MainStay Mid Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Mid Cap Growth Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the ten months ended October 31, 2003 and the year ended December 31, 2002, the changes in its net assets for the ten months ended October 31, 2003 and each of the two years in the period ended December 31, 2002 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 18, 2003

The MainStay Funds--Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   2002 and         Manager, New York Life Investment
                          Trustee since    Management LLC (including predecessor
                          2000             advisory organizations) and New York
                                           Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Executive Vice
                                           President and Manager, NYLIFE LLC;
                                           Manager, NYLIFE Distributors LLC; Vice
                                           Chairman, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        41             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, NYLIFE LLC; Director, NYLIFE
                                           Securities, Inc.; Chairman, President,
                                           and Manager, NYLIFE Distributors LLC;
                                           Manager, McMorgan & Company LLC;
                                           Chairman, Trustee, and President,
                                           Eclipse Funds, (4 portfolios); Chairman
                                           and Director, Eclipse Funds Inc. (13
                                           portfolios); Senior Vice President,
                                           Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities
  Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5
  Years."

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24             None
3/1/32                    1996             Officer, New York Life Insurance Company
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Manager, MacKay Shields LLC;          24             None
7/1/25                    1991             Chairman, Chief Executive Officer, and
                                           President, New York Life Insurance
                                           Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Non-Executive
11/13/39                  1997             Chancellor, Queen's University (1985 to                Director, Allied
                                           2001).                                                 Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group,
                                                                                                  Plc; Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc.
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, Adolor
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Corporation;
                          Non-             firm).                                                 Director, First
                          Interested                                                              Advantage
                          Trustee                                                                 Corporation.
---------------------------------------------------------------------------------------------------------------------
Michael H. Sutton         Trustee since    Retired. Independent Consultant (1999 to       24             None
9/19/40                   2003             present); Special Consultant, Financial
                                           Accounting Standards Board (1998 to
                                           1999); Chief Accountant, United States
                                           Securities and Exchange Commission (1995
                                           to 1998).
---------------------------------------------------------------------------------------------------------------------

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Advisor (July 2003 to present) and             24             None
2/13/52                   1994             Managing Director (2001 to June 2003),
                                           The Carlyle Group (private investment
                                           firm); Chairman and Chief Executive
                                           Officer, Somerset Group (financial
                                           advisory firm); Senior Managing
                                           Director, Groupe Arnault (private
                                           investment firm) (1999 to 2001).
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Manager, NYLIFE Distributors
                                           LLC.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, and MainStay VP Series
                          since 2001       Fund, Inc.; Chief Financial Officer and
                                           Assistant Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors LLC; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., and Eclipse Funds; Managing
                                           Director and Senior Counsel, Lehman
                                           Brothers Inc., (October 1998 to December
                                           1999); General Counsel and Managing
                                           Director, JP Morgan Investment
                                           Management Inc. (1986 to September
                                           1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc.; Vice
                                           President-Financial Operations and Chief
                                           Financial Officer, NYLIFE Distributors
                                           LLC; Tax Vice President, New York Life
                                           International, LLC; Tax Vice President,
                                           Eclipse Funds, Eclipse Funds Inc., and
                                           MainStay VP Series Fund, Inc.
---------------------------------------------------------------------------------------------------------------------

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund(2)
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(3)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Ceased operations as of November 28, 2003.
3. Closed to new investors as of December 1, 2001.
4. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Auditors

1. As of October 31, 2003.

[MAINSTAY FUNDS LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054


www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors LLC. All rights reserved.               MSMG11-12/03
                                  NYLIM-A04346                                11

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Mid Cap Growth Fund

    ANNUAL REPORT
    OCTOBER 31, 2003

    [MAINSTAY FUNDS LOGO]

                                           Table of Contents

                                                              President's Letter                               3

                                                              $10,000 Invested in MainStay MAP Fund versus
                                                              S&P 500(R) Index, Russell Midcap(R) Index,
                                                              and Inflation--Class I, Class A, Class B, and
                                                              Class C Shares                                   4

                                                              Portfolio Management Discussion and Analysis     6

                                                              Year-by-Year and 10-Month Performance            7

                                                              Portfolio of Investments                        14

                                                              Financial Statements                            19

                                                              Notes to Financial Statements                   24

                                                              Report of Independent Auditors                  31

                                                              Trustees and Officers                           32

                                                              The MainStay(R) Funds                           35

                       This page intentionally left blank

President's Letter

The first 10 months of 2003 represented a positive period for most investors. Although the stock market struggled from mid-January through early March, it recovered strongly through the end of October. The rally began several days before coalition forces entered Iraq and continued long after the conclusion of major combat operations. Although difficulties in Iraq, the Middle East, and North Korea continued to raise concerns, investors have tended to focus on corporate earnings and the potential for an economic turnaround.

The Federal Reserve remained accommodative throughout the 10-month period, and the Federal Open Market Committee lowered the targeted federal funds rate by 25 basis points on June 25, 2003, to a low 1.0%. Real gross domestic product, which grew at a modest 1.4% in the first quarter of 2003, rose by 3.3% in the second quarter. According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter. Much of this increase resulted from robust consumer spending. Although unemployment rates remain high, the figures have declined from their peak in June 2003, and the Federal Reserve recently observed that "the labor market appears to be stabilizing."

Within the equity market, smaller companies generally outperformed larger ones and growth stocks tended to appreciate more than value equities at all capitalization levels. The bond markets benefited from anticipation of the Federal Reserve's easing move, and while yields on short-term securities continued to decline, yields on longer-term bonds rose to a peak in early September and closed the reporting period higher than where they began. For the 10-month period, corporate bonds generally outpaced Treasury securities, and high-yield bonds and emerging-market debt provided outstanding returns.

At MainStay, each of our Funds seeks to achieve its investment objective with an established process that is consistently applied in all market environments. While markets may shift and results may vary, we believe that our time-tested investment strategies can help you pursue your long-range goals with confidence.

As you may have noted, the date of this report differs from the date of previous annual reports. The MainStay Board of Trustees recently approved making October 31 the end of the fiscal year for most MainStay Funds. The report that follows provides details about the specific market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the first 10 months of 2003. If you have any questions about this report or your MainStay Fund investments, your Registered Representative will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
November 2003

$10,000 Invested in MainStay MAP Fund
versus S&P 500(R) Index, Russell Midcap(R) Index, and Inflation

CLASS I SHARES
Total Returns with Sales Charges: 1 Year 29.96%, 5 Years 7.92%, 10 Years 13.43%

                                                                                                                RUSSELL MIDCAP
Period-ending                            MAINSTAY MAP FUND       S&P 500 INDEX(2)      INFLATION (CPI)(3)          INDEX(1)
-------------                            -----------------       ----------------      ------------------       --------------
10/31/93                                   $   9,525.00            $  10,000.00            $  10,000.00            $  10,000.00
94                                             9,918.00               10,387.00               10,261.00               10,234.60
95                                            11,493.00               13,133.00               10,543.00               12,619.80
96                                            14,800.00               16,297.00               10,865.00               15,099.60
97                                            19,791.00               21,531.00               11,092.00               19,444.20
98                                            22,942.00               26,266.00               11,257.00               20,311.20
99                                            26,560.00               33,008.00               11,545.00               23,789.00
00                                            31,754.00               35,018.00               11,944.00               29,433.60
01                                            31,101.00               26,297.00               12,198.00               24,129.70
02                                            27,132.00               22,325.00               12,452.00               22,193.60
10/31/03                                      35,262.00               26,968.00               12,706.00               30,157.00

CLASS A SHARES
Total Returns with Sales Charges: 1 Year 22.49%, Since Inception (6/9/99) 4.94%

                                                                                                                RUSSELL MIDCAP
Period-ending                            MAINSTAY MAP FUND       S&P 500 INDEX(2)      INFLATION (CPI)(3)          INDEX(1)
-------------                            -----------------       ----------------      ------------------       --------------
6/9/99                                     $   9,450.00            $  10,000.00            $  10,000.00            $  10,000.00
10/31/99                                       9,407.00               10,395.00               10,127.00                9,748.00
00                                            11,215.00               11,028.00               10,476.00               10,903.00
01                                            10,959.00                8,282.00               10,699.00               10,753.00
02                                             9,538.00                7,031.00               10,922.00               10,434.00
10/31/03                                      12,364.00                8,493.00               11,145.00               12,412.00

CLASS B SHARES
Total Returns with Sales Charges: 1 Year 23.72%, Since Inception (6/9/99) 5.14%

                                                                                                                RUSSELL MIDCAP
Period-ending                            MAINSTAY MAP FUND       S&P 500 INDEX(2)      INFLATION (CPI)(3)          INDEX(1)
-------------                            -----------------       ----------------      ------------------       --------------
6/9/99                                     $  10,000.00            $  10,000.00            $  10,000.00            $  10,000.00
10/31/99                                       9,929.00               10,395.00               10,127.00                9,748.00
00                                            11,757.00               11,028.00               10,476.00               10,903.00
01                                            11,395.00                8,282.00               10,699.00               10,753.00
02                                             9,840.00                7,031.00               10,922.00               10,434.00
10/31/03                                      1,2467.00                8,493.00               11,145.00               12,412.00




-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

CLASS C SHARES
Total Returns: 1 Year 27.72%, Since Inception (6/9/99) 5.52%

                                                                                                                RUSSELL MIDCAP
Period-Ending                           MAINSTAY MAP FUND       S&P 500 INDEX(2)      INFLATION (CPI)(3)          INDEX(1)
-------------                           -----------------       ----------------      ------------------       --------------
6/9/99                                     $  10,000.00            $  10,000.00            $  10,000.00            $  10,000.00
10/31/99                                       9,929.00               10,395.00               10,127.00                9,748.00
00                                            11,757.00               11,028.00               10,476.00               10,903.00
01                                            11,395.00                8,282.00               10,699.00               10,753.00
02                                             9,840.00                7,031.00               10,922.00               10,434.00
10/31/03                                      12,667.00                8,493.00               11,145.00               12,412.00

-------
On 6/9/99, MAP-Equity Fund was reorganized as MainStay MAP Equity Fund Class I shares. As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR MORE CURRENT PERFORMANCE INFORMATION PLEASE VISIT WWW.MAINSTAYFUNDS.COM. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase. Class I share performance includes the historical performance of MAP-Equity Fund from the Fund's inception on 1/21/71 through 6/8/99. Prior to the reorganization, shares of MAP-Equity Fund were subject to a maximum 4.75% initial sales charge. Class I shares are subject to no initial or contingent deferred sales charges.

1. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

3. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

In a welcome turnabout from the past three years, U.S. equities at all capitalization levels gained ground for the 10 months ended October 31, 2003. From mid-January through early March, U.S. stocks suffered as geopolitical pressures mounted and investors considered the potential economic impact of a war in Iraq. In mid-March, however, the stock market reversed course and began a relatively steady climb as coalition troops amassed in Kuwait and the war finally got underway. On May 1, 2003, President Bush declared an end to major combat operations in Iraq. As geopolitical uncertainties eased and oil prices declined, tolerance for risk increased, and investors moved the broader equity markets steadily higher during the second quarter.

The equity-market rally continued into the third quarter, before losing some ground in September on concerns about the falling U.S. dollar, rising oil prices, and uncertain corporate earnings. Optimism returned to the equity markets in October with the release of positive economic data, including job growth and lower unemployment claims. There was evidence of expansion in the manufacturing sector, and according to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter, the fastest growth since early 1984.

While the equity rally was rather broadly based, small-cap stocks outperformed mid-cap and large-cap issues during the first 10 months of 2003. According to data from Barra, value stocks outperformed growth stocks in the large- and mid-cap sectors, while the reverse was true in the small-cap sector.(1)

PERFORMANCE REVIEW

For the 10 months ended October 31, 2003, MainStay MAP Fund returned 27.96% for Class I shares. Class A shares returned 27.74% and Class B and Class C shares returned 26.97%, excluding all sales charges. All share classes outperformed the 23.39% return of the average Lipper(2) multi-cap core fund for the same period. All share classes also outperformed the 21.21% return of the S&P 500(R) Index but underperformed the 32.27% performance of the Russell Midcap(R) Index(3) for the first 10 months of 2003.

As of October 31, 2003, Morningstar(4) rated MainStay MAP Fund Class I shares four stars overall out of 209 mid-cap blend funds. As of that date, the Fund's Class I shares were rated four stars out of 209 mid-cap blend funds for the three-year period then ended, three stars out of 138 mid-cap blend funds for the five-year period then ended, and five stars out of 42 mid-cap blend funds for the 10-year period ended October 31, 2003.


-------
1. See footnote on page 5 for more information about the S&P 500(R) Index. The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-cap stocks. The S&P SmallCap 600 Index is an unmanaged index that measures the performance of small-cap stocks. For each of these indices, the corresponding S&P/Barra Growth Index is an unmanaged index consisting of those stocks in the index with lower book-to-price ratios and the corresponding S&P/Barra Value Index is an unmanaged index consisting of those stocks in the index with higher book-to-price ratios. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index. Source: Barra.

2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
3. See footnote on page 5 for more information about the Russell Midcap(R)
   Index.
4. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating(TM) metrics.

YEAR-BY-YEAR AND 10-MONTH PERFORMANCE (WITHOUT SALES CHARGES)
CLASS I SHARES

Perion-ending                                                                Total Return %
-------------                                                                --------------
12/94                                                                             2.76
12/95                                                                            32.50
12/96                                                                            23.82
12/97                                                                            27.99
12/98                                                                            24.23
12/99                                                                            12.18
12/00                                                                            16.88
12/01                                                                             2.36
12/02                                                                           -19.81
10/03                                                                            27.96

CLASS A SHARES

Perion-ending                                                                Total Return %
-------------                                                                --------------
12/99                                                                             7.53
12/00                                                                            16.67
12/01                                                                             2.11
12/02                                                                           -20.04
10/03                                                                            27.74

PORTFOLIO STRATEGIES--MARKSTON INTERNATIONAL LLC

During the 10 months ended October 31, 2003, the portion of the Fund's portfolio managed by Markston International LLC significantly outperformed the S&P 500 Index. The primary reason for the strong 10-month performance was effective stock selection. Some of the stocks we selected were rooted in our deep interest in the intellectual capital represented by American companies involved in information technology and biotechnology.

CLASS B AND C SHARES

Period-end                                                                Total Return %
----------                                                                --------------
12/99                                                                          7.23
12/00                                                                         15.72
12/01                                                                          1.29
12/02                                                                        -20.63
10/03                                                                         26.97

Another positive area of stock selection for the first 10 months of 2003 was the generic-drug industry, where the Fund purchased shares of several companies after seeing insider buying. At one point, insider buying reached levels that suggested a positive group phenomenon. The portion of the Fund's portfolio that we managed owned positions in IVAX, Mylan Laboratories, Alpharma, American Pharmaceutical Partners, and Andrx. We have believed for some time that there is a cultural shift occurring in the United States that will result in lower-cost medicine. Several individual generic-drug manufacturers appreciated by more than 50% from the beginning of the year--or since the Fund's purchase date--through October 31, 2003.(5)

For the 10 months ended October 31, 2003, the best performers in the portion of the Fund's portfolio we manage were primarily stocks of large, rapidly growing companies. Each saw its share price advance by more than 100% over the reporting period.

Yahoo! is one of four leading Internet portals. We invested in Yahoo! after the stock had declined materially from its peak price of $250 per share. Our average cost at the start of 2003 was $13.10 per share. We had seen insider buying by officers, stock repurchase by the company, and substantial restructuring. In addition, the company had a sizeable tax-loss carryforward, which promised significant cash flows when the company returned to profitability. Yahoo!'s new management focused the company and made it profitable, and the stock subsequently appreciated.

Genentech is one of the leading biotechnology manufacturers in the world. We had seen company officers exercise stock options, and the company itself repurchased shares. There had also been some management changes months before we invested. When we bought Genentech, it had two major cancer


-------
5. Performance percentages reflect total returns of the securities mentioned for the 10 months ended October 31, 2003, or for the portion of the reporting period such securities were held in the Fund, if shorter. Due to purchases and sales, the performance of Fund holdings may differ from the performance of the securities themselves.

drugs on the market. It also had several drug candidates in the late stages of development, including entries for asthma, psoriasis, and colorectal cancer. Two of the new entries were subsequently approved by the Food and Drug Administration (FDA). Research results for the colorectal-cancer drug were surprisingly positive, and the FDA granted it fast-track approval. This strong product line drove Genentech's stock significantly higher over the 10-month period.

Another strong performer for the Fund was a 5.50% 2007 convertible-bond obligation of Akamai Technologies. The company had substantial cash and was restructuring, moving toward positive cash flow, and becoming a leader in Internet caching. The bonds more than doubled in price during the first 10 months of 2003.

During the reporting period, strong-performing stocks in the portion of the Fund we manage included RadioShack, Chiron, and Novell. RadioShack benefited from advances in cell-phone technology and competition among cell-phone providers. The company also benefited from strategies put into effect by its new chief financial officer. Chiron is an old-line biotechnology supplier that had seen insider buying around the time we had established a position for the Fund. Chiron's stock appreciated due to noticeable management changes and superior earnings results. Novell is a cash-rich software supplier with an extensive worldwide customer base that uses the company's aging but well-established Netware product. The decision of Novell management to move the company's development toward Linux positioned Novell to broaden its customer base for the first time in years.

We also made several other opportunistic purchases for the Fund during the reporting period. Among the positions we initiated or increased were Agilent Technologies, TriQuint Semiconductor, Vitesse Semiconductor, and Applied Micro Circuits. When we added these communications semiconductor suppliers to the portfolio, they were benefiting from firmer demand in their end-markets and lower inventories among manufacturing intermediaries.

Of course, a few holdings had weak performance. Eastman Chemical is a low-growth chemical conglomerate that uses natural gas as a feed stock. The company's common stock suffered as the price of natural gas appreciated. Enzon Pharmaceuticals collects royalties from Schering-Plough for the use of proprietary technology. When the Schering product that uses Enzon Pharmaceutical's technology encountered competition, however, earnings expectations for Enzon Pharmaceuticals were lowered. Raytheon has an excellent defense-industry position in electronics and missiles. Raytheon spent most of the period completing independent-power projects that its engineering subsidiary had underbid before the subsidiary was sold to Morrison Knudsen (now called The Washington Group). We continued to hold Eastman Chemical, Enzon Pharmaceuticals, and Raytheon in the portfolio.

LOOKING AHEAD

We believe we have entered a substantially more difficult period in the equity markets. At Markston, we have compiled a list of alpha generators--or characteristics of stocks whose volatility is issue specific rather than market related. We may seek some of these issues in upcoming purchases for the Fund. Our list of alpha generators includes insider buying by officers and directors, stock repurchase by the company, management change, the presence of tax-loss carryforwards, industry consolidation, and corporate restructuring that might include the sale or spin-off of a division.

At the end of the 10-months ended October 31, 2003, the portion of the Fund we manage had overweighted positions in health care, information technology, industrials, materials, energy, and utilities. This portion Fund had underweighted positions in telecommunication services, financials, consumer discretionary, and consumer staples.

We intend to keep the portion of the Fund's portfolio that we manage diversified and to select securities that we believe are likely to increase in value over time. We will continue to seek long-term appreciation of capital, and as a secondary objective, to earn income.

Roger Lob
Christopher Mullarkey
Michael J. Mullarkey
Portfolio Managers
Markston International, LLC

PORTFOLIO STRATEGIES--JENNISON ASSOCIATES LLC

The first quarter of 2003 was challenging at all capitalization levels for bottom-up stock pickers. Geopolitics drove the equity markets, and mid-cap stocks in particular lagged, as investors favored large-cap growth stocks. Since the 10-month market low in mid-March 2003, mid-cap stocks have been playing catch-up, narrowing the performance differential between the portion of the Fund we manage and the S&P 500 Index. The fundamentals of the mid-cap stocks in the Fund's portfolio continued to be attractive, and the equity market has subsequently rewarded them.

During the 10-months ended October 31, 2003, overall, positive performance in the portion of the Fund's portfolio that we manage came primarily from effective stock selection in the health care sector as well as from a significantly underweighted position in the consumer staples sector. We took profits during the reporting period in many of the Fund's top performers in the information technology sector, largely based on our valuation discipline as fundamentals continued to improve. Having built up the Fund's position in the information technology sector during the bear market of 2002, information technology constituted the largest sector exposure in our portion of the Fund's portfolio at the start of 2003. As of October 31, 2003, information technology was in the bottom half of our sector weightings.

Stock selection in the energy and materials sectors had a negative impact on performance, as did a significant underweighted position in the financials sector. We added to the portfolio's oil services stocks, however, because we like the secular aspects of the energy markets. We established a position in Rowan Companies, a driller of oil and gas wells, and increased a position in Weatherford International, an oil services company that provides essential products and services to the drilling industry.

Strong-performing individual stocks came from diverse industries over the reporting period. Pharmaceutical company Sepracor rose on reports that first-quarter 2003 earnings were significantly above expectations. The earnings improvements were largely based on rising sales and profit margins on the company's asthma drug Xopenex. Sepracor continued to be priced higher, as acceptance of its new sleep-disorder drug, Estorra, increased and the market assigned value to the rest of the company's drug pipeline. Still, we sold the Fund's position in Sepracor during the period, taking profits in the stock on strength.

Another winner for the Fund was EchoStar Communications, a leader in the broadcasting and cable TV industry. EchoStar performed well as positive sentiment followed the successful termination of its proposed acquisition of Hughes Electronics. The company incurred limited penalties and gained valuable insight into its main satellite competitor. EchoStar also announced a surprise repurchase of over 10% of its outstanding shares from Vivendi Universal. We sold the Fund's position in EchoStar during the reporting period and took profits in the stock on strength.

The Fund also benefited from holdings in Merrill Lynch and Everest Re Group, two financial services firms. Merrill Lynch stock rose with the strong equity market overall and on better-than-expected earnings. We continued to hold the Fund's position in Merrill Lynch.

Everest Re Group, a large property and casualty insurance and reinsurance provider, reported first-quarter 2003 earnings results significantly above consensus estimates. The company's management also increased full-year guidance for 2003, as revenue growth and underwriting metrics helped to improve profitability. We sold about half of the Fund's position in Everest Re Group on concerns about credibility when its management announced an equity issue one day after a conference call in which they specifically said they had no need for new capital. We subsequently sold the other half of the Fund's position in Everest Re Group, taking profits on the stock when we became worried about the suggestion that moderating pricing could appear in insurance companies' quarterly earnings announcements. For that same reason, we reduced the Fund's position in Ace, another property and casualty insurer, toward the end of June. These insurance stocks had produced strong returns for the Fund, and we felt it appropriate to take some profits.

Semiconductor company Agere Systems was another strong performer for the Fund, benefiting from an analyst upgrade, a large new contract for mobile-telephone chipsets, and a successful effort to cut costs. Together these factors helped bring the company closer to profitability during the first quarter of 2003. We subsequently reduced the Fund's position in Agere Systems, taking some profits in the stock on strength.

On the other hand, shares of health care equipment company Baxter International declined on the announcement of reduced sales and earnings targets. Prices for Baxter's plasma protein product fell, and health care centers' inventories of the company's recombinant Factor VIII, a protein-free therapy used in hemophilia treatment, were drawn down by larger-than-expected amounts. We sold the Fund's position in Baxter International as these fundamentals deteriorated.

Specialty chemicals company Cambrex was another poor performer for the Fund. Cambrex reported quarterly earnings that were less than analysts' expectations. This shortfall was due in part to the loss of a significant customer contract, which exemplified the trend toward less outsourcing throughout the pharmaceuticals industry. We reduced the Fund's holdings in Cambrex, but maintained a modest position based on the stock's compelling valuation.

Another disappointment for the Fund was Circuit City Stores. This computer and electronics retailer suffered from slow wage growth and rising energy costs in the economy-at-large that culminated in a generally weaker-than-hoped-for holiday retail season. The company also experienced weakness in its credit-card financing, and we sold the Fund's position in the stock because of the company's deteriorating fundamentals.

Network Associates, a maker of software that includes the McAfee anti-virus product, performed poorly during the reporting period, as the company met profit estimates but missed sales expectations due to the weak economy in the first quarter. We reduced the Fund's exposure to Network Associates based on the company's changing risk/reward profile.

The Fund's performance was also negatively impacted by its holding in publisher and printer Scholastic. Scholastic disappointed the market with a downward revision to earnings guidance for the second half of its 2003 fiscal year. Christmas sales for booksellers were weak, leaving high inventories that remained a problem after lackluster sales in January 2003. We significantly reduced the Fund's position in Scholastic, once the stock rebounded with the market.

LOOKING AHEAD

In our view, the unwinding of the bull market of the 1990s, which focused primarily on technology and large-capitalization stocks, has finally set the stage for a return to true stock picking. We believe that as expectations become muted, investors will shift their attention from relative to absolute returns and may prefer active management over passive investing. A stock picker's market is well suited to our opportunistic style and may be a key to performance going forward.

We continue to build the portion of the Fund's portfolio that we manage using a bottom-up approach, choosing one stock at a time. We seek to identify catalysts that may help a company effectively realize the full market value of its stock. Despite recent market gains, we continue to find stocks that meet our stringent risk/reward criteria. We have redeployed the proceeds from the sale of our successes into investment opportunities that we believe are attractive, including health care service companies and positions in the media industry. In our view, many of these stocks are driven by company-specific catalysts and have been generally overlooked in the recent market rally. Regardless of what the markets or the economy may bring, we will continue to seek long-term appreciation of capital.

Mark G. DeFranco
Brian M. Gillott
Portfolio Managers
Jennison Associates LLC

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

MainStay MAP Fund

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (88.5%)+

AEROSPACE & DEFENSE (5.1%)
Availl, Inc. (a)...............       6,550       $     99,887
Boeing Co. (The)...............      54,000          2,078,460
Goodrich Corp. ................      79,000          2,181,980
Honeywell International,
 Inc. .........................      86,000          2,632,460
Innovative Solutions & Support,
 Inc. (a)......................       8,800             93,280
Lockheed Martin Corp. .........      95,595          4,431,784
Northrop Grumman Corp. ........     171,239         15,308,767
Orbital Sciences Corp. (a).....     113,400          1,042,146
Raytheon Co. ..................     173,600          4,596,928
Teledyne Technologies, Inc.
 (a)...........................     108,550          1,789,990
United Industrial Corp. .......       3,950             67,545
                                                  ------------
                                                    34,323,227
                                                  ------------
AIR FREIGHT & LOGISTICS (0.0%) (b)
Danielson Holding Corp. (a)....      79,890            111,047
                                                  ------------
AIRLINES (0.5%)
AMR Corp. (a)..................     245,100          3,254,928
                                                  ------------

AUTO COMPONENTS (0.1%)
Goodyear Tire & Rubber Co.
 (The) (a).....................      95,650            656,159
                                                  ------------

BEVERAGES (0.2%)
PepsiCo, Inc. .................      25,041          1,197,461
                                                  ------------
BIOTECHNOLOGY (5.0%)
Amylin Pharmaceuticals, Inc.
 (a)...........................      82,687          2,259,836
Cell Therapeutics, Inc. (a)....      16,100            167,440
Chiron Corp. (a)...............      64,200          3,507,246
Enzon Pharmaceuticals, Inc.
 (a)...........................      50,925            568,323
Gen-Probe, Inc. (a)............      28,968            775,473
Genentech, Inc. (a)............     168,350         13,799,650
Genta, Inc. (a)................     177,117          1,895,152
MedImmune, Inc. (a)............     367,924          9,808,854
Regeneration Technologies, Inc.
 (a)...........................      19,700            236,400
XOMA Ltd. (a)..................      76,425            572,423
                                                  ------------
                                                    33,590,797
                                                  ------------
CAPITAL MARKETS (4.9%)
Ameritrade Holding Corp. (a)...      16,800            229,152
Bank of New York Co., Inc.
 (The).........................     185,900          5,798,221
A.G. Edwards, Inc. ............     107,273          4,344,557
Janus Capital Group, Inc. .....     213,800          3,023,132
Mellon Financial Corp. ........     104,000          3,106,480
Merrill Lynch & Co., Inc. .....      90,870          5,379,504
National Financial Partners
 Corp. (a).....................      77,600          2,102,960
Neuberger Berman, Inc. ........      14,950            648,082
Northern Trust Corp. ..........      29,955          1,391,410

                                   SHARES            VALUE
                                 -----------------------------
CAPITAL MARKETS (CONTINUED)
State Street Corp. ............      92,800       $  4,859,008
Waddell & Reed Financial, Inc.
 Class A.......................      90,300          2,002,854
                                                  ------------
                                                    32,885,360
                                                  ------------
CHEMICALS (3.4%)
Cambrex Corp. .................     104,156          2,462,248
Eastman Chemical Co. ..........      13,250            430,095
Great Lakes Chemical Corp. ....     212,803          4,575,265
IMC Global, Inc. ..............     258,500          1,806,915
Monsanto Co. ..................     393,207          9,849,835
Olin Corp. ....................     239,700          4,173,177
                                                  ------------
                                                    23,297,535
                                                  ------------
COMMERCIAL BANKS (2.9%)
Bank One Corp. ................     126,800          5,382,660
Popular, Inc. .................     193,370          8,701,650
Southwest Bancorp. of Texas,
 Inc. .........................      74,600          2,678,886
Wachovia Corp. ................      65,000          2,981,550
                                                  ------------
                                                    19,744,746
                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (1.5%)
Brink's Co. (The)..............      17,100            342,855
Cendant Corp. (a)..............      74,000          1,511,820
Coinstar, Inc. (a).............      24,070            352,626
DiamondCluster International,
 Inc. (a)......................       9,800             87,220
Hewitt Associates, Inc. Class A
 (a)...........................     105,000          2,698,500
Korn/Ferry International (a)...      24,600            215,004
Manpower, Inc. ................      97,200          4,510,080
MemberWorks, Inc. (a)..........       5,800            167,504
                                                  ------------
                                                     9,885,609
                                                  ------------
COMMUNICATIONS EQUIPMENT (2.4%)
3Com Corp. (a).................      28,700            206,640
ADC Telecommunications, Inc.
 (a)...........................     240,900            614,295
Adaptec, Inc. (a)..............       8,250             70,207
Avici Systems, Inc. (a)........      13,463             83,861
Brocade Communications Systems,
 Inc. (a)......................     193,961          1,270,445
CommScope, Inc. (a)............      41,059            636,004
Endwave Corp. (a)..............      32,288            256,367
Enterasys Networks, Inc. (a)...      24,950             97,305
Finisar Corp. (a)..............     435,389          1,349,706
Harris Corp. (a)...............     241,750          8,997,935
Nortel Networks Corp. (a)......       5,472             24,350
REMEC, Inc. (a)................       6,550             72,247
Riverstone Networks, Inc.
 (a)...........................      12,802             15,746
Stratex Networks, Inc. (a).....      32,096            102,707
Tellabs, Inc. (a)..............     296,100          2,229,633
                                                  ------------
                                                    16,027,448
                                                  ------------
COMPUTERS & PERIPHERALS (0.8%)
ActivCard Corp. (a)............      52,567            444,191
Advanced Digital Information
 Corp. (a).....................     156,600          2,544,750

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2003

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)

COMPUTERS & PERIPHERALS (CONTINUED)
Sigma Designs, Inc. (a)........      53,368       $    455,763
Sun Microsystems, Inc. (a).....     561,797          2,224,716
                                                  ------------
                                                     5,669,420
                                                  ------------
CONSTRUCTION & ENGINEERING (0.0%) (b)
McDermott International,
 Inc. .........................      26,600            196,840
                                                  ------------
CONSTRUCTION MATERIALS (0.4%)
Martin Marietta Materials,
 Inc. .........................         950             38,921
Vulcan Materials Co. ..........      53,389          2,365,667
                                                  ------------
                                                     2,404,588
                                                  ------------
CONSUMER FINANCE (0.1%)
iDine Rewards Network, Inc.
 (a)...........................       7,900             86,268
Providian Financial Corp.
 (a)...........................      82,000            911,020
                                                  ------------
                                                       997,288
                                                  ------------
CONTAINERS & PACKAGING (1.0%)
Smurfit-Stone Container Corp.
 (a)...........................      16,050            248,775
Temple-Inland, Inc. ...........     120,950          6,534,929
                                                  ------------
                                                     6,783,704
                                                  ------------
DIVERSIFIED FINANCIALS SERVICES (0.6%)
CIT Group, Inc. ...............      38,000          1,277,560
Instinet Group, Inc. (a).......     134,746            832,730
Principal Financial Group, Inc.
 (The).........................      58,400          1,830,840
                                                  ------------
                                                     3,941,130
                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.2%)
CenturyTel, Inc. ..............      44,700          1,598,025
Cincinnati Bell, Inc. (a)......     232,950          1,190,375
SBC Communications, Inc. ......     192,700          4,620,946
Sprint Corp. (FON Group).......      28,467            455,472
                                                  ------------
                                                     7,864,818
                                                  ------------
ELECTRIC UTILITIES (0.3%)
American Electric Power Co.,
 Inc. .........................      60,000          1,691,400
Black Hills Corp. .............      14,050            451,988
DTE Energy Co. ................       2,000             73,760
                                                  ------------
                                                     2,217,148
                                                  ------------
ELECTRICAL EQUIPMENT (0.0%) (b)
Acuity Brands, Inc. ...........       1,000             21,500
                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (3.6%)
Agilent Technologies, Inc.
 (a)...........................     334,500          8,335,740
Giga-tronics, Inc. (a).........      32,459             61,023
Sanmina-SCI Corp. (a)..........     321,400          3,390,770
Solectron Corp. (a)............     548,118          3,036,574
Symbol Technologies, Inc. .....     589,100          7,357,859
Vishay Intertechnology, Inc.
 (a)...........................     122,800          2,302,500
                                                  ------------
                                                    24,484,466
                                                  ------------

                                   SHARES            VALUE
                                 -----------------------------
ENERGY EQUIPMENT & SERVICES (4.5%)
FMC Technologies, Inc. (a).....     109,487       $  2,198,499
Halliburton Co. ...............     258,200          6,165,816
Nabors Industries Ltd. (a).....      34,500          1,304,100
Newpark Resources, Inc. (a)....     109,750            441,195
Rowan Cos., Inc. (a)...........     226,500          5,424,675
Schlumberger Ltd. .............     123,425          5,797,272
Transocean, Inc. (a)...........     214,100          4,108,579
Weatherford International Ltd.
 (a)...........................     153,849          5,346,253
                                                  ------------
                                                    30,786,389
                                                  ------------
FOOD & STAPLES RETAILING (1.9%)
CVS Corp. .....................      74,438          2,618,729
Costco Wholesale Corp. (a).....     130,350          4,610,480
Kroger Co. (The) (a)...........     195,564          3,420,414
Longs Drug Stores Corp. .......      19,000            425,600
Pathmark Stores, Inc. (a)......      76,050            520,942
Rite Aid Corp. (a).............     200,850          1,150,871
                                                  ------------
                                                    12,747,036
                                                  ------------
FOOD PRODUCTS (0.7%)
Archer-Daniels-Midland Co. ....     236,340          3,391,479
Bunge Ltd. ....................      26,000            704,600
Corn Products International,
 Inc. .........................      13,350            452,432
Sylvan, Inc. (a)...............       5,850             58,909
                                                  ------------
                                                     4,607,420
                                                  ------------
GAS UTILITIES (0.9%)
Kinder Morgan, Inc. ...........      59,150          3,167,482
Peoples Energy Corp. ..........      37,000          1,496,650
Sempra Energy..................      60,050          1,669,390
                                                  ------------
                                                     6,333,522
                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.2%)
Apogent Technologies, Inc.
 (a)...........................     151,165          3,318,072
ArthroCare Corp. (a)...........      22,810            509,803
Fisher Scientific
 International, Inc. (a).......     108,829          4,380,367
                                                  ------------
                                                     8,208,242
                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (4.6%)
Aetna, Inc. ...................     141,300          8,112,033
AmerisourceBergen Corp. .......      59,500          3,377,815
Andrx Group (a)................      34,700            690,530
Cerner Corp. (a)...............     173,820          7,364,753
Humana, Inc. (a)...............      36,600            742,614
IMS Health, Inc. (a)...........      11,215            263,889
Medco Health Solutions, Inc.
 (a)...........................     144,700          4,804,040
Per-Se Technologies, Inc.
 (a)...........................      40,800            554,880
Quest Diagnostics, Inc. .......      30,800          2,083,620
Tenet Healthcare Corp. (a).....      39,000            538,200
WebMD Corp. (a)................     339,054          2,641,231
                                                  ------------
                                                    31,173,605
                                                  ------------
HOTELS, RESTAURANTS & LEISURE (1.2%)
Hilton Hotels Corp. ...........      97,000          1,536,480
Wendy's International, Inc. ...     186,600          6,913,530
                                                  ------------
                                                     8,450,010
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay MAP Fund


                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)

HOUSEHOLD DURABLES (0.4%)
Maytag Corp. ..................      82,400       $  2,092,960
Newell Rubbermaid, Inc. .......       9,500            216,600
SunLink Health Systems, Inc.
 (a)...........................      33,700             92,338
                                                  ------------
                                                     2,401,898
                                                  ------------
HOUSEHOLD PRODUCTS (0.9%)
Energizer Holdings, Inc. (a)...      27,490          1,011,632
Kimberly-Clark Corp. ..........      99,200          5,238,752
                                                  ------------
                                                     6,250,384
                                                  ------------
INDUSTRIAL CONGLOMERATES (2.7%)
3M Co. ........................      16,390          1,292,679
Tyco International Ltd. .......     794,058         16,579,931
Walter Industries, Inc. .......      53,150            631,422
                                                  ------------
                                                    18,504,032
                                                  ------------
INSURANCE (3.6%)
ACE, Ltd. .....................     139,600          5,025,600
CNA Financial Corp. (a)........      24,000            517,920
Hartford Financial Services
 Group, Inc. (The).............     106,455          5,844,380
MetLife, Inc. .................     228,850          7,185,890
Ohio Casualty Corp. (a)........      13,100            200,430
XL Capital Ltd. Class A........      81,142          5,639,369
                                                  ------------
                                                    24,413,589
                                                  ------------
INTERNET & CATALOG RETAIL (0.1%)
Stamps.com, Inc. (a)...........      97,048            578,406
                                                  ------------

INTERNET SOFTWARE & SERVICES (3.3%)
Blue Coat Systems, Inc. (a)....       1,440             24,206
DoubleClick, Inc. (a)..........     134,800          1,122,884
Marimba, Inc. (a)..............       6,500             31,258
S1 Corp. (a)...................     290,800          2,349,664
ValueClick, Inc. (a)...........      49,077            395,561
Vignette Corp. (a).............     242,100            607,671
Yahoo!, Inc. (a)...............     407,877         17,824,225
                                                  ------------
                                                    22,355,469
                                                  ------------
IT SERVICES (1.8%)
BearingPoint, Inc. (a).........     186,195          1,750,233
Ceridian Corp. (a).............     279,457          5,868,597
CheckFree Corp. (a)............       9,300            256,029
Computer Sciences Corp. (a)....       7,100            281,302
Concord EFS, Inc. (a)..........       6,100             65,209
eFunds Corp. (a)...............     135,744          2,173,262
Electronic Data Systems
 Corp. ........................      38,000            815,100
Gartner Group, Inc. Class B
 (a)...........................       2,939             35,826
Liberate Technologies, Inc.
 (a)...........................     112,900            384,989
Titan Corp. (The) (a)..........      21,200            447,744
                                                  ------------
                                                    12,078,291
                                                  ------------

                                   SHARES            VALUE
                                 -----------------------------
LEISURE EQUIPMENT & PRODUCTS (0.3%)
Hasbro, Inc. ..................       6,200       $    135,160
Mattel, Inc. ..................     110,200          2,133,472
                                                  ------------
                                                     2,268,632
                                                  ------------
MACHINERY (0.2%)
Navistar International Corp.
 (a)...........................      39,700          1,605,071
                                                  ------------

MEDIA (3.8%)
Cablevision Systems New York
 Group Class A (a).............     103,700          2,094,740
General Motors Corp. Class H
 (a)...........................     558,700          9,179,441
Interpublic Group of Cos., Inc.
 (The) (a).....................     106,200          1,580,256
Meredith Corp. ................       2,300            111,596
New York Times Co. Class A
 (The).........................      59,110          2,809,498
Pearson PLC ADR (c)............     148,032          1,554,336
PRIMEDIA, Inc. (a).............      53,678            144,394
Radio One, Inc. Class D (a)....     253,600          4,032,240
Viacom, Inc. Class B...........      97,100          3,871,377
                                                  ------------
                                                    25,377,878
                                                  ------------
METALS & MINING (1.8%)
Arch Coal, Inc. ...............     224,821          5,508,115
CONSOL Energy, Inc. ...........     120,700          2,619,190
Massey Energy Co. .............      20,450            284,255
Harmony Gold Mining Co., Ltd.
 ADR (c).......................     239,400          3,619,728
                                                  ------------
                                                    12,031,288
                                                  ------------
MULTILINE RETAIL (1.3%)
Big Lots, Inc. (a).............     216,300          3,246,663
May Department Stores Co.
 (The).........................      39,650          1,108,614
Nordstrom, Inc. ...............     136,800          4,171,032
                                                  ------------
                                                     8,526,309
                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.3%)
AES Corp. (The) (a)............      55,500            485,625
El Paso Corp. .................      21,650            158,911
Westar Energy, Inc. ...........      79,500          1,588,410
                                                  ------------
                                                     2,232,946
                                                  ------------
OIL & GAS (3.8%)
Amerada Hess Corp. ............      21,500          1,109,830
Anadarko Petroleum Corp. ......     110,000          4,798,200
Chesapeake Energy Corp. .......      31,300            373,409
ConocoPhillips.................      27,539          1,573,854
Devon Energy Corp. ............      60,871          2,952,243
Kerr-McGee Corp. ..............      21,200            879,800
Marathon Oil Corp. ............      42,000          1,241,940
Murphy Oil Corp. ..............       9,200            542,616
Noble Energy, Inc. ............      41,400          1,644,408
Spinnaker Exploration Co.
 (a)...........................     170,400          4,360,536
Unocal Corp. ..................      75,000          2,376,000
Total S.A. ADR (c).............      51,200          3,997,184
                                                  ------------
                                                    25,850,020
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)

PAPER & FOREST PRODUCTS (2.4%)
Boise Cascade Corp. ...........     261,504       $  7,335,187
Louisiana-Pacific Corp. (a)....      80,400          1,529,208
MeadWestvaco Corp. ............     190,549          4,939,030
Weyerhaeuser Co. ..............      38,600          2,324,878
                                                  ------------
                                                    16,128,303
                                                  ------------
PHARMACEUTICALS (4.6%)
Abbott Laboratories............      95,700          4,078,734
Alpharma, Inc. Class A.........     152,200          2,770,040
American Pharmaceutical
 Partners, Inc. (a)............       8,275            201,496
Bristol-Myers Squibb Co. ......     112,400          2,851,588
IVAX Corp. (a).................     416,100          8,014,086
King Pharmaceuticals, Inc.
 (a)...........................       3,000             40,200
Mylan Laboratories, Inc. ......     105,000          2,535,750
Pfizer, Inc. ..................     231,178          7,305,225
Wyeth..........................      70,100          3,094,214
                                                  ------------
                                                    30,891,333
                                                  ------------
REAL ESTATE (0.8%)
Boykin Lodging Co. ............      66,900            553,932
Crescent Real Estate Equity
 Co. ..........................       4,200             64,470
Health Care Property Investors,
 Inc. .........................      21,073            982,634
St. Joe Co. (The)..............      59,000          1,949,360
United Dominion Realty Trust,
 Inc. .........................      92,570          1,615,346
                                                  ------------
                                                     5,165,742
                                                  ------------
ROAD & RAIL (1.1%)
Celadon Group, Inc. (a)........      75,426            912,655
CSX Corp. .....................     142,500          4,534,350
Norfolk Southern Corp. ........      42,950            865,442
Overnite Corp. (a).............      36,600            811,056
                                                  ------------
                                                     7,123,503
                                                  ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.4%)
Applied Micro Circuits Corp.
 (a)...........................     317,050          1,845,231
ASML Holding N.V. ADR (a)(c)...     107,200          1,881,360
Cypress Semiconductor Corp.
 (a)...........................      57,400          1,231,804
LSI Logic Corp. (a)............      90,200            833,448
Three-Five Systems, Inc. (a)...      60,400            280,256
TriQuint Semiconductor, Inc.
 (a)...........................     103,790            744,174
Vitesse Semiconductor Corp.
 (a)...........................     370,406          2,607,658
                                                  ------------
                                                     9,423,931
                                                  ------------
SOFTWARE (2.3%)
Ascential Software Corp. (a)...      35,033            777,382
BARRA, Inc. (a)................       4,500            171,000
Compuware Corp. (a)............     234,450          1,317,609
Intervoice, Inc. (a)...........      50,600            526,746
Mentor Graphics Corp. (a)......     166,900          2,795,575
Microsoft Corp. ...............     181,900          4,756,685
MSC.Software Corp. (a).........      62,300            641,690
Network Associates, Inc. (a)...      77,550          1,080,272
NetIQ Corp. (a)................      78,640            954,690
Novell, Inc. (a)...............     181,757          1,066,914

                                   SHARES            VALUE
                                 -----------------------------
SOFTWARE (CONTINUED)
Sybase, Inc. (a)...............      87,649       $  1,568,917
WatchGuard Technologies, Inc.
 (a)...........................       3,250             18,687
                                                  ------------
                                                    15,676,167
                                                  ------------
SPECIALTY RETAIL (1.6%)
Burlington Coat Factory
 Warehouse Corp. ..............      15,674            336,207
Charming Shoppes, Inc. (a).....      13,750             90,062
Limited Brands.................     124,600          2,192,960
Linens 'n Things, Inc. (a).....      61,000          1,800,720
RadioShack Corp. ..............     139,750          4,191,103
Toys "R" Us, Inc. (a)..........     167,585          2,178,605
                                                  ------------
                                                    10,789,657
                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (0.9%)
Polo Ralph Lauren Corp. .......     195,610          5,946,544
                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
AT&T Wireless Services, Inc.
 (a)...........................      36,854            267,192
Sprint Corp. (PCS Group) (a)...     128,083            557,161
                                                  ------------
                                                       824,353
                                                  ------------
Total Common Stocks
 (Cost $503,829,234)...........                    598,305,189
                                                  ------------
PREFERRED STOCK (0.6%)

MEDIA (0.6%)
News Corp. Ltd. (The) ADR
 (c)...........................     137,252          4,048,934
                                                  ------------
Total Preferred Stock
 (Cost $3,483,938).............                      4,048,934
                                                  ------------
                                 PRINCIPAL
                                   AMOUNT
                                 -----------
LONG-TERM BONDS (1.2%)
CONVERTIBLE BONDS (0.7%)

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Solectron Corp.
 (zero coupon), due 11/20/20...  $  625,000            359,375
                                                  ------------

INDUSTRIAL CONGLOMERATES (0.0%) (b)
Tyco International Ltd.
 (zero coupon), due 11/17/20...     125,000             96,406
                                                  ------------

INTERNET SOFTWARE & SERVICES (0.6%)
Akamai Technologies, Inc.
 5.50%, due 7/1/07.............   4,650,000          4,301,250
                                                  ------------
Total Convertible Bonds
 (Cost $2,938,632).............                      4,757,031
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay MAP Fund


                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
CORPORATE BONDS (0.5%)

FOOD & STAPLES RETAILING (0.4%)
Rite Aid Corp.
 7.625%, due 4/15/05...........  $3,000,000       $  3,037,500
                                                  ------------

MARINE (0.1%)
American Commercial Lines LLC
 11.25%, due 1/1/08 (d)(e).....   5,511,870            716,543
                                                  ------------
Total Corporate Bonds
 (Cost $5,530,365).............                      3,754,043
                                                  ------------
Total Long-Term Bonds
 (Cost $8,468,997).............                      8,511,074
                                                  ------------
SHORT-TERM INVESTMENTS (9.9%)

COMMERCIAL PAPER (4.2%)
American Express Credit Corp.
 0.90%, due 11/3/03............  14,352,000         14,352,000
General Electric Capital Corp.
 0.90%, due 11/3/03............  14,000,000         14,000,000
                                                  ------------
Total Commercial Paper
 (Cost $28,352,000)............                     28,352,000
                                                  ------------

                                                     VALUE
                                   AMOUNT            VALUE
                                 -----------------------------
TIME DEPOSIT (5.7%)
Bank of New York Cayman
 0.5625%, due 11/3/03..........  $38,337,000      $ 38,337,000
                                                  ------------
Total Time Deposit
 (Cost $38,337,000)............                     38,337,000
                                                  ------------
Total Short-Term Investments
 (Cost $66,689,000)............                     66,689,000
                                                  ------------
Total Investments
 (Cost $582,471,169) (f).......       100.2%       677,554,197(g)
Liabilities in Excess of
 Cash and Other Assets.........        (0.2)        (1,402,872)
                                 -----------      ------------
Net Assets.....................       100.0%      $676,151,325
                                 ===========      ============

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  ADR--American Depositary Receipt.
(d)  Issuer in bankruptcy.
(e)  Issue in default.
(f)  The cost for federal income tax purposes is $585,510,507.
(g)  At October 31, 2003, net unrealized appreciation was
     $92,043,690, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $115,331,331 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $23,287,641.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2003

ASSETS:
Investment in securities, at value (identified cost
  $582,471,169).............................................       $677,554,197
Cash........................................................             11,182
Receivables:
  Investment securities sold................................          3,132,753
  Fund shares sold..........................................          2,490,063
  Dividends and interest....................................            457,681
Other assets................................................             20,812
                                                                   ------------
        Total assets........................................        683,666,688
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          5,550,454
  Fund shares redeemed......................................            772,884
  Transfer agent............................................            363,805
  Manager...................................................            354,176
  NYLIFE Distributors.......................................            297,519
  Custodian.................................................              9,878
  Trustees..................................................              7,408
Accrued expenses............................................            159,239
                                                                   ------------
        Total liabilities...................................          7,515,363
                                                                   ------------
Net assets..................................................       $676,151,325
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     63,106
  Class B...................................................             81,058
  Class C...................................................             34,856
  Class I...................................................             65,009
Additional paid-in capital..................................        626,193,437
Undistributed net investment income.........................             12,233
Accumulated net realized loss on investments................        (45,381,402)
Net unrealized appreciation on investments..................         95,083,028
                                                                   ------------
Net assets..................................................       $676,151,325
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $176,932,484
                                                                   ============
Shares of beneficial interest outstanding...................          6,310,610
                                                                   ============
Net asset value per share outstanding.......................       $      28.04
Maximum sales charge (5.50% of offering price)..............               1.63
                                                                   ------------
Maximum offering price per share outstanding................       $      29.67
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $220,932,152
                                                                   ============
Shares of beneficial interest outstanding...................          8,105,756
                                                                   ============
Net asset value and offering price per share outstanding....       $      27.26
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 95,004,196
                                                                   ============
Shares of beneficial interest outstanding...................          3,485,644
                                                                   ============
Net asset value and offering price per share outstanding....       $      27.26
                                                                   ============
CLASS I
Net assets applicable to outstanding shares.................       $183,282,493
                                                                   ============
Shares of beneficial interest outstanding...................          6,500,939
                                                                   ============
Net asset value and offering price per share outstanding....       $      28.19
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the period January 1, 2003 through October 31, 2003* and the year ended December 31, 2002

                                                                  2003*           2002
                                                              -------------   -------------
INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  4,239,812    $   4,595,705
  Interest..................................................     1,081,961        4,551,346
                                                              ------------    -------------
    Total income............................................     5,321,773        9,147,051
                                                              ------------    -------------
Expenses:
  Manager...................................................     3,376,275        3,499,789
  Transfer agent............................................     1,571,546        1,532,568
  Distribution--Class B.....................................     1,104,871        1,181,623
  Distribution--Class C.....................................       477,779          531,999
  Service--Class A..........................................       294,196          325,589
  Service--Class B..........................................       368,290          393,874
  Service--Class C..........................................       159,260          177,333
  Shareholder communication.................................       142,008          196,807
  Professional..............................................        84,775           82,781
  Recordkeeping.............................................        67,228           73,332
  Registration..............................................        60,130           60,191
  Custodian.................................................        45,556           50,684
  Trustees..................................................        24,184           25,584
  Miscellaneous.............................................        30,777           38,942
                                                              ------------    -------------
    Total expenses before reimbursement.....................     7,806,875        8,171,096
Expense reimbursement by Manager............................      (450,609)        (507,575)
                                                              ------------    -------------
    Net expenses............................................     7,356,266        7,663,521
                                                              ------------    -------------
Net investment income (loss)................................    (2,034,493)       1,483,530
                                                              ------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments.....................     9,601,817      (55,362,524)
Net change in unrealized appreciation (depreciation) on
  investments...............................................   124,644,560      (58,286,807)
                                                              ------------    -------------
Net realized and unrealized gain (loss) on investments......   134,246,377     (113,649,331)
                                                              ------------    -------------
Net increase (decrease) in net assets resulting from
  operations................................................  $132,211,884    $(112,165,801)
                                                              ============    =============

-------

 * The Fund changed its fiscal year end from December 31 to October 31.
(a) Dividends recorded net of foreign withholding taxes of $42,446 and $12,776 for 2003 and 2002, respectively.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets for the period January 1, 2003 through October 31, 2003* and the years ended December 31, 2002 and
December 31, 2001

                                                                 2003*           2002            2001
                                                              ------------   -------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income (loss)..............................  $ (2,034,493)  $   1,483,530   $    304,773
  Net realized gain (loss) on investments...................     9,601,817     (55,362,524)     1,454,876
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   124,644,560     (58,286,807)     4,221,642
                                                              ------------   -------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................   132,211,884    (112,165,801)     5,981,291
                                                              ------------   -------------   ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................            --        (591,975)       (91,819)
    Class B.................................................            --              --             --
    Class C.................................................            --              --             --
    Class I.................................................            --        (815,618)      (230,011)
  From net realized gain on investments:
    Class A.................................................            --        (358,110)      (484,596)
    Class B.................................................            --        (455,285)      (655,854)
    Class C.................................................            --        (207,585)      (245,181)
    Class I.................................................            --        (330,392)      (475,539)
                                                              ------------   -------------   ------------
      Total dividends and distributions to shareholders.....            --      (2,758,965)    (2,183,000)
                                                              ------------   -------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    61,829,430     100,821,231     93,868,013
    Class B.................................................    46,690,947      90,029,523    105,112,834
    Class C.................................................    19,304,395      53,506,262     46,417,919
    Class I.................................................    61,267,902      58,574,236     33,792,356
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................            --         801,111        471,489
    Class B.................................................            --         403,046        589,482
    Class C.................................................            --         154,233        196,234
    Class I.................................................            --       1,102,772        659,849
                                                              ------------   -------------   ------------
                                                               189,092,674     305,392,414    281,108,176
  Cost of shares redeemed:
    Class A.................................................   (43,414,587)    (49,191,426)   (14,065,090)
    Class B.................................................   (21,993,148)    (32,596,210)   (11,697,847)
    Class C.................................................   (11,575,079)    (17,554,911)    (2,584,972)
    Class I.................................................   (29,475,751)    (16,064,833)    (8,419,104)
                                                              ------------   -------------   ------------
      Increase in net assets derived from capital share
        transactions........................................    82,634,109     189,985,034    244,341,163
                                                              ------------   -------------   ------------
      Net increase in net assets............................   214,845,993      75,060,268    248,139,454
NET ASSETS:
Beginning of period.........................................   461,305,332     386,245,064    138,105,610
                                                              ------------   -------------   ------------
End of period...............................................  $676,151,325   $ 461,305,332   $386,245,064
                                                              ============   =============   ============
Undistributed (distribution in excess of) net investment
  income at end of period...................................  $     12,233   $    (189,998)  $         --
                                                              ============   =============   ============

-------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                         Class A                               Class B
                                ----------------------------------------------------------   -----------
                                January 31,                                                  January 31,
                                   2003                Year ended               June 9**        2003
                                  through             December 31,              through        through
                                October 31,   -----------------------------   December 31,   October 31,
                                   2003*        2002       2001      2000         1999          2003*
                                -----------   --------   --------   -------   ------------   -----------
Net asset value at beginning
 of period....................   $  21.95     $  27.66   $  27.25   $ 26.22      $25.38       $  21.47
                                 --------     --------   --------   -------      ------       --------
Net investment income
 (loss).......................      (0.04)        0.15       0.03      0.02        0.05          (0.16)
Net realized and unrealized
 gain (loss) on investments...       6.13        (5.69)      0.55      4.17        1.81           5.95
                                 --------     --------   --------   -------      ------       --------
Total from investment
 operations...................       6.09        (5.54)      0.58      4.19        1.86           5.79
                                 --------     --------   --------   -------      ------       --------
Less dividends and
 distributions:
 From net investment income...         --        (0.11)     (0.03)       --       (0.08)            --
 From net realized gain on
   investments................         --        (0.06)     (0.14)    (3.16)      (0.94)            --
                                 --------     --------   --------   -------      ------       --------
Total dividends and
 distributions................         --        (0.17)     (0.17)    (3.16)      (1.02)            --
                                 --------     --------   --------   -------      ------       --------
Net asset value at end of
 period.......................   $  28.04     $  21.95   $  27.66   $ 27.25      $26.22       $  27.26
                                 ========     ========   ========   =======      ======       ========
Total investment return (b)...      27.74%      (20.04%)     2.11%    16.67%       7.53%         26.97%
Ratios (to average net
 assets)/
 Supplemental Data:
   Net investment income
    (loss)....................      (0.17%)+      0.63%      0.37%     0.12%       0.46%+        (0.92%)+
   Net expenses...............       1.35%+       1.33%      1.25%     1.25%       1.25%+         2.10%+
   Expenses (before
    reimbursement)............       1.45%+       1.44%      1.43%     1.44%       1.41%+         2.20%+
Portfolio turnover rate.......         61%          77%        19%       40%         32%            61%
Net assets at end of period
 (in 000's)...................   $176,932     $123,461   $103,402   $$22,048     $8,651       $220,932

                                                  Class B
                                --------------------------------------------

                                         Year ended               June 9**
                                        December 31,              through
                                -----------------------------   December 31,
                                  2002       2001      2000         1999
                                --------   --------   -------   ------------
Net asset value at beginning
 of period....................  $  27.13   $  26.92   $ 26.15     $ 25.38
                                --------   --------   -------     -------
Net investment income
 (loss).......................     (0.03)     (0.06)    (0.11)       0.02
Net realized and unrealized
 gain (loss) on investments...     (5.57)      0.41      4.04        1.76
                                --------   --------   -------     -------
Total from investment
 operations...................     (5.60)      0.35      3.93        1.78
                                --------   --------   -------     -------
Less dividends and
 distributions:
 From net investment income...        --         --        --       (0.07)
 From net realized gain on
   investments................     (0.06)     (0.14)    (3.16)      (0.94)
                                --------   --------   -------     -------
Total dividends and
 distributions................     (0.06)     (0.14)    (3.16)      (1.01)
                                --------   --------   -------     -------
Net asset value at end of
 period.......................  $  21.47   $  27.13   $ 26.92     $ 26.15
                                ========   ========   =======     =======
Total investment return (b)...    (20.63%)     1.29%    15.72%       7.23%
Ratios (to average net
 assets)/
 Supplemental Data:
   Net investment income
    (loss)....................     (0.12%)    (0.38%)   (0.63%)     (0.29%)+
   Net expenses...............      2.08%      2.00%     2.00%       2.00%+
   Expenses (before
    reimbursement)............      2.19%      2.18%     2.19%       2.16%+
Portfolio turnover rate.......        77%        19%       40%         32%
Net assets at end of period
 (in 000's)...................  $153,581   $134,883   $40,078     $11,511

-------

 *    The Fund changed its fiscal year end from December 31 to
      October 31.
 **   Class A, B and C shares first offered on June 9, 1999.
***   The financial information for the year ended December 31,
      1998 and prior relates to the MAP-Equity Fund shares, which were reorganized into Class I shares as of the close of
      business on June 8, 1999. Financial information for the year ended December 31, 1999 represents the combined results of operations of the MAP-Equity Fund and MainStay MAP Fund
      (formerly MainStay MAP Equity Fund).
 +    Annualized.
(a)   Less than one cent per share.
(b)   Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                            Class C                                                      Class I***
    --------------------------------------------------------   --------------------------------------------------------------
    January 31,                                                January 31,
       2003               Year ended              June 9**        2003                          Year ended
      through            December 31,             through        through                       December 31,
    October 31,   ---------------------------   December 31,   October 31,   ------------------------------------------------
       2003*       2002      2001      2000         1999          2003*        2002      2001      2000      1999      1998
    -----------   -------   -------   -------   ------------   -----------   --------   -------   -------   -------   -------
      $ 21.47     $ 27.13   $ 26.92   $ 26.15     $ 25.38       $  22.03     $  27.75   $ 27.31   $ 26.25   $ 24.58   $ 22.73
      -------     -------   -------   -------     -------       --------     --------   -------   -------   -------   -------
        (0.16)      (0.03)    (0.06)    (0.11)       0.02           0.00(a)      0.19      0.07      0.12      0.11      0.33
         5.95       (5.57)     0.41      4.04        1.76           6.16        (5.69)     0.58      4.13      2.81      4.81
      -------     -------   -------   -------     -------       --------     --------   -------   -------   -------   -------
         5.79       (5.60)     0.35      3.93        1.78           6.16        (5.50)     0.65      4.25      2.92      5.14
      -------     -------   -------   -------     -------       --------     --------   -------   -------   -------   -------
           --          --        --        --       (0.07)            --        (0.16)    (0.07)    (0.03)    (0.11)    (0.33)
           --       (0.06)    (0.14)    (3.16)      (0.94)            --        (0.06)    (0.14)    (3.16)    (1.14)    (2.96)
      -------     -------   -------   -------     -------       --------     --------   -------   -------   -------   -------
           --       (0.06)    (0.14)    (3.16)      (1.01)            --        (0.22)    (0.21)    (3.19)    (1.25)    (3.29)
      -------     -------   -------   -------     -------       --------     --------   -------   -------   -------   -------
      $ 27.26     $ 21.47   $ 27.13   $ 26.92     $ 26.15       $  28.19     $  22.03   $ 27.75   $ 27.31   $ 26.25   $ 24.58
      =======     =======   =======   =======     =======       ========     ========   =======   =======   =======   =======
        26.97%     (20.63%)    1.29%    15.72%       7.23%         27.96%      (19.81%)    2.36%    16.88%    12.18%    24.23%

        (0.92%)+    (0.12%)   (0.38%)   (0.63%)     (0.29%)+        0.08%+       0.88%     0.62%     0.37%     0.39%     1.10%
         2.10%+      2.08%     2.00%     2.00%       2.00%+         1.10%+       1.08%     1.00%     1.00%     0.88%     0.70%
         2.20%+      2.19%     2.18%     2.19%       2.16%+         1.20%+       1.19%     1.18%     1.19%     0.96%     0.77%
           61%         77%       19%       40%         32%            61%          77%       19%       40%       32%       41%
      $95,004     $69,077   $51,234   $ 6,546     $ 2,478       $183,283     $115,186   $96,726   $69,434   $63,460   $60,414

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay MAP Fund


NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay MAP Fund (formerly MainStay MAP Equity Fund, the "Fund"), a diversified fund.

MainStay MAP Fund commenced operations in 1971 as the Mutual Benefit Fund. It was renamed MAP-Equity Fund on May 1, 1995. Pursuant to an Agreement and Plan of Reorganization approved by MAP-Equity shareholders on June 3, 1999, the MAP-Equity Fund was reorganized as the MainStay MAP Equity Fund. As of June 10, 2002 the MainStay MAP Equity Fund was renamed the MainStay MAP Fund. The financial statements of the MainStay MAP Fund reflect the historical financial results of the MAP-Equity Fund prior to the reorganization.

The Fund currently offers four classes of shares, Class A shares, Class B shares, Class C shares and Class I shares. Distribution of Class A shares, Class B shares, and Class C shares commenced on June 9, 1999. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares are not subject to sales charge. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee and may be sold to institutional investors and other individuals, as detailed in the prospectus.

The Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and

Notes to Financial Statements


asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if those prices are deemed by the Fund's Manager to be representative of market values at the regular close of business of the Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current period reclassification between accumulated net investment loss and additional paid-in capital on investments arising from permanent differences; net assets at October 31, 2003, are not affected.

 ACCUMULATED
NET INVESTMENT     ADDITIONAL
     LOSS        PAID-IN CAPITAL
--------------   ---------------
  $2,236,724        $(2,236,724)

The reclassification for the Fund is primarily due to net operating losses.

MainStay MAP Fund


(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first call date. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Markston International LLC and Jennison Associates LLC (the "Subadvisors") will manage its allocated portion of the Fund's assets subject to the oversight of NYLIM. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the average daily net assets of the Fund. The Manager


26
-
had contractually agreed to limit total annual fund operating expenses to 1.00%, 1.25%, 2.00% and 2.00% for Class I, Class A, Class B and Class C shares, respectively, through May 30, 2001, after which time the Manager voluntarily agreed to continue the limitation through March 11, 2002. Effective March 12, 2002, the Manager voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.10%, 1.35%, 2.10% and 2.10% of the average daily net assets of the Class I, Class A, Class B and Class C shares, respectively. For the ten months ended October 31, 2003, the Manager earned from the Fund $3,376,275 and reimbursed the Fund $450,609. For the year ended December 31, 2002, the Manager earned from the Fund $3,499,789 and reimbursed the Fund $507,575.

Pursuant to the terms of Sub-Advisory Agreements between the Manager and the Subadvisors, the Manager pays the Subadvisors a monthly fee at an annual rate of the Fund's average daily net assets of 0.45% on assets up to $250 million, 0.40% on assets from $250 million to $500 million and 0.35% on assets in excess of $500 million.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B and Class C shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A Fund shares was $39,780 for the ten months ended October 31, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $220, $299,227 and $12,037, respectively, for the ten months ended October 31, 2003.

MainStay MAP Fund


(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the ten months ended October 31, 2003 and year ended December 31, 2002 amounted to $1,571,546 and $1,532,568, respectively.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the MAP Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $11,900 for the ten months ended October 31, 2003 and $9,635 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $67,228 for the ten months ended October 31, 2003 and $73,332 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2003, the components of accumulated gain on a tax basis were as follows:

UNDISTRIBUTED NET    ACCUMULATED CAPITAL    UNREALIZED    TOTAL ACCUMULATED
INVESTMENT INCOME     AND OTHER LOSSES     APPRECIATION         GAIN
------------------   -------------------   ------------   -----------------
     $12,233            $(42,342,064)      $92,043,690       $49,713,859

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals and real estate investment trust distributions.

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $42,342,064 were available, as shown in the table below, to the extent provided by regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                           CAPITAL LOSS                        AMOUNT
                        AVAILABLE THROUGH                     (000'S)
                        -----------------                     --------
     2010...................................................  $ 7,302
     2011...................................................   35,040
                                                              -------
                                                              $42,342
                                                              =======

The tax character of distributions paid during the years December 31, 2002 and December 31, 2001, shown in the Statement of Changes in Net Assets, was as follows:

                                             2002                     2001
                                          -----------              -----------
Distributions paid from:
    Ordinary income                       $2,233,683               $  340,737
    Long-term capital gains                  525,282                1,842,263
                                          ----------               ----------
                                          $2,758,965               $2,183,000
                                          ==========               ==========

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the ten months ended October 31, 2003, purchases and sales of securities, other than short-term securities, were $346,030 and $295,940, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the ten months ended October 31, 2003.

MainStay MAP Fund


NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                                              YEAR ENDED
                                                                                             DECEMBER 31,
                                         JANUARY 1 THROUGH             ---------------------------------------------------------
                                         OCTOBER 31, 2003*                             2002                          2001
                               -------------------------------------   -------------------------------------   -----------------
                               CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B
                               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Shares sold..................   2,489     1,920      778      2,448     3,907     3,567     2,098     2,358     3,438     3,917
Shares issued in reinvestment
  of dividends and
  distributions..............      --        --       --         --        36        19         7        49        17        22
                               ------     -----     ----     ------    ------    ------     -----     -----     -----     -----
                                2,489     1,920      778      2,448     3,943     3,586     2,105     2,407     3,455     3,939
Shares redeemed..............  (1,802)     (966)    (509)    (1,176)   (2,058)   (1,405)     (776)     (664)     (525)     (456)
                               ------     -----     ----     ------    ------    ------     -----     -----     -----     -----
Net increase.................     687       954      269      1,272     1,885     2,181     1,329     1,743     2,930     3,483
                               ======     =====     ====     ======    ======    ======     =====     =====     =====     =====

                                  YEAR ENDED
                                 DECEMBER 31,
                               -----------------
                                     2001
                               -----------------
                               CLASS C   CLASS I
                               -------   -------
Shares sold..................   1,738     1,233
Shares issued in reinvestment
  of dividends and
  distributions..............       7        24
                                -----     -----
                                1,745     1,257
Shares redeemed..............    (100)     (313)
                                -----     -----
Net increase.................   1,645       944
                                =====     =====

-------
* The Fund changed its fiscal year end from December 31 to October 31.

NOTE 8--OTHER MATTERS:

New York Life Investment Management LLC (NYLIM) and mutual funds that NYLIM advises, including The MainStay Funds, have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading and other matters. We are cooperating fully in responding to these requests. We have no reason to believe that NYLIM or any of the mutual funds NYLIM advises has been targeted as the subject of any governmental or regulatory enforcement action.

Report of Independent Auditors

To the Trustees of The MainStay Funds and Shareholders of
MainStay MAP Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay MAP Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the ten months ended October 31, 2003 and the year ended December 31, 2002, the changes in its net assets for the ten months ended October 31, 2003 and each of the two years in the period ended December 31, 2002 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 18, 2003

The MainStay Funds--Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   2002 and         Manager, New York Life Investment
                          Trustee since    Management LLC (including predecessor
                          2000             advisory organizations) and New York
                                           Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Executive Vice
                                           President and Manager, NYLIFE LLC;
                                           Manager, NYLIFE Distributors LLC; Vice
                                           Chairman, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        41             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, NYLIFE LLC; Director, NYLIFE
                                           Securities, Inc.; Chairman, President,
                                           and Manager, NYLIFE Distributors LLC;
                                           Manager, McMorgan & Company LLC;
                                           Chairman, Trustee, and President,
                                           Eclipse Funds, (4 portfolios); Chairman
                                           and Director, Eclipse Funds Inc. (13
                                           portfolios); Senior Vice President,
                                           Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities
  Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5
  Years."

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24             None
3/1/32                    1996             Officer, New York Life Insurance Company
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Manager, MacKay Shields LLC;          24             None
7/1/25                    1991             Chairman, Chief Executive Officer, and
                                           President, New York Life Insurance
                                           Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Non-Executive
11/13/39                  1997             Chancellor, Queen's University (1985 to                Director, Allied
                                           2001).                                                 Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group,
                                                                                                  Plc; Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc.
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, Adolor
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Corporation;
                          Non-             firm).                                                 Director, First
                          Interested                                                              Advantage
                          Trustee                                                                 Corporation.
---------------------------------------------------------------------------------------------------------------------
Michael H. Sutton         Trustee since    Retired. Independent Consultant (1999 to       24             None
9/19/40                   2003             present); Special Consultant, Financial
                                           Accounting Standards Board (1998 to
                                           1999); Chief Accountant, United States
                                           Securities and Exchange Commission (1995
                                           to 1998).
---------------------------------------------------------------------------------------------------------------------

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Advisor (July 2003 to present) and             24             None
2/13/52                   1994             Managing Director (2001 to June 2003),
                                           The Carlyle Group (private investment
                                           firm); Chairman and Chief Executive
                                           Officer, Somerset Group (financial
                                           advisory firm); Senior Managing
                                           Director, Groupe Arnault (private
                                           investment firm) (1999 to 2001).
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Manager, NYLIFE Distributors
                                           LLC.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, and MainStay VP Series
                          since 2001       Fund, Inc.; Chief Financial Officer and
                                           Assistant Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors LLC; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., and Eclipse Funds; Managing
                                           Director and Senior Counsel, Lehman
                                           Brothers Inc., (October 1998 to December
                                           1999); General Counsel and Managing
                                           Director, JP Morgan Investment
                                           Management Inc. (1986 to September
                                           1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc.; Vice
                                           President-Financial Operations and Chief
                                           Financial Officer, NYLIFE Distributors
                                           LLC; Tax Vice President, New York Life
                                           International, LLC; Tax Vice President,
                                           Eclipse Funds, Eclipse Funds Inc., and
                                           MainStay VP Series Fund, Inc.
---------------------------------------------------------------------------------------------------------------------

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund(2)
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(3)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Ceased operations as of November 28, 2003.
3. Closed to new investors as of December 1, 2001.
4. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Auditors

1. As of October 31, 2003.

[MAINSTAY FUNDS LOGO]

MainStay is a division of New York Life Investment
Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Y Not FDIC insured. Y No bank guarantee. Y May lose value.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors LLC. All rights reserved.  MSMP11- 12/03
                                  NYLIM-A04375                    30

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) MAP Fund

    ANNUAL REPORT

    OCTOBER 31, 2003

    [MAINSTAY FUNDS LOGO]

                                           Table of Contents

                                                              President's Letter                               3



                                                              $10,000 Invested in MainStay Strategic Value
                                                              Fund versus S&P 500(R) Index, a Strategic
                                                              Value Composite Index, and Inflation--Class
                                                              A, Class B, and Class C Shares                   4



                                                              Portfolio Management Discussion and Analysis     6



                                                              Year-by-Year and 10-Month Performance            7



                                                              Portfolio of Investments                        12



                                                              Financial Statements                            23



                                                              Notes to Financial Statements                   28



                                                              Report of Independent Auditors                  38



                                                              Trustees and Officers                           39



                                                              The MainStay(R) Funds                           42

-

                       This page intentionally left blank

                                                                               -

President's Letter

The first 10 months of 2003 represented a positive period for most investors. Although the stock market struggled from mid-January through early March, it recovered strongly through the end of October. The rally began several days before coalition forces entered Iraq and continued long after the conclusion of major combat operations. Although difficulties in Iraq, the Middle East, and North Korea continued to raise concerns, investors have tended to focus on corporate earnings and the potential for an economic turnaround.

The Federal Reserve remained accommodative throughout the 10-month period, and the Federal Open Market Committee lowered the targeted federal funds rate by 25 basis points on June 25, 2003, to a low 1.0%. Real gross domestic product, which grew at a modest 1.4% in the first quarter of 2003, rose by 3.3% in the second quarter. According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter. Much of this increase resulted from robust consumer spending. Although unemployment rates remain high, the figures have declined from their peak in June 2003, and the Federal Reserve recently observed that "the labor market appears to be stabilizing."

Within the equity market, smaller companies generally outperformed larger ones and growth stocks tended to appreciate more than value equities at all capitalization levels. The bond markets benefited from anticipation of the Federal Reserve's easing move, and while yields on short-term securities continued to decline, yields on longer-term bonds rose to a peak in early September and closed the reporting period higher than where they began. For the 10-month period, corporate bonds generally outpaced Treasury securities, and high-yield bonds and emerging-market debt provided outstanding returns.

At MainStay, each of our Funds seeks to achieve its investment objective with an established process that is consistently applied in all market environments. While markets may shift and results may vary, we believe that our time-tested investment strategies can help you pursue your long-range goals with confidence.

As you may have noted, the date of this report differs from the date of previous annual reports. The MainStay Board of Trustees recently approved making October 31 the end of the fiscal year for most MainStay Funds. The report that follows provides details about the specific market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the first 10 months of 2003. If you have any questions about this report or your MainStay Fund investments, your Registered Representative will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
November 2003

-

-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay Strategic Value
Fund versus S&P 500(R) Index, a Strategic
Value Composite Index, and Inflation

CLASS A SHARES
Total Returns with Sales Charges: 1 Year 20.28%, 5 Years 3.73%, Since Inception (10/22/97) 3.65%

                                         MAINSTAY STRATEGIC                             STRATEGIC VALUE
Period-end                                   VALUE FUND          S&P 500 INDEX(1)      COMPOSITE INDEX(2)     INFLATION (CPI)(3)
----------                               ------------------      ----------------      ------------------     ------------------
10/22/97                                     $  9,450               $  10,000               $  10,000               $  10,000
10/31/97                                        9,374                   9,412                  10,000                  10,000
10/31/98                                        9,767                  11,482                   9,223                  10,149
10/31/99                                       10,781                  14,429                   9,748                  10,409
10/31/00                                       11,983                  15,308                  10,903                  10,768
10/31/01                                       11,167                  11,495                  10,753                  10,997
10/31/02                                        9,750                   9,759                  10,434                  11,226
10/31/03                                       12,410                  11,789                  13,638                  11,455

CLASS B AND CLASS C SHARES
Class B Total Returns with Sales Charges: 1 Year 21.38%, 5 Years 3.79%, Since Inception (10/22/97) 3.85%
Class C Total Returns with Sales Charges: 1 Year 25.22%, 5 Years 4.13%, Since Inception (10/22/97) 3.85%

                                         MAINSTAY STRATEGIC                             STRATEGIC VALUE
Period-end                                   VALUE FUND          S&P 500 INDEX(1)      COMPOSITE INDEX(2)     INFLATION (CPI)(3)
----------                               ------------------      ----------------      ------------------     ------------------
10/22/97                                     $ 10,000                $ 10,000                $ 10,000                $ 10,000
10/31/97                                        9,920                   9,412                  10,000                  10,000
10/31/98                                       10,256                  11,482                   9,223                  10,149
10/31/99                                       11,237                  14,429                   9,748                  10,409
10/31/00                                       12,396                  15,308                  10,903                  10,768
10/31/01                                       11,460                  11,495                  10,753                  10,997
10/31/02                                        9,935                   9,759                  10,434                  11,226
10/31/03                                       12,556                  11,789                  13,638                  11,455

-------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR MORE CURRENT PERFORMANCE INFORMATION PLEASE VISIT WWW.MAINSTAYFUNDS.COM.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class C share performance includes the historical performance of the Class B shares for periods from 10/22/97 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

----------
1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. The Fund compares itself to a Strategic Value Composite Index that is comprised of the Russell 1000(R) Value Index, the Credit Suisse First Boston(TM) Convertible Securities Index, and the Credit Suisse First Boston(TM) High Yield Index weighted 60%/20%/20%, respectively. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Credit Suisse First Boston Convertible Securities Index is an unmanaged index that generally includes 250 to 300 issues. Convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. The Credit Suisse First Boston High Yield Index is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly into an index or this composite.

3. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

The equity markets enjoyed strong performance in the first 10 months of 2003, and the Fund participated fully in the market's advance. Stocks rallied early in the year, but plummeted from mid-January through early March as the possibility of a war in Iraq, general geopolitical uncertainty, weak employment, and declining consumer confidence influenced the market.

From mid-March through the end of October 2003, a series of encouraging developments helped stocks post strong gains. Investors reacted positively to progress in the war in Iraq, interest-rate policy remained accommodative, a tax cut provided fiscal stimulus, most equity valuations were reasonable, and a weakening U.S. dollar provided potential benefits for U.S. exporters and companies traditionally subject to import competition.

The equity rally appeared justified by a solid recovery in the economy and in corporate earnings. Real gross domestic product rose 1.4% in the first quarter of 2003, 3.3% in the second quarter, and according to preliminary estimates from the Bureau of Economic Analysis, at a seasonally adjusted rate of 8.2% in the third quarter. Operating earnings for companies in the S&P 500 Index(1) grew 6% in the second quarter of 2003 and an estimated 11% in the third quarter. Recent evidence suggests that labor markets are improving, but the geopolitical landscape remains relatively uncertain.

Whatever is good for stocks tends to be good for convertible securities, and the convertible-bond market provided strong returns for first 10 months of 2003. Evidence of economic improvement apparently increased investors' appetite for risk, which also helped performance in the high-yield bond market over the same period.

Low interest rates, declining default rates, and strong demand propelled high-yield bond prices higher, with the high-yield market showing strong technicals throughout most of the 10-month period. In the beginning of August, we saw some technical selling pressure that resulted from rising interest rates, retail money flows out of high-yield bonds, and a flood of new issuance. Even so, some $23 billion flowed into the high-yield market from January through October of 2003.

PERFORMANCE REVIEW

For the 10-month period ended October 31, 2003, MainStay Strategic Value Fund returned 21.85% for Class A shares, 21.20% for Class B shares, and 21.19% for Class C shares, excluding all sales charges. All share classes outperformed the 15.80% return of the average Lipper(2) flexible portfolio fund over the same

-------
1. See footnote on page 5 for more information about the S&P 500(R) Index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

-------
3. See footnote on page 5 for more information about the Fund's Strategic Value Composite Index.
4. Performance percentages reflect the price performance of the securities mentioned for the 10 months ended October 31, 2003, or for the portion of the reporting period the securities were held in the Fund, if shorter. Performance percentages do not reflect the impact of dividends received, if any. Due to purchases and sales, the performance of Fund holdings may differ from that of the securities themselves.

YEAR-BY-YEAR AND 10-MONTH PERFORMANCE (WITHOUT SALES CHARGES)

CLASS A SHARES
[BAR GRAPH]

Period-end                                                                  Total Return%
----------                                                                  -------------
12/97                                                                             4.11
12/98                                                                             0.52
12/99                                                                            13.59
12/00                                                                             5.78
12/01                                                                             0.81
12/02                                                                           -14.98
10/03                                                                            21.85

See footnotes on pages 4 and 5 for more information on performance.
CLASS B SHARES
[BAR GRAPH]

Period-end                                                                  Total Return%
----------                                                                  -------------
12/97                                                                             4.04
12/98                                                                            -0.27
12/99                                                                            12.64
12/00                                                                             5.07
12/01                                                                            -0.07
12/02                                                                           -15.58
10/03                                                                            21.20

See footnotes on pages 4 and 5 for more information on performance.

period. Class A shares outperformed and Class B and Class C shares under-performed the 21.21% return of the S&P 500(R) Index and the 21.66% return of the Fund's Strategic Value Composite Index(3) over the 10-month period ended October 31, 2003.

EQUITIES

In the equity portion of the Fund's portfolio, stock selection in the industrials sector was a major positive contributor to performance. Shares of truck manufacturer Navistar International advanced 66.31%(4) as signs pointed to a recovery in the heavy-duty truck market. Electrical-components maker Cooper

CLASS C SHARES
[BAR GRAPH]

                                                                            CLASS C SHARES
                                                                            --------------
12/97                                                                             4.04
12/98                                                                            -0.27
12/99                                                                            12.64
12/00                                                                             5.07
12/01                                                                            -0.07
12/02                                                                           -15.58
10/03                                                                            21.19

See footnotes on pages 4 and 5 for more information on performance. Class C share returns reflect the historical performance of Class B shares through 8/31/98.


Industries rose 48.78%, helped by strong free cash flow and a cyclical recovery in the company's end-markets.

The Fund's equity holdings in the semiconductors & semiconductor equipment industry performed well as demand for microprocessors rebounded while pricing held firm. We took advantage of low valuations in Intel (+112.29%), and the stock rose with the improving semiconductor cycle. We sold the Intel position when it reached our price target.

In the information technology sector, attractively valued equities with fundamental business improvements were difficult to find. Shares of Apple Computer detracted from the Fund's equity performance, and we sold the Fund's shares in the company in mid-April on concerns about published reports that Apple was interested in buying a large music company--reports that the company would not refute. Our concern was that a large acquisition outside the company's area of core competence would present considerable downside risk. No deal has yet been announced, and Apple Computer shares have risen since the Fund sold its equity position.

In the financials sector, FleetBoston Financial (+72.60%) was helped by an acquisition bid from Bank of America late in the reporting period. The Fund's capital-markets sensitive holdings rebounded, with Merrill Lynch (+57.80%), Goldman Sachs (+39.14%), and Citigroup (+38.25%) leading the way. Mortgage lender Washington Mutual (+31.23%) benefited from a strong housing market.

McDonald's suffered from a series of earnings-shortfall announcements and store closings. In February, after determining that the company's fundamentals had deteriorated, we sold the Fund's entire position in the stock. McDonald's shares were down from the beginning of the reporting period through the time of the Fund's last sale.

A shifting competitive landscape continues to impact the Fund's telecommunication services sector holdings. Local telecommunications providers BellSouth (+5.21%), SBC Communications (-6.42%), and Verizon (-9.58%) had disappointing results. We have underweighted the equity portion of the Fund in telecommunication services, since we anticipate a new wave of competitive pressure.

HIGH-YIELD BONDS

The high-yield portion of the Fund's portfolio benefited from telecommunications holdings Nextel International, Qwest, Call Net Enterprises, and Colt Telecom. In the wireless area, Sprint PCS generated strong results for the portion of the reporting period the securities were held in the Fund. The Fund was also rewarded for holding Alamosa and U.S. Unwired.

An overweighted position in the utilities sector throughout the reporting period contributed positively to high-yield bond results, as the industry was among the top performers year-to-date. Within the utilities industry group, the Fund emphasized gas-pipeline companies such as El Paso, Tennessee Gas Pipeline, and PG&E.

High-yield information technology bonds outperformed the Credit Suisse First Boston High Yield Index during the reporting period, as many companies benefited from cost cutting and balance-sheet improvements. Avaya, Juniper Networks, Lucent Technologies, and Nortel Networks were all strong performers in the high-yield portion of the Fund's portfolio. We sold the Fund's position in Juniper Networks in August 2003. While revenues for telecom equipment makers are not growing, the market reacted positively to balance-sheet repair and cash-flow restructurings, which bolstered the returns of these bonds. Xerox performed well as the firm showed revenue gains as well as an increase in its margins. Other high-yield technology holdings that helped results were Advanced Micro Devices, Ciena, and LSI Logic. We sold the Fund's position in Advanced Micro Devices in October 2003.

After setbacks in 2002, the cable industry saw improvements in free cash flow and credit quality in 2003 that resulted in strong performance. High-yield holdings in FrontierVision, Comcast, and Quebecor Media all enhanced results. We have recently lowered the Fund's exposure to this industry by taking profits in issues that were purchased at a discount and that reached what we believed to be their full potential.

Airline-industry bonds were extremely volatile during the 10-month reporting period, suffering from financial, war-related, and union difficulties in the first quarter of 2003 but bouncing back strongly as the year progressed. The Fund's high-yield holdings in Delta Airlines and Northwest Airlines were both strong performers.

High-yield health care bonds have been lackluster year-to-date, and the high-yield portion of the Fund's portfolio benefited from an underweighted position in the sector. Health care holdings included Caremark, dj Orthopedics, and Vertex Pharmaceuticals. HealthSouth was particularly disappointing. An SEC investigation hurt HealthSouth's performance, and we decided to sell the Fund's position in the company.

CONVERTIBLE SECURITIES

The convertible portion of the Fund's portfolio had an eclectic group of strong-performing securities during the reporting period. Navistar International and Caterpillar benefited directly from the recovering economy, and we sold the Fund's position in Caterpillar in October. We also saw strong performance in the information technology sector, particularly among companies in the semiconductors & semiconductor equipment industry. Fairchild Semiconductor stock benefited the Fund during the reporting period.

Generic drug maker Teva Pharmaceuticals was another positive contributor, benefiting from a strong market position, solid earnings, and a rising stock price. Cendant, which has exposure to the travel industry through interests in travel agencies, hotels, and rental-car businesses, provided positive results. Gap Stores also performed well when a "back-to-basics" strategy and increased cash on the company's balance sheet helped the stock appreciate.

In selecting convertible securities for the Fund's portfolio, we consider upside potential as well as downside risk. Ideally, we seek securities that can participate strongly in a company's upside potential and offer a measure of risk manage ment in difficult times. Although the best-performing convertibles during the 10-month period were highly speculative, we sought higher-quality convertibles that we felt might have less downside risk. Even so, we did see weakness among some of the Fund's convertible holdings.

At the end of October 2003, the Fund held 57.21% of its assets in equities, 20.87% in high-yield securities, and 10.75% in convertible securities. The remainder was invested primarily in cash and cash equivalents.

LOOKING AHEAD

Although recent gross domestic product figures have been highly encouraging, it remains to be seen whether such a high level of growth can be sustained. We believe that a stronger economy may benefit value equities, high-yield securities, and the prospects for convertible securities.

Whatever the economy or the markets may bring, the Fund will continue to seek maximum long-term total return from a combination of common stocks and high-yield and convertible securities.

Donald E. Morgan
Mark T. Spellman
Thomas Wynn
Portfolio Managers
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

MainStay Strategic Value Fund

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
ASSET-BACKED SECURITIES (0.6%)+

AIRLINES (0.1%)
Northwest Airlines, Inc.
 Pass-Through Certificates
 Series 1996-1
 8.97%, due 1/2/15..............  $  34,786       $    22,668
                                                  -----------
MEDIA (0.0%) (b)
United Artists Theatres Circuit,
 Inc.
 Pass-Through Certificates
 Series 1995-A
 9.30%, due 7/1/15 (d)..........     14,104            13,752
                                                  -----------

MULTILINE RETAIL (0.0%) (b)
Kmart Corp.
 Pass-Through Certificates
 Series 1995-K3
 8.54%, due 1/2/15 (e)(f).......     33,703            13,481
                                                  -----------
MULTI-UTILITIES & UNREGULATED POWER (0.5%)
AES Eastern Energy L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17..............    127,307           138,128
Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c).........     63,000            51,660
                                                  -----------
                                                      189,788
                                                  -----------
Total Asset-Backed Securities
 (Cost $242,232)................                      239,689
                                                  -----------
CONVERTIBLE SECURITIES (10.7%)
CONVERTIBLE BONDS (7.3%)

AIRLINES (0.0%) (b)
Delta Air Lines, Inc.
 8.00%, due 6/3/23 (c)..........     20,000            19,250
                                                  -----------

BIOTECHNOLOGY (0.1%)
Vertex Pharmaceuticals, Inc.
 5.00%, due 9/19/07.............     45,000            40,050
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES (0.2%)
Cendant Corp.
 (zero coupon), due 2/13/21.....     67,000            47,403
World Color Press, Inc.
 6.00%, due 10/1/07.............     56,000            57,120
                                                  -----------
                                                      104,523
                                                  -----------
COMMUNICATIONS EQUIPMENT (0.4%)
CIENA Corp.
 3.75%, due 2/1/08..............     42,000            36,855
Nortel Networks Corp.
 4.25%, due 9/1/08..............    100,000            94,750

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
COMMUNICATIONS EQUIPMENT (CONTINUED)

Riverstone Networks, Inc.
 3.75%, due 12/1/06 (c).........  $  40,000       $    39,000
                                                  -----------
                                                      170,605
                                                  -----------
CONSUMER FINANCE (0.1%)
Providian Financial Corp.
 3.25%, due 8/15/05.............     45,000            43,425
                                                  -----------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
At Home Corp.
 4.75%, due 12/15/06 (e)(f).....    177,810            24,893
COLT Telecom Group PLC
 2.00%, due 12/16/06 (c)........  E  40,000            47,430
 2.00%, due 4/3/07 (c)..........     68,000            80,631
KPNQwest N.V.
 10.00%, due 3/15/12 (e)(g).....      8,000                24
Premiere Technologies, Inc.
 5.75%, due 7/1/04..............  $  19,000            19,142
                                                  -----------
                                                      172,120
                                                  -----------
ENERGY EQUIPMENT & SERVICES (0.8%)
BJ Services Co.
 0.3954%, due 4/24/22...........    315,000           256,331
Pride International, Inc.
 2.50%, due 3/1/07..............     75,000            87,469
                                                  -----------
                                                      343,800
                                                  -----------
HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
ALZA Corp.
 (zero coupon), due 7/28/20.....     30,000            21,338
Wilson Greatbatch Technologies,
 Inc.
 2.25%, due 6/15/13 (c).........     45,000            51,019
                                                  -----------
                                                       72,357
                                                  -----------
HEALTH CARE PROVIDERS & SERVICES (0.3%)
Province Healthcare Co.
 4.25%, due 10/10/08............     35,000            32,944
Quest Diagnostics, Inc.
 1.75%, due 11/30/21............     75,000            76,875
                                                  -----------
                                                      109,819
                                                  -----------
INDUSTRIAL CONGLOMERATES (0.4%)
Tyco International Group S.A.
 Series A
 2.75%, due 1/15/18.............    135,000           149,681
                                                  -----------

INSURANCE (1.3%)
American International Group,
 Inc.
 0.50%, due 5/15/07.............    250,000           236,250
XL Capital Ltd.
 (zero coupon), due 5/23/21.....    450,000           288,000
                                                  -----------
                                                      524,250
                                                  -----------

-------
+ Percentage indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2003





                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
CONVERTIBLE SECURITIES (CONTINUED)
CONVERTIBLE BONDS (CONTINUED)

INTERNET SOFTWARE & SERVICES (0.2%)
CNET Networks, Inc.
 5.00%, due 3/1/06..............  $  70,000       $    67,550
                                                  -----------
MEDIA (0.8%)
Adelphia Communications Corp.
 3.25%, due 5/1/21 (e)..........    160,000            69,600
 6.00%, due 2/15/06 (e).........     70,000            30,450
News America, Inc.
 (zero coupon), due 2/28/21
 (h)............................    373,000           210,745
Regal Entertainment Group
 3.75%, due 5/15/08 (c).........     45,000            50,512
                                                  -----------
                                                      361,307
                                                  -----------
PAPER & FOREST PRODUCTS (0.6%)
International Paper Co.
 (zero coupon), due 6/20/21.....    500,000           270,000
                                                  -----------

PHARMACEUTICALS (0.4%)
ICN Pharmaceuticals, Inc.
 6.50%, due 7/15/08.............     45,000            45,281
Teva Pharmaceutical Finance N.V.
 0.75%, due 8/15/21.............    105,000           143,850
                                                  -----------
                                                      189,131
                                                  -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.8%)
Atmel Corp.
 (zero coupon), due 5/23/21.....     90,000            37,575
Fairchild Semiconductor
 International, Inc.
 5.00%, due 11/1/08.............     90,000            94,612
Kulicke & Soffa Industries, Inc.
 4.75%, due 12/15/06............     35,000            33,863
LSI Logic Corp.
 4.00%, due 11/1/06.............    130,000           126,425
Vitesse Semiconductor Corp.
 4.00%, due 3/15/05.............     25,000            24,406
                                                  -----------
                                                      316,881
                                                  -----------
SPECIALTY RETAIL (0.1%)
Gap, Inc. (The)
 5.75%, due 3/15/09.............     25,000            33,344
                                                  -----------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Millicom International Cellular
 S.A.
 2.00%, due 6/1/06 (d)(g)(i)....     11,000            63,167
                                                  -----------
Total Convertible Bonds
 (Cost $2,990,268)..............                    3,051,260
                                                  -----------
                                    SHARES           VALUE
                                  ---------------------------
CONVERTIBLE PREFERRED STOCKS (3.4%)

AEROSPACE & DEFENSE (0.4%)
Northrop Grumman Corp.
 7.25% (j)......................      1,600       $   161,440
                                                  -----------

CAPITAL MARKETS (0.3%)
State Street Corp.
 6.75%..........................        500           124,360
                                                  -----------

COMMERCIAL SERVICES & SUPPLIES (0.3%)
Cendant Corp.
 7.75%..........................      2,200           106,480
                                                  -----------

DIVERSIFIED FINANCIAL SERVICES (0.0%) (B)
Pacific & Atlantic (Holdings),
 Inc.
 7.50% Class A (d)(g)(i)(k).....        207                 2
                                                  -----------

ELECTRIC UTILITIES (0.2%)
PPL Capital Funding Trust I
 7.75% (l)......................      4,500            94,050
                                                  -----------

HEALTH CARE PROVIDERS & SERVICES (0.2%)
Anthem, Inc.
 6.00%..........................      1,000            81,520
                                                  -----------

INSURANCE (0.9%)
Hartford Financial Services
 Group, Inc. (The)
 7.00%..........................      3,100           175,553
Prudential Financial, Inc.
 6.75%..........................      3,400           209,678
                                                  -----------
                                                      385,231
                                                  -----------
MACHINERY (0.3%)
Cummins Capital Trust I
 7.00%..........................      1,900           116,850
                                                  -----------

MEDIA (0.4%)
Comcast Corp.
 2.00% (m)......................      2,700           101,925
Tribune Co.
 2.00% (n)......................      1,100            88,275
                                                  -----------
                                                      190,200
                                                  -----------
PAPER & FOREST PRODUCTS (0.4%)
International Paper Capital
 Trust
 5.25%..........................      3,800           188,100
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund


                                    SHARES           VALUE
                                  ---------------------------
CONVERTIBLE SECURITIES (CONTINUED)
CONVERTIBLE PREFERRED STOCKS (CONTINUED)

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
NEON Communications, Inc.
 12.00% (d)(g)(i)(k)............        438       $     4,928
                                                  -----------
Total Convertible Preferred
 Stocks
 (Cost $1,359,079)..............                    1,453,161
                                                  -----------
Total Convertible Securities
 (Cost $4,349,347)..............                    4,504,421
                                                  -----------
                                  PRINCIPAL
                                    AMOUNT
                                  ----------
CORPORATE BONDS (16.6%)

AEROSPACE & DEFENSE (0.2%)
BE Aerospace, Inc.
 Series B
 8.875%, due 5/1/11.............  $  50,000            45,000
Sequa Corp.
 Series B
 8.875%, due 4/1/08.............     50,000            54,562
                                                  -----------
                                                       99,562
                                                  -----------
AIRLINES (0.6%)
American Airlines, Inc.
 Series 2001-2 Class B
 8.608%, due 4/1/11.............     45,000            39,401
Delta Air Lines, Inc.
 Series C
 6.65%, due 3/15/04.............     25,000            24,938
 8.30%, due 12/15/29............    134,000            88,775
 10.375%, due 12/15/22..........     20,000            13,850
Northwest Airlines, Inc.
 8.375%, due 3/15/04............      5,000             5,000
 8.52%, due 4/7/04..............     35,000            34,912
 8.875%, due 6/1/06.............     10,000             8,875
 9.875%, due 3/15/07............     40,000            35,700
                                                  -----------
                                                      251,451
                                                  -----------
AUTO COMPONENTS (0.2%)
Dana Corp.
 7.00%, due 3/1/29..............     25,000            22,188
Goodyear Tire & Rubber Co. (The)
 6.625%, due 12/1/06............     25,000            24,000
 8.50%, due 3/15/07.............     30,000            28,800
Tenneco Automotive, Inc.
 Series B
 10.25%, due 7/15/13............     20,000            22,100
                                                  -----------
                                                       97,088
                                                  -----------
AUTO LEASES (0.1%)
Williams Scotsman, Inc.
 10.00%, due 8/15/08 (c)........     40,000            44,000
                                                  -----------


                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
AUTOMOBILES (0.1%)
General Motors Corp.
 8.375%, due 7/15/33............  $  50,000       $    52,753
                                                  -----------

BUILDING PRODUCTS (0.2%)
Dayton Superior Corp.
 10.75%, due 9/15/08 (c)........     35,000            36,488
Interline Brands, Inc.
 11.50%, due 5/15/11 (c)........     40,000            43,200
                                                  -----------
                                                       79,688
                                                  -----------
CHEMICALS (0.8%)
Equistar Chemicals L.P.
 10.625%, due 5/1/11 (c)........     40,000            41,800
FMC Corp.
 10.25%, due 11/1/09............     45,000            52,650
General Chemical Industrial
 Products, Inc.
 10.625%, due 5/1/09 (e)........     26,000             7,800
Lyondell Chemical Co.
 Series A
 9.625%, due 5/1/07.............      5,000             5,075
 10.50%, due 6/1/13.............     55,000            56,650
Millennium America, Inc.
 7.625%, due 11/15/26...........     34,000            29,070
Sovereign Specialty Chemicals,
 Inc.
 11.875%, due 3/15/10...........     47,000            46,765
Terra Capital, Inc.
 12.875%, due 10/15/08..........     73,000            84,680
                                                  -----------
                                                      324,490
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES (0.3%)
American Color Graphics, Inc.
 10.00%, due 6/15/10 (c)........     35,000            37,538
Phoenix Color Corp.
 10.375%, due 2/1/09............     65,000            59,150
Protection One Alarm Monitoring,
 Inc.
 7.375%, due 8/15/05............     50,000            41,250
                                                  -----------
                                                      137,938
                                                  -----------
COMMUNICATIONS EQUIPMENT (0.5%)
Avaya, Inc.
 11.125%, due 4/1/09............     75,000            88,500
Lucent Technologies, Inc.
 6.45%, due 3/15/29.............    119,000            91,927
 7.25%, due 7/15/06.............     29,000            29,580
                                                  -----------
                                                      210,007
                                                  -----------
CONSTRUCTION & ENGINEERING (0.4%)
AMSTED Industries, Inc.
 10.25%, due 10/15/11 (c).......     50,000            55,125
Shaw Group, Inc. (The)
 10.75%, due 3/15/10 (c)........     45,000            47,475
URS Corp.
 11.50%, due 9/15/09............     60,000            68,100
                                                  -----------
                                                      170,700
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
CORPORATE BONDS (CONTINUED)

CONTAINERS & PACKAGING (0.2%)
Applied Extrusion Technologies,
 Inc.
 Series B
 10.75%, due 7/1/11.............  $  30,000       $    23,100
Owens-Brockway Glass Container,
 Inc.
 8.25%, due 5/15/13.............     15,000            15,825
Owens-Illinois, Inc.
 7.15%, due 5/15/05.............      1,000             1,025
 7.80%, due 5/15/18.............     63,000            60,480
                                                  -----------
                                                      100,430
                                                  -----------
DIVERSIFIED FINANCIAL SERVICES (0.7%)
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09............     49,929            53,424
Calpine Construction Finance
 Corp.
 9.75%, due 8/26/11 (c).........     35,000            34,738
FINOVA Group, Inc. (The)
 7.50%, due 11/15/09............     83,000            41,500
IPC Acquisition Corp.
 11.50%, due 12/15/09...........     60,000            62,775
National Beef Pack/NB Finance
 10.50%, due 8/1/11 (c).........     40,000            44,000
UCAR Finance, Inc.
 10.25%, due 2/15/12............     55,000            60,912
                                                  -----------
                                                      297,349
                                                  -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
COLO.COM
 13.875%, due 3/15/10
 (c)(d)(e)(k)(o1)...............         82               820
Mountain States Telephone &
 Telegraph Co.
 7.375%, due 5/1/30.............     25,000            24,000
Qwest Communications
 International, Inc.
 Series B
 7.50%, due 11/1/08.............     50,000            48,500
Qwest Corp.
 7.25%, due 9/15/25.............     15,000            14,100
 7.50%, due 6/15/23.............     55,000            52,800
 8.875%, due 3/15/12 (c)........     50,000            56,500
 8.875%, due 6/1/31.............     30,000            31,500
Qwest Services Corp.
 13.00%, due 12/15/07 (c).......     30,000            34,050
 13.50%, due 12/15/10 (c).......     83,000            96,902
 14.00%, due 12/15/14 (c).......     20,000            24,400
TSI Telecommunication Services,
 Inc.
 Series B
 12.75%, due 2/1/09.............     70,000            72,100
                                                  -----------
                                                      455,672
                                                  -----------
ELECTRIC UTILITIES (0.6%)
Cedar Brakes II LLC
 9.875%, due 9/1/13.............    121,537           122,752


                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
ELECTRIC UTILITIES (CONTINUED)

Mirant Americas Generation LLC
 8.50%, due 10/1/21 (e).........  $  40,000       $    33,100
 9.125%, due 5/1/31 (e).........     65,000            53,788
Southern California Edison Co.
 8.00%, due 2/15/07.............     45,000            50,512
                                                  -----------
                                                      260,152
                                                  -----------
ELECTRICAL EQUIPMENT (0.1%)
Knowles Electronics Holdings,
 Inc.
 13.125%, due 10/15/09..........     55,000            54,450
                                                  -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
ON Semiconductor Corp.
 12.00%, due 5/15/08............     20,000            23,200
                                                  -----------

ENERGY EQUIPMENT & SERVICES (0.3%)
El Paso Natural Gas Co.
 7.625%, due 8/1/10.............     40,000            39,600
Halliburton Co.
 8.75%, due 2/15/21.............     10,000            11,855
Parker Drilling Co.
 Series B
 10.125%, due 11/15/09..........     50,000            52,250
                                                  -----------
                                                      103,705
                                                  -----------
FOOD PRODUCTS (0.4%)
Chiquita Brands International,
 Inc.
 10.56%, due 3/15/09............     35,000            38,238
Dole Food Co., Inc.
 8.75%, due 7/15/13.............      5,000             5,463
Seminis, Inc.
 10.25%, due 10/1/13 (c)........     20,000            21,400
Swift & Co.
 10.125%, due 10/1/09...........     40,000            45,000
 12.50%, due 1/1/10 (c).........     45,000            51,075
                                                  -----------
                                                      161,176
                                                  -----------
GAS UTILITIES (0.5%)
ANR Pipeline, Inc.
 9.625%, due 11/1/21............     70,000            79,100
Southern Natural Gas Co.
 7.35%, due 2/15/31.............     45,000            42,525
Transcontinental Gas Pipe Line
 Corp.
 Series B
 7.00%, due 8/15/11.............     30,000            32,025
 7.25%, due 12/1/26.............     50,000            50,750
                                                  -----------
                                                      204,400
                                                  -----------
HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
dj Orthopedics LLC
 12.625%, due 6/15/09...........     26,000            28,860
Fisher Scientific International,
 Inc.
 8.00%, due 9/1/13 (c)..........     75,000            80,625
 8.125%, due 5/1/12.............      5,000             5,375
                                                  -----------
                                                      114,860
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund



                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
CORPORATE BONDS (CONTINUED)

HEALTH CARE PROVIDERS & SERVICES (1.0%)
AmeriPath, Inc.
 10.50%, due 4/1/13.............  $  40,000       $    42,200
Ardent Health Services
 10.00%, due 8/15/13 (c)........     30,000            32,100
Caremark Rx, Inc.
 7.375%, due 10/1/06............     79,000            84,727
Harborside Healthcare Corp.
 (zero coupon), due 8/1/07
 12.00%, beginning 8/1/04
 (d)(i).........................     66,000            23,100
HCA, Inc.
 7.50%, due 11/15/95............    104,000            96,895
National Nephrology Associates,
 Inc.
 9.00%, due 11/1/11 (c).........     15,000            15,488
QuadraMed Corp.
 10.00%, due 4/1/08 (c)(p)......     40,728            35,026
Quintiles Transnational Corp.
 10.00%, due 10/1/13 (c)........     65,000            68,575
Team Health, Inc.
 Series B
 12.00%, due 3/15/09............     31,000            33,015
                                                  -----------
                                                      431,126
                                                  -----------
HOTELS, RESTAURANTS & LEISURE (0.8%)
FRI-MRD Corp.
 12.00%, due 1/31/05
 (d)(g)(i)(k)...................    158,305            66,488
Gaylord Entertainment Co.
 8.00%, due 11/15/13 (c)........     10,000            10,287
ITT Corp.
 7.375%, due 11/15/15...........     96,000           101,760
Jacobs Entertainment, Inc.
 11.875%, due 2/1/09............     25,000            27,031
Vail Resorts, Inc.
 8.75%, due 5/15/09.............     44,030            46,287
Venetian Casino Resort LLC
 11.00%, due 6/15/10............     45,000            51,919
Wheeling Island Gaming, Inc.
 10.125%, due 12/15/09..........     35,000            36,050
                                                  -----------
                                                      339,822
                                                  -----------
HOUSEHOLD DURABLES (0.1%)
Foamex L.P.
 10.75%, due 4/1/09.............     45,000            39,600
                                                  -----------

INSURANCE (0.3%)
Crum & Forster
 10.375%, due 6/15/13 (c).......     50,000            53,750
Fremont General Corp.
 Series B
 7.875%, due 3/17/09............     55,000            55,000
Lumbermens Mutual Casualty Co.
 8.45%, due 12/1/97 (c)(e)......      5,000               250
 9.15%, due 7/1/26 (c)(e).......    155,000             7,750
                                                  -----------
                                                      116,750
                                                  -----------


                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
INTERNET SOFTWARE & SERVICES (0.1%)
Globix Corp.
 11.00%, due 5/1/08 (c)(d)(g)...  $  23,621       $    20,078
                                                  -----------

IT SERVICES (0.1%)
Unisys Corp.
 6.875%, due 3/15/10............     50,000            53,125
                                                  -----------

MACHINERY (0.2%)
Mark IV Industries, Inc.
 7.50%, due 9/1/07..............     86,000            73,100
Titan International, Inc.
 8.75%, due 4/1/07..............     35,000            20,650
                                                  -----------
                                                       93,750
                                                  -----------
MEDIA (1.5%)
Adelphia Communications Corp.
 9.375%, due 11/15/09 (e).......     20,000            16,800
 10.25%, due 11/1/06 (e)........     60,000            48,300
 10.25%, due 6/15/11 (e)........     75,000            63,000
FrontierVision Operating
 Partners L.P.
 11.00%, due 10/15/06 (e).......    120,000           123,750
General Media, Inc.
 15.00%, due 3/29/04
 (d)(e)(o2).....................         18             7,920
Hollinger Participation Trust
 12.125%, due 11/15/10 (c)(g)...     34,983            40,580
Jones Intercable, Inc.
 8.875%, due 4/1/07.............     45,000            47,420
Morris Publishing Group LLC
 7.00%, due 8/1/13 (c)..........     45,000            45,900
Paxson Communications Corp.
 (zero coupon), due 1/15/09
 12.25%, beginning 1/15/06......     95,000            79,800
Radio One, Inc.
 Series B
 8.875%, due 7/1/11.............     40,000            44,000
Radio Unica Corp.
 11.75%, due 8/1/06 (e).........     76,000            49,970
Vertis, Inc.
 9.75%, due 4/1/09 (c)..........     40,000            42,500
Ziff Davis Media, Inc.
 Series B
 12.00%, due 8/12/09............     38,396            34,556
                                                  -----------
                                                      644,496
                                                  -----------
METALS & MINING (0.4%)

AK Steel Corp.
 7.75%, due 6/15/12.............     55,000            37,400
Allegheny Technologies, Inc.
 8.375%, due 12/15/11...........     40,000            32,800
Commonwealth Industries, Inc.
 10.75%, due 10/1/06............     34,000            34,340
Ormet Corp.
 11.00%, due 8/15/08 (c)(e).....     45,000            10,350
United States Steel Corp.
 9.75%, due 5/15/10.............     10,000            10,550

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
CORPORATE BONDS (CONTINUED)

METALS & MINING (CONTINUED)

United States Steel LLC
 10.75%, due 8/1/08.............  $  50,000       $    54,875
                                                  -----------
                                                      180,315
                                                  -----------
MULTI-UTILITIES & UNREGULATED POWER (0.8%)
AES Corp. (The)
 9.00%, due 5/15/15 (c).........     70,000            74,900
Calpine Corp.
 7.75%, due 4/15/09.............     25,000            17,375
 8.25%, due 8/15/05.............     10,000             9,000
 8.50%, due 7/15/10 (c).........     85,000            77,775
 8.50%, due 2/15/11.............     15,000            10,725
 8.75%, due 7/15/07.............     15,000            11,625
PG&E National Energy Group, Inc.
 10.375%, due 5/16/11 (e).......     88,000            56,320
Reliant Resources, Inc.
 9.25%, due 7/15/10 (c).........     15,000            13,425
Salton Sea Funding Corp.
 Series E
 8.30%, due 5/30/11.............     36,547            39,105
                                                  -----------
                                                      310,250
                                                  -----------
OFFICE ELECTRONICS (0.1%)
Xerox Corp.
 9.75%, due 1/15/09.............     25,000            28,313
                                                  -----------

OIL & GAS (1.6%)
Comstock Resources, Inc.
 11.25%, due 5/1/07.............     40,000            43,400
Continental Resources, Inc.
 10.25%, due 8/1/08.............     65,000            63,862
Dynegy Holdings, Inc.
 9.875%, due 7/15/10 (c)........     50,000            53,750
 10.125%, due 7/15/13 (c).......     25,000            27,125
El Paso Corp.
 6.95%, due 12/15/07............     50,000            44,750
El Paso Energy Partners L.P.
 Series B
 8.50%, due 6/1/11..............     25,000            27,250
El Paso Production Holding Co.
 7.75%, due 6/1/13 (c)..........     80,000            76,800
Energy Corp. of America
 Series A
 9.50%, due 5/15/07.............     82,000            58,425
Newfield Exploration Co.
 7.625%, due 3/1/11.............      5,000             5,475
 8.375%, due 8/15/12............      5,000             5,525
Northwest Pipeline Corp.
 7.125%, due 12/1/25............     55,000            55,000
Petro Stopping Centers Holdings
 L.P.
 Series B
 (zero coupon), due 8/1/08
 15.00%, beginning 8/1/04.......     21,000            14,700


                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
OIL & GAS (CONTINUED)

Tennessee Gas Pipeline Co.
 7.00%, due 3/15/27.............  $  40,000       $    40,600
 7.00%, due 10/15/28............     25,000            22,313
 7.625%, due 4/1/37.............     25,000            23,375
 8.375%, due 6/15/32............     10,000            10,125
Vintage Petroleum, Inc.
 8.25%, due 5/1/12..............     60,000            65,700
Westport Resources Corp.
 8.25%, due 11/1/11.............     15,000            16,538
                                                  -----------
                                                      654,713
                                                  -----------
PAPER & FOREST PRODUCTS (0.6%)
Georgia-Pacific Corp.
 7.75%, due 11/15/29............     10,000             9,450
 8.875%, due 2/1/10.............     40,000            45,700
 8.875%, due 5/15/31............    110,000           116,875
 9.375%, due 2/1/13.............     20,000            23,000
Pope & Talbot, Inc.
 8.375%, due 6/1/13.............     60,000            58,500
                                                  -----------
                                                      253,525
                                                  -----------
PERSONAL PRODUCTS (0.1%)
Herbalife International, Inc.
 11.75%, due 7/15/10............     35,000            40,250
                                                  -----------

REAL ESTATE (0.6%)
CB Richard Ellis Services, Inc.
 11.25%, due 6/15/11............     66,000            74,002
CBRE Escrow, Inc.
 9.75%, due 5/15/10 (c).........     40,000            43,200
Crescent Real Estate Equities
 L.P.
 7.50%, due 9/15/07.............     68,000            69,700
Omega Healthcare Investors, Inc.
 6.95%, due 8/1/07..............     55,000            53,075
                                                  -----------
                                                      239,977
                                                  -----------
SPECIALTY RETAIL (0.1%)
Rent-Way, Inc.
 11.875%, due 6/15/10 (c).......     40,000            42,850
                                                  -----------

TOBACCO (0.2%)
Commonwealth Brands, Inc.
 9.75%, due 4/15/08 (c).........     35,000            38,500
 10.625%, due 9/1/08 (c)........     35,000            38,150
                                                  -----------
                                                       76,650
                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Alamosa (Delaware), Inc.
 12.50%, due 2/1/11.............     31,000            29,760
Alamosa Holdings, Inc.
 (zero coupon), due 2/15/10
 12.875%, beginning 2/15/05.....     74,000            57,720
Loral CyberStar, Inc.
 10.00%, due 7/15/06 (e)........     53,000            40,015

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund





                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
CORPORATE BONDS (CONTINUED)

WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
US UNWIRED, INC.
 Series B
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04.....  $   2,000       $     1,300
                                                  -----------
                                                      128,795
                                                  -----------
Total Corporate Bonds
 (Cost $6,647,133)..............                    6,937,456
                                                  -----------
FOREIGN BONDS (2.4%)

CHEMICALS (0.1%)
Acetex Corp.
 10.875%, due 8/1/09............     55,000            61,600
                                                  -----------

COMMERCIAL SERVICES & SUPPLIES (0.3%)
Quebecor Media, Inc.
 (zero coupon), due 7/15/11
 13.75%, beginning 7/15/06......    107,000            92,555
 11.125%, due 7/15/11...........     19,000            21,850
                                                  -----------
                                                      114,405
                                                  -----------
COMMUNICATIONS EQUIPMENT (0.1%)
Marconi Corp. PLC
 8.00%, due 4/30/08.............     25,253            24,622
 10.00%, due 10/31/08...........      3,938             4,233
                                                  -----------
                                                       28,855
                                                  -----------
CONTAINERS & PACKAGING (0.3%)
Crown Euro Holdings S.A.
 9.50%, due 3/1/11..............     70,000            77,700
 10.875%, due 3/1/13............     50,000            57,000
                                                  -----------
                                                      134,700
                                                  -----------
FOOD PRODUCTS (0.2%)
Burns Philp Capital Property
 Ltd.
 9.50%, due 11/15/10 (c)........     15,000            15,750
 10.75%, due 2/15/11 (c)........     60,000            63,300
                                                  -----------
                                                       79,050
                                                  -----------
MARINE (0.1%)
Navigator Gas Transport PLC
 10.50%, due 6/30/07
 (c)(d)(e)......................     89,000            31,150
                                                  -----------

MEDIA (0.4%)
Hollinger, Inc.
 11.875%, due 3/1/11 (c)........     45,000            49,500
Vivendi Universal S.A.
 6.25%, due 7/15/08 (c).........     15,000            15,675
 9.25%, due 4/15/10 (c).........     80,000            93,000
                                                  -----------
                                                      158,175
                                                  -----------

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------

MULTI-UTILITIES & UNREGULATED POWER (0.3%)
AES Drax Holdings Ltd.
 Series B
 10.41%, due 12/31/20 (e)(q)....  $  45,000       $    35,325
Calpine Canada Energy Finance
 ULC
 8.50%, due 5/1/08..............    100,000            73,500
                                                  -----------
                                                      108,825
                                                  -----------
OIL & GAS (0.1%)
Baytex Energy Ltd.
 9.625%, due 7/15/10............     30,000            31,350
                                                  -----------

PAPER & FOREST PRODUCTS (0.0%) (b)
Tembec Industries, Inc.
 8.50%, due 2/1/11..............     20,000            19,300
                                                  -----------

PERSONAL PRODUCTS (0.1%)
Jafra Cosmetics International,
 Inc.
 10.75%, due 5/15/11............     40,000            44,000
                                                  -----------

ROAD & RAIL (0.1%)
Grupo Transportacion Ferroviaria
 Mexicana S.A. de C.V.
 12.50%, due 6/15/12............     50,000            55,000
                                                  -----------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Millicom International Cellular
 S.A.
 11.00%, due 6/1/06 (c).........     80,000            81,800
Nextel International, Inc.
 (zero coupon), due 11/1/09
 (d)(r).........................     46,290            47,679
                                                  -----------
                                                      129,479
                                                  -----------
Total Foreign Bonds
 (Cost $927,173)................                      995,889
                                                  -----------
LOAN ASSIGNMENT (0.0%) (b)

DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (b)
GT Group Telecom Services Corp.
 Bank debt, Term Loan A
 6.5625%, due 6/30/08
 (d)(e)(i)(k)(s)................     34,993                 3
 Bank debt, Term Loan B
 6.625%, due 6/30/08
 (d)(e)(i)(k)(s)................     25,007                 3
                                                  -----------
                                                            6
                                                  -----------
Total Loan Assignment
 (Cost $23,470).................                            6
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
MORTGAGE-BACKED SECURITIES (0.1%)

COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE
 OBLIGATIONS) CONSUMER FINANCE (0.1%)
Debit Securitized Lease Trust
 Series 1994-K1 Class A2
 8.375%, due 8/15/15............  $  48,455       $    25,681
 Series 1994-K1 Class A3
 8.55%, due 8/15/19.............      9,625             5,101
                                                  -----------
                                                       30,782
                                                  -----------
Total Mortgage-Backed Securities
 (Cost $31,940).................                       30,782
                                                  -----------
MUNICIPAL BONDS (0.1%)

IOWA (0.0%) (b)
Tobacco Settlement Financing
 Corp.
 5.30%, due 6/1/25..............      5,000             3,965
 5.60%, due 6/1/35..............     10,000             7,728
                                                  -----------
                                                       11,693
                                                  -----------
NEW JERSEY (0.1%)
Tobacco Settlement Financing
 Corp.
 6.00%, due 6/1/37..............      5,000             4,102
 6.25%, due 6/1/43..............     35,000            29,348
                                                  -----------
                                                       33,450
                                                  -----------
RHODE ISLAND (0.0%) (b)
Tobacco Settlement Financing
 Corp.
 6.25%, due 6/1/42..............     10,000             8,392
                                                  -----------
Total Municipal Bonds
 (Cost $51,553).................                       53,535
                                                  -----------
YANKEE BONDS (0.6%) (v)

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Call-Net Enterprises, Inc.
 10.625%, due 12/31/08..........     31,978            30,619
                                                  -----------
ENERGY EQUIPMENT & SERVICES (0.2%)
Petroleum Geo-Services ASA
 6.25%, due 11/19/03 (e)........     35,000            27,300
 7.125%, due 3/30/28 (e)........     60,000            46,800
 7.50%, due 3/31/07 (e).........      5,000             3,900
 8.15%, due 7/15/29 (e).........      5,000             3,900
                                                  -----------
                                                       81,900
                                                  -----------
MARINE (0.1%)
Sea Containers Ltd.
 Series B
 7.875%, due 2/15/08............     38,000            34,960
                                                  -----------
METALS & MINING (0.1%)
Algoma Steel, Inc.
 11.00%, due 12/31/09 (d)(e)....     55,000            51,425
                                                  -----------

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------

PAPER & FOREST PRODUCTS (0.1%)
Doman Industries Ltd.
 12.00%, due 7/1/04 (e).........  $  65,000       $    68,250
                                                  -----------
Total Yankee Bonds
 (Cost $227,311)................                      267,154
                                                  -----------
                                    SHARES
                                  ----------
COMMON STOCKS (57.1%)

AEROSPACE & DEFENSE (2.6%)
Boeing Co. (The)................      8,400       $   323,316
Northrop Grumman Corp. .........      5,100           455,940
Raytheon Co. ...................     12,135           321,335
                                                  -----------
                                                    1,100,591
                                                  -----------
AUTO COMPONENTS (0.9%)
Delphi Corp. ...................     43,394           386,207
                                                  -----------

BUILDING PRODUCTS (1.0%)
American Standard Cos., Inc.
 (a)............................      4,252           406,916
                                                  -----------

CAPITAL MARKETS (1.9%)
Goldman Sachs Group, Inc.
 (The)..........................      4,479           420,578
Merrill Lynch & Co., Inc. ......      6,675           395,160
                                                  -----------
                                                      815,738
                                                  -----------
CHEMICALS (0.6%)
Air Products & Chemicals,
 Inc. ..........................      5,566           252,752
                                                  -----------

COMMERCIAL BANKS (3.7%)
Bank of America Corp. ..........      4,400           333,212
Bank One Corp. .................      4,300           182,535
FleetBoston Financial Corp. ....     10,148           409,878
PNC Financial Services
 Group, Inc. (The)..............      7,908           423,631
Wachovia Corp. .................      4,500           206,415
                                                  -----------
                                                    1,555,671
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES (0.7%)
Pitney Bowes, Inc. .............      6,722           276,274
                                                  -----------

COMMUNICATIONS EQUIPMENT (0.3%)
Marconi Corp. PLC (a)...........      1,422            26,023
Tellabs, Inc. (a)...............     12,681            95,488
                                                  -----------
                                                      121,511
                                                  -----------
COMPUTERS & PERIPHERALS (1.1%)
International Business Machines
 Corp. .........................      4,919           440,152
                                                  -----------

CONTAINERS & PACKAGING (1.2%)
Smurfit-Stone Container Corp.
 (a)............................     31,800           492,900
                                                  -----------

DIVERSIFIED FINANCIAL SERVICES (1.9%)
Citigroup, Inc. ................     16,390           776,886
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund



                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (CONTINUED)

DIVERSIFIED TELECOMMUNICATION SERVICES (3.5%)
ALLTEL Corp. ...................      8,686       $   410,587
AT&T Corp. .....................      3,739            69,508
BellSouth Corp. ................      9,500           249,945
Call-Net Enterprises, Inc.
 Class B (a)....................      1,536             6,482
SBC Communications, Inc. .......     11,273           270,326
UGC Europe, Inc. (a)............      2,277           152,559
Verizon Communications, Inc. ...      9,088           305,357
                                                  -----------
                                                    1,464,764
                                                  -----------
ELECTRIC UTILITIES (2.3%)
FirstEnergy Corp. ..............     10,379           356,934
PPL Corp. ......................      5,500           219,560
Southern Co. (The)..............     12,800           381,440
                                                  -----------
                                                      957,934
                                                  -----------
ELECTRICAL EQUIPMENT (1.2%)
Cooper Industries, Ltd.
 Class A........................      9,500           502,550
                                                  -----------

ENERGY EQUIPMENT & SERVICES (2.0%)
Rowan Cos., Inc. ...............     18,300           438,285
Transocean, Inc. ...............     19,900           381,881
                                                  -----------
                                                      820,166
                                                  -----------
FOOD & STAPLES RETAILING (2.3%)
CVS Corp. ......................      9,700           341,246
Kroger Co. (The)................     27,600           482,724
Safeway, Inc. (a)...............      6,600           139,260
                                                  -----------
                                                      963,230
                                                  -----------
FOOD PRODUCTS (1.1%)
Heinz (H.J.) Co. ...............      6,730           237,771
Kraft Foods, Inc.
 Class A........................      8,346           242,869
                                                  -----------
                                                      480,640
                                                  -----------
HEALTH CARE PROVIDERS & SERVICES (1.5%)
Fountain View, Inc. (d)(i)......         27                 0(u)
HCA, Inc. ......................      6,600           252,450
Laboratory Corp. of America
 Holdings (a)...................      6,600           233,970
Medco Health Solutions, Inc.
 (a)............................      4,706           156,239
                                                  -----------
                                                      642,659
                                                  -----------
HOUSEHOLD DURABLES (0.8%)
Fortune Brands, Inc. ...........      5,212           339,562
                                                  -----------
HOUSEHOLD PRODUCTS (1.1%)
Energizer Holdings, Inc. (a)....      7,104           261,427
Kimberly-Clark Corp. ...........      4,048           213,775
                                                  -----------
                                                      475,202
                                                  -----------

                                    SHARES           VALUE
                                  ---------------------------

INSURANCE (5.7%)
Allstate Corp. (The)............     10,615       $   419,292
Hartford Financial Services
 Group, Inc. (The)..............     11,312           621,029
Prudential Financial, Inc. .....     13,300           513,912
St. Paul Cos., Inc. (The).......      6,900           263,097
Travelers Property Casualty
 Corp. .........................     25,968           425,096
UnumProvident Corp. ............      8,100           132,597
                                                  -----------
                                                    2,375,023
                                                  -----------
INTERNET SOFTWARE & SERVICES (0.0%) (b)
Globix Corp. (a)(d)(i)(k)(w)....      2,477             7,617
                                                  -----------

IT SERVICES (2.3%)
Computer Sciences Corp. (a).....     19,172           759,595
Unisys Corp. ...................     13,678           210,094
                                                  -----------
                                                      969,689
                                                  -----------
MACHINERY (2.2%)
Ingersoll-Rand Co.
 Class A........................      3,515           212,306
Morris Material Handling, Inc.
 (a)(d)(i)(k)...................        261             1,383
Navistar International Corp. ...     16,900           683,267
Thermadyne Holdings Corp.
 (a)(d).........................      2,474            32,360
                                                  -----------
                                                      929,316
                                                  -----------
METALS & MINING (1.7%)
Alcoa, Inc. ....................     22,075           696,908
Algoma Steel, Inc. (a)(t).......      4,843            13,522
Neenah Foundry Co. (a)(c)(d)....     10,779             5,389
                                                  -----------
                                                      715,819
                                                  -----------
OIL & GAS (5.1%)
ChevronTexaco Corp. ............      4,805           357,011
ExxonMobil Corp. ...............     11,012           402,819
Kerr-McGee Corp. ...............      3,700           153,550
Premcor, Inc. (a)...............     11,900           280,840
Sunoco, Inc. ...................      4,700           205,672
Unocal Corp. ...................      7,350           232,848
Valero Energy Corp. ............     12,000           512,400
                                                  -----------
                                                    2,145,140
                                                  -----------
PAPER & FOREST PRODUCTS (2.7%)
Bowater, Inc. ..................      8,500           347,055
International Paper Co. ........     11,608           456,775
MeadWestvaco Corp. .............     11,880           307,929
                                                  -----------
                                                    1,111,759
                                                  -----------
PHARMACEUTICALS (1.9%)
Bristol-Myers Squibb Co. (a)....      8,800           223,256
Merck & Co., Inc. ..............     12,700           561,975
                                                  -----------
                                                      785,231
                                                  -----------
ROAD & RAIL (0.8%)
Burlington Northern Santa Fe
 Corp. .........................     11,173           323,347
                                                  -----------

SOFTWARE (0.3%)
BMC Software, Inc. .............      8,200           142,516
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (CONTINUED)

SPECIALTY RETAIL (0.8%)
Gap, Inc. (The).................     17,200       $   328,176
                                                  -----------
THRIFTS & MORTGAGE FINANCE (1.9%)
PMI Group, Inc. (The)...........      5,300           202,619
Radian Group, Inc. .............      4,100           216,890
Washington Mutual, Inc. ........      9,066           396,638
                                                  -----------
                                                      816,147
                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
Minorplanet Systems USA, Inc.
 (a)............................     23,846            12,639
NEON Communications, Inc.
 (d)(i).........................      4,021             5,026
                                                  -----------
                                                       17,665
                                                  -----------
Total Common Stocks
 (Cost $23,069,314).............                   23,939,750
                                                  -----------
PREFERRED STOCKS (0.4%)

MEDIA (0.0%) (b)
Ziff Davis Media, Inc.
 10.00%, Series E-1 (a)(d)......         10                85
                                                  -----------

REAL ESTATE (0.3%)
Sovereign Real Estate Investment
 Corp.
 12.00%, Series A (c)...........         97           144,530
                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Rural Cellular Corp.
 11.375%, Series B (g)..........         36            29,117
                                                  -----------
Total Preferred Stocks
 (Cost $110,838)................                      173,732
                                                  -----------
WARRANTS (0.1%) (b)

DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (b)
ICO Global Communications
 Holdings Ltd.
 Strike Price $60.00
 Expire 5/16/06 (a)(d)..........      1,812                18
                                                  -----------

HEALTH CARE PROVIDERS & SERVICES (0.1%)
Harborside Healthcare Corp.
 Class A
 Strike Price $0.01
 Expire 8/1/09 (a)(d)(i)........      1,220                12
QuadraMed Corp.
 Strike Price $0.01
 Expire 4/1/08 (a)(c)(d)........      6,368            15,729
                                                  -----------
                                                       15,741
                                                  -----------
MEDIA (0.0%) (b)
Ono Finance PLC
 Strike Price $0.01
 Expire 2/15/11 (a)(c)(d).......        110                 1

                                    SHARES           VALUE
                                  ---------------------------

MEDIA (CONTINUED)

Ziff Davis Media, Inc.
 Strike Price $0.001
 Expire 8/12/12 (a)(c)..........      1,958       $        20
                                                  -----------
                                                           21
                                                  -----------
METALS & MINING (0.0%) (b)
Neenah Foundry Co.
 Strike Price $0.01
 Expire 10/7/13 (a)(c)(d).......     10,519             5,154
                                                  -----------

TOBACCO (0.0%) (b)
North Atlantic Trading Co.
 Strike Price $0.01
 Expire 6/15/07 (a)(c)(d)(k)....          4                 0(u)
                                                  -----------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
NEON Communications, Inc.
 Strike Price $0.01
 Expire 12/2/12 (a)(d)(i)(k)....      4,021                40
 Class A 12/2/12
 Strike Price $0.01
 Expire 12/2/12 (a)(d)(i)(k)....      2,192             2,740
 Redeemable Preferred
 Strike Price $0.01
 Expire 12/2/12 (a)(d)(i)(k)....      2,630                26
UbiquiTel Operating Co.
 Strike Price $22.74
 Expire 4/15/10 (a)(c)(d).......         65                 1
                                                  -----------
                                                        2,807
                                                  -----------
Total Warrants
 (Cost $23,174).................                       23,741
                                                  -----------
                                  PRINCIPAL
                                    AMOUNT
                                  ----------
SHORT-TERM INVESTMENTS (11.1%)

COMMERCIAL PAPER (6.8%)
American Express Credit Corp.
 1.02%, due 11/4/03.............  $ 105,000           104,991
Federal National Mortgage
 Association
 0.95%, due 11/3/03.............    320,000           319,983
 1.00%, due 11/5/03.............    225,000           224,975
Freddie Mac Discount Note
 1.01%, due 11/6/03.............    215,000           214,970
General Electric Capital Corp.
 1.00%, due 11/5/03.............    170,000           169,981
 1.00%, due 12/2/03.............    100,000            99,914
 1.03%, due 11/19/03............    100,000            99,948

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund





                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

COMMERCIAL PAPER (CONTINUED)

UBS Finance Delaware LLC
 1.03%, due 11/3/03.............  $1,595,000      $ 1,594,909
                                                  -----------
                                                    2,829,671
                                                  -----------
Total Commercial Paper
 (Cost $2,829,671)..............                    2,829,671
                                                  -----------
                                    SHARES
                                  ----------
INVESTMENT COMPANY (4.2%)
Merrill Lynch Premier
 Institutional Fund.............  1,780,374         1,780,374
                                                  -----------
Total Investment Company
 (Cost $1,780,374)..............                    1,780,374
                                                  -----------
                                  PRINCIPAL
                                    AMOUNT
                                  ----------
SHORT-TERM LOAN PARTICIPATION (0.1%)

BUILDING PRODUCTS (0.1%)
Owens Corning, Inc.
 Bank Debt Revolver
 3.62%, due 1/1/04
 (d)(e)(i)(s)...................  $  70,666            46,404
                                                  -----------
Total Short-Term Loan
 Participations
 (Cost $47,912).................                       46,404
                                                  -----------
Total Short-Term Investments
 (Cost $4,657,957)..............                    4,656,449
                                                  -----------
Total Investments
 (Cost $40,361,442) (x).........       99.8%       41,822,604(y)
                                                  -----------
Cash and Other Assets,
 Less Liabilities...............        0.2            73,253
                                  ----------      -----------
Net Assets......................      100.0%      $41,895,857
                                  ==========      ===========

-------
(a)   Non-income producing security.
(b)   Less than one tenth of a percent.
(c)   May be sold to institutional investors only.
(d)   Illiquid security.
(e)   Issue in default.
(f)   Issuer in bankruptcy.
(g)   PIK ("Payment in Kind")--Interest or dividend payment is
      made with additional securities.
(h)   LYON--Liquid Yield Option Note: callable, zero coupon
      securities priced at a deep discount from par. They
      include a "put" feature that enables holders to redeem
      them at a specific date, at a specific price. Put prices
      reflect fixed interest rates, and therefore increase
      over time.
(i)   Restricted security.
(j)   Equity Units--Each unit reflects 1 Senior Note plus 1
      purchase contract to acquire shares of common stock at
      $100.00 by November 16, 2004.
(k)   Fair valued security.
(l)   PEPS Units (Premium Equity Participating Security
      Units)--Each unit reflects a Trust Preferred Security
      plus 1 purchase contract to acquire shares of common
      stock at $25.00 by May 18, 2004.
(m)   ZONES--Zero-premium Option Note Exchangeable Security.
(n)   PHONES--Participation Hybrid Option Note Exchangeable
      Security.
(o1)  82 Units--Each unit reflects $1,000 principal amount of
      13.875% Senior Notes plus 1 warrant to acquire 19.9718
      shares of common stock at $0.01 per share by March 15,
      2010.
(o2)  18 Units--Each unit reflects $1,000 principal amount of
      15.00% Senior Secured Notes plus 0.1923 shares of Series
      A preferred stock.
(p)   CIK ("Cash in Kind")--Interest payment is made with cash
      or additional securities.
(q)   Partially segregated for unfunded loan commitments.
(r)   Eurobond--Bond denominated in U.S. Dollars or other
      currencies and sold to investors outside the country
      whose currency is used.
(s)   Floating rate. Rate shown is the rate in effect at
      October 31, 2003.
(t)   Canadian Security.
(u)   Less than one dollar.
(v)   Yankee Bond--Dollar-denominated bond issued in the
      United States by a foreign bank or corporation.
(w)   An affiliate.
(x)   The cost for federal income tax purposes is $40,647,153.
(y)   At October 31, 2003, net unrealized appreciation was
      $1,175,451, based on cost for federal income tax
      purposes. This consisted of aggregate gross unrealized
      appreciation for all investments on which there was an
      excess of market value over cost of $3,254,723 and
      aggregate gross unrealized depreciation for all
      investments on which there was an excess cost over
      market value of $2,079,272.
The following abbreviations are used in the above portfolio:
      E--Euro

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2003

ASSETS:
Investment in securities, at value (identified cost
  $40,361,442)..............................................       $41,822,604
Cash denominated in foreign currencies (identified cost
  $12,116)..................................................            12,049
Cash........................................................             5,184
Receivables:
  Dividends and interest....................................           261,000
  Fund shares sold..........................................            74,464
  Investment securities sold................................             7,724
  Manager...................................................             5,768
Other assets................................................            16,037
                                                                   -----------
        Total assets........................................        42,204,830
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................           144,517
  Transfer agent............................................            37,420
  NYLIFE Distributors.......................................            28,024
  Fund shares redeemed......................................             9,697
  Custodian.................................................             4,072
Accrued expenses............................................            85,243
                                                                   -----------
        Total liabilities...................................           308,973
                                                                   -----------
Net assets..................................................       $41,895,857
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................            10,631
  Class B...................................................            30,652
  Class C...................................................               774
Additional paid-in capital..................................        43,970,735
Accumulated undistributed net investment income.............            35,047
Accumulated net realized loss on investments and written
  option transactions.......................................        (3,613,274)
Net unrealized appreciation on investments..................         1,461,162
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies.....................               130
                                                                   -----------
Net assets..................................................       $41,895,857
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $10,604,027
                                                                   ===========
Shares of beneficial interest outstanding...................         1,063,108
                                                                   ===========
Net asset value per share outstanding.......................       $      9.97
Maximum sales charge (5.50% of offering price)..............              0.58
                                                                   -----------
Maximum offering price per share outstanding................       $     10.55
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $30,521,441
                                                                   ===========
Shares of beneficial interest outstanding...................         3,065,249
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.96
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   770,389
                                                                   ===========
Shares of beneficial interest outstanding...................            77,356
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.96
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the period January 1, 2003 through October 31, 2003* and the year ended December 31, 2002

                                                                 2003*         2002
                                                              -----------   -----------
INVESTMENT INCOME:
Income:
  Dividends(a)..............................................  $   432,293   $   486,586
  Interest..................................................      928,454     1,067,232
                                                              -----------   -----------
    Total income............................................    1,360,747     1,535,818
                                                              -----------   -----------
Expenses:
  Manager...................................................      223,494       254,463
  Transfer agent............................................      185,583       201,215
  Distribution--Class B.....................................      164,704       195,410
  Distribution--Class C.....................................        3,451         3,578
  Service--Class A..........................................       18,447        18,492
  Service--Class B..........................................       54,901        65,137
  Service--Class C..........................................        1,150         1,192
  Professional..............................................       43,547        39,132
  Shareholder communication.................................       36,554        36,451
  Registration..............................................       28,469        23,667
  Custodian.................................................       22,544        19,834
  Recordkeeping.............................................       12,708        14,642
  Trustees..................................................        5,283         5,270
  Miscellaneous.............................................       38,699        45,889
                                                              -----------   -----------
    Total expenses before reimbursement.....................      839,534       924,372
Expense reimbursement by Manager and Subadvisor.............     (164,793)     (134,377)
                                                              -----------   -----------
    Net expenses............................................      674,741       789,995
                                                              -----------   -----------
Net investment income.......................................      686,006       745,823
                                                              -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN
  OPTION AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................     (988,739)   (1,992,004)
  Written option transactions...............................        1,920        16,766
  Foreign currency transactions.............................        7,696       (12,457)
                                                              -----------   -----------
Net realized loss on investments, written option and foreign
  currency transactions.....................................     (979,123)   (1,987,695)
                                                              -----------   -----------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................    7,359,141    (4,594,678)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward transactions....          (68)       (1,945)
                                                              -----------   -----------
Net unrealized gain (loss) on investments and foreign
  currency transactions.....................................    7,359,073    (4,596,623)
                                                              -----------   -----------
Net realized and unrealized gain (loss) on investments,
  written option and foreign currency transactions..........    6,379,950    (6,584,318)
                                                              -----------   -----------
Net increase (decrease) in net assets resulting from
  operations................................................  $ 7,065,956   $(5,838,495)
                                                              ===========   ===========

-------

 * The Fund changed its fiscal year end from December 31 to October 31.
(a) Dividends recorded net of withholding taxes of $0 and $120 for 2003 and 2002, respectively.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets for the period January 1, 2003 through October 31, 2003* and the years ended December 31, 2002 and December 31, 2001

                                                                 2003*           2002           2001
                                                              ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $    686,006   $    745,823   $  1,016,178
  Net realized gain (loss) on investments, written option
    and foreign currency transactions.......................      (979,123)    (1,987,695)       412,057
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........     7,359,073     (4,596,623)    (2,124,831)
                                                              ------------   ------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................     7,065,956     (5,838,495)      (696,596)
                                                              ------------   ------------   ------------
Dividends to shareholders:
  From net investment income:
    Class A.................................................      (194,845)      (207,179)      (451,432)
    Class B.................................................      (418,040)      (519,324)      (615,884)
    Class C.................................................        (8,943)       (10,070)        (6,302)
  From net realized gain on investment:
    Class A.................................................            --             --       (153,000)
    Class B.................................................            --             --       (580,387)
    Class C.................................................            --             --         (5,490)
                                                              ------------   ------------   ------------
      Total dividends to shareholders.......................      (621,828)      (736,573)    (1,812,495)
                                                              ------------   ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     3,808,940      2,772,185      2,740,332
    Class B.................................................     5,036,688      4,566,761      4,253,502
    Class C.................................................       371,225        613,586        245,115
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................       186,193        198,269        583,413
    Class B.................................................       401,912        500,414      1,156,258
    Class C.................................................         6,547          6,900          8,085
                                                              ------------   ------------   ------------
                                                                 9,811,505      8,658,115      8,986,705
  Cost of shares redeemed:
    Class A.................................................    (2,165,249)    (1,991,966)   (13,783,197)
    Class B.................................................    (3,700,342)    (4,692,754)    (5,552,069)
    Class C.................................................      (223,176)      (347,675)      (136,602)
                                                              ------------   ------------   ------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................     3,722,738      1,625,720    (10,485,163)
                                                              ------------   ------------   ------------
      Net increase (decrease) in net assets.................    10,166,866     (4,949,348)   (12,994,254)
NET ASSETS:
Beginning of period.........................................  $ 31,728,991     36,678,339     49,672,593
                                                              ------------   ------------   ------------
End of period...............................................    41,895,857   $ 31,728,991   $ 36,678,339
                                                              ============   ============   ============
Accumulated undistributed (distributions in excess of) net
  investment income at end of period........................  $     35,047   $    (37,568)  $    (97,048)
                                                              ============   ============   ============

-------

 * The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                ---------------------------------------------------------------------------------
                                                January 31, 2003
                                                    through                             Year ended December 31,
                                                  October 31,         -----------------------------------------------------------
                                                     2003*             2002         2001         2000         1999         1998
                                                ----------------      -------      -------      -------      -------      -------
Net asset value at beginning of period........     $     8.36         $ 10.12      $ 10.55      $ 11.15      $ 10.18      $ 10.29
                                                   ----------         -------      -------      -------      -------      -------
Net investment income.........................           0.22(a)         0.26         0.28(a)(d)    0.31        0.22         0.15
Net realized and unrealized gain (loss) on
 investments and foreign currency
 transactions.................................           1.58           (1.77)       (0.20)(d)     0.29         1.15        (0.10)
                                                   ----------         -------      -------      -------      -------      -------
Total from investment operations..............           1.80           (1.51)        0.08         0.60         1.37         0.05
                                                   ----------         -------      -------      -------      -------      -------
Less dividends and distributions:
 From net investment income...................          (0.19)          (0.25)       (0.30)       (0.33)       (0.23)       (0.15)
 From net realized gain on investments........             --              --        (0.21)       (0.87)       (0.17)       (0.01)
                                                   ----------         -------      -------      -------      -------      -------
Total dividends and distributions.............          (0.19)          (0.25)       (0.51)       (1.20)       (0.40)       (0.16)
                                                   ----------         -------      -------      -------      -------      -------
Net asset value at end of period..............     $     9.97         $  8.36      $ 10.12      $ 10.55      $ 11.15      $ 10.18
                                                   ==========         =======      =======      =======      =======      =======
Total investment return (b)...................          21.85%         (14.98%)       0.81%        5.78%       13.59%        0.52%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income......................           2.87%+          2.78%        2.62%(d)     2.76%        1.97%        1.49%
   Net expenses...............................           1.70%+          1.74%        1.83%        1.82%        1.69%        1.79%
   Expenses (before reimbursement)............           2.25%+          2.14%        1.83%        1.82%        1.69%        1.79%
Portfolio turnover rate.......................             39%             53%          82%         113%         122%         203%
Net assets at end of period (in 000's)........     $   10,604         $ 7,174      $ 7,636      $19,278      $18,899      $17,946

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one cent per share.
(d)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                  Class A           Class B           Class C
                                                              ---------------   ---------------   ---------------
Decrease net investment income..............................      ($0.00)(c)        ($0.00)(c)        ($0.00)(c)
Increase net realized and unrealized gains and losses.......        0.00(c)           0.00)(c)          0.00(c)
Decrease ratio of net investment income.....................       (0.03%)           (0.03%)           (0.03%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 Class B                                                           Class C
    -----------------------------------------------------------------      -------------------------------------------------------
    January 1, 2003                                                        January 1, 2003
        through                   Year ended December 31,                      through              Year ended December 31,
      October 31      -----------------------------------------------        October 31      -------------------------------------
         2003*         2002      2001      2000      1999      1998             2003*         2002      2001      2000      1999
    ---------------   -------   -------   -------   -------   -------      ---------------   -------   -------   -------   -------
      $     8.35      $ 10.10   $ 10.54   $ 11.13   $ 10.17   $ 10.29        $     8.35      $ 10.10   $ 10.54   $ 11.13   $ 10.17
      ----------      -------   -------   -------   -------   -------        ----------      -------   -------   -------   -------
            0.16(a)      0.19      0.20(a)(d)0.23      0.14      0.08              0.16(a)      0.19      0.20(a)(d 0.23      0.14
            1.59        (1.76)    (0.21)(d)  0.30      1.14     (0.11)             1.59        (1.76)    (0.21)(d)  0.30      1.14
      ----------      -------   -------   -------   -------   -------        ----------      -------   -------   -------   -------
            1.75        (1.57)    (0.01)     0.53      1.28     (0.03)             1.75        (1.57)    (0.01)     0.53      1.28
      ----------      -------   -------   -------   -------   -------        ----------      -------   -------   -------   -------
           (0.14)       (0.18)    (0.22)    (0.25)    (0.15)    (0.08)            (0.14)       (0.18)    (0.22)    (0.25)    (0.15)
              --           --     (0.21)    (0.87)    (0.17)    (0.01)               --           --     (0.21)    (0.87)    (0.17)
      ----------      -------   -------   -------   -------   -------        ----------      -------   -------   -------   -------
           (0.14)       (0.18)    (0.43)    (1.12)    (0.32)    (0.09)            (0.14)       (0.18)    (0.43)    (1.12)    (0.32)
      ----------      -------   -------   -------   -------   -------        ----------      -------   -------   -------   -------
      $     9.96      $  8.35   $ 10.10   $ 10.54   $ 11.13   $ 10.17        $     9.96      $  8.35   $ 10.10   $ 10.54   $ 11.13
      ==========      =======   =======   =======   =======   =======        ==========      =======   =======   =======   =======
           21.20%      (15.58%)   (0.07%)    5.07%    12.64%    (0.27%)           21.19%      (15.58%)   (0.07%)    5.07%    12.64%

            2.12%+       2.03%     1.87%(d)    2.01%    1.22%    0.74%             2.12%+       2.03%     1.87%(d)    2.01%    1.22%
            2.45%+       2.49%     2.58%     2.57%     2.44%     2.54%             2.45%+       2.49%     2.58%     2.57%     2.44%
            3.00%+       2.89%     2.58%     2.57%     2.44%     2.54%             3.00%+       2.89%     2.58%     2.57%     2.44%
              39%          53%       82%      113%      122%      203%               39%          53%       82%      113%      122%
      $   30,521      $24,038   $28,684   $30,134   $35,702   $38,528        $      770      $   517   $   358   $   260   $   154

        Class C
     -------------
     September 1**
        through
     December 31,
         1998
     -------------
        $  9.15
        -------
           0.05
           1.03
        -------
           1.08
        -------
          (0.05)
          (0.01)
        -------
          (0.06)
        -------
        $ 10.17
        =======
          11.77%

           0.74%+
           2.54%+
           2.54%
            203%
        $    84

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Value Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on October 22, 1997. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek maximum long-term total return from a combination of common stocks, convertible securities and high yield securities.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund also invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Notes to Financial Statements





NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager to be representative of market values at the regular close of business of the Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Options contracts are valued at the last posted settlement price on the market where any such options or futures are principally traded.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. Should the Manager or Subadvisor conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized

MainStay Strategic Value Fund





appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

(C) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted securities held at October 31, 2003:

                                                            PRINCIPAL                            PERCENT
                                            DATE(S) OF       AMOUNT/                10/31/03        OF
SECURITY                                   ACQUISITION       SHARES       COST       VALUE      NET ASSETS
--------                                 ----------------   ---------   --------    --------    ----------
Fountain View, Inc.
  Common Stock.........................           2/23/03         27    $      0(b) $      0(b)    0.0%(a)
FRI-MRD Corp.
  12.00%, due 1/31/05..................    8/12/97-4/3/98   $158,305     159,031      66,488       0.2
Globix Corp.
  Common Stock.........................   6/21/01-3/13/02      2,477         651       7,617       0.0(a)
GT Group Telecom Services Corp.
  Term Loan A
  6.5625%, due 6/30/08.................           1/30/01     34,993      13,648           3       0.0(a)
  Term Loan B
  6.625%, due 6/30/08..................           1/30/01     25,007       9,822           3       0.0(a)
Harborside Healthcare Corp.
  (zero coupon), due 8/1/07
  12.00%, beginning 8/1/04.............           5/12/01     66,000      47,474      23,100       0.1
  Class A, Warrants....................           5/12/01      1,220       1,854          12       0.0(a)
Millicom International Cellular S.A.
  2.00%, due 6/1/06....................           5/13/03     11,000      10,074      63,167       0.1
Morris Material Handling, Inc.
  Common Stock.........................   3/5/99-10/22/01        261         102       1,383       0.0(a)
NEON Communications, Inc.
  Common Stock.........................           9/11/03      4,021       3,563       5,026       0.0(a)
  Preferred Stock
  12.00%...............................           12/3/02        438       4,882       4,928       0.0(a)
  Warrants.............................           9/11/03      4,021       3,563          40       0.0(a)
  Warrants, Class A....................           12/3/02      2,192          22       2,740       0.0(a)
  Warrants, Redeemable Preferred.......           12/3/02      2,630          26          26       0.0(a)
Owens Corning, Inc.
  Bank debt, Revolver
  (zero coupon), due 1/1/04............    1/10/02-6/6/02     70,666      47,912      46,404       0.1
Pacific & Atlantic (Holdings) Inc.
  Convertible Preferred Stock
  7.50%, Class A.......................    2/4/00-6/28/02        207           2           2       0.0(a)
                                                                        --------    --------       ---
                                                                        $302,626    $220,939       0.5%
                                                                        ========    ========       ===

-------

(a)  Less than one tenth of a percent.
(b)  Less than one dollar.

(D) LOAN PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan commitments and loan participations. Loan commitments and loan participations are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money and records interest as earned. The unfunded amounts are recorded in memorandum accounts. The Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). As of October 31, 2003, the Fund had an unfunded loan commitment pursuant to the following loan agreement:

                                                               UNFUNDED
BORROWER                                                      COMMITMENT
--------                                                      ----------
Owens Corning, Inc. ........................................    $4,651
                                                                ======

This commitment is available until maturity date of the respective security.

(E) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing or to seek to enhance returns. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

MainStay Strategic Value Fund


Written option activity for the period ended October 31, 2003 was as follows:

                                                              NUMBER OF
                                                              CONTRACTS    PREMIUM
                                                              ---------    -------
Options outstanding at December 31, 2002....................      --       $    --
Options -- written..........................................     (31)       (3,807)
Options -- buybacks.........................................      16         2,352
Options -- exercised........................................      15         1,455
                                                                 ---       -------
Options outstanding at October 31, 2003.....................      --       $    --
                                                                 ===       =======

(F) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(G) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated net realized loss on investments, and accumulated net realized gain on foreign currency transactions arising from permanent differences; net assets at October 31, 2003, are not effected.

                                ACCUMULATED
                                NET REALIZED
 ACCUMULATED     ACCUMULATED        GAIN
UNDISTRIBUTED    NET REALIZED    ON FOREIGN
NET INVESTMENT     LOSS ON        CURRENCY
    INCOME       INVESTMENTS    TRANSACTIONS
--------------   ------------   ------------
    $8,437          $(741)        $(7,696)

The reclassifications for the Fund are primarily due to premium amortization adjustments and foreign currency gain (loss).

(H) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities purchased for the Fund are accreted and amoritized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amoritized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(I) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(J) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gains (losses) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

MainStay Strategic Value Fund


Foreign currency held at October 31, 2003:

       CURRENCY                        COST                 VALUE
-----------------------               -------              -------
Euro    E       10,365                $12,116              $12,049
                                      =======              =======

(K) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets. Effective March 12, 2002, the Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the ten months ended October 31, 2003 and year ended December 31, 2002, the Manager earned from the Fund $223,494 and $254,463, respectively. For the ten months ending October 31, 2003 and year ended December 31, 2002, the Manager reimbursed the Fund $164,793 and $134,377, respectively.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.375% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $2,333 for the ten months ended October 31, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $27, $27,551 and $257, respectively, for the ten months ended October 31, 2003.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the ten months ended October 31, 2003 and year ended December 31, 2002, amounted to $185,583 and $201,215, respectively.

(E) TRUSTEES' FEES. Trustees, other than those currently affiliated with NYLIM are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Strategic Value Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown in the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $768 for the ten months ended October 31, 2003 and $666 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of

MainStay Strategic Value Fund


$100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $12,708 for the ten months ended October 31, 2003 and $14,642 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2003, the components of accumulated loss on a tax basis were as follows:

UNDISTRIBUTED NET   ACCUMULATED CAPITAL    UNREALIZED    TOTAL ACCUMULATED
INVESTMENT INCOME    AND OTHER LOSSES     APPRECIATION         LOSS
-----------------   -------------------   ------------   -----------------
    $100,116            $(3,328,109)       $1,111,058       $(2,116,935)

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals, premium amortization adjustments and bond reorganizations.

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $3,328,109 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

CAPITAL LOSS                                                  AMOUNT
AVAILABLE THROUGH                                             (000'S)
-----------------                                             -------
     2010...................................................  $1,669
     2011...................................................   1,659
                                                              ------
                                                              $3,328
                                                              ======

The tax character of distributions paid during the ten months ended October 31, 2003 and years ended December 31, 2002 and 2001, shown in the Statement of Changes in Net Assets, was as follows:

                                                    2003        2002         2001
                                                  --------    --------    ----------
Distributions paid from:
  Ordinary Income                                 $621,828    $736,573    $1,076,467
  Long Term Capital Gains                               --          --       736,028
                                                  --------    --------    ----------
                                                  $621,828    $736,573    $1,812,495
                                                                          ==========

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the ten months ended October 31, 2003, purchases and sales of securities, other than short-term securities, were $14,073 and $12,872, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the ten months ended October 31, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                            YEAR ENDED DECEMBER 31,
                                 JANUARY 1, THROUGH        ---------------------------------------------------------
                                  OCTOBER 31, 2003*                   2002                          2001
                             ---------------------------   ---------------------------   ---------------------------
                             CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                             -------   -------   -------   -------   -------   -------   -------   -------   -------
Shares sold................    425       553        39       302       496        65        261      406        23
Shares issued in
  reinvestment of dividends
  and distributions........     21        45         1        23        57         1         58      115         1
                              ----      ----       ---      ----      ----       ---     ------     ----       ---
                               446       598        40       325       553        66        319      521        24
Shares redeemed............   (241)     (412)      (25)     (222)     (513)      (39)    (1,391)    (540)      (14)
                              ----      ----       ---      ----      ----       ---     ------     ----       ---
Net increase (decrease)....    205       186        15       103        40        27     (1,072)     (19)       10
                              ====      ====       ===      ====      ====       ===     ======     ====       ===

-------

 * The Fund changed its fiscal year end from December 31 to October 31.

NOTE 8--OTHER MATTERS:

New York Life Investment Management LLC (NYLIM) and mutual funds that NYLIM advises, including The MainStay Funds, have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading and other matters. We are cooperating fully in responding to these requests. We have no reason to believe that NYLIM or any of the mutual funds NYLIM advises has been targeted as the subject of any governmental or regulatory enforcement action.

Report of Independent Auditors

To the Trustees of the MainStay Funds and Shareholders of MainStay Strategic Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Strategic Value Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the ten months ended October 31, 2003 and the year ended December 31, 2002, the changes in its net assets for the ten months ended October 31, 2003 and each of the two years in the period ended December 31, 2002 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 22, 2003

TAX INFORMATION (UNAUDITED)

The Fund intends to designate the maximum amount of dividends, qualified for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003, allowable.

In addition, 56.0% of the ordinary income dividends paid during the ten months ended October 31, 2003 qualify for the corporate dividends received deduction under section 243 of the Internal Revenue Code.

The MainStay Funds--Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   2002 and         Manager, New York Life Investment
                          Trustee since    Management LLC (including predecessor
                          2000             advisory organizations) and New York
                                           Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Executive Vice
                                           President and Manager, NYLIFE LLC;
                                           Manager, NYLIFE Distributors LLC; Vice
                                           Chairman, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        41             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, NYLIFE LLC; Director, NYLIFE
                                           Securities, Inc.; Chairman, President,
                                           and Manager, NYLIFE Distributors LLC;
                                           Manager, McMorgan & Company LLC;
                                           Chairman, Trustee, and President,
                                           Eclipse Funds, (4 portfolios); Chairman
                                           and Director, Eclipse Funds Inc. (13
                                           portfolios); Senior Vice President,
                                           Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities
  Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5
  Years."

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24             None
3/1/32                    1996             Officer, New York Life Insurance Company
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Manager, MacKay Shields LLC;          24             None
7/1/25                    1991             Chairman, Chief Executive Officer, and
                                           President, New York Life Insurance
                                           Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Non-Executive
11/13/39                  1997             Chancellor, Queen's University (1985 to                Director, Allied
                                           2001).                                                 Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group,
                                                                                                  Plc; Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc.
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, Adolor
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Corporation;
                          Non-             firm).                                                 Director, First
                          Interested                                                              Advantage
                          Trustee                                                                 Corporation.
---------------------------------------------------------------------------------------------------------------------
Michael H. Sutton         Trustee since    Retired. Independent Consultant (1999 to       24             None
9/19/40                   2003             present); Special Consultant, Financial
                                           Accounting Standards Board (1998 to
                                           1999); Chief Accountant, United States
                                           Securities and Exchange Commission (1995
                                           to 1998).
---------------------------------------------------------------------------------------------------------------------

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Advisor (July 2003 to present) and             24             None
2/13/52                   1994             Managing Director (2001 to June 2003),
                                           The Carlyle Group (private investment
                                           firm); Chairman and Chief Executive
                                           Officer, Somerset Group (financial
                                           advisory firm); Senior Managing
                                           Director, Groupe Arnault (private
                                           investment firm) (1999 to 2001).
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Manager, NYLIFE Distributors
                                           LLC.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, and MainStay VP Series
                          since 2001       Fund, Inc.; Chief Financial Officer and
                                           Assistant Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors LLC; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., and Eclipse Funds; Managing
                                           Director and Senior Counsel, Lehman
                                           Brothers Inc., (October 1998 to December
                                           1999); General Counsel and Managing
                                           Director, JP Morgan Investment
                                           Management Inc. (1986 to September
                                           1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc.; Vice
                                           President-Financial Operations and Chief
                                           Financial Officer, NYLIFE Distributors
                                           LLC; Tax Vice President, New York Life
                                           International, LLC; Tax Vice President,
                                           Eclipse Funds, Eclipse Funds Inc., and
                                           MainStay VP Series Fund, Inc.
---------------------------------------------------------------------------------------------------------------------

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund(2)
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(3)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MacKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

McMORGAN & COMPANY LLC(4)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Ceased operations as of November 28, 2003.
3. Closed to new investors as of December 1, 2001.
4. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Auditors

1. As of October 31, 2003.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment
Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors LLC. All rights reserved.  MSST11- 12/03
                      NYLIM-A04372                               17
[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Strategic Value Fund

    ANNUAL REPORT

    OCTOBER 31, 2003

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3

                                                              $10,000 Invested in MainStay Tax Free Bond
                                                              Fund versus Lehman Brothers(R) Municipal Bond
                                                              Index, a Tax Free Bond Composite Index, and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4

                                                              Portfolio Management Discussion and Analysis     6

                                                              Year-by-Year and 10-Month Performance            7

                                                              Portfolio of Investments                        10

                                                              Financial Statements                            15

                                                              Notes to Financial Statements                   20

                                                              Report of Independent Auditors                  26

                                                              Trustees and Officers                           27

                                                              The MainStay(R) Funds                           30

                       This page intentionally left blank

President's Letter

The first 10 months of 2003 represented a positive period for most investors. Although the stock market struggled from mid-January through early March, it recovered strongly through the end of October. The rally began several days before coalition forces entered Iraq and continued long after the conclusion of major combat operations. Although difficulties in Iraq, the Middle East, and North Korea continued to raise concerns, investors have tended to focus on corporate earnings and the potential for an economic turnaround.

The Federal Reserve remained accommodative throughout the 10-month period, and the Federal Open Market Committee lowered the targeted federal funds rate by 25 basis points on June 25, 2003, to a low 1.0%. Real gross domestic product, which grew at a modest 1.4% in the first quarter of 2003, rose by 3.3% in the second quarter. According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter. Much of this increase resulted from robust consumer spending. Although unemployment rates remain high, the figures have declined from their peak in June 2003, and the Federal Reserve recently observed that "the labor market appears to be stabilizing."

Within the equity market, smaller companies generally outperformed larger ones and growth stocks tended to appreciate more than value equities at all capitalization levels. The bond markets benefited from anticipation of the Federal Reserve's easing move, and while yields on short-term securities continued to decline, yields on longer-term bonds rose to a peak in early September and closed the reporting period higher than where they began. For the 10-month period, corporate bonds generally outpaced Treasury securities, and high-yield bonds and emerging-market debt provided outstanding returns.

At MainStay, each of our Funds seeks to achieve its investment objective with an established process that is consistently applied in all market environments. While markets may shift and results may vary, we believe that our time-tested investment strategies can help you pursue your long-range goals with confidence.

As you may have noted, the date of this report differs from the date of previous annual reports. The MainStay Board of Trustees recently approved making October 31 the end of the fiscal year for most MainStay Funds. The report that follows provides details about the specific market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the first 10 months of 2003. If you have any questions about this report or your MainStay Fund investments, your Registered Representative will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
November 2003

$10,000 Invested in MainStay Tax Free
Bond Fund versus Lehman Brothers(R)
Municipal Bond Index, a Tax Free Bond
Composite Index, and Inflation

CLASS A SHARES
Total Returns with Sales Charges: 1 Year -1.99%, 5 Years 2.64%, 10 Years 3.95%

                                                                 LEHMAN BROTHERS
                                         MAINSTAY TAX FREE        MUNICIPAL BOND         TAX FREE BOND
Period-end                                   BOND FUND               INDEX(1)          COMPOSITE INDEX(2)     INFLATION (CPI)(3)
----------                               -----------------       ---------------       ------------------     ------------------
10/31/93                                     $ 9,550.00             $10,000.00             $10,000.00              $10,000.00
10/31/94                                     $ 9,104.00             $ 9,564.00             $ 9,515.00              $10,261.00
10/31/95                                     $10,163.00             $10,983.00             $10,980.00              $10,543.00
10/31/96                                     $10,675.00             $11,610.00             $11,606.00              $10,865.00
10/31/97                                     $11,565.00             $12,596.00             $12,601.00              $11,092.00
10/31/98                                     $12,348.00             $13,605.00             $13,642.00              $11,257.00
10/31/99                                     $11,549.00             $13,364.00             $13,315.00              $11,545.00
10/31/00                                     $12,498.00             $14,502.00             $14,517.00              $11,944.00
10/31/01                                     $13,785.00             $16,025.00             $16,088.00              $12,198.00
10/31/02                                     $14,352.00             $16,966.00             $17,056.00              $12,452.00
10/31/03                                     $14,729.00             $17,833.00             $17,962.00              $12,706.00

CLASS B AND CLASS C SHARES
Class B Total Returns with Sales Charges: 1 Year -2.56%, 5 Years 2.97%, 10 Years 4.21%
Class C Total Returns with Sales Charges: 1 Year 1.39%, 5 Years 3.31%, 10 Years 4.21%

                                                                 LEHMAN BROTHERS
                                         MAINSTAY TAX FREE        MUNICIPAL BOND         TAX FREE BOND
Period-end                                   BOND FUND               INDEX(1)          COMPOSITE INDEX(2)     INFLATION (CPI)(3)
----------                               -----------------       ---------------       ------------------     ------------------
10/31/93                                     $10,000.00             $10,000.00             $10,000.00              $10,000.00
10/31/94                                     $ 9,533.00             $ 9,564.00             $ 9,515.00              $10,261.00
10/31/95                                     $10,630.00             $10,983.00             $10,980.00              $10,543.00
10/31/96                                     $11,141.00             $11,610.00             $11,606.00              $10,865.00
10/31/97                                     $12,048.00             $12,596.00             $12,601.00              $11,092.00
10/31/98                                     $12,837.00             $13,605.00             $13,642.00              $11,257.00
10/31/99                                     $11,977.00             $13,364.00             $13,315.00              $11,545.00
10/31/00                                     $12,916.00             $14,502.00             $14,517.00              $11,944.00
10/31/01                                     $14,212.00             $16,025.00             $16,088.00              $12,198.00
10/31/02                                     $14,757.00             $16,966.00             $17,056.00              $12,452.00
10/31/03                                     $15,108.00             $17,833.00             $17,962.00              $12,706.00

-------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MAINSTAYFUNDS.COM. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. The Lehman Brothers(R) Municipal Bond Index is an unmanaged index that includes approximately 15,000 municipal bonds that are rated Baa or better by Moody's and have a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

----------

2. The Tax Free Bond Composite Index is an unmanaged index that is comprised of the Lehman Brothers(R) Municipal Bond Index and the Lehman Brothers(R) Municipal Insured Index weighted 50%/50%. The Lehman Brothers(R) Municipal Insured Index includes all the insured bonds in the Lehman Brothers(R) Municipal Bond Index with a maturity of at least one year and a rating of Baa or better by Moody's. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly into an index or a composite.

3. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

Economic growth was lackluster early in 2003, with real gross domestic product advancing at an annual rate of 1.4% during the first quarter of the year. Three important economic drivers--business confidence, capital spending, and hiring-- were all weak. That left the job of supporting the economy to the consumer and the robust housing market. GDP grew at a 3.3% annualized rate in the second quarter of 2003, aided by an accommodative monetary policy, a stimulative fiscal policy, and a lower U.S. dollar. In June, the Federal Reserve tried to bolster economic growth by lowering the targeted federal funds rate to a 1.0%--a four-decade low.

During the first four months of 2003, turbulence in the municipal bond market echoed conflicting viewpoints regarding the economy. In early May, the Federal Reserve ignited a sharp rally in the market when it cited the possibility of "an unwelcome substantial fall in inflation." By mid-June of 2003, 10-year municipals touched an exceedingly low yield of 2.85%. Shortly thereafter, the bond market reversed course amid investor disappointment over the size of the Fed's June easing move in the face of perceived deflationary risk. Ten-year municipal yields rose to 4.07% by mid-August, before falling slightly when mixed economic news left the outlook uncertain. Ten-year municipal yields fell to 3.5% at the end of September but rose again to 3.7% at the end of October when economic data was more upbeat.

Faced with growing budget deficits and historically low interest rates, municipalities continued their torrid issuance pace during the first 10 months of 2003. While issuance did taper off in October because of rising interest rates, calendar-year 2003 issuance is estimated to be between $360 and $380 billion--surpassing the previous record of $357 billion in 2002. Demand has been sufficient to absorb this heavy supply, as investors continued to find value in municipals versus taxable fixed-income securities. As of October 31, 2003, the 30-year municipal bond yield was 94% of the yield on long-term Treasury bonds. Although municipals outperformed Treasuries during the reporting period, we believe that municipal valuations are still attractive from a longer-term perspective.

PERFORMANCE REVIEW

For the 10 months ended October 31, 2003, MainStay Tax Free Bond Fund returned 0.54% for Class A shares and 0.32% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 2.80% return of the average Lipper(1) general municipal debt fund for the same period. All share classes also underperformed the 3.37% return of the Lehman Brothers(R) Municipal Bond Index(2) and the 3.49% return of the Fund's Tax Free Composite Index(3) for the 10 months ended October 31, 2003.

-------
1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
2. See footnote on page 4 for more information about Lehman Brothers(R) Municipal Bond Index.
3. See footnote on page 5 for more information about the Fund's Tax Free Bond Composite Index.

YEAR-BY-YEAR AND 10-MONTH PERFORMANCE (WITHOUT SALES CHARGES)

CLASS A SHARES

Period-end                                                                   Total Return %
----------                                                                   --------------
12/94                                                                            -6.02
12/95                                                                            15.00
12/96                                                                             3.63
12/97                                                                             9.02
12/98                                                                             4.98
12/99                                                                            -6.75
12/00                                                                            12.15
12/01                                                                             4.04
12/02                                                                             8.61
10/03                                                                             0.54

CLASS B AND CLASS C SHARES

Period-end                                                                   Total Return %
----------                                                                   --------------
12/94                                                                            -6.02
12/95                                                                            14.86
12/96                                                                             3.33
12/97                                                                             8.80
12/98                                                                             4.83
12/99                                                                            -6.96
12/00                                                                            11.75
12/01                                                                             3.79
12/02                                                                             8.34
10/03                                                                             0.32

STRATEGIC DURATION POSITIONING

Our duration positioning significantly detracted from performance during the reporting period. The Fund's duration was shorter than the Lehman Brothers Municipal Bond Index at the end of February 2003, as concerns over geopolitical risks intensified and we felt that yields had little room to decline further. Although this strategy enhanced performance in March and April when yields rose modestly, it hampered overall performance when yields fell to multidecade lows in May. Our thesis for maintaining a short duration included a pending record auction of Treasury securities to finance the growing budget deficit, a sustained rally in equities, and narrower corporate-bond spreads. Historically, these trends have caused interest rates to move higher.

A confluence of events, however, drove interest rates down even further. At its May 2003 meeting, the Federal Reserve highlighted the risks of deflation. Meanwhile, Asian central banks were aggressively purchasing Treasuries to keep their currencies from rising against the dollar. As rates moved moderately higher toward the end of the second quarter of 2003, we used the opportunity to return to a neutral duration posture.

In early July, bond yields continued to rise. We began extending the Fund's duration prior to Federal Reserve Chairman Alan Greenspan's semiannual testimony before Congress. We expected that he would focus his remarks on concerns that a rapid rise in rates would stop the mortgage-refinancing boom and temper consumer spending. Instead, Greenspan offered an upbeat prediction on expected economic growth and classified deflationary risks as "remote." In response, the bond market's sell-off intensified, causing our duration extension to further detract from performance. We maintained the Fund's long duration position throughout much of July and August. As interest rates fell in September, however, we reduced the Fund to a more-neutral position on concerns that the rapid and severe decline in the U.S. dollar could send yields higher if foreign investors curtailed their purchases of U.S. assets.

KEY SECTOR IMPACT

The Fund's overweighted position in tobacco settlement asset-backed securities detracted from performance during the reporting period as yield spreads widened in response to a $10 billion decision entered against Philip Morris by an Illinois court. The decision also mandated that a bond be set aside for the full amount of the verdict, plus interest, should Philip Morris wish to appeal the court's ruling. In April 2003, Philip Morris reached an agreement with the court that lowered the bonding requirement to a manageable level and allowed the company to make on-time payments to states participating in the Master Settlement Agreement (MSA). In September, the Illinois Supreme Court agreed to hear the appeal of its earlier decision. Although following the MSA payment, yield spreads retraced some of their widening, spreads have widened significantly over the past twelve months on concerns about additional legal claims and a threat by Philip Morris to declare bankruptcy if the bonding requirement were not reduced.

It is our opinion that the market has overreacted to the industry's litigation risks, as state and federal courts have rejected numerous class actions. In May 2003, Florida's Third District Court of Appeals decertified a class-action suit whereby punitive damages of $145 billion were awarded. A recent U.S. Supreme Court ruling stated that there must be a relation between compensatory and punitive damages. With tobacco bonds now trading at significantly higher yields than year-end 2002 levels, we continue to believe that these bonds offer attractive yields relative to their risk. At the end of the reporting period, the Fund had a 5.3% weighting in tobacco bonds versus a 2% weighting for similar bonds in the Lehman Brothers Municipal Bond Index.

LOOKING AHEAD

Municipalities have been forced to cut spending, raise taxes and fees, and tap "rainy day" and tobacco settlement funds to help close the gaps in their fiscal years ended June 2003. The National Conference of State Legislators estimates that states have reduced their cumulative budget gaps by more than $200 billion since budget difficulties first emerged three years ago. Unfortunately, budget woes will continue into fiscal year 2004, as states face a projected deficit of $78 billion.

It is widely expected that states will continue to use last year's tactics to pare expenses and raise revenues, with a continued emphasis on fee increases, which are more politically palatable than tax increases. One bright spot is that a strengthening economy would bode well for fragile state budgets. Should the economy lose momentum, however, the loss in taxes and other revenues could further strain state budgets. Given this uncertain environment, we continue to carefully monitor regional credit trends and underweight issuers, such as the State of California, where imbalances are particularly large.

As of October 31, 2003, the Fund's duration was modestly shorter than the Lehman Brothers Municipal Bond Index. Preliminary estimates from the Bureau of Economic Analysis suggest that GDP rose at a seasonally adjusted annual rate of 8.2% in the third quarter of 2003. With the economy finally adding new jobs in October, we remain alert to signs that the employment situation will gain traction. This would likely lead to higher bond yields. Even so, we believe that any increases are likely to remain moderate as long as the Federal Reserve continues to focus on the prospects for declining inflation and maintains its position that rates could remain low for a considerable period.

Whatever the markets or economy may bring, the Fund will continue to seek to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

John Fitzgerald
Laurie Walters
Portfolio Managers
MacKay Shields LLC

The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. A portion of income may be subject to state and local taxes or the alternative minimum tax.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

MainStay Tax Free Bond Fund

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LONG-TERM MUNICIPAL BONDS (95.4%)+

ALABAMA (3.6%)
Huntsville Alabama Health Care
 Authority, Series A
 5.75%, due 6/1/31.............  $2,500,000       $  2,541,325
Phoenix County Alabama
 Industrial
 Development Board
 Environmental
 Improvement Revenue
 6.35%, due 5/15/35 (b)........   3,000,000          3,073,290
University of
 Alabama-Birmingham
 University Revenues
 6.00%, due 10/1/16-10/1/17....   5,995,000          6,924,525
                                                  ------------
                                                    12,539,140
                                                  ------------
ALASKA (0.8%)
Northern Tobacco Securitization
 Corp.
 Alaska Tobacco Settlements
 Asset-Backed Bonds
 6.50%, due 6/1/31.............   3,055,000          2,705,691
                                                  ------------

CALIFORNIA (7.4%)
California Infrastructure &
 Economic
 Development
 Kaiser Hospital Asset I-LLC
 Series A
 5.55%, due 8/1/31.............   2,000,000          2,037,660
California State
 General Obligation
 5.125%, due 11/1/24...........   2,000,000          1,972,180
California Statewide Community
 Catholic Healthcare West
 6.50%, due 7/1/20.............   2,000,000          2,156,000
Foothill-Eastern Transportation
 Corridor Agency, Toll Road
 Revenue, Series A
 (zero coupon), due 1/1/28.....  12,000,000          3,338,280
Golden State Tobacco
 Securitization Corp.
 California Tobacco
 Settlement Revenue
 Series 2003-A-1
 6.625%, due 6/1/40............   3,750,000          3,360,863
Los Angeles California
 Unified School District
 Series D
 5.625%, due 7/1/17............   2,000,000          2,326,820
 5.75%, due 7/1/16 (d).........   6,000,000          6,966,960
San Francisco California City &
 County Airports Commission
 International Airport Revenue
 Second Series, Issue 6
 6.50%, due 5/1/18 (b).........   3,240,000          3,388,068
                                                  ------------
                                                    25,546,831
                                                  ------------

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
COLORADO (0.4%)
Denver Colorado Health &
 Hospital
 Authority, Healthcare Revenue
 Series A
 6.00%, due 12/1/23-12/1/31....  $1,500,000       $  1,490,590
                                                  ------------

DELAWARE (0.7%)
Delaware State Economic
 Development Authority
 Pollution Control
 Delmarva Power
 Series C
 4.90%, due 5/1/26.............   2,250,000          2,449,552
                                                  ------------

FLORIDA (5.1%)
Capital Trust Agency Florida
 Housing Shadow Run Project
 Series A
 5.15%, due 11/1/30............   2,190,000          2,322,013
Highlands County Florida
 Health Facilities
 Authority Revenue
 Hospital Adventist Health
 Systems D
 5.375%, due 11/15/35..........   4,000,000          3,978,680
Meadow Pointe III Community
 Development
 District Florida Capital
 Improvement Revenue
 Series B
 5.25%, due 11/1/07............   2,400,000          2,386,776
Meadow Pointe IV Community
 Development
 District Florida Capital
 Improvement Revenue
 Series B
 5.125%, due 11/1/07...........   1,000,000          1,000,360
Oakstead Florida Community
 Development District
 Capital Improvement Revenue
 Series B
 5.90%, due 5/1/07.............   2,000,000          2,012,840

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2003


                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)

FLORIDA (CONTINUED)
Orange County Florida
 Health Facilities
 Authority Revenue
 Hospital Adventist Health
 Systems
 5.625%, due 11/15/32..........  $3,000,000       $  3,049,260
Tampa Florida Utility Tax &
 Special Revenue Refunding
 6.00%, due 10/1/08............   1,500,000          1,744,080
Waterchase Community
 Development
 District Florida Capital
 Improvement Revenue
 Series B
 5.90%, due 5/1/08.............   1,030,000          1,028,599
                                                  ------------
                                                    17,522,608
                                                  ------------
ILLINOIS (12.0%)
Chicago Illinois Board of
 Education
 5.875%, due 12/1/14...........   3,130,000          3,580,032
Chicago Illinois Metropolitan
 Water
 Reclamation District Greater
 Chicago Capital Improvement
 Series C
 5.375%, due 12/1/16...........   2,500,000          2,748,575
Chicago Illinois Park District
 Harbor Facility Revenue
 5.50%, due 1/1/09.............   2,085,000          2,371,708
Chicago Illinois Wastewater
 Transmission Revenue
 5.50%, due 1/1/30.............   7,000,000          7,708,610
Chicago Illinois Water Revenue
 6.50%, due 11/1/15............   3,005,000          3,668,775
Illinois Health Facilities
 Authority Revenue
 5.75%, due 7/1/29.............   2,000,000          2,077,920
 6.25%, due 11/15/29...........   4,000,000          4,203,160
Illinois State Sales Tax
 Revenue
 Second Series
 5.50%, due 6/15/16-6/15/17....   6,645,000          7,457,304
Regional Transportation
 Authority of Illinois
 Series C
 7.10%, due 6/1/25.............   1,500,000          1,582,965
State of Illinois
 First Series
 5.375%, due 11/1/16...........   2,000,000          2,200,640
 5.75%, due 6/1/14.............   3,450,000          4,016,007
                                                  ------------
                                                    41,615,696
                                                  ------------
KANSAS (1.5%)
Burlington Pollution Control
 Revenue
 Kansas Gas & Electric Co.
 Project
 7.00%, due 6/1/31.............   5,000,000          5,225,750
                                                  ------------

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LOUISIANA (1.2%)
Louisiana State Offshore
 Terminal
 Authority, Deepwater Port
 Revenue
 Series C
 5.25%, due 9/1/16.............  $3,970,000       $  4,144,878
                                                  ------------

MASSACHUSETTS (8.0%)
Massachusetts Bay
 Transportation
 Authority Assessment
 Series A
 5.25%, due 7/1/16.............   4,430,000          4,813,372
 5.75%, due 7/1/18.............   2,500,000          2,819,075
Massachusetts State
 Consolidated Loan
 Series C
 5.50%, due 10/1/09............   4,000,000          4,559,280
Massachusetts State Health &
 Educational Facilities
 Partners Healthcare Systems
 Series C
 5.75%, due 7/1/32.............   5,000,000          5,209,000
Massachusetts State
 General Obligation
 Series D
 5.50%, due 10/1/09............   9,000,000         10,196,190
                                                  ------------
                                                    27,596,917
                                                  ------------
MISSISSIPPI (0.1%)
Mississippi Home Corporation
 Single
 Family Revenue Mortgage
 Series A-2
 4.70%, due 6/1/24 (b).........     445,000            466,841
                                                  ------------

NEBRASKA (0.4%)
Nebraska Investment Finance
 Authority, Single Family
 Housing Revenue
 Series C
 6.30%, due 9/1/28 (b).........   1,465,000          1,521,739
                                                  ------------

NEVADA (2.3%)
Clark County Nevada Bond Bank
 5.50%, due 7/1/14.............   5,460,000          6,066,333
Clark County Nevada Pollution
 Control Revenue
 Nevada Power Co. Project
 Series B
 6.60%, due 6/1/19.............   1,925,000          1,987,755
                                                  ------------
                                                     8,054,088
                                                  ------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund


                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)

NEW JERSEY (6.2%)
Cape May County New Jersey
 Industrial Pollution Control
 Finance Authority
 Atlantic City Electric Co.
 Project A
 7.20%, due 11/1/29 (b)........  $3,000,000       $  3,235,770
New Jersey Economic Development
 Authority Revenue
 Transportation Project
 Series A
 5.875%, due 5/1/14............   8,000,000          9,296,800
New Jersey State Trust Fund
 Transportation Authority
 System
 Series C
 5.50%, due 12/15/17...........   3,810,000          4,326,865
Tobacco Settlement
 Financing Corp.
 6.125%, due 6/1/24............   5,000,000          4,584,750
                                                  ------------
                                                    21,444,185
                                                  ------------
NEW YORK (16.1%)
Long Island Power Authority
 New York Electric
 System Revenue
 Series A
 5.50%, due 12/1/12............   2,470,000          2,852,727
Metropolitan Transportation
 Authority New York
 Commuter Facilities Revenue
 Series A
 5.625%, due 7/1/27............   9,500,000         10,928,705
 5.75%, due 7/1/21.............   1,000,000          1,155,350
Metropolitan Transportation
 Authority New York Revenue
 Series A
 5.00%, due 11/15/25...........   1,500,000          1,519,020
Nassau County New York
 Interim Financial Authority
 Sales Tax Secured
 Series A
 5.75%, due 11/15/12...........   1,000,000          1,137,280
New York City General
 Obligation
 Series E
 5.875%, due 8/1/13............  10,000,000         10,942,700
 Series D
 8.00%, due 8/1/04.............      30,000             30,472
New York State Dormitory
 Authority
 Lease Revenue
 Court Facilities
 5.75%, due 5/15/30............   2,000,000          2,196,500

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
NEW YORK (CONTINUED)
New York State Dormitory
 Authority l Revenue
 State Personal Income Tax
 Education, Series A
 5.00%, due 3/15/32............  $2,500,000       $  2,515,675
 Series C
 7.375%, due 5/15/10...........   4,720,000          5,660,035
 Series B
 7.50%, due 5/15/11 (d)........   1,740,000          2,199,377
 7.50%, due 5/15/11............   2,870,000          3,503,294
 New York University
 Series A
 6.00%, due 7/1/19.............   3,700,000          4,395,008
New York State Environmental
 Facilities Corp. Pollution
 Control
 Revenue, State Water
 Series A
 7.50%, due 6/15/12............     295,000            304,750
 Series B
 7.50%, due 3/15/11............      45,000             45,223
New York State Thruway
 Authority
 Highway & Bridge Trust Fund
 Series B-1
 5.75%, due 4/1/16.............   2,500,000          2,828,375
 Service Contract Revenue
 Local Highway & Bridge
 Series B-1
 5.75%, due 4/1/16.............     100,000            111,965
Triborough Bridge & Tunnel
 Authority
 New York Revenues
 5.00%, due 11/15/32 (d).......   3,500,000          3,531,605
                                                  ------------
                                                    55,858,061
                                                  ------------
NORTH CAROLINA (4.7%)
North Carolina Eastern
 Municipal
 Power Agency Systems Revenue
 Series A
 5.50%, due 1/1/12.............   2,000,000          2,136,700
 Series D
 6.75%, due 1/1/26.............   2,000,000          2,148,240
North Carolina Housing Finance
 Agency Home Ownership
 Series 13-A
 4.25%, due 1/1/28 (b).........   4,155,000          4,345,133
North Carolina Municipal Power
 Agency N1 Catawba Electric
 Revenue, Series B
 6.50%, due 1/1/20.............   7,000,000          7,639,310
                                                  ------------
                                                    16,269,383
                                                  ------------
OHIO (0.8%)
Lorain County Ohio Hospital
 Revenue
 Catholic Healthcare
 5.375%, due 10/1/30...........   2,300,000          2,307,958
                                                  ------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)

PENNSYLVANIA (3.4%)
Allegheny County Port Authority
 Special Revenue Transportation
 6.25%, due 3/1/16.............  $3,750,000       $  4,456,350
 6.375%, due 3/1/15............   3,120,000          3,726,965
Philadelphia Pennsylvania
 School
 District, Series A
 5.75%, due 2/1/11.............   3,000,000          3,459,660
                                                  ------------
                                                    11,642,975
                                                  ------------
PUERTO RICO (1.3%)
Puerto Rico Commonwealth
 Infrastructure Financial
 Authority
 Special, Series A
 5.50%, due 10/1/17............   1,500,000          1,675,620
Puerto Rico Electric Power
 Authority Revenue
 Series HH
 5.25%, due 7/1/29.............   2,750,000          2,861,513
                                                  ------------
                                                     4,537,133
                                                  ------------
RHODE ISLAND (1.3%)
Tobacco Settlement Financing
 Corp.
 Asset-Backed
 Series A
 6.125%, due 6/1/32............   5,400,000          4,582,980
                                                  ------------

SOUTH CAROLINA (2.1%)
Charleston County South
 Carolina
 Public Improvement
 6.125%, due 9/1/11............   2,425,000          2,826,216
South Carolina Jobs Economic
 Development Authority Revenue
 Bon Secours Health Systems
 5.625%, due 11/15/30..........   4,500,000          4,544,325
                                                  ------------
                                                     7,370,541
                                                  ------------
TEXAS (10.0%)
Austin Texas Water & Wastewater
 System Revenue
 5.75%, due 5/15/15............   2,900,000          3,256,758
Dallas Fort Worth Texas
 International
 Airport Facilities Improvement
 Revenue, Series A
 6.00%, due 11/1/28 (b)........   4,000,000          4,366,440
El Paso Texas General
 Obligation
 5.875%, due 8/15/11...........   1,000,000          1,131,110
Harris County Texas Health
 Facility
 Development Corp.
 Hospital Revenue
 Memorial Hermann Healthcare
 Series A
 6.375%, due 6/1/29............   1,500,000          1,605,165

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
TEXAS (CONTINUED)
Harris County Texas Health
 Facility
 Development Corp. (Continued)
 Saint Luke's Episcopal
 Hospital
 Series A
 5.375%, due 2/15/26...........  $3,500,000       $  3,537,415
Jefferson County Texas Health
 Facility Development Corp.
 Texas Baptist Hospitals
 5.20%, due 8/15/21............   1,250,000          1,292,750
San Antonio Texas Electric &
 Gas
 Series 2000
 5.00%, due 2/1/17 (d).........   5,000,000          5,448,700
San Antonio Texas Municipal
 Drain
 Utilities System Revenue
 5.00%, due 2/1/22.............     600,000            613,560
Tarrant Regional Water District
 Texas Water Revenue
 5.25%, due 3/1/17.............   2,500,000          2,705,825
Texas State General Obligation
 College Student Loan
 5.50%, due 8/1/10 (b).........   1,760,000          1,966,307
Texas State Turnpike Authority
 Center System Revenue
 Series A
 (zero coupon), due
 8/15/21-8/15/23...............  23,000,000          8,520,670
                                                  ------------
                                                    34,444,700
                                                  ------------
WASHINGTON (2.1%)
Seattle Washington Municipal
 Light & Power Revenue
 6.00%, due 10/1/15............   6,500,000          7,192,055
                                                  ------------

WEST VIRGINIA (0.4%)
Kanawha Mercer Nicholas
 Counties
 West Virginia Single Family
 Mortgage Revenue
 (zero coupon), due 2/1/15
 (d)...........................   2,230,000          1,286,353
                                                  ------------

WISCONSIN (3.5% )
Badger Tobacco Asset
 Securitization Corp.
 Asset-Backed Bonds
 6.125%, due 6/1/27............   2,800,000          2,559,424
State of Wisconsin Health &
 Education Facilities Authority
 Revenue Wheaton
 Franciscan Services
 5.75%, due 8/15/25............   2,000,000          2,036,520

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund


                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)

WISCONSIN (CONTINUED)
Wisconsin State General
 Obligation
 Series F
 5.50%, due 5/1/13.............  $1,030,000       $  1,158,410
 Series C
 5.75%, due 5/1/11.............   1,045,000          1,186,619
 6.00%, due 5/1/12.............   4,590,000          5,285,385
                                                  ------------
                                                    12,226,358
                                                  ------------
Total Long-Term Municipal Bonds
 (Cost $310,139,452)...........                    330,043,003
                                                  ------------
CUMULATIVE PREFERRED STOCK (2.9%)

Charter Mac Equity Issuer Trust
 Series A-1
 7.10%, due 6/30/09 (a)........   9,000,000          9,936,810
                                                  ------------
Total Cumulative Preferred
 Stock
 (Cost $9,022,744).............                      9,936,810
                                                  ------------
SHORT-TERM INVESTMENT (1.2%)

TEXAS (1.2%)
Harris County Texas Industrial
 Development Corp.
 Pollution Control Revenue
 1.09%, due 3/1/24 (c).........   4,200,000          4,200,000
                                                  ------------
Total Short-Term Investment
 (Cost $4,200,000).............                      4,200,000
                                                  ------------
Total Investments
 (Cost $323,362,196) (e).......        99.5%       344,179,813(f)
Cash and Other Assets,
 Less Liabilities..............         0.5          1,829,917
                                 -----------      ------------
Net Assets.....................       100.0%      $346,009,730
                                 ===========      ============

-------
(a)  May be sold to Institutional Investors only.
(b)  Interest on these securities is subject to alternative
     minimum tax.
(c)  Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par.
(d)  Prerefunding Securities-issuer has or will issue new
     bonds and use the proceeds to purchase Treasury
     securities that mature at or near the same date as the
     original issue's call date.
(e)  The cost federal income tax purposes is $323,406,596.
(f)  At October 31, 2003, net unrealized appreciation was
     $20,773,217, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $22,299,646 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $1,526,429.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2003

ASSETS:
Investment in securities, at value (identified cost
  $323,362,196).............................................       $344,179,813
Cash........................................................             26,205
Receivables:
  Interest..................................................          5,805,685
  Fund shares sold..........................................             36,265
Other assets................................................             17,601
                                                                   ------------
        Total assets........................................        350,065,569
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          1,969,316
  Fund shares redeemed......................................          1,247,550
  Manager...................................................            182,869
  NYLIFE Distributors.......................................            138,746
  Transfer agent............................................             55,666
  Trustees..................................................              4,251
  Custodian.................................................              2,972
Accrued expenses............................................             83,210
Dividends payable...........................................            371,259
                                                                   ------------
        Total liabilities...................................          4,055,839
                                                                   ------------
Net assets..................................................       $346,009,730
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     43,813
  Class B...................................................            305,118
  Class C...................................................              5,989
Additional paid-in capital..................................        365,093,979
Distributions in excess of net investment income............           (821,043)
Accumulated net realized loss on investments................        (39,435,743)
Net unrealized appreciation on investments..................         20,817,617
                                                                   ------------
Net assets..................................................       $346,009,730
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 42,712,257
                                                                   ============
Shares of beneficial interest outstanding...................          4,381,285
                                                                   ============
Net asset value per share outstanding.......................       $       9.75
Maximum sales charge (4.50% of offering price)..............               0.46
                                                                   ------------
Maximum offering price per share outstanding................       $      10.21
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $297,458,016
                                                                   ============
Shares of beneficial interest outstanding...................         30,511,748
                                                                   ============
Net asset value and offering price per share outstanding....       $       9.75
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  5,839,457
                                                                   ============
Shares of beneficial interest outstanding...................            598,948
                                                                   ============
Net asset value and offering price per share outstanding....       $       9.75
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the period January 1, 2003 through October 31, 2003* and the year ended December 31, 2002.

                                                                 2003*           2002
                                                              ------------   ------------
INVESTMENT INCOME:
Income:
  Interest..................................................  $14,349,237    $19,125,408
                                                              -----------    -----------
Expenses:
  Manager...................................................    1,838,581      2,197,934
  Distribution--Class B.....................................      652,970        796,262
  Distribution--Class C.....................................       13,470         12,025
  Service--Class A..........................................       99,635        107,519
  Service--Class B..........................................      652,970        796,262
  Service--Class C..........................................       13,470         12,025
  Transfer agent............................................      281,631        330,533
  Professional..............................................       70,010         75,981
  Recordkeeping.............................................       52,852         63,298
  Shareholder communication.................................       48,385         57,160
  Registration..............................................       44,089          5,245
  Custodian.................................................       30,616         37,100
  Trustees..................................................       17,464         20,551
  Miscellaneous.............................................       37,328         88,095
                                                              -----------    -----------
    Total expenses..........................................    3,853,471      4,599,990
                                                              -----------    -----------
Net investment income.......................................   10,495,766     14,525,418
                                                              -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions.....................................   (2,118,328)       416,471
  Futures transactions......................................   (6,526,927)      (368,663)
                                                              -----------    -----------
Net realized gain (loss) on investments.....................   (8,645,255)        47,808
                                                              -----------    -----------
Net change in unrealized appreciation (depreciation) on
  investments:
  Security transactions.....................................     (500,577)    14,660,165
  Futures transactions......................................           --        200,000
                                                              -----------    -----------
Net unrealized gain (loss) on investments...................     (500,577)    14,860,165
                                                              -----------    -----------
Net realized and unrealized gain (loss) on investments......   (9,145,832)    14,907,973
                                                              -----------    -----------
Net increase in net assets resulting from operations........  $ 1,349,934    $29,433,391
                                                              ===========    ===========

-------

 * The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets for the period January 1, 2003 through October 31, 2003* and the years ended December 31, 2002 and December 31, 2001

                                                                 2003*           2002           2001
                                                              ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 10,495,766   $ 14,525,418   $ 15,366,501
  Net realized gain (loss) on investments...................    (8,645,255)        47,808      1,914,631
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      (500,577)    14,860,165     (4,189,627)
                                                              ------------   ------------   ------------
  Net increase in net assets resulting from operations......     1,349,934     29,433,391     13,091,505
                                                              ------------   ------------   ------------
Dividends to shareholders:
  From net investment income:
    Class A.................................................    (1,594,540)    (1,815,005)    (1,463,396)
    Class B.................................................    (9,525,277)   (12,523,554)   (13,854,015)
    Class C.................................................      (196,992)      (192,828)       (53,528)
                                                              ------------   ------------   ------------
      Total dividends to shareholders.......................   (11,316,809)   (14,531,387)   (15,370,939)
                                                              ------------   ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    54,870,922     89,117,501     53,389,585
    Class B.................................................    12,874,397     23,954,794     24,464,236
    Class C.................................................     2,895,325     12,490,411      1,250,466
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................       982,515      1,202,975      1,167,245
    Class B.................................................     6,221,055      8,110,690      8,874,295
    Class C.................................................       147,034        142,364         35,759
                                                              ------------   ------------   ------------
                                                                77,991,248    135,018,735     89,181,586
Cost of shares redeemed:
    Class A.................................................   (57,989,235)   (85,708,671)   (36,941,728)
    Class B.................................................   (36,460,278)   (36,553,847)   (37,789,297)
    Class C.................................................    (4,600,575)    (6,835,348)      (813,700)
                                                              ------------   ------------   ------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................   (21,058,840)     5,920,869     13,636,861
                                                              ------------   ------------   ------------
      Net increase (decrease) in net assets.................   (31,025,715)    20,822,873     11,357,427
NET ASSETS:
Beginning of period.........................................   377,035,445    356,212,572    344,855,145
                                                              ------------   ------------   ------------
End of period...............................................  $346,009,730   $377,035,445   $356,212,572
                                                              ============   ============   ============
Distributions in excess of net investment income............  $   (821,043)  $         --   $         --
                                                              ============   ============   ============

-------

     The Fund changed its fiscal year end from December 31, to
 *   October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                ---------------------------------------------------------------------------------
                                                January 1,
                                                   2003
                                                  through                            Year ended December 31,
                                                October 31,      ----------------------------------------------------------------
                                                   2003*           2002          2001          2000          1999          1998
                                                -----------      --------      --------      --------      --------      --------
Net asset value at beginning of period........   $  10.02        $   9.62      $   9.68      $   9.08      $  10.20      $  10.19
                                                 --------        --------      --------      --------      --------      --------
Net investment income.........................       0.30            0.41          0.45          0.47          0.45          0.47
Net realized and unrealized gain (loss) on
 investments..................................      (0.25)           0.40         (0.06)         0.60         (1.12)         0.03
                                                 --------        --------      --------      --------      --------      --------
Total from investment operations..............       0.05            0.81          0.39          1.07         (0.67)         0.50
                                                 --------        --------      --------      --------      --------      --------
Less dividends:
 From net investment income...................      (0.32)          (0.41)        (0.45)        (0.47)        (0.45)        (0.49)
                                                 --------        --------      --------      --------      --------      --------
Net asset value at end of period..............   $   9.75        $  10.02      $   9.62      $   9.68      $   9.08      $  10.20
                                                 ========        ========      ========      ========      ========      ========
Total investment return (a)...................       0.54%           8.61%         4.04%        12.15%        (6.75%)        4.98%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income......................       3.64%+          4.19%         4.59%         5.05%         4.62%         4.61%
   Expenses...................................       1.04%+          1.03%         1.03%         1.03%         1.02%         1.02%
Portfolio turnover rate.......................         34%             39%           57%           56%          101%          116%
Net assets at end of period (in 000's)........   $ 42,712        $ 46,131      $ 39,760      $ 22,495      $ 13,676      $ 17,868

-------

     The Fund changed its fiscal year end from December 31, to
 *   October 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 Class B                                                         Class C
    ------------------------------------------------------------------   -------------------------------------------------------
    January 1,                                                           January 1,
       2003                                                                 2003
      through                   Year ended December 31,                    through              Year ended December 31,
    October 31,   ----------------------------------------------------   October 31,   -----------------------------------------
       2003*        2002       2001       2000       1999       1998        2003*        2002       2001       2000       1999
    -----------   --------   --------   --------   --------   --------   -----------   --------   --------   --------   --------
     $  10.02     $   9.62   $   9.68   $   9.09   $  10.21   $  10.19    $  10.02     $   9.62   $   9.68   $   9.09   $  10.21
     --------     --------   --------   --------   --------   --------    --------     --------   --------   --------   --------
         0.28         0.39       0.42       0.45       0.43       0.45        0.28         0.39       0.42       0.45       0.43
        (0.25)        0.40      (0.06)      0.59      (1.12)      0.03       (0.25)        0.40      (0.06)      0.59      (1.12)
     --------     --------   --------   --------   --------   --------    --------     --------   --------   --------   --------
         0.03         0.79       0.36       1.04      (0.69)      0.48        0.03         0.79       0.36       1.04      (0.69)
     --------     --------   --------   --------   --------   --------    --------     --------   --------   --------   --------
        (0.30)       (0.39)     (0.42)     (0.45)     (0.43)     (0.46)      (0.30)       (0.39)     (0.42)     (0.45)     (0.43)
     --------     --------   --------   --------   --------   --------    --------     --------   --------   --------   --------
     $   9.75     $  10.02   $   9.62   $   9.68   $   9.09   $  10.21    $   9.75     $  10.02   $   9.62   $   9.68   $   9.09
     ========     ========   ========   ========   ========   ========    ========     ========   ========   ========   ========
         0.32%        8.34%      3.79%     11.75%     (6.96%)     4.83%       0.32%        8.34%      3.79%     11.75%     (6.96%)

         3.39%+       3.94%      4.34%      4.80%      4.37%      4.36%       3.39%+       3.94%      4.34%      4.80%      4.37%
         1.29%+       1.28%      1.28%      1.28%      1.27%      1.27%       1.29%+       1.28%      1.28%      1.28%      1.27%
           34%          39%        57%        56%       101%       116%         34%          39%        57%        56%       101%
     $297,458     $323,349   $314,867   $321,230   $358,417   $461,420    $  5,840     $  7,555   $  1,586   $  1,130   $    490

        Class C
     -------------

     September 1**
        through
     December 31,
         1998
     -------------
       $  10.25
       --------
           0.15
          (0.04)
       --------
           0.11
       --------
          (0.15)
       --------
       $  10.21
       ========
           1.09%

           4.36%+
           1.27%+
            116%
       $      5

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Tax Free Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if those prices are deemed by the Fund's Manager to be representative of market values, at the regular close of business of the New York Stock Exchange. Futures contracts are valued at the last posted settlement price on the market where such futures are principally traded. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which

Notes to Financial Statements


market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

(B) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of the Fund's portfolio or to try to enhance the Fund's returns.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise-tax provision is required.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned. Discounts and Premiums on securities purchased by the Fund are accreted and amortized respectively, on the constant yield method over the life of the

MainStay Tax Free Bond Fund


respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

The investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. For the ten months ended October 31, 2003, the Manager earned from the Fund $1,838,581. For the year ended December 31, 2002, the Manager earned from the Fund $2,197,934.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $1,708 for the ten months ended October 31, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $103,159, $80,604 and $3,122, respectively, for the ten months ended October 31, 2003.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the ten months ended October 31, 2003, and the year ended December 31, 2002, amounted to $281,631 and $330,533, respectively.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic attended plus reimbursement for travel and out-of-pocket expenses. The Lead Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Tax Free Bond Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional Fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $7,612 for the ten months ended October 31, 2003 and $7,340 for the year ended December 31, 2002.

MainStay Tax Free Bond Fund


The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $52,852 for the ten months ended October 31, 2003 and $63,298 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

The Fund has maintained its year end of December 31 for federal income tax purposes.

At December 31, 2002, the components of accumulated loss on a tax basis were as follows:

ACCUMULATED CAPITAL    UNREALIZED     TOTAL ACCUMULATED
 AND OTHER LOSSES     APPRECIATION          LOSS
-------------------   -------------   -----------------
   $(30,746,089)       $21,273,795       $(9,472,294)

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals.

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $30,746,088 were available, as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

  CAPITAL LOSS                                                AMOUNT
AVAILABLE THROUGH                                             (000'S)
-----------------                                             -------
     2003...................................................  $ 3,256
     2007...................................................   12,037
     2008...................................................   15,453
                                                              -------
                                                              $30,746
                                                              =======

Dividends to shareholders from net investment income shown in the Statement of Changes in Net Assets represents tax-based distributions of tax exempt income.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the ten months ended October 31, 2003, purchases and sales of securities, other than short-term securities, were $120,039 and $143,084, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the ten months ended October 31, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                            YEAR ENDED
                                JANUARY 1                                  DECEMBER 31,
                                 THROUGH             ---------------------------------------------------------
                            OCTOBER 31, 2003*                   2002                          2001
                       ---------------------------   ---------------------------   ---------------------------
                       CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                       -------   -------   -------   -------   -------   -------   -------   -------   -------
Shares sold..........   5,511     1,289      291      9,102     2,432     1,271     5,469     2,501      128
Shares issued in
  reinvestment of
  dividends..........      99       628       15        123       826        14       120       912        3
                       ------    ------     ----     ------    ------     -----    ------    ------      ---
                        5,610     1,917      306      9,225     3,258     1,285     5,589     3,413      131
Shares redeemed......  (5,834)   (3,683)    (461)    (8,753)   (3,721)     (696)   (3,781)   (3,870)     (83)
                       ------    ------     ----     ------    ------     -----    ------    ------      ---
Net increase
  (decrease).........    (224)   (1,766)    (155)       472      (463)      589     1,808      (457)      48
                       ======    ======     ====     ======    ======     =====    ======    ======      ===

-------
* The Fund changed its fiscal year end from December 31 to October 31.

NOTE 8--OTHER MATTERS:

New York Life Investment Management LLC (NYLIM) and mutual funds that NYLIM advises, including The MainStay Funds, have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading and other matters. We are cooperating fully in responding to these requests. We have no reason to believe that NYLIM or any of the mutual funds NYLIM advises has been targeted as the subject of any governmental or regulatory enforcement action.

Report of Independent Auditors

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Tax Free Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Tax Free Bond Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the ten months ended October 31, 2003 and the year ended December 31, 2002, the changes in its net assets for the ten months ended October 31, 2003 and the two year period ended December 31, 2002 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 18, 2003

TAX INFORMATION (UNAUDITED)

For federal income tax purposes, 100% of the dividends paid by the Fund is tax exempt.

The MainStay Funds--Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   2002 and         Manager, New York Life Investment
                          Trustee since    Management LLC (including predecessor
                          2000             advisory organizations) and New York
                                           Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Executive Vice
                                           President and Manager, NYLIFE LLC;
                                           Manager, NYLIFE Distributors LLC; Vice
                                           Chairman, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        41             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, NYLIFE LLC; Director, NYLIFE
                                           Securities, Inc.; Chairman, President,
                                           and Manager, NYLIFE Distributors LLC;
                                           Manager, McMorgan & Company LLC;
                                           Chairman, Trustee, and President,
                                           Eclipse Funds, (4 portfolios); Chairman
                                           and Director, Eclipse Funds Inc. (13
                                           portfolios); Senior Vice President,
                                           Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities
  Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5
  Years."

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24             None
3/1/32                    1996             Officer, New York Life Insurance Company
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Manager, MacKay Shields LLC;          24             None
7/1/25                    1991             Chairman, Chief Executive Officer, and
                                           President, New York Life Insurance
                                           Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Non-Executive
11/13/39                  1997             Chancellor, Queen's University (1985 to                Director, Allied
                                           2001).                                                 Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group,
                                                                                                  Plc; Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc.
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, Adolor
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Corporation;
                          Non-             firm).                                                 Director, First
                          Interested                                                              Advantage
                          Trustee                                                                 Corporation.
---------------------------------------------------------------------------------------------------------------------
Michael H. Sutton         Trustee since    Retired. Independent Consultant (1999 to       24             None
9/19/40                   2003             present); Special Consultant, Financial
                                           Accounting Standards Board (1998 to
                                           1999); Chief Accountant, United States
                                           Securities and Exchange Commission (1995
                                           to 1998).
---------------------------------------------------------------------------------------------------------------------

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Advisor (July 2003 to present) and             24             None
2/13/52                   1994             Managing Director (2001 to June 2003),
                                           The Carlyle Group (private investment
                                           firm); Chairman and Chief Executive
                                           Officer, Somerset Group (financial
                                           advisory firm); Senior Managing
                                           Director, Groupe Arnault (private
                                           investment firm) (1999 to 2001).
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Manager, NYLIFE Distributors
                                           LLC.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, and MainStay VP Series
                          since 2001       Fund, Inc.; Chief Financial Officer and
                                           Assistant Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors LLC; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., and Eclipse Funds; Managing
                                           Director and Senior Counsel, Lehman
                                           Brothers Inc., (October 1998 to December
                                           1999); General Counsel and Managing
                                           Director, JP Morgan Investment
                                           Management Inc. (1986 to September
                                           1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc.; Vice
                                           President-Financial Operations and Chief
                                           Financial Officer, NYLIFE Distributors
                                           LLC; Tax Vice President, New York Life
                                           International, LLC; Tax Vice President,
                                           Eclipse Funds, Eclipse Funds Inc., and
                                           MainStay VP Series Fund, Inc.
---------------------------------------------------------------------------------------------------------------------

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund(2)
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(3)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Ceased operations as of November 28, 2003.
3. Closed to new investors as of December 1, 2001.
4. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Auditors

1. As of October 31, 2003.

[MAINSTAY FUNDS LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors LLC. All rights reserved.  MST11- 12/03
                      NYLIM-A04350                               13
[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) Tax Free Bond Fund

    ANNUAL REPORT

    OCTOBER 31, 2003

    [MAINSTAY FUNDS LOGO]

                                           Table of Contents

                                                              President's Letter                              2

                                                              $10,000 Invested in MainStay Total Return
                                                              Fund versus S&P 500(R) Index, a Total
                                                              Return Composite Index, and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                          3

                                                              Portfolio Management Discussion and
                                                              Analysis                                        5

                                                              Year-by-Year and 10-Month Performance           6

                                                              Portfolio of Investments                       10

                                                              Financial Statements                           19

                                                              Notes to Financial Statements                  24

                                                              Report of Independent Auditors                 31

                                                              Trustees and Officers                          32

                                                              The MainStay(R) Funds                          35

President's Letter

The first 10 months of 2003 represented a positive period for most investors. Although the stock market struggled from mid-January through early March, it recovered strongly through the end of October. The rally began several days before coalition forces entered Iraq and continued long after the conclusion of major combat operations. Although difficulties in Iraq, the Middle East, and North Korea continued to raise concerns, investors have tended to focus on corporate earnings and the potential for an economic turnaround.

The Federal Reserve remained accommodative throughout the 10-month period, and the Federal Open Market Committee lowered the targeted federal funds rate by 25 basis points on June 25, 2003, to a low 1.0%. Real gross domestic product, which grew at a modest 1.4% in the first quarter of 2003, rose by 3.3% in the second quarter. According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter. Much of this increase resulted from robust consumer spending. Although unemployment rates remain high, the figures have declined from their peak in June 2003, and the Federal Reserve recently observed that "the labor market appears to be stabilizing."

Within the equity market, smaller companies generally outperformed larger ones and growth stocks tended to appreciate more than value equities at all capitalization levels. The bond markets benefited from anticipation of the Federal Reserve's easing move, and while yields on short-term securities continued to decline, yields on longer-term bonds rose to a peak in early September and closed the reporting period higher than where they began. For the 10-month period, corporate bonds generally outpaced Treasury securities, and high-yield bonds and emerging-market debt provided outstanding returns.

At MainStay, each of our Funds seeks to achieve its investment objective with an established process that is consistently applied in all market environments. While markets may shift and results may vary, we believe that our time-tested investment strategies can help you pursue your long-range goals with confidence.

As you may have noted, the date of this report differs from the date of previous annual reports. The MainStay Board of Trustees recently approved making October 31 the end of the fiscal year for most MainStay Funds. The report that follows provides details about the specific market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the first 10 months of 2003. If you have any questions about this report or your MainStay Fund investments, your Registered Representative will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
November 2003

$10,000 Invested in MainStay Total Return
Fund versus S&P 500(R) Index, a Total Return
Composite Index, and Inflation

CLASS A SHARES
Total Returns with Sales Charges: 1 Year 7.73%, 5 Years -0.21%, 10 Years 6.58% [CLASS A LINE GRAPH]

                                           MAINSTAY TOTAL                                 TOTAL RETURN
PERIOD END                                  RETURN FUND          S&P 500 INDEX(1)      COMPOSITE INDEX(2)     INFLATION (CPI)(3)
----------                                 --------------        ----------------      ------------------     ------------------
10/31/93                                     $ 9,450.00              $10,000.00             $10,000.00             $10,000.00
12/94                                        $ 9,404.00              $10,141.00             $ 9,934.00             $10,249.00
12/95                                        $11,333.00              $12,784.00             $12,228.00             $10,561.00
12/96                                        $13,225.00              $16,108.00             $14,462.00             $10,859.00
12/97                                        $15,578.00              $21,698.00             $17,625.00             $11,102.00
12/98                                        $19,001.00              $28,242.00             $21,669.00             $11,282.00
12/99                                        $22,373.00              $34,669.00             $25,550.00             $11,504.00
12/00                                        $25,452.00              $37,182.00             $29,954.00             $11,933.00
12/01                                        $21,420.00              $31,668.00             $24,244.00             $12,322.00
12/02                                        $18,342.00              $25,971.00             $21,002.00             $12,453.00
10/31/03                                     $18,909.00              $26,968.00             $22,703.00             $12,706.00

CLASS B AND CLASS C SHARES
Class B Total Returns with Sales Charges: 1 Year 8.18%, 5 Years -0.09%, 10 Years 6.57%
Class C Total Returns with Sales Charges: 1 Year 12.18%, 5 Years 0.20%, 10 Years 6.57%
[CLASS B & C LINE GRAPH]

                                           MAINSTAY TOTAL                                 TOTAL RETURN
PERIOD END                                  RETURN FUND          S&P 500 INDEX(1)      COMPOSITE INDEX(2)     INFLATION (CPI)(3)
----------                                 --------------        ----------------      ------------------     ------------------
10/31/93                                     $10,000.00             $10,000.00              $10,000.00              $10,000.00
12/94                                        $ 9,951.00             $10,141.00              $ 9,934.00              $10,249.00
12/95                                        $11,959.00             $12,784.00              $12,228.00              $10,561.00
12/96                                        $13,885.00             $16,108.00              $14,462.00              $10,859.00
12/97                                        $16,279.00             $21,698.00              $17,625.00              $11,102.00
12/98                                        $19,733.00             $28,242.00              $21,669.00              $11,282.00
12/99                                        $23,063.00             $34,669.00              $25,550.00              $11,504.00
12/00                                        $26,072.00             $37,182.00              $29,954.00              $11,933.00
12/01                                        $21,782.00             $31,668.00              $24,244.00              $12,322.00
12/02                                        $18,503.00             $25,971.00              $21,002.00              $12,453.00
10/31/03                                     $18,888.00             $26,968.00              $22,703.00              $12,706.00

-------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO
MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS
THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL
FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE
WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR MORE CURRENT
PERFORMANCE INFORMATION, PLEASE VISIT WWW.MAINSTAYFUNDS.COM.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 12/29/87 through 12/31/94.
Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 12/29/87 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.
1.  "S&P 500(R)" is a trademark of The McGraw-Hill Companies,
    Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S.
    stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.


---
2.  The Fund's Total Return Composite Index is comprised of the
    Russell 1000(R) Growth Index and the Lehman Brothers(R)
    Aggregate Bond Index weighted 60%/40%, respectively. The
    Russell 1000(R) Growth Index is an unmanaged index that
    measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted
    growth values. The Russell 1000(R) Index is an unmanaged
    index that measures the performance of the 1,000 largest
    U.S. companies based on total market capitalization. The
    Lehman Brothers(R) Aggregate Bond Index is an unmanaged
    index that includes the Government Index, the Corporate
    Index, the Mortgage-Backed Securities Index, and the
    Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, securities must be
    U.S. dollar denominated and investment grade and have a
    fixed-rate coupon, a remaining maturity of at least one
    year, and a par amount outstanding of at least $150 million.
    Results assume reinvestment of all income and capital gains.
    An investment cannot be made directly into an index or a
    composite.
3.  Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation
    and shows the changes in the cost of selected goods. The
    rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis


The first 10 months of 2003 presented a number of challenges for equity investors. In addition to facing the volatility associated with military action in Iraq, investors had to contend with a constant stream of mixed economic indicators, which added to the volatility and uncertainty of the stock market.

Although initial signs of an economic recovery began to take shape toward the end of 2002, stocks declined through much of the first quarter of 2003. After the stock market reached its year-to-date low in mid-March, stocks rallied sharply through the end of October.

The Federal Reserve lowered the targeted federal funds rate by 25 basis points in June 2003, its thirteenth easing move since the beginning of 2001. The latest move brought the targeted federal funds rate to 1.0%, a four-decade low. Real gross domestic product grew at a modest pace in the first quarter of 2003, somewhat faster in the second, and quite rapidly in the third. According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter of 2003, its fastest pace since the first quarter of 1984.

In the first four months of 2003, turbulence in the Treasury market echoed conflicting viewpoints regarding the economy, geopolitical tensions, falling energy prices, a weaker dollar, and accommodative monetary and fiscal policies. As the year progressed, the Federal Reserve's concern over the threat of deflation triggered a dramatic Treasury rally. By mid-June, 10-year notes touched an exceedingly low yield of 3.1%. Shortly thereafter, the bond market reversed course amid investor disappointment over the size of the Fed's June easing move in the face of perceived deflationary risk. Ten-year Treasury yields rose to approximately 4.5% by early September, before falling slightly when mixed economic news left the outlook uncertain. October's economic data was more upbeat, and yields moved higher as the 10-month reporting period came to a close.

Aside from Treasuries, the dominant theme in the bond market was a renewed appetite for risk. Many investors turned risk averse in 2002 in the midst of an uncertain stock market, a sluggish economy, and a series of corporate scandals. In this context, gloomy assessments of the durability of revenue streams led investors to reevaluate corporate-bond risk, and prices of corporate securities declined accordingly. In 2003, however, the economic picture brightened and corporate-bond prices rallied sharply, especially among lower-rated securities. Investors were drawn to the higher yields available from corporate bonds as government yields remained relatively low.

YEAR-BY-YEAR AND 10-MONTH PERFORMANCE (WITHOUT SALES CHARGES)
CLASS A SHARES
[BAR CHART]

PERIOD END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/94                                                                            -2.41
12/95                                                                            28.66
12/96                                                                            13.22
12/97                                                                            18.24
12/98                                                                            26.93
12/99                                                                            16.46
12/00                                                                            -4.48
12/01                                                                           -11.92
12/02                                                                           -17.75
10/03                                                                            15.02

Returns reflect the historical performance of the Class B shares through 12/31/94. See footnotes 1 on pages 4 and 5 for more information on performance.

CLASS B AND CLASS C SHARES
[BAR CHART]

PERIOD END                                                                 TOTAL RETURN %
----------                                                                 --------------
12/94                                                                            -2.41
12/95                                                                            27.96
12/96                                                                            12.73
12/97                                                                            17.65
12/98                                                                            25.96
12/99                                                                            15.60
12/00                                                                            -5.10
12/01                                                                           -12.61
12/02                                                                           -18.37
10/03                                                                            14.33

PERFORMANCE REVIEW

For the 10 months ended October 31, 2003, MainStay Total Return Fund returned 15.02% for Class A shares and 14.33% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 14.22% return of the average Lipper(1) balanced fund for the same period. All share classes under performed the 21.21% return of the S&P 500 Index(2) and the 15.32% return of the Fund's Total Return Composite Index(3) for the 10 months ended October 31, 2003.

 --------
 1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.



 2. See footnote on page 3 for more information about the S&P 500 Index.



 3. See footnote on page 4 for more information about the Fund's Total Return Composite Index.

EQUITY RESULTS

In the equity portion of the Fund's portfolio, information technology holdings posted the strongest return for the reporting period, rising 50.64%(4) through the end of October, versus a 42.79% gain for the information technology stocks in the Russell 1000 Growth Index. VERITAS Software (+130.99%) and Intel (+112.29%) stood out as the Fund's top performers in the sector. VERITAS Software is a leading provider of enterprise storage products and services, a business that has proven to be one of the most successful subsectors in the technology market during the reporting period. Other top performing information technology stocks in the portfolio included Texas Instruments (+93.50%), Analog Devices (+85.71%), and Electronic Arts (+98.79%).

The Fund's equity holdings in the industrials sector gained 21.46%, slightly underperforming related stocks in the Russell 1000 Growth Index for the 10-month period. Cendant (+94.94%), the Fund's top-performing industrial stock, rose on strong sales trends in its real estate business. Fed Ex, Danaher and United Technologies were also up considerably for the period, fueled by the strengthening economy. Two industrial stocks in the portfolio that detracted from results were General Dynamics and Lockheed Martin. We sold General Dynamics and recently reduced the Fund's position in Lockheed Martin.

The Fund's equity holdings in the financial sector rose 17.86% during the 10-month period versus an 18.24% increase for this sector of the Index. American Express, Citigroup, and Morgan Stanley were the top-three financial performers in the equity portion of the Fund's portfolio during the reporting period, each rising roughly 30% or more. Among the Fund's financial stocks, BB&T was the biggest detractor from performance and we eliminated the entire position. The company was hurt by net interest margin compression and soft loan growth.

For the period, the Fund's health care stocks rose 7.97%, lagging the 11.00% gain for related stocks in the Index. Baxter International and Tenet Healthcare were the two biggest laggards during the period. Among the Fund's winners were Amgen (+27.76%) and Genentech (+147.20%). Genentech, in particular, had a stunning rise in May 2003, after it released positive data from a first-line colorectal-cancer trial for its new drug, Avastin.

The Fund's consumer discretionary stocks rose 15.19% compared to a 35.33% rise for related stocks in the Russell 1000 Growth Index. In the consumer staples sector, the Fund's holdings rose 10.44% compared to 12.86% for related stocks in the Index. Consumer discretionary holdings Harley-Davidson, Kohl's, and Viacom turned in disappointing results. Harley-Davidson took the greatest toll on performance, as its stock dropped on concerns about the company's lower-than-expected production goals for 2004. Despite these concerns, we continue to view Harley-Davidson, Kohl's, and Viacom as solid long-term holdings. Our top-performing consumer discretionary stocks included Lowe's (+57.50%), Target

-------

4. Performance percentages reflect the total return performance of the indicated securities or sector holdings for the 10 months ended October 31, 2003, or for the portion of the reporting period such securities or sector holdings were held in the Fund, if shorter. Due to security selection, purchases, and sales, the performance of Fund holdings may differ from the performance of the securities or sectors themselves.

(+33.22%), and Bed Bath & Beyond (+22.27%). Among the Fund's consumer staples positions, Kraft Foods proved to be a dramatic underperformer, which prompted us to sell the stock. The biggest gainer was Wal-Mart Stores (+17.28%). The company continued to see strength in its retail sales as the economy rebounded.

BOND RESULTS

As of October 31, 2003, the bond portion of the Fund's portfolio was overweighted in asset-backed securities and high-yield corporate bonds. At the same time, it was underweighted in Treasuries, agencies, and commercial mortgage-backed securities compared to its benchmark, the Lehman Brothers Aggregate Bond Index.(5)

We continue to like asset-backed securities for their high credit quality and incremental yield relative to Treasuries. At the beginning of the year, the bond portion of the Fund's portfolio was overweighted in high-yield corporate bonds, since we expected them to outperform Treasuries. Our strategy was based on renewed corporate emphasis on fiscal discipline and balance-sheet strength, reduced new corporate issuance as hiring stalled, and increased use of corporate bonds as substitutes for stocks while the amount of investable cash was rising. Corporate bonds, particularly infrastructure issues and lower- and moderate-quality credits, generally outperformed during the reporting period. The bond portion of the Fund's portfolio also benefited from exposure to dollar de-nominated emerging-market credits, including sovereign credits of Mexico and Russia as well as industrial issues such as Ambev, a leading Brazilian beverage concern.

During the reporting period, we pared the Fund's exposure to longer-term Treasuries, since we believed there were better opportunities elsewhere. Our decision to underweight agencies and commercial mortgage-backed securities was based on our perception of their relative value. As we entered 2003, we believed that agencies had approached fair value. We were also concerned that the sector could weaken as Fannie Mae, Freddie Mac, and the Federal Home Loan Bank came under pressure from Congress seeking to curb the risks of the agencies' investment portfolios and from questions about Freddie Mac's earnings quality. In the commercial mortgage-backed securities market, we believed investors were not being properly compensated to bear the risk of a potential downturn in commercial real estate, and we underweighted these securities in the bond portion of the Fund's portfolio.

The Fund's duration was typically set to match the duration of its benchmark. On several occasions, however, we tactically repositioned the Fund's duration to take advantage of interest-rate trends. These tilts normally shortened or lengthened the Fund's duration within a range of 5% short or long of the benchmark.

-------

5. See footnote 2 on page 4 for more information about the Lehman Brothers Aggregate Bond Index.

LOOKING AHEAD

We expect the stock market to maintain its upward bias as the economy continues to recover. If the latest gross domestic product figures are any indication, we believe that more good economic news may lie ahead. As always, we will continue to focus on high-quality growth companies with strong growth prospects.

The bond portion of the Fund's portfolio is positioned for rising Treasury yields, lower volatility, contained inflation, and a narrowing of the yield spread between government-related sectors--such as agency debentures, mortgage-backed bonds, and commercial mortgage-backed securities--and Treasuries. One emerging catalyst for tighter spreads is active participation from foreign investors looking to diversify their portfolios away from domestic assets. These investors are drawn to U.S. dollar denominated assets with stable and secure cash flows, and this buying interest could reinforce existing demand for U.S.- government-related products.

Our modestly overweighted position in mortgage-backed securities reflects the sector's attractive incremental yield. As mortgage refinancings slow, limited new supply of mortgage debt should be met by good investor demand. With supply and demand in balance, we think that the sector's healthy yield advantage versus Treasuries will provide a cushion if interest rates rise.

The flexibility to invest part of the bond portion of the Fund's portfolio in non-government-related securities, such as asset-backed securities and corporate bonds, enhanced results during the reporting period. We believe that these sectors should continue to offer favorable total-return opportunities.

Whatever the markets or the economy may bring, the Fund will continue to seek to realize current income consistent with reasonable opportunity for future growth of capital and income.

Rudolph C. Carryl
Gary Goodenough
Christopher Harms
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

MainStay Total Return Fund

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
LONG-TERM BONDS (32.3%)+
ASSET-BACKED SECURITIES (2.0%)

AIRLINES (0.1%)
Continental Airlines, Inc.
 Pass-Through Certificates
 Series 971B
 7.461%, due 10/1/14.........  $  444,302       $      378,453
Northwest Airlines, Inc.
 Pass-Through Certificates
 Series 2001-1 Class C
 7.626%, due 10/1/11.........     509,256              420,856
                                                --------------
                                                       799,309
                                                --------------
CONSUMER FINANCE (0.8%)
BMW Vehicle Owner Trust
 Class 2003-A Series A3
 1.94%, due 2/25/07..........   1,645,000            1,647,247
Consumers Funding LLC
 Series 2001-1 Class A6
 5.76%, due 10/20/16.........   3,420,000            3,579,088
Volkswagen Auto Loan Enhanced
 Trust
 Series 2003-2 Class A3
 2.27%, due 10/22/07.........   2,415,000            2,416,063
                                                --------------
                                                     7,642,398
                                                --------------
CONSUMER LOANS (0.2%)
Atlantic City Electric
 Transition Funding LLC
 Series 2002-1 Class A4
 5.55%, due 10/20/23.........   1,600,000            1,605,286
                                                --------------

DIVERSIFIED FINANCIAL SERVICES (0.5%)
Capital One Master Trust
 Series 2001-5 Class A
 5.30%, due 6/15/09..........     910,000              968,934
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05..........   4,297,476            4,327,227
                                                --------------
                                                     5,296,161
                                                --------------
MULTI-UTILITIES & UNREGULATED POWER (0.3%)
AES Eastern Energy L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17...........     392,862              426,255
Public Service of New
 Hampshire Funding LLC
 Pass-Through Certificates
 Series 2002-1 Class A
 4.58%, due 2/1/10...........   1,654,994            1,734,450

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c)......  $  680,000       $      557,600
                                                --------------
                                                     2,718,305
                                                --------------
THRIFTS & MORTGAGE FINANCE (0.1%)
Vanderbilt Mortgage Finance
 Series 1999-B Class 1A4
 6.545%, due 4/7/18..........     900,000              936,791
                                                --------------
Total Asset-Backed Securities
 (Cost $18,711,799)..........                       18,998,250
                                                --------------
CORPORATE BONDS (10.3%)

AEROSPACE & DEFENSE (0.2%)
General Dynamics Corp.
 4.50%, due 8/15/10..........   1,030,000            1,044,161
Sequa Corp.
 Series B
 8.875%, due 4/1/08..........     635,000              692,944
                                                --------------
                                                     1,737,105
                                                --------------
AIRLINES (0.1%)
Delta Air Lines, Inc.
 Series C
 6.65%, due 3/15/04..........      40,000               39,900
 8.30%, due 12/15/29.........     660,000              437,250
 9.75%, due 5/15/21..........     125,000               85,313
                                                --------------
                                                       562,463
                                                --------------
AUTO COMPONENTS (0.1%)
ArvinMeritor, Inc.
 6.625%, due 6/15/07.........     195,000              191,100
Dana Corp.
 9.00%, due 8/15/11..........     210,000              234,675
Lear Corp.
 Series B
 8.11%, due 5/15/09..........     185,000              213,213
                                                --------------
                                                       638,988
                                                --------------
AUTOMOBILES (0.3%)
DaimlerChrysler North America
 Holdings, Inc.
 6.50%, due 11/15/13.........   1,360,000            1,372,906
General Motors Corp.
 8.375%, due 7/15/33.........   1,221,000            1,288,228
                                                --------------
                                                     2,661,134
                                                --------------
BEVERAGES (0.1%)
Anheuser-Busch Cos., Inc.
 4.95%, due 1/15/14..........     520,000              522,068
                                                --------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2003

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)

CAPITAL MARKETS (1.1%)
Bear Stearns Cos., Inc. (The)
 4.00%, due 1/31/08..........  $1,080,000       $    1,097,282
Goldman Sachs Group, Inc.
 (The)
 4.75%, due 7/15/13..........     875,000              844,947
 5.25%, due 10/15/13 (g).....   4,860,000            4,869,185
Morgan Stanley
 3.625%, due 4/1/08..........   4,010,000            3,996,795
                                                --------------
                                                    10,808,209
                                                --------------
CHEMICALS (0.3%)
Equistar Chemicals L.P.
 7.55%, due 2/15/26..........     365,000              288,350
 10.125%, due 9/1/08.........     270,000              283,500
 10.625%, due 5/1/11 (c).....      60,000               62,700
FMC Corp.
 10.25%, due 11/1/09.........     380,000              444,600
Lyondell Chemical Co.
 9.50%, due 12/15/08.........     425,000              425,000
Millennium America, Inc.
 7.625%, due 11/15/26........   1,065,000              910,575
PolyOne Corp.
 10.625%, due 5/15/10........     205,000              186,550
Terra Capital, Inc.
 12.875%, due 10/15/08.......     390,000              452,400
                                                --------------
                                                     3,053,675
                                                --------------
COMMERCIAL BANKS (0.5%)
BankBoston North America
 7.00%, due 9/15/07..........   1,140,000            1,285,758
FleetBoston Financial Corp.
 3.85%, due 2/15/08..........     920,000              931,242
PNC Funding Corp.
 5.25%, due 11/15/15.........   1,525,000            1,515,234
 7.50%, due 11/1/09..........   1,127,000            1,321,397
                                                --------------
                                                     5,053,631
                                                --------------
COMMERCIAL SERVICES & SUPPLIES (0.0%)(b)
Moore North America Finance,
 Inc.
 7.875%, due 1/15/11 (c).....     285,000              307,800
                                                --------------

COMMUNICATIONS EQUIPMENT (0.0%)(b)
Motorola, Inc.
 6.75%, due 2/1/06...........     195,000              210,013
                                                --------------
CONSUMER FINANCE (0.6%)
Capital One Bank
 4.875%, due 5/15/08.........     335,000              343,525
Ford Motor Credit Co.
 7.00%, due 10/1/13 (g)......   1,990,000            1,956,256
General Motors Acceptance
 Corp.
 6.875%, due 8/28/12.........     875,000              896,937
Household Finance Corp.
 6.75%, due 5/15/11..........     730,000              816,933

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
CONSUMER FINANCE (CONTINUED)
John Deere Capital Corp.
 3.90%, due 1/15/08..........  $  785,000       $      794,776
MBNA Corp.
 6.25%, due 1/17/07..........     555,000              601,492
                                                --------------
                                                     5,409,919
                                                --------------
CONTAINERS & PACKAGING (0.2%)
Owens-Brockway Glass
 Container, Inc.
 7.75%, due 5/15/11..........     430,000              453,650
 8.875%, due 2/15/09.........     340,000              368,900
Rock-Tenn Co.
 8.20%, due 8/15/11..........   1,059,000            1,244,708
                                                --------------
                                                     2,067,258
                                                --------------
DIVERSIFIED FINANCIAL SERVICES (0.1%)
Citigroup, Inc.
 4.875%, due 5/7/15..........     585,000              566,869
J Paul Getty Trust
 5.875%, due 10/1/33.........     755,000              741,594
                                                --------------
                                                     1,308,463
                                                --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.5%)
Citizens Communications Co.
 9.00%, due 8/15/31..........   2,365,000            3,059,033
Intermedia Communications,
 Inc. Series B
 8.875%, due 11/1/07 (d).....   1,485,000            1,377,338
 11.25%, due 7/15/07 (d).....   1,930,000            1,761,125
Qwest Capital Funding, Inc.
 5.875%, due 8/3/04..........   4,460,000            4,443,275
Qwest Corp.
 5.625%, due 11/15/08........      20,000               19,600
 7.125%, due 11/15/43........     100,000               88,750
 7.20%, due 11/1/04..........     320,000              328,000
 7.25%, due 9/15/25..........     190,000              178,600
 8.875%, due 3/15/12 (c).....     250,000              282,500
WorldCom, Inc.-WorldCom Group
 8.25%, due 5/15/31 (d)......   8,270,000            3,039,225
                                                --------------
                                                    14,577,446
                                                --------------
ELECTRIC UTILITIES (0.5%)
Cedar Brakes II LLC
 9.875%, due 9/1/13..........     504,846              509,894
CenterPoint Energy, Inc.
 5.875%, due 6/1/08 (c)......     540,000              555,743
MSW Energy Holdings, LLC
 8.50%, due 9/1/10 (c).......     400,000              428,000
Public Service Electric & Gas
 Co.
 Series C
 5.375%, due 9/1/13..........   2,610,000            2,675,889
Southern California Edison
 Co.
 8.00%, due 1/15/07..........     390,000              437,775

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)

ELECTRIC UTILITIES (CONTINUED)
TECO Energy, Inc.
 7.00%, due 5/1/12...........  $  235,000       $      232,063
 7.50%, due 6/15/10..........     170,000              174,675
                                                --------------
                                                     5,014,039
                                                --------------
ELECTRICAL EQUIPMENT (0.2%)
Emerson Electric Co.
 6.00%, due 8/15/32..........     970,000              979,215
Thomas & Betts Corp.
 6.625%, due 5/7/08..........      10,000               10,125
 7.25%, due 6/1/13...........     330,000              336,600
 8.25%, due 1/15/04..........     495,000              497,475
                                                --------------
                                                     1,823,415
                                                --------------
ENERGY EQUIPMENT & SERVICES (0.2%)
Entergy-Koch, L.P.
 3.65%, due 8/20/06 (c)......   2,125,000            2,139,401
Halliburton Co.
 8.75%, due 2/15/21..........      55,000               65,200
                                                --------------
                                                     2,204,601
                                                --------------
FOOD & STAPLES RETAILING (0.3%)
Wal-Mart Stores, Inc.
 4.55%, due 5/1/13...........   2,475,000            2,431,034
                                                --------------
FOOD PRODUCTS (0.0%)(b)
Dole Food Co., Inc.
 8.75%, due 7/15/13..........     110,000              120,175
Smithfield Foods, Inc.
 7.625%, due 2/15/08 (g).....     305,000              320,250
                                                --------------
                                                       440,425
                                                --------------
GAS UTILITIES (0.1%)
AmeriGas Partners
 L.P./AmeriGas Eagle Finance
 Corp.
 Series B
 8.875%, due 5/20/11.........     540,000              585,900
                                                --------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.0%)(b)
Apogent Technologies, Inc.
 6.50%, due 5/15/13 (c)......     355,000              366,538
                                                --------------
HEALTH CARE PROVIDERS & SERVICES (0.4%)
Caremark Rx, Inc.
 7.375%, due 10/1/06.........     550,000              589,875
HCA, Inc.
 7.50%, due 11/15/95.........     330,000              307,456
 8.36%, due 4/15/24..........     210,000              224,949
 8.75%, due 9/1/10...........     335,000              385,590
Manor Care, Inc.
 6.25%, due 5/1/13...........     420,000              431,025
 8.00%, due 3/1/08...........     535,000              597,863

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
McKesson Corp.
 7.65%, due 3/1/27...........  $  345,000       $      401,013
Medco Health Solutions, Inc.
 7.25%, due 8/15/13..........     565,000              601,114
Service Corp. International
 6.50%, due 3/15/08..........      70,000               70,175
 7.20%, due 6/1/06...........     220,000              223,850
Tenet Healthcare Corp.
 6.50%, due 6/1/12...........     190,000              176,225
 6.875%, due 11/15/31........     285,000              250,800
                                                --------------
                                                     4,259,935
                                                --------------
HOTELS, RESTAURANTS & LEISURE (0.2%)
Chumash Casino & Resort
 Enterprise
 9.00%, due 7/15/10 (c)......     215,000              235,425
Harrah's Operating Co., Inc.
 8.00%, due 2/1/11...........     370,000              430,629
ITT Corp.
 7.375%, due 11/15/15........     460,000              487,600
Mandalay Resort Group
 7.00%, due 11/15/36.........     200,000              208,750
Park Place Entertainment
 Corp.
 8.125%, due 5/15/11.........     210,000              229,425
Station Casinos, Inc.
 8.375%, due 2/15/08.........     285,000              309,938
                                                --------------
                                                     1,901,767
                                                --------------
HOUSEHOLD PRODUCTS (0.0%)(b)
Fort James Corp.
 6.625%, due 9/15/04.........     145,000              149,350
                                                --------------

INSURANCE (0.0%)(b)
Crum & Forster Holdings Corp.
 10.375%, due 6/15/13 (c)....     210,000              225,750
                                                --------------

IT SERVICES (0.0%)(b)
Unisys Corp.
 6.875%, due 3/15/10.........     210,000              223,125
                                                --------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Hasbro, Inc.
 5.60%, due 11/1/05..........     160,000              167,600
 8.50%, due 3/15/06..........     405,000              447,525
                                                --------------
                                                       615,125
                                                --------------
MACHINERY (0.4%)
Cummins, Inc.
 6.45%, due 3/1/05...........     205,000              212,431
Deere & Co.
 7.85%, due 5/15/10..........   2,398,000            2,887,815

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2003

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)
MACHINERY (CONTINUED)
Navistar International Corp.
 Series B
 9.375%, due 6/1/06..........  $  415,000       $      454,425
                                                --------------
                                                     3,554,671
                                                --------------
MEDIA (0.7%)
CSC Holdings, Inc.
 Series B
 7.625%, due 4/1/11..........     290,000              295,800
Continental Cablevision, Inc.
 8.875%, due 9/15/05.........     215,000              238,812
 9.50%, due 8/1/13...........     300,000              344,671
Cox Communications, Inc.
 7.125%, due 10/1/12.........     405,000              459,675
 7.75%, due 11/1/10..........     195,000              229,295
Houghton Mifflin Co.
 7.20%, due 3/15/11..........     210,000              221,550
Jones Intercable, Inc.
 8.875%, due 4/1/07..........     215,000              226,560
Liberty Media Corp.
 8.50%, due 7/15/29..........     350,000              406,766
News America, Inc.
 7.25%, due 5/18/18..........     775,000              871,439
Tele-Communications, Inc.
 10.125%, due 4/15/22........     375,000              522,378
Time Warner Cos., Inc.
 8.05%, due 1/15/16..........     400,000              468,589
Time Warner Entertainment Co.
 L.P.
 10.15%, due 5/1/12..........   1,730,000            2,291,892
                                                --------------
                                                     6,577,427
                                                --------------
METALS & MINING (0.2%)
Allegheny Ludlum Corp.
 6.95%, due 12/15/25.........     550,000              440,000
Peabody Energy Corp.
 Series B
 6.875%, due 3/15/13.........     390,000              410,475
United States Steel LLC
 10.75%, due 8/1/08..........     535,000              587,163
                                                --------------
                                                     1,437,638
                                                --------------
MULTILINE RETAIL (0.4%)
Target Corp.
 6.35%, due 11/1/32..........   2,475,000            2,593,332
 8.60%, due 1/15/12..........     675,000              840,999
                                                --------------
                                                     3,434,331
                                                --------------
MULTI-UTILITIES & UNREGULATED POWER (0.3%)
Consumers Energy Co.
 6.25%, due 9/15/06..........     460,000              500,842
PSE&G Power LLC
 6.875%, due 4/15/06.........   1,180,000            1,291,999

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
Westar Energy, Inc.
 6.875%, due 8/1/04..........  $  255,000       $      263,606
 7.125%, due 8/1/09..........     425,000              440,406
 7.875%, due 5/1/07..........     430,000              484,288
                                                --------------
                                                     2,981,141
                                                --------------
OIL & GAS (0.6%)
Chesapeake Energy Corp.
 7.50%, due 9/15/13 (c)......     210,000              225,750
El Paso Corp.
 7.80%, due 8/1/31...........     100,000               75,750
Forest Oil Corp.
 8.00%, due 12/15/11.........     455,000              489,125
Gulfterra Energy Partners,
 L.P.
 10.625%, due 12/1/12........     560,000              659,400
Tesoro Petroleum Corp.
 8.00%, due 4/15/08..........     430,000              455,800
Tosco Corp.
 8.125%, due 2/15/30.........   2,827,000            3,549,615
Vintage Petroleum, Inc.
 8.25%, due 5/1/12...........     425,000              465,375
                                                --------------
                                                     5,920,815
                                                --------------
PAPER & FOREST PRODUCTS (0.2%)
Georgia-Pacific Corp.
 7.25%, due 6/1/28...........     270,000              245,700
 8.875%, due
 2/1/10-5/15/31..............     435,000              476,988
 9.375%, due 2/1/13..........      95,000              109,250
Louisiana-Pacific Corp.
 10.875%, due 11/15/08.......     190,000              223,250
Pope & Talbot, Inc.
 8.375%, due 6/1/13..........     985,000              960,375
                                                --------------
                                                     2,015,563
                                                --------------
PERSONAL PRODUCTS (0.1%)
Estee Lauder Cos., Inc.
 5.75%, due 10/15/33.........   1,388,000            1,353,042
                                                --------------
REAL ESTATE (0.1%)
Healthcare Realty Trust, Inc.
 8.125%, due 5/1/11..........     525,000              581,859
Hospitality Properties Trust
 7.00%, due 3/1/08...........     270,000              288,602
                                                --------------
                                                       870,461
                                                --------------
TEXTILES, APPAREL & LUXURY GOODS (0.0%)(b)
Phillips-Van Heusen Corp.
 8.125%, due 5/1/13 (c)......     410,000              432,550
                                                --------------

THRIFTS & MORTGAGE FINANCE (0.1%)
Washington Mutual, Inc.
 4.00%, due 1/15/09..........     855,000              848,247
                                                --------------

TOBACCO (0.0%)(b)
Standard Commercial Corp.
 8.875%, due 8/1/05 (g)......     389,000              396,294
                                                --------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
AT&T Wireless Services, Inc.
 8.75%, due 3/1/31...........  $  687,000       $      826,150
                                                --------------
Total Corporate Bonds
 (Cost $99,135,388)..........                       99,807,506
                                                --------------
FOREIGN BONDS (1.4%)

BEVERAGES (0.0%)(b)
Coca-Cola HBC Finance BV
 5.125%, due 9/17/13 (c).....     430,000              430,138
                                                --------------
COMMERCIAL BANKS (0.0%)(b)
HSBC Holding PLC
 5.25%, due 12/12/12.........     250,000              253,772
                                                --------------

CONTAINERS & PACKAGING (0.0%)(b)
Norampac, Inc.
 6.75%, due 6/1/13 (c).......     375,000              390,000
                                                --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
INTELSAT Ltd.
 6.50%, due 11/1/13 (c)......     535,000              545,786
Telefonos de Mexico S.A. de
 C.V.
 8.25%, due 1/26/06..........     655,000              724,594
                                                --------------
                                                     1,270,380
                                                --------------
ELECTRIC UTILITIES (0.1%)
SP POWERASSETS Ltd.
 5.00%, due 10/22/13 (c).....     625,000              623,048
                                                --------------

FOREIGN GOVERNMENTS (0.3%)
Province of Quebec
 5.00%, due 7/17/09..........   1,720,000            1,810,646
Russian Federation
 5.00%, due 3/31/30..........     630,000              588,105
United Mexican States
 6.625%, due 3/3/15..........     530,000              544,575
                                                --------------
                                                     2,943,326
                                                --------------
MARINE (0.1%)
Stena AB
 9.625%, due 12/1/12.........     560,000              610,400
                                                --------------
METALS & MINING (0.2%)
BHP Finance USA Ltd.
 4.80%, due 4/15/13..........   1,240,000            1,233,939
Codelco, Inc.
 5.50%, due 10/15/13 (c).....   1,000,000            1,004,525
                                                --------------
                                                     2,238,464
                                                --------------

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
PAPER & FOREST PRODUCTS (0.0%)(b)
Norske Skog Canada Ltd.
 Series D
 8.625%, due 6/15/11.........  $  255,000       $      261,375
                                                --------------

TRANSPORTATION INFRASTRUCTURE (0.2%)
PSA Corp. Ltd.
 7.125%, due 8/1/05 (c)......   1,750,000            1,903,540
                                                --------------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Vodafone Group PLC
 5.00%, due 12/16/13.........   2,560,000            2,521,756
                                                --------------
Total Foreign Bonds
 (Cost $13,158,517)..........                       13,446,199
                                                --------------
MUNICIPAL BONDS (0.0%)(b)

NEW JERSEY (0.0%)(b)
Tobacco Settlement Financing
 Corp.
 6.00%, due 6/1/37...........      20,000               16,408
 6.25%, due 6/1/43...........     115,000               96,429
 6.375%, due 6/1/32..........      25,000               22,416
 6.75%, due 6/1/39...........      45,000               40,901
                                                --------------
                                                       176,154
                                                --------------
RHODE ISLAND (0.0%)(b)
Tobacco Settlement Financing
 Corp.
 Series A
 6.25%, due 6/1/42...........     135,000              113,293
                                                --------------
Total Municipal Bonds
 (Cost $278,008).............                          289,447
                                                --------------
MORTGAGE-BACKED SECURITIES (0.4%)

COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.4%)
Fanniemae Grantor Trust
 Series 2003-T1 Class B
 4.491%, due 11/25/12........   3,780,000            3,743,644
                                                --------------
Total Mortgage-Backed
 Securities (Cost
 $3,727,047).................                        3,743,644
                                                --------------
U.S. GOVERNMENT & FEDERAL AGENCIES (18.1%)

FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (0.2%)
 5.00%, due 8/1/33...........   2,333,171            2,297,646
                                                --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (6.5%)
 4.50%, due 11/18/18 TBA
 (e).........................  10,860,000           10,846,425
 4.625%, due 5/1/13 (g)......   8,640,000            8,318,359
 4.75%, due 1/2/07...........   5,345,000            5,608,060

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2003

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)

FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
 5.50%, due 5/2/06...........  $2,160,000       $    2,310,939
 5.50%, due 11/13/33-1/14/34
 TBA (e).....................  17,400,000           17,488,986
 6.00%, due 11/13/33-1/14/34
 TBA (e).....................  10,425,000           10,689,691
 6.25%, due 2/1/11...........   7,165,000            7,836,769
                                                --------------
                                                    63,099,229
                                                --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (4.8%)
 4.00%, due 9/1/18 (f).......   4,376,449            4,265,340
 4.50%, due 7/1/18 (f).......   7,578,882            7,577,245
 5.50%, due 12/1/16-1/1/17
 (f).........................   8,734,891            8,996,387
 6.00%, due 5/1/29-8/1/32
 (f).........................   9,808,446           10,079,604
 6.50%, due 6/1/31-10/1/31
 (f).........................   6,589,858            6,847,159
 7.00%, due 2/1/32 (f).......   3,367,014            3,545,209
 7.50%, due 8/1/31 (f).......   5,336,640            5,686,468
                                                --------------
                                                    46,997,412
                                                --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (1.7%)
 6.00%, due
 4/15/29-8/15/32.............  10,273,057           10,620,102
 7.50%, due
 12/15/23-12/15/28...........   5,674,099            6,080,866
                                                --------------
                                                    16,700,968
                                                --------------
UNITED STATES TREASURY BONDS (0.9%)
 5.375%, due 2/15/31 (g).....   1,759,000            1,817,747
 6.25%, due
 8/15/23-5/15/30.............   4,720,000            5,353,981
 6.875%, due 8/15/25.........     935,000            1,133,358
 7.50%, due 11/15/16.........     215,000              271,916
 8.75%, due 8/15/20..........     287,000              407,675
                                                --------------
                                                     8,984,677
                                                --------------
UNITED STATES TREASURY NOTES (4.0%)
 3.00%, due 2/15/08 (g)......  10,270,000           10,275,618
 4.375%, due 5/15/07.........   4,726,000            5,000,330
 4.625%, due 5/15/06 (g).....   3,900,000            4,139,027
 5.75%, due 11/15/05 (g).....  10,745,000           11,576,061
 6.00%, due 8/15/09..........   1,025,000            1,158,971
 6.75%, due 5/15/05 (g)......   5,679,000            6,123,558
                                                --------------
                                                    38,273,565
                                                --------------
Total U.S. Government &
 Federal Agencies
 (Cost $174,011,714).........                      176,353,497
                                                --------------
YANKEE BONDS (0.1%) (h)

INSURANCE (0.0%)(b)
Fairfax Financial Holdings
 Ltd.
 7.75%, due 12/15/03.........     115,000              115,000
                                                --------------

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
MARINE (0.0%)(b)
Sea Containers Ltd.
 Series B
 10.75%, due 10/15/06........  $  160,000       $      162,800
                                                --------------

MEDIA (0.0%)(b)
Rogers Cablesystem, Ltd.
 11.00%, due 12/1/15.........     450,000              513,000
                                                --------------

OIL & GAS (0.1%)
Husky Oil, Ltd.
 8.90%, due 8/15/28..........     765,000              881,663
                                                --------------
Total Yankee Bonds
 (Cost $1,577,017)...........                        1,672,463
                                                --------------
Total Long-Term Bonds
 (Cost $310,599,490).........                      314,311,006
                                                --------------
                                 SHARES
                               -----------
COMMON STOCKS (68.3%)

AEROSPACE & DEFENSE (1.9%)
Lockheed Martin Corp.........     143,600            6,657,296
United Technologies Corp.
 (g).........................     144,000           12,195,360
                                                --------------
                                                    18,852,656
                                                --------------
AIR FREIGHT & LOGISTICS (1.3%)
FedEx Corp. .................     164,000           12,424,640
                                                --------------

AUTOMOBILES (1.2%)
Harley-Davidson, Inc. (g)....     256,400           12,155,924
                                                --------------

BEVERAGES (1.5%)
Coca-Cola Co. (The)..........     148,200            6,876,480
PepsiCo, Inc. ...............     154,900            7,407,318
                                                --------------
                                                    14,283,798
                                                --------------
BIOTECHNOLOGY (1.4%)
Amgen, Inc. (a)..............     159,100            9,826,016
Genentech, Inc. (a)..........      50,600            4,147,682
                                                --------------
                                                    13,973,698
                                                --------------
CAPITAL MARKETS (1.1%)
Morgan Stanley...............     202,900           11,133,123
                                                --------------

CHEMICALS (2.0%)
Air Products & Chemicals,
 Inc. .......................     187,400            8,509,834
Praxair, Inc. ...............     155,400           10,812,732
                                                --------------
                                                    19,322,566
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                 SHARES             VALUE
                               -------------------------------
COMMON STOCKS (CONTINUED)

COMMERCIAL BANKS (1.6%)
Bank of America Corp. .......     114,600       $    8,678,658
Fifth Third Bancorp..........     115,800            6,711,768
                                                --------------
                                                    15,390,426
                                                --------------
COMMERCIAL SERVICES & SUPPLIES (1.1%)
Cendant Corp. (a)............     537,400           10,979,082
                                                --------------

COMMUNICATIONS EQUIPMENT (1.4%)
Cisco Systems, Inc. (a)......     645,800           13,548,884
                                                --------------

COMPUTERS & PERIPHERALS (3.4%)
Dell, Inc. (a)...............     293,900           10,615,668
Hewlett-Packard Co. .........     530,200           11,828,762
International Business
 Machines Corp. .............     121,800           10,898,664
                                                --------------
                                                    33,343,094
                                                --------------
CONSUMER FINANCE (1.2%)
American Express Co. ........     252,700           11,859,211
                                                --------------
DIVERSIFIED FINANCIAL SERVICES (1.1%)
Citigroup, Inc. .............     229,593           10,882,708
                                                --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.8%)
Agilent Technologies, Inc.
 (a).........................     324,500            8,086,540
                                                --------------

ENERGY EQUIPMENT & SERVICES (1.1%)
Baker Hughes, Inc. ..........     118,700            3,354,462
BJ Services Co. (a)..........     123,300            4,045,473
Weatherford International
 Ltd. (a)....................      89,700            3,117,075
                                                --------------
                                                    10,517,010
                                                --------------
FOOD & STAPLES RETAILING (3.2%)
Sysco Corp. .................     291,300            9,805,158
Walgreen Co. ................     307,500           10,707,150
Wal-Mart Stores, Inc. (g)....     176,300           10,392,885
                                                --------------
                                                    30,905,193
                                                --------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.5%)
Baxter International,
 Inc. .......................     213,800            5,682,804
Boston Scientific Corp.
 (a).........................     147,900           10,015,788
Medtronic, Inc. .............     194,700            8,872,479
                                                --------------
                                                    24,571,071
                                                --------------
HEALTH CARE PROVIDERS & SERVICES (4.8%)
Cardinal Health, Inc. .......     168,700           10,010,658
Caremark Rx, Inc. (a)........     135,600            3,396,780
HCA, Inc. ...................     258,500            9,887,625
UnitedHealth Group, Inc. ....     238,400           12,129,792
WellPoint Health Networks,
 Inc. (a)....................     125,200           11,130,280
                                                --------------
                                                    46,555,135
                                                --------------

                                 SHARES             VALUE
                               -------------------------------
HOTELS, RESTAURANTS & LEISURE (0.1%)
International Game
 Technology..................      37,200       $    1,218,300
                                                --------------

HOUSEHOLD DURABLES (0.4%)
Lennar Corp. Class A.........      37,700            3,462,745
                                                --------------

HOUSEHOLD PRODUCTS (0.9%)
Colgate-Palmolive Co. .......     172,100            9,153,999
                                                --------------

INDUSTRIAL CONGLOMERATES (1.1%)
General Electric Co. ........     355,100           10,301,451
                                                --------------

INSURANCE (0.9%)
Marsh & McLennan Cos.,
 Inc. .......................     198,500            8,485,875
                                                --------------

INTERNET & CATALOG RETAIL (1.1%)
InterActive Corp. (a)(g).....     279,000           10,242,090
                                                --------------

IT SERVICES (1.0%)
First Data Corp. ............     265,500            9,478,350
                                                --------------

MACHINERY (2.5%)
Danaher Corp. (g)............     143,800           11,913,830
Illinois Tool Works, Inc.
 (g).........................     165,800           12,194,590
                                                --------------
                                                    24,108,420
                                                --------------
MEDIA (4.2%)
Clear Channel Communications,
 Inc. .......................     257,030           10,491,965
Gannett Co., Inc. (g)........     102,900            8,654,919
Omnicom Group, Inc. .........     141,300           11,275,740
Viacom, Inc. Class B.........     255,999           10,206,680
                                                --------------
                                                    40,629,304
                                                --------------
MULTILINE RETAIL (2.0%)
Kohl's Corp. (a).............     178,700           10,019,709
Target Corp. ................     248,200            9,863,468
                                                --------------
                                                    19,883,177
                                                --------------
PHARMACEUTICALS (4.5%)
Forest Laboratories, Inc.
 (a).........................     186,600            9,331,866
Johnson & Johnson (g)........     236,300           11,892,979
Pfizer, Inc. ................     403,300           12,744,280
Teva Pharmaceutical
 Industries Ltd. (i)(g)......     166,700            9,483,563
                                                --------------
                                                    43,452,688
                                                --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.4%)
Analog Devices, Inc. (a).....     294,700           13,064,051
Applied Materials, Inc.
 (a).........................     362,100            8,462,277
Intel Corp. .................     421,500           13,930,575
KLA-Tencor Corp. (a).........     132,600            7,601,958
Maxim Integrated Products,
 Inc. .......................     141,100            7,014,081

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2003

                                 SHARES             VALUE
                               -------------------------------
COMMON STOCKS (CONTINUED)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Texas Instruments, Inc. .....     429,300       $   12,415,356
                                                --------------
                                                    62,488,298
                                                --------------
SOFTWARE (6.0%)
Electronic Arts, Inc. (a)....     111,200           11,013,248
Microsoft Corp...............     539,400           14,105,310
Oracle Corp. (a).............     906,700           10,844,132
Symantec Corp. (a)...........     155,500           10,364,075
VERITAS Software Corp. (a)...     335,800           12,139,170
                                                --------------
                                                    58,465,935
                                                --------------
SPECIALTY RETAIL (3.4%)
Bed Bath & Beyond, Inc.
 (a)(g)......................     267,600           11,303,424
Lowe's Cos., Inc. (g)........     188,400           11,102,412
TJX Cos., Inc. (The).........     497,000           10,432,030
                                                --------------
                                                    32,837,866
                                                --------------
THRIFTS & MORTGAGE FINANCE (1.2%)
Fannie Mae...................     158,500           11,362,865
                                                --------------
Total Common Stocks (Cost
 $605,095,755)...............                      664,356,122
                                                --------------
                                PRINCIPAL
                                 AMOUNT
                               -----------
SHORT-TERM INVESTMENTS (14.7%)

COMMERCIAL PAPER (1.7%)
American Express Credit Corp.
 1.02%, due 11/4/03..........  $1,575,000       $    1,574,866
Federal National Mortgage
 Association
 1.00%, due 11/5/03..........     500,000              499,944
 1.04%, due 12/3/03..........   2,500,000            2,497,688
UBS Finance Delaware LLC
 1.04%, due 11/3/03..........  11,955,000           11,954,309
                                                --------------
Total Commercial Paper
 (Cost $16,526,807)..........                       16,526,807
                                                --------------
                                 SHARES
                               -----------
INVESTMENT COMPANIES (4.5%)
AIM Institutional Funds Group
 (j).........................  23,537,120           23,537,120
Merrill Lynch Premier
 Institutional Fund..........  20,190,317           20,190,317
                                                --------------
Total Investment Companies
 (Cost $43,727,437)                                 43,727,437
                                                --------------
                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
MASTER NOTE (2.1%)
Banc of America Securities
 LLC
 1.19%, due 11/3/03 (j)......  $19,719,000      $   19,719,000
                                                --------------
Total Master Note
 (Cost $19,719,000)..........                       19,719,000
                                                --------------
REPURCHASE AGREEMENTS (6.4%)
Banc One Capital Markets,
 Inc.
 1.180%, dated 10/31/03
 due 11/3/03
 Proceeds at Maturity
 $1,000,096 (j)
 (Collateralized by Various
 Bonds with a Principal
 Amount of $1,174,526 and a
 Market Value of
 $1,050,000).................   1,000,000            1,000,000
                                                --------------
Countrywide Securities Corp.
 1.143%, dated 10/31/03
 due 11/3/03
 Proceeds at Maturity
 $1,072,100 (j)
 (Collateralized by Various
 Bonds with a Principal
 Amount of $1,265,458 and a
 Market Value of
 $1,098,539).................   1,072,000            1,072,000
                                                --------------
Credit Suisse First Boston
 LLC
 1.113%, dated 10/31/03
 due 11/3/03
 Proceeds at Maturity
 $14,911,360 (j)
 (Collateralized by Various
 Bonds with a Principal
 Amount of $13,854,605 and a
 Market Value of
 $15,097,341)................  14,910,000           14,910,000
                                                --------------
Lehman Brothers Inc.
 1.113%, dated 10/31/03
 due 11/3/03
 Proceeds at Maturity
 $6,893,629 (j)
 (Collateralized by Various
 Bonds with a Principal
 Amount of $7,099,435 and a
 Market Value of
 $7,017,788).................   6,893,000            6,893,000
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

REPURCHASE AGREEMENTS (CONTINUED)
Merrill Lynch Pierce Fenner &
 Smith, Inc.
 1.143%, dated 10/31/03
 due 11/3/03
 Proceeds at Maturity
 $38,544,611 (j)
 (Collateralized by Various
 Bonds with a Principal
 Amount of $37,186,154 and a
 Market Value of
 $40,000,741)................  $38,541,000      $   38,541,000
                                                --------------
Total Repurchase Agreements
 (Cost $62,416,000)..........                       62,416,000
                                                --------------
Total Short-Term Investments
 (Cost $142,389,244).........                      142,389,244
                                                --------------
Total Investments
 (Cost $1,058,084,489) (k)...       115.3%       1,121,056,372(l)
Liabilities in Excess of
 Cash and Other Assets.......       (15.3)        (148,408,917)
                               -----------      --------------
Net Assets...................       100.0%      $  972,647,455
                               ===========      ==============

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Issue in default.
(e)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and maturity date will be
     determined upon settlement.
(f)  Segregated or partially segregated as collateral for TBA.
(g)  Represent securities out on loan or a portion which is
     out on loan. (See Note 2)
(h)  Yankee Bond--Dollar denominated bonds issued in the
     United States by foreign banks and corporations.
(i)  ADR-American Depository Receipt
(j)  Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(k)  The cost for federal income tax purposes is
     $1,062,464,957.
(l)  At October 31, 2003, net unrealized appreciation was
     $58,591,415 based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $94,802,730 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $36,211,315.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2003

ASSETS:
Investment in securities, at value (identified cost
  $1,058,084,489) including $101,788,780
  market value of securities loaned.........................       $1,121,056,372
Cash........................................................               54,777
Deposit with broker for securities loaned...................                5,580
Receivables:
  Investment securities sold................................           13,382,639
  Dividends and interest....................................            4,006,150
  Fund shares sold..........................................              197,551
Other assets................................................               14,413
                                                                   --------------
      Total assets..........................................        1,138,717,482
                                                                   --------------
LIABILITIES:
Securities lending collateral...............................          105,677,700
Payables:
  Investment securities purchased...........................           56,771,102
  Fund shares redeemed......................................            1,541,428
  NYLIFE Distributors.......................................              737,256
  Transfer agent............................................              592,307
  Manager...................................................              528,291
  Trustees..................................................               11,422
  Custodian.................................................                9,454
Accrued expenses............................................              201,067
                                                                   --------------
      Total liabilities.....................................          166,070,027
                                                                   --------------
Net assets..................................................       $  972,647,455
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $       79,669
  Class B...................................................              475,057
  Class C...................................................                2,777
Additional paid-in capital..................................          943,703,112
Accumulated undistributed net investment income.............              629,497
Accumulated net realized loss on investments................          (35,243,745)
Accumulated net realized gain on foreign currency
  transactions..............................................               29,205
Net unrealized appreciation on investments..................           62,971,883
                                                                   --------------
Net assets..................................................       $  972,647,455
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  138,786,771
                                                                   ==============
Shares of beneficial interest outstanding...................            7,966,923
                                                                   ==============
Net asset value per share outstanding.......................       $        17.42
Maximum sales charge (5.50% of offering price)..............                 1.01
                                                                   --------------
Maximum offering price per share outstanding................       $        18.43
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $  829,015,584
                                                                   ==============
Shares of beneficial interest outstanding...................           47,505,709
                                                                   ==============
Net asset value and offering price per share outstanding....       $        17.45
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $    4,845,100
                                                                   ==============
Shares of beneficial interest outstanding...................              277,656
                                                                   ==============
Net asset value and offering price per share outstanding....       $        17.45
                                                                   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the period January 1, 2003 through October 31, 2003* and the year ended December 31, 2002

                                                                  2003*            2002
                                                              -------------    -------------
INVESTMENT INCOME:
Income:
  Interest..................................................  $ 15,645,189     $  27,059,160
  Dividends (a).............................................     4,154,195         5,203,922
  Income from securities loaned - net.......................       151,955           182,804
                                                              ------------     -------------
    Total income............................................    19,951,339        32,445,886
                                                              ------------     -------------
Expenses:
  Distribution--Class B.....................................     4,973,319         7,093,258
  Distribution--Class C.....................................        29,170            45,706
  Manager...................................................     4,891,225         7,041,860
  Transfer agent............................................     2,977,368         4,023,517
  Service--Class A..........................................       301,153           444,523
  Service--Class B..........................................     1,657,725         2,364,656
  Service--Class C..........................................         9,726            15,230
  Shareholder communication.................................       161,294           260,299
  Professional..............................................       140,929           182,515
  Recordkeeping.............................................       100,956           139,643
  Custodian.................................................        96,038           127,159
  Trustees..................................................        40,041            54,677
  Registration..............................................        36,221             5,245
  Miscellaneous.............................................        47,005            94,837
                                                              ------------     -------------
    Total expenses before waiver............................    15,462,170        21,893,125
Fees waived by Manager and Subadvisor.......................            --           (63,277)
                                                              ------------     -------------
    Net expenses............................................    15,462,170        21,829,848
                                                              ------------     -------------
Net investment income.......................................     4,489,169        10,616,038
                                                              ------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on investments from:
  Security transactions.....................................     1,570,194       (29,384,397)
  Foreign currency transactions.............................        29,205           592,581
                                                              ------------     -------------
Net realized gain (loss) on investments and foreign currency
  transactions..............................................     1,599,399       (28,791,816)
                                                              ------------     -------------
Net change in unrealized depreciation on investments........   121,630,260      (220,645,625)
                                                              ------------     -------------
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions.............................   123,229,659      (249,437,441)
                                                              ------------     -------------
Net increase (decrease) in net assets resulting from
  operations................................................  $127,718,828      (238,821,403)
                                                              ============     =============

-------
 *  The Fund changed its fiscal year end from December 31 to October 31.
(a) Dividends recorded net of foreign withholding taxes of $3,943 and $8,548 for 2003 and 2002, respectively.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets for the period January 1, 2003 through October 31, 2003* and the years ended December 31, 2002 and December 31, 2001

                                                                   2003*             2002              2001
                                                              ---------------   --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $     4,489,169   $   10,616,038        16,291,953
  Net realized gain (loss) on investments and foreign
    currency translations...................................        1,599,399      (28,791,816)       (6,219,169)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      121,630,260     (220,645,625)     (220,836,904)
                                                              ---------------   --------------    --------------
  Net increase (decrease) in net assets resulting from
    operations..............................................      127,718,828     (238,821,403)     (210,764,120)
                                                              ---------------   --------------    --------------
Dividends to shareholders:
  From net investment income:
    Class A.................................................       (1,369,286)      (2,917,833)       (4,003,522)
    Class B.................................................       (2,893,322)      (8,537,041)      (12,479,788)
    Class C.................................................          (17,144)         (54,696)          (84,650)
  From net realized gain on investments:
    Class A.................................................               --               --        (2,578,185)
    Class B.................................................               --               --       (13,074,863)
    Class C.................................................               --               --           (86,251)
                                                              ---------------   --------------    --------------
      Total dividends and distributions to shareholders.....       (4,279,752)     (11,509,570)      (32,307,259)
                                                              ---------------   --------------    --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................       35,201,986       39,440,166        76,203,286
    Class B.................................................       33,763,017       45,224,081        69,625,456
    Class C.................................................          545,522        1,116,671         1,425,144
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................        1,294,851        2,779,055         6,493,322
    Class B.................................................        2,811,248        8,247,653        24,882,823
    Class C.................................................           14,923           47,065           160,565
                                                              ---------------   --------------    --------------
                                                                   73,631,547       96,854,691       178,790,596
  Cost of shares redeemed:
    Class A.................................................      (57,123,036)     (82,365,310)      (58,662,695)
    Class B.................................................     (104,608,118)    (195,502,933)     (201,154,466)
    Class C.................................................         (831,519)      (2,821,262)       (2,282,892)
                                                              ---------------   --------------    --------------
      Decrease in net assets derived from capital share
        transactions........................................      (88,931,126)    (183,834,814)      (83,309,457)
                                                              ---------------   --------------    --------------
      Net increase (decrease) in net assets.................       34,507,950     (434,165,787)     (326,380,836)
NET ASSETS:
Beginning of period.........................................      938,139,505    1,372,305,292     1,698,686,128
                                                              ---------------   --------------    --------------
End of period...............................................  $   972,647,455   $  938,139,505    $1,372,305,292
                                                              ===============   ==============    ==============
Accumulated undistributed (distributions in excess of) net
  investment income at end of period........................  $       629,497   $      (18,107)   $      283,585
                                                              ===============   ==============    ==============

-------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                ---------------------------------------------------------------------------------
                                                January 1,
                                                   2003
                                                  through                            Year ended December 31,
                                                October 31,      ----------------------------------------------------------------
                                                   2003*           2002          2001          2000          1999          1998
                                                -----------      --------      --------      --------      --------      --------
Net asset value at beginning of period........   $  15.29        $  18.92      $  22.14      $  27.23      $  24.96      $  21.44
                                                 --------        --------      --------      --------      --------      --------
Net investment income.........................       0.16(b)         0.27          0.34(c)       0.38          0.34          0.39
Net realized and unrealized gain (loss) on
 investments..................................       2.12           (3.62)        (2.99)(c)     (1.62)         3.69          5.29
                                                 --------        --------      --------      --------      --------      --------
Total from investment operations..............       2.28           (3.35)        (2.65)        (1.24)         4.03          5.68
                                                 --------        --------      --------      --------      --------      --------
Less dividends and distributions:
 From net investment income...................      (0.15)          (0.28)        (0.35)        (0.39)        (0.34)        (0.39)
 From net realized gain on investments........         --              --         (0.22)        (3.46)        (1.42)        (1.77)
                                                 --------        --------      --------      --------      --------      --------
Total dividends and distributions.............      (0.15)          (0.28)        (0.57)        (3.85)        (1.76)        (2.16)
                                                 --------        --------      --------      --------      --------      --------
Net asset value at end of period..............   $  17.42        $  15.29      $  18.92      $  22.14      $  27.23      $  24.96
                                                 ========        ========      ========      ========      ========      ========
Total investment return (a)...................      15.02%         (17.75%)      (11.92%)       (4.48%)       16.46%        26.93%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income......................       1.21%+          1.57%         1.74%(c)      1.42%         1.32%         1.66%
   Net expenses...............................       1.33%+          1.30%         1.18%         1.13%         1.13%         1.16%
   Expenses (before waiver)...................       1.33%+          1.31%         1.21%         1.15%         1.16%         1.18%
Portfolio turnover rate.......................         67%             96%          120%          123%          125%          169%
Net assets at end of period (in 000's)........   $138,787        $140,298      $221,022      $231,649      $203,924      $152,598

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Per share data based on average shares outstanding during the period.
(c)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                Class A    Class B    Class C
                                                                -------    -------    -------
Decrease net investment income..............................     (0.02)     (0.02)     (0.02)
Increase net realized and unrealized gains and losses.......      0.02       0.02       0.02
Decrease ratio of net investment income.....................     (0.10%)    (0.10%)    (0.10%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  Class B                                                            Class C
----------------------------------------------------------------------------   --------------------------------------------------
   January 1,                                                                  January 1,
      2003                                                                        2003
     through                      Year ended December 31,                        through           Year ended December 31,
   October 31,  ------------------------------------------------------------   October 31,   ------------------------------------
      2003*       2002        2001         2000         1999         1998         2003*       2002      2001       2000      1999
   -----------  --------   ----------   ----------   ----------   ----------   -----------   -------   -------    ------    ------
    $  15.32    $  18.95   $    22.17   $    27.23   $    24.96   $    21.45     $15.32      $ 18.95   $ 22.17    $27.23    $24.96
    --------    --------   ----------   ----------   ----------   ----------     ------      -------   -------    ------    ------
        0.06(b)     0.14         0.20(c)      0.18         0.15         0.21       0.06(b)      0.14      0.20(c)   0.18      0.15
        2.13       (3.61)       (3.00)(c)    (1.60)        3.69         5.28       2.13        (3.61)    (3.00)(c) (1.60)     3.69
    --------    --------   ----------   ----------   ----------   ----------     ------      -------   -------     ------   ------
        2.19       (3.47)       (2.80)       (1.42)        3.84         5.49       2.19        (3.47)    (2.80)    (1.42)     3.84
    --------    --------   ----------   ----------   ----------   ----------     ------      -------   -------    ------    ------
       (0.06)      (0.16)       (0.20)       (0.18)       (0.15)       (0.21)     (0.06)       (0.16)    (0.20)    (0.18)    (0.15)
          --          --        (0.22)       (3.46)       (1.42)       (1.77)        --           --     (0.22)    (3.46)    (1.42)
    --------    --------   ----------   ----------   ----------   ----------     ------      -------   -------    ------    ------
       (0.06)      (0.16)       (0.42)       (3.64)       (1.57)       (1.98)     (0.06)       (0.16)    (0.42)    (3.64)    (1.57)
    --------    --------   ----------   ----------   ----------   ----------     ------      -------   -------    ------    ------
    $  17.45    $  15.32   $    18.95   $    22.17   $    27.23   $    24.96     $17.45      $ 15.32   $ 18.95    $22.17    $27.23
    ========    ========   ==========   ==========   ==========   ==========     ======      =======   =======    ======    ======
       14.33%     (18.37%)     (12.61%)      (5.10%)      15.60%       25.96%     14.33%      (18.37%)  (12.61%)   (5.10%)   15.60%
        0.46%+      0.82%        0.99%(c)     0.67%        0.57%        0.91%      0.46%+       0.82%     0.99%(c)  0.67%     0.57%
        2.08%+      2.05%        1.93%        1.88%        1.88%        1.91%      2.08%+       2.05%     1.93%     1.88%     1.88%
        2.08%+      2.06%        1.96%        1.90%        1.91%        1.93%      2.08%+       2.06%     1.96%     1.90%     1.91%
          67%         96%         120%         123%         125%         169%        67%          96%      120%      123%      125%
    $829,016    $793,340   $1,143,755   $1,457,366   $1,678,696   $1,482,411     $4,845      $ 4,501   $ 7,528    $9,671    $5,579

        Class C
     --------------

     September 1**
        through
      December 31,
          1998
     --------------
         $21.70
         ------
           0.11
           5.03
         ------
           5.14
         ------
          (0.11)
          (1.77)
         ------
          (1.88)
         ------
         $24.96
         ======
          23.94%
           0.91%+
           1.91%+
           1.93%+
            169%
         $  359

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Total Return Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on December 29, 1987 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

The Fund also invests in Foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed

Notes to Financial Statements


by the Fund's Manager to be representative of market values at the regular close of business of the New York Stock Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

(B) MORTGAGE DOLLAR ROLLS. The fund enters into mortgage dollar roll ("MDR") transactions for which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(C) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(D) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These

MainStay Total Return Fund


"book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassification between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2003, are not affected.

 ACCUMULATED     ACCUMULATED
UNDISTRIBUTED    NET REALIZED
NET INVESTMENT     LOSS ON
    INCOME       INVESTMENTS
--------------   ------------
   $438,187       $(438,187)

The reclassifications for the Fund are primarily due to foreign currency gain, premium amortization adjustments and paydown gain (loss).

(F) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(G) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(H) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Certain amounts have been reclassified to conform to current year presentation. Such reclassifications had no effect on the Fund's net investment income or net assets.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

Through March 11, 2002, the Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.64% of the Fund's average daily net assets and had voluntarily established a fee breakpoint of 0.60% on assets in excess of $500 million. Effective March 12, 2002, the Manager established contractual fee breakpoints for its management fee of 0.64% annually on assets up to $500 million and 0.60% annually on assets in excess of $500 million. For the ten months ended October 31, 2003 and year ended December 31, 2002, the Manager earned from the Fund $4,891,225 and $7,041,860, respectively.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor through March 11, 2002 a monthly fee at an annual rate of 0.32% of the average daily net assets of the Fund. To the extent that the Manager had voluntarily established a fee breakpoint, the Subadvisor had voluntarily agreed to do so proportionately. Effective March 12, 2002, the Manager pays the Subadvisor a monthly fee of 0.32% on assets up to $500 million and 0.30% on assets in excess of $500 million.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

MainStay Total Return Fund


(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $3,483 for the ten months ended October 31, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $21,440, $265,345 and $674, respectively, for the ten months ended October 31, 2003.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the ten months ended October 31, 2003, and the year ended December 31, 2002 amounted to $2,977,368 and $4,023,517, respectively.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Total Return Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $19,667 for the ten months ended October 31, 2003, and $21,492 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $100,956 for the ten months ended October 31, 2003, and $139,643 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2003, the components of accumulated gain on a tax basis were as follows:

   ACCUMULATED
UNDISTRIBUTED NET  ACCUMULATED CAPITAL    UNREALIZED    TOTAL ACCUMULATED
INVESTMENT INCOME   AND OTHER LOSSES     APPRECIATION         GAIN
-----------------  -------------------   ------------   -----------------
     632,625           (30,837,200)       58,591,415       28,386,840

The difference between the book-basis and tax-basis unrealized appreciation is due to premium amortization adjustments and wash sale deferrals.

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $30,837,200 were available, as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS            AMOUNT
      AVAILABLE THROUGH        (000'S)
-----------------------------  --------
      2009...................  $ 2,027
      2010...................   28,810
                               -------
                               $30,837
                               =======

The Fund utilized $3,506,043 of capital loss carryforwards for the ten months ended October 31, 2003.

The tax character of distributions paid during the ten months ended October 31, 2003 and the years ended December 31, 2002 and December 31, 2001, shown in the Statement of Changes in Net Assets, were as follows:

                               2003           2002           2001
                            -----------   ------------   ------------
Distributions paid from:
  Ordinary Income           $4,279,752    $11,509,502    $18,534,813
  Long Term Capital Gain        --            --          13,772,446
                            ----------    -----------    -----------
                            $4,279,752    $11,509,502    $32,307,259
                            ==========    ===========    ===========

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the period ended October 31, 2003, purchases and sales of U.S. Government securities, other than short-term securities, were $323,859 and $265,291, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $308,696 and $349,446, respectively.

As of October 31, 2003, the Fund had securities on loan with an aggregate market value of $101,788,780. The Fund received $105,677,700 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. The Fund also received $580,077 in securities as collateral for securities on loan.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the

MainStay Total Return Fund

average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the ten months ended October 31, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                         YEAR ENDED DECEMBER 31,
                               JANUARY 1 THROUGH        ---------------------------------------------------------
                               OCTOBER 31, 2003*                   2002                          2001
                          ---------------------------   ---------------------------   ---------------------------
                          CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                          -------   -------   -------   -------   -------   -------   -------   -------   -------
Shares sold.............   2,173     2,089       33      2,346      2,672      64      3,871      3,485      70
Shares issued in
  reinvestment of
  dividends and
  distributions.........      81       178        1        171        511       3        343      1,315       8
                          ------    ------      ---     ------    -------    ----     ------    -------    ----
                           2,254     2,267       34      2,517      3,183      67      4,214      4,800      78
Shares redeemed.........  (3,466)   (6,552)     (50)    (5,021)   (11,742)   (170)    (2,992)   (10,173)   (117)
                          ------    ------      ---     ------    -------    ----     ------    -------    ----
Net decrease............  (1,212)   (4,285)     (16)    (2,504)    (8,559)   (103)     1,222     (5,373)    (39)
                          ======    ======      ===     ======    =======    ====     ======    =======    ====

-------
* The Fund changed its fiscal year end from December 31 to October 31.

NOTE 8--OTHER MATTERS:

New York Life Investment Management LLC (NYLIM) and mutual funds that NYLIM advises, including The MainStay Funds, have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading and other matters. We are cooperating fully in responding to these requests. We have no reason to believe that NYLIM or any of the mutual funds NYLIM advises has been targeted as the subject of any governmental or regulatory enforcement action.

TAX INFORMATION (UNAUDITED)

The Fund intends to designate the maximum amount of dividends, qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003, allowable.

In addition, 71.7% of the ordinary income dividends paid during the ten months ended October 31, 2003, qualify for the corporate dividends received deduction under section 243 of the Internal Revenue Code.

Report of Independent Auditors

To the Trustees of The MainStay Funds and Shareholders of
MainStay Total Return Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Total Return Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the ten months ended October 31, 2003 and the year ended December 31, 2002, the changes in its net assets for the ten months ended October 31, 2003 and each of the two years in the period ended December 31, 2002 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 18, 2003

The MainStay Funds--Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   2002 and         Manager, New York Life Investment
                          Trustee since    Management LLC (including predecessor
                          2000             advisory organizations) and New York
                                           Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Executive Vice
                                           President and Manager, NYLIFE LLC;
                                           Manager, NYLIFE Distributors LLC; Vice
                                           Chairman, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        41             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, NYLIFE LLC; Director, NYLIFE
                                           Securities, Inc.; Chairman, President,
                                           and Manager, NYLIFE Distributors LLC;
                                           Manager, McMorgan & Company LLC;
                                           Chairman, Trustee, and President,
                                           Eclipse Funds, (4 portfolios); Chairman
                                           and Director, Eclipse Funds Inc. (13
                                           portfolios); Senior Vice President,
                                           Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities
  Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5
  Years."

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24             None
3/1/32                    1996             Officer, New York Life Insurance Company
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Manager, MacKay Shields LLC;          24             None
7/1/25                    1991             Chairman, Chief Executive Officer, and
                                           President, New York Life Insurance
                                           Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Non-Executive
11/13/39                  1997             Chancellor, Queen's University (1985 to                Director, Allied
                                           2001).                                                 Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group,
                                                                                                  Plc; Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc.
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, Adolor
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Corporation;
                          Non-             firm).                                                 Director, First
                          Interested                                                              Advantage
                          Trustee                                                                 Corporation.
---------------------------------------------------------------------------------------------------------------------
Michael H. Sutton         Trustee since    Retired. Independent Consultant (1999 to       24             None
9/19/40                   2003             present); Special Consultant, Financial
                                           Accounting Standards Board (1998 to
                                           1999); Chief Accountant, United States
                                           Securities and Exchange Commission (1995
                                           to 1998).
---------------------------------------------------------------------------------------------------------------------

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Advisor (July 2003 to present) and             24             None
2/13/52                   1994             Managing Director (2001 to June 2003),
                                           The Carlyle Group (private investment
                                           firm); Chairman and Chief Executive
                                           Officer, Somerset Group (financial
                                           advisory firm); Senior Managing
                                           Director, Groupe Arnault (private
                                           investment firm) (1999 to 2001).
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Manager, NYLIFE Distributors
                                           LLC.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, and MainStay VP Series
                          since 2001       Fund, Inc.; Chief Financial Officer and
                                           Assistant Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors LLC; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., and Eclipse Funds; Managing
                                           Director and Senior Counsel, Lehman
                                           Brothers Inc., (October 1998 to December
                                           1999); General Counsel and Managing
                                           Director, JP Morgan Investment
                                           Management Inc. (1986 to September
                                           1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc.; Vice
                                           President-Financial Operations and Chief
                                           Financial Officer, NYLIFE Distributors
                                           LLC; Tax Vice President, New York Life
                                           International, LLC; Tax Vice President,
                                           Eclipse Funds, Eclipse Funds Inc., and
                                           MainStay VP Series Fund, Inc.
---------------------------------------------------------------------------------------------------------------------

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund(2)
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(3)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MacKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

McMORGAN & COMPANY LLC(4)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Ceased operations as of November 28, 2003.
3. Closed to new investors as of December 1, 2001.
4. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Auditors

1. As of October 31, 2003.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors LLC. All rights reserved.               MSTR11-12/03
                                  NYLIM-A04374                                14

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Total Return Fund

    ANNUAL REPORT
    OCTOBER 31, 2003

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2

                                                              $10,000 Invested in MainStay Value Fund
                                                              versus Russell 1000(R) Value Index and
                                                              Inflation--Class A, Class B, and Class C Shares  3

                                                              Portfolio Management Discussion and Analysis     4

                                                              Year-by-Year and 10-Month Performance            5

                                                              Portfolio of Investments                         8

                                                              Financial Statements                            11

                                                              Notes to Financial Statements                   16

                                                              Report of Independent Auditors                  23

                                                              Trustees and Officers                           24

                                                              The MainStay(R) Funds                           27

President's Letter

The first 10 months of 2003 represented a positive period for most investors. Although the stock market struggled from mid-January through early March, it recovered strongly through the end of October. The rally began several days before coalition forces entered Iraq and continued long after the conclusion of major combat operations. Although difficulties in Iraq, the Middle East, and North Korea continued to raise concerns, investors have tended to focus on corporate earnings and the potential for an economic turnaround.

The Federal Reserve remained accommodative throughout the 10-month period, and the Federal Open Market Committee lowered the targeted federal funds rate by 25 basis points on June 25, 2003, to a low 1.0%. Real gross domestic product, which grew at a modest 1.4% in the first quarter of 2003, rose by 3.3% in the second quarter. According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter. Much of this increase resulted from robust consumer spending. Although unemployment rates remain high, the figures have declined from their peak in June 2003, and the Federal Reserve recently observed that "the labor market appears to be stabilizing."

Within the equity market, smaller companies generally outperformed larger ones and growth stocks tended to appreciate more than value equities at all capitalization levels. The bond markets benefited from anticipation of the Federal Reserve's easing move, and while yields on short-term securities continued to decline, yields on longer-term bonds rose to a peak in early September and closed the reporting period higher than where they began. For the 10-month period, corporate bonds generally outpaced Treasury securities, and high-yield bonds and emerging-market debt provided outstanding returns.

At MainStay, each of our Funds seeks to achieve its investment objective with an established process that is consistently applied in all market environments. While markets may shift and results may vary, we believe that our time-tested investment strategies can help you pursue your long-range goals with confidence.

As you may have noted, the date of this report differs from the date of previous annual reports. The MainStay Board of Trustees recently approved making October 31 the end of the fiscal year for most MainStay Funds. The report that follows provides details about the specific market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the first 10 months of 2003. If you have any questions about this report or your MainStay Fund investments, your Registered Representative will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
November 2003

$10,000 Invested in MainStay Value Fund versus Russell 1000(R) Value Index and Inflation

CLASS A SHARES Total Returns with Sales Charges: 1 Year 14.14%, 5 Years 0.51%,
                                                 10 Years 6.18%

                                                                                                           RUSSELL 1000 VALUE
Period-end                                         MAINSTAY VALUE FUND         INFLATION (CPI)(2)               INDEX(1)
-----------                                        -------------------         ------------------          ------------------
10/31/93                                              $  9,450.00                  $ 10,000.00                  $ 10,000.00
10/31/94                                                 9,758.00                    10,261.00                    10,076.00
10/31/95                                                11,306.00                    10,543.00                    12,566.00
10/31/96                                                13,777.00                    10,865.00                    15,548.00
10/31/97                                                16,907.00                    11,092.00                    20,708.00
10/31/98                                                16,774.00                    11,257.00                    23,779.00
10/31/99                                                17,845.00                    11,545.00                    27,708.00
10/31/00                                                19,820.00                    11,944.00                    29,237.00
10/31/01                                                18,455.00                    12,198.00                    25,769.00
10/31/02                                                15,075.00                    12,452.00                    23,187.00
10/31/03                                                18,207.00                    12,706.00                    28,491.00

CLASS B AND CLASS C SHARES
Class B Total Returns with Sales Charges: 1 Year 14.89%, 5 Years 0.56%, 10 Years
                                          6.13%
Class C Total Returns with Sales Charges: 1 Year 18.89%, 5 Years 0.88%, 10 Years
                                          6.13%

                                                                                                           RUSSELL 1000 VALUE
Period-end                                         MAINSTAY VALUE FUND         INFLATION (CPI)(2)               INDEX(1)
-----------                                        -------------------         ------------------          ------------------
10/31/93                                              $ 10,000.00                  $ 10,000.00                  $ 10,000.00
10/31/94                                                10,326.00                    10,261.00                    10,076.00
10/31/95                                                11,906.00                    10,543.00                    12,566.00
10/31/96                                                14,427.00                    10,865.00                    15,548.00
10/31/97                                                17,627.00                    11,092.00                    20,708.00
10/31/98                                                17,356.00                    11,257.00                    23,779.00
10/31/99                                                18,315.00                    11,545.00                    27,708.00
10/31/00                                                20,198.00                    11,944.00                    29,237.00
10/31/01                                                18,657.00                    12,198.00                    25,769.00
10/31/02                                                15,127.00                    12,452.00                    23,187.00
10/31/03                                                18,136.00                    12,706.00                    28,491.00

-------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MAINSTAYFUNDS.COM. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis
The equity markets enjoyed strong performance during the first 10 months of 2003, and the Fund participated in the rally. Although stocks rose during the first two weeks of the year, from mid-January through early March, stocks declined on weak employment and consumer-sentiment trends, general geopolitical uncertainty, and the possibility of a war in Iraq. Investors became increasingly concerned that the economy might again shift into a recession and that corporate profit growth would not materialize.

Investor sentiment shifted in mid-March, and a number of positive developments helped equities post strong gains through the end of October 2003. Investors reacted favorably to the progress of the war in Iraq, interest-rate policy remained accommodative, a tax cut provided fiscal stimulus, most equity valuations were reasonable, and a weakening U.S. dollar provided potential benefits for U.S. exporters and companies traditionally subject to import competition.

The equity rally appeared justified by a solid recovery in the economy and in corporate earnings. Real gross domestic product rose 1.4% in the first quarter of 2003, 3.3% in the second quarter, and according to preliminary estimates from the Bureau of Economic Analysis, at a seasonally adjusted annual rate of 8.2% in the third quarter. Operating earnings for companies in the S&P 500 Index(1) grew 6% in the second quarter of 2003 and an estimated 11% in the third quarter. Investors must now weigh these positive trends--and recent evidence that the stubbornly weak labor markets are improving--against higher stock valuations and a geopolitical landscape that remains unpredictable.

PERFORMANCE REVIEW

For the 10 months ended October 31, 2003, MainStay Value Fund returned 18.02% for Class A shares and 17.26% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 19.22% return of the average Lipper(2) large-cap value fund over the same period. All share classes also underperformed the 20.84% return of the Russell 1000(R) Value Index(3) for the 10 months ended October 31, 2003.

STRONG AND WEAK PERFORMERS

Good stock selection in the industrials sector was a major positive contributor to the Fund's performance. Shares of truck manufacturer Navistar International advanced 66.31%(4) as signs of a recovery in the heavy-duty truck market emerged. Investors were attracted to Navistar International's low-end valuation and significant earnings leverage in such a recovery. Electrical-components maker Cooper Industries was up 48.78%, helped by a cyclical recovery in the company's end-markets and strong free cash flow.

-------


1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
3. See footnote on page 3 for more information about the Russell 1000(R) Value Index.
4. Performance percentages reflect the price performance of the securities mentioned for the 10 months ended October 31, 2003, or for the portion of the reporting period shares were held in the Fund, if shorter. Performance percentages do not reflect the impact of dividends received, if any. Due to purchases and sales, the performance of Fund holdings may differ from that of the securities themselves.

YEAR-BY-YEAR AND 10-MONTH PERFORMANCE (WITHOUT SALES CHARGES)

CLASS A SHARES
[CLASS A BAR CHART]

Period-end                                                                  Total Return %
-----------                                                                 --------------
12/94                                                                            -0.22
12/95                                                                            28.74
12/96                                                                            21.84
12/97                                                                            21.88
12/98                                                                            -7.41
12/99                                                                             8.33
12/00                                                                            11.89
12/01                                                                            -1.74
12/02                                                                           -22.16
10/03                                                                            18.02

CLASS B AND CLASS C SHARES
[CLASS B AND CLASS C BAR CHART]

Period-end                                                                   Total Return %
----------                                                                   --------------
12/94                                                                            -0.22
12/95                                                                            28.01
12/96                                                                            21.11
12/97                                                                            21.29
12/98                                                                            -8.09
12/99                                                                             7.51
12/00                                                                            11.05
12/01                                                                            -2.45
12/02                                                                           -22.76
10/03                                                                            17.26

The Fund's holdings in the semiconductors & semiconductor equipment industry performed well as demand for microprocessors rebounded while pricing held firm. We took advantage of low valuations in Advanced Micro Devices and Intel. The price of Advanced Micro Devices shares rose 135.29% as optimism surrounding the launch of a new high-performance chip grew. The improving semiconductor cycle also benefited Intel, which saw its stock price rise 112.29% from the beginning of the year through the time we sold the Fund's entire position in October. Intel shares had reached our price target.

In the information technology sector, shares of Apple Computer detracted from the Fund's performance. The stock declined from the beginning of the year until we sold the Fund's position in mid-April. We were concerned about published reports that Apple was interested in buying a large music company--reports that the company would not refute. Our concern was that a large acquisition outside the company's area of core competence would present considerable downside risk. No deal has yet been announced, and Apple Computer shares have risen since the Fund sold its position.

In the financials sector, FleetBoston Financial was up 72.60%, helped by an acquisition bid from Bank of America late in the reporting period. The Fund's capital-markets-sensitive holdings rebounded with the rally in the equity markets. Merrill Lynch led the way with a 57.80% gain, Goldman Sachs advanced 39.14%, and Citigroup gained 38.25%. Washington Mutual, which rose 31.23%, also added value to the Fund. The mortgage lender benefited from a strong housing market.

The consumer discretionary sector as a whole proved to be the biggest detractor from the Fund's performance for the reporting period. Shares of McDonald's suffered from a series of earnings-shortfall announcements and store closings. In February, after determining that the company's fundamentals had deteriorated, the Fund's entire position in the stock was sold. McDonald's shares were down from the beginning of the reporting period through the time of our last sale.

A shifting competitive landscape continues to affect the Fund's telecommunication services sector holdings. Local telecommunications providers BellSouth (+5.21%), SBC Communications (-6.42%), and Verizon (-9.58%) had disappointing results for the Fund.

Cash flow remains strong and dividend yields are high for the local incumbent carriers. We have, however, tilted the Fund's holdings in this sector to an underweighted position. It is our view that a new round of competitive pressure is likely to come from cable operators in the form of voice services.

SECTOR WEIGHTINGS

At the end of October 2003, the Fund was overweighted in the industrials, materials, and energy sectors and underweighted in the consumer discretionary, financials, telecommunications services, and utilities sectors.

LOOKING AHEAD

Steadily improving GDP and employment trends continue to be the main drivers of the stock market. Corporate earnings growth has also been steadily improving, but we believe that the assumption of continued good growth may already be embedded in most stock prices. Investors have been willing to give stocks the benefit of the doubt, but continued economic growth and positive employment trends will need to be maintained if the market is to sustain its current rally into next year. These improving economic trends are very favorable for our investment discipline, which has led us to many names that may benefit from increased economic activity. We still find many attractive stocks in the industrials, materials, and energy sectors that we believe may benefit from an improving industrial economy.

Many companies in the industrials and materials sectors have spent much of the past few years restructuring their manufacturing facilities, reducing their break-even levels, and positioning themselves for what some believe to be an inevitable economic recovery. Companies that took this bold action should experience unprecedented efficiency and profitability once overall demand rebounds. Despite this favorable outlook, many stocks in these sectors still command valuation metrics at the lower end of their historical ranges. We have taken meaningful positions in the shares of such companies and believe that they many offer excellent prospects for capital appreciation over the next 12 to 18 months.

We continue to believe that since consumer balance sheets are stretched, incremental consumer spending trends may be less encouraging when the mortgage-refinancing boom begins to wane. For these reasons, we are under-weighted in many consumer discretionary and consumer lending stocks. We are also concerned that improved commercial-loan growth could be offset by very low historical net interest margins and low investment yields at many banks, and we continue to underweight the commercial banks industry in the Fund's portfolio. The Fund's weighting in information technology has diminished throughout the 10-months as the sector rallied and many of the Fund's holdings reached our price targets. We will continue to use our disciplined value-investing approach to seize opportunities in quality companies with value-enhancing attributes when they arise.

Whatever the markets or the economy may bring, the Fund will continue to seek maximum long-term total return from a combination of capital growth and income.

Richard A. Rosen
Portfolio Manager
MacKay Shields LLC

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

MainStay Value Fund

                              SHARES             VALUE
                           -------------------------------
COMMON STOCKS (92.5%)+

AEROSPACE & DEFENSE (4.9%)
Boeing Co. (The) (b).....       248,200       $  9,553,218
Northrop Grumman
 Corp. ..................       129,800         11,604,120
Raytheon Co. ............       441,800         11,698,864
                                              ------------
                                                32,856,202
                                              ------------
BUILDING PRODUCTS (1.5%)
American Standard Cos.,
 Inc. (a)(b).............       106,200         10,163,340
                                              ------------
CAPITAL MARKETS (4.8%)
Goldman Sachs Group, Inc.
 (The)...................       223,000         20,939,700
Merrill Lynch & Co., Inc.
 (a)(b)..................       196,600         11,638,720
                                              ------------
                                                32,578,420
                                              ------------
COMMERCIAL BANKS (10.1%)
Bank of America Corp. ...       226,800         17,175,564
Bank One Corp. ..........       223,100          9,470,595
FleetBoston Financial
 Corp. ..................       329,810         13,321,026
PNC Financial Services
 Group, Inc. (The).......       266,300         14,265,691
Wachovia Corp. ..........       310,300         14,233,461
                                              ------------
                                                68,466,337
                                              ------------
COMMUNICATIONS EQUIPMENT (1.3%)
Motorola, Inc. ..........       676,400          9,151,692
                                              ------------

COMPUTERS & PERIPHERALS (2.1%)
International Business
 Machines Corp. .........       162,600         14,549,448
                                              ------------
CONTAINERS & PACKAGING (2.4%)
Smurfit-Stone Container
 Corp. (a)(b)............     1,032,900         16,009,950
                                              ------------
DIVERSIFIED FINANCIAL SERVICES (3.7%)
Citigroup, Inc. .........       528,466         25,049,288
                                              ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.9%)
ALLTEL Corp. ............       215,100         10,167,777
BellSouth Corp. .........       329,400          8,666,514
SBC Communications,
 Inc. ...................       150,400          3,606,592
Verizon Communications,
 Inc. ...................       309,000         10,382,400
                                              ------------
                                                32,823,283
                                              ------------

ELECTRIC UTILITIES (0.6%)
FirstEnergy Corp. .......       117,300          4,033,947
                                              ------------

                              SHARES             VALUE
                           -------------------------------
ELECTRICAL EQUIPMENT (2.8%)
Cooper Industries Ltd.
 Class A.................       357,700       $ 18,922,330
                                              ------------

ENERGY EQUIPMENT & SERVICES (1.0%)
Transocean, Inc. (a).....       365,900          7,021,621
                                              ------------

FOOD & STAPLES RETAILING (5.4%)
CVS Corp. ...............       593,000         20,861,740
Kroger Co. (The)
 (a)(b)..................       899,900         15,739,251
                                              ------------
                                                36,600,991
                                              ------------
FOOD PRODUCTS (1.2%)
Kraft Foods, Inc.
 Class A (b).............       275,600          8,019,960
                                              ------------

HEALTH CARE PROVIDERS & SERVICES (1.7%)
HCA, Inc. ...............       298,000         11,398,500
                                              ------------

HOUSEHOLD PRODUCTS (0.6%)
Kimberly-Clark Corp. ....        75,500          3,987,155
                                              ------------

INSURANCE (8.7%)
Allstate Corp. (The).....       374,500         14,792,750
Hartford Financial
 Services Group, Inc.
 (The)...................       313,700         17,222,130
Prudential Financial,
 Inc. ...................       368,500         14,238,840
Travelers Property
 Casualty Corp. Class
 B.......................       785,224         12,854,117
                                              ------------
                                                59,107,837
                                              ------------
IT SERVICES (2.5%)
Computer Sciences Corp.
 (a)(b)..................       424,700         16,826,614
                                              ------------

MACHINERY (3.5%)
Navistar International
 Corp. (a)(b)............       580,900         23,485,787
                                              ------------

METALS & MINING (3.3%)
Alcoa, Inc. .............       712,456         22,492,236
                                              ------------

MULTILINE RETAIL (0.5%)
Target Corp. ............        89,200          3,544,808
                                              ------------

OIL & GAS (9.7%)
ChevronTexaco Corp. .....       250,152         18,586,294
ConocoPhillips...........       352,100         20,122,515
ExxonMobil Corp. ........       471,700         17,254,786
Kerr-McGee Corp. ........       232,800          9,661,200
                                              ------------
                                                65,624,795
                                              ------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2003

                              SHARES             VALUE
                           -------------------------------
COMMON STOCKS (CONTINUED)

PAPER & FOREST PRODUCTS (5.2%)
Bowater, Inc. ...........       258,400       $ 10,550,472
International Paper
 Co. ....................       454,200         17,872,770
MeadWestvaco Corp. ......       254,637          6,600,191
                                              ------------
                                                35,023,433
                                              ------------
PHARMACEUTICALS (3.6%)
Bristol-Myers Squibb
 Co. ....................       354,100          8,983,517
Merck & Co., Inc. .......       340,900         15,084,825
                                              ------------
                                                24,068,342
                                              ------------
ROAD & RAIL (2.2%)
Burlington Northern Santa
 Fe Corp. ...............       511,000         14,788,340
                                              ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.0%)
Advanced Micro Devices,
 Inc. (a)(b).............       431,300          6,555,760
                                              ------------
SPECIALTY RETAIL (1.1%)
Gap, Inc. (The)..........       401,800          7,666,344
                                              ------------

THRIFTS & MORTGAGE FINANCE (2.2%)
Washington Mutual, Inc.
 (b).....................       336,650         14,728,437
                                              ------------
Total Common Stocks
 (Cost $576,743,281).....                      625,545,197
                                              ------------
CONVERTIBLE PREFERRED STOCK (0.9%)
OIL & GAS (0.9%)
Goldman Sachs Group, Inc.
 3.0625%, Series VLO
 (c) ....................       138,800          5,788,099
                                              ------------
Total Convertible
 Preferred Stock
 (Cost $5,480,018).......                        5,788,099
                                              ------------
                             NUMBER OF
                           CONTRACTS (D)
                           -------------
PURCHASED CALL OPTIONS (0.2%)

ENERGY EQUIPMENT & SERVICES (0.1%)
ENSCO International, Inc.
 Strike Price @ $24.00
 Expire 3/19/04 (a)(e)...         2,182            825,531
                                              ------------

                             NUMBER OF
                           CONTRACTS (D)         VALUE
                          --------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.1%)
Micron Technology, Inc.
 Strike Price @ $12.50
 Expire 1/17/04 (a)(e)...         3,080       $    723,800
                                              ------------
Total Purchased Call
 Options
 (Cost $1,387,263).......                        1,549,331
                                              ------------
                             PRINCIPAL
                              AMOUNT
                           -------------
SHORT-TERM INVESTMENTS (17.6%)

COMMERCIAL PAPER (6.1%)
Federal Home Loan Bank
 0.95%, due 11/6/03......   $20,000,000         19,997,361
UBS Finance Delaware LLC
 1.03%, due 11/3/03......    21,530,000         21,528,768
                                              ------------
                                                41,526,129
                                              ------------
Total Commercial Paper
 (Cost $41,526,129)......                       41,526,129
                                              ------------
                              SHARES
                           -------------
INVESTMENT COMPANY (0.1%)
AIM Institutional Funds
 Group (f)...............       667,690            667,690
                                              ------------
Total Investment Company
 (Cost $667,690).........                          667,690
                                              ------------
                             PRINCIPAL
                              AMOUNT
                           -------------
MASTER NOTE (2.4%)
Banc of America
 Securities LLC
 1.1874%, due 11/3/03
 (f).....................   $15,848,000         15,848,000
                                              ------------
Total Master Note
 (Cost $15,848,000)......                       15,848,000
                                              ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Value Fund

                             PRINCIPAL
                              AMOUNT             VALUE
                           -------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

REPURCHASE AGREEMENTS (9.0%)
Countrywide Securities
 Corp.
 1.1424%, dated 10/31/03
 due 11/3/03 (f)
 Proceeds at Maturity
 $31,088,919
 (Collateralized by
 Various Bonds with a
 Principal Amount of
 $36,695,913 and a Market
 Value of $31,855,568)...   $31,086,000       $ 31,086,000
                                              ------------
CS First Boston LLC
 1.1124%, dated 10/31/03
 due 11/3/03 (f)
 Proceeds at Maturity
 $2,193,201
 (Collateralized by
 Various Bonds with a
 Principal Amount of
 $2,037,770 and a Market
 Value of $2,220,555)....     2,193,000          2,193,000
                                              ------------
Lehman Brothers, Inc.
 1.1124%, dated 10/31/03
 due 11/3/03 (f)
 Proceeds at Maturity
 $5,000,457
 (Collateralized by
 Various Bonds with a
 Principal Amount of
 $5,149,743 and a Market
 Value of $5,090,518)....     5,000,000          5,000,000
                                              ------------
Merrill Lynch & Co., Inc.
 1.1424%, dated 10/31/03
 due 11/3/03 (f)
 Proceeds at Maturity
 $22,835,144
 (Collateralized by
 Various Bonds with a
 Principal Amount of
 $22,030,343 and a Market
 Value of $23,697,800)...    22,833,000         22,833,000
                                              ------------
Total Repurchase
 Agreements
 (Cost $61,112,000)......                       61,112,000
                                              ------------
Total Short-Term
 Investments (Cost
 $119,153,819)...........                      119,153,819
                                              ------------
Total Investments (Cost
 $702,764,381) (g).......         111.2%       752,036,446(h)

                             PRINCIPAL
                              AMOUNT             VALUE
                           -------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
Liabilities in Excess of
 Cash & Other Assets.....   $     (11.2)      $(75,456,791)
                            -----------       ------------
Net Assets...............         100.0%      $676,579,655
                            ===========       ============

-------
(a)  Non-income producing security.
(b)  Represents a security, or a portion thereof, which is out on loan.
(c)  Synthetic Convertible -- an equity linked security issued by an entity other than the issuer of the underlying
     equity instrument.
(d)  One contract relates to 100 shares.
(e)  Options can be exercised into the underlying common
     stock.
(f)  Represents a security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(g)  The cost for federal income tax purposes is $704,343,594.
(h)  At October 31, 2003 net unrealized appreciation was
     $47,692,852, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $61,067,179 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $13,374,327.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2003

ASSETS:
Investment in securities, at value (identified cost
  $702,764,381) including $75,276,447 market value of
  securities loaned.........................................       $752,036,446
Cash........................................................                493
Deposits with brokers for securities loaned.................              5,038
Receivables:
  Investment securities sold................................         29,011,834
  Dividends and interest....................................          1,057,543
  Fund shares sold..........................................            278,061
Other assets................................................             14,808
                                                                   ------------
        Total assets........................................        782,404,223
                                                                   ------------
LIABILITIES:
Securities lending collateral...............................         77,632,728
Payables:
  Investment securities purchased...........................         25,435,384
  Fund shares redeemed......................................          1,323,106
  NYLIFE Distributors.......................................            496,230
  Transfer agent............................................            415,129
  Manager...................................................            367,237
  Trustees..................................................              7,682
  Custodian.................................................              5,776
Accrued expenses............................................            141,296
                                                                   ------------
        Total liabilities...................................        105,824,568
                                                                   ------------
Net assets..................................................       $676,579,655
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     68,102
  Class B...................................................            338,826
  Class C...................................................              1,870
Additional paid-in capital..................................        714,903,172
Accumulated undistributed net investment income.............            575,023
Accumulated net realized loss on investments and written
  option transactions.......................................        (88,579,403)
Net unrealized appreciation on investments and written
  option transactions.......................................         49,272,065
                                                                   ------------
Net assets..................................................       $676,579,655
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $112,744,539
                                                                   ============
Shares of beneficial interest outstanding...................          6,810,246
                                                                   ============
Net asset value per share outstanding.......................       $      16.56
Maximum sales charge (5.50% of offering price)..............               0.96
                                                                   ------------
Maximum offering price per share outstanding................       $      17.52
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $560,740,389
                                                                   ============
Shares of beneficial interest outstanding...................         33,882,579
                                                                   ============
Net asset value and offering price per share outstanding....       $      16.55
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  3,094,727
                                                                   ============
Shares of beneficial interest outstanding...................            186,995
                                                                   ============
Net asset value and offering price per share outstanding....       $      16.55
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the period January 1, 2003 through October 31, 2003* and the year ended December 31, 2002

                                                                 2003*           2002
                                                              ------------   -------------
INVESTMENT INCOME:
Income:
  Dividends.................................................  $ 11,637,750   $  15,310,646
  Interest..................................................       284,225         747,072
  Income from securities loaned--net........................       133,762          41,094
                                                              ------------   -------------
    Total income............................................    12,055,737      16,098,812
                                                              ------------   -------------
Expenses:
  Manager...................................................     3,352,483       4,696,735
  Distribution--Class B.....................................     3,255,253       4,806,238
  Distribution--Class C.....................................        15,835          15,487
  Transfer agent............................................     2,097,292       2,683,742
  Service--Class A..........................................       215,249         296,126
  Service--Class B..........................................     1,085,084       1,602,079
  Service--Class C..........................................         5,278           5,162
  Shareholder communication.................................       127,795         190,314
  Professional..............................................        89,133         120,083
  Recordkeeping.............................................        74,436         102,803
  Custodian.................................................        56,873          81,196
  Registration..............................................        38,991          33,753
  Trustees..................................................        27,442          38,137
  Miscellaneous.............................................        25,585          35,954
                                                              ------------   -------------
    Total expenses..........................................    10,466,729      14,707,809
                                                              ------------   -------------
Net investment income.......................................     1,589,008       1,391,003
                                                              ------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  WRITTEN OPTION TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................   (13,136,168)    (73,817,266)
  Written option transactions...............................       646,327       4,307,209
                                                              ------------   -------------
Net realized loss on investments and written option
  transactions..............................................   (12,489,841)    (69,510,057)
                                                              ------------   -------------
Net change in unrealized appreciation (depreciation) on:
  Security transactions:....................................   111,930,339    (126,481,658)
  Written option transactions:..............................       (74,311)        146,366
                                                              ------------   -------------
Net unrealized gain (loss) on investments and written option
  transactions..............................................   111,856,028    (126,335,292)
                                                              ------------   -------------
Net realized and unrealized gain (loss) on investments and
  written option transactions...............................    99,366,187    (195,845,349)
                                                              ------------   -------------
Net increase (decrease) in net assets resulting from
  operations................................................  $100,955,195   $(194,454,346)
                                                              ============   =============

-------

 *   The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets for the period January 1, 2003 through October 31, 2003* and the years ended December 31, 2002 and
December 31, 2001

                                                                 2003*           2002            2001
                                                              ------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $  1,589,008   $   1,391,003   $   3,113,997
  Net realized gain (loss) on investments and written option
    transactions............................................   (12,489,841)    (69,510,057)     12,792,106
  Net change in unrealized appreciation (depreciation) on
    investments and written option transactions.............   111,856,028    (126,335,292)    (37,116,128)
                                                              ------------   -------------   -------------
  Net increase (decrease) in net assets resulting from
    operations..............................................   100,955,195    (194,454,346)    (21,210,025)
                                                              ------------   -------------   -------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................      (715,302)       (829,279)     (1,303,048)
    Class B.................................................      (615,014)       (295,185)     (1,753,973)
    Class C.................................................        (3,236)         (1,246)         (3,052)
  From net realized gain on investments:
    Class A.................................................            --      (1,242,187)       (603,636)
    Class B.................................................            --      (6,335,113)     (3,193,706)
    Class C.................................................            --         (28,151)         (6,364)
                                                              ------------   -------------   -------------
      Total dividends and distributions to shareholders.....    (1,333,552)     (8,731,161)     (6,863,779)
                                                              ------------   -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    32,974,027     105,753,757     123,490,233
    Class B.................................................    26,713,170      45,457,546      61,834,698
    Class C.................................................     2,004,101       2,710,624       1,217,119
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................       699,669       2,019,522       1,900,229
    Class B.................................................       594,905       6,434,917       4,810,706
    Class C.................................................         2,445          21,560           2,628
                                                              ------------   -------------   -------------
                                                                62,988,317     162,397,926     193,255,613
  Cost of shares redeemed:
    Class A.................................................   (39,146,443)   (115,637,418)    (93,834,605)
    Class B.................................................   (66,610,376)   (117,411,603)   (107,272,547)
    Class C.................................................    (1,658,503)     (1,412,165)       (328,843)
                                                              ------------   -------------   -------------
      Decrease in net assets derived from capital share
        transactions........................................   (44,427,005)    (72,063,260)     (8,180,382)
                                                              ------------   -------------   -------------
      Net increase (decrease) in net assets.................    55,194,638    (275,248,767)    (36,254,186)
NET ASSETS:
Beginning of period.........................................   621,385,017     896,633,784     932,887,970
                                                              ------------   -------------   -------------
End of period...............................................  $676,579,655   $ 621,385,017   $ 896,633,784
                                                              ============   =============   =============
Accumulated undistributed net investment income at end of
  period....................................................  $    575,023   $     319,567   $      53,924
                                                              ============   =============   =============

-------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                              Class A
                                  -----------------------------------------------------------------------------------------------
                                  January 1, 2003
                                      through                                   Year ended December 31,
                                    October 31,        --------------------------------------------------------------------------
                                       2003*              2002            2001            2000            1999            1998
                                  ---------------      ----------      ----------      ----------      ----------      ----------
Net asset value at beginning of
 period.........................    $    14.13         $    18.52      $    19.12      $    18.18      $    17.16      $    21.76
                                    ----------         ----------      ----------      ----------      ----------      ----------
Net investment income (loss)....          0.11               0.12            0.19            0.15            0.12            0.23
Net realized and unrealized gain
 (loss) on investments..........          2.42              (4.23)          (0.52)           1.96            1.29           (1.92)
                                    ----------         ----------      ----------      ----------      ----------      ----------
Total from investment
 operations.....................          2.53              (4.11)          (0.33)           2.11            1.41           (1.69)
                                    ----------         ----------      ----------      ----------      ----------      ----------
Less dividends and
 distributions:
 From net investment income.....         (0.10)             (0.11)          (0.19)          (0.15)          (0.00)(b)       (0.23)
 From net realized gain on
   investments..................            --              (0.17)          (0.08)          (0.91)          (0.32)          (2.68)
 Return of capital..............            --                 --              --           (0.11)          (0.07)             --
                                    ----------         ----------      ----------      ----------      ----------      ----------
Total dividends and
 distributions..................         (0.10)             (0.28)          (0.27)          (1.17)          (0.39)          (2.91)
                                    ----------         ----------      ----------      ----------      ----------      ----------
Net asset value at end of
 period.........................    $    16.56         $    14.13      $    18.52      $    19.12      $    18.18      $    17.16
                                    ==========         ==========      ==========      ==========      ==========      ==========
Total investment return (a).....         18.02%            (22.16%)         (1.74%)         11.89%           8.33%          (7.41%)
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income
    (loss)......................          0.93%+             0.82%           0.99%           0.73%           0.70%           1.03%
   Expenses.....................          1.38%+             1.30%           1.20%           1.20%           1.13%           1.09%
Portfolio turnover rate.........            47%                66%             88%             92%             61%             83%
Net assets at end of period (in
 000's).........................    $  112,745         $  101,999      $  141,703      $  113,111      $  117,036      $  114,925

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                        Class B                                            Class C
    --------------------------------------------------------------------------------   ---------------
    January 1, 2003                                                                    January 1, 2003
        through                          Year ended December 31,                           through
      October 31,     --------------------------------------------------------------     October 31,
         2003*           2002         2001         2000         1999         1998           2003*
    ---------------   ----------   ----------   ----------   ----------   ----------   ---------------
      $    14.13      $    18.53   $    19.12   $    18.09   $    17.15   $    21.74     $    14.13
      ----------      ----------   ----------   ----------   ----------   ----------     ----------
            0.02            0.01         0.04         0.01        (0.01)        0.06           0.02
            2.42           (4.23)       (0.51)        1.95         1.28        (1.91)          2.42
      ----------      ----------   ----------   ----------   ----------   ----------     ----------
            2.44           (4.22)       (0.47)        1.96         1.27        (1.85)          2.44
      ----------      ----------   ----------   ----------   ----------   ----------     ----------
           (0.02)          (0.01)       (0.04)       (0.01)       (0.00)(b)    (0.06)         (0.02)
              --           (0.17)       (0.08)       (0.91)       (0.32)       (2.68)            --
              --              --           --        (0.01)       (0.01)          --             --
      ----------      ----------   ----------   ----------   ----------   ----------     ----------
           (0.02)          (0.18)       (0.12)       (0.93)       (0.33)       (2.74)         (0.02)
      ----------      ----------   ----------   ----------   ----------   ----------     ----------
      $    16.55      $    14.13   $    18.53   $    19.12   $    18.09   $    17.15     $    16.55
      ==========      ==========   ==========   ==========   ==========   ==========     ==========
           17.26%         (22.76%)      (2.45%)      11.05%        7.51%       (8.09%)        17.26%

            0.18%+          0.07%        0.24%       (0.02%)      (0.05%)       0.28%          0.18%+
            2.13%+          2.05%        1.95%        1.95%        1.88%        1.84%          2.13%+
              47%             66%          88%          92%          61%          83%            47%
      $  560,740      $  517,050   $  753,299   $  819,003   $1,012,767   $1,174,554     $    3,095

                                  Class C
     ------------------------------------------------------------------
                                                         September 1,**
                  Year ended December 31,                   through
     -------------------------------------------------    December 31,
        2002         2001         2000         1999           1998
     ----------   ----------   ----------   ----------   --------------
     $    18.53   $    19.12   $    18.09   $    17.15     $    18.16
     ----------   ----------   ----------   ----------     ----------
           0.01         0.04         0.01        (0.01)          0.03
          (4.23)       (0.51)        1.95         1.28           1.67
     ----------   ----------   ----------   ----------     ----------
          (4.22)       (0.47)        1.96         1.27           1.70
     ----------   ----------   ----------   ----------     ----------
          (0.01)       (0.04)       (0.01)       (0.00)(b)      (0.03)
          (0.17)       (0.08)       (0.91)       (0.32)         (2.68)
             --           --        (0.01)       (0.01)            --
     ----------   ----------   ----------   ----------     ----------
          (0.18)       (0.12)       (0.93)       (0.33)         (2.71)
     ----------   ----------   ----------   ----------     ----------
     $    14.13   $    18.53   $    19.12   $    18.09     $    17.15
     ==========   ==========   ==========   ==========     ==========
         (22.76%)      (2.45%)      11.05%        7.51%          9.88%

           0.07%        0.24%       (0.02%)      (0.05%)         0.28%+
           2.05%        1.95%        1.95%        1.88%          1.84%+
             66%          88%          92%          61%            83%
     $    2,336   $    1,631   $      774   $      631     $       80

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Value Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Value Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Options contracts are valued at the last posted settlement price on the market where any such options are principally traded. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities

Notes to Financial Statements

for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

(B) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(C) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

MainStay Value Fund

Written option activity for the ten months ended October 31, 2003 was as follows:

                                                               NUMBER
                                                                 OF
                                                              CONTRACTS     PREMIUM
                                                              ---------   -----------
Options outstanding at December 31, 2002....................   (3,552)    $  (415,571)
Options--written............................................   (7,631)     (1,476,841)
Options--buybacks...........................................   10,035       1,697,958
Options--exercised..........................................      562          67,296
Options--expired............................................      586         127,158
                                                               ------     -----------
Options outstanding at October 31, 2003.....................       --              --
                                                               ======     ===========

(D) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(F) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(G) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(H) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million. For the ten months ended October 31, 2003 the Manager earned from the Fund $3,352,483. For the year ended December 31, 2002 the Manager earned from the Fund $4,696,735.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.36% of the Fund's average daily net assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for

MainStay Value Fund

distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $1,794 for the ten months ended October 31, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $29,058, $198,446 and $807, respectively, for the ten months ended October 31, 2003.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the ten months ended October 31, 2003 and year ended December 31, 2002, amounted to $2,097,292 and $2,683,742, respectively.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Value Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $13,041 for the ten months ended October 31, 2003 and $14,703 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $74,436 for the ten months ended October 31, 2003 and $102,803 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2003, the components of accumulated loss on a tax basis were as follows:

ACCUMULATED UNDISTRIBUTED   ACCUMULATED CAPITAL    UNREALIZED     TOTAL ACCUMULATED
  NET INVESTMENT INCOME      AND OTHER LOSSES     APPRECIATION          LOSS
-------------------------   -------------------   -------------   -----------------
        $575,023               $(87,000,190)       $47,692,852      $(38,732,315)

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals.

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $87,000,190 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

     CAPITAL LOSS                                             AMOUNT
     AVAILABLE THROUGH                                        (000'S)
     -----------------                                        -------
     2010...................................................  $64,572
     2011...................................................   22,428
                                                              -------
                                                              $87,000
                                                              =======

The tax character of distributions paid during the ten months ended October 31, 2003 and years ended December 31, 2002 and 2001, shown in the Statement of Changes in Net Assets, was as follows:

                             2003          2002          2001
                          -----------   -----------   -----------
Distributions paid from:
  Ordinary Income         $1,333,552    $1,125,710    $3,060,073
  Long-Term Gains                 --     7,605,451     3,803,706
                          ----------    ----------    ----------
                          $1,333,552    $8,731,161    $6,863,779
                          ==========    ==========    ==========

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the ten months ended October 31, 2003, purchases and sales of securities, other than short-term securities, were $278,298 and $322,895, respectively.

MainStay Value Fund

As of October 31, 2003, the Fund had securities on loan with an aggregate market value of $75,276,447. The Fund received $77,632,728 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the ten months ended October 31, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                                       YEAR ENDED
                                                                                      DECEMBER 31,
                                     JANUARY 1, THROUGH        ----------------------------------------------------------
                                      OCTOBER 31, 2003*                   2002                           2001
                                 ---------------------------   ---------------------------   ----------------------------
                                 CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                 -------   -------   -------   -------   -------   -------   -------   -------   --------
Shares sold....................   2,226     1,797      139      6,321     2,723      169      6,636     3,288       66
Shares issued in reinvestment
  of dividends and
  distributions................      47        39       --(a)     141       456        1        103       261       --(a)
                                 ------    ------     ----     ------    ------      ---     ------    ------      ---
                                  2,273     1,836      139      6,462     3,179      170      6,739     3,549       66
Shares redeemed................  (2,683)   (4,545)    (117)    (6,894)   (7,250)     (93)    (5,003)   (5,722)     (18)
                                 ------    ------     ----     ------    ------      ---     ------    ------      ---
Net increase (decrease)........    (410)   (2,709)      22       (432)   (4,071)      77      1,736    (2,173)      48
                                 ======    ======     ====     ======    ======      ===     ======    ======      ===

-------
 *  The Fund changed its fiscal year end from December 31 to October 31.
(a) Less than one-thousand.

NOTE 8--OTHER MATTERS:

New York Life Investment Management LLC (NYLIM) and mutual funds that NYLIM advises, including The MainStay Funds, have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading and other matters. We are cooperating fully in responding to these requests. We have no reason to believe that NYLIM or any of the mutual funds NYLIM advises has been targeted as the subject of any governmental or regulatory enforcement action.

Report of Independent Auditors

To the Trustees of The MainStay Funds and Shareholders of
MainStay Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Value Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the ten months ended October 31, 2003 and the year ended December 31, 2002, the changes in its net assets for the ten months ended October 31, 2003 and each of the two years in the period ended December 31, 2002 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 18, 2003

TAX INFORMATION (UNAUDITED)

MainStay Value Fund designates 100% of the dividends it paid during 2003 from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

In addition, 100% of the ordinary income dividends paid during the ten months ended October 31, 2003 qualify for the corporate dividends received deduction under Section 243 of the Internal Revenue Code.

The MainStay Funds--Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   2002 and         Manager, New York Life Investment
                          Trustee since    Management LLC (including predecessor
                          2000             advisory organizations) and New York
                                           Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Executive Vice
                                           President and Manager, NYLIFE LLC;
                                           Manager, NYLIFE Distributors LLC; Vice
                                           Chairman, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        41             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, NYLIFE LLC; Director, NYLIFE
                                           Securities, Inc.; Chairman, President,
                                           and Manager, NYLIFE Distributors LLC;
                                           Manager, McMorgan & Company LLC;
                                           Chairman, Trustee, and President,
                                           Eclipse Funds, (4 portfolios); Chairman
                                           and Director, Eclipse Funds Inc. (13
                                           portfolios); Senior Vice President,
                                           Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities
  Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5
  Years."

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24             None
3/1/32                    1996             Officer, New York Life Insurance Company
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Manager, MacKay Shields LLC;          24             None
7/1/25                    1991             Chairman, Chief Executive Officer, and
                                           President, New York Life Insurance
                                           Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Non-Executive
11/13/39                  1997             Chancellor, Queen's University (1985 to                Director, Allied
                                           2001).                                                 Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group,
                                                                                                  Plc; Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc.
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, Adolor
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Corporation;
                          Non-             firm).                                                 Director, First
                          Interested                                                              Advantage
                          Trustee                                                                 Corporation.
---------------------------------------------------------------------------------------------------------------------
Michael H. Sutton         Trustee since    Retired. Independent Consultant (1999 to       24             None
9/19/40                   2003             present); Special Consultant, Financial
                                           Accounting Standards Board (1998 to
                                           1999); Chief Accountant, United States
                                           Securities and Exchange Commission (1995
                                           to 1998).
---------------------------------------------------------------------------------------------------------------------

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Advisor (July 2003 to present) and             24             None
2/13/52                   1994             Managing Director (2001 to June 2003),
                                           The Carlyle Group (private investment
                                           firm); Chairman and Chief Executive
                                           Officer, Somerset Group (financial
                                           advisory firm); Senior Managing
                                           Director, Groupe Arnault (private
                                           investment firm) (1999 to 2001).
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Manager, NYLIFE Distributors
                                           LLC.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, and MainStay VP Series
                          since 2001       Fund, Inc.; Chief Financial Officer and
                                           Assistant Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors LLC; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., and Eclipse Funds; Managing
                                           Director and Senior Counsel, Lehman
                                           Brothers Inc., (October 1998 to December
                                           1999); General Counsel and Managing
                                           Director, JP Morgan Investment
                                           Management Inc. (1986 to September
                                           1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc.; Vice
                                           President-Financial Operations and Chief
                                           Financial Officer, NYLIFE Distributors
                                           LLC; Tax Vice President, New York Life
                                           International, LLC; Tax Vice President,
                                           Eclipse Funds, Eclipse Funds Inc., and
                                           MainStay VP Series Fund, Inc.
---------------------------------------------------------------------------------------------------------------------

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund(2)
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(3)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
D/B/A MERCURY ADVISORS
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Ceased operations as of November 28, 2003.
3. Closed to new investors as of December 1, 2001.
4. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Auditors

1. As of October 31, 2003.

[MAINSTAY FUNDS LOGO]

MainStay is a division of New York Life Investment
Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors LLC. All rights reserved.  MSV11- 12/03
                                  NYLIM-A04336                   15

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Value Fund

    ANNUAL REPORT

    OCTOBER 31, 2003

    [MAINSTAY FUNDS LOGO]

                                           Table of Contents

                                                              President's Letter                               2

                                                              Portfolio Management Discussion and Analysis     3

                                                              Portfolio of Investments                         6

                                                              Financial Statements                             9

                                                              Notes to Financial Statements                   14

                                                              Report of Independent Auditors                  18

                                                              Trustees and Officers                           19

                                                              The MainStay(R) Funds                           22

President's Letter

The first 10 months of 2003 represented a positive period for most investors. Although the stock market struggled from mid-January through early March, it recovered strongly through the end of October. The rally began several days before coalition forces entered Iraq and continued long after the conclusion of major combat operations. Although difficulties in Iraq, the Middle East, and North Korea continued to raise concerns, investors have tended to focus on corporate earnings and the potential for an economic turnaround.

The Federal Reserve remained accommodative throughout the 10-month period, and the Federal Open Market Committee lowered the targeted federal funds rate by 25 basis points on June 25, 2003, to a low 1.0%. Real gross domestic product, which grew at a modest 1.4% in the first quarter of 2003, rose by 3.3% in the second quarter. According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter. Much of this increase resulted from robust consumer spending. Although unemployment rates remain high, the figures have declined from their peak in June 2003, and the Federal Reserve recently observed that "the labor market appears to be stabilizing."

Within the equity market, smaller companies generally outperformed larger ones and growth stocks tended to appreciate more than value equities at all capitalization levels. The bond markets benefited from anticipation of the Federal Reserve's easing move, and while yields on short-term securities continued to decline, yields on longer-term bonds rose to a peak in early September and closed the reporting period higher than where they began. For the 10-month period, corporate bonds generally outpaced Treasury securities, and high-yield bonds and emerging-market debt provided outstanding returns.

At MainStay, each of our Funds seeks to achieve its investment objective with an established process that is consistently applied in all market environments. While markets may shift and results may vary, we believe that our time-tested investment strategies can help you pursue your long-range goals with confidence.

As you may have noted, the date of this report differs from the date of previous annual reports. The MainStay Board of Trustees recently approved making October 31 the end of the fiscal year for most MainStay Funds. The report that follows provides details about the specific market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the first 10 months of 2003. If you have any questions about this report or your MainStay Fund investments, your Registered Representative will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
November 2003

Portfolio Management Discussion and Analysis

During the first few months of 2003, the Iraqi crisis had a major influence on the financial markets. Both the equity and fixed-income markets experienced huge swings in performance on the back of diplomatic and military developments related to Iraq. Financial conditions improved during the second quarter as major combat operations in Iraq came to a conclusion. Oil prices declined and consumer confidence rebounded sharply. Equity markets recovered from their March lows, and yield spreads between corporate bonds and U.S. Treasuries narrowed.

In May of 2003, the Federal Reserve adopted a new approach by separately assessing economic-growth prospects and the inflation outlook. Until then, the Federal Reserve had issued a one-dimensional risk assessment. By adopting a two-dimensional approach, the Fed attempted to convey that higher economic growth in the future would not necessarily entail an immediate tightening of monetary policy.

The Federal Open Market Committee's press release in May highlighted the probability, though minor, of "an unwelcome substantial fall in inflation" from a level that was already low. Following this release, interest rates dropped sharply across the money-market yield curve. As the June meeting approached, rates continued to fall, as various Fed members spoke of the need to act preemptively to prevent the economy from slipping into a deflationary mode. On June 25, 2003, the Federal Open Market Committee lowered the targeted federal funds rate by 25 basis points to a low 1.0%.

The decline in interest rates sparked a significant wave of mortgage refinancing during the spring and summer. Also during that time, the Federal government added fiscal stimulus to the economy in the form of tax cuts. Largely supported by this monetary and fiscal stimulus, consumer spending remained strong through the first 10 months of 2003, despite a poor labor market. According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product rose at a seasonally adjusted annual rate of 8.2% in the third quarter of 2003, the fastest growth since early 1984.

Overall, the yield on the three-month U.S. Treasury bill fell from 1.20% at year-end 2002 to 0.95% on October 31, 2003, while three-month LIBOR(1) declined from 1.38% to 1.17% over the same period.

PERFORMANCE REVIEW
For the 7-day period ended October 31, 2003, MainStay Money Market Fund provided a current yield of 0.37% and a seven-day effective yield of 0.37% for Class A, Class B, and Class C shares. For the 10 months ended October 31, 2003, the Fund returned 0.44% for Class A, Class B, and Class C shares.(2) All share classes outperformed the 0.38% return of the average Lipper(3) money market

-------
1. The London interbank offered rate (LIBOR) is a floating interest rate that is widely used as a base rate in bank, corporate, and government lending agreements.


2. The current yield more closely reflects the current earnings of the Fund than the total return.

3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

fund over the same period. All share classes also outperformed the 0.42% return of the iMoneyNet First Tier Retail Fund Average(4) for the 10 months ended October 31, 2003.

STRATEGIC POSITIONING

Throughout the first 10 months of 2003, the Fund's assets were invested in securities issued by the U.S. Treasury and government-sponsored entities as well as in high-quality instruments issued by finance, insurance, and brokerage companies, industrial enterprises, banks, and bank holding companies.

All securities purchased for the portfolio were rated A-1/P-1 or higher. These are first-tier securities, or generally those money-market instruments in the highest rating category. The Fund was not invested in any second-tier securities nor did it invest in split-rated issues (those rated in the highest rating category by one credit rating agency and in the second-highest rating category by another). The Fund's concentration on the highest-quality securities helped manage portfolio risk. At the end of October 2003, the Fund's duration was longer than average.

LOOKING AHEAD

At the end of the 10-month period, the Federal Open Market Committee maintained that the risks of a fall in inflation outweighed the risks of faster economic growth, and the Committee noted that an accommodative monetary policy could be maintained for a considerable period. Given the ongoing slack in the economy--in particular, the low capacity-utilization rate and the uncertain labor market--we believe that it may take several quarters of above-trend economic growth to convince the Federal Reserve that deflationary pressures have weakened and that raising the targeted federal funds rate is in the best interests of the economy.

Clearly, the future direction of interest rates is dependent on whether the recent momentum in economic growth can be sustained over the coming months. Federal tax cuts have enabled disposable income to grow faster than personal income, helping to keep consumer spending strong. In our opinion, however, consumer spending cannot outstrip personal income gains for long. We further believe that in the absence of additional fiscal stimulus, developments in the labor market will determine spending trends. In our view, the U.S. economy needs to generate more than 100,000 jobs each month over the next year to maintain consumer spending at current levels.

At least for the time being, we intend to maintain the Fund's longer-than-average duration. As the market continues to look for signs of a sustainable economic recovery, we also intend to remain focused on high-quality, liquid


-------
4. The iMoneyNet First Tier Retail Fund Average is unmanaged and includes only nongovernment retail funds that are not holding any second-tier securities. Portfolio holdings of first-tier funds include U.S. Treasury securities, U.S. repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first-tier commercial paper, floating-rate notes, and asset-backed commercial paper. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index or an average.

investments. Whatever the markets or the economy may bring, the Fund will continue to seek a high level of current income while preserving capital and maintaining liquidity.

Claude Athaide, Ph.D., CFA
Portfolio Manager
MacKay Shields LLC

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The current yield is a more accurate reflection of the Fund's earnings than the annualized return.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

MainStay Money Market Fund

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
SHORT-TERM INVESTMENTS (101.0%)+

BANK NOTES (2.2%)
Bank One Corp. Chicago,
 Illinois
 1.16%, due 11/10/03 (c)....  $6,000,000       $  5,999,985
Bayerische Landesbank N.Y.
 5.00%, due 7/20/04 (c).....   6,000,000          6,156,742
                                               ------------
                                                 12,156,727
                                               ------------
CERTIFICATES OF DEPOSIT (1.1%)
Citibank of North America
 1.065%, due 12/19/03 (c)...   6,000,000          6,000,000
                                               ------------

COMMERCIAL PAPER (42.1%)
Allianz Finance Corp.
 1.07%, due 12/17/03 (a)....   6,000,000          5,991,797
 1.08%, due 11/20/03 (a)....   6,000,000          5,996,580
American Express Credit Corp
 1.02%, due 11/24/03........   4,800,000          4,796,872
American General Finance
 Corp.
 1.04%, due 11/20/03........   6,000,000          5,996,707
ANZ (DE), Inc.
 1.03%, due 12/29/03........   6,000,000          5,990,043
 1.08%, due 1/12/04.........   3,400,000          3,392,656
Atlantis One Funding Corp.
 1.14%, due 1/28/04 (a).....   5,393,000          5,377,971
Barclays U.S. Funding Corp.
 1.04%, due 11/19/03........   6,000,000          5,996,880
 1.08%, due 1/12/04.........   6,000,000          5,987,040
ChevronTexaco Corp.
 1.02%, due 12/4/03.........   3,675,000          3,671,564
General Electric Capital
 Corp.
 1.08%, due 12/10/03........   5,600,000          5,593,448
Goldman Sachs Group, Inc.
 0.63%, due 6/6/04..........   6,000,000          5,977,248
 1.26%, due 11/17/03........   6,000,000          5,996,640
Harvard University
 1.02%, due 11/6/03.........   6,000,000          5,999,150
HBOS Treasury Services
 1.04%, due 12/8/03.........   6,000,000          5,993,617
 1.05%, due 11/4/03.........   6,400,000          6,399,440
ING America Insurance
 Holdings
 1.07%, due 11/17/03........   6,000,000          5,997,147
ING U. S. Funding LLC
 1.09%, due 3/10/04.........   6,000,000          5,976,383
International Business
 Machines Corp.
 1.03%, due 11/21/03........   8,525,000          8,520,122
KfW International Finance,
 Inc.
 1.06%, due 1/23/04.........   5,850,000          5,835,703
Lloyds Bank PLC
 1.03%, due 12/1/03.........   6,000,000          5,994,800
Merck & Co. Inc.
 1.03%, due 11/25/03........   6,000,000          5,995,880

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
COMMERCIAL PAPER (CONTINUED)
Nationwide Building Society
 1.06%, due 12/9/03.........  $6,000,000       $  5,993,287
 1.07%, due 12/16/03........   6,000,000          5,991,975
Nestle Capital Corp.
 1.02%, due 12/31/03 (a)....   6,075,000          6,064,672
 1.04%, due 12/12/03 (a)....   8,500,000          8,489,932
Pfizer, Inc.
 0.90%, due 12/9/03 (a).....   6,000,000          5,994,300
 1.02%, due 12/11/03 (a)....   5,325,000          5,318,965
Prudential Funding LLC
 0.98%, due 11/18/03........   6,000,000          5,997,223
 1.08%, due 3/22/04.........   4,400,000          4,381,256
Quebec Province
 0.91%, due 12/3/03.........   6,000,000          5,995,147
 1.13%, due 3/29/04.........   1,375,000          1,368,569
Shell Finance (U.K.) PLC
 1.03%, due 11/13/03 (a)....   7,300,000          7,297,494
Societe Generale N.A., Inc.
 1.03%, due 11/10/03........   6,000,000          5,998,455
 1.15%, due 11/14/03........   6,000,000          5,997,508
Svenska Handelsbanken AB
 1.03%, due 12/15/03........   2,600,000          2,596,727
Swiss Re Financial Products
 1.05%, due 12/2/03 (a).....   7,125,000          7,118,558
 1.10%, due 2/13/04 (a).....   3,625,000          3,613,481
UBS Finance Delaware LLC
 1.08%, due 2/25/04.........   7,750,000          7,723,030
Unicredit Delaware Inc.
 1.06%, due 12/30/03........   6,000,000          5,989,626
                                               ------------
                                                229,407,893
                                               ------------
CORPORATE BONDS (11.5%)
Abbott Laboratories
 5.125%, due 7/1/04 (c).....   6,000,000          6,148,802
Bank of America Corp.
 6.125%, due 7/15/04 (c)....   4,545,000          4,700,515
 6.625%, due 6/15/04 (c)....   5,254,000          5,433,983
First Security Corp.
 5.875%, due 11/1/03 (c)....   6,500,000          6,500,000
J.P. Morgan Chase & Co.
 5.75%, due 4/15/04 (c).....   8,000,000          8,164,119
Metropolitan Life Insurance
 Co. Series EXL
 1.13%, due 4/28/08
 (a)(b)(c)..................   6,000,000          6,000,000
Morgan Stanley Dean Witter &
 Co.
 5.625%, due 1/20/04 (c)....   7,030,000          7,099,916
Unilever Capital Corp.
 6.75%, due 11/1/03 (c).....   5,000,000          5,000,000
Wachovia Corp.
 6.625%, due 6/15/04 (c)....   6,000,000          6,206,851

-------
+ Percentages indicated are based on Fund net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2003

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

CORPORATE BONDS (CONTINUED)
Wells Fargo & Co.
 6.625%, due 7/15/04 (c)....  $7,000,000       $  7,262,260
                                               ------------
                                                 62,516,446
                                               ------------
MEDIUM TERM NOTES (6.7%)
American Express Credit
 Corp. Series B
 1.161%, due 3/5/08
 (b)(c).....................   6,000,000          6,000,000
American General Finance Co.
 Series G
 1.31%, due 8/6/04 (b)(c)...   3,500,000          3,505,314
Bank One Corp. Series C
 1.41%, due 5/7/04 (b)(c)...   6,000,000          6,009,800
General Electric Capital Co.
 Series A
 1.239%, due 5/7/04
 (b)(c).....................   6,000,000          6,004,013
Merrill Lynch & Co. Series B
 1.43%, due 5/21/04
 (b)(c).....................   3,800,000          3,807,199
 5.46%, due 5/7/04 (c)......   6,700,000          6,844,575
Morgan Stanley Dean Witter &
 Co. Series C
 1.414%, due 2/2/04
 (b)(c).....................   4,300,000          4,303,286
                                               ------------
                                                 36,474,187
                                               ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (33.4%)
Federal Home Loan Banks
 (Discount Notes)
 0.92%, due 1/7/04..........   9,443,000          9,426,831
 1.01%, due 11/28/03........   7,400,000          7,394,422
 1.04%, due 1/21/04.........   6,000,000          5,985,960
 1.07%, due 1/14/04.........   7,000,000          6,984,676
 1.08%, due 3/19/04.........   6,000,000          5,974,980
 1.11%, due 11/19/03........   9,000,000          8,995,005
 1.14%, due 11/7/03.........   5,975,000          5,973,865
Federal Mortgage Corporation
 (Discount Notes)
 1.08%, due
 2/10/04-2/18/04............  12,000,000         11,962,200
 1.12%, due 3/12/04.........   5,600,000          5,577,003
 1.24%, due 12/15/03........   6,800,000          6,789,694
 1.27%, due 12/29/03........   7,000,000          6,985,677

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
Federal National Mortgage
 Association (Discount
 Notes)
 1.06%, due
 11/5/03-1/21/04............  $13,097,000      $ 13,081,858
 1.10%, due 2/4/04-3/3/04...  10,100,000         10,067,174
 1.11%, due 1/28/04.........   6,000,000          5,983,720
 1.12%, due 2/4/04..........   2,900,000          2,891,429
 1.25%, due 12/12/03........   5,000,000          4,992,882
United States Treasury Bills
 (Discount Notes)
 0.95%, due 1/15/04.........   9,100,000          9,082,060
 0.96%, due
 12/18/03-1/8/04............  18,600,000         18,571,846
 0.98%, due 3/18/04.........   7,400,000          7,372,201
 1.00%, due 1/22/04.........   9,100,000          9,079,334
 1.01%, due
 1/29/04-2/12/04............   6,500,000          6,481,413
 1.02%, due
 2/5/04-2/12/04.............  12,400,000         12,365,898
                                               ------------
                                                182,020,128
                                               ------------
                                SHARES            VALUE
                              -----------------------------
INVESTMENT COMPANY (4.0%)
Merrill Lynch Premier
 Institutional Fund.........  21,866,993       $ 21,866,993
                                               ------------
Total Short-Term Investments
 (Amortized Cost
 $550,442,374) (d)..........       101.0%       550,442,374
Liabilities in Excess
 of Cash and Other Assets...        (1.0)        (5,291,574)
                              -----------      ------------
Net Assets..................       100.0%      $545,150,800
                              ===========      ============

-------
(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at
     October 31, 2003
(c)  Coupon interest bearing security.
(d)  The cost stated also represents the aggregate cost for
     federal income tax purposes.



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Money Market Fund

The table below sets forth the diversification of the Money Market Fund investments by industry.

                                 AMORTIZED
                                    COST       PERCENT+
                                ------------------------
INDUSTRY DIVERSIFICATION
Banks #.......................  $145,525,759      26.7%
Computer Systems..............    8,520,122        1.6
Conglomerates.................   11,597,461        2.1
Consumer Financial Services...   19,034,224        3.5
Education.....................    5,999,150        1.1
Finance.......................   33,252,412        6.1
Food..........................   11,064,672        2.0
Foreign Government............    7,363,716        1.3
Health Care--Drugs............   11,313,265        2.1
Health Care--Medical
 Products.....................    5,995,880        1.1
Health Technology.............    6,148,802        1.1
Insurance.....................   22,375,186        4.1
Investment Bank/Brokerage.....   26,928,948        4.9
Investment Company*...........   21,866,993        4.0
Oil--Integrated Domestic......    3,671,564        0.7
Special Purpose Entity........   27,764,092        5.2
U.S. Government & Federal
 Agencies.....................  182,020,128       33.4
                                ------------     -----
                                550,442,374      101.0
Liabilities in Excess of Cash
 and Other Assets.............   (5,291,574)      (1.0)
                                ------------     -----
Net Assets....................  $545,150,800     100.0%
                                ============     =====

-------
+ Percentages indicated are based on Fund net assets.
# The Portfolio will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.
* Merrill Lynch Premier Institutional Fund is valued at market value.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2003

ASSETS:
Investment in securities, at value (amortized cost
  $550,442,374).............................................       $550,442,374
Cash........................................................          1,077,096
Receivables:
  Fund shares sold..........................................          1,748,136
  Interest..................................................          1,504,962
Other assets................................................             29,620
                                                                   ------------
        Total assets........................................        554,802,188
                                                                   ------------
LIABILITIES:
Payables:
  Fund shares redeemed......................................          7,838,269
  Investment securities purchased...........................          1,056,707
  Transfer agent............................................            532,632
  Manager...................................................             30,642
  Trustees..................................................              7,372
  Custodian.................................................              5,420
Accrued expenses............................................            134,580
Dividend payable............................................             45,766
                                                                   ------------
        Total liabilities...................................          9,651,388
                                                                   ------------
Net assets..................................................       $545,150,800
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $  1,739,769
  Class B...................................................          3,542,043
  Class C...................................................            169,569
Additional paid-in capital..................................        539,689,698
Accumulated net realized gain on investments................              9,721
                                                                   ------------
Net assets..................................................       $545,150,800
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $173,978,126
                                                                   ============
Shares of beneficial interest outstanding...................        173,976,922
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $354,215,156
                                                                   ============
Shares of beneficial interest outstanding...................        354,204,296
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 16,957,518
                                                                   ============
Shares of beneficial interest outstanding...................         16,956,912
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the period January 1, 2003 through October 31, 2003* and the year ended December 31, 2002

                                                                 2003*          2002
                                                              -----------   ------------
INVESTMENT INCOME:
Income:
  Interest..................................................  $6,811,009    $13,230,825
                                                              ----------    -----------
Expenses:
  Manager...................................................   2,609,728      3,267,617
  Transfer agent............................................   2,490,939      2,736,871
  Shareholder communication.................................     108,653        136,612
  Professional..............................................      91,507        113,418
  Registration..............................................      88,494         71,695
  Recordkeeping.............................................      77,589         96,221
  Custodian.................................................      56,285         73,131
  Trustees..................................................      27,725         33,467
  Miscellaneous.............................................      20,741         21,764
                                                              ----------    -----------
    Total expenses before reimbursement.....................   5,571,661      6,550,796
Expense reimbursement from Manager and Subadvisor...........  (1,695,034)    (1,681,471)
                                                              ----------    -----------
    Net expenses............................................   3,876,627      4,869,325
                                                              ----------    -----------
Net investment income.......................................   2,934,382      8,361,500
                                                              ----------    -----------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................       6,339         26,655
                                                              ----------    -----------
Net increase in net assets resulting from operations........  $2,940,721    $ 8,388,155
                                                              ==========    ===========

-------

 *   The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets for the period January 1, 2003 through October 31, 2003* and the years ended December 31, 2002 and December 31, 2001

                                                                  2003*             2002               2001
                                                              --------------   ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $   2,934,382    $     8,361,500    $    23,132,850
  Net realized gain (loss) on investments...................          6,339             26,655                (14)
                                                              --------------   ---------------    ---------------
  Net increase in net assets resulting from operations......      2,940,721          8,388,155         23,132,836
                                                              --------------   ---------------    ---------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (1,046,256)        (2,899,885)        (7,106,029)
    Class B.................................................     (1,805,015)        (5,265,499)       (15,519,568)
    Class C.................................................        (83,111)          (196,116)          (507,253)
  From net realized gain on investments:
    Class A.................................................             --             (5,184)                --
    Class B.................................................             --             (8,975)                --
    Class C.................................................             --               (233)                --
                                                              --------------   ---------------    ---------------
      Total dividends and distributions to shareholders.....     (2,934,382)        (8,375,892)       (23,132,850)
                                                              --------------   ---------------    ---------------
Capital share transactions:
  Net proceeds from sales of shares:
    Class A.................................................    662,753,783      1,088,735,323        669,255,386
    Class B.................................................    302,617,702        471,236,622        526,962,473
    Class C.................................................     87,517,076         55,296,456         52,469,443
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................        898,678          2,527,921          6,526,092
    Class B.................................................      1,667,763          4,902,168         14,595,365
    Class C.................................................         60,857            152,853            440,601
                                                              --------------   ---------------    ---------------
                                                              1,055,515,859      1,622,851,343      1,270,249,360
  Cost of shares redeemed:
    Class A.................................................   (710,782,198)    (1,093,968,714)      (619,694,701)
    Class B.................................................   (379,562,407)      (486,584,778)      (509,906,388)
    Class C.................................................    (81,828,038)       (60,948,200)       (45,567,603)
                                                              --------------   ---------------    ---------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................   (116,656,784)       (18,650,349)        95,080,668
                                                              --------------   ---------------    ---------------
      Net increase (decrease) in net assets.................   (116,650,445)       (18,638,086)        95,080,654
NET ASSETS:
Beginning of period.........................................  $ 661,801,245    $   680,439,331    $   585,358,677
                                                              --------------   ---------------    ---------------
End of period...............................................  $ 545,150,800    $   661,801,245    $   680,439,331
                                                              ==============   ===============    ===============

-------

* The Fund changed its fiscal year end from December 31 to October 31.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                ---------------------------------------------------------------------------------
                                                January 1,
                                                   2003
                                                  through                            Year ended December 31,
                                                October 31,      ----------------------------------------------------------------
                                                   2003*           2002          2001          2000          1999          1998
                                                -----------      --------      --------      --------      --------      --------
Net asset value at beginning of period....       $   1.00        $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                 --------        --------      --------      --------      --------      --------
Net investment income.....................           0.00(b)         0.01          0.04          0.06          0.05          0.05
Net realized gain on investments..........             --            0.00(b)         --            --            --            --
                                                 --------        --------      --------      --------      --------      --------
Total from investment operations..........           0.00(b)         0.01          0.04          0.06          0.05          0.05
                                                 --------        --------      --------      --------      --------      --------
Less dividends and distributions:
 From net investment income...............          (0.00)(b)       (0.01)        (0.04)        (0.06)        (0.05)        (0.05)
 From net realized gain on investments....             --           (0.00)(b)        --            --            --            --
                                                 --------        --------      --------      --------      --------      --------
Total dividends and distributions.........          (0.00)(b)       (0.01)        (0.04)        (0.06)        (0.05)        (0.05)
                                                 --------        --------      --------      --------      --------      --------
Net asset value at end of period..........       $   1.00        $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                 ========        ========      ========      ========      ========      ========
Total investment return (a)...............           0.44%           1.22%         3.72%         5.87%         4.65%         5.01%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income..................           0.53%+          1.20%         3.59%         5.71%         4.56%         4.90%
   Net expenses...........................           0.70%+          0.70%         0.70%         0.70%         0.70%         0.70%
   Expenses (before reimbursement)........           1.01%+          0.94%         0.90%         0.89%         0.85%         0.93%
Net assets at end of period (in 000's)....       $173,978        $221,106      $223,807      $167,720      $189,336      $149,751

-------

     The Fund changed its fiscal year end from December 31 to
 *   October 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is not annualized.
(b)  Less than one cent per share.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 Class B                                                      Class C
    ------------------------------------------------------------------   -------------------------------------------------
    January 1,                                                           January 1,
       2003                            Year ended                           2003                   Year ended
      through                         December 31,                         through                December 31,
    October 31,   ----------------------------------------------------   October 31,   -----------------------------------
       2003*        2002       2001       2000       1999       1998        2003*       2002      2001      2000     1999
    -----------   --------   --------   --------   --------   --------   -----------   -------   -------   ------   ------
     $   1.00     $   1.00   $   1.00   $   1.00   $   1.00   $   1.00     $  1.00     $  1.00   $  1.00   $ 1.00   $ 1.00
     --------     --------   --------   --------   --------   --------     -------     -------   -------   ------   ------
         0.00(b)      0.01       0.04       0.06       0.05       0.05        0.00(b)     0.01      0.04     0.06     0.05
           --         0.00(b)       --        --         --         --          --        0.00(b)      --      --       --
     --------     --------   --------   --------   --------   --------     -------     -------   -------   ------   ------
         0.00(b)      0.01       0.04       0.06       0.05       0.05        0.00(b)     0.01      0.04     0.06     0.05
     --------     --------   --------   --------   --------   --------     -------     -------   -------   ------   ------
        (0.00)(b)    (0.01)     (0.04)     (0.06)     (0.05)     (0.05)      (0.00)(b)   (0.01)    (0.04)   (0.06)   (0.05)
           --        (0.00)(b)       --       --         --         --          --       (0.00)(b)      --     --       --
     --------     --------   --------   --------   --------   --------     -------     -------   -------   ------   ------
        (0.00)(b)    (0.01)     (0.04)     (0.06)     (0.05)     (0.05)      (0.00)(b)   (0.01)    (0.04)   (0.06)   (0.05)
     --------     --------   --------   --------   --------   --------     -------     -------   -------   ------   ------
     $   1.00     $   1.00   $   1.00   $   1.00   $   1.00   $   1.00     $  1.00     $  1.00   $  1.00   $ 1.00   $ 1.00
     ========     ========   ========   ========   ========   ========     =======     =======   =======   ======   ======
         0.44%        1.22%      3.72%      5.87%      4.65%      5.01%       0.44%       1.22%     3.72%    5.87%    4.65%

         0.53%+       1.20%      3.59%      5.71%      4.56%      4.90%       0.53%+      1.20%     3.59%    5.71%    4.56%
         0.70%+       0.70%      0.70%      0.70%      0.70%      0.70%       0.70%+      0.70%     0.70%    0.70%    0.70%
         1.01%+       0.94%      0.90%      0.89%      0.85%      0.93%       1.01%+      0.94%     0.90%    0.89%    0.85%
     $354,215     $429,488   $439,927   $408,275   $458,391   $424,174     $16,958     $11,207   $16,706   $9,364   $2,154

        Class C
     -------------

     September 1**
        through
     December 31,
         1998
     -------------
        $ 1.00
        ------
          0.02
            --
        ------
          0.02
        ------
         (0.02)
            --
        ------
         (0.02)
        ------
        $ 1.00
        ======
          1.60%

          4.90%+
          0.70%+
          0.93%+
        $   18


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Money Market Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Money Market Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, Class B shares and Class C shares whose distribution commenced on January 3, 1995, May 1, 1986 and September 1, 1998, respectively. The shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions.

The Fund's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

The Fund's principal investments include derivatives such as variable rate master demand notes, "floating-rate notes" and mortgage-related and asset-backed securities. If expectations about change in interest rates, or assessments of an issuer's creditworthiness or market conditions are wrong, the use of derivatives or other investments could result in a loss.

The Fund also invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws and restrictions.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) SECURITIES VALUATION. Securities are valued at their amortized cost, which approximates market value except for the Merrill Lynch Premier Institutional Fund which is valued at market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter

Notes to Financial Statements

assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. Dividends are declared daily and paid monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the

MainStay Money Market Fund

"Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.50% up to $300 million, 0.45% on assets from $300 million to $700 million, 0.40% on assets from $700 million to $1 billion and 0.35% on assets in excess of $1 billion. The Manager has voluntarily agreed to assume the expenses of the Fund to the extent that such expenses would exceed on an annual basis 0.70% of the average daily net assets of the Fund. For the ten months ended October 31, 2003 and year ended December 31, 2002, the Manager earned from the Fund $2,609,728 and $3,267,617, respectively. For the ten months ending October 31, 2003 and year ended December 31, 2002, the Manager reimbursed the Fund $1,695,034 and $1,681,471, respectively.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of the Fund's average daily net assets of 0.25% up to $300 million, 0.225% on assets from $300 million to $700 million, 0.20% on assets from $700 million to $1 billion and 0.175% on assets in excess of $1 billion. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) CONTINGENT DEFERRED SALES CHARGE. Although the Fund does not assess a contingent deferred sales charge upon redemption of Class B or Class C shares of the Fund, the applicable contingent deferred sales charge will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors LLC (the "Distributor"), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from contingent deferred sales charges for the ten months ended October 31, 2003, in the amount of $1,334,814.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the ten months ended October 31, 2003 and year ended December 31, 2002 amounted to $2,490,939 and $2,736,871, respectively.

(D) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Money Market Fund only pays a portion of the fees identified above.

(E) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $13,052 for the ten months ended October 31, 2003 and $13,843 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $77,589 for the ten months ended October 31, 2003 and $96,221 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2003, the components of accumulated gain on a tax basis were $9,721.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets represent tax-based distributions of ordinary income.

NOTE 5--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                         JANUARY 1                                       YEAR ENDED
                                          THROUGH                                       DECEMBER 31,
                                        OCTOBER 31,            ---------------------------------------------------------------
                                           2003*                            2002                             2001
                               -----------------------------   -------------------------------   -----------------------------
                               CLASS A    CLASS B    CLASS C    CLASS A     CLASS B    CLASS C   CLASS A    CLASS B    CLASS C
                               --------   --------   -------   ----------   --------   -------   --------   --------   -------
Shares sold.................    662,754    302,618    87,517    1,088,735    471,237    55,296    669,254    526,957    52,469
Shares issued in
  reinvestment of dividends
  and distributions.........        899      1,667        61        2,528      4,902       153      6,526     14,595       441
                               --------   --------   -------   ----------   --------   -------   --------   --------   -------
                                663,653    304,285    87,578    1,091,263    476,139    55,449    675,780    541,552    52,910
Shares redeemed.............   (710,776)  (379,565)  (81,828)  (1,093,969)  (486,585)  (60,948)  (619,695)  (509,906)  (45,568)
                               --------   --------   -------   ----------   --------   -------   --------   --------   -------
Net increase (decrease).....    (47,123)   (75,280)    5,750       (2,706)   (10,446)   (5,499)    56,085     31,646     7,342
                               ========   ========   =======   ==========   ========   =======   ========   ========   =======

-------

* The Fund changed its fiscal year end from December 31 to October 31.

NOTE 6--OTHER MATTERS:

New York Life Investment Management LLC (NYLIM) and mutual funds that NYLIM advises, including The MainStay Funds, have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading and other matters. We are cooperating fully in responding to these requests. We have no reason to believe that NYLIM or any of the mutual funds NYLIM advises has been targeted as the subject of any governmental or regulatory enforcement action.

Report of Independent Auditors

To the Trustees of The MainStay Funds and Shareholders of
MainStay Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Money Market Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the ten months ended October 31, 2003 and the year ended December 31, 2002, the changes in its net assets for the ten months ended October 31, 2003 and each of the two years in the period ended December 31, 2002 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 18, 2003

The MainStay Funds--Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   2002 and         Manager, New York Life Investment
                          Trustee since    Management LLC (including predecessor
                          2000             advisory organizations) and New York
                                           Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Executive Vice
                                           President and Manager, NYLIFE LLC;
                                           Manager, NYLIFE Distributors LLC; Vice
                                           Chairman, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        41             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, NYLIFE LLC; Director, NYLIFE
                                           Securities, Inc.; Chairman, President,
                                           and Manager, NYLIFE Distributors LLC;
                                           Manager, McMorgan & Company LLC;
                                           Chairman, Trustee, and President,
                                           Eclipse Funds, (4 portfolios); Chairman
                                           and Director, Eclipse Funds Inc. (13
                                           portfolios); Senior Vice President,
                                           Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities
  Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5
  Years."

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24             None
3/1/32                    1996             Officer, New York Life Insurance Company
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Manager, MacKay Shields LLC;          24             None
7/1/25                    1991             Chairman, Chief Executive Officer, and
                                           President, New York Life Insurance
                                           Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Non-Executive
11/13/39                  1997             Chancellor, Queen's University (1985 to                Director, Allied
                                           2001).                                                 Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group,
                                                                                                  Plc; Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc.
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, Adolor
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Corporation;
                          Non-             firm).                                                 Director, First
                          Interested                                                              Advantage
                          Trustee                                                                 Corporation.
---------------------------------------------------------------------------------------------------------------------
Michael H. Sutton         Trustee since    Retired. Independent Consultant (1999 to       24             None
9/19/40                   2003             present); Special Consultant, Financial
                                           Accounting Standards Board (1998 to
                                           1999); Chief Accountant, United States
                                           Securities and Exchange Commission (1995
                                           to 1998).
---------------------------------------------------------------------------------------------------------------------

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Advisor (July 2003 to present) and             24             None
2/13/52                   1994             Managing Director (2001 to June 2003),
                                           The Carlyle Group (private investment
                                           firm); Chairman and Chief Executive
                                           Officer, Somerset Group (financial
                                           advisory firm); Senior Managing
                                           Director, Groupe Arnault (private
                                           investment firm) (1999 to 2001).
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Manager, NYLIFE Distributors
                                           LLC.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, and MainStay VP Series
                          since 2001       Fund, Inc.; Chief Financial Officer and
                                           Assistant Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors LLC; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., and Eclipse Funds; Managing
                                           Director and Senior Counsel, Lehman
                                           Brothers Inc., (October 1998 to December
                                           1999); General Counsel and Managing
                                           Director, JP Morgan Investment
                                           Management Inc. (1986 to September
                                           1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc.; Vice
                                           President-Financial Operations and Chief
                                           Financial Officer, NYLIFE Distributors
                                           LLC; Tax Vice President, New York Life
                                           International, LLC; Tax Vice President,
                                           Eclipse Funds, Eclipse Funds Inc., and
                                           MainStay VP Series Fund, Inc.
---------------------------------------------------------------------------------------------------------------------

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund(2)
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(3)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Ceased operations as of November 28, 2003.
3. Closed to new investors as of December 1, 2001.
4. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Auditors

1. As of October 31, 2003.

[MAINSTAY FUNDS LOGO]

MainStay is a division of New York Life Investment
Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
YNot FDIC insured. Y No bank guarantee. Y May lose value.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors LLC. All rights reserved.  MSMM11- 12/03
                                  NYLIM-A04426                    12

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Money Market Fund

    ANNUAL REPORT

    OCTOBER 31, 2003

    [MAINSTAY FUNDS LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Research Value
                                                              Fund versus Russell 1000(R) Value Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and 10-Month Performance            7
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            11
                                                              Notes to Financial Statements                   16
                                                              Report of Independent Auditors                  22
                                                              Trustees and Officers                           23
                                                              The MainStay(R) Funds                           26

                       This page intentionally left blank

                                                                               3
                                                                               -

President's Letter

The first 10 months of 2003 represented a positive period for most investors. Although the stock market struggled from mid-January through early March, it recovered strongly through the end of October. The rally began several days before coalition forces entered Iraq and continued long after the conclusion of major combat operations. Although difficulties in Iraq, the Middle East, and North Korea continued to raise concerns, investors have tended to focus on corporate earnings and the potential for an economic turnaround.

The Federal Reserve remained accommodative throughout the 10-month period, and the Federal Open Market Committee lowered the targeted federal funds rate by 25 basis points on June 25, 2003, to a low 1.0%. Real gross domestic product, which grew at a modest 1.4% in the first quarter of 2003, rose by 3.3% in the second quarter. According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter. Much of this increase resulted from robust consumer spending. Although unemployment rates remain high, the figures have declined from their peak in June 2003, and the Federal Reserve recently observed that "the labor market appears to be stabilizing."

Within the equity market, smaller companies generally outperformed larger ones and growth stocks tended to appreciate more than value equities at all capitalization levels. The bond markets benefited from anticipation of the Federal Reserve's easing move, and while yields on short-term securities continued to decline, yields on longer-term bonds rose to a peak in early September and closed the reporting period higher than where they began. For the 10-month period, corporate bonds generally outpaced Treasury securities, and high-yield bonds and emerging-market debt provided outstanding returns.

At MainStay, each of our Funds seeks to achieve its investment objective with an established process that is consistently applied in all market environments. While markets may shift and results may vary, we believe that our time-tested investment strategies can help you pursue your long-range goals with confidence.

As you may have noted, the date of this report differs from the date of previous annual reports. The MainStay Board of Trustees recently approved making October 31 the end of the fiscal year for most MainStay Funds. The report that follows provides details about the specific market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the first 10 months of 2003. If you have any questions about this report or your MainStay Fund investments, your Registered Representative will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
November 2003

4
-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay
Research Value Fund versus Russell
1000(R) Value Index and Inflation

CLASS A SHARES
Total Returns with Sales Charges: 1 Year 12.10%, 5 Years 1.90%, Since Inception (6/1/98) 0.76%

                                                 MAINSTAY RESEARCH VALUE                                   RUSSELL 1000 VALUE
                                                          FUND                 INFLATION (CPI)(2)               INDEX(1)
                                                 -----------------------       ------------------          ------------------
06/01/98                                                 9450.00                    10000.00                    10000.00
10/31/98                                                 8959.00                    10080.00                     9648.00
10/31/99                                                10934.00                    10338.00                    11243.00
10/31/00                                                13512.00                    10695.00                    11863.00
10/31/01                                                11244.00                    10923.00                    10456.00
10/31/02                                                 8782.00                    11150.00                     9408.00
10/31/03                                                10418.00                    11378.00                    11561.00

CLASS B SHARES
Total Returns with Sales Charges: 1 Year 12.92%, 5 Years 1.97%, Since Inception (6/1/98) 0.91%

                                                 MAINSTAY RESEARCH VALUE                                   RUSSELL 1000 VALUE
                                                          FUND                 INFLATION (CPI)(2)               INDEX(1)
                                                 -----------------------       ------------------          ------------------
06/01/98                                                10000.00                    10000.00                    10000.00
10/31/98                                                 9440.00                    10080.00                     9648.00
10/31/99                                                11450.00                    10338.00                    11243.00
10/31/00                                                14044.00                    10695.00                    11863.00
10/31/01                                                11607.00                    10923.00                    10456.00
10/31/02                                                 8985.00                    11150.00                     9408.00
10/31/03                                                10502.00                    11378.00                    11561.00

CLASS C SHARES
Total Returns with Sales Charges: 1 Year 16.92%, 5 Years 2.34%, Since Inception (6/1/98) 1.07%

                                                 MAINSTAY RESEARCH VALUE                                   RUSSELL 1000 VALUE
                                                          FUND                 INFLATION (CPI)(2)               INDEX(1)
                                                 -----------------------       ------------------          ------------------
06/01/98                                                10000.00                    10000.00                    10000.00
10/31/98                                                 9440.00                    10080.00                     9648.00
10/31/99                                                11450.00                    10338.00                    11243.00
10/31/00                                                14044.00                    10695.00                    11863.00
10/31/01                                                11607.00                    10923.00                    10456.00
10/31/02                                                 8985.00                    11150.00                     9408.00
10/31/03                                                10595.00                    11378.00                    11561.00

-------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MAINSTAYFUNDS.COM.

                                                                               5
                                                                               -

----------
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 1%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

6
-------

1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.


2. See footnote on page 5 for more information about the Russell 1000(R) Value Index.

Portfolio Management Discussion and Analysis

After generally trending downward from mid-January through early March of 2003, the U.S. stock market rose significantly from mid-March through the end of October. The stock market's advance was supported by renewed strength in the U.S. economy, including improved consumer spending and a revival of corporate earnings.

Real gross domestic product grew at a meager 1.4% in the first quarter of 2003 and 3.3% in the second quarter. According to preliminary estimates by the Bureau of Economic Analysis, in third quarter of 2003, real gross domestic product rose at a seasonally adjusted annual rate of 8.2%, its highest rate since the first quarter of 1984. The recent tax-cut package may have contributed to positive consumer-spending trends. At the same time, corporate cost cutting and a weaker dollar appear to have helped raise corporate-earnings forecasts for the third quarter of 2003. During the reporting period, however, investors in general appeared to favor higher-valuation, lower-quality stocks--a trend we view as somewhat speculative.

PERFORMANCE REVIEW

For the 10 months ended October 31, 2003, MainStay Research Value Fund returned 16.59% for Class A shares and 15.97% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 22.13% return of the average Lipper(1) multi-cap value fund over the same period. All share classes also underperformed the 20.84% return of the Russell 1000(R) Value Index(2) for the 10 months ended October 31, 2003.

The Fund's relative performance was primarily the result of our protective approach, which favors higher-quality companies with attractive valuation characteristics. The Fund's investments in the energy and materials sectors made the most significant positive contributions to relative performance during the 10-month period. ConocoPhillips and Weyerhauser were the Fund's top performers in these sectors, respectively. These positive contributions, however, were not enough to outweigh the drag on relative performance from investments in the consumer discretionary and utilities sectors. Mattel, J.C. Penney, Energy East, and FPL Group each produced only single-digit returns. Throughout the reporting period, we strictly adhered to the Fund's fundamental research disciplines and portfolio diversification guidelines.

STRONG AND WEAK PERFORMERS

The Fund's best-performing securities for the 10 months ended October 31, 2003, were spread across several economic sectors.

                                                                               7
-------                                                                        -

3. Percentages reflect the total return performance of indicated securities for the 10 months ended October 31, 2003. Due to purchases and sales, the performance of Fund holdings may differ from the performance of the securities themselves.

YEAR-BY-YEAR AND 10-MONTH PERFORMANCE (WITHOUT SALES CHARGES)

CLASS A SHARES

                                                                            CLASS A SHARES
                                                                            --------------
12/98                                                                             3.00
12/99                                                                            18.35
12/00                                                                            14.89
12/01                                                                            -6.14
12/02                                                                           -28.07
10/03                                                                            16.59

CLASS B AND CLASS C SHARES

                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
12/98                                                                             2.50
12/99                                                                            17.56
12/00                                                                            14.03
12/01                                                                            -6.84
12/02                                                                           -28.62
10/03                                                                            15.97

FleetBoston Financial (+72.6%)(3) benefited during the period from the low interest-rate environment and from the fact that investor concerns about the company's Latin American loan book were subsiding. FleetBoston Financial further gained investor confidence by focusing on organic growth in its core businesses. During the last week of October 2003, the company agreed to be acquired by Bank of America in a deal valued at more than $40 billion. This announcement gave FleetBoston Financial's stock price a considerable boost.

Beckman Coulter (+69.8%), a leading name in clinical diagnostics and a major supplier to the genome-science segment of the marketplace, posted strong revenue and earnings growth for the 10-month period.

8

Ingersoll-Rand (+41.9%) showed strong performance as the U.S. economy expanded. Like other companies in the industrials sector, Ingersoll-Rand tends to do well in the early stages of an economic recovery. The company's acquisition of Hussman has proved beneficial, and the new division appears to be a good fit with Ingersoll-Rand's other industrial-products businesses.

Some of the Fund's holdings that showed weak performance during the 10-month period were Merck (-15.8%), Verizon Communications (-9.6%), and SBC Communications (-6.4%).

Merck suffered when concerns about new-drug pipelines and drug-patent expirations led the health care sector in general--and the pharmaceutical industry in particular--to lag the broader equity market. We continue to view Merck's positioning within the health care sector in a positive light. We are attracted to Merck's balance-sheet strength and the low relative valuation and high relative dividend yield of the company's stock.

Verizon Communications was weighed down primarily by labor and pension liability issues. We still like the company, however, because of its positioning in the telecommunication services sector, its valuation characteristics, its attractive 4.6% dividend yield, and its superior cellular-telephone business.

SBC Communications was hampered by a lack of penetration in the long-distance market (because of regulatory restraints) and in the cable market. Yet the company has a strong balance sheet and a compelling 4.7% dividend yield. SBC Communications has a minimal debt load and may be well-positioned to rebound when the telecommunication services sector strengthens.

STRATEGIC MANAGEMENT DECISIONS

Our one major sale during the reporting period was the elimination of the Fund's position in AT&T in early January 2003. When AT&T sold its cable television assets to Comcast, we became less comfortable with AT&T as a pure-play long-distance carrier.

By selling the stock in January, we successfully avoided nearly all of AT&T's 26% share-price decline during the 10 months ended October 31, 2003. We used the proceeds from the sale to add to the Fund's holdings in Weyerhauser and ConocoPhillips.

During the third calendar quarter, we sold the Fund's modest position in health care company Medco, shares of which had been received when the company was spun off by Merck, one of the Fund's existing holdings. We also trimmed the Fund's position in Beckman Coulter, which at the time had risen approximately 50%. We redeployed those proceeds to add to the Fund's position in Merck.

                                                                               9
-------                                                                        -


4. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

At the end of the 10-month period, the Fund's portfolio remained broadly neutral to the sector weightings of the S&P 500 Index,(4) with a few key exceptions. The Fund continued to have a meaningfully underweighted position in the information technology sector. We continued to overweight energy, telecommunication services, and utilities in the portfolio. During the second calendar quarter, Wal-Mart's stock was reclassified within the S&P 500 Index, moving from consumer discretionary to consumer staples. As a result of this sector composition shift, the portfolio continued to have a modestly underweighted position in both the consumer discretionary and consumer staples sectors.

LOOKING AHEAD

Despite signs of generally improving economic fundamentals, we remain concerned about the high valuations in the U.S. stock market. We find it difficult to envision long-term economic expansion of a magnitude to justify the high price multiples of U.S. large-cap stocks. In our view, valuations are more consistent with those of a late-stage bull market. As a result, we continue to believe that the year-to-date run-up in stock prices represents a cyclical bull market within a secular bear market. We expect low but positive single-digit annualized U.S. equity-market returns on average over the next three to five years.

Even so, we believe there will always be opportunities to purchase good companies at significant discounts to fair value. Whatever the markets may bring, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies.

Jordan L. Irving
Anthony A. Lombardi
D. Tysen Nutt, Jr.
Robert A. Vogel, Jr.
Portfolio Managers
Mercury Advisors

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

10
-

Portfolio of Investments October 31, 2003

                                   SHARES           VALUE
                                  --------------------------
COMMON STOCKS (98.8%)+
AEROSPACE & DEFENSE (3.2%)
Boeing Co. (The)................    50,753       $ 1,953,483
                                                 -----------
COMMERCIAL BANKS (12.7%)
FleetBoston Financial Corp. ....    56,961         2,300,655
Huntington Bancshares, Inc. ....    79,131         1,713,977
Marshall & Ilsley Corp. ........    53,685         1,922,997
Wachovia Corp. .................    37,717         1,730,079
                                                 -----------
                                                   7,667,708
                                                 -----------
COMPUTERS & PERIPHERALS (6.0%)
Hewlett-Packard Co. ............    86,387         1,927,294
International Business Machines
 Corp. .........................    19,284         1,725,532
                                                 -----------
                                                   3,652,826
                                                 -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (6.4%)
SBC Communications, Inc. .......    82,517         1,978,758
Verizon Communications, Inc. ...    56,121         1,885,666
                                                 -----------
                                                   3,864,424
                                                 -----------
ELECTRIC UTILITIES (2.8%)
FPL Group, Inc. ................    26,003         1,657,431
                                                 -----------
FOOD PRODUCTS (5.9%)
Archer-Daniels-Midland Co. .....   120,529         1,729,591
ConAgra Foods, Inc. ............    77,677         1,851,820
                                                 -----------
                                                   3,581,411
                                                 -----------
HEALTH CARE EQUIPMENT & SUPPLIES (5.7%)
Baxter International, Inc. .....    59,948         1,593,418
Beckman Coulter, Inc. ..........    37,772         1,875,380
                                                 -----------
                                                   3,468,798
                                                 -----------
HOUSEHOLD PRODUCTS (2.8%)
Kimberly-Clark Corp. ...........    31,453         1,661,033
                                                 -----------
INSURANCE (6.2%)
Allstate Corp. (The)............    45,881         1,812,300
Hartford Financial Services
 Group, Inc. (The)..............    34,656         1,902,614
                                                 -----------
                                                   3,714,914
                                                 -----------
LEISURE EQUIPMENT & PRODUCTS (2.7%)
Mattel, Inc. ...................    83,247         1,611,662
                                                 -----------
MACHINERY (3.4%)
Ingersoll-Rand Co. Class A......    34,033         2,055,593
                                                 -----------
-------
+ Percentages indicated are based on Fund net assets.

                                   SHARES           VALUE
                                  --------------------------
MULTILINE RETAIL (3.3%)
J.C. Penney Co., Inc. ..........    85,428       $ 2,020,372
                                                 -----------
MULTI-UTILITIES & UNREGULATED POWER (2.8%)
Energy East Corp. ..............    73,820         1,657,259
                                                 -----------
OFFICE ELECTRONICS (2.9%)
Xerox Corp. (a).................   168,547         1,769,743
                                                 -----------
OIL & GAS (8.4%)
ChevronTexaco Corp. ............    23,888         1,774,878
ConocoPhillips..................    29,919         1,709,871
ExxonMobil Corp. ...............    43,010         1,573,306
                                                 -----------
                                                   5,058,055
                                                 -----------
PAPER & FOREST PRODUCTS (2.9%)
Weyerhaeuser Co. ...............    29,524         1,778,230
                                                 -----------
PHARMACEUTICALS (8.5%)
Abbott Laboratories.............    40,923         1,744,138
Merck & Co., Inc. ..............    38,713         1,713,050
Wyeth...........................    38,691         1,707,821
                                                 -----------
                                                   5,165,009
                                                 -----------
ROAD & RAIL (6.1%)
Burlington Northern Santa Fe
 Corp...........................    62,521         1,809,358
Union Pacific Corp. ............    30,357         1,900,348
                                                 -----------
                                                   3,709,706
                                                 -----------
SPECIALTY RETAIL (3.2%)
Limited Brands..................   109,761         1,931,794
                                                 -----------
THRIFTS & MORTGAGE FINANCE (2.9%)
Washington Mutual, Inc. ........    40,659         1,778,831
                                                 -----------
Total Investments
 (Cost $53,256,872) (b).........      98.8%       59,758,282(c)
Cash and Other Assets, Less
 Liabilities....................       1.2           742,270
                                     -----       -----------
Net Assets......................     100.0%      $60,500,552
                                   =======       ===========

-------
(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is $53,275,828.
(c)  At October 31, 2003, net unrealized appreciation was
     $6,482,454, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $7,631,519 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $1,149,065.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              11
                                                                               -

Statement of Assets and Liabilities as of October 31, 2003

ASSETS:
Investment in securities, at value (identified cost
  $53,256,872)..............................................       $ 59,758,282
Cash........................................................            675,792
Receivables:
  Dividends.................................................            151,701
  Fund shares sold..........................................            144,825
Other assets................................................             11,321
                                                                   ------------
        Total assets........................................         60,741,921
                                                                   ------------
LIABILITIES:
Payables:
  Fund shares redeemed......................................             83,381
  Transfer agent............................................             42,129
  NYLIFE Distributors.......................................             33,338
  Manager...................................................             27,063
  Shareholder Communication.................................             25,701
  Professional..............................................             22,191
  Custodian.................................................              1,286
Accrued expenses............................................              6,280
                                                                   ------------
        Total liabilities...................................            241,369
                                                                   ------------
Net assets..................................................       $ 60,500,552
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     26,775
  Class B...................................................             25,342
  Class C...................................................             11,306
Additional paid-in capital..................................         69,436,783
Accumulated undistributed net investment income.............            211,873
Accumulated net realized loss on investments................        (15,712,937)
Net unrealized appreciation on investments..................          6,501,410
                                                                   ------------
Net assets..................................................       $ 60,500,552
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 26,171,890
                                                                   ============
Shares of beneficial interest outstanding...................          2,677,480
                                                                   ============
Net asset value per share outstanding.......................       $       9.77
Maximum sales charge (5.50% of offering price)..............               0.57
                                                                   ------------
Maximum offering price per share outstanding................       $      10.34
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 23,737,639
                                                                   ============
Shares of beneficial interest outstanding...................          2,534,174
                                                                   ============
Net asset value and offering price per share outstanding....       $       9.37
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 10,591,023
                                                                   ============
Shares of beneficial interest outstanding...................          1,130,589
                                                                   ============
Net asset value and offering price per share outstanding....       $       9.37
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12
-

Statement of Operations for the period January 1, 2003 through October 31, 2003* and the year ended December 31, 2002

                                                                 2003*          2002
                                                              -----------   ------------
INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $1,066,537    $    927,037
  Interest..................................................       1,352          40,283
                                                              ----------    ------------
    Total income............................................   1,067,889         967,320
                                                              ----------    ------------
Expenses:
  Manager...................................................     347,391         423,987
  Transfer agent............................................     205,595         235,660
  Distribution--Class B.....................................     125,496         176,717
  Distribution--Class C.....................................      41,372          37,263
  Service--Class A..........................................      46,551          53,375
  Service--Class B..........................................      41,832          58,906
  Service--Class C..........................................      13,791          12,421
  Professional..............................................      34,217          25,697
  Registration..............................................      29,506          28,417
  Shareholder communication.................................      26,860          46,859
  Recordkeeping.............................................      16,399          19,959
  Custodian.................................................       7,773           7,966
  Amortization of organization expense......................       5,633          13,490
  Trustees..................................................       4,472           5,992
  Miscellaneous.............................................      18,318          20,190
                                                              ----------    ------------
    Total expenses before reimbursement.....................     965,206       1,166,899
Expense reimbursement from Manager..........................    (103,557)       (104,871)
                                                              ----------    ------------
    Net expenses............................................     861,649       1,062,028
                                                              ----------    ------------
Net investment income (loss)................................     206,240         (94,708)
                                                              ----------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments.....................     298,498     (15,895,812)
Net change in unrealized appreciation (depreciation) on
  investments...............................................   7,503,492      (1,420,991)
                                                              ----------    ------------
Net realized and unrealized gain (loss) on investments......   7,801,990     (17,316,803)
                                                              ----------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................  $8,008,230    $(17,411,511)
                                                              ==========    ============

-------

 * The Fund changed its fiscal year end from December 31 to October 31.
(a) Dividends recorded net of foreign withholding taxes of $0 and $2,623 for 2003 and 2002, respectively.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

Statement of Changes in Net Assets for the period January 1, 2003 through October 31, 2003* and the years ended December 31, 2002 and December 31, 2001

                                                                 2003*          2002          2001
                                                              -----------   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss)..............................  $   206,240   $    (94,708)  $  (210,177)
  Net realized gain (loss) on investments...................      298,498    (15,895,812)       41,736
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    7,503,492     (1,420,991)   (3,633,217)
                                                              -----------   ------------   -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................    8,008,230    (17,411,511)   (3,801,658)
                                                              -----------   ------------   -----------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................           --        (29,926)     (229,042)
    Class B.................................................           --        (33,343)     (287,073)
    Class C.................................................           --         (6,670)      (59,490)
                                                              -----------   ------------   -----------
      Total distributions to shareholders...................           --        (69,939)     (575,605)
                                                              -----------   ------------   -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    9,081,876      7,500,281     5,123,867
    Class B.................................................    5,478,696      4,990,637    11,830,716
    Class C.................................................    6,757,467      2,164,087     3,499,206
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................           --         27,070       199,555
    Class B.................................................           --         27,824       238,459
    Class C.................................................           --          2,853        22,795
                                                              -----------   ------------   -----------
                                                               21,318,039     14,712,752    20,914,598
  Cost of shares redeemed:
    Class A.................................................   (5,189,955)    (4,983,316)   (2,850,802)
    Class B.................................................   (3,794,299)    (6,310,427)   (4,429,426)
    Class C.................................................   (1,071,349)    (2,460,364)   (1,556,377)
                                                              -----------   ------------   -----------
      Increase in net assets derived from capital share
        transactions........................................   11,262,436        958,645    12,077,993
                                                              -----------   ------------   -----------
      Net increase (decrease) in net assets.................   19,270,666    (16,522,805)    7,700,730
NET ASSETS:
Beginning of period.........................................   41,229,886     57,752,691    50,051,961
                                                              -----------   ------------   -----------
End of period...............................................  $60,500,552.. $ 41,229,886   $57,752,691
                                                              ===========   ============   ===========
Accumulated undistributed net investment income at end of
  period....................................................  $   211,873   $         --   $        --
                                                              ===========   ============   ===========

-------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Financial Highlights selected per share data and ratios

                                                                                   Class A
                                            -------------------------------------------------------------------------------------
                                            January 1, 2003                                                            June 1**
                                                through                     Year ended December 31,                    through
                                              October 31,        ----------------------------------------------      December 31,
                                                 2003*            2002         2001         2000         1999            1998
                                            ---------------      -------      -------      -------      -------      ------------
Net asset value at beginning of
 period...............................          $  8.38          $ 11.67      $ 12.56      $ 11.62      $ 10.30        $ 10.00
                                                -------          -------      -------      -------      -------        -------
Net investment income (loss) (a)......             0.07             0.02         0.01         0.00(b)     (0.03)         (0.07)
Net realized and unrealized gain
 (loss) on investments................             1.32            (3.30)       (0.78)        1.70         1.90           0.37
                                                -------          -------      -------      -------      -------        -------
Total from investment operations......             1.39            (3.28)       (0.77)        1.70         1.87           0.30
                                                -------          -------      -------      -------      -------        -------
Less distributions:
 From net realized gain on
   investments........................               --            (0.01)       (0.12)       (0.76)       (0.37)            --
 In excess of net realized gain on
   investments........................               --               --           --           --        (0.18)            --
                                                -------          -------      -------      -------      -------        -------
Total distributions to shareholders...               --            (0.01)       (0.12)       (0.76)       (0.55)            --
                                                -------          -------      -------      -------      -------        -------
Net asset value at end of period......          $  9.77          $  8.38      $ 11.67      $ 12.56      $ 11.62        $ 10.30
                                                =======          =======      =======      =======      =======        =======
Total investment return (c)...........            16.59%          (28.07%)      (6.14%)      14.89%       18.35%          3.00%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income (loss).......             0.91%+           0.24%        0.05%        0.06%       (0.33%)        (1.48%)+
   Net expenses.......................             1.70%+           1.70%        1.74%        1.80%        1.80%          3.15%+
   Expenses (before reimbursement)....             1.95%+           1.91%        1.74%        1.89%        2.14%          3.15%+
Portfolio turnover rate...............                5%             120%          44%          60%          63%            53%
Net assets at end of period (in
 000's)...............................          $26,172          $18,532      $23,360      $22,619      $13,987        $10,378

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
***  Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

                                 Class B                                                       Class C
    ------------------------------------------------------------------   ---------------------------------------------------
     January 1                                              June 1**      January 1
      through            Year ended December 31,            through        through            Year ended December 31,
    October 31,   -------------------------------------   December 31,   October 31,   -------------------------------------
       2003*       2002      2001      2000      1999         1998          2003*       2002      2001      2000      1999
    -----------   -------   -------   -------   -------   ------------   -----------   -------   -------   -------   -------
      $  8.08     $ 11.34   $ 12.30   $ 11.48   $ 10.25     $ 10.00        $  8.08     $ 11.34   $ 12.30   $ 11.48   $ 10.25
      -------     -------   -------   -------   -------     -------        -------     -------   -------   -------   -------
         0.01       (0.05)    (0.08)    (0.08)    (0.09)      (0.10)          0.01      (0.05)     (0.08)    (0.08)    (0.09)
         1.28       (3.20)    (0.76)     1.66      1.87        0.35           1.28      (3.20)     (0.76)     1.66      1.87
      -------     -------   -------   -------   -------     -------        -------     -------   -------   -------   -------
         1.29       (3.25)    (0.84)     1.58      1.78        0.25           1.29      (3.25)     (0.84)     1.58      1.78
      -------     -------   -------   -------   -------     -------        -------     -------   -------   -------   -------
           --       (0.01)    (0.12)    (0.76)    (0.37)         --             --      (0.01)     (0.12)    (0.76)    (0.37)
           --          --        --        --     (0.18)         --             --          --        --        --     (0.18)
      -------     -------   -------   -------   -------     -------        -------     -------   -------   -------   -------
           --       (0.01)    (0.12)    (0.76)    (0.55)         --             --      (0.01)     (0.12)    (0.76)    (0.55)
      -------     -------   -------   -------   -------     -------        -------     -------   -------   -------   -------
      $  9.37     $  8.08   $ 11.34   $ 12.30   $ 11.48     $ 10.25        $  9.37     $  8.08   $ 11.34   $ 12.30   $ 11.48
      =======     =======   =======   =======   =======     =======        =======     =======   =======   =======   =======
        15.97%     (28.62%)   (6.84%)   14.03%    17.56%       2.50%         15.97%     (28.62%)   (6.84%)   14.03%    17.56%
         0.16%+     (0.51%)   (0.70%)   (0.69%)   (1.08%)     (2.23%)+        0.16%+     (0.51%)   (0.70%)   (0.69%)   (1.08%)
         2.45%+      2.45%     2.49%     2.55%     2.55%       3.90%+         2.45%+      2.45%     2.49%     2.55%     2.55%
         2.70%+      2.66%     2.49%     2.64%     2.89%       3.90%+         2.70%+      2.66%     2.49%     2.64%     2.89%
            5%        120%       44%       60%       63%         53%             5%        120%       44%       60%       63%
      $23,738     $18,961   $28,562   $23,087   $10,176     $ 4,589        $10,591     $ 3,737   $ 5,831   $ 4,345   $ 1,146

        Class C
     --------------
     September 1***
        through
      December 31,
          1998
     --------------
        $  8.30
        -------
          (0.06)
           2.01
        -------
           1.95
        -------
             --
             --
        -------
             --
        -------
        $ 10.25
        =======
          23.49%
          (2.23%)+
           3.90%+
           3.90%+
             53%
        $   138

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

MainStay Research Value Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Research Value Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

(B) ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled $67,459 and were amortized over 60 months beginning at the commencement of operations.

Notes to Financial Statements

                                                                              17
                                                                               -

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current period reclassification between accumulated undistributed net investment income and additional paid-in-capital arising from permanent differences; net assets at October 31, 2003, are not affected.

 ACCUMULATED
UNDISTRIBUTED
NET INVESTMENT                                 ADDITIONAL
    INCOME                                   PAID-IN CAPITAL
--------------                               ---------------
    $5,633                                      $(5,633)

The reclassification for the Fund is primarily due to non-deductible expenses (organizational costs).

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plan) are allocated to separate

MainStay Research Value Fund

18
-

classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Fund Asset Management, L.P., d/b/a Mercury Advisors ("Mercury" or the "Subadvisor") is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.85% of the Fund's average daily net assets. Through March 11, 2002 the Manager had voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.80%, 2.55% and 2.55% of the average daily net assets of the Class A, Class B and Class C shares, respectively. Effective March 12, 2002, the Manager voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the ten months ended October 31, 2003, the Manager earned from the Fund $347,391 and reimbursed the Fund $103,557. For the year ended December 31, 2002, the Manager earned from the Fund $423,987 and reimbursed the Fund $104,871.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.425% on assets up to $250 million, 0.3825% on assets from $250 million to $500 million and 0.34% on assets in excess of $500 million.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities

                                                                              19
                                                                               -

as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $4,652 for the ten months ended October 31, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $2,784, $34,210 and $1,124, respectively, for the ten months ended October 31, 2003.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the ten months ended October 31, 2003 and year ended December 31, 2002, amounted to $205,595 and $235,660, respectively.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Research Value Fund only pays a portion of the fees identified above.

(F) CAPITAL. At October 31, 2003, New York Life held shares of Class A with a value of $9,921,581. This represents 37.9% of the net assets for Class A and 16.4% of the Fund's total net assets at period end.

(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $1,071 for the ten months ended October 31, 2003 and $957 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1%

MainStay Research Value Fund

20
-

of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $16,399 for the ten months ended October 31, 2003 and $19,959 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2003, the components of accumulated loss on a tax basis were as follows:

UNDISTRIBUTED
NET INVESTMENT  ACCUMULATED CAPITAL   UNREALIZED    TOTAL ACCUMULATED
    INCOME       AND OTHER LOSSES    APPRECIATION         LOSS
--------------  -------------------  ------------   -----------------
   $211,873        $(15,693,981)      $6,482,454      $(8,999,654)

The difference between book-basis and tax-basis unrealized appreciation is due to wash sale deferrals.

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $15,693,981 were available, as shown in the table below, to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                          AMOUNT
                     AVAILABLE THROUGH                        (000'S)
                     -----------------                        -------
      2010..................................................  $ 3,613
      2011..................................................   12,081
                                                              -------
                                                              $15,694
                                                              =======

The tax character of distributions paid during the year ended December 31, 2002 and December 31, 2001, shown in the Statement of Changes in Net Assets, was as follows:

                                          2002             2001
                                         -------         --------
Distributions paid from:
  Ordinary income                        $    --         $434,239
  Long-term capital gains                 69,939          141,366
                                         -------         --------
                                         $69,939         $575,605
                                         =======         ========

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):
During the ten months ended October 31, 2003, purchases and sales of securities, other than short-term securities, were $15,341 and $2,559, respectively.

NOTE 6--LINE OF CREDIT:
The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average

                                                                              21
                                                                               -

commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the ten months ended October 31, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                                      YEAR ENDED
                                     JANUARY 1                                       DECEMBER 31,
                                      THROUGH                ------------------------------------------------------------
                                 OCTOBER 31, 2003*                      2002                             2001
                            ---------------------------      ---------------------------      ---------------------------
                            CLASS A   CLASS B   CLASS C      CLASS A   CLASS B   CLASS C      CLASS A   CLASS B   CLASS C
                            -------   -------   -------      -------   -------   -------      -------   -------   -------
Shares sold...............   1,063      643       797          731       511       220          427      1,011      296
Shares issued in
  reinvestment of
  distributions...........      --       --        --            3         3        --           17         21        2
                             -----     ----      ----         ----      ----      ----         ----      -----     ----
                             1,063      643       797          734       514       220          444      1,032      298
Shares redeemed...........    (597)    (455)     (128)        (525)     (687)     (272)        (244)      (391)    (137)
                             -----     ----      ----         ----      ----      ----         ----      -----     ----
Net increase (decrease)...     466      188       669          209      (173)      (52)         200        641      161
                             =====     ====      ====         ====      ====      ====         ====      =====     ====

-------
* The Fund changed its fiscal year end from December 31 to October 31.

NOTE 8--OTHER MATTERS:

New York Life Investment Management LLC (NYLIM) and mutual funds that NYLIM advises, including The MainStay Funds, have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading and other matters. We are cooperating fully in responding to these requests. We have no reason to believe that NYLIM or any of the mutual funds NYLIM advises has been targeted as the subject of any governmental or regulatory enforcement action.

22
-

Report of Independent Auditors

To the Trustees of The MainStay Funds and Shareholders of
MainStay Research Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Research Value Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the ten months ended October 31, 2003 and the year ended December 31, 2002, the changes in its net assets for the ten months ended October 31, 2003 and each of the two years in the period ended December 31, 2002 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 18, 2003

                                                                              23
                                                                               -

The MainStay Funds--Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   2002 and         Manager, New York Life Investment
                          Trustee since    Management LLC (including predecessor
                          2000             advisory organizations) and New York
                                           Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Executive Vice
                                           President and Manager, NYLIFE LLC;
                                           Manager, NYLIFE Distributors LLC; Vice
                                           Chairman, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        41             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, NYLIFE LLC; Director, NYLIFE
                                           Securities, Inc.; Chairman, President,
                                           and Manager, NYLIFE Distributors LLC;
                                           Manager, McMorgan & Company LLC;
                                           Chairman, Trustee, and President,
                                           Eclipse Funds, (4 portfolios); Chairman
                                           and Director, Eclipse Funds Inc. (13
                                           portfolios); Senior Vice President,
                                           Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities
  Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5
  Years."

24
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24             None
3/1/32                    1996             Officer, New York Life Insurance Company
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Manager, MacKay Shields LLC;          24             None
7/1/25                    1991             Chairman, Chief Executive Officer, and
                                           President, New York Life Insurance
                                           Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Non-Executive
11/13/39                  1997             Chancellor, Queen's University (1985 to                Director, Allied
                                           2001).                                                 Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group,
                                                                                                  Plc; Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc.
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, Adolor
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Corporation;
                          Non-             firm).                                                 Director, First
                          Interested                                                              Advantage
                          Trustee                                                                 Corporation.
---------------------------------------------------------------------------------------------------------------------
Michael H. Sutton         Trustee since    Retired. Independent Consultant (1999 to       24             None
9/19/40                   2003             present); Special Consultant, Financial
                                           Accounting Standards Board (1998 to
                                           1999); Chief Accountant, United States
                                           Securities and Exchange Commission (1995
                                           to 1998).
---------------------------------------------------------------------------------------------------------------------

                                                                              25
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Advisor (July 2003 to present) and             24             None
2/13/52                   1994             Managing Director (2001 to June 2003),
                                           The Carlyle Group (private investment
                                           firm); Chairman and Chief Executive
                                           Officer, Somerset Group (financial
                                           advisory firm); Senior Managing
                                           Director, Groupe Arnault (private
                                           investment firm) (1999 to 2001).
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Manager, NYLIFE Distributors
                                           LLC.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, and MainStay VP Series
                          since 2001       Fund, Inc.; Chief Financial Officer and
                                           Assistant Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors LLC; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., and Eclipse Funds; Managing
                                           Director and Senior Counsel, Lehman
                                           Brothers Inc., (October 1998 to December
                                           1999); General Counsel and Managing
                                           Director, JP Morgan Investment
                                           Management Inc. (1986 to September
                                           1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc.; Vice
                                           President-Financial Operations and Chief
                                           Financial Officer, NYLIFE Distributors
                                           LLC; Tax Vice President, New York Life
                                           International, LLC; Tax Vice President,
                                           Eclipse Funds, Eclipse Funds Inc., and
                                           MainStay VP Series Fund, Inc.
---------------------------------------------------------------------------------------------------------------------

26
-

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund(2)
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(3)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Ceased operations as of November 28, 2003.
3. Closed to new investors as of December 1, 2001.
4. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Auditors
1. As of October 31, 2003.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors LLC. All rights reserved.              MSRV11- 12/03
                                  NYLIM-A04325      22

RECYCLE.LOGO

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Research Value Fund

    ANNUAL REPORT

    OCTOBER 31, 2003

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay International
                                                              Equity Fund versus Morgan Stanley Capital
                                                              International EAFE(R) Index--Class A, Class
                                                              B, and Class C Shares                            4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and 10-Month Performance            6
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Auditors                  26
                                                              Trustees and Officers                           27
                                                              The MainStay(R) Funds                           30

                       This page intentionally left blank

                                                                               3
                                                                               -

President's Letter

The first 10 months of 2003 represented a positive period for most investors. Although the stock market struggled from mid-January through early March, it recovered strongly through the end of October. The rally began several days before coalition forces entered Iraq and continued long after the conclusion of major combat operations. Although difficulties in Iraq, the Middle East, and North Korea continued to raise concerns, investors have tended to focus on corporate earnings and the potential for an economic turnaround.

The Federal Reserve remained accommodative throughout the 10-month period, and the Federal Open Market Committee lowered the targeted federal funds rate by 25 basis points on June 25, 2003, to a low 1.0%. Real gross domestic product, which grew at a modest 1.4% in the first quarter of 2003, rose by 3.3% in the second quarter. According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter. Much of this increase resulted from robust consumer spending. Although unemployment rates remain high, the figures have declined from their peak in June 2003, and the Federal Reserve recently observed that "the labor market appears to be stabilizing."

Within the equity market, smaller companies generally outperformed larger ones and growth stocks tended to appreciate more than value equities at all capitalization levels. The bond markets benefited from anticipation of the Federal Reserve's easing move, and while yields on short-term securities continued to decline, yields on longer-term bonds rose to a peak in early September and closed the reporting period higher than where they began. For the 10-month period, corporate bonds generally outpaced Treasury securities, and high-yield bonds and emerging-market debt provided outstanding returns.

At MainStay, each of our Funds seeks to achieve its investment objective with an established process that is consistently applied in all market environments. While markets may shift and results may vary, we believe that our time-tested investment strategies can help you pursue your long-range goals with confidence.

As you may have noted, the date of this report differs from the date of previous annual reports. The MainStay Board of Trustees recently approved making October 31 the end of the fiscal year for most MainStay Funds. The report that follows provides details about the specific market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the first 10 months of 2003. If you have any questions about this report or your MainStay Fund investments, your Registered Representative will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
November 2003

4

$10,000 Invested in MainStay International
Equity Fund versus Morgan Stanley
Capital International EAFE(R) Index

CLASS A SHARES
Total Returns with Sales Charges: 1 Year 13.01%, 5 Years 0.31%, Since Inception (9/12/94) 2.97%

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                        MSCI EAFE INDEX(1)
                                                               -----------------------------            ------------------
09/12/94                                                                    9450                              10000
10/31/94                                                                    9469                              10008
10/31/95                                                                    9044                               9970
10/31/96                                                                   10211                              11014
10/31/97                                                                   11035                              11524
10/31/98                                                                   12155                              12636
10/31/99                                                                   14805                              15546
10/31/00                                                                   13219                              15096
10/31/01                                                                   10790                              11333
10/31/02                                                                   10926                               9835
10/31/03                                                                   13066                              12494

Period-end

CLASS B AND CLASS C SHARES
Class B Total Returns with Sales Charges: 1 Year 13.71%, 5 Years 0.37%, Since Inception (9/12/94) 2.88%
Class C Total Returns with Sales Charges: 1 Year 17.71%, 5 Years 0.73%, Since Inception (9/12/94) 2.88%

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                        MSCI EAFE INDEX(1)
                                                               -----------------------------            ------------------
09/12/94                                                                   10000                              10000
10/31/94                                                                   10020                              10008
10/31/95                                                                    9500                               9970
10/31/96                                                                   10647                              11014
10/31/97                                                                   11419                              11524
10/31/98                                                                   12499                              12636
10/31/99                                                                   15103                              15546
10/31/00                                                                   13399                              15096
10/31/01                                                                   10871                              11333
10/31/02                                                                   10920                               9835
10/31/03                                                                   12963                              12494

Period-end
-------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR MORE CURRENT PERFORMANCE INFORMATION PLEASE VISIT WWW.MAINSTAYFUNDS.COM.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from 9/13/94 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from 9/13/94 through 8/31/98. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                                                                               5
-------                                                                        -


1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

2. See footnote on page 4 for more information about the MSCI EAFE Index.

3. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.

Portfolio Management Discussion and Analysis

For the 10 months ended October 31, 2003, international stock markets generally showed strong performance both in U.S. dollars and local currency terms. Overall, the global markets have surged in tandem since March of 2003, as some economic data suggested that the worst is over and that a recovery is just around the corner. In Europe, business expectations are improving, but activity and demand have provided no discernible signs of recovery. Business-sentiment indicators are rising moderately, but consumer confidence remains stalled at low levels. Foreign currencies--particularly the euro and Japanese yen--gained considerably against the U.S. dollar.

PERFORMANCE REVIEW

For the 10 months ended October 31, 2003, MainStay International Equity Fund returned 20.27% for Class A shares and 19.55% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 23.53% return of the average Lipper(1) international fund over the same period. All share classes also underperformed the 25.75% return of the Morgan Stanley Capital International Europe, Australasia, and Far East Index(2) for the 10 months ended October 31, 2003.

The Fund's underperformance resulted from its being underweighted in high-beta sectors such as technology and insurance. High-beta companies showed particularly strong performance in the first 10 months of 2003. All of the companies in which the Fund was invested, however, continued to perform well operationally.

As of October 31, 2003, all share classes of MainStay International Equity Fund received an overall rating of four stars out of 163 foreign large growth funds by Morningstar.(3) All of the Fund's share classes were rated five stars out of 163 foreign large growth funds for the three-year period then ended. All of the Fund's share classes were rated four stars out of 125 foreign large growth funds for the five-year period then ended.

STRATEGIC POSITIONING

The Fund uses a bottom-up stock-by-stock selection process to select securities for the portfolio. This process often leads us to out-of-favor companies with quality brands. The Fund's country, sector, and market-capitalization weightings were the result of individual stock selection and did not reflect predetermined target allocations. The Fund does not make top-down selections by country or sector. The Fund's bottom-up selection process has resulted in overweighted positions in the consumer staples and utilities sectors and underweighted positions in telecommunications services, health care, energy, and basic materials. Generally speaking, we find less compelling investment potential in Japan than we do in Europe and other Asian nations. As a result the portfolio was

6

YEAR-BY-YEAR AND 10-MONTH PERFORMANCE (WITHOUT SALES CHARGES)

CLASS A SHARES

                                                                            CLASS A SHARES
                                                                            --------------
12/94                                                                            -2.30
12/95                                                                             5.25
12/96                                                                             9.78
12/97                                                                             4.52
12/98                                                                            20.17
12/99                                                                            27.54
12/00                                                                           -21.32
12/01                                                                           -15.70
12/02                                                                            -4.12
10/03                                                                            20.27

Period-end                                                        Total Return %

Returns reflect the historical performance of the Class B shares through 12/31/94. See footnote on page 4 for more information on performance.

CLASS B SHARES

                                                                            CLASS B SHARES
                                                                            --------------
12/94                                                                            -2.30
12/95                                                                             4.27
12/96                                                                             9.05
12/97                                                                             3.78
12/98                                                                            19.34
12/99                                                                            26.60
12/00                                                                           -21.71
12/01                                                                           -16.34
12/02                                                                            -4.95
10/03                                                                            19.55

Period-end                                                        Total Return %

See footnote on page 4 for more information on performance.

underweighted in Japanese stocks relative to the MSCI EAFE Index at the end of the reporting period.

STRONG AND WEAK PERFORMERS

Among the leading contributors to performance for the 10-month period ended October 31, 2003, were Deutsche Boerse, Next PLC, TPG, and Bayerishe Motoren Werke. Deutsche Boerse provides a securities-exchange platform through the German Exchange, derivatives trading on the Eurex, and clearing services

                                                                               7
                                                                               -

CLASS C SHARES

                                                                            CLASS C SHARES
                                                                            --------------
12/94                                                                            -2.30
12/95                                                                             4.27
12/96                                                                             9.05
12/97                                                                             3.78
12/98                                                                            19.34
12/99                                                                            26.60
12/00                                                                           -21.71
12/01                                                                           -16.44
12/02                                                                            -4.85
10/03                                                                            19.55

Period-end
                                                                  Total Return %
Class C share returns reflect the historical performance of the Class B shares through 8/31/98. See footnote on page 4 for more information on performance.

through its subsidiary Clearstream. As the markets have risen and volume has increased in the equity and derivatives markets, Deutsche Boerse has continued to surprise the market operationally. Despite some uncertainty surrounding debate over a new European Union investment directive, we believe the new directive will not adversely affect the company.

Other notable contributors to the Fund's performance during the 10-month reporting period included Porsche, Cannon, and Iberdrola. Canon, the well-known copier and printer company, surprised analysts by continuing to perform well in difficult times. Porsche enjoyed strong performance on the back of robust sales from its newly introduced performance SUV, the Cayenne. Iberdola, a Spanish utility, is in the middle of a five-year investment plan that involves divesting noncore assets and reinvesting in cleaner, more efficient electricity generation to satisfy faster-than-average growth in demand. Midway through the refocus, the company appears to be well on its way on becoming the cleanest and most profitable utility in Europe. Due to its solid performance, the company increased its dividend more than analysts expected.

One large detractor from the Fund's performance during the reporting period was Nintendo, a manufacturer and marketer of home-use games including Gamecube and Gameboy systems. The Fund's position in Nintendo was reduced when sales expectations were not met for the current generation of the in-home game system Gamecube.

Other holdings that detracted from performance during the reporting period included Aventis and Julius Baer Holding, which were eliminated from the portfolio. Aventis reported lower same-period sales than last year for its product line and was affected when some currencies weakened against the euro. Julius

8

Baer Holding, Switzerland's largest independent private bank, struggled to trim its cost base in the three-year bear market. The market's difficulties hurt the company's private-banking business and its brokerage unit. Julius Baer's shares declined on the news of a restructuring charge for the sale of the company's pan-European institutional-brokerage operations at a loss. A larger-than-anticipated first-half loss at the brokerage unit also affected the stock price.

Low-fare airline Ryanair also contributed negatively to performance after its share price dropped on the news that the company might lose a crucial court ruling in Brussels. The court will decide whether incentive payments received by Ryanair from local or regional airports are lawful under EU competition and government-aid rules. Ryanair's business model is based on servicing cheaper secondary or regional airports, and the company has been able to undercut the prices of major European carriers. A negative ruling could affect Ryanair's ability to offer discounted prices.

We added to the Fund's position in Hennes & Mauritz, the Swedish-based designer and retailer of clothing for men, women, and children. H&M has been successful where most clothing retailers have failed--in international expansion. The company continues to expand in many countries and appears to be breaking down the borders of fashion.

We trimmed the Fund's position in FANUC, the Japanese manufacturer of factory-automation systems, when the stock reached our price target.

LOOKING AHEAD

While the world economy has improved, we believe that a large portion of the market has already reflected the change. We remain concerned that in a number of industries, valuations may have surpassed what is justified by the magnitude of the recovery in the world economy or in earnings. We take a cautious view and remain underweighted in high-beta sectors such as media and information technology.

As always, we remain alert for selective opportunities in stocks, and we continue to take advantage of selloffs to accumulate positions in solid franchises that are undergoing temporary difficulty. Whatever the markets or the world economy may bring, the Fund will continue to seek to provide long-term growth of capital with an acceptable level of risk by investing in a portfolio

                                                                               9
                                                                               -

consisting primarily of non-U.S. equity securities. Current income will remain a secondary objective.

Rupal J. Bhansali
Portfolio Manager
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

MainStay International Equity Fund

10
-

                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (93.4%)+

AUSTRALIA (0.6%)
Australian Gas Light Co., Ltd.
 (energy sources)..............     18,600       $    141,215
Cochlear Ltd. (health &
 personal care)................     23,300            520,774
                                                 ------------
                                                      661,989
                                                 ------------
BELGIUM (2.7%)
Electrabel, S.A.
 (utilities-electrical &
 gas)..........................      9,827          2,717,743
                                                 ------------

BERMUDA (0.5%)
XL Capital Ltd. Class A
 (insurance)...................      7,400            514,300
                                                 ------------

DENMARK (2.2%)
Danske Bank A/S (banking)......    110,705          2,233,299
                                                 ------------

FRANCE (1.7%)
BNP Paribas, S.A. (banking)....     29,180          1,533,263
Dexia (business & public
 services).....................     15,200            239,252
                                                 ------------
                                                    1,772,515
                                                 ------------
GERMANY (9.6%)
BASF AG (chemicals)............      6,000            275,513
Bayerische Motoren Werke AG
 (automobiles).................     92,988          3,729,400
Deutsche Boerse AG (financial
 services).....................     64,721          3,600,146
Schering AG (health & personal
 care).........................     48,038          2,258,897
                                                 ------------
                                                    9,863,956
                                                 ------------
HONG KONG (2.9%)
Hongkong Electric Holdings,
 Ltd. (utilities-electrical &
 gas)..........................    775,300          3,025,045
                                                 ------------

INDIA (1.5%)
HDFC Bank Ltd. ADR (banking)
 (b)...........................     26,495            685,955
ITC, Ltd. GDR
 (beverages & tobacco)
 (a)(c)........................     46,500            891,317
                                                 ------------
                                                    1,577,272
                                                 ------------
IRELAND (3.7%)
Anglo Irish Bank Corp. PLC
 (banking).....................     30,900            371,066
Bank of Ireland (banking)......    215,703          2,660,508
iShares DJ Euro STOXX 50 Index
 Fund (financial services)
 (e)...........................     25,300            760,281
                                                 ------------
                                                    3,791,855
                                                 ------------
ITALY (4.5%)
Eni S.p.A. (energy sources)....     70,100          1,113,170
Eni S.p.A. PLC ADR
 (energy sources) (b)..........      2,700            214,650

                                   SHARES           VALUE
                                 ----------------------------
ITALY (CONTINUED)
Riunione Adriatica di Sicurta
 S.p.A. (insurance)............     15,700       $    245,297
Snam Rete Gas S.p.A.
 (utilities-electrical &
 gas)..........................    798,395          3,007,155
                                                 ------------
                                                    4,580,272
                                                 ------------
JAPAN (9.7%)
Canon, Inc.
 (data processing &
 reproduction).................     56,000          2,709,965
Canon, Inc. ADR
 (data processing &
 reproduction) (b).............     11,823            578,736
FANUC, Ltd. (electronic
 components & instruments).....      5,400            324,683
Murata Manufacturing Co., Ltd.
 (electronic components &
 instruments)..................     12,700            722,018
Nintendo Co., Ltd. (recreation
 & other consumer goods).......     25,900          2,000,191
Nitto Denko Corp.
 (chemicals)...................     13,200            692,809
Nomura Research Institute, Ltd.
 (business & public
 services).....................      3,400            341,747
Secom Co., Ltd. (business &
 public services)..............      6,900            269,887
Takeda Chemical Industries,
 Ltd. (health & personal
 care).........................     66,600          2,356,611
                                                 ------------
                                                    9,996,647
                                                 ------------
NETHERLANDS (10.9%)
Euronext N.V. (financial
 services).....................    113,285          2,772,155
Reed Elsevier N.V.
 (broadcasting & publishing)...    182,770          2,035,464
Royal Dutch Petroleum Co.
 (utilities electrical &
 gas)..........................     43,600          1,934,968
TPG N.V. (business & public
 services).....................    205,746          4,436,784
                                                 ------------
                                                   11,179,371
                                                 ------------
SINGAPORE (0.8%)
Venture Corp., Ltd. (electrical
 & electronics)................     73,400            796,841
                                                 ------------

SPAIN (5.5%)
Banco Popular Espanol, S.A.
 (banking).....................     67,634          3,516,875
Iberdrola, S.A.
 (utilities-electrical &
 gas)..........................     92,202          1,538,103
Indra Sistemas, S.A.
 (business & public
 services).....................     52,100            586,281
                                                 ------------
                                                    5,641,259
                                                 ------------
SWEDEN (1.7%)
Autoliv, Inc. (automobiles)....     15,200            503,424
Hennes & Mauritz AB
 (merchandising)...............     12,100            256,709

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2003

                                                                              11
                                                                               -

                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (CONTINUED)
SWEDEN (CONTINUED)
Sandvik AB (machinery &
 engineering)..................     25,310       $    752,728
Svenska Handelsbanken AB Class
 A (banking)...................     14,400            253,819
                                                 ------------
                                                    1,766,680
                                                 ------------
SWITZERLAND (10.6%)
Credit Suisse Group ADR
 (banking) (b).................     22,200            783,216
Nestle, S.A. Registered (food &
 household products)...........     15,160          3,337,732
Novartis AG Registered (health
 & personal care)..............     15,248            581,213
Novartis AG ADR (health &
 personal care) (b)............     38,400          1,473,408
Syngenta AG (chemicals)........     14,100            755,499
Synthes-Stratec, Inc. (health &
 personal care)................        900            826,300
UBS AG Registered (banking)....     43,194          2,652,419
UBS AG Registered (banking)
 (d)(f)........................      8,115            497,774
                                                 ------------
                                                   10,907,561
                                                 ------------
UNITED KINGDOM (22.2%)
BP PLC ADR
 (utilities-electrical & gas)
 (b)...........................      5,200            220,376
Capita Group PLC (business &
 public services)..............     22,800             95,662
Diageo PLC (beverages &
 tobacco)......................    280,661          3,302,914
Diageo Capital PLC ADR
 (beverages & tobacco) (b).....      8,690            415,469
Exel PLC
 (transportation-shipping).....    154,640          1,987,802
Lloyds TSB Group PLC
 (banking).....................    335,600          2,329,239
Lloyds TSB Group PLC ADR
 (banking) (b)(f)..............     26,950            760,529
Man Group PLC (financial
 services).....................     34,500            849,484
Provident Financial PLC
 (financial services)..........     69,600            763,566
Reckitt Benckiser PLC (food &
 household products)...........    161,609          3,395,118
Rentokil Initial PLC (business
 & public services)............  1,026,019          3,900,068
Scottish & Southern Energy PLC
 (utilities-electric & gas)....     67,230            701,628
Tesco PLC (merchandising)......  1,036,571          4,155,656
                                                 ------------
                                                   22,877,511
                                                 ------------
UNITED STATES (2.1%)
AFLAC, Inc. (insurance)........     18,890            689,107
iShares MSCI United Kingdom
 Index Fund (financial
 services) (e).................    105,200          1,522,244
                                                 ------------
                                                    2,211,351
                                                 ------------
Total Common Stocks
 (Cost $84,049,945)............                    96,115,467
                                                 ------------

                                   SHARES           VALUE
                                 ----------------------------
PREFERRED STOCK (3.3%)
GERMANY (3.3%)
Porsche AG
 E1.53
 (automobiles) (k).............      6,897       $  3,383,496
                                                 ------------
Total Preferred Stock
 (Cost $2,437,365).............                     3,383,496
                                                 ------------
WARRANT (0.9%)

IRELAND (0.9%)
Ryanair Holdings PLC
 Strike Price E0.000001
 Expire 3/21/08
 (transportation-airlines)
 (a)(h)(k).....................    106,256            919,996
                                                 ------------
Total Warrants
 (Cost $736,716)...............                       919,996
                                                 ------------
                                 PRINCIPAL
                                   AMOUNT
                                 ----------
SHORT-TERM INVESTMENTS (4.9%)

COMMERCIAL PAPER (3.7%)
UNITED STATES (3.7%)
UBS Finance Delaware LLC
 1.00%, due 11/3/03
 (financial services)..........  $3,865,000         3,864,779
                                                 ------------
Total Commercial Paper
 (Cost $3,864,779).............                     3,864,779
                                                 ------------
                                   SHARES
                                 ----------
INVESTMENT COMPANY (0.3%)
UNITED STATES (0.3%)
AIM Institutional Funds Group
 (investment company) (g)......    310,725            310,725
                                                 ------------
Total Investment Company
 (Cost $310,725)...............                       310,725
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund

12
-

                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
SHORT-TERM INVESTMENTS (CONTINUED)
REPURCHASE AGREEMENT (0.9%)
UNITED STATES (0.9%)
Countrywide Securities Corp.
 1.062%, dated 10/31/03
 due 11/3/03
 Proceeds at Maturity
 $890,072
 (financial services) (g)
 (Collateralized by Various
 Bonds
 with a Principal Amount of
 $1,050,613 and a Market Value
 of $912,033)..................  $ 890,000       $    890,000
                                                 ------------
Total Repurchase Agreement
 (Cost $890,000)...............                       890,000
                                                 ------------
Total Short-Term Investments
 (Cost $5,065,504).............                     5,065,504
                                                 ------------
Total Investments
 (Cost $92,289,530) (i)........      102.5%       105,484,463(j)
Liabilities in Excess of
 Cash and Other Assets.........       (2.5)        (2,531,808)
                                 ----------      ------------
Net Assets.....................      100.0%      $102,952,655
                                 ==========      ============

-------
(a)  May be sold to institutional investors only.
(b)  ADR--American Depositary Receipt.
(c)  GDR--Global Depositary Receipt.
(d)  Security primarily trades on the New York Stock Exchange.
(e)  Exchange Traded Fund-represents a basket of securities
     that are traded on an exchange.
(f)  Represents a security, or a portion thereof, which is out on loan.
(g)  Represents a security, or portion thereof, purchased with cash collateral received for securities on loan.
(h)  Non-income producing security.
(i)  The cost for federal income tax purposes is $92,559,351.
(j)  At October 31, 2003 net unrealized appreciation for
     securities was $12,925,112 based on cost for federal
     income tax purposes. This consisted of aggregate gross
     unrealized appreciation for all investments on which
     there was an excess of market value over cost of
     $14,277,037 and aggregate gross unrealized depreciation
     for all investments on which there was an excess of cost
     over market value of $1,351,925.
(k)  The following abbreviation is used in the above
     portfolio:
     E--Euro.

The table below sets forth the diversification of International Equity Fund investments by industry.

                                       VALUE       PERCENT+
                                    ------------------------
INDUSTRY DIVERSIFICATION
Automobiles.......................  $  7,616,320       7.4%
Banking...........................    18,277,962      17.8
Beverages & Tobacco...............     4,609,700       4.5
Broadcasting & Publishing.........     2,035,464       2.0
Business & Public Services........     9,869,681       9.6
Chemicals.........................     1,723,821       1.7
Data Processing & Reproduction....     3,288,701       3.2
Electrical & Electronics..........       796,841       0.8
Electronic Components &
 Instruments......................     1,046,701       1.0
Energy Sources....................     1,469,035       1.4
Financial Services................    15,022,655      14.6
Food & Household Products.........     6,732,850       6.5
Health & Personal Care............     8,017,203       7.8
Investment Company................       310,725       0.3
Insurance.........................     1,448,704       1.4
Machinery & Engineering...........       752,728       0.7
Merchandising.....................     4,412,365       4.3
Recreation & Other Consumer
 Goods............................     2,000,191       1.9
Transportation-Airlines...........       919,996       0.9
Transportation-Shipping...........     1,987,802       1.9
Utilities-Electrical & Gas........    13,145,018      12.8
                                    ------------     -----
                                     105,484,463     102.5
Liabilities in Excess of
 Cash and Other Assets............    (2,531,808)     (2.5)
                                    ------------     -----
Net Assets........................  $102,952,655     100.0%
                                    ============     =====

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

Statement of Assets and Liabilities as of October 31, 2003

ASSETS:
Investment in securities, at value (identified cost
  $92,289,530) including $1,168,000 market value of
  securities loaned.........................................       $105,484,463
Cash denominated in foreign currencies (identified cost
  $39,994)..................................................             40,026
Cash........................................................              2,161
Receivables:
  Investment securities sold................................            653,303
  Fund shares sold..........................................            473,920
  Dividends.................................................            270,151
Other assets................................................             10,299
Unrealized appreciation on foreign currency forward
  contracts.................................................            417,949
                                                                   ------------
  Total assets..............................................        107,352,272
                                                                   ------------
LIABILITIES:
Payables:
  Securities lending collateral.............................          1,200,725
  Investment securities purchased...........................          2,481,137
  Fund shares redeemed......................................            344,548
  Transfer agent............................................            100,687
  Manager...................................................             88,915
  NYLIFE Distributors.......................................             58,712
  Custodian.................................................             11,718
Accrued expenses............................................             75,874
Unrealized depreciation on foreign currency forward
  contracts.................................................             37,301
                                                                   ------------
  Total liabilities.........................................          4,399,617
                                                                   ------------
Net assets..................................................       $102,952,655
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     41,659
  Class B...................................................             56,010
  Class C...................................................              2,692
Additional paid-in capital..................................         98,502,008
Undistributed net investment income.........................            573,777
Accumulated net realized loss on investments................         (9,820,278)
Net unrealized appreciation on investments..................         13,194,933
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................            401,854
                                                                   ------------
Net assets..................................................       $102,952,655
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 43,747,247
                                                                   ============
Shares of beneficial interest outstanding...................          4,165,920
                                                                   ============
Net asset value per share outstanding.......................       $      10.50
Maximum sales charge (5.50% of offering price)..............               0.61
                                                                   ------------
Maximum offering price per share outstanding................       $      11.11
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 56,490,080
                                                                   ============
Shares of beneficial interest outstanding...................          5,601,011
                                                                   ============
Net asset value and offering price per share outstanding....       $      10.09
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  2,715,328
                                                                   ============
Shares of beneficial interest outstanding...................            269,242
                                                                   ============
Net asset value and offering price per share outstanding....       $      10.09
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Statement of Operations for the period January 1, 2003 through October 31, 2003* and the year ended December 31, 2002

                                                                 2003*          2002
                                                              -----------   ------------
INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $ 2,335,848   $  1,734,599
  Interest..................................................       17,114         30,348
  Income from securities loaned--net........................          579             --
                                                              -----------   ------------
    Total income............................................    2,353,541      1,764,947
                                                              -----------   ------------
Expenses:
  Manager...................................................      722,685        793,000
  Transfer agent............................................      488,747        540,749
  Distribution--Class B.....................................      307,561        374,052
  Distribution--Class C.....................................       10,473          5,477
  Service--Class A..........................................       74,660         71,740
  Service--Class B..........................................      102,520        124,684
  Service--Class C..........................................        3,491          1,826
  Custodian.................................................       57,488         73,775
  Professional..............................................       46,415         36,074
  Shareholder communication.................................       40,927         41,162
  Registration..............................................       33,801         30,443
  Recordkeeping.............................................       26,838         29,766
  Trustees..................................................        6,004          7,383
  Miscellaneous.............................................       35,554         40,584
                                                              -----------   ------------
    Total expenses..........................................    1,957,164      2,170,715
                                                              -----------   ------------
Net investment income (loss)................................      396,377       (405,768)
                                                              -----------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................    3,483,683     (3,158,726)
  Foreign currency transactions.............................      176,517        256,757
                                                              -----------   ------------
Net realized gain (loss) on investments and foreign currency
  transactions..............................................    3,660,200     (2,901,969)
                                                              -----------   ------------
Net change in unrealized appreciation on:
  Security transactions.....................................   12,061,515       (776,076)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......      235,711        212,828
                                                              -----------   ------------
Net unrealized gain (loss) on investments and foreign
  currency transactions.....................................   12,297,226       (563,248)
                                                              -----------   ------------
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions.............................   15,957,426     (3,465,217)
                                                              -----------   ------------
Net increase (decrease) in net assets resulting from
  operations................................................  $16,353,803   $ (3,870,985)
                                                              ===========   ============

-------

 * The Fund changed its fiscal year end from December 31 to October 31.
(a) Dividends recorded net of foreign withholding taxes of $269,304 and $171,380 for 2003 and 2002, respectively.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Statement of Changes in Net Assets for the period January 1, 2003 through October 31, 2003* and the years ended December 31, 2002 and December 31, 2001

                                                                 2003*           2002           2001
                                                              ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss)..............................  $    396,377   $   (405,768)  $   (497,042)
  Net realized gain (loss) on investments and foreign
    currency transactions...................................     3,660,200     (2,901,969)    (8,203,514)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........    12,297,226       (563,248)    (6,657,048)
                                                              ------------   ------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    16,353,803     (3,870,985)   (15,357,604)
                                                              ------------   ------------   ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................            --             --       (247,278)
    Class B.................................................            --             --        (60,773)
    Class C.................................................            --             --           (933)
  From net realized gain on investments and foreign currency transactions:
    Class A.................................................            --             --       (160,606)
    Class B.................................................            --             --       (342,517)
    Class C.................................................            --             --         (2,374)
                                                              ------------   ------------   ------------
      Total dividends and distributions to shareholders.....            --             --       (814,481)
                                                              ------------   ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    47,829,220     92,489,033    153,091,318
    Class B.................................................     8,237,192      7,219,163     15,602,193
    Class C.................................................     2,705,299      4,458,095      9,115,855
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................            --             --        376,637
    Class B.................................................            --             --        403,290
    Class C.................................................            --             --          3,133
                                                              ------------   ------------   ------------
                                                                58,771,711    104,166,291    178,592,426
  Cost of shares redeemed+:
    Class A.................................................   (41,284,589)   (86,563,792)  (153,188,961)
    Class B.................................................    (7,424,618)    (9,803,245)   (22,708,964)
    Class C.................................................    (1,610,072)    (3,509,376)    (9,399,634)
                                                              ------------   ------------   ------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................     8,452,432      4,289,878     (6,705,133)
                                                              ------------   ------------   ------------
      Net increase (decrease) in net assets.................    24,806,235        418,893    (22,877,218)
NET ASSETS:
Beginning of period.........................................    78,146,420     77,727,527    100,604,745
                                                              ------------   ------------   ------------
End of period...............................................  $102,952,655   $ 78,146,420   $ 77,727,527
                                                              ============   ============   ============
Undistributed net investment income (distribution in excess
  of) at end of period......................................  $    573,777   $         --        (29,175)
                                                              ============   ============   ============

-------

 * The fund changed its fiscal year end from December 31 to October 31.
 + Cost of shares redeemed net of redemption fee of $187,392 and $1,039 for ten months ended October 31, 2003 and year ended December 31, 2002, respectively.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

Financial Highlights selected per share data and ratios

                                                                              Class A
                                  -----------------------------------------------------------------------------------------------
                                  January 1, 2003
                                      through                                   Year ended December 31,
                                    October 31,        --------------------------------------------------------------------------
                                       2003*            2002              2001              2000              1999         1998
                                  ---------------      -------           -------           -------           -------      -------
Net asset value at beginning of
 period.........................      $  8.73          $  9.11           $ 10.98           $ 15.23           $ 12.21      $ 10.33
                                      -------          -------           -------           -------           -------      -------
Net investment income (loss)....         0.08(a)         (0.00)(a)(c)      (0.01)(a)         (0.08)(a)         (0.07)        0.01
Net realized and unrealized gain
 (loss) on investments..........         1.63            (0.43)            (1.82)            (3.07)             3.54         2.13
Net realized and unrealized gain
 (loss) on foreign currency
 transactions...................         0.04             0.05              0.11             (0.12)            (0.13)       (0.06)
                                      -------          -------           -------           -------           -------      -------
Total from investment
 operations.....................         1.75            (0.38)            (1.72)            (3.27)             3.34         2.08
                                      -------          -------           -------           -------           -------      -------
Less dividends and
 distributions:
 From net investment income.....           --               --             (0.09)               --             (0.03)          --
 From net realized gain on
   investments and foreign
   currency transactions........           --               --             (0.06)            (0.98)            (0.29)       (0.20)
                                      -------          -------           -------           -------           -------      -------
Total dividends and
 distributions..................           --               --             (0.15)            (0.98)            (0.32)       (0.20)
                                      -------          -------           -------           -------           -------      -------
Redemption fee (a)..............         0.02               --                --                --                --           --
                                      -------          -------           -------           -------           -------      -------
Net asset value at end of
 period.........................      $ 10.50          $  8.73           $  9.11           $ 10.98           $ 15.23      $ 12.21
                                      =======          =======           =======           =======           =======      =======
Total investment return (b).....        20.27%           (4.17%)          (15.70%)          (21.32%)           27.54%       20.17%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income
    (loss)......................         0.99%+          (0.05%)           (0.07%)           (0.56%)           (0.14%)       0.08%
   Expenses.....................         2.27%+           2.26%             2.17%             2.15%             1.94%        2.01%
Portfolio turnover rate.........           71%             102%              129%               30%               38%          54%
Net assets at end of period (in
 000's).........................      $43,747          $30,084           $25,470           $29,730           $34,407      $24,115

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

                                         Class B
    ----------------------------------------------------------------------------------
    January 1, 2003
        through                           Year ended December 31,
      October 31,     ----------------------------------------------------------------
         2003*         2002           2001          2000          1999          1998
    ---------------   -------        -------       -------       -------       -------
        $  8.44       $  8.88        $ 10.70       $ 14.95       $ 12.08       $ 10.22
        -------       -------        -------       -------       -------       -------
           0.02(a)      (0.08)(a)      (0.07)(a)     (0.17)(a)     (0.09)        (0.08)
           1.57         (0.41)         (1.79)        (2.98)         3.41          2.10
           0.04          0.05           0.11         (0.12)        (0.13)        (0.05)
        -------       -------        -------       -------       -------       -------
           1.63         (0.44)         (1.75)        (3.27)         3.19          1.97
        -------       -------        -------       -------       -------       -------
             --            --          (0.01)           --         (0.03)           --
             --            --          (0.06)        (0.98)        (0.29)        (0.11)
        -------       -------        -------       -------       -------       -------
             --            --          (0.07)        (0.98)        (0.32)        (0.11)
        -------       -------        -------       -------       -------       -------
           0.02            --          --               --            --            --
        -------       -------        -------       -------       -------       -------
        $ 10.09       $  8.44        $  8.88       $ 10.70       $ 14.95       $ 12.08
        =======       =======        =======       =======       =======       =======
          19.55%        (4.95%)       (16.34%)      (21.71%)       26.60%        19.34%
           0.24%+       (0.80%)        (0.82%)       (1.31%)       (0.89%)       (0.67%)
           3.02%+        3.01%          2.92%         2.90%         2.69%         2.76%
             71%          102%        129%              30%           38%           54%
        $56,490       $46,779        $51,887       $70,182       $94,698       $75,516

                                              Class C
     ------------------------------------------------------------------------------------------
     January 1, 2003                                                              September 1**
         through                     Year ended December 31,                         through
       October 31,     ---------------------------------------------------        December 31,
          2003*         2002          2001           2000           1999              1998
     ---------------   -------       -------        -------        -------        -------------
         $ 8.44        $  8.87       $ 10.70        $ 14.95        $ 12.08           $ 10.60
         ------        -------       -------        -------        -------           -------
           0.02(a)       (0.08)(a)     (0.07)(a)      (0.17)(a)      (0.09)            (0.09)
           1.57          (0.40)        (1.80)         (2.98)          3.41              1.72
           0.04           0.05          0.11          (0.12)         (0.13)            (0.04)
         ------        -------       -------        -------        -------           -------
           1.63          (0.43)        (1.76)         (3.27)          3.19              1.59
         ------        -------       -------        -------        -------           -------
             --             --         (0.01)            --          (0.03)               --
             --             --         (0.06)         (0.98)         (0.29)            (0.11)
         ------        -------       -------        -------        -------           -------
             --             --         (0.07)         (0.98)         (0.32)            (0.11)
         ------        -------       -------        -------        -------           -------
           0.02             --         --                --             --                --
         ------        -------       -------        -------        -------           -------
         $10.09        $  8.44       $  8.87        $ 10.70        $ 14.95           $ 12.08
         ======        =======       =======        =======        =======           =======
          19.55%         (4.85%)      (16.44%)       (21.71%)        26.60%            15.07%
           0.24%+        (0.80%)       (0.82%)        (1.31%)        (0.89%)           (0.67%)+
           3.02%+         3.01%         2.92%          2.90%          2.69%             2.76% +
             71%           102%       129%               30%            38%               54%
         $2,715        $ 1,284       $371           $   692        $   343           $    11

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18
-

MainStay International Equity Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Equity Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

The Fund invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices representative of market values as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest noted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices,

Notes to Financial Statements

                                                                              19
                                                                               -

yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. Should the Manager or Subadvisor conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(C) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

MainStay International Equity Fund

20
-

Foreign currency forward contracts open at October 31, 2003:

                                                        CONTRACT          CONTRACT        UNREALIZED
                                                         AMOUNT            AMOUNT       APPRECIATION/
                                                          SOLD           PURCHASED      (DEPRECIATION)
                                                     ---------------   --------------   --------------
Foreign Currency Sale Contracts
Euro vs. U.S. Dollar, expiring 12/12/03............  E     1,216,682   $    1,426,000     $  13,620
Hong Kong Dollar vs. U.S. Dollar, expiring
  12/12/03.........................................  HK$  35,926,290   $    4,600,000     $ (29,127)
                                                        CONTRACT          CONTRACT
                                                         AMOUNT            AMOUNT
                                                        PURCHASED           SOLD
                                                     ---------------   --------------
Foreign Currency Buy Contracts
Euro vs. U.S. Dollar, expiring 12/12/03............  E     4,310,934   $    4,600,000     $ 404,329
Hong Kong Dollar vs. U.S. Dollar, expiring
  12/12/03.........................................  HK$  11,020,000   $    1,428,109     $  (8,174)
                                                                                          ---------
Net unrealized appreciation on foreign currency forward contracts....................     $ 380,648
                                                                                          =========

(D) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current period reclassification between undistributed net investment income, accumulated net realized loss on investments and net realized loss on foreign currency transactions arising from permanent differences; net assets at October 31, 2003, are not affected.

                              ACCUMULATED        NET REALIZED LOSS
      UNDISTRIBUTED          NET REALIZED       ON FOREIGN CURRENCY
  NET INVESTMENT INCOME   LOSS ON INVESTMENTS      TRANSACTIONS
  ---------------------   -------------------   -------------------
        $177,400                 $(883)              $(176,517)

The reclassification for the Fund is primarily due to foreign currency gain
(loss) and gain (loss) on sales of passive foreign investment companies.

                                                                              21
                                                                               -

(F) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(G) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(H) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gain (loss) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

MainStay International Equity Fund

22
-

Foreign currency held at October 31, 2003:

            CURRENCY                     COST      VALUE
---------------------------------       -------   -------
Euro              E          199        $   235   $   232
Pound Sterling    L       23,450         39,759    39,794
                                        -------   -------
                                        $39,994   $40,026
                                        =======   =======

(I) REDEMPTION FEE. Effective December 8, 2002, the Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares in amounts of $50,000 or more made within 60 days of their date of purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(J) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the ten months ended October 31, 2003 and year ended December 31, 2002, the Manager earned from the Fund $722,685 and $793,000, respectively.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.60% of the average daily net assets of the Fund.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in

                                                                              23
                                                                               -

accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $5,236 for the ten months ended October 31, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $17,552, $39,506 and $7,765, respectively, for the ten months ended October 31, 2003.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the ten months ended October 31, 2003 and year ended December 31, 2002, amounted to $488,747 and $540,749, respectively.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the International Equity Fund only pays a portion of the fees identified above.

(F) CAPITAL. At October 31, 2003, NYLIFE Distributors held shares of Class A with a net value of $7,355,364. This represents 16.8% of Class A net assets and 7.1% of the Fund's total net assets at period end.

MainStay International Equity Fund

24
-

(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown in the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $1,892 for the ten months ended October 31, 2003 and $1,596 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $26,838 for the ten months ended October 31, 2003 and $29,766 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2003, the components of accumulated gain on a tax basis were as follows:

  UNDISTRIBUTED                                            TOTAL
  NET INVESTMENT   ACCUMULATED CAPITAL    UNREALIZED    ACCUMULATED
      INCOME        AND OTHER LOSSES     APPRECIATION      GAIN
  --------------   -------------------   ------------   -----------
     $991,726          $(9,550,457)      $12,909,017    $4,350,286

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals and mark-to-market of foreign currency forward transactions.

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $9,550,457 were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                          AMOUNT
                     AVAILABLE THROUGH                        (000'S)
                     -----------------                        -------
     2009...................................................  $6,707
     2010...................................................   2,843
                                                              ------
                                                              $9,550
                                                              ======

The Fund utilized $3,221,097 of capital loss carryforward during the ten months ended October 31, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the ten months ended October 31, 2003, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $68,493 and $59,287, respectively.

As of October 31, 2003, the Fund had securities on loan with an aggregate market value of $1,168,000. The Fund received $1,200,725 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with Fund's securities lending procedures.

                                                                              25
                                                                               -

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the ten months ended October 31, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                                      Year ended
                                                                                     December 31,
                                    January 1 through         ----------------------------------------------------------
                                    October 31, 2003*                    2002                           2001
                               ----------------------------   ---------------------------   ----------------------------
                               Class A   Class B   Class C    Class A   Class B   Class C   Class A   Class B   Class C
                               -------   -------   --------   -------   -------   -------   -------   -------   --------
Shares sold..................   5,418      912        299     10,255       821      497      15,785    1,653        978
Shares issued in reinvestment
  of dividends
  and distributions..........      --       --         --         --        --       --          41       45          0(a)
                               ------     ----       ----     ------    ------     ----     -------   ------     ------
Shares sold..................   5,418      912        299     10,255       821      497      15,826    1,698        978
Shares redeemed..............  (4,699)    (856)      (182)    (9,604)   (1,119)    (386)    (15,739)  (2,415)    (1,001)
                               ------     ----       ----     ------    ------     ----     -------   ------     ------
Net increase (decrease)......     719       56        117        651      (298)     111          87     (717)       (23)
                               ======     ====       ====     ======    ======     ====     =======   ======     ======

-------

 * The Fund changed its fiscal year end from December 31 to October 31.
(a)  Less than one thousand shares.

NOTE 8--OTHER MATTERS:

New York Life Investment Management LLC (NYLIM) and mutual funds that NYLIM advises, including The MainStay Funds, have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading and other matters. We are cooperating fully in responding to these requests. We have no reason to believe that NYLIM or any of the mutual funds NYLIM advises has been targeted as the subject of any governmental or regulatory enforcement action.

26
-

Report of Independent Auditors

To the Trustees of The MainStay Funds and Shareholders of
MainStay International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay International Equity Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the ten months ended October 31, 2003 and the year ended December 31, 2002, the changes in its net assets for the ten months ended October 31, 2003 and each of the two years in the period ended December 31, 2002 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 18, 2003

TAX INFORMATION (UNAUDITED)

MainStay International Equity Fund intends to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to shareholders for the ten months ended October 31, 2003 was $269,304. The foreign sources of income for information reporting purposes was $2,595,727.

                                                                              27
                                                                               -

The MainStay Funds--Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   2002 and         Manager, New York Life Investment
                          Trustee since    Management LLC (including predecessor
                          2000             advisory organizations) and New York
                                           Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Executive Vice
                                           President and Manager, NYLIFE LLC;
                                           Manager, NYLIFE Distributors LLC; Vice
                                           Chairman, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        41             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, NYLIFE LLC; Director, NYLIFE
                                           Securities, Inc.; Chairman, President,
                                           and Manager, NYLIFE Distributors LLC;
                                           Manager, McMorgan & Company LLC;
                                           Chairman, Trustee, and President,
                                           Eclipse Funds, (4 portfolios); Chairman
                                           and Director, Eclipse Funds Inc. (13
                                           portfolios); Senior Vice President,
                                           Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities
  Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5
  Years."

28
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24             None
3/1/32                    1996             Officer, New York Life Insurance Company
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Manager, MacKay Shields LLC;          24             None
7/1/25                    1991             Chairman, Chief Executive Officer, and
                                           President, New York Life Insurance
                                           Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Non-Executive
11/13/39                  1997             Chancellor, Queen's University (1985 to                Director, Allied
                                           2001).                                                 Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group,
                                                                                                  Plc; Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc.
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, Adolor
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Corporation;
                          Non-             firm).                                                 Director, First
                          Interested                                                              Advantage
                          Trustee                                                                 Corporation.
---------------------------------------------------------------------------------------------------------------------
Michael H. Sutton         Trustee since    Retired. Independent Consultant (1999 to       24             None
9/19/40                   2003             present); Special Consultant, Financial
                                           Accounting Standards Board (1998 to
                                           1999); Chief Accountant, United States
                                           Securities and Exchange Commission (1995
                                           to 1998).
---------------------------------------------------------------------------------------------------------------------

                                                                              29
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Advisor (July 2003 to present) and             24             None
2/13/52                   1994             Managing Director (2001 to June 2003),
                                           The Carlyle Group (private investment
                                           firm); Chairman and Chief Executive
                                           Officer, Somerset Group (financial
                                           advisory firm); Senior Managing
                                           Director, Groupe Arnault (private
                                           investment firm) (1999 to 2001).
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Manager, NYLIFE Distributors
                                           LLC.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, and MainStay VP Series
                          since 2001       Fund, Inc.; Chief Financial Officer and
                                           Assistant Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors LLC; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., and Eclipse Funds; Managing
                                           Director and Senior Counsel, Lehman
                                           Brothers Inc., (October 1998 to December
                                           1999); General Counsel and Managing
                                           Director, JP Morgan Investment
                                           Management Inc. (1986 to September
                                           1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc.; Vice
                                           President-Financial Operations and Chief
                                           Financial Officer, NYLIFE Distributors
                                           LLC; Tax Vice President, New York Life
                                           International, LLC; Tax Vice President,
                                           Eclipse Funds, Eclipse Funds Inc., and
                                           MainStay VP Series Fund, Inc.
---------------------------------------------------------------------------------------------------------------------

30
-

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund(2)
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(3)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a/ Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Ceased operations as of November 28, 2003.
3. Closed to new investors as of December 1, 2001.
4. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Auditors

1. As of October 31, 2003.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors LLC All rights reserved.  MSIE10- 12/03
                      NYLIM-A04349                  10
[RECYCLE.LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    International Equity Fund

    ANNUAL REPORT

    OCTOBER 31, 2003

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Small Cap Growth
                                                              Fund versus Russell 2000(R) Index, Russell
                                                              2000(R) Growth Index, and Inflation--Class A,
                                                              Class B, and Class C Shares                      4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and 10-Month Performance            7
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Auditors                  24
                                                              Trustees and Officers                           25
                                                              The MainStay(R) Funds                           28

                       This page intentionally left blank

                                                                               3
                                                                               -

President's Letter

The first 10 months of 2003 represented a positive period for most investors. Although the stock market struggled from mid-January through early March, it recovered strongly through the end of October. The rally began several days before coalition forces entered Iraq and continued long after the conclusion of major combat operations. Although difficulties in Iraq, the Middle East, and North Korea continued to raise concerns, investors have tended to focus on corporate earnings and the potential for an economic turnaround.

The Federal Reserve remained accommodative throughout the 10-month period, and the Federal Open Market Committee lowered the targeted federal funds rate by 25 basis points on June 25, 2003, to a low 1.0%. Real gross domestic product, which grew at a modest 1.4% in the first quarter of 2003, rose by 3.3% in the second quarter. According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter. Much of this increase resulted from robust consumer spending. Although unemployment rates remain high, the figures have declined from their peak in June 2003, and the Federal Reserve recently observed that "the labor market appears to be stabilizing."

Within the equity market, smaller companies generally outperformed larger ones and growth stocks tended to appreciate more than value equities at all capitalization levels. The bond markets benefited from anticipation of the Federal Reserve's easing move, and while yields on short-term securities continued to decline, yields on longer-term bonds rose to a peak in early September and closed the reporting period higher than where they began. For the 10-month period, corporate bonds generally outpaced Treasury securities, and high-yield bonds and emerging-market debt provided outstanding returns.

At MainStay, each of our Funds seeks to achieve its investment objective with an established process that is consistently applied in all market environments. While markets may shift and results may vary, we believe that our time-tested investment strategies can help you pursue your long-range goals with confidence.

As you may have noted, the date of this report differs from the date of previous annual reports. The MainStay Board of Trustees recently approved making October 31 the end of the fiscal year for most MainStay Funds. The report that follows provides details about the specific market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the first 10 months of 2003. If you have any questions about this report or your MainStay Fund investments, your Registered Representative will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
November 2003

4
-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay Small Cap
Growth Fund versus Russell 2000(R) Index,
Russell 2000(R) Growth Index, and Inflation

CLASS A SHARES
Total Returns with Sales Charges: 1 Year 26.06%, 5 Years 7.03%, Since Inception
                                  (6/1/98) 4.87%

                                        MAINSTAY SMALL CAP                            RUSSELL 2000 GROWTH
                                           GROWTH FUND        RUSSELL 2000 INDEX(1)         INDEX(2)          INFLATION (CPI)(3)
                                        ------------------    ---------------------   -------------------     ------------------
06/01/98                                      9450.00               10000.00                10000.00               10000.00
10/31/98                                      8703.00                8329.00                 8252.00               10080.00
10/31/99                                     15252.00                9567.00                10669.00               10338.00
10/31/00                                     19514.00               11232.00                12393.00               10695.00
10/31/01                                     11698.00                9806.00                 8489.00               10923.00
10/31/02                                      9699.00                8671.00                 6658.00               11150.00
10/31/03                                     12938.00               12432.00                 9758.00               11378.00

CLASS B SHARES
Total Returns with Sales Charges: 1 Year 27.31%, 5 Years 7.11%, Since Inception
                                  (6/1/98) 5.00%

                                        MAINSTAY SMALL CAP                            RUSSELL 2000 GROWTH
                                           GROWTH FUND        RUSSELL 2000 INDEX(1)         INDEX(2)          INFLATION (CPI)(3)
                                        ------------------    ---------------------   -------------------     ------------------
06/01/98                                     10000.00               10000.00                10000.00               10000.00
10/31/98                                      9180.00                8329.00                 8252.00               10080.00
10/31/99                                     15960.00                9567.00                10669.00               10338.00
10/31/00                                     20260.00               11232.00                12393.00               10695.00
10/31/01                                     12048.00                9806.00                 8489.00               10923.00
10/31/02                                      9921.00                8671.00                 6658.00               11150.00
10/31/03                                     13026.00               12432.00                 9758.00               11378.00

CLASS C SHARES
Total Returns with Sales Charges: 1 Year 31.31%, 5 Years 7.41%, Since Inception
                                  (6/1/98) 5.15%

                                        MAINSTAY SMALL CAP                            RUSSELL 2000 GROWTH
                                           GROWTH FUND        RUSSELL 2000 INDEX(1)         INDEX(2)          INFLATION (CPI)(3)
                                        ------------------    ---------------------   -------------------     ------------------
06/01/98                                     10000.00               10000.00                10000.00               10000.00
10/31/98                                      9180.00                8329.00                 8252.00               10080.00
10/31/99                                     15960.00                9567.00                10669.00               10338.00
10/31/00                                     20260.00               11232.00                12393.00               10695.00
10/31/01                                     12048.00                9806.00                 8489.00               10923.00
10/31/02                                      9921.00                8671.00                 6658.00               11150.00
10/31/03                                     13126.00               12432.00                 9758.00               11378.00

-------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MAINSTAYFUNDS.COM.

                                                                               5
                                                                               -

----------
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges, as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 1%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of a the 3,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

3. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

6
-------
1. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results for all indices assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.


2. For each of the Russell indices mentioned in the previous footnote, the corresponding Growth Index measures the performance of those companies in the index with higher price-to-book ratios and higher forecasted growth values, and the corresponding Value Index measures the performance of those companies in the index with lower price-to-book ratios and lower forecasted growth values. Results for all indices assume rein-vestment of all income and capital gains. An investment cannot be made directly into an index.


3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

Portfolio Management Discussion and Analysis


The first 10 months of 2003 presented a number of challenges for equity investors. In addition to facing the volatility associated with military action in Iraq, investors had to contend with a constant stream of mixed economic indicators, which added to the volatility and uncertainty of the stock market. After the market reached its year-to-date low in mid-March, however, stocks trended upward through the end of October.

Upward momentum in stock prices was buttressed by the Federal Reserve's 25 basis point reduction in the targeted federal funds rate in June 2003, to a low of 1.0%. Real gross domestic product grew at a modest 1.4% in the first quarter of 2003, and the growth rate increased to 3.3% in the second quarter. According to preliminary estimates by the Bureau of Economic Analysis, real GDP grew at a seasonally adjusted annual rate of 8.2% in the third quarter of 2003, its fastest pace since the first quarter of 1984.

During the first 10 months of 2003, small-cap and mid-cap stocks generally outperformed large caps.(1) Based on Russell indices, growth stocks outperformed value equities at all capitalization levels.(2) During much of the reporting period, the smallest of small-cap stocks and issues of many unprofitable, more-speculative enterprises strongly outperformed securities of larger, more profitable, and higher-quality small-cap companies.

PERFORMANCE REVIEW

For the 10 months ended October 31, 2003, MainStay Small Cap Growth Fund returned 36.23% for Class A shares and 35.22% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 39.82% return of the average Lipper small-cap growth fund over the same period. All share classes also underperformed the 39.38% return of the Russell 2000(R) Index and the 43.21% return of the Russell 2000(R) Growth Index for the first 10 months of 2003.

Security selection in the consumer discretionary and financials sectors made a positive contribution to performance during the reporting period, as did an underweighted position in the financials and utilities sectors. These positives were more than offset by relatively weaker stock performance in the information technology, health care, energy, consumer staples, industrials, and materials sectors as well as by an underweighted position in the telecommunication services sector.

                                                                               7
                                                                               -
-------
4. Performance percentages reflect total returns of the securities mentioned for the 10 months ended October 31, 2003, or for the portion of the reporting period such securities were held in the Fund, if shorter. Due to purchases and sales, the performance of Fund holdings may differ from the performance of the securities themselves.

YEAR-BY-YEAR AND 10-MONTH PERFORMANCE (WITHOUT SALES CHARGES)

CLASS A SHARES

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/98                                                                             5.10
12/99                                                                           107.61
12/00                                                                           -20.24
12/01                                                                           -18.76
12/02                                                                           -28.92
10/03                                                                            36.23



See footnotes on pages 4 and 5 for more information on performance.

CLASS B AND CLASS C SHARES

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/98                                                                             4.60
12/99                                                                           106.02
12/00                                                                           -20.91
12/01                                                                           -19.34
12/02                                                                           -29.39
10/03                                                                            35.22



Class C share returns reflect the historical performance of the Class B shares through 8/31/98. See footnotes on pages 4 and 5 for more information on performance.

STRONG AND WEAK PERFORMERS

The top performer for the reporting period was online-entertainment subscription service provider Netflix (+420.44%),(4) a holding in the consumer discretionary sector. Other notable contributors within this sector included homebuilders Ryland Group and MDC Holdings, high-fidelity audio-products manufacturer Harman International Industries, furniture and fixtures maker Select Comfort, gaming and entertainment company Station Casino, and specialty retailers Fred's Inc., A.C. Moore Arts & Crafts, and Hot Topic.

8

During the reporting period, UCBH Holdings was the greatest positive contributor to the Fund's performance in the financials sector. UCBH Holdings is the parent company of United Commercial Bank, the leading U.S. commercial bank serving the ethnic Chinese community. The price of UCBH Holdings shares rose on the back of strong financial performance and the company's ability to sustain loan-portfolio and core-deposit growth. Other positive contributors in the financials sector included Jefferies Group, Doral Financial, Wintrust Financial, Affiliated Managers Group, Southwest Bancorp of Texas, and Dime Community Bancorp.

The information technology sector had a few positions that performed well for the period, including Fairchild Semiconductor International, Integrated Circuit Systems, Applied Films, and Avocent. Despite strong absolute returns, however, the Fund's information technology holdings took the largest toll on the Fund's relative performance. Stocks that detracted from the Fund's relative performance were electronic equipment manufacturers Planar Systems and Merix, software and programming company Internet Security Systems, computer hardware supplier Pinnacle Systems, computer-services company The BISYS Group, software and programming company NetIQ, and communications equipment provider Inter-Tel.

After an outstanding year in 2002, the Fund's holdings in the health care sector--although positive--were the second-greatest detractors from relative performance during the first 10 months of 2003. Health care facilities operator LifePoint Hospitals was the leading detractor in the health care sector during the reporting period. Other stocks with positive returns but poor relative performance included biotechnology & drug firms Affymetrix, NPS Pharmaceuticals, CV Therapeutics, Able Laboratories, InterMune, Alkermes, Techne, and OSI Pharmaceuticals. Scientific and technical instrument maker Cytyc and speciality pharmacy and health care services company provider Priority Healthcare also disappointed.

Although energy stocks had only a small weighting, the Fund's energy holdings posted the only absolute negative performance during the period. Cal Dive International, W-H Energy Services, Superior Energy Services, and Key Energy Services all detracted from performance for the 10 months.

The remaining sectors of the portfolio generally had a less significant impact on Fund performance for the 10-month period.

STRATEGIC POSITIONING

During the second quarter of 2003, we took steps to position the Fund less defensively and to increase the weighting of more economically cyclical issues. At the end of October 2003, the Fund was overweighted in the consumer

                                                                               9
                                                                               -

discretionary and information technology sectors and underweighted in the financials sector. We sought to position the Fund in favor of the likelihood of a gradual global economic recovery. As always, we favor stocks of high-quality companies with good intermediate- and longer-term growth prospects.

LOOKING AHEAD

As 2004 approaches, the U.S. equity market has maintained its positive direction. We believe that the key to sustained equity-market gains lies in further improvement in the U.S. economy. Recent GDP figures have been encouraging.

We intend to continue to invest in high-quality growth companies in major sectors that are poised for further growth, including the information technology, consumer, health care, industrials, and financials sectors. Whatever the markets or the economy may bring, the Fund will continue to seek long-term appreciation by investing primarily in securities of small-cap companies.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices, than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAVE NOT BEEN AUDITED.

10
-

MainStay Small Cap Growth Fund

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (97.2%)+

AIRLINES (1.7%)
Mesa Air Group, Inc. (a)(b)....     173,800       $  1,871,826
SkyWest, Inc. .................     134,600          2,488,754
                                                  ------------
                                                     4,360,580
                                                  ------------
AUTOMOBILES (1.2%)
Winnebago Industries, Inc. ....      51,800          3,019,940
                                                  ------------

BIOTECHNOLOGY (3.9%)
Alkermes, Inc. (a).............      77,900          1,010,363
CV Therapeutics, Inc. (a)(b)...      32,900            580,027
ILEX Oncology, Inc. (a)........      89,200          1,860,712
Neurocrine Biosciences, Inc.
 (a)...........................      37,500          1,756,125
NPS Pharmaceuticals, Inc.
 (a)(b)........................      58,900          1,550,837
OSI Pharmaceuticals, Inc.
 (a)...........................      43,600          1,220,800
Telik, Inc. (a)................      56,900          1,156,208
XOMA Ltd. (a)..................     140,300          1,050,847
                                                  ------------
                                                    10,185,919
                                                  ------------
CAPITAL MARKETS (2.3%)
Affiliated Managers Group, Inc.
 (a)...........................      38,681          2,804,372
Jefferies Group, Inc. .........      96,800          3,000,800
                                                  ------------
                                                     5,805,172
                                                  ------------
COMMERCIAL BANKS (4.1%)
Southwest Bancorp. of Texas,
 Inc. .........................      64,400          2,312,604
UCBH Holdings, Inc. ...........      78,000          2,785,380
Westcorp.......................      69,900          2,643,618
Wintrust Financial Corp. ......      63,200          2,739,088
                                                  ------------
                                                    10,480,690
                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (3.3%)
Corinthian Colleges, Inc.
 (a)...........................      22,306          1,381,188
Corporate Executive Board Co.
 (The) (a).....................      56,087          2,860,998
Education Management Corp.
 (a)...........................      36,400          2,299,752
Kroll, Inc. (a)................      85,300          1,984,078
                                                  ------------
                                                     8,526,016
                                                  ------------
COMMUNICATIONS EQUIPMENT (3.9%)
Avocent Corp. (a)..............      86,173          3,257,339
Inter-Tel, Inc. ...............      91,100          2,294,809
NetScreen Technologies, Inc.
 (a)...........................      95,800          2,550,196
Westell Technologies, Inc.
 (a)...........................     235,900          1,965,047
                                                  ------------
                                                    10,067,391
                                                  ------------
COMPUTERS & PERIPHERALS (2.2%)
Applied Films Corp. (a)........     106,300          3,332,505
SimpleTech, Inc. (a)...........     283,700          2,227,045
                                                  ------------
                                                     5,559,550
                                                  ------------
ELECTRICAL EQUIPMENT (1.0%)
Roper Industries, Inc. ........      54,100          2,673,622
                                                  ------------

                                   SHARES            VALUE
                                 -----------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (6.0%)
Amphenol Corp. Class A (a).....      61,666       $  3,622,877
FLIR Systems, Inc. (a).........      92,800          2,900,928
Global Imaging Systems, Inc.
 (a)...........................     115,900          3,366,895
ScanSource, Inc. (a)...........      74,800          3,216,400
Trimble Navigation Ltd. (a)....      81,800          2,261,770
                                                  ------------
                                                    15,368,870
                                                  ------------
ENERGY EQUIPMENT & SERVICES (1.6%)
Key Energy Services, Inc.
 (a)...........................     180,400          1,574,892
Superior Energy Services, Inc.
 (a)...........................     178,300          1,594,002
W-H Energy Services, Inc.
 (a)...........................      53,300            835,744
                                                  ------------
                                                     4,004,638
                                                  ------------
FOOD & STAPLES RETAILING (0.8%)
Performance Food Group Co.
 (a)...........................      57,402          2,138,225
                                                  ------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.0%)
Cytyc Corp. (a)................     125,900          1,627,887
Respironics, Inc. (a)..........      38,200          1,592,558
Wilson Greatbatch Technologies,
 Inc. (a)......................      53,300          2,009,410
                                                  ------------
                                                     5,229,855
                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (5.4%)
AdvancePCS (a).................      26,368          1,357,161
Coventry Health Care, Inc.
 (a)...........................      52,500          2,874,375
Henry Schein, Inc. (a).........      31,900          1,979,395
Mid Atlantic Medical Services,
 Inc. (a)......................      39,300          2,295,120
Odyssey Healthcare, Inc. (a)...      90,150          2,500,761
VCA Antech, Inc. (a)...........     100,300          2,832,472
                                                  ------------
                                                    13,839,284
                                                  ------------
HOTELS, RESTAURANTS & LEISURE (4.3%)
P.F. Chang's China Bistro, Inc.
 (a)...........................      52,884          2,577,566
Panera Bread Co. Class A (a)...      68,300          2,747,709
Smith & Wollensky Restaurant
 Group, Inc. (The) (a).........     275,356          1,538,139
Station Casinos, Inc. .........      93,300          2,775,675
WMS Industries, Inc. (a).......      65,900          1,524,267
                                                  ------------
                                                    11,163,356
                                                  ------------
HOUSEHOLD DURABLES (6.5%)
Harman International
 Industries, Inc. .............      27,900          3,576,780
Hovnanian Enterprises, Inc.
 Class A (a)...................      32,300          2,625,344
M.D.C. Holdings, Inc. .........      59,439          4,001,433
Ryland Group, Inc. (The).......      44,900          3,991,610
Yankee Candle Co., Inc. (The)
 (a)...........................      94,200          2,635,716
                                                  ------------
                                                    16,830,883
                                                  ------------
INTERNET & CATALOG RETAIL (1.5%)
Netflix, Inc. (a)(b)...........      67,300          3,856,290
                                                  ------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2003

                                                                              11
                                                                               -

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
INTERNET SOFTWARE & SERVICES (2.3%)
Digitas, Inc. (a)..............     333,100       $  2,897,970
RADWARE Ltd. (a)...............     125,800          2,912,270
                                                  ------------
                                                     5,810,240
                                                  ------------
IT SERVICES (1.4%)
BISYS Group, Inc. (The) (a)....     117,354          1,678,162
CACI International, Inc. Class
 A (a).........................      40,400          2,001,012
                                                  ------------
                                                     3,679,174
                                                  ------------
MACHINERY (3.5%)
AGCO Corp. (a).................      99,800          1,796,400
CLARCOR, Inc. .................      50,200          2,040,630
Cummins, Inc. .................      52,400          2,483,760
Wabash National Corp. (a)......     117,100          2,701,497
                                                  ------------
                                                     9,022,287
                                                  ------------
MEDIA (0.9%)
Radio One, Inc. Class D (a)....     145,264          2,309,698
                                                  ------------

MULTILINE RETAIL (1.0%)
Fred's, Inc. ..................      66,050          2,488,764
                                                  ------------
OIL & GAS (0.8%)
Evergreen Resources, Inc.
 (a)...........................      77,200          2,116,824
                                                  ------------
PHARMACEUTICALS (4.6%)
Able Laboratories, Inc. (a)....      57,200          1,106,248
American Pharmaceutical
 Partners, Inc. (a)(b).........      76,800          1,870,080
K-V Pharmaceutical Co. Class A
 (a)...........................      72,750          1,746,000
Medicis Pharmaceutical Corp.
 Class A.......................      35,800          2,267,930
MGI Pharma, Inc. (a)...........      39,800          1,494,888
Taro Pharmaceutical Industries
 Ltd. (a)......................      54,300          3,488,775
                                                  ------------
                                                    11,973,921
                                                  ------------
ROAD & RAIL (1.1%)
Knight Transportation, Inc.
 (a)...........................      47,500          1,195,575
Werner Enterprises, Inc. ......      93,250          1,682,230
                                                  ------------
                                                     2,877,805
                                                  ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (11.9%)
Advanced Energy Industries,
 Inc. (a)......................     114,200          2,607,186
AMIS Holdings, Inc. (a)........     109,500          2,206,425
Artisan Components, Inc. (a)...      82,500          1,692,075
ATMI, Inc. (a).................      89,000          2,046,110
August Technology Corp. (a)....     135,400          2,626,760
Cymer, Inc. (a)................      70,700          3,228,162
Fairchild Semiconductor
 International, Inc. (a).......     181,500          4,101,900
Integrated Circuit Systems,
 Inc. (a)......................      85,300          2,863,521

                                   SHARES            VALUE
                                 -----------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
MKS Instruments, Inc. (a)......      98,600       $  2,563,600
Rudolph Technologies, Inc.
 (a)(b)........................     118,200          3,090,930
Sigmatel, Inc. (a).............      96,500          2,451,100
Zoran Corp. (a)................      71,300          1,187,858
                                                  ------------
                                                    30,665,627
                                                  ------------
SOFTWARE (6.0%)
Altiris, Inc. (a)..............     117,400          4,036,212
Business Objects S.A. ADR
 (a)(b)(c).....................     106,500          3,499,590
Documentum, Inc. (a)...........      30,300            901,425
Manhattan Associates, Inc.
 (a)...........................      82,485          2,296,382
Progress Software Corp. (a)....     114,100          2,518,187
SERENA Software, Inc. (a)......     131,300          2,264,925
                                                  ------------
                                                    15,516,721
                                                  ------------
SPECIALTY RETAIL (8.0%)
A.C. Moore Arts & Crafts, Inc.
 (a)...........................      95,100          2,199,663
Advance Auto Parts, Inc. (a)...      27,100          2,119,762
Guitar Center, Inc. (a)........      71,400          2,324,070
Hibbett Sporting Goods, Inc.
 (a)...........................      98,400          2,687,304
Hot Topic, Inc. (a)............     103,350          2,967,179
PETCO Animal Supplies, Inc.
 (a)...........................      78,100          2,591,358
Select Comfort Corp. (a)(b)....     105,300          3,295,890
Sharper Image Corp. (a)(b).....      86,500          2,491,200
                                                  ------------
                                                    20,676,426
                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (1.1%)
Carter's, Inc. (a)(b)..........      20,700            579,600
Fossil, Inc. (a)...............      86,900          2,346,300
                                                  ------------
                                                     2,925,900
                                                  ------------
THRIFTS & MORTGAGE FINANCE (0.8%)
Dime Community Bancshares......      78,600          2,191,368
                                                  ------------

TRADING COMPANIES & DISTRIBUTORS (0.9%)
MSC Industrial Direct Co., Inc.
 Class A.......................     100,900          2,386,285
                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES (1.2%)
Wireless Facilities, Inc.
 (a)...........................     175,100          3,008,218
                                                  ------------
Total Common Stocks
 (Cost $183,378,290)...........                    250,759,539
                                                  ------------
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
SHORT-TERM INVESTMENTS (9.6%)

COMMERCIAL PAPER (3.3%)
Rhineland Funding Capital Corp.
 1.1365%, due 11/5/03 (d)......  $2,000,000          1,999,751

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Small Cap Growth Fund

12
-

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
UBS Finance Delaware LLC
 1.03%, due 11/3/03............  $6,445,000       $  6,444,631
                                                  ------------
Total Commercial Paper
 (Cost $8,444,382).............                      8,444,382
                                                  ------------
                                   SHARES
                                 -----------
INVESTMENT COMPANIES (0.9%)
AIM Institutional Funds Group
 (d)...........................     805,536            805,536
Merrill Lynch Premier
 Institutional Fund............   1,528,994          1,528,994
                                                  ------------
Total Investment Companies
 (Cost $2,334,530).............                      2,334,530
                                                  ------------
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
MASTER NOTE (3.9%)
Banc of America Securities LLC
 1.1874%, due 11/3/03 (d)......  $10,000,000        10,000,000
                                                  ------------
Total Master Note
 (Cost $10,000,000)............                     10,000,000
                                                  ------------

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
REPURCHASE AGREEMENT (1.5%)
Countrywide Securities Corp.
 1.1424%, dated 10/31/03 due
 11/3/03
 Proceeds at Maturity
 $4,037,379 (d)
 (Collateralized by Various
 Bonds with a Principal Amount
 of $4,765,534 and a Market
 Value of $4,136,940)..........  $4,037,000       $  4,037,000
                                                  ------------
Total Repurchase Agreement
 (Cost $4,037,000).............                      4,037,000
                                                  ------------
Total Short-Term Investments
 (Cost $24,815,912)............                     24,815,912
                                                  ------------
Total Investments
 (Cost $208,194,202) (e).......       106.8%       275,575,451(f)
Liabilities in Excess of
 Cash and Other Assets.........        (6.8)       (17,660,662)
                                 -----------      ------------
Net Assets.....................       100.0%      $257,914,789
                                 ===========      ============

-------
(a)  Non-income producing security.
(b)  Represents security, or a portion thereof, which is out on loan.
(c)  ADR--American Depositary Receipt.
(d)  Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  The cost for federal income tax purposes is $210,041,582.
(f)  At October 31, 2003 net unrealized appreciation was
     $65,533,869, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $72,216,219 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $6,682,350.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

Statement of Assets and Liabilities October 31, 2003

ASSETS:
Investment in securities, at value (identified cost
  $208,194,202)--including $15,957,670 market value of
  securities loaned.........................................       $ 275,575,451
Cash........................................................               2,617
Receivables:
  Fund shares sold..........................................             270,964
  Dividends and interest....................................              43,119
Other assets................................................              12,661
                                                                   -------------
        Total assets........................................         275,904,812
                                                                   -------------
LIABILITIES:
Payables:
  Securities lending collateral.............................          16,842,287
  Fund shares redeemed......................................             396,265
  Transfer agent............................................             245,693
  Manager...................................................             213,588
  NYLIFE Distributors.......................................             165,794
  Custodian.................................................               5,335
  Trustees..................................................               2,719
Accrued expenses............................................             118,342
                                                                   -------------
        Total liabilities...................................          17,990,023
                                                                   -------------
Net assets..................................................       $ 257,914,789
                                                                   =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      53,084
  Class B...................................................             138,517
  Class C...................................................               5,994
Additional paid-in capital..................................         393,224,413
Accumulated net realized loss on investments................        (202,888,468)
Net unrealized appreciation on investments..................          67,381,249
                                                                   -------------
Net assets..................................................       $ 257,914,789
                                                                   =============
CLASS A
Net assets applicable to outstanding shares.................       $  71,451,022
                                                                   =============
Shares of beneficial interest outstanding...................           5,308,402
                                                                   =============
Net asset value per share outstanding.......................       $       13.46
Maximum sales charge (5.50% of offering price)..............                0.78
                                                                   -------------
Maximum offering price per share outstanding................       $       14.24
                                                                   =============
CLASS B
Net assets applicable to outstanding shares.................       $ 178,729,682
                                                                   =============
Shares of beneficial interest outstanding...................          13,851,733
                                                                   =============
Net asset value and offering price per share outstanding....       $       12.90
                                                                   =============
CLASS C
Net assets applicable to outstanding shares.................       $   7,734,085
                                                                   =============
Shares of beneficial interest outstanding...................             599,358
                                                                   =============
Net asset value and offering price per share outstanding....       $       12.90
                                                                   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Statement of Operations for the period January 1, 2003 through October 31, 2003* and the year ended December 31, 2002

                                                                 2003*           2002
                                                              ------------   ------------
INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $   295,148    $    372,312
  Interest..................................................        4,231          99,678
  Income from securities loaned--net........................       20,497              --
                                                              -----------    ------------
    Total income............................................      319,876         471,990
                                                              -----------    ------------
Expenses:
  Manager...................................................    1,695,204       2,221,302
  Transfer agent............................................    1,220,814       1,514,917
  Distribution--Class B.....................................      899,363       1,220,330
  Distribution--Class C.....................................       37,216          44,697
  Service--Class A..........................................      111,608         133,650
  Service--Class B..........................................      299,788         406,777
  Service--Class C..........................................       12,405          14,899
  Shareholder communication.................................       74,546         105,594
  Professional..............................................       52,774          54,474
  Recordkeeping.............................................       39,163          48,871
  Registration..............................................       32,957          32,426
  Custodian.................................................       24,530          31,583
  Trustees..................................................       10,516          13,960
  Miscellaneous.............................................       20,721          25,415
                                                              -----------    ------------
    Total expenses..........................................    4,531,605       5,868,895
                                                              -----------    ------------
Net investment loss.........................................   (4,211,729)     (5,396,905)
                                                              -----------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments.....................    8,511,432     (49,615,212)
Net change in unrealized appreciation on investments........   60,943,960     (24,193,592)
                                                              -----------    ------------
Net realized and unrealized gain (loss) on investments......   69,455,392     (73,808,804)
                                                              -----------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................  $65,243,663    $(79,205,709)
                                                              ===========    ============

-------

 * The Fund changed its fiscal year end from December 31 to October 31.
(a) Dividends recorded net of foreign withholding taxes of $1,609 and $3,460 for 2003 and 2002, respectively.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Statement of Changes in Net Assets for the period January 1, 2003 through October 31, 2003* and the years ended December 31, 2002 and December 31, 2001

                                                                 2003*           2002           2001
                                                              ------------   ------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................  $ (4,211,729)  $ (5,396,905)  $  (6,078,474)
  Net realized gain (loss) on investments...................     8,511,432    (49,615,212)    (88,516,981)
  Net change in unrealized appreciation on investments......    60,943,960    (24,193,592)     22,194,933
                                                              ------------   ------------   -------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    65,243,663    (79,205,709)    (72,400,522)
                                                              ------------   ------------   -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    28,703,693     64,317,186      69,345,748
    Class B.................................................    23,984,882     30,046,744      51,801,052
    Class C.................................................     1,703,227      3,099,852       1,334,747
  Cost of shares redeemed:
    Class A.................................................   (19,106,983)   (62,368,859)    (88,087,806)
    Class B.................................................   (22,189,821)   (37,581,624)    (64,886,457)
    Class C.................................................    (1,113,608)    (2,302,617)     (2,679,045)
                                                              ------------   ------------   -------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................    11,981,390     (4,789,318)    (33,171,761)
                                                              ------------   ------------   -------------
      Net increase (decrease) in net assets.................    77,225,053    (83,995,027)   (105,572,283)
NET ASSETS:
Beginning of period.........................................   180,689,736    264,684,763     370,257,046
                                                              ------------   ------------   -------------
End of period...............................................  $257,914,789   $180,689,736   $ 264,684,763
                                                              ============   ============   =============

-------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

Financial Highlights selected per share data and ratios

                                                                                   Class A
                                             ------------------------------------------------------------------------------------
                                             January 1, 2003                          Year ended                       June 1**
                                                 through                             December 31,                      through
                                               October 31,          ----------------------------------------------   December 31,
                                                  2003*              2002         2001         2000         1999         1998
                                             ----------------       -------      -------      -------      -------   ------------
Net asset value at beginning of period.....      $  9.88            $ 13.90      $ 17.11      $ 21.82      $ 10.51     $ 10.00
                                                 -------            -------      -------      -------      -------     -------
Net investment loss (a)....................        (0.18)             (0.22)       (0.22)       (0.26)       (0.20)      (0.10)
Net realized and unrealized gain (loss) on
 investments...............................         3.76              (3.80)       (2.99)       (4.17)       11.51        0.61
                                                 -------            -------      -------      -------      -------     -------
Total from investment operations...........         3.58              (4.02)       (3.21)       (4.43)       11.31        0.51
                                                 -------            -------      -------      -------      -------     -------
Less distributions:
From net realized gain on investments......           --                 --           --        (0.28)          --          --
                                                 -------            -------      -------      -------      -------     -------
Net asset value at end of period...........      $ 13.46            $  9.88      $ 13.90      $ 17.11      $ 21.82     $ 10.51
                                                 =======            =======      =======      =======      =======     =======
Total investment return (b)................        36.23%            (28.92%)     (18.76%)     (20.24%)     107.61%       5.10%
Ratios (to average net assets)/
 Supplemental Data:
  Net investment loss......................        (1.93%)+           (1.86%)      (1.56%)      (1.20%)      (1.48%)     (2.12%)+
  Expenses.................................         2.12%+             2.07%        1.90%        1.70%        1.91%       2.63% +
Portfolio turnover rate....................           69%               132%         111%         122%          86%         32%
Net assets at end of period (in 000's).....      $71,451            $44,037      $61,197      $99,415      $64,470     $15,319

-------

 *    The Fund charged its fiscal year end from December 31 to October 31.
 **   Commencement of Operations.
***   Class C shares were first offered on September 1, 1998.
 +    Annualized.
(a)   Per share data based on average shares outstanding during the period.
(b)   Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

                                     Class B                                                  Class C
    --------------------------------------------------------------------------   ---------------------------------
    January 1, 2003                  Year ended                     June 1**     January 1, 2003     Year ended
        through                     December 31,                    through          through        December 31,
      October 31,     -----------------------------------------   December 31,     October 31,     ---------------
         2003*          2002       2001       2000       1999         1998            2003*         2002     2001
    ---------------   --------   --------   --------   --------   ------------   ---------------   ------   ------
       $   9.54       $  13.51   $  16.75   $  21.55   $  10.46     $ 10.00          $ 9.54        $13.51   $16.75
       --------       --------   --------   --------   --------     -------          ------        ------   ------
          (0.24)        (0.30)      (0.32)     (0.42)     (0.29)      (0.12)          (0.24)       (0.30)   (0.32)
           3.60         (3.67)      (2.92)     (4.10)     11.38        0.58            3.60        (3.67)   (2.92)
       --------       --------   --------   --------   --------     -------          ------        ------   ------
           3.36         (3.97)      (3.24)     (4.52)     11.09        0.46            3.36        (3.97)   (3.24)
       --------       --------   --------   --------   --------     -------          ------        ------   ------
             --             --         --      (0.28)        --          --              --           --       --
       --------       --------   --------   --------   --------     -------          ------        ------   ------
       $  12.90       $   9.54   $  13.51   $  16.75   $  21.55     $ 10.46          $12.90        $9.54    $13.51
       ========       ========   ========   ========   ========     =======          ======        ======   ======
          35.22%        (29.39%)   (19.34%)   (20.91%)   106.02%       4.60%          35.22%       (29.39%) (19.34%)
          (2.68%)+       (2.61%)    (2.31%)    (1.95%)    (2.23%)     (2.87%)+        (2.68%)+     (2.61%)  (2.31%)
           2.87%+         2.82%      2.65%      2.45%      2.66%       3.38%+          2.87%+       2.82%    2.65%
             69%           132%       111%       122%        86%         32%             69%         132%     111%
       $178,730       $131,404   $196,859   $260,999   $130,487     $20,748          $7,734        $5,248   $6,628

                  Class C
     ---------------------------------
       Year ended      September 1***
      December 31,         through
     ---------------    December 31,
      2000     1999         1998
     ------   ------   ---------------
     $21.55   $10.46       $ 8.43
     ------   ------       ------
     (0.42)   (0.29)        (0.09)
     (4.10)   11.38          2.12
     ------   ------       ------
     (4.52)   11.09          2.03
     ------   ------       ------
     (0.28)      --            --
     ------   ------       ------
     $16.75   $21.55       $10.46
     ======   ======       ======
     (20.91%) 106.02%       24.08%
     (1.95%)  (2.23%)       (2.87%)+
      2.45%    2.66%         3.38% +
       122%      86%           32%
     $9,843   $2,032       $    1

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18
-

MainStay Small Cap Growth Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are

Notes to Financial Statements

                                                                              19
                                                                               -

valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

(B) SECURITIES LENDING. The Fund may lend its securities to broker-dealer and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current period reclassification between accumulated net investment loss and additional paid-in-capital arising from permanent differences; net assets at October 31, 2003, are not affected.

          ACCUMULATED
         NET INVESTMENT                        ADDITIONAL
              LOSS                          PAID-IN CAPITAL
         --------------                     ---------------
           $4,211,729                         $(4,211,729)

The reclassification for the Fund is due to net operating losses.

MainStay Small Cap Growth Fund

20
-

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income, and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the ten months ended October 31, 2003, the Manager earned from the Fund $1,695,204. For the year ended December 31, 2002, the Manager earned from the Fund $2,221,302.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund.

                                                                              21
                                                                               -

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $1,905 for the ten months ended October 31, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $3,114, $157,141 and $1,154, respectively, for the ten months ended October 31, 2003.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the ten months ended October 31, 2003 and year ended December 31, 2002, amounted to $1,220,814 and $1,514,917, respectively.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective funds. Thus the Small Cap Growth Fund only pays a portion of the fees identified above.

MainStay Small Cap Growth Fund

22
-

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $4,395 for the ten months ended October 31, 2003 and $4,302 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $39,163 for the ten months ended October 31, 2003 and $48,871 for the year ended December 31,2002.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2003, the components of accumulated loss on a tax basis were as follows:

ACCUMULATED CAPITAL    UNREALIZED    TOTAL ACCUMULATED
 AND OTHER LOSSES     APPRECIATION         LOSS
-------------------   ------------   -----------------
   $(201,041,088)     $65,533,869      $(135,507,219)

The difference between book-basis and tax-basis unrealized appreciation is due to wash sales deferrals.

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $201,041,088 were available, as shown in the table below, to the extent provided by regulations to offset future realized gains of the Fund through the years indicated. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                           AMOUNT
                     AVAILABLE THROUGH                        (000'S)
                     -----------------                        --------
      2008..................................................  $ 44,310
      2009..................................................   113,554
      2010..................................................    40,252
      2011..................................................     2,925
                                                              --------
                                                              $201,041
                                                              ========

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the ten months ended October 31, 2003, purchases and sales of securities, other than short-term securities, were $143,942 and $137,963, respectively.

As of October 31, 2003, the Fund had securities on loan with an aggregate market value of $15,957,670. The Fund received $16,842,287 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with Fund's securities lending procedures.

                                                                              23
                                                                               -

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the ten months ended October 31, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                      YEAR ENDED DECEMBER 31,
                            JANUARY 1 THROUGH        ---------------------------------------------------------
                            OCTOBER 31, 2003*                   2002                          2001
                       ---------------------------   ---------------------------   ---------------------------
                       CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                       -------   -------   -------   -------   -------   -------   -------   -------   -------
Shares sold..........   2,592     2,236      156      5,195     2,610      266       4,957     3,775       96
Shares redeemed......  (1,740)   (2,165)    (107)    (5,140)   (3,396)    (206)     (6,367)   (4,793)    (194)
                       ------    ------     ----     ------    ------     ----     -------   -------    -----
Net increase
  (decrease).........     852        71       49         55      (786)      60      (1,410)   (1,018)     (98)
                       ======    ======     ====     ======    ======     ====     =======   =======    =====

-------
* The Fund changed its fiscal year end from December 31 to October 31.

NOTE 8--OTHER MATTERS:

New York Life Investment Management LLC (NYLIM) and mutual funds that NYLIM advises, including The MainStay Funds, have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading and other matters. We are cooperating fully in responding to these requests. We have no reason to believe that NYLIM or any of the mutual funds NYLIM advises has been targeted as the subject of any governmental or regulatory enforcement action.

24
-

Report of Independent Auditors

To the Trustees of The MainStay Funds and Shareholders of
MainStay Small Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Small Cap Growth Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the ten months ended October 31, 2003 and the year ended December 31, 2002, the changes in its net assets for the ten months ended October 31, 2003 and each of the two years in the period ended December 31, 2002 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 18, 2003

                                                                              25
                                                                               -

The MainStay Funds--Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   2002 and         Manager, New York Life Investment
                          Trustee since    Management LLC (including predecessor
                          2000             advisory organizations) and New York
                                           Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Executive Vice
                                           President and Manager, NYLIFE LLC;
                                           Manager, NYLIFE Distributors LLC; Vice
                                           Chairman, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        41             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, NYLIFE LLC; Director, NYLIFE
                                           Securities, Inc.; Chairman, President,
                                           and Manager, NYLIFE Distributors LLC;
                                           Manager, McMorgan & Company LLC;
                                           Chairman, Trustee, and President,
                                           Eclipse Funds, (4 portfolios); Chairman
                                           and Director, Eclipse Funds Inc. (13
                                           portfolios); Senior Vice President,
                                           Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities
  Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5
  Years."

26
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24             None
3/1/32                    1996             Officer, New York Life Insurance Company
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Manager, MacKay Shields LLC;          24             None
7/1/25                    1991             Chairman, Chief Executive Officer, and
                                           President, New York Life Insurance
                                           Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Non-Executive
11/13/39                  1997             Chancellor, Queen's University (1985 to                Director, Allied
                                           2001).                                                 Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group,
                                                                                                  Plc; Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc.
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, Adolor
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Corporation;
                          Non-             firm).                                                 Director, First
                          Interested                                                              Advantage
                          Trustee                                                                 Corporation.
---------------------------------------------------------------------------------------------------------------------
Michael H. Sutton         Trustee since    Retired. Independent Consultant (1999 to       24             None
9/19/40                   2003             present); Special Consultant, Financial
                                           Accounting Standards Board (1998 to
                                           1999); Chief Accountant, United States
                                           Securities and Exchange Commission (1995
                                           to 1998).
---------------------------------------------------------------------------------------------------------------------

                                                                              27
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Advisor (July 2003 to present) and             24             None
2/13/52                   1994             Managing Director (2001 to June 2003),
                                           The Carlyle Group (private investment
                                           firm); Chairman and Chief Executive
                                           Officer, Somerset Group (financial
                                           advisory firm); Senior Managing
                                           Director, Groupe Arnault (private
                                           investment firm) (1999 to 2001).
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Manager, NYLIFE Distributors
                                           LLC.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, and MainStay VP Series
                          since 2001       Fund, Inc.; Chief Financial Officer and
                                           Assistant Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors LLC; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., and Eclipse Funds; Managing
                                           Director and Senior Counsel, Lehman
                                           Brothers Inc., (October 1998 to December
                                           1999); General Counsel and Managing
                                           Director, JP Morgan Investment
                                           Management Inc. (1986 to September
                                           1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc.; Vice
                                           President-Financial Operations and Chief
                                           Financial Officer, NYLIFE Distributors
                                           LLC; Tax Vice President, New York Life
                                           International, LLC; Tax Vice President,
                                           Eclipse Funds, Eclipse Funds Inc., and
                                           MainStay VP Series Fund, Inc.
---------------------------------------------------------------------------------------------------------------------

28
-

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund(2)
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(3)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Ceased operations as of November 28, 2003.
3. Closed to new investors as of December 1, 2001.
4. An affiliate of New York Life Investment Management LLC.

                                                                              29
                                                                               -

                       This page intentionally left blank

30
-

                       This page intentionally left blank

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Auditors

1. As of October 31, 2003.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054


www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors LLC. All rights reserved.               MSSG11-12/03
                      NYLIM-A04373                                            24
[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Small Cap Growth Fund

    ANNUAL REPORT

    OCTOBER 31, 2003

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Small Cap Value
                                                              Fund versus Russell 2000(R) Value Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and 10-Month Performance            6
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Auditors                  23
                                                              Trustees and Officers                           24
                                                              The MainStay(R) Funds                           27

2

President's Letter

The first 10 months of 2003 represented a positive period for most investors. Although the stock market struggled from mid-January through early March, it recovered strongly through the end of October. The rally began several days before coalition forces entered Iraq and continued long after the conclusion of major combat operations. Although difficulties in Iraq, the Middle East, and North Korea continued to raise concerns, investors have tended to focus on corporate earnings and the potential for an economic turnaround.

The Federal Reserve remained accommodative throughout the 10-month period, and the Federal Open Market Committee lowered the targeted federal funds rate by 25 basis points on June 25, 2003, to a low 1.0%. Real gross domestic product, which grew at a modest 1.4% in the first quarter of 2003, rose by 3.3% in the second quarter. According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter. Much of this increase resulted from robust consumer spending. Although unemployment rates remain high, the figures have declined from their peak in June 2003, and the Federal Reserve recently observed that "the labor market appears to be stabilizing."

Within the equity market, smaller companies generally outperformed larger ones and growth stocks tended to appreciate more than value equities at all capitalization levels. The bond markets benefited from anticipation of the Federal Reserve's easing move, and while yields on short-term securities continued to decline, yields on longer-term bonds rose to a peak in early September and closed the reporting period higher than where they began. For the 10-month period, corporate bonds generally outpaced Treasury securities, and high-yield bonds and emerging-market debt provided outstanding returns.

At MainStay, each of our Funds seeks to achieve its investment objective with an established process that is consistently applied in all market environments. While markets may shift and results may vary, we believe that our time-tested investment strategies can help you pursue your long-range goals with confidence.

As you may have noted, the date of this report differs from the date of previous annual reports. The MainStay Board of Trustees recently approved making October 31 the end of the fiscal year for most MainStay Funds. The report that follows provides details about the specific market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the first 10 months of 2003. If you have any questions about this report or your MainStay Fund investments, your Registered Representative will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
November 2003

                                                                               3
-------                                                                        -


The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay Small
Cap Value Fund versus Russell 2000(R)
Value Index and Inflation

CLASS A SHARES
Total Returns with Sales Charges: 1 Year 23.22%, 5 Years 13.04%, Since Inception (6/1/98) 7.97%
[LINE GRAPH]

                                                   MAINSTAY SMALL CAP          RUSSELL 2000 VALUE
                                                       VALUE FUND                   INDEX(1)               INFLATION (CPI)(2)
                                                   ------------------          ------------------          ------------------
6/01/98                                                    9450                       10000                       10000
10/31/98                                                   7758                        8408                       10080
10/31/99                                                   8193                        8469                       10338
10/31/00                                                  11214                        9934                       10695
10/31/01                                                  12264                       10803                       10923
10/31/02                                                  11622                       10530                       11150
10/31/03                                                  15154                       14772                       11378

CLASS B SHARES
Total Returns with Sales Charges: 1 Year 24.36%, 5 Years 13.23%, Since Inception (6/1/98) 8.17%
[LINE GRAPH]

                                                   MAINSTAY SMALL CAP          RUSSELL 2000 VALUE
                                                       VALUE FUND                   INDEX(1)               INFLATION (CPI)(2)
                                                   ------------------          ------------------          ------------------
6/01/98                                                   10000                       10000                       10000
10/31/98                                                   8190                        8408                       10080
10/31/99                                                   8590                        8469                       10338
10/31/00                                                  11656                        9934                       10695
10/31/01                                                  12648                       10803                       10923
10/31/02                                                  11911                       10530                       11150
10/31/03                                                  15309                       14772                       11378

CLASS C SHARES
Total Returns with Sales Charges: 1 Year 28.27%, 5 Years 13.46%, Since Inception (6/1/98) 8.29%
[LINE GRAPH]

                                                   MAINSTAY SMALL CAP          RUSSELL 2000 VALUE
                                                       VALUE FUND                   INDEX(1)               INFLATION (CPI)(2)
                                                   ------------------          ------------------          ------------------
6/01/98                                                   10000                       10000                       10000
10/31/98                                                   8190                        8408                       10080
10/31/99                                                   8590                        8469                       10338
10/31/00                                                  11656                        9934                       10695
10/31/01                                                  12648                       10803                       10923
10/31/02                                                  11911                       10530                       11150
10/31/03                                                  15398                       14772                       11378

-------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR MORE CURRENT PERFORMANCE INFORMATION PLEASE VISIT WWW.MAINSTAYFUNDS.COM.

4

----------
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 1%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

                                                                               5
-------                                                                        -
1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.


2. See footnote on page 4 for information on the Russell 2000(R) Value Index.


3. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.

Portfolio Management Discussion and Analysis

The equity markets stumbled out of the gate in 2003, due in large part to the anemic economy and uncertainty regarding the possibility of a war in Iraq. Since mid-March 2003, however, stocks have produced outstanding results.

The stock market is often a "leading indicator," meaning that people attempt to anticipate the future direction of the economy and corporate profits and then invest accordingly. In hindsight, the strong rally showed that investors correctly anticipated the economic recovery. As a case in point, third-quarter 2003 growth in gross domestic product exceeded expectations, according to preliminary estimates from the Bureau of Economic analysis. Robust consumer spending and a turnaround in corporate spending helped drive the economy forward.

The market rally was accompanied by a return to speculative activity at a level we have not seen since the run-up in information technology stocks in the late 1990s. Since March 2003, the best performance has been generated by unprofitable businesses and companies with suspect balance sheets. Since our research focus is on high-quality companies that are selling at attractive valuations, we are seldom able to fully participate in this type of speculative rally.

PERFORMANCE REVIEW

For the 10 months ended October 31, 2003, MainStay Small Cap Value Fund returned 26.94% for Class A shares and 26.17% for Class B shares, and 26.07% for Class C shares, respectively, excluding all sales charges. All share classes underperformed the 35.64% return of the average Lipper(1) small-cap core fund over the same period. All share classes also underperformed the 35.72% return of the Russell 2000(R) Value Index(2) for the first 10 months of 2003.

Much of the Fund's underperformance during the reporting period resulted from the market's preference for speculative stocks, which typically do not fit our investment approach. We believe that the market's preference will reverse in the near future and that quality companies will again begin to outperform.

Class A, Class B, and Class C shares of MainStay Small Cap Value Fund were all rated four stars overall out of 227 small blend funds by Morningstar(3) as of October 31, 2003. The Fund's Class A and Class B shares were rated three stars and Class C shares were rated four stars out of 227 small blend funds for the three-year period then ended. Class A, Class B, and Class C shares of the Fund were all rated four stars out of 213 small blend funds for the five-year period then ended.

6
-------
4. Performance percentages reflect the total return performance of the indicated securities for the 10-month period ended October 31, 2003, or for the portion of the reporting period such securities were held in the Fund, if shorter. Due to purchases and sales, the performance of Fund holdings may differ from the performance of the securities themselves.

YEAR-BY-YEAR AND 10-MONTH PERFORMANCE (WITHOUT SALES CHARGES)

CLASS A SHARES
[PERFORMANCE CHART; LINE GRAPH]

                                                                            CLASS A SHARES
                                                                            --------------
12/98                                                                             -9.7
12/99                                                                             6.11
12/00                                                                            30.04
12/01                                                                            15.43
12/02                                                                           -12.16
10/03                                                                            26.94

CLASS B AND CLASS C SHARES
[PERFORMANCE CHART; LINE GRAPH]

                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
12/98                                                                              -10
12/99                                                                             5.35
12/00                                                                            28.97
12/01                                                                            14.57
12/02                                                                           -12.83
10/03                                                                            26.17
10/03                                                                            26.07

STRONG AND WEAK PERFORMERS

The Fund's portfolio is widely diversified and its best-performing stocks were spread across a wide variety of industries.(4)

TTM Technologies (+386.7%) is a leading provider of high-end printed circuit boards. During the reporting period, the company's stock exceeded the strong performance generated by the technology sector as a whole. TTM continued to enjoy high profit margins, and it benefited from minimal Asian competition.

                                                                               7
                                                                               -

ITT Educational Services (+111.5%) is a leading provider of technology-oriented postsecondary degree programs in the United States. The firm is successfully implementing several initiatives that are driving student enrollment growth at rates well above those of its competitors.

eFunds (+102.3%) provides electronic transaction processing, ATM management, risk management, and professional services to financial institutions, retailers, government agencies, and others. eFunds' new management team is implementing the company's business strategy more effectively than the preceding team, unlocking the earnings power in the firm's businesses and positioning the company for revenue growth.

K-Swiss (+97.2%) is a leading designer and marketer of athletic footwear. The company's stock performance reflected a continuation of better-than-expected financial results, which resulted from robust order rates for the company's key footwear lines.

Plantronics (+83.8%) is the leading worldwide manufacturer of communication headsets. The firm's revenues and earnings have rebounded in 2003 as demand for both mobile and call-center units has accelerated.

While several holdings had positive returns, a number of other stocks in the Fund's portfolio provided disappointing results.

Oneida (-62.3%) is a major supplier of tableware to both the consumer and institutional market. The company has also expanded via acquisitions into the china and glassware markets. Recent slowdowns in consumer spending at department stores hurt the company's sales. The Fund's position was sold when demand remained weak and the company's market share declined.

Merix (-52.3%) is a leader in the fabrication of complex, high-performance printed circuits boards--a niche that is growing rapidly. The Fund's position was sold when the company's timetable for resuming profitable operations was pushed too far into the future.

Central Parking (-49.2%) operates or manages multilevel parking facilities and surface lots and provides ancillary products and services, including shuttle, valet, and billing and collection services. The company saw an abrupt deterioration in its results in the first quarter of 2003, primarily because of poor managerial decisions and a breakdown in internal controls. The Fund's position in the stock was sold.

RehabCare Group (-28.3%) is a provider of temporary healthcare staffing services. It also offers program management of inpatient rehabilitation and skilled nursing

8

units, outpatient therapy programs, and contract therapy services. The company's stock came under pressure because of a weak staffing environment and the fear of a significant government price cut in Medicare refunding. The Fund's position in the stock was sold, since the Medicare rate cut would materially impact the company's earnings power.

Payless ShoeSource (-20.7%) is the largest U.S. shoe retailer, with 4,300 stores nationwide. The Fund's position in the stock was sold because of deteriorating fundamentals.

PURCHASES AND SALES

During the 10-month reporting period, we added Charles River Labs to the Fund's portfolio. Charles River is a leading provider of drug discovery and development services. Recent indications suggest that pharmaceutical research and development have begun to accelerate, and we believe that the firm should be able to increase its sales going forward.

We also initiated a position in Ryan's Family Steak House, a chain of over 340 family-style restaurants located mostly in the Midwest and the South. The company plans to open 15 to 17 new locations per year, which may generate unit growth of around 5% annually. The company also enjoys strong free cash flow.

THQ is a leading publisher of entertainment software for all major hardware platforms and for personal computers. The company is also the largest third-party publisher of games for Nintendo's Game Boy platform. We added THQ stock to the Fund because we believe its improving portfolio diversity and growing number of internally developed titles mitigates revenue volatility and should enhance the company's margins over time.

Overall, a number of stocks were eliminated from the portfolio during the reporting period when they failed to meet our expectations. Examples of significant holdings that were sold included Merix, Oneida, and Payless ShoeSource.

SECTOR WEIGHTINGS

During the 10-month reporting period, the Fund's relative sector weightings, over or under the benchmark, were a byproduct of our extensive bottom-up analysis of individual companies. The stocks we are focusing on represent what we believe to be the best values and the most likely candidates to benefit from an economic recovery.

                                                                               9
                                                                               -

After the overspending of the late 1990's, capital spending has plummeted in the past three years. In the information technology sector, equipment spending is at an all time low, a trend we have seen in most industrial cyclical industries. At the same time, corporate free cash-flow generation, the best indicator of future capital spending, is at record levels. To complete the picture, what is needed is an improvement in business confidence, which we believe is now occurring in response to accelerating earnings growth. In order for the portfolio to benefit from these trends, we overweighted industrial cyclical stocks, with a particular emphasis on basic materials and capital goods. Industrial cyclical stocks in total represent approximately 35% of the Fund's portfolio versus 28% for the Russell 2000 Value Index.

Consumers, on the other hand, have been spending aggressively over the past few years, despite the weakening employment picture and rising debt levels. While a multiyear decline in interest rates has bolstered consumer spending significantly, during the reporting period, long-term rates have increased. We believe that other rates may also have bottomed and that consumer spending growth will slow as a result. Based on these expectations, the Fund maintained a modest underweighted position in consumer cyclical stocks of 15% of the portfolio versus 16% for the benchmark.

We feel that the financials sector is vulnerable due to the expected rise in interest rates as the economy recovers. Financial stocks are selling at the high end of their valuation ranges and represent record-high weightings in the various indices. Hence, we remain comfortable with the Fund's underweighted position in this sector. Our concerns have led us to allocate approximately 21% of the portfolio to financial stocks as compared to nearly 33% for the Russell 2000 Value Index.

LOOKING AHEAD

While we are frustrated by the Fund's underperformance during the reporting period, we continue to be encouraged by the quality of the Fund's stock holdings and are comfortable with its industry weightings. We have no plans to alter our time-tested, disciplined approach to small-cap investing, and we look forward to the market once again recognizing the value of quality. We believe that the Fund is well positioned to benefit from improving corporate spending.

10
-

Whatever the markets or the economy may bring, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Stephen J. Bruno
Timothy G. Dalton, Jr.
Kenneth J. Greiner
Portfolio Managers
Dalton, Greiner, Hartman, Maher & Co.

Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.

MainStay Small Cap Value Fund was closed to new investors as of December 1, 2001.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                              11
                                                                               -

Portfolio of Investments October 31, 2003

                                  SHARES           VALUE
                                 ---------------------------
COMMON STOCKS (99.5%)+

AUTOMOBILES (0.8%)
Coachmen Industries, Inc. .....    58,300       $    908,897
                                                ------------
BIOTECHNOLOGY (1.5%)
Charles River Laboratories
 International, Inc. (a).......    53,400          1,721,616
                                                ------------
BUILDING PRODUCTS (2.9%)
NCI Building Systems, Inc.
 (a)...........................    72,700          1,581,225
Simpson Manufacturing Co. ,
 Inc. (a)......................    37,700          1,687,075
                                                ------------
                                                   3,268,300
                                                ------------
CAPITAL MARKETS (1.4%)
Waddell & Reed Financial, Inc.
 Class A.......................    70,400          1,561,472
                                                ------------

CHEMICALS (4.5%)
Arch Chemicals, Inc. ..........    81,000          1,796,580
Georgia Gulf Corp. ............    67,100          1,804,990
H.B. Fuller Co. ...............    62,800          1,556,184
                                                ------------
                                                   5,157,754
                                                ------------
COMMERCIAL BANKS (8.2%)
Chemical Financial Corp. ......    13,034            452,932
Chittenden Corp. ..............    69,700          2,242,946
Cullen/Frost Bankers, Inc. ....    37,600          1,457,376
Local Financial Corp. (a)......   133,800          2,597,058
S&T Bancorp, Inc. .............    29,842            902,422
Westamerica Bancorp............    35,200          1,762,112
                                                ------------
                                                   9,414,846
                                                ------------
COMMERCIAL SERVICES & SUPPLIES (6.9%)
Arbitron, Inc. (a).............    41,800          1,651,100
Banta Corp. ...................    39,300          1,503,618
Herman Miller, Inc. ...........    74,500          1,711,265
ITT Educational Services, Inc.
 (a)...........................    34,600          1,723,080
Learning Tree International,
 Inc. (a)......................    75,255          1,354,590
                                                ------------
                                                   7,943,653
                                                ------------
COMMUNICATIONS EQUIPMENT (1.5%)
Plantronics, Inc. (a)..........    61,100          1,699,191
                                                ------------

ELECTRIC UTILITIES (1.5%)
El Paso Electric Co. (a).......   142,400          1,728,736
                                                ------------

ELECTRICAL EQUIPMENT (3.4%)
Acuity Brands, Inc. ...........    80,000          1,720,000
AMETEK, Inc. ..................    45,000          2,117,250
                                                ------------
                                                   3,837,250
                                                ------------

                                  SHARES           VALUE
                                 ---------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (5.0%)
Electro Scientific Industries,
 Inc. (a)......................    62,500       $  1,535,000
Littelfuse, Inc. (a)...........    34,300            912,380
Technitrol, Inc. (a)...........    89,300          1,946,740
TTM Technologies, Inc. (a).....    78,800          1,268,680
                                                ------------
                                                   5,662,800
                                                ------------
ENERGY EQUIPMENT & SERVICES (2.7%)
Pride International, Inc.
 (a)...........................   118,600          1,942,668
Universal Compression Holdings,
 Inc. (a)......................    49,900          1,097,301
                                                ------------
                                                   3,039,969
                                                ------------
HEALTH CARE EQUIPMENT & SUPPLIES (4.9%)
Arrow International, Inc. .....    53,600          1,413,968
Matthews International Corp.
 Class A.......................    30,900            833,991
Orthofix International N.V.
 (a)...........................    48,000          1,752,000
Sybron Dental Specialties,
 Inc. (a)......................    70,400          1,619,200
                                                ------------
                                                   5,619,159
                                                ------------
HEALTH CARE PROVIDERS & SERVICES (3.5%)
Option Care, Inc. (a)..........   117,557          1,150,883
Pharmaceutical Product
 Development, Inc. (a).........    40,100          1,205,807
Renal Care Group, Inc. (a).....    43,400          1,627,934
                                                ------------
                                                   3,984,624
                                                ------------
HOTELS, RESTAURANTS & LEISURE (2.1%)
La Quinta Corp. Paired-share
 (a)(b)........................   173,700          1,071,729
Ryan's Family Steak Houses,
 Inc. (a)......................    94,100          1,311,754
                                                ------------
                                                   2,383,483
                                                ------------
INSURANCE (4.5%)
AmerUs Group Co. ..............    52,000          1,963,000
Reinsurance Group of America,
 Inc. .........................    39,900          1,594,005
Scottish Re Group Ltd. ........    75,300          1,642,293
                                                ------------
                                                   5,199,298
                                                ------------
IT SERVICES (3.4%)
eFunds Corp. (a)...............   125,963          2,016,668
Forrester Research, Inc. (a)...   111,098          1,894,221
                                                ------------
                                                   3,910,889
                                                ------------
LEISURE EQUIPMENT & PRODUCTS (1.5%)
Arctic Cat, Inc. ..............    77,900          1,754,308
                                                ------------

MACHINERY (8.3%)
Briggs & Stratton Corp. .......    38,300          2,489,883
CLARCOR, Inc. .................    32,200          1,308,930
IDEX Corp. ....................    42,500          1,580,150
Lincoln Electric Holdings,
 Inc. .........................    61,400          1,497,546
Thomas Industries, Inc. .......    25,900            782,180
Trinity Industries, Inc. ......    20,900            531,905
Wabtec Corp. ..................    88,400          1,352,520
                                                ------------
                                                   9,543,114
                                                ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Small Cap Value Fund

12
-

                                  SHARES           VALUE
                                 ---------------------------
COMMON STOCKS (CONTINUED)
MEDIA (1.5%)
Journal Communications, Inc.
 Class A (a)...................     7,800       $    138,762
Mediacom Communications Corp.
 (a)...........................   232,400          1,626,800
                                                ------------
                                                   1,765,562
                                                ------------
METALS & MINING (2.1%)
United States Steel Corp. .....   103,900          2,457,235
                                                ------------

OIL & GAS (2.9%)
Cimarex Energy Co. (a).........    49,900          1,020,455
Houston Exploration Co. (The)
 (a)...........................    65,500          2,292,500
                                                ------------
                                                   3,312,955
                                                ------------
PAPER & FOREST PRODUCTS (1.4%)
Wausau-Mosinee Paper Corp. ....   125,700          1,553,652
                                                ------------

REAL ESTATE (5.4%)
Kilroy Realty Corp. ...........    49,100          1,418,990
LNR Property Corp. ............    34,400          1,406,960
Macerich Co. (The).............    29,300          1,177,860
Sun Communities, Inc. .........    34,200          1,246,590
Trammell Crow Co. (a)..........    65,200            887,372
                                                ------------
                                                   6,137,772
                                                ------------
ROAD & RAIL (2.7%)
Florida East Coast Industries,
 Inc. .........................    48,700          1,447,364
Heartland Express, Inc. .......     9,842            244,475
Overnite Corp. (a).............     3,700             81,992
USF Corp. .....................    40,100          1,279,992
                                                ------------
                                                   3,053,823
                                                ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.1%)
Actel Corp. (a)................    42,654          1,150,805
Pericom Semiconductor Corp.
 (a)...........................   149,283          1,700,333
Phototronics, Inc. (a).........    87,600          1,886,904
                                                ------------
                                                   4,738,042
                                                ------------

                                  SHARES           VALUE
                                 ---------------------------
SOFTWARE (2.7%)
Autodesk, Inc. ................    94,100       $  1,811,425
THQ, Inc. (a)..................    69,100          1,225,834
                                                ------------
                                                   3,037,259
                                                ------------
SPECIALTY RETAIL (2.7%)
Dress Barn, Inc. The) (a)......    82,400          1,153,600
Steiner Leisure Ltd. (a).......    76,100          1,047,136
Too, Inc. (a)..................    57,300            945,450
                                                ------------
                                                   3,146,186
                                                ------------
TEXTILES, APPAREL & LUXURY GOODS (4.4%)
K-Swiss, Inc. Class A..........    36,831          1,618,354
Tommy Hilfiger Corp. (a).......    94,400          1,386,736
Warnaco Group, Inc. The) (a)...   116,445          2,031,965
                                                ------------
                                                   5,037,055
                                                ------------
THRIFTS & MORTGAGE FINANCE (1.1%)
Brookline Bancorp, Inc. .......    85,100          1,261,182
                                                ------------
Total Investments
 (Cost $94,326,878) (c)........      99.5%       113,840,082(d)
Cash and Other Assets,
 Less Liabilities..............       0.5            540,667
                                 --------       ------------
Net Assets.....................     100.0%      $114,380,749
                                 ========       ============

-------
(a)  Non-income producing security.
(b)  Paired-share security represents equal ownership of La
     Quinta Properties, Inc. Class B and La Quinta Corp.
(c)  The cost for federal income tax purposes is $94,636,868.
(d)  At October 31, 2003, net unrealized appreciation was
     $19,203,214, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $22,150,937 and
     aggregate unrealized depreciation for all investments on
     which there was an excess of cost over market value of
     $2,947,723.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

Statement of Assets and Liabilities as of October 31, 2003

ASSETS:
Investment in securities, at value (identified cost
  $94,326,878)..............................................       $113,840,082
Cash........................................................            857,259
Receivables:
  Investment securities sold................................            837,247
  Fund shares sold..........................................            134,550
  Dividends and interest....................................             71,917
Other assets................................................             10,499
                                                                   ------------
        Total assets........................................        115,751,554
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................            946,325
  Fund shares redeemed......................................            113,074
  Manager...................................................             96,930
  Transfer agent............................................             74,756
  NYLIFE Distributors.......................................             67,799
  Shareholder communication.................................             31,176
  Custodian.................................................              3,327
Accrued expenses............................................             37,418
                                                                   ------------
        Total liabilities...................................          1,370,805
                                                                   ------------
Net assets..................................................       $114,380,749
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     31,583
  Class B...................................................             44,742
  Class C...................................................              7,040
Additional paid-in capital..................................         90,938,018
Accumulated undistributed net realized gain on
  investments...............................................          3,846,162
Net unrealized appreciation on investments..................         19,513,204
                                                                   ------------
Net assets..................................................       $114,380,749
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 44,495,913
                                                                   ============
Shares of beneficial interest outstanding...................          3,158,279
                                                                   ============
Net asset value per share outstanding.......................       $      14.09
Maximum sales charge (5.50% of offering price)..............               0.82
                                                                   ------------
Maximum offering price per share outstanding................       $      14.91
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 60,384,112
                                                                   ============
Shares of beneficial interest outstanding...................          4,474,175
                                                                   ============
Net asset value and offering price per share outstanding....       $      13.50
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  9,500,724
                                                                   ============
Shares of beneficial interest outstanding...................            704,025
                                                                   ============
Net asset value and offering price per share outstanding....       $      13.49
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Statement of Operations for the period January 1, 2003 through October 31, 2003* and the year ended December 31, 2002

                                                                 2003*          2002
                                                              -----------   ------------
INVESTMENT INCOME:
Income:
  Dividends.................................................  $   907,415   $  1,269,367
  Interest..................................................       13,094         54,070
                                                              -----------   ------------
    Total income............................................      920,509      1,323,437
                                                              -----------   ------------
Expenses:
  Manager...................................................      818,724      1,173,251
  Transfer agent............................................      377,667        489,771
  Distribution--Class B.....................................      330,558        477,712
  Distribution--Class C.....................................       54,570         86,923
  Service--Class A..........................................       76,305        105,101
  Service--Class B..........................................      110,186        159,237
  Service--Class C..........................................       18,190         28,974
  Shareholder communication.................................       43,854         61,087
  Professional..............................................       41,117         43,031
  Registration..............................................       30,459         34,761
  Recordkeeping.............................................       29,548         38,299
  Custodian.................................................       19,176         23,741
  Trustees..................................................        6,403          9,200
  Miscellaneous.............................................       18,672         22,792
                                                              -----------   ------------
    Total expenses before reimbursement.....................    1,975,429      2,753,880
Expense reimbursement from Manager..........................      (34,725)            --
                                                              -----------   ------------
    Net expenses............................................    1,940,704      2,753,880
                                                              -----------   ------------
Net investment loss.........................................   (1,020,195)    (1,430,443)
                                                              -----------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................    3,713,374        335,025
Net change in unrealized appreciation (depreciation) on
  investments...............................................   20,809,133    (15,273,957)
                                                              -----------   ------------
Net realized and unrealized gain (loss) on investments......   24,522,507    (14,938,932)
                                                              -----------   ------------
Net increase (decrease) in net assets resulting from
  operations................................................  $23,502,312   $(16,369,375)
                                                              ===========   ============

-------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Statement of Changes in Net Assets for the period January 1, 2003 through October 31, 2003* and the years ended December 31, 2002 and December 31, 2001

                                                                  2003*           2002           2001
                                                              -------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................  $  (1,020,195)  $ (1,430,443)  $   (792,179)
  Net realized gain on investments..........................      3,713,374        335,025      5,478,043
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     20,809,133    (15,273,957)     7,569,557
                                                              -------------   ------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................     23,502,312    (16,369,375)    12,255,421
                                                              -------------   ------------   ------------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................             --       (556,902)      (674,099)
    Class B.................................................             --       (883,671)    (1,055,849)
    Class C.................................................             --       (157,204)      (193,660)
                                                              -------------   ------------   ------------
      Total distributions to shareholders...................             --     (1,597,777)    (1,923,608)
                                                              -------------   ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     10,118,600     19,265,086     42,815,417
    Class B.................................................      4,191,414     10,805,256     40,214,126
    Class C.................................................        224,629      1,377,359     10,635,016
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................             --        416,771        547,275
    Class B.................................................             --        817,759        983,214
    Class C.................................................             --        101,963        167,041
                                                              -------------   ------------   ------------
                                                                 14,534,643     32,784,194     95,362,089
  Cost of shares redeemed:
    Class A.................................................     (9,899,408)   (22,188,432)   (30,900,193)
    Class B.................................................    (10,045,343)   (15,066,025)   (12,281,979)
    Class C.................................................     (2,130,757)    (2,531,120)    (1,601,976)
                                                              -------------   ------------   ------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................     (7,540,865)    (7,001,383)    50,577,941
                                                              -------------   ------------   ------------
      Net increase (decrease) in net assets.................     15,961,447    (24,968,535)    60,909,754
NET ASSETS:
Beginning of period.........................................     98,419,302    123,387,837     62,478,083
                                                              -------------   ------------   ------------
End of period...............................................    114,380,749   $ 98,419,302   $123,387,837
                                                              =============   ============   ============

-------
 *   The fund changed its fiscal year end from December 31 to
     October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                      ---------------------------------------------------------------------------
                                                      January 1, 2003                                                  June 1**
                                                          through                Year ended December 31,               through
                                                        October 31,      ----------------------------------------    December 31,
                                                           2003*          2002       2001       2000       1999          1998
                                                      ---------------    -------    -------    -------    -------    ------------
Net asset value at beginning of period............        $ 11.10        $ 12.84    $ 11.30    $  9.56    $  9.03      $ 10.00
                                                          -------        -------    -------    -------    -------      -------
Net investment income (loss) (a)..................          (0.08)         (0.09)     (0.05)      0.00(b)   (0.03)       (0.06)
Net realized and unrealized gain (loss) on
 investments......................................           3.07          (1.47)      1.79       2.80       0.58        (0.91)
                                                          -------        -------    -------    -------    -------      -------
Total from investment operations..................           2.99          (1.56)      1.74       2.80       0.55        (0.97)
                                                          -------        -------    -------    -------    -------      -------
Less distributions:
 From net realized gain on investments............             --          (0.18)     (0.20)     (1.06)     (0.02)          --
                                                          -------        -------    -------    -------    -------      -------
Net asset value at end of period..................        $ 14.09        $ 11.10    $ 12.84    $ 11.30    $  9.56      $  9.03
                                                          =======        =======    =======    =======    =======      =======
Total investment return (c).......................          26.94%        (12.16%)    15.43%     30.04%      6.11%       (9.70%)
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income (loss)...................          (0.78%)+       (0.74%)    (0.41%)     0.08%     (0.34%)      (1.53%)+
   Net expenses...................................           1.90%+         1.87%      1.88%      1.90%      1.90%        3.14%+
   Expenses (before reimbursement)................           1.94%+         1.87%      1.88%      2.07%      2.21%        3.14%+
Portfolio turnover rate...........................             41%            46%        46%        69%        42%          24%
Net assets at end of period (in 000's)............        $44,496        $35,197    $43,761    $27,610    $15,205      $12,339

-------

  * The Fund changed its fiscal year end from December 31 to October 31.
 **  Commencement of Operations.
***  Class C shares were first offered on September 1, 1998.
  +  Annualized.
(a) Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c) Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

                                   Class B                                       Class C
    ----------------------------------------------------------------------   ---------------
    January 1, 2003                                             June 1**     January 1, 2003
        through              Year ended December 31,            through          through
      October 31,     -------------------------------------   December 31,     October 31,
         2003*         2002      2001      2000      1999         1998            2003*
    ---------------   -------   -------   -------   -------   ------------   ---------------
        $ 10.70       $ 12.48   $ 11.07   $  9.46   $  9.00     $ 10.00          $ 10.70
        -------       -------   -------   -------   -------     -------          -------
          (0.15)        (0.18)    (0.13)    (0.07)    (0.10)      (0.09)           (0.15)
           2.95         (1.42)     1.74      2.74      0.58       (0.91)            2.94
        -------       -------   -------   -------   -------     -------          -------
           2.80         (1.60)     1.61      2.67      0.48       (1.00)            2.79
        -------       -------   -------   -------   -------     -------          -------
             --         (0.18)    (0.20)    (1.06)    (0.02)         --               --
        -------       -------   -------   -------   -------     -------          -------
        $ 13.50       $ 10.70   $ 12.48   $ 11.07   $  9.46     $  9.00          $ 13.49
        =======       =======   =======   =======   =======     =======          =======
          26.17%       (12.83%)   14.57%    28.97%     5.35%     (10.00%)          26.07%
          (1.53%)+      (1.49%)   (1.16%)   (0.67%)   (1.09%)     (2.28%)+         (1.53%)+
           2.65%+        2.62%     2.63%     2.65%     2.65%       3.89%+           2.65%+
           2.69%+        2.62%     2.63%     2.82%     2.96%       3.89%+           2.69%+
             41%           46%       46%       69%       42%         24%              41%
        $60,384       $53,819   $67,377   $32,777   $15,722     $10,145          $ 9,501

                             Class C
     -------------------------------------------------------
                                             September 1***
            Year ended December 31,              through
     -------------------------------------    December 31,
      2002      2001      2000      1999          1998
     -------   -------   -------   -------   ---------------
     $ 12.48   $ 11.07   $  9.46   $  9.00       $ 7.49
     -------   -------   -------   -------       ------
       (0.18)    (0.13)    (0.07)    (0.10)       (0.06)
       (1.42)     1.74      2.74      0.58         1.57
     -------   -------   -------   -------       ------
       (1.60)     1.61      2.67      0.48         1.51
     -------   -------   -------   -------       ------
       (0.18)    (0.20)    (1.06)    (0.02)          --
     -------   -------   -------   -------       ------
     $ 10.70   $ 12.48   $ 11.07   $  9.46       $ 9.00
     =======   =======   =======   =======       ======
      (12.83%)   14.57%    28.97%     5.35%       20.16%
       (1.49%)   (1.16%)   (0.67%)   (1.09%)      (2.28%)+
        2.62%     2.63%     2.65%     2.65%        3.89%+
        2.62%     2.63%     2.82%     2.96%        3.89%+
          46%       46%       69%       42%          24%
     $ 9,403   $12,250   $ 2,090   $   634       $  196

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Small Cap Value Fund

18
-

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Value Fund (the "Fund"), a diversified fund. The Board of Trustees of the Trust approved the closure of the Fund to new investors, effective December 1, 2001. Existing shareholders may continue to invest in the Fund directly, through exchanges, or by reinvesting distributions.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized

Notes to Financial Statements

                                                                              19
                                                                               -

cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current period reclassification between accumulated net investment loss and additional paid-in-capital arising from permanent differences; net assets at October 31, 2003, are not affected.

     ACCUMULATED NET     ADDITIONAL
     INVESTMENT LOSS   PAID-IN-CAPITAL
     ---------------   ---------------
       $1,020,195        $(1,020,195)

The reclassification for the Fund is primarily due to net operating losses.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

MainStay Small Cap Value Fund

20
-

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Dalton, Greiner, Hartman, Maher & Co. (the "Subadvisor") is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.90%, 2.65% and 2.65% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the ten months ended October 31, 2003, the Manager earned from the Fund $818,724 and reimbursed the Fund for $34,725. For the year ended December 31, 2002, the Manager earned from the Fund $1,173,251 and did not reimburse the Fund for expenses.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets on assets up to $250 million, 0.45% on assets from $250 million to $500 million and 0.40% on assets in excess of $500 million.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

                                                                              21
                                                                               -

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $750 for the ten months ended October 31, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $195, $75,783 and $423, respectively, for the ten months ended October 31, 2003.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued for the ten months ended October 31, 2003 and year ended December 31, 2002, amounted to $377,667 and $489,771, respectively.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Small Cap Value Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $2,068 for the ten months ended October 31, 2003 and $2,307 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $29,548 for the ten months ended October 31, 2003 and $38,299 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2003, the components of accumulated gain on a tax basis were as follows:

     ACCUMULATED CAPITAL    UNREALIZED    TOTAL ACCUMULATED
       AND OTHER GAINS     APPRECIATION         GAIN
     -------------------   ------------   -----------------
         $4,156,152        $19,203,214       $23,359,366

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals and real estate investment trusts distributions.

MainStay Small Cap Value Fund

22
-

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001, shown in the Statement of Changes in Net Assets, was as follows:

                                                       2002         2001
                                                    ----------   ----------
Distributions paid from:
  Ordinary Income.................................  $  854,844   $  789,350
  Long-term Capital Gains.........................     742,933    1,134,258
                                                    ----------   ----------
                                                    $1,597,777   $1,923,608
                                                    ==========   ==========

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the ten months ended October 31, 2003, purchases and sales of securities, other than short-term securities, were $39,649 and $47,290, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the ten months ended October 31, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                              YEAR ENDED
                                  JANUARY 1                                  DECEMBER 31,
                                   THROUGH             ---------------------------------------------------------
                              OCTOBER 31, 2003*                   2002                          2001
                         ---------------------------   ---------------------------   ---------------------------
                         CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                         -------   -------   -------   -------   -------   -------   -------   -------   -------
Shares sold............    835       366        19      1,552       879      110      3,574     3,435      912
Shares issued in
  reinvestment of
  distributions........     --        --        --         38        77       10         43        80       14
                          ----      ----      ----     ------    ------     ----     ------    ------     ----
                           835       366        19      1,590       956      120      3,617     3,515      926
Shares redeemed........   (847)     (922)     (194)    (1,827)   (1,326)    (223)    (2,653)   (1,077)    (133)
                          ----      ----      ----     ------    ------     ----     ------    ------     ----
Net increase
  (decrease)...........    (12)     (556)     (175)      (237)     (370)    (103)       964     2,438      793
                          ====      ====      ====     ======    ======     ====     ======    ======     ====

-------

 * The Fund changed its fiscal year end from December 31 to October 31.

NOTE 8--OTHER MATTERS:

New York Life Investment Management LLC (NYLIM) and mutual funds that NYLIM advises, including The MainStay Funds, have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading and other matters. We are cooperating fully in responding to these requests. We have no reason to believe that NYLIM or any of the mutual funds NYLIM advises has been targeted as the subject of any governmental or regulatory enforcement action.

                                                                              23
                                                                               -

Report of Independent Auditors

To the Trustees of The MainStay Funds and Shareholders of
MainStay Small Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Small Cap Value Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the ten months ended October 31, 2003 and the year ended December 31, 2002, the changes in its net assets for the ten months ended October 31, 2003 and each of the two years in the period ended December 31, 2002 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 18, 2003

24
-

The MainStay Funds--Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   2002 and         Manager, New York Life Investment
                          Trustee since    Management LLC (including predecessor
                          2000             advisory organizations) and New York
                                           Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Executive Vice
                                           President and Manager, NYLIFE LLC;
                                           Manager, NYLIFE Distributors LLC; Vice
                                           Chairman, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        41             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, NYLIFE LLC; Director, NYLIFE
                                           Securities, Inc.; Chairman, President,
                                           and Manager, NYLIFE Distributors LLC;
                                           Manager, McMorgan & Company LLC;
                                           Chairman, Trustee, and President,
                                           Eclipse Funds, (4 portfolios); Chairman
                                           and Director, Eclipse Funds Inc. (13
                                           portfolios); Senior Vice President,
                                           Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities
  Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5
  Years."

                                                                              25
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24             None
3/1/32                    1996             Officer, New York Life Insurance Company
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Manager, MacKay Shields LLC;          24             None
7/1/25                    1991             Chairman, Chief Executive Officer, and
                                           President, New York Life Insurance
                                           Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Non-Executive
11/13/39                  1997             Chancellor, Queen's University (1985 to                Director, Allied
                                           2001).                                                 Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group,
                                                                                                  Plc; Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc.
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, Adolor
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Corporation;
                          Non-             firm).                                                 Director, First
                          Interested                                                              Advantage
                          Trustee                                                                 Corporation.
---------------------------------------------------------------------------------------------------------------------
Michael H. Sutton         Trustee since    Retired. Independent Consultant (1999 to       24             None
9/19/40                   2003             present); Special Consultant, Financial
                                           Accounting Standards Board (1998 to
                                           1999); Chief Accountant, United States
                                           Securities and Exchange Commission (1995
                                           to 1998).
---------------------------------------------------------------------------------------------------------------------

26
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Advisor (July 2003 to present) and             24             None
2/13/52                   1994             Managing Director (2001 to June 2003),
                                           The Carlyle Group (private investment
                                           firm); Chairman and Chief Executive
                                           Officer, Somerset Group (financial
                                           advisory firm); Senior Managing
                                           Director, Groupe Arnault (private
                                           investment firm) (1999 to 2001).
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Manager, NYLIFE Distributors
                                           LLC.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, and MainStay VP Series
                          since 2001       Fund, Inc.; Chief Financial Officer and
                                           Assistant Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors LLC; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., and Eclipse Funds; Managing
                                           Director and Senior Counsel, Lehman
                                           Brothers Inc., (October 1998 to December
                                           1999); General Counsel and Managing
                                           Director, JP Morgan Investment
                                           Management Inc. (1986 to September
                                           1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc.; Vice
                                           President-Financial Operations and Chief
                                           Financial Officer, NYLIFE Distributors
                                           LLC; Tax Vice President, New York Life
                                           International, LLC; Tax Vice President,
                                           Eclipse Funds, Eclipse Funds Inc., and
                                           MainStay VP Series Fund, Inc.
---------------------------------------------------------------------------------------------------------------------

                                                                              27
                                                                               -

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund(2)
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(3)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Ceased operations as of November 28, 2003.
3. Closed to new investors as of December 1, 2001.
4. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Auditors

1. As of October 31, 2003.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment
Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors LLC. All rights reserved.  MSSV11- 12/03
                                  NYLIM-A04342      25

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MAINSTAY(R)
    SMALL CAP VALUE FUND

    ANNUAL REPORT

    OCTOBER 31, 2003

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2



                                                              $10,000 Invested in MainStay Strategic Income
                                                              Fund versus Lehman Brothers(R) Aggregate Bond
                                                              Index, a Three-Index Composite, and Inflation
                                                              --Class A, Class B, and Class C Shares           3



                                                              Portfolio Management Discussion and Analysis     5



                                                              Year-by-Year and 10-Month Performance            6



                                                              Portfolio of Investments                        11



                                                              Financial Statements                            25



                                                              Notes to Financial Statements                   30



                                                              Report of Independent Auditors                  42



                                                              Trustees and Officers                           43



                                                              The MainStay(R) Funds                           46

President's Letter

The first 10 months of 2003 represented a positive period for most investors. Although the stock market struggled from mid-January through early March, it recovered strongly through the end of October. The rally began several days before coalition forces entered Iraq and continued long after the conclusion of major combat operations. Although difficulties in Iraq, the Middle East, and North Korea continued to raise concerns, investors have tended to focus on corporate earnings and the potential for an economic turnaround.

The Federal Reserve remained accommodative throughout the 10-month period, and the Federal Open Market Committee lowered the targeted federal funds rate by 25 basis points on June 25, 2003, to a low 1.0%. Real gross domestic product, which grew at a modest 1.4% in the first quarter of 2003, rose by 3.3% in the second quarter. According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter. Much of this increase resulted from robust consumer spending. Although unemployment rates remain high, the figures have declined from their peak in June 2003, and the Federal Reserve recently observed that "the labor market appears to be stabilizing."

Within the equity market, smaller companies generally outperformed larger ones and growth stocks tended to appreciate more than value equities at all capitalization levels. The bond markets benefited from anticipation of the Federal Reserve's easing move, and while yields on short-term securities continued to decline, yields on longer-term bonds rose to a peak in early September and closed the reporting period higher than where they began. For the 10-month period, corporate bonds generally outpaced Treasury securities, and high-yield bonds and emerging-market debt provided outstanding returns.

At MainStay, each of our Funds seeks to achieve its investment objective with an established process that is consistently applied in all market environments. While markets may shift and results may vary, we believe that our time-tested investment strategies can help you pursue your long-range goals with confidence.

As you may have noted, the date of this report differs from the date of previous annual reports. The MainStay Board of Trustees recently approved making October 31 the end of the fiscal year for most MainStay Funds. The report that follows provides details about the specific market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the first 10 months of 2003. If you have any questions about this report or your MainStay Fund investments, your Registered Representative will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
November 2003

$10,000 Invested in MainStay Strategic
Income Fund versus Lehman Brothers(R)
Aggregate Bond Index, a Three-Index
Composite, and Inflation

CLASS A SHARES
Total Returns with Sales Charges: 1 Year 18.00%, 5 Years 5.05%, Since Inception (2/28/97) 5.17%
[CLASS A SHARES PERFORMANCE LINE GRAPH]

Period-end                                MainStay Strategic Income Fund       Lehman Brothers Aggregate Bond Index(1)
----------
02/28/97                                                     $   9,550.00                                   $ 10,000.00
10/31/97                                                        10,209.00                                     10,747.00
10/31/98                                                        10,451.00                                     11,750.00
10/31/99                                                        10,845.00                                     11,813.00
10/31/00                                                        10,834.00                                     12,675.00
10/31/01                                                        11,400.00                                     14,520.00
10/31/02                                                        11,332.00                                     15,375.00
10/31/03                                                        14,002.00                                     16,129.00

Period-end                                    Three-Index Composite(2)         Inflation (CPI)(3)
----------
02/28/97                                                   $ 10,000.00              $ 10,000.00
10/31/97                                                     10,676.00                10,113.00
10/31/98                                                     11,375.00                10,263.00
10/31/99                                                     11,498.00                10,526.00
10/31/00                                                     11,361.00                10,889.00
10/31/01                                                     12,192.00                11,121.00
10/31/02                                                     12,850.00                11,353.00
10/31/03                                                     15,123.00                11,584.00

CLASS B AND CLASS C SHARES
Class B Total Returns with Sales Charges: 1 Year 17.73%, 5 Years 4.95%, Since Inception (2/28/97) 5.12%
Class C Total Returns with Sales Charges: 1 Year 21.73%, 5 Years 5.25%, Since Inception (2/28/97) 5.12%
[CLASS B SHARES PERFORMANCE LINE GRAPH]

Period-end                                MainStay Strategic Income Fund       Lehman Brothers Aggregate Bond Index(1)
----------
02/28/97                                                      $ 10,000.00                                  $  10,000.00
10/31/97                                                        10,635.00                                     10,747.00
10/31/98                                                        10,802.00                                     11,750.00
10/31/99                                                        11,143.00                                     11,813.00
10/31/00                                                        11,031.00                                     12,675.00
10/31/01                                                        11,535.00                                     14,520.00
10/31/02                                                        11,370.00                                     15,375.00
10/31/03                                                        13,953.00                                     16,129.00

Period-end                                    Three-Index Composite(2)         Inflation (CPI)(3)
----------
02/28/97                                                   $ 10,000.00              $ 10,000.00
10/31/97                                                     10,676.00                10,113.00
10/31/98                                                     11,375.00                10,263.00
10/31/99                                                     11,498.00                10,526.00
10/31/00                                                     11,361.00                10,889.00
10/31/01                                                     12,192.00                11,121.00
10/31/02                                                     12,850.00                11,353.00
10/31/03                                                     15,123.00                11,584.00

-------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR MORE CURRENT PERFORMANCE INFORMATION PLEASE VISIT WWW.MAINSTAYFUNDS.COM. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class C share performance includes the historical performance of the Class B shares for periods from 2/28/97 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that includes the following other unmanaged Lehman Brothers Indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the

-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

----------
  Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital-gains. An investment cannot be made directly into an index.

2. The Fund compares itself to a Three-Index Composite that assumes equal investments in the Lehman Brothers(R) Aggregate Bond Index, the Credit Suisse First Boston(TM) High Yield Index, and the Citigroup Non-U.S. Dollar World Government Bond Index. All indices are unmanaged. The indices measure the performance of securities in the U.S. government and domestic investment-grade bond sector, the U.S. high-yield bond sector, and the international bond sector, respectively. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly into an index or this composite.

3. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

As the year 2003 got underway, economic growth was tepid, with consumer and government spending buoying the economy, while business spending was anemic at best. During the first half of 2003, the virtual absence of three key economic drivers--business confidence, capital spending, and hiring--again left consumers to pick up the slack. With interest rates falling, many homeowners moved to refinance their mortgages and the "found money" helped to prop up the economy. On June 25, 2003, the Federal Reserve lowered the targeted federal funds rate by 25 basis points to 1.0%, the lowest level in four decades.

In May, deflationary concerns triggered a massive Treasury bill rally, but the market reversed course after the Fed's June easing move and Treasury yields rose. Aside from Treasuries, the dominant theme in the bond market was a renewed investor appetite for risk. In October, the Bureau of Economic Analysis released advance estimates that showed real gross domestic product rising at an unusually rapid pace in the third quarter. As the economic picture brightened, corporate-bond prices rallied sharply, especially among lower-rated securities.

The high-yield bond market generated outstanding returns during the first 10 months of 2003. Low interest rates, declining default rates, and sustained demand propelled high-yield prices higher, with strong technicals through most of the period. In the beginning of August, we saw some technical selling pressure that resulted from rising interest rates, retail money flows out of high-yield bonds, and a flood of new issuance. Even so, some $23 billion flowed into the high-yield market from January through October of 2003.

International bond markets were also generally strong. Japan appears to be heading toward self-sustaining growth, and the Chinese economic engine has fueled increases in raw materials prices, which has helped exporters such as Australia and Chile. Interest rates generally declined in Europe and Canada, while Australia, Japan, and the U.K. saw interest rates rise. Yield curves in the U.S. and Europe steepened, while yield curves elsewhere tended to flatten.

PERFORMANCE REVIEW

For the 10 months ended October 31, 2003, MainStay Strategic Income Fund returned 16.22% for Class A shares and 15.55% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 12.39% return for the average Lipper(1) multi-sector income fund over the same period. All share classes outperformed the 2.81% return of the Lehman Brothers(R) Aggregate Bond Index(2) and the 12.11% return of the Fund's Three-Index Composite(3) for the 10-month period ended October 31, 2003.

-------

1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
2. See footnote on page 3 for more information about the Lehman Brothers Aggregate Bond Index.
3. See footnote on page 4 for more information about the Fund's Three-Index Composite.

YEAR-BY-YEAR AND 10-MONTH PERFORMANCE (WITHOUT SALES CHARGES)
CLASS A SHARES

[CLASS A SHARES PERFORMANCE BAR GRAPH]

Period-end                                                                 Total Returns %
----------                                                                 ---------------
12/97                                                                             6.62
12/98                                                                             5.17
12/99                                                                              2.3
12/00                                                                            -1.57
12/01                                                                             6.62
12/02                                                                             4.78
10/03                                                                            16.22

See footnote on page 3 for more information on performance.


CLASS B AND CLASS C SHARES
[CLASS B SHARES PERFORMANCE BAR GRAPH]

Period-end                                                                 Total Returns %
----------                                                                 ---------------
12/97                                                                             6.02
12/98                                                                             4.35
12/99                                                                             1.54
12/00                                                                            -2.28
12/01                                                                             5.78
12/02                                                                             3.99
10/03                                                                            15.55

See footnote on page 3 for more information on performance. Class C share returns reflect the historical performance of the Class B shares through 8/31/98.

SECTOR WEIGHTS

For the entire reporting period, the Fund has been overweighted in high-yield corporate and emerging-market debt. At its maximum, the Fund had an exposure of approximately 56% to these sectors. At the start of the period, yield spreads to Treasuries were at or near historically wide levels, and we felt that these sectors represented the best value in the market. Spreads have steadily declined and U.S. high-yield and emerging-market dollar debt have had high double-digit returns for the period. During the reporting period, we also increased currency exposure to approximately 10% of the Fund. This was accomplished by taking off currency hedges on non-dollar bond positions and by taking long currency-option positions. At the end of the reporting period, the Fund continued to maintain a similar weighting. We reduced the Fund's exposure to high-yield bonds by 5% at the end of the reporting period and added to investment-grade and international debt, including emerging-market bonds. We remain comfortable with the Fund's current sector exposure of 40% high-yield securities, 33% investment-grade U.S. dollar debt, and 27% international bonds. We expect the high-yield market to outperform over the next six months but not to the same degree we have seen during the reporting period.

HIGH-GRADE DOMESTIC BONDS

The high-grade domestic bond portion of the Fund's portfolio emphasizes sector and issue selection as the main sources of total return, seeking mispriced securities that may provide gains as prices realign. We also focus on sectors where the yield advantage to Treasuries is expected to realign. In keeping with these strategies, this portion of the Fund's portfolio maintained an over-weighted position in corporate debt relative to Treasuries, agencies, and mortgage-backed securities. Among Treasury holdings, we sought to reverse an earlier bias toward yield-curve flattening by emphasizing intermediate-term maturities, when we determined that a growing fiscal deficit and gradual economic recovery would likely cause the yield curve to steepen.

Various concerns led us to trim agency debentures to a neutral position. We underweighted residential mortgage-backed securities in the high-grade portion of the Fund's portfolio for a two-month period in the summer. As interest rates began to rise, however, we emphasized mortgage-backed issues with 5.5% to 6.0% coupons. These mortgage-backed bonds are on the prepayment cusp, and we expect them to perform well as interest-rates rise and prepayments taper off.

During the reporting period, we took profits in Treasury inflation-protected securities (TIPS) and also lightened the Fund's exposure to commercial mortgage-backed securities. In our opinion, investors were not being properly compensated to bear the risk of a downturn in commercial real estate. Although the high-grade portion of the Fund's portfolio typically maintains a duration near that of its peers, we used tactical repositioning to take advantage of interest-rate trends, which proved beneficial in most instances. Our decision to lengthen duration in June, however, detracted from performance when Treasury yields turned sharply upward.

HIGH-YIELD BONDS

The high-yield portion of the Fund's portfolio benefited from telecommunications holdings Nextel International, Qwest, Call Net Enterprises, and Colt Telecom. In the wireless area, Sprint PCS generated strong results for the period it was held in the Fund. The Fund was also rewarded for holding Alamosa, AirGate, and U.S. Unwired.

An overweighted position in the utilities sector throughout the reporting period contributed positively to high-yield bond results, as the industry was among the top performers year-to-date. In the utilities industry group, the Fund emphasized gas-pipeline companies such as El Paso, Tennessee Gas Pipeline, and PG&E.

High-yield information technology bonds outperformed the Credit Suisse First Boston High Yield Index during the reporting period, as many companies benefited from cost cutting and balance-sheet improvements. Avaya, Juniper Networks, Lucent Technologies, and Nortel Networks were all strong performers in the high-yield portion of the Fund's portfolio. While revenues for telecommunication equipment makers are not growing, the market reacted positively to balance-sheet repair and cash-flow restructurings, which bolstered the returns of these bonds.

Xerox performed well, as the firm showed revenue gains and an increase in its margins. Other high-yield technology holdings that helped results were Ciena and LSI Logic.

After setbacks in 2002, the cable industry saw free cash-flow and credit improvements in 2003 that resulted in strong performance. High-yield holdings in FrontierVision, Comcast, and Quebecor Media all enhanced results. We have recently lowered the Fund's exposure to this industry by taking profits in issues that were purchased at a discount and that had reached what we believed to be their full potential.

Airline-industry bonds were extremely volatile over the 10-month reporting period, suffering from financial, war-related, and union difficulties in the first quarter of 2003 but bouncing back strongly as the year progressed. The Fund's high-yield holdings in Delta Air Lines and Northwest Airlines were both strong performers.

High-yield health care bonds have been lackluster year-to-date, and the high-yield portion of the Fund's portfolio benefited from an underweighted position in the sector. Health care holdings included Caremark, dj Orthopedics, Per-Se Technologies, and Vertex Pharmaceuticals. HealthSouth was particularly disappointing. An SEC investigation hurt HealthSouth's performance and we decided to sell the Fund's position in the company.

INTERNATIONAL BONDS

The international bond portion of the Fund's portfolio started 2003 with a relatively long duration, which provided positive results when several central banks eased interest rates, the yield curve steepened, and European government debt returned 3.0% on average in local currency terms.(3)

The decision to keep the international bond portion of the Fund's portfolio underweighted in the Japanese market contributed positively to performance, since Japan was the worst performer for the period, returning -1.45% in local currency terms. Our decision to remain at least market weighted in the U.K. proved less advantageous, since the U.K. was the Fund's second-worst performing international-bond market, returning -0.45 in local currency terms.

Toward the end of the reporting period, we aggressively reduced the duration of the European holdings in the international-bond portion of the Fund's port folio. We also sold Canadian debt to increase Japanese holdings. With a 3.75% return in local currency terms for the 10-month period, Canadians bonds per formed well. Once spreads to U.S. bonds had narrowed significantly, however, we saw no compelling reason to remain overweighted in Canadian bonds.

The Fund benefited from holdings in non-G7 investment-grade corporate bonds(4) and emerging-market debt. Of the two, emerging-market debt made the most significant positive contribution to the Fund's performance, since the yield spreads of emerging-market bonds over U.S. Treasuries narrowed considerably. We continue to hold about 10% of the international bond portion of the Fund's portfolio in emerging-market debt.

We have increasingly added currency exposure to the international-bond portion of the Fund's portfolio. By the end of the reporting period, over half of the Fund's international holdings were affected by currency movements, most of which have contributed positively to performance.

LOOKING AHEAD

In the United States, the budget deficit, deflationary concerns, and the pace of employment and corporate spending are likely to determine the direction of the bond markets. As the economy continues to strengthen, we believe that high-yield bonds may continue to benefit from falling default rates. International bond markets will continue to depend on global economic growth and we anticipate that the dollar may recover some of the ground it has lost.

-------
3. Performance percentages represent total returns of the specified markets for the 10-month period. Due to security selection, purchases, and sales, Fund results may differ from those of the markets themselves.
4. The Group of Seven (G7) is a forum of seven leading economic powers--Canada, France, Germany, Italy, Japan, the United Kingdom, and the United States-- that meets to ensure the stability of the international financial system. Russia joined the group in 1998, creating the G8, but financial issues continue to be addressed by the G7.

Whatever the markets or the world economy may bring, the Fund will continue to seek to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

Joseph Portera
Portfolio Manager
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

TARGETED DIVIDEND POLICY

MainStay Strategic Income Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. In June 2003, the Fund reduced its dividend to reflect the lower yields available in the bond market. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

Portfolio of Investments October 31, 2003

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
LONG-TERM BONDS (89.5%)+
ASSET-BACKED SECURITIES (2.2%)

AIRLINES (0.2%)
American Airlines, Inc.
 Series 2001-2 Class B
 8.608%, due 4/1/11..........  $     170,000      $    148,850
Northwest Airlines, Inc.
 Pass-Through Certificates
 Series 2001-1 Class C
 7.626%, due 4/1/10..........        125,156           103,431
 Series 1996-1
 8.97%, due 1/2/15...........         23,191            15,112
                                                  ------------
                                                       267,393
                                                  ------------
CONSUMER FINANCE (0.4%)
BMW Vehicle Owner Trust
 Series 2003-A Class A3
 1.94%, due 2/25/07..........        135,000           135,184
Volkswagen Auto Loan Enhanced
 Trust
 Series 2003-2 Class A3
 2.27%, due 10/22/07.........        295,000           295,130
                                                  ------------
                                                       430,314
                                                  ------------
CONSUMER LOANS (0.1%)
Atlantic City Electric
 Transition Funding LLC
 Series 2002-1 Class A4
 5.55%, due 10/20/23.........         75,000            75,248
                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (0.5%)
Capital One Master Trust
 Series 2001-5 Class A
 5.30%, due 6/15/09..........         70,000            74,533
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05..........        437,831           440,862
                                                  ------------
                                                       515,395
                                                  ------------
MEDIA (0.2%)
United Artists Theatre
 Circuit, Inc.
 Pass-Through Certificates
 Series 1995-A
 9.30%, due 7/1/15 (d).......        204,797           199,677
                                                  ------------

MULTILINE RETAIL (0.0%) (b)
Kmart Corp.
 Pass-Through Certificates
 Series 1995 Class K3
 8.54%, due 1/2/15 (e)(f)....         85,340            34,136
                                                  ------------

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
MULTI-UTILITIES & UNREGULATED POWER (0.8%)
AES Eastern Energy L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17 (g).......  $     467,456      $    507,190
Public Service of New
 Hampshire Funding LLC
 Pass-Through Certificates
 Series 2002-1 Class A
 4.58%, due 2/1/08...........        219,287           229,815
Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c)......        260,000           213,200
                                                  ------------
                                                       950,205
                                                  ------------
THRIFTS & MORTGAGE FINANCE (0.0%) (b)
Vanderbilt Mortgage Finance
 Series 1999-B Class 1A4
 6.545%, due 4/7/18..........         50,000            52,044
                                                  ------------
Total Asset-Backed Securities
 (Cost $2,529,637)...........                        2,524,412
                                                  ------------
CONVERTIBLE BONDS (1.1%)

AIRLINES (0.1%)
Delta Air Lines, Inc.
 8.00%, due 6/3/23 (c).......         95,000            91,437
                                                  ------------

BIOTECHNOLOGY (0.2%)
Vertex Pharmaceuticals, Inc.
 5.00%, due 9/19/07..........        250,000           222,500
                                                  ------------

COMMUNICATIONS EQUIPMENT (0.3%)
CIENA Corp.
 3.75%, due 2/1/08...........        203,000           178,132
Riverstone Networks, Inc.
 3.75%, due 12/1/06 (c)......        190,000           185,250
                                                  ------------
                                                       363,382
                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
At Home Corp.
 4.75%, due 12/15/06
 (e)(f)......................        504,238            70,593
                                                  ------------

HEALTH CARE PROVIDERS & SERVICES (0.1%)
Province Healthcare Co.
 4.25%, due 10/10/08.........        135,000           127,069
                                                  ------------

MEDIA (0.1%)
Adelphia Communications Corp.
 6.00%, due 2/15/06 (e)......        220,000            95,700
                                                  ------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
CONVERTIBLE BONDS (CONTINUED)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.2%)
Atmel Corp.
 (zero coupon), due
 5/23/21.....................  $     400,000      $    167,000
Vitesse Semiconductor Corp.
 4.00%, due 3/15/05..........        136,000           132,770
                                                  ------------
                                                       299,770
                                                  ------------
Total Convertible Bonds
 (Cost $1,390,282)...........                        1,270,451
                                                  ------------
CONVERTIBLE BONDS--FOREIGN (0.9%)

CANADA (0.3%)
Algoma Steel, Inc.
 1.00%, due 12/31/30
 (d)(e)(h)...................         57,000            25,935
Nortel Networks Corp.
 4.25%, due 9/1/08...........        400,000           379,000
                                                  ------------
                                                       404,935
                                                  ------------
LUXEMBURG (0.3%)
Millicom International
 Cellular S.A.
 2.00%, due 6/1/06
 (c)(d)(i)(j)................         54,000           310,095
                                                  ------------

NETHERLANDS (0.0%) (B)
KPNQwest N.V.
 10.00%, due 3/15/12 (e).....  E      40,000               116
                                                  ------------
UNITED KINGDOM (0.3%)
COLT Telecom Group PLC
 2.00%, due 3/29/06 (c)......         81,000            96,046
 2.00%, due 4/3/07 (c).......        205,000           243,079
                                                  ------------
                                                       339,125
                                                  ------------
Total Convertible
 Bonds--Foreign
 (Cost $567,143).............                        1,054,271
                                                  ------------
CORPORATE BONDS (32.8%)

AEROSPACE & DEFENSE (0.5%)
BE Aerospace, Inc.
 Series B
 8.875%, due 5/1/11..........  $     235,000           211,500
General Dynamics Corp.
 4.50%, due 8/15/10..........        115,000           116,581
Sequa Corp.
 Series B
 8.875%, due 4/1/08..........        207,000           225,889
                                                  ------------
                                                       553,970
                                                  ------------
AIRLINES (0.5%)
Delta Air Lines, Inc.
 8.30%, due 12/15/29.........        366,000           242,475
 10.375%, due 12/15/22.......         80,000            55,400

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------

AIRLINES (CONTINUED)
Northwest Airlines, Inc.
 8.375%, due 3/15/04.........  $      15,000      $     15,000
 8.52%, due 4/7/04...........        105,000           104,737
 8.875%, due 6/1/06..........        100,000            88,750
 9.875%, due 3/15/07.........        135,000           120,487
                                                  ------------
                                                       626,849
                                                  ------------
AUTO COMPONENTS (0.4%)
Dana Corp.
 7.00%, due 3/1/29...........        120,000           106,500
Goodyear Tire & Rubber Co.
 (The)
 7.857%, due 8/15/11.........        130,000           111,150
 8.50%, due 3/15/07..........        140,000           134,400
Tenneco Automotive, Inc.
 Series B
 10.25%, due 7/15/13.........         95,000           104,975
                                                  ------------
                                                       457,025
                                                  ------------
AUTO LEASES (0.2%)
Williams Scotsman, Inc.
 10.00%, due 8/15/08 (c).....        195,000           214,500
                                                  ------------

AUTOMOBILES (0.4%)
DaimlerChrysler North America
 Holdings, Inc.
 6.50%, due 11/15/13.........        320,000           323,037
General Motors Corp.
 8.375%, due 7/15/33.........        150,000           158,259
                                                  ------------
                                                       481,296
                                                  ------------
BEVERAGES (0.2%)
Anheuser-Busch Cos., Inc.
 4.95%, due 1/15/14..........         60,000            60,239
Miller Brewing Co.
 4.25%, due 8/15/08 (c)......        155,000           156,527
                                                  ------------
                                                       216,766
                                                  ------------
BUILDING PRODUCTS (0.4%)
Dayton Superior Corp.
 10.75%, due 9/15/08 (c).....        145,000           151,162
Interline Brands, Inc.
 11.50%, due 5/15/11 (c).....        180,000           194,400
Masco Corp.
 6.50%, due 8/15/32..........        100,000           103,580
                                                  ------------
                                                       449,142
                                                  ------------
CAPITAL MARKETS (1.1%)
Bear Stearns Cos., Inc. (The)
 4.00%, due 1/31/08..........         60,000            60,960
Goldman Sachs Group, Inc.
 (The)
 4.75%, due 7/15/13..........         90,000            86,909
 5.125%, due 4/24/13.........  E     170,000           202,013
 5.25%, due 10/15/13.........  $     520,000           520,983

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)

CAPITAL MARKETS (CONTINUED)
Morgan Stanley & Co.
 3.625%, due 4/1/08..........  $     265,000      $    264,127
 Series E
 5.375%, due 11/14/13........  L      70,000           114,729
                                                  ------------
                                                     1,249,721
                                                  ------------
CHEMICALS (1.1%)
Equistar Chemicals L.P.
 10.625%, due 5/1/11 (c).....  $     195,000           203,775
General Chemical Industrial
 Products, Inc.
 10.625%, due 5/1/09 (e).....        145,000            43,500
Lyondell Chemical Co.
 Series A
 9.625%, due 5/1/07..........         25,000            25,375
 10.50%, due 6/1/13..........        255,000           262,650
Millennium America, Inc.
 7.625%, due 11/15/26........        149,000           127,395
Sovereign Specialty
 Chemicals, Inc.
 11.875%, due 3/15/10........        188,000           187,060
Terra Capital, Inc.
 12.875%, due 10/15/08.......        372,000           431,520
                                                  ------------
                                                     1,281,275
                                                  ------------
COMMERCIAL BANKS (0.4%)
Bank of America Corp.
 5.125%, due 11/15/14........        150,000           149,742
FleetBoston Financial Corp.
 3.85%, due 2/15/08..........         60,000            60,733
PNC Funding Corp.
 5.25%, due 11/15/15.........        190,000           188,783
Wachovia Corp.
 6.80%, due 6/1/05...........         85,000            91,371
                                                  ------------
                                                       490,629
                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (0.4%)
American Color Graphics, Inc.
 10.00%, due 6/15/10 (c).....        125,000           134,062
Phoenix Color Corp.
 10.375%, due 2/1/09.........        113,000           102,830
Protection One Alarm
 Monitoring, Inc.
 7.375%, due 8/15/05.........        249,000           205,425
                                                  ------------
                                                       442,317
                                                  ------------
COMMUNICATIONS EQUIPMENT (0.7%)
Avaya, Inc.
 11.125%, due 4/1/09.........        245,000           289,100
Lucent Technologies, Inc.
 6.45%, due 3/15/29..........        400,000           309,000
 7.25%, due 7/15/06..........        172,000           175,440
                                                  ------------
                                                       773,540
                                                  ------------

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
COMPUTERS & PERIPHERALS (0.1%)
IBM Corp.
 8.375%, due 11/1/19.........  $     110,000      $    143,210
                                                  ------------

CONSTRUCTION & ENGINEERING (0.7%)
Amsted Industries, Inc.
 10.25%, due 10/15/11 (c)....        235,000           259,087
Shaw Group, Inc. (The)
 10.75%, due 3/15/10 (c).....        200,000           211,000
URS Corp.
 11.50%, due 9/15/09.........        280,000           317,800
 Series B
 12.25%, due 5/1/09..........         65,000            68,900
                                                  ------------
                                                       856,787
                                                  ------------
CONSTRUCTION MATERIALS (0.1%)
CRH America, Inc.
 5.30%, due 10/15/13.........        140,000           141,064
                                                  ------------

CONSUMER FINANCE (0.6%)
Capital One Bank
 4.875%, due 5/15/08.........        100,000           102,545
 5.75%, due 9/15/10..........         70,000            73,420
Deere (John) Capital Corp.
 3.90%, due 1/15/08..........         50,000            50,623
Ford Motor Credit Co.
 7.00%, due 10/1/13..........        235,000           231,015
General Motors Acceptance
 Corp.
 6.875%, due 8/28/12.........        105,000           107,632
Household Finance Corp.
 6.75%, due 5/15/11..........         45,000            50,359
MBNA Corp.
 6.25%, due 1/17/07..........        100,000           108,377
                                                  ------------
                                                       723,971
                                                  ------------
CONTAINERS & PACKAGING (0.7%)
Applied Extrusion
 Technologies, Inc.
 Series B
 10.75%, due 7/1/11..........        155,000           119,350
Owens-Brockway Glass
 Container, Inc.
 8.25%, due 5/15/13..........         65,000            68,575
 8.875%, due 2/15/09.........        145,000           157,325
Owens-Illinois, Inc.
 7.80%, due 5/15/18..........        408,000           391,680
Rock-Tenn Co.
 8.20%, due 8/15/11..........         43,000            50,541
Sealed Air Corp.
 8.75%, due 7/1/08 (c).......         30,000            35,326
                                                  ------------
                                                       822,797
                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (1.4%)
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09.........        230,029           246,131

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)

DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Calpine Construction Finance
 Corp.
 9.75%, due 8/26/11 (c)(k)...  $     165,000      $    163,762
Citigroup, Inc.
 0.80%, due 10/30/08.........  Y  30,000,000           271,824
 4.875%, due 5/7/15..........  $      50,000            48,450
FINOVA Group, Inc. (The)
 7.50%, due 11/15/09.........        328,000           164,000
IPC Acquisition Corp.
 11.50%, due 12/15/09........        265,000           277,256
J Paul Getty Trust
 Series 2003
 5.875%, due 10/1/33.........         90,000            88,402
NiSource Finance Corp.
 5.40%, due 7/15/14..........         85,000            84,990
UCAR Finance, Inc.
 10.25%, due 2/15/12.........        210,000           232,575
                                                  ------------
                                                     1,577,390
                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.8%)
AT&T Corp.
 6.00%, due 11/21/06 (c).....  E      70,000            86,868
Citizens Communications Co.
 7.60%, due 6/1/06...........  $     100,000           111,107
 9.00%, due 8/15/31..........        135,000           174,617
 9.25%, due 5/15/11..........         85,000           106,091
COLO.COM
 13.875%, due 3/15/10
 (c)(e)(l)(m1)...............            362             3,620
Mountain States Telephone &
 Telegraph Co.
 7.375%, due 5/1/30..........        125,000           120,000
Qwest Capital Funding, Inc.
 5.875%, due 8/3/04..........        634,000           631,622
Qwest Corp.
 8.875%, due 3/15/12 (c).....        220,000           248,600
Qwest Services Corp.
 13.50%, due 12/15/10 (c)....        454,000           530,045
 14.00%, due 12/15/14 (c)....        205,000           250,100
TSI Telecommunication
 Services, Inc.
 Series B
 12.75%, due 2/1/09..........        255,000           262,650
U.S. West Communications,
 Inc.
 5.625%, due 11/15/08........         15,000            14,700
 7.20%, due 11/1/04..........         15,000            15,375
 7.50%, due 6/15/23..........        205,000           196,800
 8.875%, due 6/1/31..........        195,000           204,750
WorldCom, Inc.
 8.25%, due 5/15/31 (e)......        808,000           296,940
                                                  ------------
                                                     3,253,885
                                                  ------------
ELECTRIC UTILITIES (0.8%)
Cedar Brakes II LLC
 9.875%, due 9/1/13..........        500,172           505,173

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------

ELECTRIC UTILITIES (CONTINUED)
CenterPoint Energy, Inc.
 7.25%, due 9/1/10 (c).......  $      95,000      $    101,802
Mirant Americas Generation
 LLC
 8.30%, due 5/1/11 (e).......         45,000            37,237
 8.50%, due 10/1/21 (e)......        165,000           136,537
 9.125%, due 5/1/31 (e)......         45,000            37,237
TECO Energy, Inc.
 7.20%, due 5/1/11...........        145,000           146,088
                                                  ------------
                                                       964,074
                                                  ------------
ELECTRICAL EQUIPMENT (0.0%) (b)
Emerson Electric Co.
 6.00%, due 8/15/32..........         50,000            50,475
                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
ON Semiconductor Corp.
 13.00%, due 5/15/08.........         90,000           104,400
                                                  ------------

ENERGY EQUIPMENT & SERVICES (0.6%)
El Paso Natural Gas Co.
 7.50%, due 11/15/26.........         45,000            40,050
 Series A
 7.625%, due 8/1/10..........        185,000           183,150
Entergy-Koch L.P.
 3.65%, due 8/20/06 (c)......        140,000           140,949
Grant Prideco, Inc.
 Series B
 9.625%, due 12/1/07.........        160,000           176,000
Kaneb Pipe Line Operating
 Partnership L.P.
 5.875%, due 6/1/13..........         75,000            74,477
Parker Drilling Co.
 Series B
 10.125%, due 11/15/09.......         95,000            99,275
                                                  ------------
                                                       713,901
                                                  ------------
FOOD & STAPLES RETAILING (0.2%)
Fred Meyer, Inc.
 7.375%, due 3/1/05..........         95,000           101,471
Safeway, Inc.
 4.125%, due 11/1/08.........         70,000            69,762
Wal-Mart Stores, Inc.
 4.55%, due 5/1/13...........        110,000           108,046
                                                  ------------
                                                       279,279
                                                  ------------
FOOD PRODUCTS (0.4%)
Seminis, Inc.
 10.25%, due 10/1/13 (c).....         90,000            96,300
Swift & Co.
 10.125%, due 10/1/09........        175,000           196,875
 12.50%, due 1/1/10 (c)......        170,000           192,950
                                                  ------------
                                                       486,125
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)

GAS UTILITIES (0.8%)
ANR Pipeline, Inc.
 7.00%, due 6/1/25...........  $      70,000      $     70,175
 9.625%, due 11/1/21.........        325,000           367,250
Southern Natural Gas Co.
 7.35%, due 2/15/31..........        150,000           141,750
Transcontinental Gas Pipeline
 Corp.
 Series B
 7.00%, due 8/15/11..........        130,000           138,775
 7.25%, due 12/1/26..........        150,000           152,250
 Series B
 8.875%, due 7/15/12.........         65,000            76,050
                                                  ------------
                                                       946,250
                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
dj Orthopedics LLC
 12.625%, due 6/15/09........         82,000            91,020
Fisher Scientific
 International, Inc.
 8.00%, due 9/1/13 (c).......        235,000           252,625
 8.125%, due 5/1/12..........         45,000            48,375
                                                  ------------
                                                       392,020
                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (1.9%)
Ardent Health Services
 10.00%, due 8/15/13 (c).....        140,000           149,800
Harborside Healthcare Corp.
 (zero coupon), due 8/1/07
 15.00%, beginning 8/1/04
 (d)(j)......................        299,000           104,650
HCA, Inc.
 7.50%, due 11/15/95.........        466,000           434,166
Highmark, Inc.
 6.80%, due 8/15/13 (c)......        235,000           251,077
Medco Health Solutions, Inc.
 7.25%, due 8/15/13..........         60,000            63,835
National Nephrology
 Associates, Inc.
 9.00%, due 11/1/11 (c)......         75,000            77,437
QuadraMed Corp.
 10.00%, due 4/1/08 (c)(n)...        178,188           153,242
Quest Diagnostics, Inc.
 6.75%, due 7/12/06..........        220,000           241,377
Quintiles Transnational Corp.
 10.00%, due 10/1/13 (c).....        330,000           348,150
Team Health, Inc.
 Series B
 12.00%, due 3/15/09.........        149,000           158,685
Tenet Healthcare Corp.
 6.875%, due 11/15/31........        255,000           224,400
                                                  ------------
                                                     2,206,819
                                                  ------------
HOTELS, RESTAURANTS & LEISURE (1.3%)
Chumash Casino & Resort
 Enterprise
 9.00%, due 7/15/10 (c)......        200,000           219,000
FRI-MRD Corp.
 12.00%, due 1/31/05
 (d)(i)(j)(l)................        246,817           103,663

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------

HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Hilton Hotels Corp.
 7.625%, due 5/15/08.........  $     244,000      $    268,705
Jacobs Entertainment, Inc.
 11.875%, due 2/1/09.........         95,000           102,719
Park Place Entertainment
 Corp.
 8.875%, due 9/15/08.........         35,000            38,894
President Casinos, Inc.
 12.00%, due 9/15/04
 (c)(d)(e)(l)................         32,000            22,400
 13.00%, due 9/15/04
 (e)(l)......................         72,000            34,200
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15........        172,000           182,320
Vail Resorts, Inc.
 8.75%, due 5/15/09..........        201,342           211,661
Venetian Casino Resort LLC
 11.00%, due 6/15/10.........        210,000           242,288
Wheeling Island Gaming, Inc.
 10.125%, due 12/15/09.......         70,000            72,100
                                                  ------------
                                                     1,497,950
                                                  ------------
HOUSEHOLD DURABLES (0.2%)
Foamex L.P.
 10.75%, due 4/1/09..........        225,000           198,000
                                                  ------------

INSURANCE (0.6%)
Crum & Forster Holding Corp.
 10.375%, due 6/15/13 (c)....        220,000           236,500
Fremont General Corp.
 Series B
 7.875%, due 3/17/09.........        255,000           255,000
Fund American Cos., Inc.
 5.875%, due 5/15/13.........        140,000           139,830
Lumbermens Mutual Casualty
 Co.
 8.45%, due 12/1/97 (c)(e)...         35,000             1,750
 9.15%, due 7/1/26 (c)(e)....        535,000            26,750
                                                  ------------
                                                       659,830
                                                  ------------
INTERNET SOFTWARE & SERVICES (0.1%)
Globix Corp.
 11.00%, due 5/1/08
 (c)(d)(i)...................         87,049            73,992
                                                  ------------

IT SERVICES (0.2%)
Unisys Corp.
 6.875%, due 3/15/10.........        175,000           185,938
 7.25%, due 1/15/05..........         30,000            31,350
                                                  ------------
                                                       217,288
                                                  ------------
MACHINERY (0.5%)
Deere & Co.
 7.85%, due 5/15/10..........         95,000           114,405
Mark IV Industries, Inc.
 7.50%, due 9/1/07...........        414,000           351,900

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)

MACHINERY (CONTINUED)
Titan Wheel International,
 Inc.
 8.75%, due 4/1/07...........  $     170,000      $    100,300
                                                  ------------
                                                       566,605
                                                  ------------
MEDIA (3.2%)
Adelphia Communications Corp.
 Series B
 9.25%, due 10/1/04 (e)......         20,000            16,100
 10.25%, due 11/1/06 (e).....        155,000           124,775
 10.25%, due 6/15/11 (e).....        165,000           138,600
Comcast Cable Communications,
 Inc.
 8.875%, due 5/1/17..........        150,000           189,800
FrontierVision Holdings, L.P.
 11.875%, due 9/15/07 (e)....         60,000            60,075
 Series B
 11.875%, due 9/15/07 (e)....         85,000            85,106
FrontierVision Operating
 Partners L.P.
 11.00%, due 10/15/06 (e)....        389,000           401,156
Garden State Newspapers, Inc.
 Series B
 8.75%, due 10/1/09..........        220,000           226,875
General Media, Inc.
 15.00%, due 3/29/04
 (d)(e)(m2)..................             44            19,360
Hollinger Participation Trust
 12.125%, due 11/15/10
 (c)(i)......................        145,234           168,471
Houghton Mifflin Co.
 7.20%, due 3/15/11..........        135,000           142,425
Liberty Media Corp.
 3.50%, due 9/25/06..........         50,000            49,379
Morris Publishing Group, Inc.
 7.00%, due 8/1/13 (c).......        220,000           224,400
Paxson Communications Corp.
 (zero coupon), due 1/15/09
 12.25%, beginning 1/15/06...        455,000           382,200
Radio Unica Corp.
 11.75%, due 8/1/06 (e)......        226,000           148,595
Radio One, Inc.
 Series B
 8.875%, due 7/1/11..........        180,000           198,000
Time Warner, Inc.
 6.875%, due 6/15/18.........         70,000            75,325
 8.05%, due 1/15/16..........         95,000           111,290
Time Warner Entertainment Co.
 10.15%, due 5/1/12..........        498,000           659,747
Vertis, Inc.
 9.75%, due 4/1/09 (c).......        120,000           127,500
Ziff Davis Media, Inc.
 Series B
 13.00%, due 8/12/09 (i).....        175,506           157,955
                                                  ------------
                                                     3,707,134
                                                  ------------

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
METALS & MINING (0.8%)
AK Steel Corp.
 7.75%, due 6/15/12..........  $     275,000      $    187,000
Allegheny Technologies, Inc.
 8.375%, due 12/15/11........        185,000           151,700
Commonwealth Industries, Inc.
 10.75%, due 10/1/06.........        293,000           295,930
Ormet Corp.
 11.00%, due 8/15/08
 (c)(e)......................        172,000            39,560
United States Steel LLC
 10.75%, due 8/1/08..........        225,000           246,938
                                                  ------------
                                                       921,128
                                                  ------------
MULTILINE RETAIL (0.3%)
Target Corp.
 6.35%, due 11/1/32..........        150,000           157,172
 8.60%, due 1/15/12..........        125,000           155,740
                                                  ------------
                                                       312,912
                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (1.7%)
AES Corp. (The)
 9.00%, due 5/15/15 (c)......        335,000           358,450
 10.00%, due 7/15/05 (c).....         94,344            97,175
Calpine Corp.
 7.625%, due 4/15/06.........        115,000            93,150
 7.75%, due 4/15/09..........        110,000            76,450
 8.25%, due 8/15/05..........         35,000            31,500
 8.50%, due 7/15/10 (c)......        410,000           375,150
PG&E National Energy Group,
 Inc.
 10.375%, due 5/16/11 (e)....        411,000           263,040
PSE&G Power LLC
 6.875%, due 4/15/06.........        250,000           273,728
Reliant Resources, Inc.
 9.25%, due 7/15/10 (c)......         80,000            71,600
Salton Sea Funding Corp.
 Series B
 7.37%, due 5/30/05..........         69,123            70,505
Westar Energy, Inc.
 6.875%, due 8/1/04..........        190,000           196,413
 7.875%, due 5/1/07..........         70,000            78,838
                                                  ------------
                                                     1,985,999
                                                  ------------
OIL & GAS (2.9%)
Comstock Resources, Inc.
 11.25%, due 5/1/07..........        170,000           184,450
Continental Resources, Inc.
 10.25%, due 8/1/08..........        175,000           171,937
Dynegy Holdings, Inc.
 9.875%, due 7/15/10 (c).....        240,000           258,000
 10.125%, due 7/15/13 (c)....        115,000           124,775
El Paso Corp.
 7.80%, due 8/1/31...........        150,000           113,625
El Paso Production Holding
 Co.
 7.75%, due 6/1/13 (c).......        385,000           369,600
Encore Acquisition Co.
 8.375%, due 6/15/12.........        200,000           214,000

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)

OIL & GAS (CONTINUED)
Energy Corp. of America
 Series A
 9.50%, due 5/15/07..........  $     294,000      $    209,475
Kern River Funding Corp.
 4.893%, due 4/30/18 (c).....        269,402           264,294
Newfield Exploration Co.
 7.625%, due 3/1/11..........         15,000            16,425
 8.375%, due 8/15/12.........         15,000            16,575
Petro Stopping Centers
 Holdings L.P.
 Series B
 (zero coupon), due 8/1/08
 15.00%, beginning 8/1/04....        103,000            72,100
Plains Exploration &
 Production Co.
 Series B
 8.75%, due 7/1/12...........        100,000           109,000
Tennessee Gas Pipeline Co.
 7.00%, due 3/15/27..........        180,000           182,700
 7.625%, due 4/1/37..........        130,000           121,550
 8.375%, due 6/15/32.........        150,000           151,875
Tosco Corp.
 8.125%, due 2/15/30.........        130,000           163,230
Vintage Petroleum, Inc.
 7.875%, due 5/15/11.........        135,000           142,763
 8.25%, due 5/1/12...........        370,000           405,150
Westport Resources Corp.
 8.25%, due 11/1/11..........         55,000            60,638
                                                  ------------
                                                     3,352,162
                                                  ------------
PAPER & FOREST PRODUCTS (1.0%)
Georgia-Pacific Corp.
 7.25%, due 6/1/28...........         80,000            72,800
 7.375%, due 12/1/25.........         65,000            59,312
 7.75%, due 11/15/29.........         45,000            42,525
 8.875%, due 2/1/10..........        190,000           217,075
 8.875%, due 5/15/31.........        305,000           324,062
 9.375%, due 2/1/13..........        100,000           115,000
Fort James Corp.
 4.75%, due 6/29/04..........  E     100,000           115,959
Pope & Talbot, Inc.
 8.375%, due 6/1/13..........  $     212,000           206,700
                                                  ------------
                                                     1,153,433
                                                  ------------
PERSONAL PRODUCTS (0.1%)
Estee Lauder Cos., Inc.
 5.75%, due 10/15/33.........         75,000            73,111
                                                  ------------

REAL ESTATE (0.9%)
CB Richard Ellis Services,
 Inc.
 11.25%, due 6/15/11.........        244,000           273,585
CBRE Escrow, Inc.
 9.75%, due 5/15/10 (c)......        135,000           145,800
Crescent Real Estate Equities
 L.P.
 7.50%, due 9/15/07..........        310,000           317,750

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------

REAL ESTATE (CONTINUED)
OMEGA Healthcare Investors,
 Inc.
 6.95%, due 8/1/07...........  $     280,000      $    270,200
                                                  ------------
                                                     1,007,335
                                                  ------------
SPECIALTY RETAIL (0.2%)
Rent-Way, Inc.
 11.875%, due 6/15/10 (c)....        170,000           182,113
                                                  ------------

THRIFTS & MORTGAGE FINANCE (0.2%)
Washington Mutual, Inc.
 4.00%, due 1/15/09..........        200,000           198,420
                                                  ------------

TOBACCO (0.3%)
Commonwealth Brands, Inc.
 9.75%, due 4/15/08 (c)......        150,000           165,000
 10.625%, due 9/1/08 (c).....        160,000           174,400
                                                  ------------
                                                       339,400
                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
Alamosa (Delaware), Inc.
 12.50%, due 2/1/11..........        146,000           140,160
Alamosa PCS Holdings, Inc.
 (zero coupon), due 2/15/10
 12.875%, beginning
 2/15/05.....................        151,000           117,780
AT&T Wireless Services, Inc.
 8.75%, due 3/1/31...........        105,000           126,267
Loral CyberStar, Inc.
 10.00%, due 7/15/06 (e).....        233,000           175,915
                                                  ------------
                                                       560,122
                                                  ------------
Total Corporate Bonds
 (Cost $36,177,711)..........                       37,906,411
                                                  ------------
CORPORATE BONDS--FOREIGN (10.2%)

AUSTRALIA (0.4%)
BHP Finance USA Ltd.
 4.80%, due 4/15/13..........  $     145,000           144,291
Burns Philp Capital Property
 Ltd.
 10.75%, due 2/15/11 (c).....        265,000           279,575
                                                  ------------
                                                       423,866
                                                  ------------
BRAZIL (0.4%)
CIA Brasileira de Bebidas
 10.50%, due 12/15/11........  $     370,000           419,025
                                                  ------------

CANADA (1.7%)
Baytex Energy Ltd.
 9.625%, due 7/15/10.........  $     104,000           108,680
Calpine Canada Energy Finance
 8.50%, due 5/1/08...........        426,000           313,110
Canadian Housing Trust
 3.70%, due 9/15/08 (c)......  C$    575,000           427,281


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS--FOREIGN (CONTINUED)

CANADA (CONTINUED)
Hollinger, Inc.
 11.875%, due 3/1/11 (c).....  $     215,000      $    236,500
Inco Ltd.
 5.70%, due 10/15/15.........         70,000            70,900
MBNA Canada Bank
 6.625%, due 11/23/07........  C$    300,000           243,430
Nortel Networks Ltd.
 6.125%, due 2/15/06.........  $      55,000            56,306
Quebecor Media, Inc.
 (zero coupon), due 7/15/11
 13.75%, beginning 7/15/06...        286,000           247,390
 11.125%, due 7/15/11........         72,000            82,800
Sun Media Corp.
 7.625%, due 2/15/13.........        210,000           224,700
                                                  ------------
                                                     2,011,097
                                                  ------------
CAYMAN ISLANDS (0.7%)
AES Drax Holdings Ltd.
 Series B
 10.41%, due 12/31/20 (e)....  $     180,000           141,300
Principal Financial Global
 Funding LLC
 Series E, Tranche 1
 5.875%, due 6/8/09..........  L     225,000           382,947
Nextel International, Inc.
 (zero coupon), due 11/1/09
 13.00%, beginning 11/1/04
 (d).........................  $     231,389           238,331
                                                  ------------
                                                       762,578
                                                  ------------
CHILE (0.2%)
Corporacion Nacional del
 Cobre-Codelco, Inc.
 5.50%, due 10/15/13 (c).....  $      55,000            55,249
Empresa Nacional de Petroleo
 6.75%, due 11/15/12 (c).....        200,000           215,387
                                                  ------------
                                                       270,636
                                                  ------------
DENMARK (0.6%)
Realkredit Danmark
 6.00%, due 10/1/29..........  DK  4,526,518           719,551
                                                  ------------
FRANCE (1.1%)
Crown Euro Holdings S.A.
 9.50%, due 3/1/11...........  $     350,000           388,500
 10.875%, due 3/1/13.........        215,000           245,100
Vivendi Universal S.A.
 6.25%, due 7/15/08 (c)......  E     125,000           152,578
 6.25%, due 7/15/08 (c)......  $      70,000            73,150
 9.25%, due 4/15/10 (c)......        370,000           430,125
                                                  ------------
                                                     1,289,453
                                                  ------------

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
GERMANY (0.8%)
Kreditanstalt fuer
 Wiederaufbau
 Series INTL
 4.75%, due 8/18/06..........  E     724,000      $    877,156
                                                  ------------

ISLE OF MAN (0.1%)
Navigator Gas Transport PLC
 10.50%, due 6/30/07
 (c)(d)(e)...................  $     362,000           126,700
                                                  ------------

KAZAKHSTAN (0.3%)
Kazkommerts International
 B.V.
 8.50%, due 4/16/13 (c)......  $     400,000           396,000
                                                  ------------

LUXEMBURG (0.5%)
Millicom International
 Cellular S.A.
 11.00%, due 6/1/06 (c)......  $     377,000           385,483
Mobile Telesystems Finance
 9.75%, due 1/30/08 (c)......        150,000           159,375
                                                  ------------
                                                       544,858
                                                  ------------
MAURITIUS (0.0%) (b)
MEI Euro Finance Ltd.
 8.75%, due 5/22/10 (c)......  $     105,000           106,575
                                                  ------------

MEXICO (0.6%)
Grupo Transportacion
 Ferroviaria Mexicana, S.A.
 de C.V.
 12.50%, due 6/15/12.........  $     300,000           330,000
Telefonos de Mexico S.A. de
 C.V.
 8.25%, due 1/26/06..........        230,000           254,438
Vitro S.A. de C.V.
 11.75%, due 11/1/13 (c).....         75,000            72,563
                                                  ------------
                                                       657,001
                                                  ------------
NETHERLANDS (0.3%)
Coca-Cola HBC Finance B.V.
 5.125%, due 9/17/13 (c).....  $      50,000            50,016
Mobifon Holdings B.V.
 12.50%, due 7/31/10 (c).....         60,000            66,150
Sealed Air Finance LLC
 5.625%, due 7/19/06.........  E     150,000           179,606
                                                  ------------
                                                       295,772
                                                  ------------
RUSSIA (0.6%)
AO Siberian Oil Co.
 11.50%, due 2/13/07.........  $     100,000           107,500
Gazprom Oao
 9.625%, due 3/1/13 (c)......        160,000           173,600
Tyumen Oil Co.
 11.00%, due 11/6/07 (c).....        250,000           282,500
VimpelCom B.V.
 10.45%, due 4/26/05 (c).....         60,000            63,375

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS--FOREIGN (CONTINUED)

RUSSIA (CONTINUED)
Wimm-Bill-Dann Foods OJSC
 8.50%, due 5/21/08 (c)......  $     100,000      $    102,250
                                                  ------------
                                                       729,225
                                                  ------------
SINGAPORE (0.3%)
PSA Corp. Ltd.
 7.125%, due 8/1/05 (c)......  $     190,000           206,670
Singapore Powerassets Ltd.
 5.00%, due 10/22/13 (c).....        175,000           174,453
                                                  ------------
                                                       381,123
                                                  ------------
SUPRANATIONAL (0.6%)
European Investment Bank
 Series E
 2.125%, due 9/20/07.........  Y  50,000,000           482,522
Jafra Cosmetics
 International, Inc.
 10.75%, due 5/15/11.........  $     170,000           187,000
                                                  ------------
                                                       669,522
                                                  ------------
SWEDEN (0.2%)
Stena AB
 9.625%, due 12/1/12.........  $     200,000           218,000
                                                  ------------

UKRAINE (0.2%)
Kyivstar GSM
 12.75%, due 11/21/05 (c)....  $     250,000           278,125
                                                  ------------

UNITED KINGDOM (0.6%)
HSBC Holdings PLC
 Tier II
 5.25%, due 12/12/12.........  $      20,000            20,302
Marconi Corp. PLC
 8.00%, due 4/30/08..........        128,439           125,228
 10.00%, due 10/31/08........         16,685            17,936
Vodafone Group PLC
 3.95%, due 1/30/08..........         85,000            86,065
 5.00%, due 12/16/13.........        390,000           384,174
                                                  ------------
                                                       633,705
                                                  ------------
Total Corporate
 Bonds--Foreign
 (Cost $11,257,248)..........                       11,809,968
                                                  ------------
FOREIGN GOVERNMENT BONDS (19.5%)

AUSTRALIA (0.4%)
Australian Government
 Series 808
 8.75%, due 8/15/08 (o)......  A$    585,000           467,639
                                                  ------------

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
AUSTRIA (0.1%)
Republic of Austria
 Series 2
 4.65%, due 1/15/18..........  E     143,000      $    166,131
                                                  ------------

BRAZIL (0.9%)
Republic of Brazil
 Series 11BR
 4.75%, due 4/10/07..........  Y  25,000,000           214,625
 Series 20 year
 8.00%, due 4/15/14..........  $     738,846           687,570
 9.25%, due 10/22/10.........        100,000            99,700
                                                  ------------
                                                     1,001,895
                                                  ------------
BELGIUM (1.2%)
Kingdom of Belgium
 Series 42
 3.00%, due 9/28/08..........  E     825,000           932,022
 Series 36
 5.00%, due 9/28/11..........        400,000           491,515
                                                  ------------
                                                     1,423,537
                                                  ------------
CANADA (0.7%)
Canadian Government
 4.25%, due 9/1/08...........  C$    365,000           279,500
 5.75%, due 6/1/33 (o).......        550,000           442,879
Province of Quebec
 5.00%, due 7/17/09..........  $      80,000            84,216
                                                  ------------
                                                       806,595
                                                  ------------
DENMARK (0.6%)
Kingdom of Denmark
 5.00%, due 11/15/13.........  DK  4,000,000           650,726
                                                  ------------

EL SALVADOR (0.2%)
Republic of El Salvador
 7.75%, due 1/24/23 (c)......  $     250,000           257,813
                                                  ------------

FRANCE (0.4%)
French Treasury Note
 4.75%, due 7/12/07..........  E     400,000           487,876
                                                  ------------

GERMANY (4.6%)
Republic of Deutschland
Series 99
 3.75%, due 1/4/09 (o).......  E   1,750,000         2,043,986
 Series 132
 4.125%, due 8/27/04.........        245,000           289,084
 Series 01
 5.00%, due 7/4/11...........        850,000         1,044,870
 Series 98
 5.25%, due 1/4/08...........        704,000           873,151
 5.375%, due 1/4/10..........        450,000           565,545

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
FOREIGN GOVERNMENT BONDS (CONTINUED)

GERMANY (CONTINUED)

Republic of Deutschland (Continued)
 Series 00
 6.25%, due 1/4/30...........  E     350,000      $    481,338
                                                  ------------
                                                     5,297,974
                                                  ------------
GREECE (0.4%)
Hellenic Republic
 5.90%, due 10/22/22.........  E     406,000           521,480
                                                  ------------
ITALY (2.0%)
Buoni Poliennali del Tesoro
 5.25%, due 12/15/05.........  E     321,000           391,752
 5.50%, due 11/1/10..........        865,000         1,092,873
 6.50%, due 11/1/27..........        372,000           519,891
Republic of Italy
 3.80%, due 3/27/08..........  Y  30,000,000           310,424
                                                  ------------
                                                     2,314,940
                                                  ------------
JAPAN (1.8%)
Development Bank of Japan
 Series INTL
 1.05%, due 6/20/23..........  Y  41,000,000           320,431
 1.75%, due 6/21/10..........     68,000,000           650,241
Japan Finance Corp. for
 Municipal Enterprises
 Series INTL
 1.55%, due 2/21/12 (o)......    120,000,000         1,115,548
                                                  ------------
                                                     2,086,220
                                                  ------------
MEXICO (0.0%) (b)
United Mexican States
 4.625%, due 10/8/08.........  $      15,000            15,038
 6.625%, due 3/3/15..........         35,000            35,963
                                                  ------------
                                                        51,001
                                                  ------------
NETHERLANDS (0.7%)
Netherlands Government
 3.75%, due 7/15/09..........  E     634,000           736,435
                                                  ------------
PANAMA (0.3%)
Republic of Panama
 8.25%, due 4/22/08..........  $     350,000           387,625
                                                  ------------

PHILIPPINES (0.2%)
Republic of Philippines
 9.875%, due 1/15/19.........  $     200,000           207,500
                                                  ------------

PORTUGAL (0.3%)
Portugal Obrigacoes do
 Tesouro OT
 3.00%, due 7/17/06..........  E     335,000           389,173
                                                  ------------

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
RUSSIA (1.2%)
Russian Federation
 5.00%, due 3/31/30..........  $   1,007,000      $    940,035
 8.25%, due 3/31/10..........        204,000           227,868
 10.00%, due 6/26/07.........        183,000           215,391
                                                  ------------
                                                     1,383,294
                                                  ------------
SOUTH AFRICA (0.4%)
Republic of South Africa
 5.25%, due 5/16/13..........  E     250,000           276,820
 Series 3, Tranche 1
 7.00%, due 4/10/08..........        100,000           127,410
                                                  ------------
                                                       404,230
                                                  ------------
SWEDEN (0.9%)
Swedish Government
 Series 1043
 5.00%, due 1/28/09..........  SK  5,470,000           719,016
 Series 1045
 5.25%, due 3/15/11..........      2,000,000           264,510
                                                  ------------
                                                       983,526
                                                  ------------
TURKEY (0.2%)
Republic of Turkey
 9.875%, due 3/19/08.........  $     200,000           224,000
                                                  ------------

UNITED KINGDOM (1.4%)
United Kingdom Treasury Bond
 4.00%, due 3/7/09 (o).......  L     325,000           527,205
 5.00%, due 3/7/12...........        200,000           338,507
 6.00%, due 12/7/28..........        175,000           345,313
 8.50%, due 12/7/05..........        225,000           411,330
                                                  ------------
                                                     1,622,355
                                                  ------------
VENEZUELA (0.6%)
Republic of Venezuela
 Series DL
 1.875%, due 12/18/07
 (k)(p)......................  $     535,700           494,183
 13.625%, due 8/15/18........        181,000           197,290
                                                  ------------
                                                       691,473
                                                  ------------
Total Foreign Government
 Bonds
 (Cost $21,249,728)..........                       22,563,438
                                                  ------------
LOAN ASSIGNMENT & PARTICIPATION (0.2%)

MULTI-UTILITIES & UNREGULATED POWER (0.2%)
Pacific Gas & Electric Co.
 Bank debt, Revolver
 8.75%, due 12/30/06
 (d)(j)(k)...................        205,000           207,050
                                                  ------------
Total Loan Assignment &
 Participation
 (Cost $199,492).............                          207,050
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
MORTGAGE-BACKED SECURITIES (0.5%)

COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.5%)
Commercial Trust I
 Series 1993-KA Class A2
 7.63%, due 12/15/13 (e).....  $     108,725      $     21,745
Debit Securitized Lease Trust
 Series 1994-K1 Class A2
 8.375%, due 8/15/15.........        174,438            92,452
 Series 1994-K1 Class A3
 8.55%, due 8/15/19..........         33,689            17,855
Fannie Mae Grantor Trust
 Series 2003-T1 Class B
 4.491%, due 11/25/12........        405,000           401,105
                                                  ------------
Total Mortgage-Backed
 Securities
 (Cost $578,056).............                          533,157
                                                  ------------
MUNICIPAL BONDS (0.2%)
IOWA (0.1%)
Tobacco Settlement Financing
 Corp.
 5.30%, due 6/1/25...........         30,000            23,788
 5.60%, due 6/1/35...........         45,000            34,777
                                                  ------------
                                                        58,565
                                                  ------------
NEW JERSEY (0.1%)
Tobacco Settlement Financing
 Corp.
 6.00%, due 6/1/37...........         20,000            16,408
 6.25%, due 6/1/43...........        155,000           129,969
                                                  ------------
                                                       146,377
                                                  ------------
RHODE ISLAND (0.0%) (b)
Tobacco Settlement Financing
 Corp.
 6.25%, due 6/1/42...........         55,000            46,157
                                                  ------------
Total Municipal Bonds
 (Cost $299,431).............                          251,099
                                                  ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (20.0%)

FEDERAL HOME LOAN MORTGAGE CORP
 (MORTGAGE PASS-THROUGH SECURITIES) (1.6%)
 5.00%, due 6/1/33-8/1/33....      1,530,502         1,507,198
 5.50%, due 2/1/33...........        360,572           363,778
                                                  ------------
                                                     1,870,976
                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.2%)
 4.625%, due 5/1/13..........        135,000           129,974
 4.75%, due 1/2/07...........        480,000           503,624
 5.25%, due 8/1/12...........        245,000           248,575
 5.50%, due 5/2/06...........        155,000           165,831
 7.00%, due 7/15/05..........        263,000           285,293
                                                  ------------
                                                     1,333,297
                                                  ------------

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (8.1%)
Federal National Mortgage
 Association
 4.00%, due 9/1/18...........  $     238,421      $    232,368
 4.50%, due 7/1/18...........        625,513           625,378
 4.50%, due 11/18/18 (q).....        795,000           794,006
 5.00%, due 9/1/17-10/1/33...        998,461         1,007,308
 5.50%, due 12/1/16-1/1/17...        471,474           485,589
 5.50%, due 11/13/33-1/14/34
 (q).........................      3,025,000         3,041,517
 6.00%, due 8/1/32...........        308,990           317,285
 6.00%, due 11/13/33-1/14/34
 (q).........................      1,660,000         1,702,548
 6.50%, due 6/1/31-6/1/32....        545,467           566,730
 7.00%, due 2/1/32-4/1/32....        254,811           268,293
 7.50%, due 8/1/31...........        227,757           242,687
                                                  ------------
                                                     9,283,709
                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (0.6%)
 6.00%, due
 4/15/29-8/15/32.............        484,221           500,565
 7.50%, due
 12/15/23-12/15/28...........        196,187           210,285
                                                  ------------
                                                       710,850
                                                  ------------
U.S. TREASURY BONDS (1.7%)
 5.375%, due 2/15/31.........        760,000           785,382
 6.25%, due 8/15/23..........        265,000           299,077
 6.25%, due 5/15/30 (r)......        305,000           348,736
 6.875%, due 8/15/25.........        220,000           266,673
 8.75%, due 8/15/20..........        200,000           284,094
                                                  ------------
                                                     1,983,962
                                                  ------------
U.S. TREASURY NOTES (6.8%)
 3.00%, due 2/15/08..........      1,005,000         1,005,550
 4.375%, due 5/15/07.........      1,100,000         1,163,852
 4.625%, due 5/15/06.........        170,000           180,419
 4.875%, due 2/15/12.........        585,000           617,129
 5.75%, due 11/15/05.........      2,105,000         2,267,809
 5.75%, due 8/15/10..........        660,000           738,272
 6.00%, due 8/15/09..........        220,000           248,755
 6.75%, due 5/15/05..........      1,509,000         1,627,126
                                                  ------------
                                                     7,848,912
                                                  ------------
Total U.S. Government &
 Federal Agencies
 (Cost $22,979,005)..........                       23,031,706
                                                  ------------
YANKEE BONDS (1.9%) (h)

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Call-Net Enterprises, Inc.
 10.625%, due 12/31/08.......        175,895           168,419
                                                  ------------

ENERGY EQUIPMENT & SERVICES (0.4%)
Petroleum Geo-Services ASA
 6.25%, due 11/19/03 (e).....        155,000           120,900
 6.625%, due 3/30/08 (e).....          5,000             3,900

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
YANKEE BONDS (CONTINUED)

ENERGY EQUIPMENT & SERVICES (CONTINUED)
Petroleum Geo-Services ASA (Continued)
 7.125%, due 3/30/28 (e).....  $     305,000      $    237,900
 7.50%, due 3/31/07 (e)......         45,000            35,100
 8.15%, due 7/15/29 (e)......         20,000            15,600
                                                  ------------
                                                       413,400
                                                  ------------
FOREIGN GOVERNMENTS (0.2%)
Financement Quebec
 5.00%, due 10/25/12.........        190,000           193,560
                                                  ------------

INSURANCE (0.2%)
Montpelier Re Holdings Ltd.
 6.125%, due 8/15/13.........        170,000           171,732
                                                  ------------
MARINE (0.2%)
Sea Containers Ltd., Series B
 7.875%, due 2/15/08.........         36,000            33,120
 10.75%, due 10/15/06........        139,000           141,433
                                                  ------------
                                                       174,553
                                                  ------------
MEDIA (0.2%)
Rogers Cable, Inc.
 7.875%, due 5/1/12..........        245,000           269,500
                                                  ------------
METALS & MINING (0.2%)
Algoma Steel, Inc.
 11.00%, due 12/31/09
 (d)(e)......................        234,000           218,790
                                                  ------------

OIL & GAS (0.0%) (B)
YPF Sociedad Anonima
 9.125%, due 2/24/09.........         60,000            64,800
                                                  ------------

PAPER & FOREST PRODUCTS (0.3%)
Doman Industries Ltd.
 12.00%, due 7/1/04 (e)......        305,000           320,250
                                                  ------------

ROAD & RAIL (0.1%)
Grupo Transportacion
 Ferroviaria Mexicana, S.A.
 de C.V.
 11.75%, due 6/15/09.........        150,000           151,125
                                                  ------------
Total Yankee Bonds
 (Cost $1,879,089)...........                        2,146,129
                                                  ------------
Total Long-Term Bonds
 (Cost $99,106,822)..........                      103,298,092
                                                  ------------
                                  SHARES             VALUE
                               -------------------------------
COMMON STOCKS (1.0%)

COMMUNICATIONS EQUIPMENT (0.1%)
Marconi Corp. PLC
 (a)(s)(t)...................          6,026      $    110,276
                                                  ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
Call-Net Enterprises, Inc.
 (a)(u)......................          7,010            29,582
ICO Global Communications
 Holdings Ltd. (a)(d)........         20,419            14,804
UGC Europe, Inc. (a).........          6,625           443,875
                                                  ------------
                                                       488,261
                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (0.0%) (b)
Fountain View, Inc.
 (a)(d)(j)(l)................            110                 1
                                                  ------------

INTERNET SOFTWARE & SERVICES (0.0%) (b)
Globix Corp.
 (a)(d)(j)(l)(v).............          9,129            28,072
                                                  ------------

MACHINERY (0.2%)
Morris Material Handling,
 Inc. (a)(d)(j)(l)...........            886             4,696
Thermadyne Holdings Corp.
 (a)(d)......................         11,719           153,285
                                                  ------------
                                                       157,981
                                                  ------------
METALS & MINING (0.1%)
Algoma Steel, Inc. (a)(u)....         21,046            58,760
Neenah Foundry Co.
 (a)(c)(d)...................         42,445            21,223
                                                  ------------
                                                        79,983
                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Minorplanet Systems USA, Inc.
 (a).........................         83,459            44,233
NEON Communications, Inc.
 (a)(d)(j)(l)................         17,266            21,583
NII Holdings, Inc. (a)(d)....          2,718           209,531
                                                  ------------
                                                       275,347
                                                  ------------
Total Common Stocks
 (Cost $1,388,767)...........                        1,139,921
                                                  ------------
CONVERTIBLE PREFERRED STOCKS (0.0%) (b)

DIVERSIFIED FINANCIAL SERVICES (0.0%) (b)
Pacific & Atlantic
 (Holdings), Inc.
 7.50%, Class A
 (d)(i)(j)(l)................            898                 9
                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
NEON Communications, Inc.
 12.00% (a)(d)(i)(j)(l)......          1,882            21,173
                                                  ------------
Total Convertible Preferred
 Stocks
 (Cost $20,970)..............                           21,182
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  SHARES             VALUE
                               -------------------------------
PREFERRED STOCKS (0.6%)

MEDIA (0.1%)
Paxson Communications Corp.
 13.25% (i)..................             12      $    113,176
Ziff Davis Media, Inc.
 10.00%, Series E-1
 (a)(d)(l)...................             48               408
                                                  ------------
                                                       113,584
                                                  ------------
REAL ESTATE (0.5%)
Sovereign Real Estate
 Investment Corp.
 12.00%, Class A (c).........            358           533,420
                                                  ------------
Total Preferred Stocks
 (Cost $427,948).............                          647,004
                                                  ------------
WARRANTS (0.1%)
DIVERSIFIED FINANCIAL SERVICES (0.0%) (b)
ASAT Finance LLC
 Strike Price $18.60
 Expire 11/1/06 (a)(c)(d)....            175               263
                                                  ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (b)
ICO Global Communications
 Holdings Ltd.
 Strike Price $60.00
 Expire 5/16/06 (a)(d).......          5,128                51
                                                  ------------

HEALTH CARE PROVIDERS & SERVICES (0.1%)
Harborside Healthcare Corp.
 Class A
 Strike Price $0.01
 Expire 8/1/09 (a)(d)(j).....          5,531                55
QuadraMed Corp.
 Strike Price $0.01
 Expire 4/1/08 (a)(c)(d).....         27,862            68,819
                                                  ------------
                                                        68,874
                                                  ------------
MEDIA (0.0%) (b)
Ono Finance PLC
 Strike Price $0.01
 Expire 2/15/11 (a)(c)(d)....            405                 4
Ziff Davis Media, Inc.
 Strike Price $0.001
 Expire 8/12/12 (a)(c).......          8,954                90
                                                  ------------
                                                            94
                                                  ------------
METALS & MINING (0.0%) (b)
Neenah Foundry Co.
 Strike Price $0.01
 Expire 10/17/13 (a)(c)(d)...         42,051            20,604
                                                  ------------

                                  SHARES             VALUE
                               -------------------------------
TOBACCO (0.0%) (b)
North Atlantic Trading Co.
 Strike Price $0.01
 Expire 6/15/07
 (a)(c)(d)(l)................             16      $          1
                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
NEON Communications, Inc.
 Strike Price $0.01
 Expire 12/2/12
 (a)(d)(j)(l)................         17,266               173
 Class A
 Strike Price $0.01
 Expire 12/2/12
 (a)(d)(j)(l)................          9,411            11,764
 Redeemable Preferred
 Strike Price $0.01
 Expire 12/2/12
 (a)(d)(j)(l)................         11,293               113
Ubiquitel Operating Co.
 Strike Price $22.74
 Expire 4/15/10 (a)(c)(d)....            225                 2
                                                  ------------
                                                        12,052
                                                  ------------
Total Warrants
 (Cost $116,367).............                          101,939
                                                  ------------
                                 NOTIONAL
                                  AMOUNT
                               -------------
PURCHASED OPTION (0.0%) (b)

UNITED STATES (0.0%) (b)
Japanese Yen Call/U.S. Dollar
 Put
 Strike Price $110
 Expire 1/7/04 (l)...........  $   3,000,000            15,000
                                                  ------------
Total Purchased Option
 (Cost $24,600)..............                           15,000
                                                  ------------
                                 PRINCIPAL
                                  AMOUNT
                               -------------
SHORT-TERM INVESTMENTS (11.9%)

COMMERCIAL PAPER (9.1%)
American Express Credit Corp.
 1.02%, due 11/4/03..........  $   1,335,000         1,334,887
Federal National Mortgage
 Association
 0.95%, due 11/3/03..........      2,000,000         1,999,894
 1.00%, due 11/5/03..........        905,000           904,899
Freddie Mac Discount Note
 1.01%, due 11/6/03..........        150,000           149,979
General Electric Capital
 Corp.
 1.04%, due 11/13/03.........      1,650,000         1,649,428
 1.04%, due 12/10/03.........        600,000           599,324
 1.05%, due 11/12/03.........        680,000           679,782

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

COMMERCIAL PAPER (CONTINUED)
UBS Finance Delaware LLC
 1.03%, due 11/3/03..........  $   3,155,000      $  3,154,819
                                                  ------------
Total Commercial Paper
 (Cost $10,473,012)..........                       10,473,012
                                                  ------------
                                  SHARES
                               -------------
INVESTMENT COMPANY (2.7%)
Merrill Lynch Premier
 Institutional Fund..........      3,168,702         3,168,702
                                                  ------------
Total Investment Company
 (Cost $3,168,702)...........                        3,168,702
                                                  ------------
                                 PRINCIPAL
                                  AMOUNT
                               -------------
SHORT-TERM LOAN ASSIGNMENT & PARTICIPATION (0.1%)
BUILDING PRODUCTS (0.1%)
Owens Corning, Inc.
 Bank debt, Revolver
 3.62%, due 1/1/04
 (d)(e)(j)(k)................  $     235,552           154,679
                                                  ------------
Total Short-Term Loan
 Assignment & Participation
 (Cost $159,706).............                          154,679
                                                  ------------
Total Short-Term Investments
 (Cost $13,801,420)..........                       13,796,393
                                                  ------------
Total Investments
 (Cost $114,886,894) (w).....          103.1%      119,019,531(x)
Liabilities in Excess of
 Cash and Other Assets.......           (3.1)       (3,605,271)
                               -------------      ------------
Net Assets...................          100.0%     $115,414,260
                               =============      ============

-------
(a)   Non-income producing security.
(b)   Less than one tenth of a percent.
(c)   May be sold to institutional investors only.
(d)   Illiquid security.
(e)   Issue in default.
(f)   Issue in bankruptcy.
(g)   Partially segregated as collateral for unfunded loan
      commitments.
(h)   Yankee bond--Dollar-denominated bonds issued in the
      United States by foreign banks and corporations.
(i)   PIK ("Payment in Kind")--Dividend payment is made with
      additional securities.
(j)   Restricted security.
(k)   Floating rate. Rate shown is the rate in effect at
      October 31, 2003.
(l)   Fair valued security.
(m1)  362 Units--Each unit reflects $1,000 principal amount
      of 13.875% Senior Notes plus 1 warrant to acquire
      19.9718 shares of common stock at $0.01 per share at a
      future date.
(m2)  44 Units--Each unit reflects $1,000 principal amount of
      15.00% Senior Secured Notes plus 0.9123 shares of
      Series A preferred stock.
(n)   CIK ("Cash in Kind")--Interest payment is made with
      cash or additional securities.
(o)   Partially segregated for foreign currency forward
      contracts.
(p)   Brady bond.
(q)   TBA: Securities purchased on a forward commitment basis
      with an approximate principal amount and maturity date.
      The actual amount and the maturity date will be
      determined upon settlement. The market value of these
      securities at October 31, 2003 is $5,538,071.
(r)   Segregated as collateral for TBA.
(s)   ADR--American Depositary Receipt.
(t)   British security.
(u)   Canadian security.
(v)   An affiliate.
(w)   The cost for federal income tax purposes is
      $115,728,424.
(x)   At October 31, 2003, net unrealized appreciation was
      $3,291,107 based on cost for federal income tax
      purposes. This consisted of aggregate gross unrealized
      appreciation for all investments on which there was an
      excess of market value over cost of $6,342,388 and
      aggregate gross unrealized depreciation for all
      investments on which there was an excess of cost over
      market value of $3,051,281.

      The following abbreviations are used in the above portfolio: A$--Australian Dollar.
       C$--Canadian Dollar.
       DK--Danish Krone.
       E--Euro.
       Y--Japanese Yen.
       L--Pound Sterling.
       SK--Swedish Krona.
       $--U.S. Dollar.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2003

ASSETS:
Investment in securities, at value (identified cost
  $114,886,894).............................................       $119,019,531
Cash denominated in foreign currencies (identified cost
  $189,082).................................................            187,748
Cash........................................................            924,119
Receivables:
  Investment securities sold................................          5,412,261
  Dividends and interest....................................          1,842,992
  Fund shares sold..........................................            226,191
Unrealized appreciation on foreign currency forward
  contracts.................................................             94,433
Other assets................................................             11,112
                                                                   ------------
        Total assets........................................        127,718,387
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................         11,391,096
  Fund shares redeemed......................................            114,201
  NYLIFE Distributors.......................................             76,831
  Manager...................................................             60,937
  Transfer agent............................................             49,997
  Custodian.................................................              7,023
  Trustees..................................................              1,307
Accrued expenses............................................             88,716
Unrealized depreciation on foreign currency forward
  contracts.................................................            346,492
Dividend payable............................................            167,527
                                                                   ------------
        Total liabilities...................................         12,304,127
                                                                   ------------
Net assets..................................................       $115,414,260
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     35,380
  Class B...................................................             84,301
  Class C...................................................             12,078
Additional paid-in capital..................................        118,972,546
Accumulated distributions in excess of net investment
  income....................................................           (191,495)
Accumulated net realized loss on investments................         (7,396,776)
Net unrealized appreciation on investments..................          4,132,637
Net unrealized depreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................           (234,411)
                                                                   ------------
Net assets..................................................       $115,414,260
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 31,042,163
                                                                   ============
Shares of beneficial interest outstanding...................          3,538,010
                                                                   ============
Net asset value per share outstanding.......................       $       8.77
Maximum sales charge (4.50% of offering price)..............               0.41
                                                                   ------------
Maximum offering price per share outstanding................       $       9.18
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 73,798,915
                                                                   ============
Shares of beneficial interest outstanding...................          8,430,101
                                                                   ============
Net asset value and offering price per share outstanding....       $       8.75
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 10,573,182
                                                                   ============
Shares of beneficial interest outstanding...................          1,207,849
                                                                   ============
Net asset value and offering price per share outstanding....       $       8.75
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the period January 1, 2003 through October 31, 2003* and the year ended December 31, 2002

                                                                     2003*            2002
                                                                  -----------      -----------
INVESTMENT INCOME:
Income:
  Dividends (a).............................................      $   107,716      $   133,653
  Interest..................................................        5,603,844        5,952,513
                                                                  -----------      -----------
    Total income............................................        5,711,560        6,086,166
                                                                  -----------      -----------
Expenses:
  Manager...................................................          485,963          432,211
  Distribution--Class B.....................................          408,154          394,929
  Distribution--Class C.....................................           48,116           28,219
  Transfer agent............................................          234,052          212,551
  Service--Class A..........................................           50,418           39,038
  Service--Class B..........................................          136,012          131,643
  Service--Class C..........................................           16,054            9,407
  Professional..............................................           55,152           50,224
  Shareholder communication.................................           42,615           41,009
  Custodian.................................................           32,955           32,993
  Registration..............................................           31,778           29,628
  Recordkeeping.............................................           29,090           27,344
  Trustees..................................................            7,863            7,029
  Miscellaneous.............................................           59,146           63,498
                                                                  -----------      -----------
    Total expenses..........................................        1,637,368        1,499,723
                                                                  -----------      -----------
Net investment income.......................................        4,074,192        4,586,443
                                                                  -----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN
  OPTION AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from:
  Security transactions.....................................         (340,354)      (1,858,141)
  Written option transactions...............................            2,310               --
  Foreign currency transactions.............................          (66,735)        (638,172)
                                                                  -----------      -----------
Net realized loss on investments, written option and foreign
  currency transactions.....................................         (404,779)      (2,496,313)
                                                                  -----------      -----------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................        9,938,561        1,623,073
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......          154,504         (567,638)
                                                                  -----------      -----------
Net unrealized gain (loss) on investments and foreign
  currency transactions.....................................       10,093,065        1,055,435
                                                                  -----------      -----------
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions.............................        9,688,286       (1,440,878)
                                                                  -----------      -----------
Net increase in net assets resulting from operations........      $13,762,478      $ 3,145,565
                                                                  ===========      ===========

-------

 * The Fund changed its fiscal year end from December 31 to October 31.
(a) Dividends recorded net of foreign withholding taxes of $1,316 and $1,618 for 2003 and 2002, respectively.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets for the period January 1, 2003 through October 31, 2003* and the years ended December 31, 2002 and December 31, 2001

                                                                 2003*           2002           2001
                                                              ------------   ------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $  4,074,192   $  4,586,443   $  5,217,275
  Net realized loss on investments and foreign currency
    transactions............................................      (404,779)    (2,496,313)    (1,766,782)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........    10,093,065      1,055,435        647,327
                                                              ------------   ------------   ------------
  Net increase in net assets resulting from operations......    13,762,478      3,145,565      4,097,820
                                                              ------------   ------------   ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................    (1,109,653)      (900,911)    (1,335,438)
    Class B.................................................    (2,669,684)    (2,751,630)    (3,295,728)
    Class C.................................................      (316,816)      (201,027)      (208,471)
  Return of capital:
    Class A.................................................      (219,331)      (310,381)      (160,192)
    Class B.................................................      (527,683)      (947,988)      (395,338)
    Class C.................................................       (62,621)       (69,258)       (25,007)
                                                              ------------   ------------   ------------
      Total dividends and distributions to shareholders.....    (4,905,788)    (5,181,195)    (5,420,174)
                                                              ------------   ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    23,088,926     15,723,507     12,261,031
    Class B.................................................    19,462,094     15,213,789     12,255,374
    Class C.................................................     7,287,483      5,260,534      3,727,065
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................       866,572        792,843      1,117,106
    Class B.................................................     2,236,330      2,515,943      2,598,570
    Class C.................................................       194,953        147,206        101,713
                                                              ------------   ------------   ------------
                                                                53,136,358     39,653,822     32,060,859
  Cost of shares redeemed:
    Class A.................................................   (13,364,688)   (12,848,184)   (16,886,152)
    Class B.................................................    (9,809,849)   (12,009,384)    (9,820,381)
    Class C.................................................    (3,509,989)    (2,379,776)    (3,717,875)
                                                              ------------   ------------   ------------
      Increase in net assets derived from capital share
        transactions........................................    26,451,832     12,416,478      1,636,451
                                                              ------------   ------------   ------------
      Net increase in net assets............................    35,308,522     10,380,848        314,097
NET ASSETS:
Beginning of period.........................................    80,105,738     69,724,890     69,410,793
                                                              ------------   ------------   ------------
End of period...............................................  $115,414,260   $ 80,105,738   $ 69,724,890
                                                              ============   ============   ============
Accumulated distributions in excess of net investment income
  at end of period..........................................  $   (191,495)  $   (274,716)  $   (490,848)
                                                              ============   ============   ============

-------

 * The Fund changed its fiscal year end from December 31 to October 31.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                       Class A
                                                     ----------------------------------------------------------------------------
                                                     January 1, 2003
                                                         through                        Year ended December 31,
                                                       October 31,     ----------------------------------------------------------
                                                          2003*         2002          2001          2000      1999         1998
                                                     ---------------   -------       -------       -------   -------      -------
Net asset value at beginning of period.............      $  7.97       $  8.22       $  8.37       $  9.20   $  9.71      $  9.91
                                                         -------       -------       -------       -------   -------      -------
Net investment income..............................         0.39(a)       0.55(a)       0.67(a)(d)    0.73      0.67         0.60
Net realized and unrealized gain (loss) on
 investments.......................................         0.86         (0.03)        (0.14)(d)     (0.61)    (0.45)       (0.09)
Net realized and unrealized gain (loss) on foreign
 currency transactions.............................         0.01         (0.15)         0.01         (0.26)     0.00(b)     (0.01)
                                                         -------       -------       -------       -------   -------      -------
Total from investment operations...................         1.26          0.37          0.54         (0.14)     0.22         0.50
                                                         -------       -------       -------       -------   -------      -------
Less dividends and distributions:
 From net investment income........................        (0.38)        (0.46)        (0.62)        (0.55)    (0.70)       (0.70)
 From net realized gain on investments.............           --            --            --            --     (0.03)          --
 Return of capital.................................        (0.08)        (0.16)        (0.07)        (0.14)    (0.00)(c)       --
                                                         -------       -------       -------       -------   -------      -------
Total dividends and distributions..................        (0.46)        (0.62)        (0.69)        (0.69)    (0.73)       (0.70)
                                                         -------       -------       -------       -------   -------      -------
Net asset value at end of period...................      $  8.77       $  7.97       $  8.22       $  8.37   $  9.20      $  9.71
                                                         =======       =======       =======       =======   =======      =======
Total investment return (b)........................        16.22%         4.78%         6.62%        (1.57%)    2.30%        5.17%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income...........................         5.59%+        6.95%         7.95%(d)      8.27%     6.97%        6.14%
   Net expenses....................................         1.46%+        1.49%         1.44%         1.47%     1.34%        1.38%
   Expenses (before reimbursement).................         1.46%+        1.49%         1.44%         1.47%     1.34%        1.42%
Portfolio turnover rate............................           80%           84%          141%          187%      244%         325%
Net assets at end of period (in 000's).............      $31,042       $18,297       $15,066       $18,909   $19,922      $21,603

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one cent per share.
(d)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              CLASS A       CLASS B       CLASS C
                                                              -------       -------       -------
Decrease net investment income..............................  ($0.00)(c)    ($0.00)(c)    ($0.00)(c)
Increase net realized and unrealized gains and losses.......    0.00(c)       0.00(c)       0.00(c)
Decrease ratio of net investment income.....................   (0.13%)       (0.13%)       (0.13%)


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                         Class B                                                Class C
    ---------------------------------------------------------------------------------       ---------------
    January 1, 2003                                                                         January 1, 2003
        through                           Year ended December 31,                               through
      October 31,     ---------------------------------------------------------------         October 31,
         2003*         2002          2001          2000          1999          1998              2003*
    ---------------   -------       -------       -------       -------       -------       ---------------
        $  7.95       $  8.20       $  8.36       $  9.19       $  9.70       $  9.91         $     7.95
        -------       -------       -------       -------       -------       -------         ----------
           0.34(a)       0.49(a)       0.61(a)(d)    0.67          0.60          0.54               0.34(a)
           0.86         (0.03)(d)     (0.15)        (0.61)        (0.45)        (0.11)              0.86
           0.01         (0.15)         0.01         (0.26)         0.00(c)      (0.01)              0.01
        -------       -------       -------       -------       -------       -------         ----------
           1.21          0.31          0.47         (0.20)         0.15          0.42               1.21
        -------       -------       -------       -------       -------       -------         ----------
          (0.34)        (0.42)        (0.56)        (0.50)        (0.63)        (0.63)             (0.34)
             --            --            --            --         (0.03)           --                 --
          (0.07)        (0.14)        (0.07)        (0.13)        (0.00)(c)        --              (0.07)
        -------       -------       -------       -------       -------       -------         ----------
          (0.41)        (0.56)        (0.63)        (0.63)        (0.66)        (0.63)             (0.41)
        -------       -------       -------       -------       -------       -------         ----------
        $  8.75       $  7.95       $  8.20       $  8.36       $  9.19       $  9.70         $     8.75
        =======       =======       =======       =======       =======       =======         ==========
          15.55%         3.99%         5.78%        (2.28%)        1.54%         4.35%             15.55%
           4.84%+        6.20%         7.20%(d)      7.52%         6.22%         5.39%              4.84%+
           2.21%+        2.24%         2.19%         2.22%         2.09%         2.13%              2.21%+
           2.21%+        2.24%         2.19%         2.22%         2.09%         2.17%              2.21%+
             80%           84%          141%          187%          244%          325%                80%
        $73,799       $55,842       $51,694       $47,607       $59,645       $66,273         $   10,573

                                    Class C
     ---------------------------------------------------------------------
                                                             September 1**
                  Year ended December 31,                       through
     -------------------------------------------------       December 31,
      2002          2001          2000          1999             1998
     -------       -------       -------       -------       -------------
     $  8.20       $  8.36       $  9.19       $  9.70          $  9.59
     -------       -------       -------       -------          -------
        0.49(a)       0.61(a)(d)    0.67          0.60             0.21
       (0.03)(d)     (0.15)        (0.61)        (0.45)            0.10
       (0.15)         0.01         (0.26)         0.00(c)          0.01
     -------       -------       -------       -------          -------
        0.31          0.47         (0.20)         0.15             0.32
     -------       -------       -------       -------          -------
       (0.42)        (0.56)        (0.50)        (0.63)           (0.21)
          --            --            --         (0.03)              --
       (0.14)        (0.07)        (0.13)        (0.00)(c)           --
     -------       -------       -------       -------          -------
       (0.56)        (0.63)        (0.63)        (0.66)           (0.21)
     -------       -------       -------       -------          -------
     $  7.95       $  8.20       $  8.36       $  9.19          $  9.70
     =======       =======       =======       =======          =======
        3.99%         5.78%        (2.28%)        1.54%            3.41%
        6.20%         7.20%(d)      7.52%         6.22%            5.39%+
        2.24%         2.19%         2.22%         2.09%            2.13%+
        2.24%         2.19%         2.22%         2.09%            2.13%+
          84%          141%          187%          244%             325%
     $ 5,967       $ 2,965       $ 2,895       $   768          $    91


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Income Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on February 28, 1997. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

The Fund also invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to a greater price volatility.

The Fund also invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Notes to Financial Statements

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of business of the Exchange, Options contracts are valued at the last sale price on the market where such options are principally traded. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the

MainStay Strategic Income Fund

possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at October 31, 2003:

                                                          Contract       Contract      Unrealized
                                                           Amount         Amount     Appreciation/
                                                            Sold        Purchased    (Depreciation)
                                                        -------------   ----------   --------------
Foreign Currency Sale Contracts
------------------------------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  11/17/03............................................  A$    264,000   $  186,120     $    (656)
Canadian Dollar vs U.S. Dollar, expiring 1/8/04.......  C$  1,127,000   $  817,455       (33,811)
Euro vs. U.S. Dollar, expiring 12/16/03...............  E   1,302,000   $1,524,642        13,402
Euro vs. U.S. Dollar, expiring 12/16/03...............  E   5,203,935   $5,944,093      (109,550)
Euro vs. U.S. Dollar, expiring 12/19/03...............  E   4,831,706   $5,511,538       (96,150)
Japanese Yen vs. U.S. Dollar, expiring 1/23/04........  Y  29,956,000   $  277,370         4,130
New Zealand Dollar vs. U.S. Dollar, expiring
  11/10/03............................................  NZD   840,000   $  481,320       (33,529)
Pound Sterling vs. U.S. Dollar, expiring 11/14/03.....  L     420,000   $  669,984       (41,967)
Swiss Franc vs. U.S. Dollar, expiring 11/25/03........  CF  1,375,000   $1,006,147       (24,266)

Foreign Currency Buy Contracts
------------------------------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  11/17/03............................................  A$    264,000   $  180,048         6,728
Canadian Dollar vs U.S. Dollar, expiring 1/8/04.......  C$    597,286   $  450,833           320
Euro vs. U.S. Dollar, expiring 12/16/03...............  E   1,129,935   $1,251,933        59,591
Euro vs. U.S. Dollar, expiring 12/16/03...............  E     397,954   $  464,732        (2,824)
Euro vs. U.S. Dollar, expiring 12/19/03...............  E     600,000   $  688,548         7,813
Euro vs. U.S. Dollar, expiring 12/19/03...............  E     237,000   $  276,816        (1,753)
Japanese Yen vs. U.S. Dollar, expiring 1/23/04........  Y  29,905,000   $  274,761        (1,986)
New Zealand Dollar vs. U.S. Dollar, expiring
  11/10/03............................................  NZD   840,000   $  512,400         2,449
                                                                                       ---------
Net unrealized depreciation on foreign currency
  forward contracts...................................                                 $(252,059)
                                                                                       =========

(C) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Written option activity for the ten months ended October 31, 2003 was as follows:

                                                              Notional
                                                               Amount    Premium
                                                              --------   -------
Options outstanding at December 31, 2002....................      --     $    --
Options -- written..........................................    (825)     (2,805)
Options -- buybacks.........................................     825       2,805
                                                               -----     -------
Options outstanding at October 31, 2003.....................      --     $    --
                                                               =====     =======

(D) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1993 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

MainStay Strategic Income Fund

Restricted securities held at October 31, 2003:

                                                              Principal
                                              Date(s) of       Amount/               10/31/03   Percent of
Security                                     Acquisition       Shares       Cost      Value     Net Assets
--------                                   ----------------   ---------   --------   --------   ----------
Fountain View, Inc.
  Common Stock...........................       9/4/03             110    $      1   $      1      0.0%(a)
FRI-MRD Corp.
  12.00%, due 1/31/05....................   7/2/02-7/31/03    $246,817     246,126    103,663      0.1
Globix Corp.
  Common Stock...........................      10/15/02          9,129       2,472     28,072      0.0(a)
Harborside Healthcare Corp.
  (zero coupon), due 8/1/07
  12.00%, beginning 8/1/04...............      5/15/01         299,000     215,070    104,650      0.1
  Class A, Warrants......................      5/15/01           5,531       8,407         55      0.0(a)
Millicom International Cellular S.A.
  Convertible Bond
  2.00%, due 6/1/06......................      5/13/03          54,000      53,934    310,095      0.3
Morris Material Handling, Inc.
  Common Stock...........................  12/28/01-10/17/02       886         413      4,696      0.0(a)
NEON Communications, Inc.
  Common Stock...........................      9/11/03          17,266      15,295     21,583      0.0(a)
  Convertible Preferred Stock
    12.00%...............................      12/3/02           1,882      20,961     21,173      0.0(a)
  Warrants...............................      9/11/03          17,266      15,295        173      0.0(a)
  Warrants, Class A......................      12/3/02           9,411          94     11,764      0.0(a)
  Warrants, Redeemable Preferred.........      12/3/02          11,293         113        113      0.0(a)
Owens Corning, Inc.
  Bank debt, Revolver
  3.62%, due 1/1/04......................  1/10/02-10/15/02    235,552     159,706    154,679      0.1
Pacific & Atlantic (Holdings), Inc.
  Convertible Preferred Stock
  7.50%, Class A.........................   2/4/00-6/30/03         898           9          9      0.0(a)
Pacific Gas & Electric Co.
  Bank debt, Revolver
  8.75%, due 12/30/06....................      10/8/02         205,000     199,492    207,050      0.2
                                                                          --------   --------      ---
                                                                          $937,388   $967,776      0.8%
                                                                          ========   ========      ===

-------
(a) Less than one tenth of a percent.

(E) LOAN PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan commitments and loan participations. Loan commitments and loan participations are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money and records interest as earned. The unfunded amounts are recorded in memorandum accounts. The Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). As of October 31, 2003, the Fund had an unfunded loan commitment pursuant to the following loan agreement:

                                                               Unfunded
Borrower                                                      Commitment
--------                                                      ----------
Owens Corning, Inc. ........................................   $15,503
                                                               =======

This commitment is available until maturity date of the respective security.

(F) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(G) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(H) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income, accumulated net realized loss on investments, accumulated net

MainStay Strategic Income Fund

realized loss on foreign currency transactions and additional paid in capital arising from permanent differences; net assets at October 31, 2003, are not effected.

                                  ACCUMULATED
  ACCUMULATED                     NET REALIZED
DISTRIBUTIONS IN   ACCUMULATED        LOSS
   EXCESS OF       NET REALIZED    ON FOREIGN
 NET INVESTMENT      LOSS ON        CURRENCY
     INCOME        INVESTMENTS    TRANSACTIONS
----------------   ------------   ------------
    $105,182        $(171,917)      $66,735

The reclassifications for the Fund are primarily due to premium amortization adjustments, foreign currency and paydown gain (loss).

(I) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized, and unrealized gains and losses are incurred.

(J) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(K) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gains (losses) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

Foreign currency held at October 31, 2003:

            CURRENCY                                    COST                      VALUE
---------------------------------                     ---------                 ---------
Australian Dollar   A$       494                      $    337                  $    351
Danish Krone        DK   827,635                       130,463                   129,428
Euro                 E    49,866                        58,282                    57,969
                                                      --------                  --------
                                                      $189,082                  $187,748
                                                      ========                  ========

(L) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. For the ten months

MainStay Strategic Income Fund

ended October 31, 2003 and the year ended December 31, 2002, the Manager earned from the Fund $485,963 and $432,211, respectively.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $11,932 for the ten months ended October 31, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $661, $57,525 and $4,405, respectively, for the ten months ended October 31, 2003.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the ten months ended October 31, 2003 and the year ended December 31, 2002 amounted to $234,052 and $212,551, respectively.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting and $500 for each

Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Strategic Income Fund only pays a portion of the fees identified above.

(F) CAPITAL. At October 31, 2003, NYLIFE Distributors held shares of Class B with a value of $6,976,840 which represents 9.5% of Class B net assets and 6.0% of the total Fund's net assets at period end.

(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $2,159 for the ten months ended October 31, 2003 and $1,450 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $29,090 for the ten months ended October 31, 2003 and $27,344 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2003, the components of accumulated loss on a tax basis were as follows:

ACCUMULATED CAPITAL    UNREALIZED    TOTAL ACCUMULATED
 AND OTHER LOSSES     APPRECIATION         LOSS
-------------------   ------------   -----------------
    $(6,559,202)       $3,036,684       $(3,522,518)

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals, premium amortization adjustments, interest write-offs, mark-to-market of foreign currency forward contracts and bond reorganizations.

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $6,559,202 were available as shown in the table below, to the extent provided by the regulations to offset future realized

MainStay Strategic Income Fund

gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

  CAPITAL LOSS                                                      AMOUNT
AVAILABLE THROUGH                                                  (000'S)
-----------------                                                  ------
2007........................................................        $2,054
2008........................................................         1,958
2009........................................................           864
2010........................................................         1,161
2011........................................................           522
                                                                    ------
                                                                    $6,559
                                                                    ======

The tax character of distributions paid during the ten months ended October 31, 2003, and years ended December 31, 2002 and December 31, 2001, shown in the Statement of Changes in Net Assets, was as follows:

                                  2003              2002              2001
                               -----------       -----------       -----------
Distributions paid from:
  Ordinary Income              $4,096,153        $3,853,568        $4,839,637
  Return of Capital               809,635         1,327,627           580,537
                               ----------        ----------        ----------
                               $4,905,788        $5,181,195        $5,420,174
                               ==========        ==========        ==========

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the ten months ended October 31, 2003, purchases and sales of U.S. Government securities were $37,954 and $21,952, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $57,937 and $49,381, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the ten months ended October 31, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                             YEAR ENDED
                                JANUARY 1                                   DECEMBER 31,
                                 THROUGH             ----------------------------------------------------------
                            OCTOBER 31, 2003*                   2002                           2001
                       ---------------------------   ---------------------------   ----------------------------
                       CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                       -------   -------   -------   -------   -------   -------   -------   -------   --------
Shares sold..........   2,739     2,303      855      1,977     1,919      668      1,466     1,464       450
Shares issued in
  reinvestment of
  dividends and
  distributions......     102       264       23        100       317       19        133       311        12
                       ------    ------     ----     ------    ------     ----     ------    ------      ----
                        2,841     2,567      878      2,077     2,236      687      1,599     1,775       462
Shares redeemed......  (1,599)   (1,159)    (420)    (1,614)   (1,515)    (298)    (2,024)   (1,167)     (447)
                       ------    ------     ----     ------    ------     ----     ------    ------      ----
Net increase
  (decrease).........   1,242     1,408      458        463       721      389       (425)      608        15
                       ======    ======     ====     ======    ======     ====     ======    ======      ====

-------
*The Fund changed its fiscal year end from December 31 to October 31.

NOTE 8--OTHER MATTERS:

New York Life Investment Management LLC (NYLIM) and mutual funds that NYLIM advises, including The MainStay Funds, have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading and other matters. We are cooperating fully in responding to these requests. We have no reason to believe that NYLIM or any of the mutual funds NYLIM advises has been targeted as the subject of any governmental or regulatory enforcement action.

Report of Independent Auditors

To the Trustees of The MainStay Funds and Shareholders of
MainStay Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Strategic Income Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the ten months ended October 31, 2003 and the year ended December 31, 2002, the changes in its net assets for the ten months ended October 31, 2003 and each of the two years in the period ended December 31, 2002 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 22, 2003

The MainStay Funds--Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   2002 and         Manager, New York Life Investment
                          Trustee since    Management LLC (including predecessor
                          2000             advisory organizations) and New York
                                           Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Executive Vice
                                           President and Manager, NYLIFE LLC;
                                           Manager, NYLIFE Distributors LLC; Vice
                                           Chairman, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        41             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, NYLIFE LLC; Director, NYLIFE
                                           Securities, Inc.; Chairman, President,
                                           and Manager, NYLIFE Distributors LLC;
                                           Manager, McMorgan & Company LLC;
                                           Chairman, Trustee, and President,
                                           Eclipse Funds, (4 portfolios); Chairman
                                           and Director, Eclipse Funds Inc. (13
                                           portfolios); Senior Vice President,
                                           Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities
  Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5
  Years."

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24             None
3/1/32                    1996             Officer, New York Life Insurance Company
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Manager, MacKay Shields LLC;          24             None
7/1/25                    1991             Chairman, Chief Executive Officer, and
                                           President, New York Life Insurance
                                           Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Non-Executive
11/13/39                  1997             Chancellor, Queen's University (1985 to                Director, Allied
                                           2001).                                                 Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group,
                                                                                                  Plc; Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc.
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, Adolor
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Corporation;
                          Non-             firm).                                                 Director, First
                          Interested                                                              Advantage
                          Trustee                                                                 Corporation.
---------------------------------------------------------------------------------------------------------------------
Michael H. Sutton         Trustee since    Retired. Independent Consultant (1999 to       24             None
9/19/40                   2003             present); Special Consultant, Financial
                                           Accounting Standards Board (1998 to
                                           1999); Chief Accountant, United States
                                           Securities and Exchange Commission (1995
                                           to 1998).
---------------------------------------------------------------------------------------------------------------------

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Advisor (July 2003 to present) and             24             None
2/13/52                   1994             Managing Director (2001 to June 2003),
                                           The Carlyle Group (private investment
                                           firm); Chairman and Chief Executive
                                           Officer, Somerset Group (financial
                                           advisory firm); Senior Managing
                                           Director, Groupe Arnault (private
                                           investment firm) (1999 to 2001).
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Manager, NYLIFE Distributors
                                           LLC.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, and MainStay VP Series
                          since 2001       Fund, Inc.; Chief Financial Officer and
                                           Assistant Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors LLC; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., and Eclipse Funds; Managing
                                           Director and Senior Counsel, Lehman
                                           Brothers Inc., (October 1998 to December
                                           1999); General Counsel and Managing
                                           Director, JP Morgan Investment
                                           Management Inc. (1986 to September
                                           1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc.; Vice
                                           President-Financial Operations and Chief
                                           Financial Officer, NYLIFE Distributors
                                           LLC; Tax Vice President, New York Life
                                           International, LLC; Tax Vice President,
                                           Eclipse Funds, Eclipse Funds Inc., and
                                           MainStay VP Series Fund, Inc.
---------------------------------------------------------------------------------------------------------------------

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund(2)
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(3)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MacKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

McMORGAN & COMPANY LLC(4)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Ceased operations as of November 28, 2003.
3. Closed to new investors as of December 1, 2001.
4. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Auditors

1. As of October 31, 2003.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment
Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors LLC. All rights reserved.  MSSI11- 12/03
                                  NYLIM-A04429                    16

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Strategic Income Fund

    ANNUAL REPORT
    OCTOBER 31, 2003

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay International
                                                              Bond Fund versus Citigroup Non-U.S. Dollar
                                                              World Government Bond Index--Class A, Class
                                                              B, and Class C Shares                            3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Year-by-Year and 10-Month Performance            5
                                                              Portfolio of Investments                         8
                                                              Financial Statements                            11
                                                              Notes to Financial Statements                   16
                                                              Report of Independent Auditors                  27
                                                              Trustees and Officers                           28
                                                              The MainStay(R) Funds                           31

President's Letter

The first 10 months of 2003 represented a positive period for most investors. Although the stock market struggled from mid-January through early March, it recovered strongly through the end of October. The rally began several days before coalition forces entered Iraq and continued long after the conclusion of major combat operations. Although difficulties in Iraq, the Middle East, and North Korea continued to raise concerns, investors have tended to focus on corporate earnings and the potential for an economic turnaround.

The Federal Reserve remained accommodative throughout the 10-month period, and the Federal Open Market Committee lowered the targeted federal funds rate by 25 basis points on June 25, 2003, to a low 1.0%. Real gross domestic product, which grew at a modest 1.4% in the first quarter of 2003, rose by 3.3% in the second quarter. According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter. Much of this increase resulted from robust consumer spending. Although unemployment rates remain high, the figures have declined from their peak in June 2003, and the Federal Reserve recently observed that "the labor market appears to be stabilizing."

Within the equity market, smaller companies generally outperformed larger ones and growth stocks tended to appreciate more than value equities at all capitalization levels. The bond markets benefited from anticipation of the Federal Reserve's easing move, and while yields on short-term securities continued to decline, yields on longer-term bonds rose to a peak in early September and closed the reporting period higher than where they began. For the 10-month period, corporate bonds generally outpaced Treasury securities, and high-yield bonds and emerging-market debt provided outstanding returns.

At MainStay, each of our Funds seeks to achieve its investment objective with an established process that is consistently applied in all market environments. While markets may shift and results may vary, we believe that our time-tested investment strategies can help you pursue your long-range goals with confidence.

As you may have noted, the date of this report differs from the date of previous annual reports. The MainStay Board of Trustees recently approved making October 31 the end of the fiscal year for most MainStay Funds. The report that follows provides details about the specific market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the first 10 months of 2003. If you have any questions about this report or your MainStay Fund investments, your Registered Representative will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
November 2003

$10,000 Invested in MainStay International
Bond Fund versus Citigroup Non-U.S.
Dollar World Government Bond Index

CLASS A SHARES
Total Returns with Sales Charges: 1 Year 10.60%, 5 Years 1.78%, Since Inception (9/13/94) 5.60%
[Class A Shares Bar Graph]

                                                                MAINSTAY INTERNATIONAL BOND      CITIGROUP NON-U.S. DOLLAR WORLD
                                                                            FUND                     GOVERNMENT BOND INDEX(1)
                                                                ---------------------------      -------------------------------
9/13/94                                                                    9550.00                           10000.00
10/94                                                                      9751.00                           10461.00
10/95                                                                     10944.00                           12050.00
10/96                                                                     12677.00                           12707.00
10/97                                                                     13308.00                           12667.00
10/98                                                                     14386.00                           14288.00
10/99                                                                     13841.00                           13864.00
10/00                                                                     11926.00                           12520.00
10/01                                                                     13160.00                           13383.00
10/02                                                                     14205.00                           14730.00
10/31/03                                                                  16452.00                           17344.00

CLASS B AND CLASS C SHARES
Class B Total Returns with Sales Charges: 1 Year 9.96%, 5 Years 1.62%, Since Inception (9/13/94) 5.40%
Class C Total Returns with Sales Charges: 1 Year 13.96%, 5 Years 1.94%, Since Inception (9/13/94) 5.40%
[Class B and C Shares Bar Graph]

                                                                MAINSTAY INTERNATIONAL BOND      CITIGROUP NON-U.S. DOLLAR WORLD
                                                                            FUND                     GOVERNMENT BOND INDEX(1)
                                                                ---------------------------      -------------------------------
9/13/1994                                                                 10000.00                           10000.00
10/94                                                                     10210.00                           10461.00
10/95                                                                     11405.00                           12050.00
10/96                                                                     13117.00                           12707.00
10/97                                                                     13681.00                           12667.00
10/98                                                                     14689.00                           14288.00
10/99                                                                     14020.00                           13864.00
10/00                                                                     11987.00                           12520.00
10/01                                                                     13137.00                           13383.00
10/02                                                                     14064.00                           14730.00
10/31/2003                                                                16168.00                           17344.00

-------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR MORE CURRENT PERFORMANCE INFORMATION PLEASE VISIT WWW.MAINSTAYFUNDS.COM. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from 9/13/94 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from 9/13/94 through 8/31/98, Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. The Citigroup Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index. The Citigroup Non-U.S. Dollar World Government Bond Index was formerly known as the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index.

                                                                               3
                                                                               -

4
-------
1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

2. See footnote on page 3 for more information about the Citigroup Non-U.S. Dollar World Government Bond Index.

3. Performance figures represent total returns of the specified markets for the 10-month period. Due to the fund's specific holdings and its purchases and sales, Fund results in specific markets may differ from those of the markets themselves.


Portfolio Management Discussion and Analysis

The year 2003 began with market participants still reeling from a series of corporate scandals and gloomy economic forecasts both here and abroad. In response, policy makers around the globe cut interest rates to remarkably low levels. The United States introduced a massive fiscal stimulus package, and in time, it became increasingly clear that the economic tide was turning. Preliminary estimates from the Bureau of Economic Analysis indicate that real U.S. gross domestic product grew 8.2% in the third-quarter of 2003, the highest rate of growth since early 1984. In Asia, Japan appears to be heading toward self-sustaining growth, and the Chinese economic engine has fueled increases in raw materials prices, which has helped exporters such as Australia and Chile.

Against this back drop, bond yields fell dramatically during much of the 10-month period, especially in the United States. The market, however, retraced much of the associated price gains by the end of October 2003. Rates generally declined in Europe and Canada, while Australia, Japan, and the U.K. saw rates rise. Yield curves in the U.S. and Europe steepened, while yield curves elsewhere tended to flatten. As growth prospects improved and the specter of accounting improprieties diminished, investment-grade and non-investment grade debt rallied strongly.

PERFORMANCE REVIEW

For the 10-month period ended October 31, 2003, MainStay International Bond Fund returned 10.01% for Class A shares and 9.33% for Class B and Class C shares, excluding all sales charges. Class A shares outperformed and Class B and Class C shares underperformed the 9.61% return of the average Lipper(1) international income fund over the same period. All share classes underperformed the 10.81% return of the Citigroup Non-U.S. Dollar World Government Bond Index(2) for the 10 months ended October 31, 2003.

STRATEGIC POSITIONING

The Fund started 2003 with a relatively long duration, which positioned the portfolio to take advantage of potential rate cuts in Europe. This strategy provided positive results when several central banks eased interest rates, the yield curve steepened, and European government debt returned 3.0% on average in local currency terms.(3)

The Fund remained underweighted in the Japanese market, which also contributed positively to performance, since Japan was the worst performer through the end of October, returning -1.42% in local currency terms. Our decision to keep the Fund at least market weighted in the U.K. proved less advantageous, since the U.K. was the Fund's second-worst performing market for the 10-month period, returning -0.45% in local currency terms.

                                                                               5
                                                                               -

YEAR-BY-YEAR AND 10-MONTH PERFORMANCE (WITHOUT SALES CHARGES)

CLASS A SHARES
[CLASS A BAR GRAPH]

                                                                            CLASS A SHARES
                                                                            --------------
12/94                                                                             0.20
12/95                                                                            18.68
12/96                                                                            13.90
12/97                                                                             1.83
12/98                                                                            11.61
12/99                                                                            -8.22
12/00                                                                            -5.50
12/01                                                                             1.15
12/02                                                                            15.97
10/03                                                                            10.01

CLASS B AND CLASS C SHARES
[CLASS B AND CLASS C SHARES BAR GRAPH]

                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
12/94                                                                             0.20
12/95                                                                            17.96
12/96                                                                            13.13
12/97                                                                             1.15
12/98                                                                            10.79
12/99                                                                            -8.94
12/00                                                                            -6.22
12/01                                                                             0.48
12/02                                                                            15.01
10/03                                                                             9.33

Toward the end of the reporting period, we aggressively reduced the duration of the Fund's European holdings. We also sold Canadian debt to add to the Fund's Japanese holdings. With a 3.75% return in local currency terms for the 10-month period, Canadian bonds performed well. On the other hand, when spreads to comparable U.S. bonds dropped to about 0.5%, we found the reasons to be overweighted in Canada less compelling than they had been at the beginning of the year. We reduced Canadian exposure at the end of the reporting period, and put the sale proceeds and some cash to work in Japan, doubling the Fund's Japanese-bond allocation to 7% at the end of the reporting period.

6
4. The Group of Seven (G7) is a forum of seven lead- ing economic powers--Canada, France, Germany, Italy, Japan, the United Kingdom, and the United States--that meets to ensure the stability of the international financial system. Russia joined the group in 1998, creating the G8, but financial issues continue to be addressed by the G7.


In terms of bond holdings, clearly the Fund's most successful strategy during the reporting period was to hold non-G7 investment-grade corporate and emerging-market debt.(4) Of the two, emerging-market debt made the most significant positive contribution to the Fund's performance, since yield spreads of emerging-market bonds over U.S. Treasuries decreased from 6.6% to 4.5%. This spread contraction translated into a principal return of approximately 11.5% based on the duration of the JP Morgan Global Diversified Index. The Fund continues to hold approximately 10% in emerging-market bonds, mainly U.S. dollar denominated debt.

On the currency front, we have increasingly added currency exposure to the Fund. By the end of the reporting period nearly 60% of the Fund was affected by currency movements, most of which have contributed positively to performance. The euro, yen, Australian dollar, Canadian dollar, and British pound all rose during the reporting period. At the end of the period the Fund had 36% exposure to the euro, 10% combined exposure to the Australian dollar and the Canadian dollar, 7% exposure to the yen, and 6% to the British pound. The balance of the Fund's exposure is in the Danish krone and the Swedish krona.

LOOKING AHEAD

Fundamentally, the global economy appears poised to resume at least trend growth with little or no inflationary impact over the next several quarters. We expect official interest rates to remain stable over this period, but we believe that longer-dated government debt will remain vulnerable. We are likely to maintain a shorter duration than the market, and we will continue to focus on individual credit selection in our effort to outperform the market. We believe that the dollar is likely to retrace some of its losses over the last 10 months, but we expect continued weakness before the presidential elections and we are likely to maintain, on average, 50% exposure to foreign currency until we see a reason to change our strategy.

Whatever individual markets or the global economy may bring, the Fund will continue to seek to provide competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.

Joseph Portera
Portfolio Manager
MacKay Shields LLC

                                                                               7
                                                                               -

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

8

MainStay International Bond Fund

                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 -----------------------------
LONG-TERM BONDS (94.4%)+
CORPORATE BONDS (25.3%)

BRAZIL (1.0%)
CIA Brasileira de Bebidas
 10.50%, due 12/15/11..........  $    275,000      $   311,437
                                                   -----------
CANADA (1.8%)
Canadian Housing Trust
 3.70%, due 9/15/08 (c)........  C$   570,000          423,566
MBNA Canada Bank
 Series DPNT
 6.625%, due 11/23/07..........       200,000          162,287
                                                   -----------
                                                       585,853
                                                   -----------
CAYMAN ISLANDS (0.9%)
Principal Financial Global
 Funding LLC Series 5, Tranche
 1
 5.875%, due 6/8/09............  L    175,000          297,848
                                                   -----------

CHILE (1.0%)
Empresa Nacional de
 Electricidad S.A. Series B
 8.50%, due 4/1/09.............  $    100,000          110,034
Empresa Nacional de Petroleo
 6.75%, due 11/15/12 (c).......       100,000          107,693
Compania Nacional de
 Transmision Electrica S.A.
 7.875%, due 4/15/11...........       100,000          113,755
                                                   -----------
                                                       331,482
                                                   -----------
DENMARK (1.6%)
Danske Kredit
 Realkreditaktieselskab 7.00%,
 due 4/1/32....................  DK   330,385           54,508
Realkredit Danmark A/S
 6.00%, due 10/1/29............     2,914,334          463,273
                                                   -----------
                                                       517,781
                                                   -----------
FRANCE (1.3%)
Veolia Environnement
 Series 1, Tranche 1
 5.875%, due 6/27/08...........  E    200,000          247,747
Vivendi Universal S.A.
 6.25%, due 7/15/08 (c)........       150,000          183,094
                                                   -----------
                                                       430,841
                                                   -----------
GERMANY (3.3%)
Kreditanstalt Fuer
 Wiederaufbauf Series INTL
 4.75%, due 8/18/06............  E    875,000        1,060,099
                                                   -----------

MAURITIUS (0.5%)
PT Medco Energi Internasional
 8.75%, due 5/22/10 (c)........  $    175,000          177,625
                                                   -----------

                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 -----------------------------
MEXICO (0.5%)
Grupo Transportacion
 Ferroviaria Mexicana, S.A. de
 C.V.
 12.50%, due 6/15/12...........  $     90,000      $    99,000
Vitro S.A. de C.V.
 11.75%, due 11/1/13 (c).......        75,000           72,562
                                                   -----------
                                                       171,562
                                                   -----------
NETHERLANDS (3.4%)
Allianz Finance II BV
 6.125%, due 5/31/22...........  E    100,000          122,679
Deutsche Post Finance BV
 5.125%, due 10/4/12...........       250,000          298,130
Mobifon Holdings BV
 12.50%, due 7/31/10 (c).......  $     80,000           88,200
RWE Finance BV
 6.50%, due 4/20/21............  L    225,000          405,357
Sealed Air Finance LLC BV
 5.625%, due 7/19/06...........  E    150,000          179,606
                                                   -----------
                                                     1,093,972
                                                   -----------
RUSSIA (1.6%)
Gazprom OAO
 9.625%, due 3/1/13 (c)........  $    260,000          282,100
VimpelCom BV
 10.45%, due 4/26/05 (c).......       110,000          116,187
Wimm-Bill-Dann Foods OJSC
 8.50%, due 5/21/08 (c)........       100,000          102,250
                                                   -----------
                                                       500,537
                                                   -----------
SINGAPORE (0.5%)
Singapore Powerassets Ltd.
 5.00%, due 10/22/13 (c).......  $    150,000          149,531
                                                   -----------

SUPRANATIONAL (1.8%)
European Investment Bank
 2.125%, due 9/20/07...........  Y 60,000,000          579,026
                                                   -----------

SWEDEN (2.5%)
Stadshypotek AB
 Series 1564
 6.00%, due 3/15/06............  SK 6,000,000          802,446
                                                   -----------

UNITED STATES (3.6%)
AT&T Corp.
 6.00%, due 11/21/06 (c).......  E    100,000          124,097
Citigroup, Inc.
 0.80%, due 10/30/08...........  Y 30,000,000          271,824
Fort James Corp.
 4.75%, due 6/29/04............  E    100,000          115,959
Goldman Sachs Group, Inc. (The)
 5.125%, due 4/24/13...........  E    230,000          273,312
McDonald's Corp.
 5.125%, due 5/23/06...........       195,000          235,928

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2003

                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 -----------------------------
CORPORATE BONDS (CONTINUED)
UNITED STATES (CONTINUED)
wMorgan Stanley
 5.375%, due 11/14/13..........  L     85,000      $   139,314
                                                   -----------
                                                     1,160,434
                                                   -----------
Total Corporate Bonds
 (Cost $7,156,646).............                      8,170,474
                                                   -----------
GOVERNMENTS & FEDERAL AGENCIES (68.2%)

AUSTRALIA (1.5%)
Australian Government
 Series 808
 8.75%, due 8/15/08............  A$   590,000          471,636
                                                   -----------

AUSTRIA (1.0%)
Republic of Austria
 Series 2
 4.65%, due 1/15/18............  E    277,000          321,806
                                                   -----------
BELGIUM (2.5%)
Kingdom of Belgium
 Series 42
 3.00%, due 9/28/08............  E    425,000          480,132
 Series 36
 5.00%, due 9/28/11............       270,000          331,773
                                                   -----------
                                                       811,905
                                                   -----------
BRAZIL (1.6%)
Republic of Brazil
 Series 11BR
 4.75%, due 4/10/07............  Y 30,000,000          257,549
 9.25%, due 10/22/10...........  $    100,000           99,700
 11.00%, due 1/11/12...........       140,000          149,800
                                                   -----------
                                                       507,049
                                                   -----------
CANADA (6.4%)
Canadian Government
 4.25%, due 9/1/08.............  C$   405,000          310,130
 5.25%, due 6/1/12.............     1,275,000        1,001,940
 5.75%, due 6/1/33.............       385,000          310,015
 5.75%, due 9/1/06.............       530,000          427,297
                                                   -----------
                                                     2,049,382
                                                   -----------
DENMARK (3.0%)
Kingdom of Denmark
 5.00%, due 11/15/13...........  DK 6,000,000          976,089
                                                   -----------
-------
+ Percentages indicated are based on Fund net assets.

                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 -----------------------------
EL SALVADOR (0.3%)
Republic of El Salvador
 7.75%, due 1/24/23 (c)........  $    100,000      $   103,125
                                                   -----------

FRANCE (4.6%)
French Treasury Note
 4.75%, due 7/12/07............  E    500,000          609,845
Government of France
 5.25%, due 4/25/08............       700,000          869,998
                                                   -----------
                                                     1,479,843
                                                   -----------
GERMANY (19.0%)
Republic of Deutschland
 Series 99
 3.75%, due 1/4/09.............  E  1,490,000        1,740,308
 Series 01
 5.00%, due 7/4/11.............     1,130,000        1,389,063
 Series 98
 5.25%, due 1/4/08.............     1,367,000        1,695,451
 Series 99
 5.375%, due 1/4/10............       500,000          628,383
 Series 00
 6.25%, due 1/4/30.............       500,000          687,626
                                                   -----------
                                                     6,140,831
                                                   -----------
GREECE (2.4%)
Hellenic Republic
 5.90%, due 10/22/22...........  E    607,000          779,652
                                                   -----------

ITALY (7.5%)
Buoni Poliennali del Tesero
 5.50%, due 11/1/10............  E  1,645,000        2,078,353
Republic of Italy
 3.80%, due 3/27/08............  Y 33,000,000          341,467
                                                   -----------
                                                     2,419,820
                                                   -----------
JAPAN (1.9%)
Development Bank of Japan
 1.05%, due 6/20/23............  Y 41,000,000          320,431
Japan Finance Corp. for
 Municipal Enterprises
 1.55%, due 2/21/12............    30,000,000          278,887
                                                   -----------
                                                       599,318
                                                   -----------
MEXICO (0.5%)
United Mexican States
 7.50%, due 1/14/12............  $    150,000          167,625
                                                   -----------

NETHERLANDS (1.8%)
Netherlands Government
 3.75%, due 7/15/09............  E    500,000          580,785
                                                   -----------
-------
+ Percentages indicated are based on Fund net assets.

                                                                               9
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Bond Fund

10
-

                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 -----------------------------
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
SOUTH AFRICA (1.6%)
Republic of South Africa
 Series 3, Tranche 1
 7.00%, due 4/10/08............  E    400,000      $   509,640
                                                   -----------
SPAIN (3.3%)
Bonos Y Obligacion del Estado
 4.50%, due 7/30/04............  E    250,000          295,356
 5.15%, due 7/30/09............       612,000          760,744
                                                   -----------
                                                     1,056,100
                                                   -----------
SWEDEN (2.0%)
Swedish Government
 Series 1043
 5.00%, due 1/28/09............  SK 4,625,000          607,943
 Series 1045
 5.25%, due 3/15/11............       350,000           46,289
                                                   -----------
                                                       654,232
                                                   -----------
TURKEY (0.7%)
Republic of Turkey
 9.875%, due 3/19/08...........  $    200,000          224,000
                                                   -----------
UKRAINE (0.6%)
Ukraine Government
 7.65%, due 6/11/13 (c)........  $    200,000          198,250
                                                   -----------
UNITED KINGDOM (5.3%)
United Kingdom Treasury Bond
 5.00%, due 3/7/12.............  L    366,000          619,468
 5.75%, due 12/7/09............       160,000          282,345
 7.50%, due 12/7/06............       300,000          548,284
 8.50%, due 12/7/05............       145,000          265,080
                                                   -----------
                                                     1,715,177
                                                   -----------
VENEZUELA (0.7%)
Republic of Venezuela
 13.625%, due 8/15/18..........  $    200,000          218,000
                                                   -----------
Total Governments & Federal
 Agencies (Cost $20,084,795)...                     21,984,265
                                                   -----------
LOAN PARTICIPATION (0.6%)

ALGERIA (0.6%)
Republic of Algeria
 Term Loan, Tranch 3 Series YEN
 0.9375%, due 3/4/10
 (d)(e)(f).....................  Y 23,947,370          201,495
                                                   -----------
Total Loan Participation
 (Cost $158,938)...............                        201,495
                                                   -----------

                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 -----------------------------
YANKEE BOND (0.3%) (G)
MEXICO (0.3%)
Grupo Transportacion
 Ferroviaria Mexicana, S.A. de
 C.V.
 11.75%, due 6/15/09...........  $    100,000      $   100,750
                                                   -----------
Total Yankee Bond
 (Cost $96,643)................                        100,750
                                                   -----------
Total Long-Term Bonds
 (Cost $27,497,022)............                     30,456,984
                                                   -----------
                                   NOTIONAL
                                    AMOUNT
                                 ------------
PURCHASED OPTION (0.0%) (B)

UNITED STATES (0.0%) (B)
Japanese Yen Call/U.S. Dollar
 Put Strike Price @ $110
 Expire 1/7/04 (a)(h)..........  $  4,000,000           20,000
                                                   -----------
Total Purchased Option
 (Cost $32,800)................                         20,000
                                                   -----------
Total Investments
 (Cost $27,529,822) (i)........          94.4%      30,476,984(j)
Cash and Other Assets,
 Less Liabilities..............           5.6        1,791,305
                                 ------------      -----------
Net Assets.....................         100.0%     $32,268,289
                                 ============      ===========

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Floating rate. Rate shown is the rate in effect at
     October 31, 2003.
(e)  Restricted security.
(f)  Illiquid security.
(g)  Yankee Bond--Dollar denominated bond issued in the
     United States by a foreign bank or corporation.
(h)  Fair valued security.
(i)  The cost for federal income tax purposes is $27,545,617.
(j)  At October 31, 2003 net unrealized appreciation for
     securities was $2,931,367, based on cost for federal
     income tax purposes. This consisted of aggregate gross
     unrealized appreciation for all investments on which
     there was an excess of market value over cost of
     $3,026,088, and aggregate gross unrealized depreciation
     for all investments on which there was an excess of cost
     over market value of $94,721.
The following abbreviations are used in the above portfolio:
A$--Australian Dollar
C$--Canadian Dollar
DK--Danish Krone
E--Euro
Y--Japanese Yen
L--Pound Sterling
SK--Swedish Krona
$--U.S. Dollar

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              11
                                                                               -

Statement of Assets and Liabilities as of October 31, 2003

ASSETS:
Investment in securities, at value (identified cost
  $27,529,822)..............................................       $30,476,984
Cash........................................................         1,022,819
Cash denominated in foreign currencies (identified cost
  $164,633).................................................           163,551
Receivables:
  Investment securities sold................................         1,075,414
  Dividends and interest....................................           673,344
  Fund shares sold..........................................           347,290
  Manager...................................................             3,759
Unrealized appreciation on foreign currency forward
  contracts.................................................           151,638
Other assets................................................             9,407
                                                                   -----------
        Total assets........................................        33,924,206
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         1,079,799
  Transfer agent............................................            26,474
  Fund shares redeemed......................................            20,423
  NYLIFE Distributors.......................................            17,337
  Custodian.................................................             3,509
  Trustees..................................................               372
Accrued expenses............................................            67,689
Unrealized depreciation on foreign currency forward
  contracts.................................................           405,717
Dividend payable............................................            34,597
                                                                   -----------
        Total liabilities...................................         1,655,917
                                                                   -----------
Net assets..................................................       $32,268,289
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    16,550
  Class B...................................................            16,711
  Class C...................................................             2,551
Additional paid-in capital..................................        29,814,599
Accumulated undistributed net investment income.............           649,395
Accumulated net realized loss on investments and written
  option transactions.......................................          (954,846)
Net unrealized appreciation on investments..................         2,947,162
Net unrealized depreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................          (223,833)
                                                                   -----------
Net assets..................................................       $32,268,289
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $14,956,620
                                                                   ===========
Shares of beneficial interest outstanding...................         1,655,022
                                                                   ===========
Net asset value per share outstanding.......................       $      9.04
Maximum sales charge (4.50% of offering price)..............              0.43
                                                                   -----------
Maximum offering price per share outstanding................       $      9.47
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $15,019,117
                                                                   ===========
Shares of beneficial interest outstanding...................         1,671,129
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.99
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $ 2,292,552
                                                                   ===========
Shares of beneficial interest outstanding...................           255,072
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.99
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the period January 1, 2003 through October 31, 2003* and the year ended December 31, 2002

                                                                 2003          2002
                                                              -----------   -----------
INVESTMENT INCOME:
Income:
  Dividends.................................................  $    2,393    $    3,084
  Interest(a)...............................................   1,161,281     1,050,851
                                                              ----------    ----------
    Total income............................................   1,163,674     1,053,935
                                                              ----------    ----------
Expenses:
  Manager...................................................     172,735       137,841
  Transfer agent............................................     129,951       127,247
  Distribution--Class B.....................................      90,139        71,190
  Distribution--Class C.....................................       9,886         2,578
  Professional..............................................      39,544        28,819
  Service--Class A..........................................      28,350        24,640
  Service--Class B..........................................      30,046        23,730
  Service--Class C..........................................       3,295           859
  Registration..............................................      28,840        26,793
  Shareholder communication.................................      25,865        22,224
  Custodian.................................................      16,723        10,195
  Recordkeeping.............................................      11,072        12,000
  Trustees..................................................       3,720         4,638
  Miscellaneous.............................................      29,986        30,328
                                                              ----------    ----------
    Total expenses before reimbursement.....................     620,152       523,082
Expense reimbursement by Manager............................    (100,631)     (105,663)
                                                              ----------    ----------
    Net expenses............................................     519,521       417,419
                                                              ----------    ----------
Net investment income.......................................     644,153       636,516
                                                              ----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN
  OPTION AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................     811,079        25,341
  Foreign currency transactions.............................     608,461      (362,948)
  Written option transactions...............................       3,710            --
                                                              ----------    ----------
Net realized gain (loss) on investments, written option and
  foreign currency transactions.............................   1,423,250      (337,607)
                                                              ----------    ----------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................     505,637     3,077,060
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......      72,170      (466,362)
                                                              ----------    ----------
Net unrealized gain on investments and foreign currency
  transactions..............................................     577,807     2,610,698
                                                              ----------    ----------
Net realized and unrealized gain on investments, written
  option and foreign currency transactions..................   2,001,057     2,273,091
                                                              ----------    ----------
Net increase in net assets resulting from operations........  $2,645,210    $2,909,607
                                                              ==========    ==========

-------

 * The Fund changed its fiscal year end from December 31 to October 31.
(a) Interest recorded net of foreign withholding taxes of $0 and $2,157 for 2003 and 2002, respectively.

12
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

Statement of Changes in Net Assets for the period January 1, 2003 through October 31, 2003* and the years ended December 31, 2002 and December 31, 2001

                                                                 2003*          2002          2001
                                                              ------------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $    644,153   $   636,516   $   702,838
  Net realized gain (loss) on investments, written option
    and foreign currency transactions.......................     1,423,250      (337,607)   (1,254,255)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........       577,807     2,610,698       509,315
                                                              ------------   -----------   -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................     2,645,210     2,909,607       (42,102)
                                                              ------------   -----------   -----------
Dividends and distributions to shareholders:
  From net investment income
    Class A.................................................      (408,805)      (15,519)           --
    Class B.................................................      (362,630)      (12,207)           --
    Class C.................................................       (41,303)         (450)           --
  Return of capital
    Class A.................................................            --      (393,282)     (816,346)
    Class B.................................................            --      (309,362)     (529,563)
    Class C.................................................            --       (11,394)      (16,977)
                                                              ------------   -----------   -----------
      Total dividends and distributions to shareholders.....      (812,738)     (742,214)   (1,362,886)
                                                              ------------   -----------   -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    16,874,951     5,775,981     7,189,881
    Class B.................................................     5,824,799     4,142,880       752,645
    Class C.................................................     2,108,159       396,415       229,666
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................       158,854       133,541       393,622
    Class B.................................................       314,013       285,085       471,558
    Class C.................................................        29,640         9,673        14,768
                                                              ------------   -----------   -----------
                                                                25,310,416    10,743,575     9,052,140
  Cost of shares redeemed:
    Class A.................................................   (14,317,905)   (4,634,514)  (13,591,627)
    Class B.................................................    (4,214,219)   (1,661,666)   (1,883,453)
    Class C.................................................      (476,818)     (123,198)     (212,895)
                                                              ------------   -----------   -----------
      Increase (decrease) in net assets derived from capital
        share transactions..................................     6,301,474     4,324,197    (6,635,835)
                                                              ------------   -----------   -----------
      Net increase (decrease) in net assets.................     8,133,946     6,491,590    (8,040,823)
NET ASSETS:
Beginning of period.........................................    24,134,343    17,642,753    25,683,576
                                                              ------------   -----------   -----------
End of period...............................................  $ 32,268,289   $24,134,343   $17,642,753
                                                              ============   ===========   ===========
Accumulated undistributed (distributions in excess of) net
  investment income at end of period........................  $    649,395   $    49,959   $  (172,207)
                                                              ============   ===========   ===========

-------

 * The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Financial Highlights selected per share data and ratios

                                                                                         Class A
                                                        -------------------------------------------------------------------------
                                                        January 1,
                                                           2003
                                                          through                       Year ended December 31,
                                                        October 31,   -----------------------------------------------------------
                                                           2003*       2002         2001         2000         1999         1998
                                                        -----------   -------      -------      -------      -------      -------
Net asset value at beginning of period................    $  8.47     $  7.61      $  8.02      $  9.07      $ 10.57      $ 10.10
                                                          -------     -------      -------      -------      -------      -------
Net investment income.................................       0.22(a)     0.29(a)      0.28(a)(d)    0.25(a)     0.36         0.54
Net realized and unrealized gain (loss) on
 investments..........................................       0.41        1.23         0.04(d)     (0.05)       (0.89)        0.58
Net realized and unrealized gain (loss) on foreign
 currency transactions................................       0.21       (0.33)       (0.23)       (0.71)       (0.33)        0.02
                                                          -------     -------      -------      -------      -------      -------
Total from investment operations......................       0.84        1.19         0.09        (0.51)       (0.86)        1.14
                                                          -------     -------      -------      -------      -------      -------
Less dividends and distributions:
 From net investment income...........................      (0.27)      (0.01)          --           --        (0.04)       (0.58)
 From net realized gain on investments................         --          --           --           --        (0.09)       (0.09)
 Return of capital....................................         --       (0.32)       (0.50)       (0.54)       (0.51)          --
                                                          -------     -------      -------      -------      -------      -------
Total dividends and distributions.....................      (0.27)      (0.33)       (0.50)       (0.54)       (0.64)       (0.67)
                                                          -------     -------      -------      -------      -------      -------
Net asset value at end of period......................    $  9.04     $  8.47      $  7.61      $  8.02      $  9.07      $ 10.57
                                                          =======     =======      =======      =======      =======      =======
Total investment return (b)...........................      10.01%      15.97%        1.15%       (5.50%)      (8.22%)      11.61%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income..............................       3.02%+      3.61%        3.51%(d)     3.17%        3.80%        5.17%
   Net expenses.......................................       1.70%+      1.75%        1.88%        1.86%        1.61%        1.59%
   Expenses (before waiver)...........................       2.11%+      2.28%        2.18%        2.16%        1.91%        1.89%
Portfolio turnover rate...............................         75%         54%         179%         197%         281%         287%
Net assets at end of period (in 000's)................    $14,957     $11,343      $ 9,006      $15,907      $12,326      $15,542

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one thousand.
(d)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              CLASS A   CLASS B   CLASS C
                                                              -------   -------   -------
Decrease net investment income..............................  ($0.03)   ($0.03)   ($0.03)
Increase net realized and unrealized gains and losses.......    0.03      0.03      0.03
Decrease ratio of net investment income.....................   (0.35%)   (0.35%)   (0.35%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

                                     Class B                                      Class C
    -------------------------------------------------------------------------   -----------
    January 1,                                                                  January 1,
       2003                                                                        2003
      through                       Year ended December 31,                       through
    October 31,   -----------------------------------------------------------   October 31,
       2003*       2002         2001            2000         1999      1998        2003*
    -----------   -------      -------         -------      -------   -------   -----------
      $  8.43     $  7.58      $  8.01         $  9.08      $ 10.59   $ 10.12     $  8.43
      -------     -------      -------         -------      -------   -------     -------
         0.17(a)     0.22(a)      0.22(a)(d)      0.21(a)      0.29      0.46        0.17(a)
         0.40        1.21         0.04(d)        (0.05)       (0.90)     0.58        0.40
         0.21       (0.32)       (0.22)          (0.73)       (0.33)     0.02        0.21
      -------     -------      -------         -------      -------   -------     -------
         0.78        1.11         0.04           (0.57)       (0.94)     1.06        0.78
      -------     -------      -------         -------      -------   -------     -------
        (0.22)      (0.01)          --              --        (0.03)    (0.50)      (0.22)
           --          --           --              --        (0.09)    (0.09)         --
           --       (0.25)       (0.47)          (0.50)       (0.45)       --          --
      -------     -------      -------         -------      -------   -------     -------
        (0.22)      (0.26)       (0.47)          (0.50)       (0.57)    (0.59)      (0.22)
      -------     -------      -------         -------      -------   -------     -------
      $  8.99     $  8.43      $  7.58         $  8.01      $  9.08   $ 10.59     $  8.99
      =======     =======      =======         =======      =======   =======     =======
         9.33%      15.01%        0.48%          (6.22%)      (8.94%)   10.79%       9.33%
         2.27%+      2.86%        2.76%(d)        2.42%        3.05%     4.42%       2.27%+
         2.45%+      2.50%        2.63%           2.61%        2.36%     2.34%       2.45%+
         2.86%+      3.03%        2.93%           2.91%        2.66%     2.64%       2.86%+
           75%         54%         179%            197%         281%      287%         75%
      $15,019     $12,219      $ 8,388         $ 9,546      $13,955   $18,797     $ 2,293

                                  Class C
     -----------------------------------------------------------------

                                                         September 1**
                  Year ended December 31,                   through
     -------------------------------------------------   December 31,
      2002         2001            2000         1999         1998
     -------      -------         -------      -------   -------------
     $  7.58      $  8.01         $  9.08      $ 10.59      $ 10.13
     -------      -------         -------      -------      -------
        0.22(a)      0.22(a)(d)      0.21(a)      0.29         0.16
        1.21         0.04(d)        (0.05)       (0.90)        0.53
       (0.32)       (0.22)          (0.73)       (0.33)        0.02
     -------      -------         -------      -------      -------
        1.11         0.04           (0.57)       (0.94)        0.71
     -------      -------         -------      -------      -------
       (0.01)          --              --        (0.03)       (0.16)
          --           --              --        (0.09)       (0.09)
       (0.25)       (0.47)          (0.50)       (0.45)          --
     -------      -------         -------      -------      -------
       (0.26)       (0.47)          (0.50)       (0.57)       (0.25)
     -------      -------         -------      -------      -------
     $  8.43      $  7.58         $  8.01      $  9.08      $ 10.59
     =======      =======         =======      =======      =======
       15.01%        0.48%          (6.22%)      (8.94%)       7.05%
        2.86%        2.76%(d)        2.42%        3.05%        4.42%+
        2.50%        2.63%           2.61%        2.36%        2.34%+
        3.03%        2.93%           2.91%        2.66%        2.64%+
          54%         179%            197%         281%         287%
     $   573      $   249         $   231      $    48      $    --(c)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Bond Fund

16
-

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide a competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities. MainStay International Bond Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

The Fund invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality

Notes to Financial Statements

                                                                              17
                                                                               -

debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager to be representative of market values at the regular close of business of the New York Stock Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result or such events.

(B) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the

MainStay International Bond Fund

18
-

possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at October 31, 2003:

                                                        CONTRACT         CONTRACT        UNREALIZED
                                                         AMOUNT           AMOUNT       APPRECIATION/
                                                          SOLD           PURCHASED     (DEPRECIATION)
                                                     ---------------   -------------   --------------
Foreign Currency Sale Contracts
New Zealand Dollar vs. U.S. Dollar, expiring
  11/10/03.........................................  NZ$   1,533,000   $     878,409     $ (61,190)
Pound Sterling vs. U.S. Dollar, expiring
  11/14/03.........................................  L       685,000   $   1,092,712       (68,446)
Australian Dollar vs. U.S. Dollar, expiring
  11/17/03.........................................  A$      423,000   $     298,215        (1,051)
Swiss Franc vs. U.S. Dollar, expiring 11/25/03.....  CF    2,112,000   $   1,545,441       (37,273)
Euro vs. U.S. Dollar, expiring 12/16/03............  E     1,971,000   $   2,308,041        20,289
Euro vs. U.S. Dollar, expiring 12/16/03............  E     1,371,653   $   1,521,948       (70,139)
Euro vs. U.S. Dollar, expiring 12/19/03............  E     3,745,000   $   4,266,379       (80,075)
Canadian Dollar vs. U.S. Dollar, expiring 1/8/04...  C$    2,630,000   $   1,905,801       (80,738)
Japanese Yen vs. U.S. Dollar, expiring 1/23/04.....  Y    29,905,000   $     276,898         4,123
                                                        CONTRACT         CONTRACT
                                                         AMOUNT           AMOUNT
                                                        PURCHASED          SOLD
                                                     ---------------   -------------
Foreign Currency Buy Contracts
New Zealand Dollar vs. U.S. Dollar, expiring
  11/10/03.........................................  NZ$   1,533,000   $     935,130     $   4,469
Pound Sterling vs. U.S. Dollar, expiring
  11/14/03.........................................  L       319,032   $     509,079        31,719
Australian Dollar vs. U.S. Dollar, expiring
  11/17/03.........................................  A$      423,000   $     288,486        10,780
Euro vs. U.S. Dollar, expiring 12/16/03............  E     1,371,653   $   1,519,964        72,122
Euro vs. U.S. Dollar, expiring 12/16/03............  E       328,130   $     383,676        (2,814)
Euro vs. U.S. Dollar, expiring 12/19/03............  E       600,000   $     688,548         7,813
Euro vs. U.S. Dollar, expiring 12/19/03............  E       271,000   $     316,528        (2,005)
Canadian Dollar vs. U.S. Dollar, expiring 1/8/04...  C$      602,716   $     454,931           323
Japanese Yen vs. U.S. Dollar, expiring 1/23/04.....  Y    29,905,000   $     274,761        (1,986)
                                                                                         ---------
Net unrealized depreciation on foreign currency forward contracts...................     $(254,079)
                                                                                         =========

(C) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the

                                                                              19
                                                                               -

risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing or to seek to enhance returns. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Written option activity for the period ended October 31, 2003 was as follows:

                                                    NOTIONAL
                                                     AMOUNT        PREMIUM
                                                    --------       -------
Options outstanding at December 31, 2002..........       --        $    --

Options--written..................................   (1,325)        (4,505)
Options--buybacks.................................    1,325          4,505
                                                     ------        -------
Options outstanding at October 31, 2003...........       --        $    --
                                                     ======        =======

(D) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted security held at October 31, 2003:

                                                                                             PERCENT
                                          DATE OF      PRINCIPAL                10/31/03        OF
               SECURITY                 ACQUISITION     AMOUNT        COST       VALUE      NET ASSETS
               --------                 -----------   -----------   --------   ----------   ----------
Republic of Algeria
  Term Loan, Tranche 3
  Series YEN
  0.9375%, due 3/4/10.................    2/9/01      Y23,947,370   $158,938    $201,495       0.6%
                                                                    ========    ========       ===

Y--Japanese Yen

MainStay International Bond Fund

20
-

(E) LOAN PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan commitments and loan participations. Loan commitments and loan participations are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money and records interest as earned. The unfunded amounts are recorded in memorandum accounts. The Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants").

(F) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated undistributed net realized gain loss on investments, and accumulated undistributed net realized loss on foreign currency transactions arising from permanent differences; net assets at October 31, 2003, are not effected.

                                 ACCUMULATED
                  ACCUMULATED    NET REALIZED
 ACCUMULATED     UNDISTRIBUTED       LOSS
UNDISTRIBUTED    NET REALIZED     ON FOREIGN
NET INVESTMENT      LOSS ON        CURRENCY
    INCOME        INVESTMENTS    TRANSACTIONS
--------------   -------------   ------------
   $768,021        $(159,560)     $(608,461)

The reclassifications for the Fund are primarily due to foreign currency gain
(loss).

(G) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(H) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned. Discounts and premiums on securities, other than short-

                                                                              21
                                                                               -

term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

The investment income, and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(I) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(J) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gain (loss) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

MainStay International Bond Fund

22
-

Foreign currency held at October 31, 2003:

             CURRENCY                                    COST                    VALUE
----------------------------------                     --------                 --------
Australian Dollar    A$       501                      $    343                 $    356
Danish Krone         DK   680,605                       107,291                  106,435
Euro                 E     48,638                        56,784                   56,541
New Zealand Dollar   NZ$        1                             1                        1
Pound Sterling       L        124                           206                      210
Swedish Krona        SK        60                             8                        8
                                                       --------                 --------
                                                       $164,633                 $163,551
                                                       ========                 ========

(K) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. Through March 11, 2002, the Manager had agreed to waive a portion of its fee, 0.30% of the Fund's average daily net assets, until such time as the Fund reached $50 million in net assets. Effective March 12, 2002, the Manager voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the ten months ended October 31, 2003 and year ended December 31, 2002, the Manager earned from the Fund $172,735 and $137,841, respectively. For the ten months ended October 31, 2003 and year ended December 31, 2002, the Manager reimbursed the Fund $100,631 and $105,663, respectively.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay-Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.45% of the average daily net assets of the Fund. To the

                                                                              23
                                                                               -

extent that the Manager has agreed to reimburse Fund expenses, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans ("the Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $918 for the ten months ended October 31, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $99, $10,698 and $331, respectively, for the ten months ended October 31, 2003.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the ten months ended October 31, 2003 and year ended December 31, 2002 amounted to $129,951 and $127,247, respectively.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the

MainStay International Bond Fund

24
-

Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the International Bond Fund only pays a portion of the fees identified above.

(F) CAPITAL. At October 31, 2003, NYLIFE Distributors held shares of Class A with a value of $7,099,461 which represents 47.5% of the Class A net assets and 22.0% of total fund net assets at period end.

(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown in the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $640 for the ten months ended October 31, 2003 and $403 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $11,072 for the ten months ended October 31, 2003 and $12,000 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2003, the components of accumulated loss on a tax basis were as follows:

   ACCUMULATED
UNDISTRIBUTED NET    ACCUMULATED CAPITAL    UNREALIZED    TOTAL ACCUMULATED
INVESTMENT INCOME     AND OTHER LOSSES     APPRECIATION         LOSS
------------------   -------------------   ------------   -----------------
     $395,316             $(939,051)        $2,961,613       $2,417,878

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals and mark-to-market of foreign currency forward transactions.

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $939,051 were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                                                              25
                                                                               -

                        CAPITAL LOSS                          AMOUNT
                     AVAILABLE THROUGH                        (000'S)
------------------------------------------------------------  -------
     2008...................................................   $601
     2009...................................................    338
                                                               ----
                                                               $939
                                                               ====

The Fund utilized $639,537 of capital loss carryforward during the ten months ended October 31, 2003.

The tax character of distributions paid during the ten months ended October 31, 2003 and years ended December 31, 2002 and 2001, shown in the Statement of Changes in Net Assets, was as follows:

                              2003          2002           2001
                            ---------     ---------     -----------
Distributions paid from:
  Ordinary Income           $812,738      $ 28,176      $       --
  Return of Capital               --       714,038       1,362,886
                            --------      --------      ----------
                            $812,738      $742,214      $1,362,886
                            ========      ========      ==========

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the period ended October 31, 2003, purchases and sales of securities, other than short-term securities, were $26,169 and $21,143, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the ten months ended October 31, 2003.

MainStay International Bond Fund

26
-

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                                  YEAR ENDED
                                                                                 DECEMBER 31,
                                 JANUARY 1, THROUGH        ---------------------------------------------------------
                                  OCTOBER 3, 2003*                    2002                          2001
                             ---------------------------   ---------------------------   ---------------------------
                             CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                             -------   -------   -------   -------   -------   -------   -------   -------   -------
Shares sold................   1,909      664       237       731       518        50        910       96        30
Shares issued in
  reinvestment of dividends
  and distributions........      18       35         3        17        36         1         50       61         2
                             ------     ----       ---      ----      ----       ---     ------     ----       ---
                              1,927      699       240       748       554        51        960      157        32
Shares redeemed............  (1,612)    (477)       53      (591)     (212)      (16)    (1,760)    (241)      (28)
                             ------     ----       ---      ----      ----       ---     ------     ----       ---
Net increase (decrease)....     315      222       187       157       342        35       (800)     (84)        4
                             ======     ====       ===      ====      ====       ===     ======     ====       ===

-------

 * The Fund changed its fiscal year end from December 31 to October 31.

NOTE 8--OTHER MATTERS:

New York Life Investment Management LLC (NYLIM) and mutual funds that NYLIM advises, including The MainStay Funds, have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading and other matters. We are cooperating fully in responding to these requests. We have no reason to believe that NYLIM or any of the mutual funds NYLIM advises has been targeted as the subject of any governmental or regulatory enforcement action.

                                                                              27
                                                                               -

Report of Independent Auditors

To the Trustees of the MainStay Funds and Shareholders of MainStay International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay International Bond Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the ten months ended October 31, 2003 and the year ended December 31, 2002, the changes in its net assets for the ten months ended October 31, 2003 and each of the two years in the period ended December 31, 2002 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 18, 2003

28
-

The MainStay Funds--Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   2002 and         Manager, New York Life Investment
                          Trustee since    Management LLC (including predecessor
                          2000             advisory organizations) and New York
                                           Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Executive Vice
                                           President and Manager, NYLIFE LLC;
                                           Manager, NYLIFE Distributors LLC; Vice
                                           Chairman, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        41             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, NYLIFE LLC; Director, NYLIFE
                                           Securities, Inc.; Chairman, President,
                                           and Manager, NYLIFE Distributors LLC;
                                           Manager, McMorgan & Company LLC;
                                           Chairman, Trustee, and President,
                                           Eclipse Funds, (4 portfolios); Chairman
                                           and Director, Eclipse Funds Inc. (13
                                           portfolios); Senior Vice President,
                                           Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities
  Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5
  Years."

                                                                              29
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24             None
3/1/32                    1996             Officer, New York Life Insurance Company
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Manager, MacKay Shields LLC;          24             None
7/1/25                    1991             Chairman, Chief Executive Officer, and
                                           President, New York Life Insurance
                                           Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Non-Executive
11/13/39                  1997             Chancellor, Queen's University (1985 to                Director, Allied
                                           2001).                                                 Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group,
                                                                                                  Plc; Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc.
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, Adolor
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Corporation;
                          Non-             firm).                                                 Director, First
                          Interested                                                              Advantage
                          Trustee                                                                 Corporation.
---------------------------------------------------------------------------------------------------------------------
Michael H. Sutton         Trustee since    Retired. Independent Consultant (1999 to       24             None
9/19/40                   2003             present); Special Consultant, Financial
                                           Accounting Standards Board (1998 to
                                           1999); Chief Accountant, United States
                                           Securities and Exchange Commission (1995
                                           to 1998).
---------------------------------------------------------------------------------------------------------------------

30
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Advisor (July 2003 to present) and             24             None
2/13/52                   1994             Managing Director (2001 to June 2003),
                                           The Carlyle Group (private investment
                                           firm); Chairman and Chief Executive
                                           Officer, Somerset Group (financial
                                           advisory firm); Senior Managing
                                           Director, Groupe Arnault (private
                                           investment firm) (1999 to 2001).
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Manager, NYLIFE Distributors
                                           LLC.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, and MainStay VP Series
                          since 2001       Fund, Inc.; Chief Financial Officer and
                                           Assistant Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors LLC; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., and Eclipse Funds; Managing
                                           Director and Senior Counsel, Lehman
                                           Brothers Inc., (October 1998 to December
                                           1999); General Counsel and Managing
                                           Director, JP Morgan Investment
                                           Management Inc. (1986 to September
                                           1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc.; Vice
                                           President-Financial Operations and Chief
                                           Financial Officer, NYLIFE Distributors
                                           LLC; Tax Vice President, New York Life
                                           International, LLC; Tax Vice President,
                                           Eclipse Funds, Eclipse Funds Inc., and
                                           MainStay VP Series Fund, Inc.
---------------------------------------------------------------------------------------------------------------------

                                                                              31
                                                                               -

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund(2)
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(3)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Ceased operations as of November 28, 2003.
3. Closed to new investors as of December 1, 2001.
4. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Auditors

1. As of October 31, 2003.

[NEW YORK LIFE INV. MGT. LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors LLC All rights reserved.                MSIB11-12/03
                                NYLIM-A04341                                  09

[RECYCLE.LOGO]

                                                           [MAINSTAY FUNDS LOGO]

        MainStay(R)
        International Bond Fund

        ANNUAL REPORT

        OCTOBER 31, 2003

        [NEW YORK LIFE INV. MGT. LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Government Fund
                                                              versus Lehman Brothers(R) Government Bond
                                                              Index and Inflation--Class A, Class B, and
                                                              Class C Shares                                   3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Year-by-Year and 10-Month Performance            5
                                                              Portfolio of Investments                         8
                                                              Financial Statements                            11
                                                              Notes to Financial Statements                   16
                                                              Report of Independent Auditors                  23
                                                              Trustees and Officers                           24
                                                              The MainStay(R) Funds                           27

2

President's Letter

The first 10 months of 2003 represented a positive period for most investors. Although the stock market struggled from mid-January through early March, it recovered strongly through the end of October. The rally began several days before coalition forces entered Iraq and continued long after the conclusion of major combat operations. Although difficulties in Iraq, the Middle East, and North Korea continued to raise concerns, investors have tended to focus on corporate earnings and the potential for an economic turnaround.

The Federal Reserve remained accommodative throughout the 10-month period, and the Federal Open Market Committee lowered the targeted federal funds rate by 25 basis points on June 25, 2003, to a low 1.0%. Real gross domestic product, which grew at a modest 1.4% in the first quarter of 2003, rose by 3.3% in the second quarter. According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter. Much of this increase resulted from robust consumer spending. Although unemployment rates remain high, the figures have declined from their peak in June 2003, and the Federal Reserve recently observed that "the labor market appears to be stabilizing."

Within the equity market, smaller companies generally outperformed larger ones and growth stocks tended to appreciate more than value equities at all capitalization levels. The bond markets benefited from anticipation of the Federal Reserve's easing move, and while yields on short-term securities continued to decline, yields on longer-term bonds rose to a peak in early September and closed the reporting period higher than where they began. For the 10-month period, corporate bonds generally outpaced Treasury securities, and high-yield bonds and emerging-market debt provided outstanding returns.

At MainStay, each of our Funds seeks to achieve its investment objective with an established process that is consistently applied in all market environments. While markets may shift and results may vary, we believe that our time-tested investment strategies can help you pursue your long-range goals with confidence.

As you may have noted, the date of this report differs from the date of previous annual reports. The MainStay Board of Trustees recently approved making October 31 the end of the fiscal year for most MainStay Funds. The report that follows provides details about the specific market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the first 10 months of 2003. If you have any questions about this report or your MainStay Fund investments, your Registered Representative will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
November 2003

                                                                               3
                                                                               -

$10,000 Invested in MainStay Government Fund versus Lehman Brothers(R) Government Bond Index and Inflation

CLASS A SHARES Total Returns with Sales Charges: 1 Year -2.66%, 5 Years 4.15%, 10 Years 5.20%

                                                   MAINSTAY GOVERNMENT           LEHMAN BROTHERS
                                                          FUND               GOVERNMENT BOND INDEX1         INFLATION (CPI)2
                                                   -------------------       ----------------------         ----------------
10/31/93                                                 9550.00                    10000.00                    10000.00
10/31/94                                                 9233.00                     9553.00                    10261.00
10/31/95                                                10478.00                    11023.00                    10543.00
10/31/96                                                10910.00                    11586.00                    10865.00
10/31/97                                                11788.00                    12590.00                    11092.00
10/31/98                                                12938.00                    14010.00                    11257.00
10/31/99                                                12715.00                    13841.00                    11545.00
10/31/00                                                13631.00                    14953.00                    11944.00
10/31/01                                                15560.00                    17208.00                    12198.00
10/31/02                                                16292.00                    18310.00                    12452.00
10/31/03                                                16605.00                    18842.00                    12706.00

CLASS B AND CLASS C SHARES
Class B Total Returns with Sales Charges: 1 Year -3.84%, 5 Years 3.98%, 10 Years 5.03%
Class C Total Returns with Sales Charges: 1 Year 0.07%, 5 Years 4.32%, 10 Years 5.03%

                                                   MAINSTAY GOVERNMENT           LEHMAN BROTHERS
                                                          FUND               GOVERNMENT BOND INDEX1         INFLATION (CPI)2
                                                   -------------------       ----------------------         ----------------
10/31/93                                                10000.00                    10000.00                    10000.00
10/31/94                                                 9668.00                     9553.00                    10261.00
10/31/95                                                10918.00                    11023.00                    10543.00
10/31/96                                                11301.00                    11586.00                    10865.00
10/31/97                                                12141.00                    12590.00                    11092.00
10/31/98                                                13222.00                    14010.00                    11257.00
10/31/99                                                12891.00                    13841.00                    11545.00
10/31/00                                                13725.00                    14953.00                    11944.00
10/31/01                                                15554.00                    17208.00                    12198.00
10/31/02                                                16164.00                    18310.00                    12452.00
10/31/03                                                16334.00                    18842.00                    12706.00

-------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MAINSTAYFUNDS.COM. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

4

-------
1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
2. See footnote on page 3 for more information about the Lehman Brothers Government Bond Index.

Portfolio Management Discussion and Analysis

As the year 2003 got underway, economic growth was tepid, with consumer and government spending buoying the economy, while business spending was anemic at best. During the first half of 2003, the virtual absence of three key economic drivers--business confidence, capital spending, and hiring--again left consumers to pick up the slack. With interest rates falling, many homeowners moved to refinance their mortgages and the "found money" helped to prop up the economy. On June 25, 2003, the Federal Reserve lowered the targeted federal funds rate by 25 basis points to 1.0%, the lowest level in four decades.

In the first four months of 2003, turbulence in the Treasury market echoed conflicting viewpoints regarding the economy, geopolitical tensions, falling energy prices, a weaker dollar, and accommodative monetary and fiscal policies. As the year progressed, the Federal Reserve's concerns over the threat of deflation triggered a dramatic Treasury rally. By mid-June, 10-year notes touched an exceedingly low yield of 3.1%. Shortly thereafter, the bond market reversed course amid investor disappointment over the size of the Fed's June easing move in the face of perceived deflationary risk. Ten-year Treasuries rose to approximately 4.5% by early September, before falling slightly when mixed economic news left the outlook uncertain. October's economic data--including an unusually high advance estimate for third-quarter real GDP growth--was more upbeat, and yields moved higher as the 10-month reporting period came to a close.

Aside from Treasuries, the dominant theme in the bond market was a renewed investor appetite for risk. Many investors turned risk averse in 2002 in the midst of an uncertain stock market, a sluggish economy, and a series of corporate scandals. In this context, gloomy assessments of the durability of revenue streams led investors to reevaluate corporate-bond risk, and prices for corporate securities declined accordingly. In 2003, however, the economic picture brightened and corporate-bond prices rallied sharply, especially among lower-rated securities. Investors were drawn to the higher yields available from corporate bonds as government yields remained relatively low.

PERFORMANCE REVIEW

For the 10 months ended October 31, 2003, MainStay Government Fund returned 0.50% for Class A shares and -0.25% for Class B and Class C shares, excluding all sales charges. Class A shares outperformed and Class B and Class C shares underperformed the 0.31% return for the average Lipper(1) general U.S. government fund over the same period. All share classes underperformed the 1.34% return of the Lehman Brothers(R) Government Bond Index(2) for the 10 months ended October 31, 2003.

                                                                               5
                                                                               -

YEAR-BY-YEAR AND 10-MONTH PERFORMANCE (WITHOUT SALES CHARGES)

CLASS A SHARES

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/94                                                                            -2.85
12/95                                                                            16.38
12/96                                                                             1.97
12/97                                                                             9.12
12/98                                                                             8.32
12/99                                                                            -2.81
12/00                                                                            12.20
12/01                                                                             6.33
12/02                                                                             9.75
10/03                                                                             0.50

CLASS B AND CLASS C SHARES

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/94                                                                            -2.85
12/95                                                                            15.69
12/96                                                                             1.25
12/97                                                                             8.54
12/98                                                                             7.52
12/99                                                                            -3.60
12/00                                                                            11.49
12/01                                                                             5.54
12/02                                                                             8.94
10/03                                                                            -0.25

CORE POSITIONING

We invest the Fund's assets with a long-term strategy that emphasizes sector and issue selection as the main sources of total return. In particular, we seek to identify securities that are mispriced relative to comparable issues, hoping to see gains as prices realign. We also focus on sectors where the yield advantage to Treasuries is expected to narrow. Finally, we seek to identify high-quality, higher-yielding alternatives to Treasuries that present favorable risk-reward characteristics. During the period, we sought an average portfolio yield at least 100 basis points higher than the yield of a duration-matched Treasury.

6

In keeping with our long-term strategy, changes to the Fund's sector allocation were modest over the 10-month reporting period. The Fund's Treasury holdings were reallocated to give the Fund a greater presence among securities with intermediate-term maturities. This was accomplished by selling a small portion of the Fund's Treasury holdings with maturities of 20 years or more and com bining the proceeds with cash. This rebalancing served to temper the Fund's earlier bias toward a flatter Treasury yield curve. When the yield curve flattens, the spread between the yields of longer- and intermediate-maturity issues narrows. We concluded that the yield curve was unlikely to flatten because of the growing fiscal deficit and the gradual pace of economic recovery.

The Fund's exposure to agency debentures was trimmed to a neutral position. We believed that the sector was approaching fair value and we were concerned that the sector could weaken as the housing government-sponsored enterprises (Fannie Mae and Freddie Mac) came under pressure from two sources. First, Congress was calling for reforms to curb the risks of the agencies' investment portfolios; and second, accounting irregularities at Freddie Mac raised questions about earnings quality. Despite these events, we elected not to underweight the sector. We believed that operating fundamentals were still strong and that mortgage refinancings were driving revenues to record levels.

For a two-month period this summer, we underweighted residential mortgage-backed securities with the view that the sector's call risk in a low interest-rate environment might damage the sector's future returns. When interest-rates rose in August, however, we reestablished the position using mortgage-backed sec urities with 5.5% and 6.0% coupons that were trading at a price slightly above market value. These mortgage-backed bonds are on the prepayment cusp, and we expect them to perform well as interest-rates rise and prepayments taper off.

We took profits on the Fund's Treasury inflation-protected securities (TIPS) and also lightened the Fund's exposure to commercial mortgage-backed securities. In our opinion, investors were not being properly compensated to bear the risk of a downturn in commercial real estate.

DURATION STRATEGY

In terms of duration, we typically keep the Fund close to the median duration of the Lipper general U.S. government securities fund universe, which is approx imately 4.5 years. On several occasions, however, we tactically repositioned the Fund's duration to take advantage of interest-rate trends. These tilts normally shortened or lengthened the Fund's duration within a range of 5% short or long relative to the Lipper universe.

These adjustments proved beneficial for the Fund, as we profited from a num ber of our tactical duration shifts. For example, we shortened the Fund's duration in August to take advantage of rising interest rates, then lengthened

                                                                               7
                                                                               -

the Fund's duration in September to capitalize on falling rates. Our decision to lengthen the Fund's duration in June, however, detracted from performance when Treasury yields turned sharply upward.

LOOKING AHEAD

At the end of October, the Fund was positioned in anticipation of rising Trea sury yields, lower volatility, contained inflation, and a narrowing of the yield spread between government-related sectors--such as agency debentures, mortgage-backed bonds, and commercial mortgage-backed securities--and Treasuries.

The Fund's modestly overweighted position in mortgage-backed securities reflects the sector's attractive incremental yield. As mortgage refinancings slow, limited new supply of mortgage debt should be met by solid investor demand. With supply and demand in balance, we think that the sector's healthy yield advantage relative to Treasuries will prove valuable should interest rates rise.

Our flexibility to invest a portion of the Fund in non-government-related securities--namely, asset-backed securities and corporate bonds--enhanced results during the reporting period. We believe these sectors should continue to offer favorable total-return opportunities, though perhaps, not as strong as during the first 10 months of 2003.

Whatever the economy or the markets may bring, the Fund will continue to seek a high level of current income, consistent with safety of principal.

Gary Goodenough
Joseph Portera
Portfolio Managers
MacKay Shields LLC

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

8

MainStay Government Fund

                                 PRINCIPAL
                                  AMOUNT             VALUE
                                ------------------------------
LONG-TERM INVESTMENTS (98.2%)+
ASSET-BACKED SECURITIES (6.6%)

CONSUMER FINANCE (2.3%)
BMW Vehicle Owner Trust
 Series 2003-A Class A3
 1.94%, due 2/25/07...........  $2,920,000       $   2,923,989
Harley-Davidson Motorcycle
 Trust
 Series 2002-1 Class A2
 4.50%, due 1/15/10...........   7,040,000           7,295,299
Volkswagen Auto Loan
 Enhanced Trust
 Series 2003-2 Class A3
 2.27%, due 10/22/07..........   1,830,000           1,830,805
                                                 -------------
                                                    12,050,093
                                                 -------------
CONSUMER LOANS (0.5%)
Atlantic City Electric
 Transition Funding LLC
 Series 2002-1 Class A4
 5.55%, due 10/20/23..........   2,275,000           2,282,517
                                                 -------------

DIVERSIFIED FINANCIAL SERVICES (2.9%)
Capital One Master Trust
 Series 2001-5 Class A
 5.30%, due 6/15/09...........   1,620,000           1,724,916
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05...........   4,546,702           4,578,179
Massachusetts RRB
 Special Purpose Trust
 Series 2001-1 Class A
 6.53%, due 6/1/13............   7,751,774           8,599,330
                                                 -------------
                                                    14,902,425
                                                 -------------
MULTI-UTILITIES & UNREGULATED POWER (0.3%)
Public Service of New
 Hampshire
 Funding LLC
 Series 2002-1 Class A
 4.58%, due 2/1/08............   1,654,994           1,734,450
                                                 -------------

THRIFTS & MORTGAGE FINANCE (0.6%)
Vanderbilt Mortgage Finance
 Series 1999-B Class 1A4
 6.545%, due 4/7/18...........   3,175,000           3,304,791
                                                 -------------
Total Asset-Backed Securities
 (Cost $33,078,910)...........                      34,274,276
                                                 -------------

                                 PRINCIPAL
                                  AMOUNT             VALUE
                                ------------------------------
CORPORATE BONDS (3.1%)
COMMERCIAL BANKS (0.5%)
Bank of America Corp.
 5.125%, due 11/15/14.........  $2,360,000       $   2,355,941
                                                 -------------

CONSUMER FINANCE (0.5%)
CitiFinancial Credit Co.
 6.625%, due 6/1/15...........   2,070,000           2,299,014
General Motors Acceptance
 Corp.
 6.875%, due 8/28/12..........     451,000             462,307
                                                 -------------
                                                     2,761,321
                                                 -------------
MEDIA (0.9%)
Comcast Cable Communications,
 Inc.
 8.875%, due 5/1/17...........   2,750,000           3,479,669
Tele-Communications, Inc.
 10.125%, due 4/15/22.........     860,000           1,197,987
                                                 -------------
                                                     4,677,656
                                                 -------------
MULTI-UTILITIES & UNREGULATED POWER (0.6%)
Consumers Energy Co.
 4.80%, due 2/17/09 (a).......   3,270,000           3,320,561
                                                 -------------
REAL ESTATE (0.6%)
HRPT Properties Trust
 6.40%, due 2/15/15...........   2,700,000           2,820,660
                                                 -------------
Total Corporate Bonds
 (Cost $15,919,482)...........                      15,936,139
                                                 -------------
MORTGAGE-BACKED SECURITY (0.7%)

COMMERCIAL MORTGAGE LOANS
 (COLLATERIZED MORTGAGE OBLIGATIONS) (0.7%)
Fannie Mae Grantor Trust
 Series 2003-T1 Class B
 4.491%, due 11/25/12.........   3,545,000           3,510,904
                                                 -------------
Total Mortgage-Backed Security
 (Cost $3,545,000)............                       3,510,904
                                                 -------------
U.S. GOVERNMENT & FEDERAL AGENCIES (87.8%)

FEDERAL HOME LOAN BANK (1.1%)
 3.25%, due 8/15/05 (c).......   5,600,000           5,722,069
                                                 -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (2.9%)
 6.25%, due 3/5/12 (c)........  10,900,000          11,666,880
 7.75%, due 6/7/17............   3,300,000           3,414,411
                                                 -------------
                                                    15,081,291
                                                 -------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (3.0%)
 5.00%, due 6/1/33-8/1/33
 (d)..........................  15,870,656          15,629,009
                                                 -------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2003

                                                                               9
                                                                               -

                                 PRINCIPAL
                                  AMOUNT             VALUE
                                ------------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.0%)
 5.25%, due 3/22/07-8/1/12....  $13,200,000      $  13,726,397
 5.50%, due 5/2/06 (c)........   6,600,000           7,061,201
                                                 -------------
                                                    20,787,598
                                                 -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (38.5%)
 4.00%, due 9/1/18............   5,836,921           5,688,733
 4.50%, due 7/1/18............  28,618,401          28,612,219
 4.50%, due 11/18/18 TBA
 (b)..........................  15,660,000          15,640,425
 5.00%, due 9/1/17-10/1/33
 (d)..........................  24,450,570          24,524,865
 5.50%, due 1/1/17-2/1/17
 (d)..........................  28,303,010          29,151,098
 5.50%, due 11/13/33-1/14/34
   TBA (b)....................  25,290,000          25,439,914
 6.00%, due 12/1/16-11/1/32...  21,916,472          22,551,416
 6.00%, due 11/13/33-1/14/34
   TBA (b)(d).................  16,440,000          16,854,148
 6.50%, due 10/1/31 (d).......   5,012,228           5,207,930
 7.00%, due 7/1/31-11/1/32
 (d)..........................  10,887,909          11,463,776
 7.50%, due 1/1/30-8/1/31.....  13,945,527          14,889,045
                                                 -------------
                                                   200,023,569
                                                 -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (6.3%)
 6.00%, due 8/15/32-12/15/32
 (d)..........................  15,386,130          15,900,392
 6.50%, due 8/15/28-4/15/31
 (d)..........................  10,835,767          11,355,374
 7.50%, due
 12/15/28-2/15/32.............   5,193,573           5,559,639
                                                 -------------
                                                    32,815,405
                                                 -------------
HVIDE VAN OMMEREN TANKERS LLC (1.2%)
Series I
 7.54%, due 12/14/23 (f)......   3,029,000           3,158,732
Series II
 7.54%, due 12/14/23 (f)......   3,029,000           3,158,732
                                                 -------------
                                                     6,317,464
                                                 -------------
OVERSEAS PRIVATE INVESTMENT CORPORATION (0.8%)
 zero coupon, due 8/14/06
 (f)..........................   4,303,331           4,367,787
                                                 -------------

UNITED STATES TREASURY BONDS (12.7%)
 5.375%, due 2/15/31 (c)......  18,401,000          19,015,557
 6.25%, due 8/15/23-5/15/30
 (c)..........................  16,905,000          19,189,023
 6.875%, due 8/15/25 (c)......   8,400,000          10,182,043
 8.75%, due 8/15/20 (c).......  12,550,000          17,826,886
                                                 -------------
                                                    66,213,509
                                                 -------------
UNITED STATES TREASURY NOTES (17.3%)
 3.00%, due 2/15/08 (c).......   9,685,000           9,690,298
 4.375%, due 5/15/07 (c)......   7,620,000           8,062,318
 4.625%, due 5/15/06 (c)......  17,210,000          18,264,784
 4.875%, due 2/15/12 (c)......  11,975,000          12,632,691
 5.75%, due 8/15/10...........     790,000             883,689

                                 PRINCIPAL
                                  AMOUNT             VALUE
                                ------------------------------
UNITED STATES TREASURY NOTES (CONTINUED)
 6.00%, due 8/15/09 (c).......  $34,425,000      $  38,924,451
 6.75%, due 5/15/05...........   1,700,000           1,833,078
                                                 -------------
                                                    90,291,309
                                                 -------------
Total U.S. Government &
 Federal Agencies
 (Cost $453,962,170)..........                     457,249,010
                                                 -------------
Total Long-Term Investments
 (Cost $506,505,562)..........                     510,970,329
                                                 -------------
SHORT TERM INVESTMENTS (39.3%)

COMMERCIAL PAPER (3.6%)
AM Funding Corp. Limited
 1.1162%, due 11/28/03 (e)....  18,663,590          18,663,590
                                                 -------------
Total Commercial Paper
 (Cost $18,663,590)...........                      18,663,590
                                                 -------------

FEDERAL AGENCIES (11.9%)
Federal Home Loan Bank
 (Discount Note)
 1.00%, due 11/7/03...........  10,000,000           9,998,333
Federal Home Loan Mortgage
 Corporation
 (Discount Notes)
 1.01%, due 11/12/03..........  14,000,000          13,995,678
 1.011%, due 11/26/03.........   8,620,000           8,613,953
 1.021%, due 12/1/03..........   1,390,000           1,388,818
Federal National Mortgage
 Association
 (Discount Notes)
 0.988%, due 11/3/03..........  19,135,000          19,133,951
 1.001%, due 11/12/03.........   8,800,000           8,797,310
                                                 -------------
Total Federal Agencies
 (Cost $61,928,043)...........                      61,928,043
                                                 -------------

INVESTMENT COMPANY (0.1%)
AIM Institutional Funds Group
 1.010%, due 11/3/03 (e)......     291,660             291,660
                                                 -------------
Total Investment Company
 (Cost $291,660)..............                         291,660
                                                 -------------
MASTER NOTE (0.5%)
Bank of America LLC
 1.188%, due 11/3/03 (e)......   3,000,000           3,000,000
                                                 -------------
Total Master Note
 (Cost $3,000,000)............                       3,000,000
                                                 -------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Government Fund

10
-

                                 PRINCIPAL
                                  AMOUNT             VALUE
                                ------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)
REPURCHASE AGREEMENTS (23.2%)
Banc One Capital Markets, Inc.
 1.180%, dated 10/31/03
 due 11/3/03 (e)
 Proceeds at Maturity
 $5,000,825
 (Collateralized by Various
 Bonds with a Principal Amount
 of $29,363,144 and a Market
 Value of $26,249,998)........  $25,000,000      $  25,000,000
Countrywide Securities Corp.
 1.1424%, dated 10/31/03
 due 11/3/03 (e)
 Proceeds at Maturity
 $10,725,340
 (Collateralized by Various
 Bonds with a Principal Amount
 of $12,660,480 and a Market
 Value of $10,990,509)........  10,725,000          10,725,000
Credit Suisse First Boston
 Corp.
 1.1124%, dated 10/31/03
 due 11/3/03 (e)
 Proceeds at Maturity
 $21,479,664
 (Collateralized by Various
 Bonds with a Principal Amount
 of $19,958,623 and a Market
 Value of $21,748,879)........  21,479,000          21,479,000
Lehman Brothers Inc.
 1.1124%, dated 10/31/03
 due 11/3/03 (e)
 Proceeds at Maturity
 $21,718,671
 (Collateralized by Various
 Bonds with a Principal Amount
 of $22,368,422 and a Market
 Value of $22,111,010)........  21,718,000          21,718,000
Merrill Lynch Government
 Securities, Inc.
 1.1424%, dated 10/31/03
 due 11/3/03 (e)
 Proceeds at Maturity
 $3,485,111
 (Collateralized by Various
 Bonds with a Principal Amount
 of $3,362,490 and a Market
 Value of $3,616,994).........   3,485,000           3,485,000

                                ------------------------------
                                 PRINCIPAL
                                  AMOUNT             VALUE
Morgan Stanley & Co.,Inc.
 1.1124%, dated 10/31/03
 due 11/3/03 (e)
 Proceeds at Maturity
 $18,417,569
 (Collateralized by Various
 Bonds with a Principal Amount
 of $19,396,790 and a Market
 Value of $19,338,970)........  $18,417,000      $  18,417,000
Wachovia Capital Markets, LLC
 1.1324%, dated 10/31/03
 due 11/3/03 (e)
 Proceeds at Maturity
 $20,000,629
 (Collateralized by Various
 Bonds with a Principal Amount
 of $20,087,139 and a Market
 Value of $20,860,353)........  20,000,000          20,000,000
                                                 -------------
Total Repurchase Agreements
 (Cost $120,824,000)..........                     120,824,000
                                                 -------------
Total Short-Term Investments
 (Cost $204,707,293)..........                     204,707,293
                                                 -------------
Total Investments
 (Cost $711,212,855) (g)......       137.5%        715,677,622(h)
Liabilities in Excess of
 Cash and Other Assets........       (37.5)       (195,260,231)
                                -----------      -------------
Net Assets....................       100.0%      $ 520,417,391
                                ===========      =============

-------
(a)  May be sold to institutional investors only.
(b)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and the maturity will be
     determined upon settlement.
(c)  Represents securities out on loan or a portion of which is out on loan.
(d)  Segregated as collateral for TBA.
(e)  Represents security or a portion thereof, purchased with cash collateral received for securities on loan.
(f)  United States Government Guaranteed Security.
(g)  The cost for federal income tax purpose is $711,484,024.
(h)  At October 31, 2003 net unrealized appreciation was
     $4,193,598, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $9,282,447 and
     aggregate unrealized depreciation for all investments on
     which there was an excess of cost over market value of
     $5,088,849.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              11
                                                                               -

Statement of Assets and Liabilities as of October 31, 2003

ASSETS:
Investment in securities, at value (identified cost
  $711,212,855) including $138,053,427 market value of
  securities loaned.........................................       $715,677,622
Cash........................................................                617
Deposits with brokers for securities loaned.................              4,482
Receivables:
  Interest..................................................          4,419,097
  Investment securities sold................................          2,040,074
  Fund shares sold..........................................            453,544
Other assets................................................             18,350
                                                                   ------------
        Total assets........................................        722,613,786
                                                                   ------------
LIABILITIES:
Securities lending collateral...............................        142,783,731
Payables:
  Investment securities purchased...........................         57,402,823
  Fund shares redeemed......................................            510,701
  Transfer agent............................................            457,959
  NYLIFE Distributors.......................................            383,568
  Manager...................................................            275,206
  Trustees..................................................              6,453
  Custodian.................................................              5,103
Accrued expenses............................................            110,894
Dividends payable...........................................            259,957
                                                                   ------------
        Total liabilities...................................        202,196,395
                                                                   ------------
Net assets..................................................       $520,417,391
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    118,655
  Class B...................................................            485,889
  Class C...................................................             14,742
Additional paid-in capital..................................        564,398,591
Distributions in excess of net investment income............           (318,666)
Accumulated net realized loss on investments................        (48,746,587)
Net unrealized appreciation on investments..................          4,464,767
                                                                   ------------
Net assets..................................................       $520,417,391
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 99,852,320
                                                                   ============
Shares of beneficial interest outstanding...................         11,865,454
                                                                   ============
Net asset value per share outstanding.......................       $       8.42
Maximum sales charge (4.50% of offering price)..............               0.40
                                                                   ------------
Maximum offering price per share outstanding................       $       8.82
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $408,179,829
                                                                   ============
Shares of beneficial interest outstanding...................         48,588,924
                                                                   ============
Net asset value and offering price per share outstanding....       $       8.40
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 12,385,242
                                                                   ============
Shares of beneficial interest outstanding...................          1,474,212
                                                                   ============
Net asset value and offering price per share outstanding....       $       8.40
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12
-

Statement of Operations for the period January 1, 2003 through October 31, 2003* and the year ended December 31, 2002

                                                                 2003*          2002
                                                              ------------   -----------
INVESTMENT INCOME:
Income:
  Interest..................................................  $ 19,466,243   $25,449,305
Income from securities loaned-net...........................       221,080       177,803
                                                              ------------   -----------
  Total income..............................................    19,687,323    25,627,108
                                                              ------------   -----------
Expenses:
  Manager...................................................     2,888,946     3,104,474
  Distribution--Class B.....................................     2,853,900     3,249,060
  Distribution--Class C.....................................       101,685        92,677
  Transfer agent............................................     1,471,061     1,295,609
  Service--Class A..........................................       218,726       179,948
  Service--Class B..........................................       951,125     1,082,632
  Service--Class C..........................................        33,876        30,950
  Shareholder communication.................................        95,285       104,841
  Professional..............................................        88,594        91,488
  Recordkeeping.............................................        70,358        78,408
  Registration..............................................        55,034        41,501
  Custodian.................................................        54,449        58,247
  Trustees..................................................        25,799        27,662
  Miscellaneous.............................................        27,669        32,263
                                                              ------------   -----------
    Total expenses..........................................     8,936,507     9,469,760
                                                              ------------   -----------
Net investment income.......................................    10,750,816    16,157,348
                                                              ------------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................     6,310,913    13,384,281
Net change in unrealized appreciation on investments........   (17,432,071)   14,691,813
                                                              ------------   -----------
Net realized and unrealized gain (loss) on investments......   (11,121,158)   28,076,094
                                                              ------------   -----------
Net increase (decrease) in net assets resulting from
  operations................................................  $   (370,342)  $44,233,442
                                                              ============   ===========

-------

     The Fund changed its fiscal year end from December 31 to
 *   October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

Statement of Changes in Net Assets for the period January 1, 2003 through October 31, 2003* and the years ended December 31, 2002 and December 31, 2001

                                                                  2003*             2002             2001
                                                              --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $   10,750,816   $   16,157,348   $   18,785,577
  Net realized gain on investments..........................       6,310,913       13,384,281       17,054,693
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     (17,432,071)      14,691,813      (10,882,747)
                                                              --------------   --------------   --------------
  Net increase (decrease) in net assets resulting from
    operations..............................................        (370,342)      44,233,442       24,957,523
                                                              --------------   --------------   --------------
Dividends to shareholders:
  From net investment income:
    Class A.................................................      (3,589,522)      (3,148,466)      (2,397,758)
    Class B.................................................     (12,703,616)     (15,614,432)     (16,556,438)
    Class C.................................................        (447,985)        (453,946)        (297,833)
  Return of capital:
    Class A.................................................              --               --         (341,814)
    Class B.................................................              --               --       (2,359,233)
    Class C.................................................              --               --          (42,247)
                                                              --------------   --------------   --------------
      Total dividends and distributions to shareholders.....     (16,741,123)     (19,216,844)     (21,995,323)
                                                              --------------   --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     141,504,732      207,805,168      135,129,711
    Class B.................................................      48,161,809      132,321,833       87,353,492
    Class C.................................................       7,797,317       14,085,627       10,286,389
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................       3,096,505        2,650,009        3,251,086
    Class B.................................................      10,444,747       12,557,843       14,988,182
    Class C.................................................         342,006          350,032          259,375
                                                              --------------   --------------   --------------
                                                                 211,347,116      369,770,512      251,268,235
Cost of shares redeemed:
    Class A.................................................    (134,112,683)    (180,730,168)    (137,813,347)
    Class B.................................................    (114,314,699)     (99,780,727)     (97,243,713)
    Class C.................................................     (13,253,516)      (6,334,835)      (6,358,583)
                                                              --------------   --------------   --------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................     (50,333,782)      82,924,782        9,852,592
                                                              --------------   --------------   --------------
      Net increase (decrease) in net assets.................     (67,445,247)     107,941,380       12,814,792
NET ASSETS:
Beginning of period.........................................  $  587,862,638      479,921,258      467,106,466
                                                              --------------   --------------   --------------
End of period...............................................  $  520,417,391   $  587,862,638   $  479,921,258
                                                              ==============   ==============   ==============
Distributions in excess of net investment income............  $     (318,666)  $      (58,709)  $     (180,564)
                                                              ==============   ==============   ==============

-------

     The Fund changed its fiscal year end from December 31 to
 *   October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                ---------------------------------------------------------------------------------
                                                January 1,
                                                   2003
                                                  through                            Year ended December 31,
                                                October 31,      ----------------------------------------------------------------
                                                   2003*           2002          2001          2000          1999          1998
                                                -----------      --------      --------      --------      --------      --------
Net asset value at beginning of period........   $   8.67        $   8.25      $   8.19      $   7.75      $   8.46      $   8.27
                                                 --------        --------      --------      --------      --------      --------
Net investment income.........................       0.20            0.32          0.39(a)(d)     0.46(a)      0.42          0.43
Net realized and unrealized gain (loss) on
 investments..................................      (0.16)           0.47          0.12(d)       0.45         (0.65)         0.24
                                                 --------        --------      --------      --------      --------      --------
Total from investment operations..............       0.04            0.79          0.51          0.91         (0.23)         0.67
                                                 --------        --------      --------      --------      --------      --------
Less dividends and distributions:
 From net investment income...................      (0.29)          (0.37)        (0.39)        (0.46)        (0.42)        (0.43)
 Return of capital............................         --              --         (0.06)        (0.01)        (0.06)        (0.05)
                                                 --------        --------      --------      --------      --------      --------
Total dividends and distributions.............      (0.29)          (0.37)        (0.45)        (0.47)        (0.48)        (0.48)
                                                 --------        --------      --------      --------      --------      --------
Net asset value at end of period..............   $   8.42        $   8.67      $   8.25      $   8.19      $   7.75      $   8.46
                                                 ========        ========      ========      ========      ========      ========
Total investment return (b)...................       0.50%           9.75%         6.33%        12.20%        (2.81%)        8.32%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income......................       2.85%+          3.76%         4.71%(d)      5.89%         5.17%         5.20%
   Expenses...................................       1.25%+          1.19%         1.17%         1.16%         1.13%         1.12%
Portfolio turnover rate.......................         99%            117%          151%          324%          255%          371%
Net assets at end of period (in 000's)........   $ 99,852        $ 92,581      $ 59,405      $ 58,674      $ 34,116      $ 22,189

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one cent per share.
(d)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                Class A    Class B    Class C
                                                                -------    -------    -------
Decrease net investment income..............................    ($0.03)    ($0.03)    ($0.03)
Increase net realized and unrealized gains and losses.......      0.03       0.03       0.03
Decrease ratio of net investment income.....................     (0.37%)    (0.37%)    (0.37%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

                                           Class B                                             Class C
    --------------------------------------------------------------------------------------   -----------
    January 1,                                                                               January 1,
       2003                                                                                     2003
      through                             Year ended December 31,                              through
    October 31,   ------------------------------------------------------------------------   October 31,
       2003*        2002            2001                 2000            1999       1998        2003*
    -----------   --------   ------------------   ------------------   --------   --------   -----------
     $   8.66     $   8.24        $   8.18             $   7.73        $   8.44   $   8.25    $   8.66
     --------     --------        --------             --------        --------   --------    --------
         0.14         0.26            0.33(a)(d)           0.40(a)         0.36       0.37        0.14
        (0.16)        0.46            0.12(d)              0.46           (0.66)      0.24       (0.16)
     --------     --------        --------             --------        --------   --------    --------
        (0.02)        0.72            0.45                 0.86           (0.30)      0.61       (0.02)
     --------     --------        --------             --------        --------   --------    --------
        (0.24)       (0.30)          (0.34)               (0.41)          (0.36)     (0.37)      (0.24)
           --           --           (0.05)               (0.00)(c)       (0.05)     (0.05)         --
     --------     --------        --------             --------        --------   --------    --------
        (0.24)       (0.30)          (0.39)               (0.41)          (0.41)     (0.42)      (0.24)
     --------     --------        --------             --------        --------   --------    --------
     $   8.40     $   8.66        $   8.24             $   8.18        $   7.73   $   8.44    $   8.40
     ========     ========        ========             ========        ========   ========    ========
        (0.25)%       8.94%           5.54%               11.49%          (3.60%)     7.52%      (0.25)%
         2.10%+       3.01%           3.96%(d)             5.14%           4.42%      4.45%       2.10%+
         2.00%+       1.94%           1.92%                1.91%           1.88%      1.87%       2.00%+
           99%         117%            151%                 324%            255%       371%         99%
     $408,180     $477,341        $411,271             $403,374        $483,495   $590,592    $ 12,385

                                        Class C
     ------------------------------------------------------------------------------

                                                                     September 1,**
                        Year ended December 31,                         through
     -------------------------------------------------------------    December 31,
       2002            2001                 2000            1999          1998
     --------   ------------------   ------------------   --------   --------------
     $   8.24        $   8.18             $   7.73        $   8.44      $   8.43
     --------        --------             --------        --------      --------
         0.26            0.33(a)(d)           0.40(a)         0.36          0.12
         0.46            0.12(d)              0.46           (0.66)         0.03
     --------        --------             --------        --------      --------
         0.72            0.45                 0.86           (0.30)         0.15
     --------        --------             --------        --------      --------
        (0.30)          (0.34)               (0.41)          (0.36)        (0.12)
           --           (0.05)               (0.00)(c)       (0.05)        (0.02)
     --------        --------             --------        --------      --------
        (0.30)          (0.39)               (0.41)          (0.41)        (0.14)
     --------        --------             --------        --------      --------
     $   8.66        $   8.24             $   8.18        $   7.73      $   8.44
     ========        ========             ========        ========      ========
         8.94%           5.54%               11.49%          (3.60%)        1.75%
         3.01%           3.96%(d)             5.14%           4.42%         4.45%+
         1.94%           1.92%                1.91%           1.88%         1.87%+
          117%            151%                 324%            255%          371%
     $ 17,940        $  9,245             $  5,059        $    532      $     94

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

MainStay Government Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Government Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities at prices supplied by a pricing agent selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if those prices are deemed by the Fund's Manager to be representative of market values, at the regular close of business of the New York Stock Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

(B) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund

Notes to Financial Statements

                                                                              17
                                                                               -

has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(C) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(D) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

(E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between and additional paid-in capital arising from permanent differences; net assets at October 31, 2003 are not affected.

DISTRIBUTIONS IN EXCESS  ACCUMULATED NET
    NET INVESTMENT       REALIZED LOSS ON     ADDITIONAL
        INCOME             INVESTMENTS      PAID-IN CAPITAL
-----------------------  ----------------   ---------------
      $5,730,350           $(2,841,442)      $(2,888,908)

The reclassifications for the Fund are primarily due to paydown gain (loss) and reclassification of distributions.

(F) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities,

MainStay Government Fund

18
-

purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and expenses and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(G) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(H) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Certain amounts have been reclassified to conform to current year presentation. Such reclassifications had no effect on the Fund's net income or capital.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. Through March 11, 2002, the Manager had voluntarily established a fee breakpoint of 0.55% on assets in excess of $1 billion. Effective March 12, 2002, the Manager established contractual fee breakpoints for its management fee of 0.60% annually on assets up to $1 billion and 0.55% annually on assets in excess of $1 billion. For the ten months ended October 31, 2003 and year ended December 31, 2002, the Manager earned from the Fund $2,888,946 and $3,104,474, respectively.

                                                                              19
                                                                               -

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee of 0.30% of the Fund's average daily net assets through March 11, 2002. Effective March 12, 2002, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.30% on assets up to $1 billion and 0.275% on assets in excess of $1 billion. To the extent that the Manager had voluntarily established a fee breakpoint prior to March 11, 2002, the Subadvisor had voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $4,729 for the ten months ended October 31, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemption of Class A, Class B and Class C shares of $85,689, $266,736 and $8,887, respectively, for the ten months ended October 31, 2003.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the ten months ended October 31, 2003 and year ended December 31, 2002 amounted to $1,471,061 and $1,295,609, respectively.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the

MainStay Government Fund

20
-

Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Government Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in professional expenses as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $11,834 for the period ended October 31, 2003 and $10,432 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $70,358 for the ten months ended October 31, 2003 and $78,408 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2003, the components of accumulated loss on a tax basis were as follows:

                                       TOTAL
                      UNREALIZED    ACCUMULATED
ACCUMULATED CAPITAL  APPRECIATION       LOSS
AND OTHER LOSSES --  ------------   ------------
   $(48,534,126)      $4,193,598    $(44,340,528)

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals and premium amortization adjustments.

At October 31, 2003 for federal income tax purposes, capital loss carryforwards of $48,534,126 were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains of the Fund through the years indicated. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

CAPITAL LOSS                                                        AMOUNT
AVAILABLE THROUGH                                                  (000'S)
-----------------                                                  --------
      2004..................................................       $ 9,647
      2005..................................................         1,897
      2007..................................................        30,060
      2008..................................................         6,930
                                                                   -------
                                                                   $48,534
                                                                   =======

                                                                              21
                                                                               -

During the ten months ended October 31, 2003, for federal income tax purposes, the Fund utilized $3,643,794 of capital loss carryforwards to offset realized gain.

The tax character of distributions paid during the ten months ended October 31, 2003 and the years ended December 31, 2002 and December 31, 2001, shown in the Statement of Changes in Net Assets, was as follows:

                                          2003          2002          2001
                                       -----------   -----------   -----------
Distributions paid from Ordinary
  Income.............................  $16,741,123   $19,216,844   $19,252,029
Long term Capital Gains..............           --            --     2,743,294
                                       -----------   -----------   -----------
                                       $16,741,123   $19,216,844   $21,995,323

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the ten months ended October 31, 2003, purchases and sales of U.S. Government securities were $611,488 and $504,121, respectively. Purchases and sales of securities other than U.S. Government securities and short-term securities, were $55,167 and $53,565, respectively.

As of October 31, 2003, the Fund had securities on loan with an aggregate market value of $138,053,427. The Fund received $142,783,731 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the ten months ended October 31, 2003.

MainStay Government Fund

22
-

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                      JANUARY 1,                             YEAR ENDED DECEMBER 31,
                                        THROUGH             ---------------------------------------------------------
                                   OCTOBER 31, 2003*                   2002                          2001
                              ---------------------------   ---------------------------   ---------------------------
                              CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                              -------   -------   -------   -------   -------   -------   -------   -------   -------
Shares sold.................   16,411     5,582      907     24,465    15,607    1,659     16,354    10,522    1,241
Shares issued in
  reinvestment of dividends
  and distributions.........      361     1,219       40        314     1,491       41        394     1,816       31
                              -------   -------   ------    -------   -------    -----    -------   -------    -----
                               16,772     6,801      947     24,779    17,098    1,700     16,748    12,338    1,272
Shares redeemed.............  (15,587)  (13,363)  (1,545)   (21,296)  (11,840)    (749)   (16,714)  (11,762)    (769)
                              -------   -------   ------    -------   -------    -----    -------   -------    -----
Net increase (decrease).....    1,185    (6,562)     598      3,483     5,258      951         34       576      503
                              =======   =======   ======    =======   =======    =====    =======   =======    =====

-------

 * The Fund changed its fiscal year end from December 31 to October 31.

NOTE 8--OTHER MATTERS:

New York Life Investment Management LLC (NYLIM) and mutual funds that NYLIM advises, including The MainStay Funds, have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading and other matters. We are cooperating fully in responding to these requests. We have no reason to believe that NYLIM or any of the mutual funds NYLIM advises has been targeted as the subject of any governmental or regulatory enforcement action.

                                                                              23
                                                                               -

Report of Independent Auditors

To the Trustees of The MainStay Funds and Shareholders of
MainStay Government Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Government Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the ten months ended October 31, 2003 and the year ended December 31, 2002, the changes in its net assets for the ten months ended October 31, 2003 and each of the two years in the period ended December 31, 2002 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 18, 2003

24
-

The MainStay Funds--Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   2002 and         Manager, New York Life Investment
                          Trustee since    Management LLC (including predecessor
                          2000             advisory organizations) and New York
                                           Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Executive Vice
                                           President and Manager, NYLIFE LLC;
                                           Manager, NYLIFE Distributors LLC; Vice
                                           Chairman, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        41             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, NYLIFE LLC; Director, NYLIFE
                                           Securities, Inc.; Chairman, President,
                                           and Manager, NYLIFE Distributors LLC;
                                           Manager, McMorgan & Company LLC;
                                           Chairman, Trustee, and President,
                                           Eclipse Funds, (4 portfolios); Chairman
                                           and Director, Eclipse Funds Inc. (13
                                           portfolios); Senior Vice President,
                                           Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities
  Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5
  Years."

                                                                              25
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24             None
3/1/32                    1996             Officer, New York Life Insurance Company
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Manager, MacKay Shields LLC;          24             None
7/1/25                    1991             Chairman, Chief Executive Officer, and
                                           President, New York Life Insurance
                                           Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Non-Executive
11/13/39                  1997             Chancellor, Queen's University (1985 to                Director, Allied
                                           2001).                                                 Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group,
                                                                                                  Plc; Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc.
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, Adolor
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Corporation;
                          Non-             firm).                                                 Director, First
                          Interested                                                              Advantage
                          Trustee                                                                 Corporation.
---------------------------------------------------------------------------------------------------------------------
Michael H. Sutton         Trustee since    Retired. Independent Consultant (1999 to       24             None
9/19/40                   2003             present); Special Consultant, Financial
                                           Accounting Standards Board (1998 to
                                           1999); Chief Accountant, United States
                                           Securities and Exchange Commission (1995
                                           to 1998).
---------------------------------------------------------------------------------------------------------------------

26
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Advisor (July 2003 to present) and             24             None
2/13/52                   1994             Managing Director (2001 to June 2003),
                                           The Carlyle Group (private investment
                                           firm); Chairman and Chief Executive
                                           Officer, Somerset Group (financial
                                           advisory firm); Senior Managing
                                           Director, Groupe Arnault (private
                                           investment firm) (1999 to 2001).
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Manager, NYLIFE Distributors
                                           LLC.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, and MainStay VP Series
                          since 2001       Fund, Inc.; Chief Financial Officer and
                                           Assistant Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors LLC; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., and Eclipse Funds; Managing
                                           Director and Senior Counsel, Lehman
                                           Brothers Inc., (October 1998 to December
                                           1999); General Counsel and Managing
                                           Director, JP Morgan Investment
                                           Management Inc. (1986 to September
                                           1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc.; Vice
                                           President-Financial Operations and Chief
                                           Financial Officer, NYLIFE Distributors
                                           LLC; Tax Vice President, New York Life
                                           International, LLC; Tax Vice President,
                                           Eclipse Funds, Eclipse Funds Inc., and
                                           MainStay VP Series Fund, Inc.
---------------------------------------------------------------------------------------------------------------------

                                                                              27
                                                                               -

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund(2)
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(3)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
D/B/A MERCURY ADVISORS
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Ceased operations as of November 28, 2003.
3. Closed to new investors as of December 1, 2001.
4. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Auditors

1. As of October 31, 2003.

[MAINSTAY NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054


www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors LLC. All rights reserved.  MSG11- 12/03
                      NYLIM-A04344                  07
[RECYCLE.LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Government Fund

    ANNUAL REPORT

    OCTOBER 31, 2003

    [MAINSTAY NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Growth
                                                              Opportunities Fund versus S&P 500(R) Index,
                                                              Russell 1000(R) Index, and Inflation--Class
                                                              A, Class B, and Class C Shares                   4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and 10-Month Performance            7
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Auditors                  24
                                                              Trustees and Officers                           25
                                                              The MainStay(R) Funds                           28

                       This page intentionally left blank

                                                                               3
                                                                               -

President's Letter

The first 10 months of 2003 represented a positive period for most investors. Although the stock market struggled from mid-January through early March, it recovered strongly through the end of October. The rally began several days before coalition forces entered Iraq and continued long after the conclusion of major combat operations. Although difficulties in Iraq, the Middle East, and North Korea continued to raise concerns, investors have tended to focus on corporate earnings and the potential for an economic turnaround.

The Federal Reserve remained accommodative throughout the 10-month period, and the Federal Open Market Committee lowered the targeted federal funds rate by 25 basis points on June 25, 2003, to a low 1.0%. Real gross domestic product, which grew at a modest 1.4% in the first quarter of 2003, rose by 3.3% in the second quarter. According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter. Much of this increase resulted from robust consumer spending. Although unemployment rates remain high, the figures have declined from their peak in June 2003, and the Federal Reserve recently observed that "the labor market appears to be stabilizing."

Within the equity market, smaller companies generally outperformed larger ones and growth stocks tended to appreciate more than value equities at all capitalization levels. The bond markets benefited from anticipation of the Federal Reserve's easing move, and while yields on short-term securities continued to decline, yields on longer-term bonds rose to a peak in early September and closed the reporting period higher than where they began. For the 10-month period, corporate bonds generally outpaced Treasury securities, and high-yield bonds and emerging-market debt provided outstanding returns.

At MainStay, each of our Funds seeks to achieve its investment objective with an established process that is consistently applied in all market environments. While markets may shift and results may vary, we believe that our time-tested investment strategies can help you pursue your long-range goals with confidence.

As you may have noted, the date of this report differs from the date of previous annual reports. The MainStay Board of Trustees recently approved making October 31 the end of the fiscal year for most MainStay Funds. The report that follows provides details about the specific market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the first 10 months of 2003. If you have any questions about this report or your MainStay Fund investments, your Registered Representative will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
November 2003

4
-------


The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay Growth
Opportunities Fund versus S&P 500(R) Index,
Russell 1000(R) Index, and Inflation

CLASS A SHARES
Total Returns with Sales Charges: 1 Year 8.86%, 5 Years -0.41%, Since Inception
                                  (6/1/98) 0.47%

                                         MAINSTAY GROWTH
                                        OPPORTUNITIES FUND      S&P 500 INDEX(1)     RUSSELL 1000 INDEX(2)    INFLATION (CPI)(3)
                                        ------------------      ----------------     ---------------------    ------------------
6/1/98                                        9450.00               10000.00               10000.00                10000.00
10/31/98                                      9894.00               10133.00               10036.00                10080.00
10/31/99                                     12606.00               12734.00               12603.00                10338.00
10/31/00                                     14580.00               13510.00               13744.00                10695.00
10/31/01                                     10706.00               10146.00               10166.00                10923.00
10/31/02                                      8902.00                8613.00                8681.00                11150.00
10/31/03                                     10255.00               10404.00               10619.00                11378.00

CLASS B SHARES
Total Returns with Sales Charges: 1 Year 9.38%, 5 Years -0.42%, Since Inception
                                  (6/1/98) 0.58%

                                         MAINSTAY GROWTH
                                        OPPORTUNITIES FUND      S&P 500 INDEX(1)     RUSSELL 1000 INDEX(2)    INFLATION (CPI)(3)
                                        ------------------      ----------------     ---------------------    ------------------
6/1/98                                       10000.00               10000.00               10000.00                10000.00
10/31/98                                     10430.00               10133.00               10036.00                10080.00
10/31/99                                     13200.00               12734.00               12603.00                10338.00
10/31/00                                     15149.00               13510.00               13744.00                10695.00
10/31/01                                     11038.00               10146.00               10166.00                10923.00
10/31/02                                      9108.00                8613.00                8681.00                11150.00
10/31/03                                     10318.00               10404.00               10619.00                11378.00

CLASS C SHARES
Total Returns with Sales Charges: 1 Year 13.27%, 5 Years -0.04%, Since Inception
                                  (6/1/98) 0.74%

                                         MAINSTAY GROWTH
                                        OPPORTUNITIES FUND      S&P 500 INDEX(1)     RUSSELL 1000 INDEX(2)    INFLATION (CPI)(3)
                                        ------------------      ----------------     ---------------------    ------------------
6/1/98                                       10000.00               10000.00               10000.00                10000.00
10/31/98                                     10430.00               10133.00               10036.00                10080.00
10/31/99                                     13200.00               12734.00               12603.00                10338.00
10/31/00                                     15149.00               13510.00               13744.00                10695.00
10/31/01                                     11038.00               10146.00               10166.00                10923.00
10/31/02                                      9108.00                8613.00                8681.00                11150.00
10/31/03                                     10408.00               10404.00               10619.00                11378.00

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MAINSTAYFUNDS.COM.

                                                                               5
                                                                               -

-------
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 1%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

3. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

6
-------

1. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. For each of these Russell indices, the corresponding Growth Index measures the performance of those companies in the index with higher price-to-book ratios and higher forecasted growth values, and the corresponding Value Index measures the performance of those companies in the index with lower price-to-book ratios and lower forecasted growth values. Results for all indices assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.


2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

3. See footnote on page 5 for more information about the S&P 500 Index.

Portfolio Management Discussion and Analysis
The U.S. equity market produced strong returns for the 10 months ended October 31, 2003. Equity gains were broadly based, with almost every sector end ing the 10-month period in positive territory. Russell data shows that growth stocks outperformed value stocks at all capitalization levels and that mid- and smaller-capitalization stocks generally outperformed larger-capitalization issues.(1)

The year 2003 started off slowly, with the uncertainty of a war with Iraq hanging over both the U.S. economy and the equity market. As coalition troops assembled in Kuwait in mid-March, the stock market began to rise, rebounding sharply as it became increasingly evident that the military conflict would be resolved quickly. Further support for the equity market came in late June when the Federal Reserve lowered the targeted federal funds rate by 25 basis points to a low 1.0%. Fiscal policy also contributed to the economy when Congress passed a highly stimulative tax bill that reduced tax rates on corporate divi dends. Stock prices continued to climb through the remainder of the period.

The combination of factors proved beneficial to the U.S. economy. According to preliminary estimates from the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third calendar quarter of 2003. Not only has the U.S. economy rebounded, but most of the nation's foreign trading partners have also seen economic improvements. This, in turn, helped buoy U.S. corporate earnings.

Cyclical sectors, such as information technology and consumer discretionary, led U.S. equity market performance for the year-to-date period. Less-cyclical sectors, such as telecommunication services and health care, lagged on a relative basis. Interestingly, the growth expectations prompted by monetary and fiscal stimulus had a stronger impact on the relative returns of lower-quality stocks, which helped them outperform higher-quality issues for the year-to-date period.

PERFORMANCE REVIEW

For the 10 months ended October 31, 2003, MainStay Growth Opportunities Fund returned 18.51% for Class A shares, 17.80% for Class B shares, and 17.68% for Class C shares, excluding all sales charges. All share classes underperformed the 19.16% return of the average Lipper(2) large-cap core fund over the same period. All share classes also underperformed the 21.21% return of the S&P 500 Index(3) and the 22.49% return of the Russell 1000(R) Index for the first 10 months of 2003.

The Fund's relative performance was negatively impacted by a core orientation toward higher-quality companies with steady earnings and strong balance sheets during the first six months of the reporting period. We shifted the Fund to a

                                                                               7
                                                                               -

YEAR-BY-YEAR AND 10-MONTH PERFORMANCE (WITHOUT SALES CHARGES)

CLASS A SHARES
[FUND PERFORMANCE BAR CHART-CLASS A]

                                                                            CLASS A SHARES
                                                                            --------------
12/98                                                                            18.60
12/99                                                                            29.67
12/00                                                                            -2.70
12/01                                                                           -17.77
12/02                                                                           -25.58
10/03                                                                            18.51

CLASS B SHARES
[CLASS B SHARES CHART]

                                                                            CLASS B SHARES
                                                                            --------------
12/98                                                                            18.00
12/99                                                                            28.80
12/00                                                                            -3.46
12/01                                                                           -18.41
12/02                                                                           -26.12
10/03                                                                            17.80

slightly more aggressive stance during the last four months of the reporting period, which improved the Fund's relative performance.

STRATEGY AND SECTOR ALLOCATION

At the end of the 10-month period, the Fund had a cyclical orientation, with overweighted positions in the information technology and industrials sectors. Our decision to orient the Fund in this way was based primarily on our positive view of the U.S. economy through early 2004. The Fund's holdings in these two sectors benefited during the period from the strengthening global economic

8
-------

4. Percentages reflect the total return performance of the indicated securities for the 10 months ended October 31, 2003, or for the portion of the reporting period such securities were held in the Fund, if shorter. Due to purchases and sales, the performance of Fund holdings may differ from the performance of the securities themselves.

YEAR-BY-YEAR AND 10-MONTH PERFORMANCE (WITHOUT SALES CHARGES), CONTINUED

CLASS C SHARES
[CLASS C SHARES CHART]

                                                                            CLASS C SHARES
                                                                            --------------
12/98                                                                            18.00
12/99                                                                            28.80
12/00                                                                            -3.46
12/01                                                                           -18.41
12/02                                                                           -26.12
10/03                                                                            17.68

environment and the weak U.S. dollar, since many of the Fund's holdings in these sectors have high exposure to international markets.

The Fund had an overweighted position in the health care sector, but little exposure to the pharmaceuticals industry. Within the health care sector, we focused on companies with superior earnings-growth prospects based on new products or services. We continue to believe that the health care sector should benefit from an aging U.S. population, but we are carefully monitoring potential governmental restrictions in certain subindustries.

At the end of the 10-month period, the Fund held underweighted positions in the consumer staples, energy, and telecommunication services sectors, each for different reasons. Growth of the consumer staples sector historically lags the broader equity market during improving earnings cycles. We expect commodity prices in the energy sector to moderate from last winter's high levels. And the telecommunication services sector has faced an increasingly difficult competitive pricing environment in the last few years.

STRONG AND WEAK PERFORMERS

Intel (+112%)(4) and Applied Materials (+79%) were strong performers for the Fund during the 10-month period, as earnings expectations at both of these semiconductor companies increased with the improving economy. Video-game provider Electronic Arts (+98%) also performed well as the company's stock rebounded strongly from a depressed price level at year-end 2002. Electronic Arts was able to distinguish itself from its peers by exceeding earnings expectations. Medical-

                                                                               9
                                                                               -

supplies company Boston Scientific (+59%) provided strong returns during the reporting period, since investors expect new-product approvals to provide a significant boost to the company's earnings in 2004. Cisco Systems (+58%), the large networking and communications equipment company, benefited from the improving economy and from expectations of increased business spending for the company's products next year.

Given the broad-based strength of the U.S. equity market year-to-date, only a few stocks in the Fund's portfolio provided disappointing results. Defense con tractor Lockheed Martin (-20%) was one of the Fund's weakest holdings. Even though the company's operating performance was positive, the stock suffered based on consensus expectations for reduced earnings in 2004.

SIGNIFICANT PURCHASES AND SALES

One of the Fund's best-performing new purchases was wireless communications provider Nextel Communications (+82%). The stock reacted favorably to the company's improving cash-flow generation from operations. The Fund also added copper producer Phelps Dodge (+58%), which benefited from improved copper pricing as global economic growth began to recover. Regional bank PNC Financial Services Group (+24%) was another new purchase that performed well during the portion of the reporting period it was held in the Fund. The com-pany's share price rose as a result of a merger late in the reporting period, and the transaction helped raise valuations for several regional banks.

Most of the Fund's sales were based not on declining absolute returns but rather on underperformance relative to an equity market that showed strong overall performance. Nevertheless, our decision to sell the Fund's position in consumer-products manufacturer Newell Rubbermaid generated significant benefit to the Fund. Newell Rubbermaid's stock declined 20% after our sale date, since the company suffered from a significant earnings disappointment and from lowered expectations regarding future earnings.

LOOKING AHEAD

Positive economic news may have helped support the U.S. equity market over the first 10 months of 2003, but we believe that much of this news has already been discounted in many equity sectors. We also believe that lofty forward earnings multiples may leave equity valuations highly susceptible to changes in interest rates. Since we expect interest rates to remain low for some time, however, we believe the next market advance will likely depend on continued improvement in corporate earnings. In our view, the U.S. equity market may see increased volatility and more selective successes.

10
-

We consider it rather ironic that over the last 10 months, companies that don't pay dividends outperformed those that do pay them, especially given the recent reduction of tax rates on corporate dividends. We expect this trend to reverse as later-cycle stocks, which tend to be higher-quality dividend-paying companies, assume market leadership in a maturing economic recovery. We also see oppor tunity potential in companies with sizable exposure to international markets, as we anticipate little upside in the value of the U.S. dollar in light of next year's projected fiscal deficit. No matter what the economy or the markets may bring, the Fund will continue to seek long-term growth of capital, with income as a secondary consideration.

James Agostisi
Patricia S. Rossi
Portfolio Managers
New York Life Investment Management LLC

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

Portfolio of Investments October 31, 2003

                                                                              11
                                                                               -

                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (97.7%)+

AEROSPACE & DEFENSE (2.6%)
Empresa Brasileira de
 Aeronautica S.A. ADR (b).......     23,100       $   599,445
Northrop Grumman Corp. .........     10,000           894,000
United Technologies Corp. ......     11,800           999,342
                                                  -----------
                                                    2,492,787
                                                  -----------
AIR FREIGHT & LOGISTICS (1.1%)
United Parcel Service, Inc.
 Class B........................     14,400         1,044,288
                                                  -----------
BEVERAGES (2.4%)
Anheuser-Busch Cos., Inc. ......     18,000           886,680
PepsiCo, Inc. ..................     29,500         1,410,690
                                                  -----------
                                                    2,297,370
                                                  -----------
BIOTECHNOLOGY (4.9%)
Amgen, Inc. (a).................     21,100         1,303,136
Chiron Corp. (a)................     21,700         1,185,471
Genzyme Corp. (a)...............     24,600         1,129,140
Gilead Sciences, Inc. (a).......      8,500           463,930
Invitrogen Corp. (a)............      8,700           553,233
                                                  -----------
                                                    4,634,910
                                                  -----------
CAPITAL MARKETS (5.2%)
Bank of New York Co., Inc.
 (The)..........................     31,000           966,890
Franklin Resources, Inc. .......     21,500         1,019,530
Goldman Sachs Group, Inc.
 (The)..........................     15,400         1,446,060
Morgan Stanley..................     28,100         1,541,847
                                                  -----------
                                                    4,974,327
                                                  -----------
CHEMICALS (2.0%)
E.I. du Pont de Nemours &
 Co. ...........................     10,900           440,360
Eastman Chemical Co. ...........     13,700           444,702
PPG Industries, Inc. ...........     16,900           974,285
                                                  -----------
                                                    1,859,347
                                                  -----------
COMMERCIAL BANKS (6.3%)
Bank of America Corp. ..........     11,750           889,828
Bank One Corp. .................     23,300           989,085
FleetBoston Financial Corp. ....     29,500         1,191,505
PNC Financial Services
 Group, Inc. (The)..............     18,300           980,331
U.S. Bancorp....................     39,900         1,086,078
Wells Fargo & Co. ..............     14,400           811,008
                                                  -----------
                                                    5,947,835
                                                  -----------
COMMUNICATIONS EQUIPMENT (2.6%)
Avaya, Inc. (a).................     34,100           441,254
Cisco Systems, Inc. (a).........     59,200         1,242,016
Nokia Corp. ADR (b).............     47,900           813,821
                                                  -----------
                                                    2,497,091
                                                  -----------

                                    SHARES           VALUE
                                  ---------------------------
COMPUTERS & PERIPHERALS (3.9%)
Dell, Inc. (a)..................     48,700       $ 1,759,044
EMC Corp. (a)...................     78,900         1,091,976
International Business Machines
 Corp. .........................      9,800           876,904
                                                  -----------
                                                    3,727,924
                                                  -----------
CONSUMER FINANCE (1.6%)
American Express Co. ...........     22,000         1,032,460
MBNA Corp. .....................     19,500           482,625
                                                  -----------
                                                    1,515,085
                                                  -----------
DIVERSIFIED FINANCIAL (2.4%)
Citigroup, Inc. ................     47,197         2,237,138
                                                  -----------

ELECTRIC UTILITIES (3.0%)
Dominion Resources, Inc. .......     14,200           874,720
Exelon Corp. ...................     15,700           996,165
Southern Co. (The)..............     34,600         1,031,080
                                                  -----------
                                                    2,901,965
                                                  -----------
ENERGY EQUIPMENT & SERVICES (0.4%)
ENSCO International, Inc. ......     13,400           353,090
                                                  -----------

FOOD & STAPLES RETAILING (1.5%)
Wal-Mart Stores, Inc. ..........     23,900         1,408,905
                                                  -----------

HEALTH CARE EQUIPMENT & SUPPLIES (4.9%)
Boston Scientific Corp. (a).....     26,000         1,760,720
Guidant Corp. ..................     20,100         1,025,301
Stryker Corp. ..................      9,500           770,545
Zimmer Holdings, Inc. (a).......     17,500         1,116,675
                                                  -----------
                                                    4,673,241
                                                  -----------
HEALTH CARE PROVIDERS & SERVICES (2.7%)
Aetna, Inc. ....................      8,700           499,467
Anthem, Inc. (a)................     14,000           958,020
WellPoint Health Networks, Inc.
 (a)............................     12,100         1,075,690
                                                  -----------
                                                    2,533,177
                                                  -----------
HOTELS, RESTAURANTS & LEISURE (2.2%)
International Game Technology...     40,700         1,332,925
Starwood Hotels & Resorts
 Worldwide, Inc. ...............     23,900           806,147
                                                  -----------
                                                    2,139,072
                                                  -----------
HOUSEHOLD PRODUCTS (2.6%)
Colgate-Palmolive Co. ..........     19,500         1,037,205
Procter & Gamble Co. (The)......     14,100         1,385,889
                                                  -----------
                                                    2,423,094
                                                  -----------
INDUSTRIAL CONGLOMERATES (4.7%)
3M Co. .........................     24,300         1,916,541
General Electric Co. ...........     67,700         1,963,977
Textron, Inc. ..................     10,700           531,683
                                                  -----------
                                                    4,412,201
                                                  -----------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Growth Opportunities Fund

12
-

                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (CONTINUED)
INSURANCE (3.3%)
ACE, Ltd. ......................     25,100       $   903,600
Allstate Corp. (The)............     33,900         1,339,050
Travelers Property Casualty
 Corp. Class A..................     52,800           860,640
                                                  -----------
                                                    3,103,290
                                                  -----------
INTERNET & CATALOG RETAIL (0.8%)
eBay, Inc. (a)..................     13,700           766,378
                                                  -----------
IT SERVICES (1.0%)
SunGard Data Systems, Inc.
 (a)............................     34,000           953,700
                                                  -----------

MACHINERY (2.2%)
Eaton Corp. ....................     10,000         1,002,400
Illinois Tool Works, Inc. ......     14,400         1,059,120
                                                  -----------
                                                    2,061,520
                                                  -----------
MEDIA (4.9%)
Clear Channel Communications,
 Inc. ..........................     25,400         1,036,828
Comcast Corp. Class A (a).......     22,700           769,984
EchoStar Communications Corp.
 Class A (a)....................     24,700           946,504
Time Warner, Inc. (a)...........     63,200           966,328
Viacom, Inc. Class B............     23,300           928,971
                                                  -----------
                                                    4,648,615
                                                  -----------
METALS & MINING (1.1%)
Phelps Dodge Corp. (a)..........     17,000         1,049,580
                                                  -----------
OIL & GAS (3.0%)
ConocoPhillips..................     19,100         1,091,565
Devon Energy Corp. .............     16,600           805,100
Exxon Mobil Corp. ..............     25,800           943,764
                                                  -----------
                                                    2,840,429
                                                  -----------
PERSONAL PRODUCTS (1.5%)
Avon Products, Inc. ............     21,100         1,433,956
                                                  -----------

PHARMACEUTICALS (3.6%)
Abbott Laboratories.............     21,400           912,068
Mylan Laboratories, Inc. .......     21,300           514,395
Pfizer, Inc. ...................     30,500           963,800
Teva Pharmaceutical Industries
 Ltd. ADR (b)...................     17,400           989,886
                                                  -----------
                                                    3,380,149
                                                  -----------

                                    SHARES           VALUE
                                  ---------------------------
REAL ESTATE (2.3%)
Equity Office Properties
 Trust..........................     27,800       $   778,678
Equity Residential..............     32,013           936,380
ProLogis........................     15,800           466,732
                                                  -----------
                                                    2,181,790
                                                  -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (7.1%)
Applied Materials, Inc. (a).....     58,500         1,367,145
Intel Corp. ....................     54,900         1,814,445
Micron Technology, Inc. (a).....     93,700         1,343,658
Teradyne, Inc. (a)..............     46,800         1,066,104
Texas Instruments, Inc. ........     38,300         1,107,636
                                                  -----------
                                                    6,698,988
                                                  -----------
SOFTWARE (6.3%)
BEA Systems, Inc. (a)...........     57,700           802,030
Electronic Arts, Inc. (a).......     12,500         1,238,000
Mercury Interactive Corp. (a)...     15,200           705,888
Microsoft Corp. ................     59,800         1,563,770
SAP AG ADR (b)..................     22,200           811,188
VERITAS Software Corp. (a)......     22,700           820,605
                                                  -----------
                                                    5,941,481
                                                  -----------
SPECIALTY RETAIL (1.7%)
Home Depot, Inc. (The)..........     26,200           971,234
TJX Cos., Inc. (The)............     32,300           677,977
                                                  -----------
                                                    1,649,211
                                                  -----------
TEXTILES, APPAREL & LUXURY GOODS (1.1%)
NIKE, Inc. Class B..............     15,700         1,003,230
                                                  -----------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
Nextel Communications, Inc.
 Class A (a)....................     31,100           752,620
                                                  -----------
Total Investments
 (Cost $82,675,538) (c).........       97.7%       92,537,784(d)
Cash and Other Assets,
 Less Liabilities...............        2.3         2,150,331
                                  ----------      -----------
Net Assets......................      100.0%      $94,688,115
                                  ==========      ===========

-------
(a)  Non-income producing security.
(b)  ADR-American Depositary Receipt.
(c)  The cost for federal income tax purposes is $82,968,094.
(d)  At October 31, 2003, net unrealized appreciation was
     $9,569,690 based on cost for federal income tax purposed.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of
     market value over cost of $11,286,349 and aggregate
     unrealized depreciation for all investments on which
     there was an excess of cost over market value of
     $1,716,659.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

Statement of Assets and Liabilities as of October 31, 2003

ASSETS:
Investment in securities, at value (identified cost
  $82,675,538)..............................................       $ 92,537,784
Receivables:
  Investment securities sold................................          1,726,882
  Fund shares sold..........................................          1,076,771
  Dividends and interest....................................             89,062
Other assets................................................             10,594
                                                                   ------------
        Total assets........................................         95,441,093
                                                                   ------------
LIABILITIES:
Due to custodian............................................            271,856
Payables:
  Fund shares redeemed......................................            173,351
  Transfer agent............................................             89,094
  Investment securities purchased...........................             59,889
  NYLIFE Distributors.......................................             54,859
  Manager...................................................             36,372
  Shareholder communication.................................             30,386
  Custodian.................................................              3,960
Accrued expenses............................................             33,211
                                                                   ------------
        Total liabilities...................................            752,978
                                                                   ------------
Net assets..................................................       $ 94,688,115
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     35,857
  Class B...................................................             52,596
  Class C...................................................              2,369
Additional paid-in capital..................................        118,283,304
Accumulated net realized loss on investments................        (33,548,257)
Net unrealized appreciation on investments..................          9,862,246
                                                                   ------------
Net assets..................................................       $ 94,688,115
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 38,313,351
                                                                   ============
Shares of beneficial interest outstanding...................          3,585,689
                                                                   ============
Net asset value per share outstanding.......................       $      10.69
Maximum sales charge (5.50% of offering price)..............               0.62
                                                                   ------------
Maximum offering price per share outstanding................       $      11.31
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 53,945,686
                                                                   ============
Shares of beneficial interest outstanding...................          5,259,632
                                                                   ============
Net asset value and offering price per share outstanding....       $      10.26
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  2,429,078
                                                                   ============
Shares of beneficial interest outstanding...................            236,882
                                                                   ============
Net asset value and offering price per share outstanding....       $      10.25
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Statement of Operations for the period January 1, 2003 through October 31, 2003* and the year ended December 31, 2002

                                                                 2003*          2002
                                                              -----------   ------------
INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $ 1,060,850   $  1,270,526
  Interest..................................................       25,463         51,684
                                                              -----------   ------------
    Total income............................................    1,086,313      1,322,210
                                                              -----------   ------------
Expenses:
  Manager...................................................      479,681        654,351
  Transfer agent............................................      442,580        540,900
  Distribution--Class B.....................................      306,052        447,840
  Distribution--Class C.....................................       12,139         13,137
  Service--Class A..........................................       65,251         80,038
  Service--Class B..........................................      102,017        149,280
  Service--Class C..........................................        4,046          4,379
  Shareholder communication.................................       40,302         45,809
  Professional..............................................       39,703         36,010
  Registration..............................................       29,116         29,054
  Recordkeeping.............................................       25,617         33,991
  Custodian.................................................       16,129         19,514
  Trustees..................................................        5,756          8,000
  Amortization of organization expense......................        5,633         13,490
  Miscellaneous.............................................       19,844         22,150
                                                              -----------   ------------
    Total expenses before reimbursement.....................    1,593,866      2,097,943
  Expense reimbursement from Manager........................     (145,000)       (94,568)
                                                              -----------   ------------
    Net expenses............................................    1,448,866      2,003,375
                                                              -----------   ------------
Net investment loss.........................................     (362,553)      (681,165)
                                                              -----------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments.....................      916,561    (18,412,322)
Net change in unrealized depreciation on investments........   13,344,388     (9,712,182)
                                                              -----------   ------------
Net realized and unrealized gain (loss) on investments......   14,260,949    (28,124,504)
                                                              -----------   ------------
Net increase (decrease) in net assets resulting from
  operations................................................  $13,898,396   $(28,805,669)
                                                              ===========   ============

-------

 * The Fund changed its fiscal year end from December 31 to October 31.
(a) Dividends recorded net of foreign withholding taxes of $4,936 and $1,582 for 2003 and 2002, respectively.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Statement of Changes in Net Assets for the period January 1, 2003 to October 31, 2003* and the years ended December 31, 2002 and December 31, 2001

                                                                 2003*          2002           2001
                                                              -----------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................  $  (362,553)  $   (681,165)  $ (1,066,590)
  Net realized gain (loss) on investments...................      916,561    (18,412,322)   (14,706,029)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   13,344,388     (9,712,182)    (8,506,176)
                                                              -----------   ------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................   13,898,396    (28,805,669)   (24,278,795)
                                                              -----------   ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   15,132,019     14,219,392      6,796,136
    Class B.................................................    5,900,587      8,949,625     14,489,535
    Class C.................................................      577,629      1,202,762        653,976
  Cost of shares redeemed:
    Class A.................................................  (10,924,221)    (7,164,908)    (6,568,060)
    Class B.................................................   (8,490,629)   (15,108,651)   (15,736,874)
    Class C.................................................     (203,580)      (614,541)      (814,757)
                                                              -----------   ------------   ------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................    1,991,805      1,483,679     (1,180,044)
                                                              -----------   ------------   ------------
      Net increase (decrease) in net assets.................   15,890,201    (27,321,990)   (25,458,839)
NET ASSETS:
Beginning of period.........................................   78,797,914    106,119,904    131,578,743
                                                              -----------   ------------   ------------
End of period...............................................  $94,688,115   $ 78,797,914   $106,119,904
                                                              ===========   ============   ============

-------

     The Fund changed its fiscal year end from December 31 to
 *   October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

Financial Highlights selected per share data and ratios

                                                                                  Class A
                                           --------------------------------------------------------------------------------------
                                           January 1,
                                              2003                                                                     June 1**
                                             through                      Year ended December 31,                      through
                                           October 31,      ---------------------------------------------------      December 31,
                                              2003*             2002           2001         2000         1999            1998
                                           -----------      ------------      -------      -------      -------      ------------
Net asset value at beginning of period...    $  9.02          $ 12.12         $ 14.74      $ 15.37      $ 11.86        $ 10.00
                                             -------          -------         -------      -------      -------        -------
Net investment loss (a)..................      (0.01)           (0.02)          (0.05)       (0.04)       (0.02)         (0.05)
Net realized and unrealized gain (loss)
 on investments..........................       1.68            (3.08)          (2.57)       (0.38)        3.54           1.91
                                             -------          -------         -------      -------      -------        -------
Total from investment operations.........       1.67            (3.10)          (2.62)       (0.42)        3.52           1.86
                                             -------          -------         -------      -------      -------        -------
Less distributions to shareholders:
 From net realized gain on investments...         --               --              --        (0.17)       (0.01)            --
 In excess of net realized gain on
   investments...........................         --               --              --        (0.04)          --             --
                                             -------          -------         -------      -------      -------        -------
Total distributions to shareholders......         --               --              --        (0.21)       (0.01)            --
                                             -------          -------         -------      -------      -------        -------
Net asset value at end of period.........    $ 10.69          $  9.02         $ 12.12      $ 14.74      $ 15.37        $ 11.86
                                             =======          =======         =======      =======      =======        =======
Total investment return (b)..............      18.51%          (25.58%)        (17.77%)      (2.70%)      29.67%         18.60%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment loss...................      (0.06%)+         (0.24%)         (0.42%)      (0.26%)      (0.16%)        (1.09%)+
   Net expenses..........................       1.65%+           1.65%           1.58%        1.49%        1.59%          2.53%+
   Expenses (before reimbursement).......       1.86%+           1.75%           1.58%        1.49%        1.59%          2.53%+
Portfolio turnover rate..................         71%             130%             95%          70%          72%            32%
Net assets at end of period (in 000's)...    $38,313          $28,639         $31,389      $38,040      $26,214        $13,293

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
***  Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

                                 Class B                                                       Class C
    ------------------------------------------------------------------   ---------------------------------------------------
    January 1,                                                           January 1,
       2003                                                 June 1**        2003
      through            Year ended December 31,            through        through            Year ended December 31,
    October 31,   -------------------------------------   December 31,   October 31,   -------------------------------------
       2003*       2002      2001      2000      1999         1998          2003*       2002      2001      2000      1999
    -----------   -------   -------   -------   -------   ------------   -----------   -------   -------   -------   -------
      $  8.71     $ 11.79   $ 14.45   $ 15.19   $ 11.80     $ 10.00        $ 8.71      $ 11.79   $ 14.45   $ 15.19   $ 11.80
      -------     -------   -------   -------   -------     -------        ------      -------   -------   -------   -------
        (0.06)      (0.10)    (0.15)    (0.15)    (0.11)      (0.08)        (0.06)       (0.10)    (0.15)    (0.15)    (0.11)
         1.61       (2.98)    (2.51)    (0.38)     3.51        1.88          1.60        (2.98)    (2.51)    (0.38)     3.51
      -------     -------   -------   -------   -------     -------        ------      -------   -------   -------   -------
         1.55       (3.08)    (2.66)    (0.53)     3.40        1.80          1.54        (3.08)    (2.66)    (0.53)     3.40
      -------     -------   -------   -------   -------     -------        ------      -------   -------   -------   -------
           --          --        --     (0.17)    (0.01)         --            --           --        --     (0.17)    (0.01)
           --          --        --     (0.04)       --          --            --           --        --     (0.04)       --
      -------     -------   -------   -------   -------     -------        ------      -------   -------   -------   -------
           --          --        --     (0.21)    (0.01)         --            --           --        --     (0.21)    (0.01)
      -------     -------   -------   -------   -------     -------        ------      -------   -------   -------   -------
      $ 10.26     $  8.71   $ 11.79   $ 14.45   $ 15.19     $ 11.80        $10.25      $  8.71   $ 11.79   $ 14.45   $ 15.19
      =======     =======   =======   =======   =======     =======        ======      =======   =======   =======   =======
        17.80%     (26.12%)  (18.41%)   (3.46%)   28.80%      18.00%        17.68%      (26.12%)  (18.41%)   (3.46%)   28.80%
        (0.81%)+    (0.99%)   (1.17%)   (1.01%)   (0.91%)     (1.84%)+      (0.81%)+     (0.99%)   (1.17%)   (1.01%)   (0.91%)
         2.40%+      2.40%     2.33%     2.24%     2.34%       3.28%+        2.40%+       2.40%     2.33%     2.24%     2.34%
         2.61%+      2.50%     2.33%     2.24%     2.34%       3.28%+        2.61%+       2.50%     2.33%     2.24%     2.34%
           71%        130%       95%       70%       72%         32%           71%         130%       95%       70%       72%
      $53,946     $48,434   $73,048   $91,246   $58,937     $12,351        $2,429      $ 1,724   $ 1,683   $ 2,293   $   806

        Class C
     --------------

     September 1***
        through
      December 31,
          1998
     --------------
        $  9.22
        -------
          (0.06)
           2.64
        -------
           2.58
        -------
             --
             --
        -------
             --
        -------
        $ 11.80
        =======
          27.98%
          (1.84%)+
           3.28%+
           3.28%+
             32%
        $    --(c)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Growth Opportunities Fund

18
-

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Growth Opportunities Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on invest-ments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

Effective January 1, 2004, the Fund will change its name to MainStay Common Stock Fund.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

(B) ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled $67,460 and were amortized over 60 months beginning at the commencement of operations.

Notes to Financial Statements

                                                                              19
                                                                               -

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current period reclassification between accumulated net investment loss and additional paid-in capital arising permanent differences; net assets at October 31, 2003, are not affected.

 ACCUMULATED
NET INVESTMENT     ADDITIONAL
     LOSS        PAID-IN-CAPITAL
--------------   ---------------
   $362,553         $(362,553)

The reclassification for the Fund is primarily due to net operating losses.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The

MainStay Growth Opportunities Fund

20
-

expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as the Fund's Manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a Subadvisor.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.65%, 2.40% and 2.40% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the ten months ended October 31, 2003, the Manager earned from the Fund $479,681 and reimbursed the Fund for $145,000. For the year ended December 31, 2002, the Manager earned from the Fund $654,351 and reimbursed the Fund for $94,568.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

                                                                              21
                                                                               -

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $862 for the ten months ended October 31, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $347, $55,741 and $670, respectively, for the ten months ended October 31, 2003.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the ten months ended October 31, 2003 and year ended December 31, 2002, amounted to $442,580 and $540,900, respectively.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Growth Opportunities Fund only pays a portion of the fees identified above.

(F) CAPITAL. At October 31, 2003, New York Life held shares of Class A with a value of $9,766,549. This represents 25.5% of the Class A net assets at period end and 10.3% of the Fund's total net assets at period end.

(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $1,738 for the ten months ended October 31, 2003 and $1,801 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $25,617 for the ten months ended October 31, 2003 and $33,991 for the year ended December 31, 2002.

MainStay Growth Opportunities Fund

22
-

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2003, the components of accumulated loss on a tax basis were as follows:

ACCUMULATED CAPITAL    UNREALIZED    TOTAL ACCUMULATED
 AND OTHER LOSSES     APPRECIATION         LOSS
-------------------   ------------   -----------------
   $(33,255,701)       $9,569,690      $(23,686,011)

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals.

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $33,255,701 were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                          AMOUNT
                     AVAILABLE THROUGH                        (000'S)
------------------------------------------------------------  -------
     2009...................................................  $14,676
     2010...................................................   16,193
     2011...................................................    2,387
                                                              -------
                                                              $33,256
                                                              =======

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the ten months ended October 31, 2003, purchases and sales of securities, other than short-term securities, were $59,149 and $56,781, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive share-holder redemption requests. The funds pay a commitment fee, at an annual rate of ..075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the ten months ended October 31, 2003.

                                                                              23
                                                                               -

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                JANUARY 1                                        YEAR ENDED
                                 THROUGH                                        DECEMBER 31,
                               OCTOBER 31               ------------------------------------------------------------
                                  2003*                            2002                             2001
                       ---------------------------      ---------------------------      ---------------------------
                       CLASS A   CLASS B   CLASS C      CLASS A   CLASS B   CLASS C      CLASS A   CLASS B   CLASS C
                       -------   -------   -------      -------   -------   -------      -------   -------   -------
Shares sold..........   1,518      649        62         1,271       891      118          534      1,152       50
Shares redeemed......  (1,108)    (951)      (23)         (685)   (1,523)     (63)        (525)    (1,273)     (66)
                       ------     ----       ---         -----    ------      ---         ----     ------      ---
Net increase
  (decrease).........     410     (302)      (39)          586      (632)      55            9       (121)     (16)
                       ======     ====       ===         =====    ======      ===         ====     ======      ===

-------

     The Fund changed its fiscal year end from December 31 to
 *   October 31.

NOTE 8--OTHER MATTERS:

New York Life Investment Management LLC (NYLIM) and mutual funds that NYLIM advises, including The MainStay Funds, have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading and other matters. We are cooperating fully in responding to these requests. We have no reason to believe that NYLIM or any of the mutual funds NYLIM advises has been targeted as the subject of any governmental or regulatory enforcement action.

24
-

Report of Independent Auditors

To the Trustees of The MainStay Funds and Shareholders of
MainStay Growth Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Growth Opportunities Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the ten months ended October 31, 2003 and the year ended December 31, 2002, the changes in its net assets for the ten months ended October 31, 2003 and each of the two years in the period ended December 31, 2002 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 18, 2003

                                                                              25
                                                                               -

The MainStay Funds--Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   2002 and         Manager, New York Life Investment
                          Trustee since    Management LLC (including predecessor
                          2000             advisory organizations) and New York
                                           Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Executive Vice
                                           President and Manager, NYLIFE LLC;
                                           Manager, NYLIFE Distributors LLC; Vice
                                           Chairman, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        41             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, NYLIFE LLC; Director, NYLIFE
                                           Securities, Inc.; Chairman, President,
                                           and Manager, NYLIFE Distributors LLC;
                                           Manager, McMorgan & Company LLC;
                                           Chairman, Trustee, and President,
                                           Eclipse Funds, (4 portfolios); Chairman
                                           and Director, Eclipse Funds Inc. (13
                                           portfolios); Senior Vice President,
                                           Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities
  Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5
  Years."

26
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24             None
3/1/32                    1996             Officer, New York Life Insurance Company
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Manager, MacKay Shields LLC;          24             None
7/1/25                    1991             Chairman, Chief Executive Officer, and
                                           President, New York Life Insurance
                                           Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Non-Executive
11/13/39                  1997             Chancellor, Queen's University (1985 to                Director, Allied
                                           2001).                                                 Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group,
                                                                                                  Plc; Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc.
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, Adolor
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Corporation;
                          Non-             firm).                                                 Director, First
                          Interested                                                              Advantage
                          Trustee                                                                 Corporation.
---------------------------------------------------------------------------------------------------------------------
Michael H. Sutton         Trustee since    Retired. Independent Consultant (1999 to       24             None
9/19/40                   2003             present); Special Consultant, Financial
                                           Accounting Standards Board (1998 to
                                           1999); Chief Accountant, United States
                                           Securities and Exchange Commission (1995
                                           to 1998).
---------------------------------------------------------------------------------------------------------------------

                                                                              27
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Advisor (July 2003 to present) and             24             None
2/13/52                   1994             Managing Director (2001 to June 2003),
                                           The Carlyle Group (private investment
                                           firm); Chairman and Chief Executive
                                           Officer, Somerset Group (financial
                                           advisory firm); Senior Managing
                                           Director, Groupe Arnault (private
                                           investment firm) (1999 to 2001).
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Manager, NYLIFE Distributors
                                           LLC.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, and MainStay VP Series
                          since 2001       Fund, Inc.; Chief Financial Officer and
                                           Assistant Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors LLC; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., and Eclipse Funds; Managing
                                           Director and Senior Counsel, Lehman
                                           Brothers Inc., (October 1998 to December
                                           1999); General Counsel and Managing
                                           Director, JP Morgan Investment
                                           Management Inc. (1986 to September
                                           1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc.; Vice
                                           President-Financial Operations and Chief
                                           Financial Officer, NYLIFE Distributors
                                           LLC; Tax Vice President, New York Life
                                           International, LLC; Tax Vice President,
                                           Eclipse Funds, Eclipse Funds Inc., and
                                           MainStay VP Series Fund, Inc.
---------------------------------------------------------------------------------------------------------------------

28
-

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund(2)
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(3)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Ceased operations as of November 28, 2003.
3. Closed to new investors as of December 1, 2001.
4. An affiliate of New York Life Investment Management LLC.

                                                                              29
                                                                               -

                       This page intentionally left blank

30
-

                       This page intentionally left blank

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Auditors
1. As of October 31, 2003.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054


www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors LLC. All rights reserved.  MSGP11- 12/03
NYLIM-A04347                                        21
[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) Growth
    Opportunities Fund

    ANNUAL REPORT

    OCTOBER 31, 2003

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               2



                                                              $10,000 Invested in MainStay High Yield
                                                              Corporate Bond Fund versus Credit Suisse
                                                              First Boston(TM) High Yield Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           3



                                                              Portfolio Management Discussion and Analysis     4



                                                              Year-by-Year and 10-Month Performance            5



                                                              Portfolio of Investments                         8



                                                              Financial Statements                            21



                                                              Notes to Financial Statements                   26



                                                              Report of Independent Auditors                  38



                                                              Trustees and Officers                           39



                                                              The MainStay(R) Funds                           42

President's Letter

The first 10 months of 2003 represented a positive period for most investors. Although the stock market struggled from mid-January through early March, it recovered strongly through the end of October. The rally began several days before coalition forces entered Iraq and continued long after the conclusion of major combat operations. Although difficulties in Iraq, the Middle East, and North Korea continued to raise concerns, investors have tended to focus on corporate earnings and the potential for an economic turnaround.

The Federal Reserve remained accommodative throughout the 10-month period, and the Federal Open Market Committee lowered the targeted federal funds rate by 25 basis points on June 25, 2003, to a low 1.0%. Real gross domestic product, which grew at a modest 1.4% in the first quarter of 2003, rose by 3.3% in the second quarter. According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter. Much of this increase resulted from robust consumer spending. Although unemployment rates remain high, the figures have declined from their peak in June 2003, and the Federal Reserve recently observed that "the labor market appears to be stabilizing."

Within the equity market, smaller companies generally outperformed larger ones and growth stocks tended to appreciate more than value equities at all capitalization levels. The bond markets benefited from anticipation of the Federal Reserve's easing move, and while yields on short-term securities continued to decline, yields on longer-term bonds rose to a peak in early September and closed the reporting period higher than where they began. For the 10-month period, corporate bonds generally outpaced Treasury securities, and high-yield bonds and emerging-market debt provided outstanding returns.

At MainStay, each of our Funds seeks to achieve its investment objective with an established process that is consistently applied in all market environments. While markets may shift and results may vary, we believe that our time-tested investment strategies can help you pursue your long-range goals with confidence.

As you may have noted, the date of this report differs from the date of previous annual reports. The MainStay Board of Trustees recently approved making October 31 the end of the fiscal year for most MainStay Funds. The report that follows provides details about the specific market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the first 10 months of 2003. If you have any questions about this report or your MainStay Fund investments, your Registered Representative will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
November 2003

$10,000 Invested in MainStay High Yield
Corporate Bond Fund versus Credit Suisse
First Boston(TM) High Yield Index and Inflation

CLASS A SHARES
Total Returns with Sales Charges: 1 Year 37.30%, 5 Years 6.90%, 10 Years 8.19%

[Class A Shares LINE GRAPH]

Period-end                                          MainStay High Yield Corporate Bond Fund
----------
10/31/93                                                                         $  9,550.00
94                                                                               $ 10,006.00
95                                                                               $ 11,690.00
96                                                                               $ 13,504.00
97                                                                               $ 15,567.00
98                                                                               $ 15,030.00
99                                                                               $ 16,963.00
00                                                                               $ 17,159.00
01                                                                               $ 16,251.00
02                                                                               $ 15,280.00
10/31/03                                                                         $ 21,968.00

Period-end
----------                                              Credit Suisse First Boston High Yield Index(1)           Inflation (CPI)(2)
10/31/93                                                                                   $ 10,000.00                $ 10,000.00
94                                                                                         $ 10,165.00                $ 10,261.00
95                                                                                         $ 11,714.00                $ 10,543.00
96                                                                                         $ 12,941.00                $ 10,865.00
97                                                                                         $ 14,850.00                $ 11,092.00
98                                                                                         $ 14,480.00                $ 11,257.00
99                                                                                         $ 15,282.00                $ 11,545.00
00                                                                                         $ 15,165.00                $ 11,944.00
01                                                                                         $ 15,221.00                $ 12,198.00
02                                                                                         $ 15,211.00                $ 12,452.00
10/31/03                                                                                   $ 19,996.00                $ 12,706.00


CLASS B AND CLASS C SHARES
Class B Total Returns with Sales Charges: 1 Year 37.53%, 5 Years 6.84%, 10 Years 8.03%
Class C Total Returns with Sales Charges: 1 Year 41.53%, 5 Years 7.09%, 10 Years 8.03%
[Class B Shares LINE GRAPH]

Period-end
----------                                          MainStay High Yield Corporate Bond Fund
10/31/93                                                                         $ 10,000.00
94                                                                               $ 10,477.00
95                                                                               $ 12,179.00
96                                                                               $ 13,989.00
97                                                                               $ 16,045.00
98                                                                               $ 15,371.00
99                                                                               $ 17,227.00
00                                                                               $ 17,287.00
01                                                                               $ 16,239.00
02                                                                               $ 15,190.00
10/31/03                                                                         $ 21,650.00

Period-end
----------                                              Credit Suisse First Boston High Yield Index(1)           Inflation (CPI)(2)
10/31/93                                                                                   $ 10,000.00                $ 10,000.00
94                                                                                         $ 10,165.00                $ 10,261.00
95                                                                                         $ 11,714.00                $ 10,543.00
96                                                                                         $ 12,941.00                $ 10,865.00
97                                                                                         $ 14,850.00                $ 11,092.00
98                                                                                         $ 14,480.00                $ 11,257.00
99                                                                                         $ 15,282.00                $ 11,545.00
00                                                                                         $ 15,165.00                $ 11,944.00
01                                                                                         $ 15,221.00                $ 12,198.00
02                                                                                         $ 15,211.00                $ 12,452.00
10/31/03                                                                                   $ 19,996.00                $ 12,706.00

-------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES UPON REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MAINSTAYFUNDS.COM. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/41/94 based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. The Credit Suisse First Boston(TM) High Yield Index is an unmanaged, market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and Baa by Moody's. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis


The economy strengthened over the first three quarters of 2003, with real gross domestic product rising from 1.4% in the first quarter to 3.3% in the second. According to preliminary estimates by the Bureau of Economic Analysis, real GDP growth rose to 8.2% in the third quarter, its highest level since early 1984. Signs of a strengthening economy helped the stock market advance and con tributed to a renewed appetite for risk.

The high-yield bond market generated outstanding returns over the first 10 months of 2003. Low interest rates, declining default rates, and strong demand propelled high-yield prices higher. The technicals of the market remained positive throughout the 10-month reporting period, despite a brief pullback at the end of July. In the beginning of August, we saw some technical selling pressure in the market. The primary reasons were an increase in U.S. Treasury rates, retail money flows out of the high-yield asset class, and an unusual flood of new issuance during the normally slow summer months. Even so, some $23 billion flowed into the high-yield market from January through October of 2003.

PERFORMANCE REVIEW

For the 10 months ended October 31, 2003, MainStay High Yield Corporate Bond Fund returned 31.57% for Class A shares and 30.82% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 19.96% return of the average Lipper(1) high current yield fund over the same period. All share classes also outperformed the 23.35% return of the Credit Suisse First Boston(TM) High Yield Index(2) for the 10 months ended October 31, 2003.

As these returns indicate, the Fund posted impressive absolute and relative results over the reporting period. At times, incoming investments caused the Fund's cash levels to run high. We also proactively sold positions that met the Fund's price targets and meticulously redeployed the proceeds to invest in high-yield bonds that met our stringent credit requirements.

As of October 31, 2003, MainStay High Yield Corporate Bond Fund Class A and Class B shares were rated four stars overall out of 326 high yield bond funds and Class C shares were rated five stars overall out of 326 high yield bond funds by Morningstar.(3) The Fund's Class A and B shares were both rated three stars out of 326 high yield bond funds and Class C shares were rated four stars out of 326 high yield bond funds for the three-year period then ended. The Fund's Class A and Class B shares were rated four stars out of 239 high yield bond funds and Class C shares were rated five stars out of 239 high yield bond funds for the five-year period then ended. The Fund's Class B shares were rated five stars out of 74 high yield bond funds for the 10-year period ended October 31, 2003.

-------
1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
2. See footnote on page 3 for more information about the Credit Suisse First Boston High Yield Index.
3. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morning- star Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.

YEAR-BY-YEAR AND 10-MONTH PERFORMANCE (WITHOUT SALES CHARGES)

CLASS A SHARES
[CLASS A SHARES BAR GRAPH]

Period-end                                                                  CLASS A SHARES
----------                                                                  --------------
12/94                                                                             1.50
12/95                                                                            20.28
12/96                                                                            16.33
12/97                                                                            12.20
12/98                                                                             2.07
12/99                                                                            10.33
12/00                                                                            -6.48
12/01                                                                             2.49
12/02                                                                            -0.78
10/03                                                                            31.57

Returns reflect the historical performance of the Class B shares through 12/31/94. See footnote on page 3 for more information on performance.

CLASS B AND CLASS C SHARES
[CLASS B SHARES BAR GRAPH]

Period-end                                                            CLASS B AND CLASS C SHARES
----------                                                            --------------------------
12/94                                                                             1.50
12/95                                                                            19.71
12/96                                                                            15.58
12/97                                                                            11.55
12/98                                                                             1.31
12/99                                                                             9.51
12/00                                                                            -7.20
12/01                                                                             1.72
12/02                                                                            -1.53
10/03                                                                            30.82

Class C returns reflect the historical performance of the Class B shares through 8/31/98. See footnote on page 3 for more information on performance.

FUND MANAGEMENT DECISIONS

The Fund's telecommunications holdings aided results during the reporting period, with Nextel International providing the strongest performance. The firm recently completed a reorganization, and as a result, the Fund received equity in the reorganized company. Other strong performers in this industry included Qwest, Call Net Enterprises, and Colt Telecom. Beginning in the second quarter of 2003, investors overcame their concerns regarding Qwest's lack of audited financials and the company's limited liquidity position. Investors were also encouraged that the company reduced its debt burden through asset sales and a debt exchange. In the wireless area, Sprint affiliates generated strong results, and the Fund was rewarded for holding Alamosa and U.S. Unwired.

Utilities are currently the largest industry group in the Credit Suisse First Boston High Yield Index, and the Fund maintained an overweighted position in the sector throughout the reporting period. This positioning contributed positively to the Fund's results, since the industry was among the top performers for the 10-month period. Within the utilities industry group, the Fund emphasized gas-pipeline companies such as El Paso, Tennessee Gas Pipeline, and PG&E.

High-yield information technology bonds outperformed the Index over the reporting period. Many information technology companies have benefited from cost cutting and balance-sheet strengthening. Avaya, Juniper Networks, Lucent Technologies, and Nortel Networks were examples of Fund holdings that enhanced results. While revenues for telecom equipment makers are not growing, the market reacted positively to balance-sheet repair and cash-flow restructurings, which bolstered the returns of these bonds. Xerox performed well as the firm showed revenue gains as well as an increase in its margins. Other technology holdings that helped results were Advanced Micro Devices, Ciena, and LSI Logic.

Cable-company bonds sold off significantly in 2002, driven in part by the poor performance of Adelphia and Charter, and the negative perception of the industry's ability to generate free cash flow. In 2003, however, the industry's improving free cash flow situation and resulting credit improvements led to investor interest and strong performance. The Fund's holdings in FrontierVision, Comcast, Quebecor Media, and Rogers Cablesystems all enhanced results. We have recently lowered the Fund's exposure to this industry as some of the companies that we purchased at a discount have appreciated to a point where we felt it would be prudent to capture profits.

Airline-industry bonds were extremely volatile over the 10-month reporting period. In the first quarter of 2003, these bonds performed poorly as the pressure of war, financial difficulties, and union negotiations loomed over industry. In striking contrast, the industry experienced a significant reversal of fortune in the second quarter of 2003. During this period, major combat operations in Iraq wound down, union negotiations were finalized, and summer bookings began to grow. Investors were encouraged by these positive developments, which helped airline bonds to rebound sharply. The Fund's holdings in Delta Airlines and Northwest Airlines were among its top performers.

Bonds of health care companies have been lackluster year-to-date, and the Fund's relative performance was aided by its underweighted position in the sector. Among the Fund's health care holdings were Caremark, dj Orthopedics, Medaphis, and Vertex Pharmaceuticals. HealthSouth was particularly disappointing, since the company is being sued by the Securities and Exchange Commission for overstating profits and its CEO and a number of executives are being investigated. The Fund's position in the company has been sold.

SECTOR WEIGHTS

The top-performing portions of the portfolio over the 10-month period were wireless communications, telecommunications, and utilities. The Fund was overweighted relative to its benchmark in these areas at the beginning of the reporting period, and at the end of October 2003, it remained overweighted in wireless communications and utilities, while it held a neutral position in telecommunications. The Fund also benefited from an underweighted position in consumer durables and consumer nondurables as these areas underperformed the Index. The Fund was hurt, however, by its market-weighted position in metals/minerals, as this portion of the Fund's portfolio underperformed the Credit Suisse First Boston High Yield Index.

LOOKING AHEAD

Our view of the high-yield market remains positive. Low real interest rates, significant Federal Reserve stimulus, and continuing improvements in the world's equity markets could all contribute to an improving economy. In addition, the average high-yield company has been able to dramatically repair its balance sheet, lowering the likelihood of defaults in the coming years. With declining default rates, we believe that the high-yield market was still selling at an attractive yield premium relative to U.S. Treasuries at the end of October.

Whatever the markets or the economy may bring, the Fund will continue to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation will remain a secondary objective.

Donald E. Morgan
J. Matthew Philo
Portfolio Managers
MacKay Shields LLC

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

MainStay High Yield Corporate Bond Fund

                                PRINCIPAL
                                  AMOUNT             VALUE
                               --------------------------------
LONG-TERM BONDS (80.4%)+
ASSET-BACKED SECURITIES (1.5%)

AIRLINES (0.0%) (b)
Northwest Airlines, Inc.
 Pass-Through Certificates
 Series 1996-1
 8.97%, due 1/2/15...........  $  2,079,445      $    1,355,008
                                                 --------------
MEDIA (0.1%)
United Artists Theatre
 Circuit, Inc.
 Pass-Through Certificates
 Series 1995-A
 9.30%, due 7/1/15 (d).......     5,029,585           4,903,845
                                                 --------------

MULTILINE RETAIL (0.0%) (b)
Kmart Corp.
 Pass-Through Certificates
 Series 1995 Class K3
 8.54%, due 1/2/15 (e).......     3,504,283           1,401,713
                                                 --------------

MULTI-UTILITIES & UNREGULATED POWER (1.4%)
AES Eastern Energy L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17 (f).......    19,140,831          20,767,802
 Series 1999-B
 9.67%, due 1/2/29 (f).......    16,765,000          18,190,025
Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c)(f)...    29,970,000          24,575,400
                                                 --------------
                                                     63,533,227
                                                 --------------
Total Asset-Backed Securities
 (Cost $73,141,882)..........                        71,193,793
                                                 --------------
CONVERTIBLE BONDS (6.9%)

AIRLINES (0.2%)
Delta Air Lines, Inc.
 8.00%, due 6/3/23 (c).......    11,530,000          11,097,625
                                                 --------------

BIOTECHNOLOGY (0.0%) (b)
Vertex Pharmaceuticals, Inc.
 5.00%, due 9/19/07..........     1,055,000             938,950
                                                 --------------

                                PRINCIPAL
                                  AMOUNT             VALUE
                               --------------------------------
COMMUNICATIONS EQUIPMENT (2.0%)
Brocade Communications
 Systems, Inc.
 2.00%, due 1/1/07...........  $  4,880,000      $    4,361,500
CIENA Corp.
 3.75%, due 2/1/08...........    39,835,000          34,955,213
Nortel Networks Corp.
 4.25%, due 9/1/08...........    38,480,000          36,459,800
Riverstone Networks, Inc.
 3.75%, due 12/1/06 (c)......    15,490,000          15,102,750
                                                 --------------
                                                     90,879,263
                                                 --------------
CONSUMER FINANCE (0.2%)
Providian Financial Corp.
 3.25%, due 8/15/05..........     9,040,000           8,723,600
                                                 --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
At Home Corp.
 4.75%, due 12/15/06 (e).....    61,533,853           8,614,739
COLT Telecom Group PLC
 2.00%, due 3/29/06 (c)......  E 15,270,000          18,106,404
 2.00%, due 12/16/06 (c).....     7,103,000           8,422,383
 2.00%, due 4/3/07 (c).......    16,605,000          19,689,380
Premiere Technologies, Inc.
 5.75%, due 7/1/04...........  $  7,862,000           7,920,965
                                                 --------------
                                                     62,753,871
                                                 --------------
ENERGY EQUIPMENT & SERVICES (0.0%) (b)
Parker Drilling Co.
 5.50%, due 8/1/04 (g).......       943,000             945,358
                                                 --------------

HEALTH CARE PROVIDERS & SERVICES (0.2%)
Laboratory Corp. of America
 Holdings
 (zero coupon), due
 9/11/21.....................       110,000              78,650
Province Healthcare Co.
 4.25%, due 10/10/08.........     7,345,000           6,913,481
                                                 --------------
                                                      6,992,131
                                                 --------------
MEDIA (0.2%)
Adelphia Communications Corp.
 6.00%, due 2/15/06 (e)......    23,250,000          10,113,750
                                                 --------------

METALS & MINING (0.1%)
Algoma Steel, Inc.
 1.00%, due 12/31/30
 (d)(e)(h)...................    10,371,000           4,718,805
                                                 --------------

PHARMACEUTICALS (0.2%)
ICN Pharmaceuticals, Inc.
 6.50%, due 7/15/08..........     9,965,000          10,027,281
                                                 --------------

-------
+ Percentages indicated are based on Fund net assets.

8
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2003

                                PRINCIPAL
                                  AMOUNT             VALUE
                               --------------------------------
CONVERTIBLE BONDS (CONTINUED)

REAL ESTATE (0.2%)
Koninklijke Ahold N.V.
 4.00%, due 5/19/05..........  E  7,800,000      $    8,795,476
                                                 --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.5%)
Atmel Corp.
 (zero coupon), due
 5/23/21.....................  $ 33,300,000          13,902,750
LSI Logic Corp.
 4.00%, due 11/1/06..........    48,465,000          47,132,213
Vitesse Semiconductor Corp.
 4.00%, due 3/15/05..........     9,240,000           9,020,550
                                                 --------------
                                                     70,055,513
                                                 --------------
WIRELESS TELECOMMUNICATION SERVICES (0.7%)
Millicom International
 Cellular S.A.
 2.00%, due 6/1/06
 (d)(i)(j)...................     5,438,000          31,227,715
                                                 --------------
Total Convertible Bonds
 (Cost $263,631,268).........                       317,269,338
                                                 --------------
CORPORATE BONDS (54.7%)

AEROSPACE & DEFENSE (0.9%)
BE Aerospace, Inc.
 Series B
 8.00%, due 3/1/08 (g).......     4,630,000           4,213,300
 Series B
 8.875%, due 5/1/11 (g)......     1,375,000           1,237,500
 9.50%, due 11/1/08 (g)......     1,000,000             947,500
K & F Industries, Inc.
 Series B
 9.625%, due 12/15/10........     6,985,000           7,823,200
Sequa Corp.
 Series B
 8.875%, due 4/1/08..........     5,525,000           6,029,157
 9.00%, due 8/1/09...........    14,755,000          16,230,500
Vought Aircraft Industries,
 Inc.
 8.00%, due 7/15/11 (c)......     5,290,000           5,316,450
                                                 --------------
                                                     41,797,607
                                                 --------------
AIRLINES (1.8%)
AMR Corp.
 9.00%, due 8/1/12 (g).......     2,555,000           2,114,262
Delta Air Lines, Inc.
 Series C
 6.65%, due 3/15/04..........     8,925,000           8,902,687
 8.30%, due 12/15/29.........    20,623,000          13,662,737
 Series A
 9.25%, due 12/27/07 (d).....     5,175,000           4,437,562
 9.25%, due 3/15/22..........     9,000,000           6,142,500
 9.75%, due 5/15/21..........       900,000             614,250
 10.375%, due 12/15/22.......     4,685,000           3,244,362

                                PRINCIPAL
                                  AMOUNT             VALUE
                               --------------------------------
AIRLINES (CONTINUED)
Northwest Airlines, Inc.
 7.625%, due 3/15/05 (g).....  $  2,575,000      $    2,446,250
 8.375%, due 3/15/04 (g).....     6,310,000           6,310,000
 8.52%, due 4/7/04 (g).......     9,895,000           9,870,262
 8.875%, due 6/1/06..........       960,000             852,000
 9.875%, due 3/15/07 (g).....    25,955,000          23,164,837
                                                 --------------
                                                     81,761,709
                                                 --------------
AUTO COMPONENTS (0.8%)
ArvinMeritor, Inc.
 8.75%, due 3/1/12 (g).......     3,995,000           4,194,750
Dana Corp.
 7.00%, due 3/1/29...........    15,620,000          13,862,750
 9.00%, due 8/15/11 (g)......     2,020,000           2,257,350
Goodyear Tire & Rubber Co.
 (The)
 6.625%, due 12/1/06 (g).....     3,000,000           2,880,000
 7.857%, due 8/15/11.........     2,155,000           1,842,525
 8.50%, due 3/15/07 (g)......     4,605,000           4,420,800
Tenneco Automotive, Inc.
 Series B
 10.25%, due 7/15/13 (g).....     7,625,000           8,425,625
                                                 --------------
                                                     37,883,800
                                                 --------------
AUTO LEASES (0.0%) (b)
Williams Scotsman, Inc.
 10.00%, due 8/15/08 (c).....       315,000             346,500
                                                 --------------

AUTOMOBILES (0.4%)
General Motors Corp.
 8.375%, due 7/15/33.........    16,575,000          17,487,618
                                                 --------------

BUILDING PRODUCTS (0.5%)
Dayton Superior Corp.
 10.75%, due 9/15/08 (c).....    11,730,000          12,228,525
Interline Brands, Inc.
 11.50%, due 5/15/11 (c).....    10,360,000          11,188,800
                                                 --------------
                                                     23,417,325
                                                 --------------
CHEMICALS (2.1%)
Equistar Chemicals L.P.
 7.55%, due 2/15/26..........     6,355,000           5,020,450
 10.125%, due 9/1/08 (g).....     7,435,000           7,806,750
 10.625%, due 5/1/11 (c).....     4,615,000           4,822,675
General Chemical Industrial
 Products, Inc.
 10.625%, due 5/1/09 (e).....     6,160,000           1,848,000
Lyondell Chemical Co.
 9.50%, due 12/15/08 (g).....     7,930,000           7,930,000
 Series A
 9.625%, due 5/1/07 (g)......     1,925,000           1,953,875
 10.50%, due 6/1/13..........    17,985,000          18,524,550
Millennium America, Inc.
 7.625%, due 11/15/26........     5,960,000           5,095,800

                                                                               9
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                PRINCIPAL
                                  AMOUNT             VALUE
                               --------------------------------
CORPORATE BONDS (CONTINUED)

CHEMICALS (CONTINUED)
Sovereign Specialty
 Chemicals, Inc.
 11.875%, due 3/15/10........  $ 11,750,000      $   11,691,250
Terra Capital, Inc.
 12.875%, due 10/15/08.......    28,655,000          33,239,800
                                                 --------------
                                                     97,933,150
                                                 --------------
COMMERCIAL SERVICES & SUPPLIES (0.9%)
American Color Graphics, Inc.
 10.00%, due 6/15/10 (c).....     7,250,000           7,775,625
El Comandante Capital Corp.
 11.75%, due 12/15/03
 (d)(e)......................    17,186,051           8,593,025
Phoenix Color Corp.
 10.375%, due 2/1/09.........     7,935,000           7,220,850
Protection One Alarm
 Monitoring, Inc.
 7.375%, due 8/15/05.........    19,566,000          16,141,950
                                                 --------------
                                                     39,731,450
                                                 --------------
COMMUNICATIONS EQUIPMENT (1.7%)
Avaya, Inc.
 11.125%, due 4/1/09.........    19,180,000          22,632,400
Lucent Technologies, Inc.
 5.50%, due 11/15/08 (g).....    15,409,000          14,330,370
 6.45%, due 3/15/29 (g)......    38,455,000          29,706,487
 6.50%, due 1/15/28..........     5,485,000           4,250,875
 7.25%, due 7/15/06 (g)......     8,425,000           8,593,500
                                                 --------------
                                                     79,513,632
                                                 --------------
CONSTRUCTION & ENGINEERING (0.9%)
Amsted Industries, Inc.
 10.25%, due 10/15/11 (c)....     3,200,000           3,528,000
Shaw Group, Inc. (The)
 10.75%, due 3/15/10
 (c)(g)......................    11,114,000          11,725,270
URS Corp.
 11.50%, due 9/15/09.........    20,360,000          23,108,600
 Series B
 12.25%, due 5/1/09..........     4,100,000           4,346,000
                                                 --------------
                                                     42,707,870
                                                 --------------
CONTAINERS & PACKAGING (1.3%)
Applied Extrusion
 Technologies, Inc.
 Series B
 10.75%, due 7/1/11..........     8,255,000           6,356,350
Owens-Brockway Glass
 Container, Inc.
 8.25%, due 5/15/13..........     5,695,000           6,008,225
 8.75%, due 11/15/12.........     8,710,000           9,537,450
 8.875%, due 2/15/09.........    24,495,000          26,577,075
Owens-Illinois, Inc.
 7.80%, due 5/15/18..........    10,445,000          10,027,200
                                                 --------------
                                                     58,506,300
                                                 --------------

                                PRINCIPAL
                                  AMOUNT             VALUE
                               --------------------------------
DIVERSIFIED FINANCIAL SERVICES (2.6%)
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09.........  $ 24,438,317      $   26,149,000
Calpine Construction Finance
 Corp.
 9.75%, due 8/26/11 (c)(g)...    13,875,000          13,770,937
ESI Tractebel Acquisition
 Corp.
 Series B
 7.99%, due 12/30/11.........    14,852,000          15,334,690
FINOVA Group, Inc. (The)
 7.50%, due 11/15/09.........    28,155,000          14,077,500
IPC Acquisition Corp.
 11.50%, due 12/15/09........    20,630,000          21,584,137
UCAR Finance, Inc.
 10.25%, due 2/15/12.........    23,505,000          26,031,787
                                                 --------------
                                                    116,948,051
                                                 --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.4%)
COLO.COM
 13.875%, due 3/15/10
 (c)(d)(e)(l1)(m)(n).........        15,895             158,950
Mountain States Telephone &
 Telegraph Co.
 7.375%, due 5/1/30..........     9,455,000           9,076,800
Qwest Communications
 International, Inc.
 Series B
 7.50%, due 11/1/08..........     2,208,000           2,141,760
Qwest Corp.
 8.875%, due 3/15/12
 (c)(g)......................    25,295,000          28,583,350
Qwest Services Corp.
 13.00%, due 12/15/07
 (c)(g)......................    11,631,000          13,201,185
 13.50%, due 12/15/10 (c)....    36,083,000          42,126,902
 14.00%, due 12/15/14
 (c)(g)......................     7,841,000           9,566,020
TSI Telecommunication
 Services, Inc.
 Series B
 12.75%, due 2/1/09..........    31,825,000          32,779,750
U.S. West Capital Funding
 6.25%, due 7/15/05..........    11,415,000          11,300,850
U.S. West Communications,
 Inc.
 5.625%, due 11/15/08........     1,420,000           1,391,600
 7.20%, due 11/1/04..........     1,385,000           1,419,625
 7.50%, due 6/15/23..........       260,000             249,600
 8.875%, due 6/1/31..........     3,595,000           3,774,750
                                                 --------------
                                                    155,771,142
                                                 --------------
ELECTRIC UTILITIES (2.0%)
Cedar Brakes II LLC
 9.875%, due 9/1/13..........    48,549,357          49,034,851
Mirant Americas Generation
 LLC
 7.20%, due 10/1/08 (e)......     4,730,000           3,925,900
 8.30%, due 5/1/11 (e).......     1,325,000           1,096,438
 8.50%, due 10/1/21 (e)......     8,630,000           7,141,325
 9.125%, due 5/1/31 (e)......     6,220,000           5,147,050

10
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                  AMOUNT             VALUE
                               --------------------------------
CORPORATE BONDS (CONTINUED)

ELECTRIC UTILITIES (CONTINUED)
Mirant Americas Generation LLC (Continued)
Southern California Edison
 Co.
 8.00%, due 2/15/07..........  $ 12,365,000      $   13,879,712
TECO Energy, Inc.
 7.20%, due 5/1/11...........     5,715,000           5,757,862
 7.50%, due 6/15/10..........     7,270,000           7,469,925
                                                 --------------
                                                     93,453,063
                                                 --------------
ELECTRICAL EQUIPMENT (0.7%)
Knowles Electronics Holdings,
 Inc.
 13.125%, due 10/15/09.......    25,030,000          24,779,700
Thomas & Betts Corp.
 6.625%, due 5/7/08..........     7,050,000           7,138,125
                                                 --------------
                                                     31,917,825
                                                 --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
ON Semiconductor Corp.
 13.00%, due 5/15/08.........    10,470,000          12,145,200
                                                 --------------

ENERGY EQUIPMENT & SERVICES (0.7%)
El Paso Natural Gas Co.
 7.50%, due 11/15/26.........     3,555,000           3,163,950
 Series A
 7.625%, due 8/1/10..........     1,445,000           1,430,550
 8.375%, due 6/15/32.........    16,000,000          14,880,000
Grant Prideco, Inc.
 9.00%, due 12/15/09.........     1,550,000           1,674,000
Halliburton Co.
 8.75%, due 2/15/21..........     3,145,000           3,728,256
Parker Drilling Co.
 Series B
 10.125%, due 11/15/09 (g)...     7,185,000           7,508,325
                                                 --------------
                                                     32,385,081
                                                 --------------
FOOD & STAPLES RETAILING (0.0%) (b)
Ahold Finance USA, Inc.
 6.25%, due 5/1/09 (g).......     1,810,000           1,800,950
                                                 --------------
FOOD PRODUCTS (1.4%)
Chiquita Brands
 International, Inc.
 10.56%, due 3/15/09.........    13,444,000          14,687,570
Dole Food Co., Inc.
 8.75%, due 7/15/13..........     4,685,000           5,118,362
Seminis, Inc.
 10.25%, due 10/1/13 (c).....     7,860,000           8,410,200
Swift & Co.
 10.125%, due 10/1/09........    12,685,000          14,270,625
 12.50%, due 1/1/10 (c)......    19,535,000          22,172,225
                                                 --------------
                                                     64,658,982
                                                 --------------

                                PRINCIPAL
                                  AMOUNT             VALUE
                               --------------------------------
GAS UTILITIES (1.4%)
ANR Pipeline, Inc.
 7.00%, due 6/1/25...........  $  5,545,000      $    5,558,862
 7.375%, due 2/15/24.........     1,785,000           1,722,525
 9.625%, due 11/1/21.........    20,606,000          23,284,780
Southern Natural Gas Co.
 7.35%, due 2/15/31..........     5,790,000           5,471,550
Transcontinental Gas PipeLine
 Corp.
 Series B
 7.00%, due 8/15/11..........       475,000             507,062
 7.25%, due 12/1/26..........    27,085,000          27,491,275
                                                 --------------
                                                     64,036,054
                                                 --------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.4%)
dj Orthopedics LLC
 12.625%, due 6/15/09........    15,045,000          16,699,950
Fisher Scientific
 International, Inc.
 8.125%, due 5/1/12..........     2,430,000           2,612,250
                                                 --------------
                                                     19,312,200
                                                 --------------
HEALTH CARE PROVIDERS & SERVICES (2.8%)
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/95.........    54,125,000          50,427,505
Harborside Healthcare Corp.
 (zero coupon), due 8/1/07
 12.00%, beginning 8/1/04
 (d)(j)......................    52,015,000          18,205,250
Manor Care, Inc.
 7.50%, due 6/15/06..........       400,000             432,500
National Nephrology
 Associates, Inc.
 9.00%, due 11/1/11 (c)......     6,425,000           6,633,812
QuadraMed Corp.
 10.00%, due 4/1/08 (c)(o)...     9,895,000           8,509,700
Quintiles Transnational Corp.
 10.00%, due 10/1/13 (c).....    28,620,000          30,194,100
Service Corp. International
 6.875%, due 10/1/07.........     1,615,000           1,639,225
Team Health, Inc.
 Series B
 12.00%, due 3/15/09.........    11,145,000          11,869,425
Tenet Healthcare Corp.
 6.875%, due 11/15/31........       455,000             400,400
                                                 --------------
                                                    128,311,917
                                                 --------------
HOTELS, RESTAURANTS & LEISURE (2.9%)
FRI-MRD Corp.
 12.00%, due 1/31/05
 (d)(i)(j)(m)................    46,852,794          19,678,173
Gaylord Entertainment Co.
 8.00%, due 11/15/13 (c).....     4,475,000           4,603,656
Hollywood Casino Shreveport
 Capital Corp.
 13.00%, due 8/1/06 (e)......     4,000,000           2,815,000
Jacobs Entertainment Co.
 11.875%, due 2/1/09.........    13,320,000          14,402,250
MGM Mirage, Inc.
 8.375%, due 2/1/11 (g)......     6,000,000           6,690,000

                                                                              11
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                PRINCIPAL
                                  AMOUNT             VALUE
                               --------------------------------
CORPORATE BONDS (CONTINUED)

HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Mohegan Tribal Gaming
 Authorities
 6.375%, due 7/15/09 (c).....  $  3,650,000      $    3,736,687
President Casinos, Inc.
 12.00%, due 9/15/04
 (c)(d)(e)(m)................     7,567,000           5,296,900
 13.00%, due 9/15/04
 (d)(e)(m)...................    16,273,000           7,729,675
Prime Hospitality Corp.
 Series B
 8.375%, due 5/1/12..........     4,000,000           4,080,000
Speedway Motorsports, Inc.
 6.75%, due 6/1/13...........     5,805,000           5,906,587
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15 (g)....    18,405,000          19,509,300
Vail Resorts, Inc.
 8.75%, due 5/15/09..........    12,225,000          12,851,531
Venetian Casino Resort LLC
 11.00%, due 6/15/10 (g).....    16,900,000          19,498,375
Wheeling Island Gaming, Inc.
 10.125%, due 12/15/09.......     3,250,000           3,347,500
                                                 --------------
                                                    130,145,634
                                                 --------------
HOUSEHOLD DURABLES (0.1%)
Foamex L.P.
 10.75%, due 4/1/09 (g)......     3,930,000           3,458,400
                                                 --------------

INDUSTRIAL CONGLOMERATES (0.2%)
SCG Holdings Corp.
 12.00%, due 8/1/09 (g)......     6,510,000           6,933,150
                                                 --------------

INSURANCE (0.7%)
Crum & Forster Holding Corp.
 10.375%, due 6/15/13 (c)....    19,680,000          21,156,000
Fremont General Corp.
 Series B
 7.875%, due 3/17/09.........     8,630,000           8,630,000
Lumbermens Mutual Casualty
 Co.
 8.30%, due 12/1/37 (c)(e)...     8,300,000             415,000
 8.45%, due 12/1/97 (c)(e)...     2,575,000             128,750
 9.15%, due 7/1/26 (c)(e)....    41,823,000           2,091,150
                                                 --------------
                                                     32,420,900
                                                 --------------
INTERNET SOFTWARE & SERVICES (0.2%)
Globix Corp.
 11.00%, due 5/1/08
 (c)(d)(i)...................     9,992,021           8,493,218
                                                 --------------

IT SERVICES (0.1%)
Unisys Corp.
 6.875%, due 3/15/10.........     3,050,000           3,240,625
 8.125%, due 6/1/06..........     2,194,000           2,402,430
                                                 --------------
                                                      5,643,055
                                                 --------------

                                PRINCIPAL
                                  AMOUNT             VALUE
                               --------------------------------
MACHINERY (1.0%)
Columbus McKinnon Corp.
 8.50%, due 4/1/08 (g).......  $  1,000,000      $      892,500
Dresser, Inc.
 9.375%, due 4/15/11.........    10,105,000          10,382,888
Mark IV Industries, Inc.
 7.50%, due 9/1/07...........    36,175,000          30,748,750
Titan Wheel International,
 Inc.
 8.75%, due 4/1/07 (g).......     3,375,000           1,991,250
                                                 --------------
                                                     44,015,388
                                                 --------------
MEDIA (6.0%)
@Entertainment, Inc.
 Series B
 14.50%, due 7/15/08
 (d)(e)......................    43,290,000          15,584,400
Adelphia Communications Corp.
 Series B
 9.25%, due 10/1/04 (e)......     1,820,000           1,465,100
 9.375%, due 11/15/09 (e)....     7,050,000           5,922,000
 10.25%, due 11/1/06 (e).....     9,285,000           7,474,425
 10.25%, due 6/15/11 (e).....    30,450,000          25,578,000
Emmis Communications Corp.
 (zero coupon), due 3/15/11
 12.50%, beginning 3/15/06...     4,303,000           3,948,003
FrontierVision Holdings, L.P.
 11.00%, due 10/15/06 (e)....    25,535,000          26,332,969
 11.875%, due 9/15/07 (e)....    10,605,000          10,618,256
 Series B
 11.875%, due 9/15/07 (e)....     4,495,000           4,500,619
Garden State Newspapers, Inc.
 8.625%, due 7/1/11..........     1,095,000           1,159,331
 Series B
 8.75%, due 10/1/09..........     1,695,000           1,747,969
General Media, Inc.
 15.00%, due 3/29/04
 (d)(e)(l2)..................        20,958           9,221,520
Hollinger Participation Trust
 12.125%, due 11/15/10
 (c)(i)......................    29,672,275          34,419,839
Houghton Mifflin Co.
 7.20%, due 3/15/11..........     9,495,000          10,017,225
Morris Publishing Group, Inc.
 7.00%, due 8/1/13 (c).......    19,745,000          20,139,900
Paxson Communications Corp.
 (zero coupon), due 1/15/09
 12.25%, beginning 1/15/06...    52,775,000          44,331,000
Radio One, Inc.
 Series B
 8.875%, due 7/1/11..........     1,505,000           1,655,500
Radio Unica Corp.
 11.75%, due 8/1/06 (e)......    24,123,000          15,860,873
Vertis, Inc.
 9.75%, due 4/1/09 (c).......    15,005,000          15,942,813

12
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                  AMOUNT             VALUE
                               --------------------------------
CORPORATE BONDS (CONTINUED)

MEDIA (CONTINUED)
Young Broadcasting, Inc.
 8.50%, due 12/15/08 (g).....  $  2,000,000      $    2,155,000
Ziff Davis Media, Inc.
 Series B
 13.00%, due 8/12/09.........    15,229,575          13,706,617
                                                 --------------
                                                    271,781,359
                                                 --------------
METALS & MINING (1.3%)
AK Steel Corp.
 7.75%, due 6/15/12 (g)......    27,965,000          19,016,200
Allegheny Ludlum Corp.
 6.95%, due 12/15/25.........    14,125,000          11,300,000
 8.375%, due 12/15/11........     3,320,000           2,722,400
Commonwealth Industries, Inc.
 10.75%, due 10/1/06.........     4,250,000           4,292,500
Ormet Corp.
 11.00%, due 8/15/08
 (c)(e)......................    12,885,000           2,963,550
United States Steel LLC
 9.75%, due 5/15/10..........     5,220,000           5,507,100
 10.75%, due 8/1/08..........    14,440,000          15,847,900
                                                 --------------
                                                     61,649,650
                                                 --------------
MULTI-UTILITIES & UNREGULATED POWER (3.0%)
AES Corp. (The)
 9.00%, due 5/15/15 (c)......    18,515,000          19,811,050
 10.00%, due 7/15/05
 (c)(g)......................    23,105,933          23,799,111
Calpine Corp.
 7.625%, due 4/15/06 (g).....     8,060,000           6,528,600
 7.75%, due 4/15/09 (g)......     9,020,000           6,268,900
 8.25%, due 8/15/05 (g)......     3,440,000           3,096,000
 8.50%, due 7/15/10 (c)(g)...    22,170,000          20,285,550
 8.50%, due 2/15/11 (g)......    10,180,000           7,278,700
 8.75%, due 7/15/07 (g)......    10,325,000           8,001,875
PG&E National Energy Group,
 Inc.
 10.375%, due 5/16/11 (e)....    35,810,000          22,918,400
Reliant Resources, Inc.
 9.25%, due 7/15/10 (c)......     6,365,000           5,696,675
Westar Energy, Inc.
 6.875%, due 8/1/04..........     8,540,000           8,828,225
 7.875%, due 5/1/07..........     2,170,000           2,443,962
                                                 --------------
                                                    134,957,048
                                                 --------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp.
 7.20%, due 4/1/16...........     1,800,000           1,755,000
 10.25%, due 1/15/09 (g).....     4,345,000           4,920,713
                                                 --------------
                                                      6,675,713
                                                 --------------

                                PRINCIPAL
                                  AMOUNT             VALUE
                               --------------------------------
OIL & GAS (4.3%)
Chesapeake Energy Corp.
 7.75%, due 1/15/15..........  $  3,480,000      $    3,758,400
Comstock Resources, Inc.
 11.25%, due 5/1/07..........    13,145,000          14,262,325
Dynegy Holdings, Inc.
 9.875%, due 7/15/10
 (c)(g)......................    21,535,000          23,150,125
 10.125%, due 7/15/13 (c)....     3,420,000           3,710,700
El Paso Corp.
 6.95%, due 12/15/07 (g).....     1,870,000           1,673,650
El Paso Production Holding
 Co.
 7.75%, due 6/1/13 (c).......    34,110,000          32,745,600
Energy Corp. of America
 Series A
 9.50%, due 5/15/07..........    17,432,000          12,420,300
Gemstone Investors Ltd.
 7.71%, due 10/31/04 (c).....     5,175,000           5,181,469
Gulfterra Energy Partners
 L.P.
 Series B
 8.50%, due 6/1/11...........     1,000,000           1,090,000
Newfield Exploration Co.
 7.625%, due 3/1/11..........     1,780,000           1,949,100
 8.375%, due 8/15/12.........     1,660,000           1,834,300
Petro Stopping Centers
 Holdings L.P.
 Series B
 (zero coupon), due 8/1/08
 15.00%, beginning 8/1/04....    22,805,000          15,963,500
Plains Exploration &
 Production Co.
 Series B
 8.75%, due 7/1/12...........     6,000,000           6,540,000
Tennessee Gas Pipeline Co.
 7.00%, due 3/15/27..........    10,180,000          10,332,700
 7.00%, due 10/15/28.........     6,555,000           5,850,338
 7.50%, due 4/1/17...........     7,330,000           7,293,350
 7.625%, due 4/1/37..........       150,000             140,250
 8.375%, due 6/15/32.........     9,470,000           9,588,375
Vintage Petroleum, Inc.
 8.25%, due 5/1/12...........    25,510,000          27,933,450
Westport Resources Corp.
 8.25%, due 11/1/11..........     8,780,000           9,679,950
                                                 --------------
                                                    195,097,882
                                                 --------------
PAPER & FOREST PRODUCTS (2.2%)
Bowater, Inc.
 9.00%, due 8/1/09 (g).......     5,790,000           6,263,199

                                                                              13
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                PRINCIPAL
                                  AMOUNT             VALUE
                               --------------------------------
CORPORATE BONDS (CONTINUED)

PAPER & FOREST PRODUCTS (CONTINUED)
Georgia-Pacific Corp.
 7.25%, due 6/1/28...........  $  8,060,000      $    7,334,600
 7.375%, due 12/1/25.........     5,835,000           5,324,438
 7.75%, due 11/15/29.........    15,243,000          14,404,635
 8.25%, due 3/1/23...........     3,245,000           3,180,100
 8.875%, due 2/1/10..........    15,290,000          17,468,825
 8.875%, due 5/15/31.........    25,535,000          27,130,938
 9.125%, due 7/1/22..........     2,760,000           2,829,000
 9.375%, due 2/1/13..........     7,630,000           8,774,500
Louisiana-Pacific Corp.
 10.875%, due 11/15/08.......       800,000             940,000
Pope & Talbot, Inc.
 8.375%, due 6/1/13..........     7,240,000           7,059,000
                                                 --------------
                                                    100,709,235
                                                 --------------
PERSONAL PRODUCTS (0.3%)
Herbalife International, Inc.
 11.75%, due 7/15/10.........    11,475,000          13,196,250
                                                 --------------
REAL ESTATE (2.3%)
CB Richard Ellis Services,
 Inc.
 11.25%, due 6/15/11.........    25,180,000          28,233,075
CBRE Escrow, Inc.
 9.75%, due 5/15/10 (c)......    12,245,000          13,224,600
Crescent Real Estate Equities
 L.P.
 7.50%, due 9/15/07..........    41,002,000          42,027,050
OMEGA Healthcare Investors,
 Inc.
 6.95%, due 8/1/07...........    15,015,000          14,489,475
Senior Housing Properties
 Trust
 8.625%, due 1/15/12.........     5,910,000           6,441,900
                                                 --------------
                                                    104,416,100
                                                 --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.3%)
Micron Technology, Inc.
 6.50%, due 9/30/05
 (c)(d)(j)...................    15,000,000          14,850,000
                                                 --------------
SPECIALTY RETAIL (0.5%)
Gap, Inc. (The)
 6.90%, due 9/15/07 (g)......     4,096,000           4,454,400
Rent-Way, Inc.
 11.875%, due 6/15/10 (c)....    15,305,000          16,395,481
                                                 --------------
                                                     20,849,881
                                                 --------------
TOBACCO (0.4%)
Commonwealth Brands, Inc.
 9.75%, due 4/15/08 (c)......    13,035,000          14,338,500
 10.625%, due 9/1/08 (c).....     2,300,000           2,507,000
                                                 --------------
                                                     16,845,500
                                                 --------------

                                PRINCIPAL
                                  AMOUNT             VALUE
                               --------------------------------
WIRELESS TELECOMMUNICATION SERVICES (1.8%)
Alamosa (Delaware), Inc.
 12.50%, due 2/1/11..........  $  6,925,000      $    6,648,000
Alamosa Holdings, Inc.
 (zero coupon), due 2/15/10
 12.875%, beginning
 2/15/05.....................    44,085,000          34,386,300
Loral CyberStar, Inc.
 10.00%, due 7/15/06 (e).....    34,610,000          26,130,550
US Unwired, Inc.
 Series B
 (zero coupon), due 11/1/09
 13.375%, beginning
 11/1/04.....................    23,800,000          15,470,000
                                                 --------------
                                                     82,634,850
                                                 --------------
Total Corporate Bonds
 (Cost $2,452,164,749).......                     2,496,600,639
                                                 --------------
FOREIGN CORPORATE BONDS (10.1%)

CHEMICALS (0.1%)
Acetex Corp.
 10.875%, due 8/1/09.........     3,745,000           4,194,400
                                                 --------------

COMMERCIAL SERVICES & SUPPLIES (1.1%)
IFCO Systems N.V.
 10.375%, due 10/15/10 (c)...  E  7,760,000           9,291,631
Quebecor Media, Inc.
 (zero coupon), due 7/15/11
 13.75%, beginning 7/15/06...  $ 37,150,000          32,134,750
 11.125%, due 7/15/11........     9,230,000          10,614,500
                                                 --------------
                                                     52,040,881
                                                 --------------
COMMUNICATIONS EQUIPMENT (0.8%)
Marconi Corp. PLC
 8.00%, due 4/30/08..........     9,998,244           9,748,288
 10.00%, due 10/31/08........     1,716,091           1,844,797
Nortel Networks Ltd.
 6.125%, due 2/15/06 (g).....    22,240,000          22,768,200
                                                 --------------
                                                     34,361,285
                                                 --------------
CONTAINERS & PACKAGING (1.4%)
Crown Euro Holdings S.A.
 9.50%, due 3/1/11...........    26,050,000          28,915,500
 10.875%, due 3/1/13.........    30,030,000          34,234,200
                                                 --------------
                                                     63,149,700
                                                 --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
Mobifon Holdings B.V.
 12.50%, due 7/31/10 (c).....    20,340,000          22,424,850
                                                 --------------

14
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                  AMOUNT             VALUE
                               --------------------------------
FOREIGN CORPORATE BONDS (CONTINUED)

FOOD PRODUCTS (0.6%)
Burns Philp Capital Property
 Ltd.
 9.50%, due 11/15/10 (c).....  $  6,120,000      $    6,426,000
 10.75%, due 2/15/11 (c).....    18,805,000          19,839,275
                                                 --------------
                                                     26,265,275
                                                 --------------
MARINE (0.3%)
Navigator Gas Transport PLC
 10.50%, due 6/30/07
 (c)(d)(e)...................    10,425,000           3,648,750
Stena AB
 9.625%, due 12/1/12.........    10,150,000          11,063,500
                                                 --------------
                                                     14,712,250
                                                 --------------
MEDIA (2.3%)
CanWest Media, Inc.
 Series B
 7.625%, due 4/15/13.........    25,871,000          28,264,068
Hollinger, Inc.
 11.875%, due 3/1/11 (c).....     6,935,000           7,628,500
TDL Infomedia Group Ltd.
 12.125%, due 10/15/09.......  L    505,000             938,370
 12.125%, due 10/15/09.......    12,250,000          22,970,322
Vivendi Universal S.A.
 6.25%, due 7/15/08 (c)(g)...  $ 20,630,000          21,558,350
 9.25%, due 4/15/10 (c)......    19,110,000          22,215,375
                                                 --------------
                                                    103,574,985
                                                 --------------
MULTI-UTILITIES & UNREGULATED POWER (0.6%)
Calpine Canada Energy Finance
 ULC
 8.50%, due 5/1/08 (g).......    37,250,000          27,378,750
                                                 --------------
OIL & GAS (0.3%)
Baytex Energy Ltd.
 9.625%, due 7/15/10.........    14,606,000          15,263,270
                                                 --------------
PERSONAL PRODUCTS (0.4%)
Jafra Cosmetics
 International, Inc.
 10.75%, due 5/15/11.........    17,990,000          19,789,000
                                                 --------------

ROAD & RAIL (0.4%)
Grupo Transportacion
 Ferroviaria Mexicana, S.A.
 de C.V.
 12.50%, due 6/15/12.........    16,240,000          17,864,000
                                                 --------------

WIRELESS TELECOMMUNICATION SERVICES (1.3%)
Millicom International
 Cellular S.A.
 11.00%, due 6/1/06 (c)......    37,490,000          38,333,525

                                PRINCIPAL
                                  AMOUNT             VALUE
                               --------------------------------
WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
Nextel International, Inc.
 (zero coupon), due 11/1/09
 13.00%, beginning 11/1/04
 (d).........................  $ 19,398,225      $   19,980,172
                                                 --------------
                                                     58,313,697
                                                 --------------
Total Foreign Corporate Bonds
 (Cost $430,243,361).........                       459,332,343
                                                 --------------
LOAN ASSIGNMENTS & PARTICIPATIONS (2.5%)

AUTO COMPONENTS (0.2%)
Goodyear Tire & Rubber Co.
 (The) Bank debt, Term Loan
 5.13%, due 4/30/05
 (d)(j)(k)...................    11,717,247          11,493,892
                                                 --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
GT Group Telecom Services
 Corp.
 Bank debt, Term Loan A
 6.5625%, due 6/30/08
 (d)(e)(j)(k)(m).............    16,936,744               1,694
 Bank debt, Term Loan B
 6.625%, due 6/30/08
 (d)(e)(j)(k)(m).............    12,103,256               1,210
Qwest Corp.
 Bank debt, Term Loan
 6.95%, due 6/30/10
 (d)(j)(k)...................    18,000,000          17,905,500
Qwest Services Corp.
 Bank debt, Revolver
 4.62%, due 5/3/05
 (d)(j)(k)(p)................     3,847,671           3,804,385
                                                 --------------
                                                     21,712,789
                                                 --------------
HEALTH CARE PROVIDERS & SERVICES (0.0%) (b)
Supercanal Holdings, S.A.
 Bank debt
 6.50%, due 11/12/04
 (d)(e)(j)(k)(n).............     1,433,218             186,318
                                                 --------------

INSURANCE (0.4%)
Conseco, Inc.
 Bank debt, Term Loan A
 7.25%, due 9/10/10
 (d)(j)(k)...................    13,076,923          12,946,154
 Bank debt, Term Loan B
 9.50%, due 9/10/10
 (d)(j)(k)...................     3,923,077           3,896,922
                                                 --------------
                                                     16,843,076
                                                 --------------
MACHINERY (0.2%)
Thermadyne Holdings Corp.
 Bank debt, Term Loan
 6.23%, due 3/31/08
 (d)(j)(k)...................     8,675,336           8,485,563
                                                 --------------

                                                                              15
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                PRINCIPAL
                                  AMOUNT             VALUE
                               --------------------------------
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)

MEDIA (0.2%)
Maxwell Communications Corp.
 PLC
 Facility A
 (d)(e)(j)(k)(m)(n)..........  $  9,973,584      $      129,657
 Facility B
 (d)(e)(j)(k)(m)(n)..........  L  1,131,066              24,952
United Pan-Europe
 Communications N.V.
 Bank debt, Term Loan
 5.5778%, due 6/30/08
 (d)(j)(k)...................  E  6,750,000           7,310,675
                                                 --------------
                                                      7,465,284
                                                 --------------
MULTI-UTILITIES & UNREGULATED POWER (1.0%)
Pacific Gas & Electric Co.
 Bank debt, Revolver
 8.375%, due 12/30/06
 (d)(j)(k)...................  $ 45,528,440          45,983,724
                                                 --------------
Total Loan Assignments &
 Participations (Cost
 $122,281,288)...............                       112,170,646
                                                 --------------
MORTGAGE-BACKED SECURITIES (0.2%)

COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE OBLIGATIONS)
 (0.2%)
Commercial Trust I
 Series 1993-KA Class A2
 7.625%, due 12/15/13 (e)....     6,311,763           1,262,353
Debit Securitized Lease Trust
 Series 1993-K1 Class A1
 6.66%, due 8/15/10..........     2,436,585           1,218,292
 Series 1994-K1 Class A1
 7.60%, due 8/15/07..........     3,775,610           2,001,073
 Series 1994-K1 Class A2
 8.375%, due 8/15/15.........     8,106,503           4,296,447
 Series 1994-K1 Class A3
 8.55%, due 8/15/19..........       134,756              71,421
                                                 --------------
Total Mortgage-Backed
 Securities
 (Cost $12,640,681)..........                         8,849,586
                                                 --------------
MUNICIPAL BONDS (0.5%)
NEW JERSEY (0.3%)
Tobacco Settlement Financing
 Corp.
 6.00%, due 6/1/37...........     7,390,000           6,062,904
 6.25%, due 6/1/43...........     2,405,000           2,016,617
 6.375%, due 6/1/32..........     1,060,000             950,438
 6.75%, due 6/1/39...........     2,685,000           2,440,397
                                                 --------------
                                                     11,470,356
                                                 --------------
IOWA (0.2%)
Tobacco Settlement Authority
 5.30%, due 6/1/25...........     3,470,000           2,751,432
 5.60%, due 6/1/35...........     7,835,000           6,055,045
                                                 --------------
                                                      8,806,477
                                                 --------------

                                PRINCIPAL
                                  AMOUNT             VALUE
                               --------------------------------
RHODE ISLAND (0.0%) (b)
Tobacco Settlement Financing
 Corp.
 6.25%, due 6/1/42...........  $  2,425,000      $    2,035,084
                                                 --------------
Total Municipal Bonds
 (Cost $21,540,364)..........                        22,311,917
                                                 --------------
YANKEE BONDS (4.0%) (h)

COMMERCIAL SERVICES & SUPPLIES (0.1%)
Marsulex, Inc.
 9.625%, due 7/1/08..........     6,355,000           6,355,000
                                                 --------------

COMMUNICATIONS EQUIPMENT (0.1%)
Nortel Networks Corp.
 6.875%, due 9/1/23 (g)......     3,000,000           2,842,500
                                                 --------------

CONTAINERS & PACKAGING (0.5%)
Crown Cork & Seal Finance PLC
 7.00%, due 12/15/06 (g).....    24,245,000          24,366,225
                                                 --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
Call-Net Enterprises, Inc.
 10.625%, due 12/31/08.......    15,084,605          14,443,509
                                                 --------------

ENERGY EQUIPMENT & SERVICES (0.8%)
Petroleum Geo-Services ASA
 6.25%, due 11/19/03 (e).....     6,640,000           5,179,200
 6.625%, due 3/30/08 (e).....       495,000             386,100
 7.125%, due 3/30/28 (e).....    36,130,000          28,181,400
 7.50%, due 3/31/07 (e)......     3,150,000           2,457,000
 8.15%, due 7/15/29 (e)......     1,760,000           1,372,800
                                                 --------------
                                                     37,576,500
                                                 --------------
INSURANCE (0.2%)
Fairfax Financial Holdings
 Ltd.
 7.375%, due 4/15/18 (g).....     3,437,000           3,076,115
 7.75%, due 7/15/37..........     4,810,000           4,136,600
 8.25%, due 10/1/15 (g)......     2,000,000           1,920,000
                                                 --------------
                                                      9,132,715
                                                 --------------
MARINE (0.4%)
Sea Containers Ltd., Series B
 7.875%, due 2/15/08.........    13,941,000          12,825,720
 10.75%, due 10/15/06 (g)....     6,830,000           6,949,525
                                                 --------------
                                                     19,775,245
                                                 --------------
MEDIA (0.2%)
Rogers Cablesystem, Ltd.
 11.00%, due 12/1/15.........     7,185,000           8,190,900
                                                 --------------

METALS & MINING (0.5%)
Algoma Steel, Inc.
 11.00%, due 12/31/09
 (d)(e)......................    23,265,000          21,752,775
                                                 --------------

16
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                  AMOUNT             VALUE
                               --------------------------------
YANKEE BONDS (CONTINUED)

PAPER & FOREST PRODUCTS (0.7%)
Abitibi-Consolidated, Inc.
 8.85%, due 8/1/30...........  $  5,500,000      $    5,674,092
Doman Industries Ltd.
 12.00%, due 7/1/04 (e)......    22,875,000          24,018,750
                                                 --------------
                                                     29,692,842
                                                 --------------
ROAD & RAIL (0.1%)
Grupo Transportacion
 Ferroviaria Mexicana, S.A.
 de C.V.
 11.75%, due 6/15/09.........     4,065,000           4,095,488
                                                 --------------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Rogers Cantel, Inc.
 9.75%, due 6/1/16...........     3,660,000           4,300,500
                                                 --------------
Total Yankee Bonds
 (Cost $154,355,282).........                       182,524,199
                                                 --------------
Total Long-Term Bonds
 (Cost $3,529,998,875).......                     3,670,252,461
                                                 --------------
                                  SHARES
                               ------------
COMMON STOCKS (4.2%)

COMMERCIAL SERVICES & SUPPLIES (0.0%) (b)
Colorado Prime Corp.
 (a)(d)(j)(m)................       332,373               3,324
                                                 --------------

COMMUNICATIONS EQUIPMENT (0.2%)
Marconi Corp. PLC
 (a)(r)(s)...................       591,506          10,824,560
                                                 --------------
CONTAINERS & PACKAGING (0.2%)
Owens-Illinois, Inc. (a).....       630,150           7,750,845
                                                 --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
Call-Net Enterprises, Inc.
 (a)(g)......................       724,948           3,059,281
Call-Net Enterprises, Inc.
 Series B (a)(q).............       117,849             496,235
ICO Global Communications
 Holdings Ltd. (a)(d)........     3,920,467           2,842,339
UGC Europe, Inc. (a).........       823,772          55,192,724
                                                 --------------
                                                     61,590,579
                                                 --------------

                                  SHARES             VALUE
                               --------------------------------
FOOD & STAPLES RETAILING (0.0%) (b)
TLC Beatrice International
 Holdings, Inc. (a)(m).......        25,000      $       25,000
                                                 --------------

HEALTH CARE PROVIDERS & SERVICES (0.7%)
Apria Healthcare Group, Inc.
 (a)(g)......................     1,117,540          32,408,660
Fountain View, Inc.
 (a)(d)(j)(m)................        11,689                 117
                                                 --------------
                                                     32,408,777
                                                 --------------
INTERNET SOFTWARE & SERVICES (0.1%)
Globix Corp.
 (a)(d)(j)(m)(u).............     1,037,277           3,189,627
                                                 --------------

MACHINERY (0.4%)
Joy Global, Inc. (a)(g)......       201,171           3,834,319
Morris Material Handling,
 Inc. (a)(d)(j)(m)...........        69,236             366,951
Thermadyne Holdings Corp.
 (a)(d)(g)...................     1,237,718          16,189,351
                                                 --------------
                                                     20,390,621
                                                 --------------
MEDIA (0.0%) (B)
Alliance Entertainment Corp.
 (a)(d)(j)(m)................     1,095,395              10,954
                                                 --------------

METALS & MINING (0.2%)
Algoma Steel, Inc.
 (a)(g)(q)...................     2,114,640           5,904,082
Neenah Foundry Co.
 (a)(c)(d)...................     3,925,317           1,962,659
                                                 --------------
                                                      7,866,741
                                                 --------------
PAPER & FOREST PRODUCTS (0.2%)
Abitibi-Consolidated, Inc.
 (q).........................     1,465,965           9,836,625
                                                 --------------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
Minorplanet Systems USA, Inc.
 (a).........................     5,784,123           3,065,585
NEON Communications, Inc.
 (a)(d)(j)(m)................     1,842,941           2,303,676
NII Holdings, Inc. (a)(d)....       427,361          32,945,259
                                                 --------------
                                                     38,314,520
                                                 --------------
Total Common Stocks
 (Cost $265,108,595).........                       192,212,173
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                  SHARES             VALUE
                               --------------------------------
CONVERTIBLE PREFERRED STOCK (0.1%)

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
NEON Communications, Inc.
 12.00% (a)(d)(i)(j)(m)......       212,404      $    2,389,545
                                                 --------------
Total Convertible Preferred
 Stock
 (Cost $2,366,169)...........                         2,389,545
                                                 --------------
PREFERRED STOCKS (1.6%)

COMMERCIAL SERVICES & SUPPLIES (0.1%)
Colorado Prime Corp.
 (a)(d)(j)(m)................         7,820           2,041,145
                                                 --------------

MEDIA (0.1%)
Alliance Entertainment Corp.
 Series A1 (a)(d)(j)(m)......           447              63,474
 Series A2 (a)(d)(j)(m)......           503              71,426
Paxson Communications Corp.
 13.25% (i)..................           524           4,925,600
Ziff Davis Media, Inc.
 10.00% Series E-1
 (a)(d)(m)...................         4,240              36,040
                                                 --------------
                                                      5,096,540
                                                 --------------
REAL ESTATE (1.1%)
Sovereign Real Estate
 Investment Corp.
 12.00%, Class A (c).........        34,758          51,789,420
                                                 --------------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Rural Cellular Corp.
 11.375%, Class B (i)........        19,109          15,382,745
                                                 --------------
Total Preferred Stocks (Cost
 $75,501,667)................                        74,309,850
                                                 --------------
WARRANTS (0.2%)

DIVERSIFIED FINANCIAL SERVICES (0.0%) (b)
ASAT Finance LLC
 Strike Price $18.60
 Expire 11/1/06 (a)(c)(d)....         8,680              13,020
                                                 --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (b)
ICO Global Communications
 Holdings Ltd.
 Strike Price $60.00
 Expire 5/16/06 (a)(d).......       587,902               5,879
                                                 --------------

                                  SHARES             VALUE
                               --------------------------------
HEALTH CARE PROVIDERS & SERVICES (0.1%)
Harborside Healthcare Corp.
 Class A
 Strike Price $0.01
 Expire 8/1/09 (a)(d)(j).....     1,461,802      $       14,618
QuadraMed Corp.
 Strike Price $0.01
 Expire 4/1/08 (a)(c)........     1,575,374           3,891,174
                                                 --------------
                                                      3,905,792
                                                 --------------
MACHINERY (0.0%) (b)
Thermadyne Holdings Corp.
 Class A
 Strike Price $13.85
 Expire 5/23/04 (a)(d)(m)....         3,633                  36
 Class B
 Strike Price $13.85
 Expire 5/23/06 (a)(d)(m)....         2,198                  22
                                                 --------------
                                                             58
                                                 --------------
MEDIA (0.0%) (b)
Ono Finance PLC
 Strike Price $0.01
 Expire 2/15/11 (a)(c)(d)....        40,495                 405
Ziff Davis Media, Inc.
 Strike Price $0.001
 Expire 8/12/12 (a)(c).......       777,370               7,774
                                                 --------------
                                                          8,179
                                                 --------------
METALS & MINING (0.1%)
Neenah Foundry Co.
 Strike Price $0.01
 Expire 10/7/13 (a)(c)(d)....     3,871,279           1,896,927
                                                 --------------

TOBACCO (0.0%) (b)
North Atlantic Trading Co.
 Strike Price $0.01
 Expire 6/15/07
 (a)(c)(d)(m)................            66                   1
                                                 --------------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
NEON Communications, Inc.
 Strike Price $0.01
 Expire 12/2/12
 (a)(d)(j)(m)................     1,842,941              18,429
 Class A
 Strike Price $0.01
 Expire 12/2/12
 (a)(d)(j)(m)................     1,062,401           1,328,001
 Redeemable Preferred
 Strike Price $0.01
 Expire 12/2/12
 (a)(d)(j)(m)................     1,274,805              12,748
Occidente y Caribe Celular,
 S.A.
 Strike Price $1.00
 Expire 3/15/04
 (a)(c)(d)(m)................        28,380                 284

18
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  SHARES             VALUE
                               --------------------------------
WARRANTS (CONTINUED)

WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
Ubiquitel Operating Co.
 Strike Price $22.74
 Expire 4/15/10 (a)(c)(d)....        14,230      $          142
                                                 --------------
                                                      1,359,604
                                                 --------------
Total Warrants
 (Cost $12,273,374)..........                         7,189,460
                                                 --------------
                                PRINCIPAL
                                  AMOUNT
                               ------------
SHORT-TERM INVESTMENTS (18.8%)

COMMERCIAL PAPER (6.6%)
American Express Credit Corp.
 1.03%, due 11/3/03..........  $ 30,000,000          29,998,283
General Electric Capital
 Corp.
 1.04%, due 11/4/03..........   106,155,000         106,145,792
 1.04%, due 12/16/03.........    25,840,000          25,806,397
 1.05%, due 11/17/03.........    32,260,000          32,244,939
 1.05%, due 12/18/03.........    12,000,000          11,983,544
Morgan Stanley & Co.
 1.03%, due 11/7/03..........  33,795,000..          33,789,198
UBS Finance Delaware LLC
 1.03%, due 11/3/03..........    28,910,000          28,908,346
 1.03%, due 11/5/03..........    33,555,000          33,551,160
                                                 --------------
Total Commercial Paper
 (Cost $302,427,659).........                       302,427,659
                                                 --------------
                                  SHARES
                               ------------
INVESTMENT COMPANIES (4.7%)
AIM Institutional Funds Group
 (t).........................       168,395             168,395
Merrill Lynch Premier
 Institutional Fund..........   212,691,893         212,691,893
                                                 --------------
Total Investment Companies
 (Cost $212,860,288).........                       212,860,288
                                                 --------------
                                PRINCIPAL
                                  AMOUNT             VALUE
                               --------------------------------
MASTER NOTE (1.1%)
Bank of America Securities
 LLC
 1.1874%, due 11/30/30 (t)...  $ 50,904,000      $   50,904,000
                                                 --------------
Total Master Note
 (Cost $50,904,000)..........                        50,904,000
                                                 --------------

REPURCHASE AGREEMENTS (5.9%)
Banc One Capital Markets,
 Inc.
 1.1799%, dated 10/31/03
 due 11/3/03 (t)
 Proceeds at Maturity
 $42,004,073
 (Collateralized by Various
 Bonds with a Principal
 Amount of $49,330,088 and a
 Market Value of
 $44,100,000)................    42,000,000          42,000,000
Countywide Securities Corp.
 1.1424%, dated 10/31/03
 due 11/3/03 (t)
 Proceeds at Maturity
 $158,151,848
 (Collateralized by Various
 Bonds with a Principal
 Amount of $186,675,084 and a
 Market Value of
 $162,051,853)...............   158,137,000         158,137,000
Credit Suisse First Boston
 LLC
 1.1124%, dated 10/31/03
 due 11/3/03 (t)
 Proceeds at Maturity
 $491,045
 (Collateralized by Various
 Bonds with a Principal
 Amount of $456,245 and a
 Market Value of $497,169)...       491,000             491,000
Lehman Brothers, Inc.
 1.1124%, dated 10/31/03
 due 11/3/03 (t)
 Proceeds at Maturity
 $7,282,666
 (Collateralized by Various
 Bonds with a Principal
 Amount of $7,500,085 and a
 Market Value of
 $7,413,830).................     7,282,000           7,282,000

                                                                              19
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                PRINCIPAL
                                  AMOUNT             VALUE
                               --------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

REPURCHASE AGREEMENTS (CONTINUED)
Merrill Lynch & Co.
 1.1424%, dated 10/31/03
 due 11/3/03 (t)
 Proceeds at Maturity
 $54,005,070
 (Collateralized by Various
 Bonds with a Principal
 Amount of $52,101,718 and a
 Market Value of
 $56,045,251)................  $ 54,000,000      $   54,000,000
Morgan Stanley & Co.
 1.0624%, dated 10/31/03
 due 11/3/03 (t)
 Proceeds at Maturity
 $6,583,575
 (Collateralized by Various
 Bonds with a Principal
 Amount of $6,933,218 and a
 Market Value of
 $6,912,550).................     6,583,000           6,583,000
                                                 --------------
Total Repurchase Agreements
 (Cost $268,493,000).........                       268,493,000
                                                 --------------

SHORT-TERM LOAN ASSIGNMENTS & PARTICIPATIONS (0.4%)
BUILDING PRODUCTS (0.3%)
Owens Corning, Inc.
 Bank debt, Revolver
 3.62%, due 1/1/04
 (d)(e)(j)(k)................    22,006,692          14,451,068
                                                 --------------

MEDIA (0.0%) (b)
General Media, Inc.
 Bank debt, Revolver
 13.00%, due 2/11/04
 (d)(j)(m)(p)................     1,323,432           1,323,432
                                                 --------------

MULTI-UTILITIES & UNREGULATED POWER (0.1%)
Mirant Corp.
 Bank debt, Revolver
 4.75%, due 1/15/04
 (d)(e)(j)(k)................     7,020,000           3,685,500
                                                 --------------
Total Short-Term Loan
 Assignments & Participations
 (Cost $22,029,356)..........                        19,460,000
                                                 --------------

                                PRINCIPAL
                                  AMOUNT             VALUE
                               --------------------------------

SHORT-TERM YANKEE BOND (0.1%) (h)
CONTAINERS & PACKAGING (0.1%)
Crown Cork & Seal S.A.
 6.75%, due 12/15/03.........  $  3,550,000      $    3,567,750
                                                 --------------
Total Short-Term Yankee Bond
 (Cost $3,535,758)...........                         3,567,750
                                                 --------------
Total Short-Term Investments
 (Cost $860,250,061).........                       857,712,697
                                                 --------------
Total Investments
 (Cost $4,745,498,741) (v)...         105.3%      4,804,066,186(w)
Liabilities in Excess of
 Cash and Other Assets.......          (5.3)       (239,683,845)
                               ------------      --------------
Net Assets...................         100.0%     $4,564,382,341
                               ============      ==============

-------
(a)   Non-income producing security.
(b)   Less than one tenth of a percent.
(c)   May be sold to institutional investors only.
(d)   Illiquid security.
(e)   Issue in default.
(f)   Partially segregated for unfunded loan commitments.
(g)   Represents a security, or a portion thereof, which is
      out on loan.
(h)   Yankee bond -- Dollar-denominated bonds issued in the
      United States by foreign banks and corporations.
(i)   PIK ("Payment in Kind")--Interest or dividend payment is
      made with additional securities.
(j)   Restricted security.
(k)   Floating rate. Rate shown is the rate in effect at
      October 31, 2003.
(l1)  15,895 Units--Each unit reflects $1,000 principal amount of 13.875% Senior Notes plus 1 warrant to acquire
      19.9718 shares of common stock at $0.01 per share at a
      future date.
(l2)  20,958 Units--Each unit reflects $1,000 principal amount of 15.00% Senior Secured Notes plus 0.1923 shares of
      Series A preferred stock.
(m)   Fair valued security.
(n)   Issuer in bankruptcy.
(o)   CIK ("Cash in Kind")--Interest payment is made with cash
      or additional securities.
(p)   Multiple tranche facilities.
(q)   Canadian security.
(r)   British security.
(s)   ADR--American Depositary Receipt.
(t)   Represents a security, or a portion thereof, purchased
      with cash collateral received for securities on loan.
(u)   An affiliate.
(v)   The cost for federal income tax purposes is
      $4,823,869,315.
(w)   At October 31, 2003, net unrealized depreciation was
      $19,803,129 based on cost for federal income tax
      purposes. This consisted of aggregate gross unrealized
      appreciation for all investments on which there was an
      excess of market value over cost of $388,772,747 and
      aggregate gross unrealized depreciation for all
      investments on which there was an excess of cost over
      market value of $408,575,876.

      The following abbreviations are used in the above portfolio:
      E--Euro.
      L--Pound Sterling.

20
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2003

ASSETS:
Investment in securities, at value (identified cost
  $4,745,498,741)--including $304,248,002 market value of
  securities loaned.........................................       $4,804,066,186
Deposit with broker for securities loaned...................                3,686
Cash denominated in foreign currencies (identified cost
  $5,684,460)...............................................            5,696,602
Cash........................................................                2,408
Receivables:
  Dividends and interest....................................           79,164,878
  Fund shares sold..........................................           20,068,141
  Investment securities sold................................            4,892,680
Other assets................................................               94,409
                                                                   --------------
        Total assets........................................        4,913,988,990
                                                                   --------------
LIABILITIES:
Securities lending collateral...............................          319,569,081
Payables:
  Investment securities purchased...........................            7,769,579
  Fund shares redeemed......................................            6,125,628
  NYLIFE Distributors.......................................            3,002,187
  Manager...................................................            2,136,329
  Transfer agent............................................              984,860
  Trustees..................................................               50,543
  Custodian.................................................               39,359
Accrued expenses............................................              641,907
Dividend payable............................................            9,287,176
                                                                   --------------
        Total liabilities...................................          349,606,649
                                                                   --------------
Net assets..................................................       $4,564,382,341
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    2,091,813
  Class B...................................................            4,759,337
  Class C...................................................              698,968
Additional paid-in capital..................................        5,395,739,625
Accumulated distributions in excess of net investment
  income....................................................          (38,057,670)
Accumulated net realized loss on investments................         (859,465,764)
Net unrealized appreciation on investments..................           58,567,445
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies.....................               48,587
                                                                   --------------
Net assets..................................................       $4,564,382,341
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $1,265,856,073
                                                                   ==============
Shares of beneficial interest outstanding...................          209,181,268
                                                                   ==============
Net asset value per share outstanding.......................       $         6.05
Maximum sales charge (4.50% of offering price)..............                 0.29
                                                                   --------------
Maximum offering price per share outstanding................       $         6.34
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $2,876,133,969
                                                                   ==============
Shares of beneficial interest outstanding...................          475,933,668
                                                                   ==============
Net asset value and offering price per share outstanding....       $         6.04
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $  422,392,299
                                                                   ==============
Shares of beneficial interest outstanding...................           69,896,776
                                                                   ==============
Net asset value and offering price per share outstanding....       $         6.04
                                                                   ==============

                                                                              21
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the period January 1, 2003 through October 31, 2003* and the year ended December 31, 2002

                                                                  2003*            2002
                                                              --------------   -------------
INVESTMENT INCOME:
Income:
  Interest..................................................  $  303,536,699   $ 340,487,060
  Income from securities loaned--net........................         523,960              --
  Dividends (a).............................................       8,218,469      11,794,545
                                                              --------------   -------------
    Total income............................................     312,279,128     352,281,605
                                                              --------------   -------------
Expenses:
  Manager...................................................      18,391,630      18,638,403
  Distribution--Class B.....................................      15,998,181      17,483,256
  Distribution--Class C.....................................       2,091,057       1,625,609
  Service--Class A..........................................       2,235,100       1,859,907
  Service--Class B..........................................       5,332,009       5,827,749
  Service--Class C..........................................         698,078         541,873
  Transfer agent............................................       4,507,337       5,855,164
  Professional..............................................         579,180         968,189
  Shareholder communication.................................         531,779         708,711
  Custodian.................................................         377,048         369,712
  Recordkeeping.............................................         352,819         355,849
  Trustees..................................................         170,736         106,457
  Registration..............................................         151,957         152,424
  Miscellaneous.............................................          98,440         118,058
                                                              --------------   -------------
    Total expenses before waiver............................      51,515,351      54,611,361
                                                              --------------   -------------
Fees waived by Manager and Subadvisor.......................              --        (283,439)
                                                              --------------   -------------
  Net expenses..............................................      51,515,351      54,327,922
                                                              --------------   -------------
Net investment income.......................................     260,763,777     297,953,683
                                                              --------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................    (288,455,687)   (241,887,241)
  Foreign currency transactions.............................         717,646      (7,560,063)
                                                              --------------   -------------
Net realized loss on investments and foreign currency
  transactions..............................................    (287,738,041)   (249,447,304)
                                                              --------------   -------------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................   1,095,589,372     (84,262,377)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......         958,956      (3,006,951)
                                                              --------------   -------------
Net unrealized gain (loss) on investments and foreign
  currency transactions.....................................   1,096,548,328     (87,269,328)
                                                              --------------   -------------
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions.............................     808,810,287    (336,716,632)
                                                              --------------   -------------
Net increase (decrease) in net assets resulting from
  operations................................................  $1,069,574,064   $ (38,762,949)
                                                              ==============   =============

-------
 *  The Fund changed its fiscal year end from December 31 to October 31.
(a) Dividends recorded net of foreign withholding taxes of $57,694 and $88,847 for 2003 and 2002, respectively.

22
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets for the period January 1, 2003 through October 31, 2003* and the years ended December 31, 2002 and December 31, 2001

                                                                   2003*             2002               2001
                                                              ---------------   ---------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $   260,763,777   $   297,953,683    $  344,248,294
  Net realized loss on investments and foreign currency
    transactions............................................     (287,738,041)     (249,447,304)     (245,072,570)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........    1,096,548,328       (87,269,328)      (42,344,482)
                                                              ---------------   ---------------    --------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    1,069,574,064       (38,762,949)       56,831,242
                                                              ---------------   ---------------    --------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................      (78,354,579)      (74,335,867)      (67,322,739)
    Class B.................................................     (171,286,516)     (214,539,114)     (266,278,087)
    Class C.................................................      (22,517,628)      (20,249,937)      (15,595,388)
  Return of capital:
    Class A.................................................         (987,660)       (6,742,285)       (4,620,721)
    Class B.................................................       (2,159,069)      (19,458,762)      (18,276,093)
    Class C.................................................         (283,835)       (1,836,675)       (1,070,395)
                                                              ---------------   ---------------    --------------
      Total dividends and distributions to shareholders.....     (275,589,287)     (337,162,640)     (373,163,423)
                                                              ---------------   ---------------    --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    1,302,380,040     1,409,215,356       738,375,706
    Class B.................................................      428,352,766       430,111,828       459,704,381
    Class C.................................................      241,748,257       175,254,924       144,653,972
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................       49,609,674        42,735,569        38,570,525
    Class B.................................................      107,720,153       142,980,666       176,786,334
    Class C.................................................       11,150,967         9,763,262         7,822,129
                                                              ---------------   ---------------    --------------
                                                                2,140,961,857     2,210,061,605     1,565,913,047
  Cost of shares redeemed:
    Class A.................................................   (1,155,824,260)   (1,241,244,596)     (463,262,854)
    Class B.................................................     (381,101,499)     (557,477,978)     (530,124,371)
    Class C.................................................     (132,580,904)      (95,917,677)      (69,544,882)
                                                              ---------------   ---------------    --------------
      Increase in net assets derived from capital share
        transactions........................................      471,455,194       315,421,354       502,980,940
                                                              ---------------   ---------------    --------------
      Net increase (decrease) in net assets.................    1,265,439,971       (60,504,235)      186,648,759
NET ASSETS:
Beginning of period.........................................    3,298,942,370     3,359,446,605     3,172,797,846
                                                              ---------------   ---------------    --------------
End of period...............................................  $ 4,564,382,341   $ 3,298,942,370    $3,359,446,605
                                                              ===============   ===============    ==============
Accumulated distributions in excess of net investment income
  at end of period..........................................  $   (38,057,670)  $   (27,634,616)   $  (25,658,807)
                                                              ===============   ===============    ==============

-------
* The Fund changed its fiscal year end from December 31 to October 31.

                                                                              23
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                Class A
                                      -------------------------------------------------------------------------------------------
                                      January 1,
                                         2003
                                        through                                 Year ended December 31,
                                      October 31,      --------------------------------------------------------------------------
                                         2003*            2002            2001            2000            1999            1998
                                      -----------      ----------      ----------      ----------      ----------      ----------
Net asset value at beginning of
 period.............................  $     4.95       $     5.56      $     6.10      $     7.41      $     7.54      $     8.16
                                      ----------       ----------      ----------      ----------      ----------      ----------
Net investment income...............        0.39             0.51            0.65(c)         0.80            0.79            0.75
Net realized and unrealized gain
 (loss) on investments..............        1.12            (0.54)          (0.50)(c)       (1.25)          (0.06)          (0.57)
Net realized and unrealized gain
 (loss) on foreign currency
 transactions.......................        0.00(b)         (0.02)           0.00(b)         0.02            0.02           (0.01)
                                      ----------       ----------      ----------      ----------      ----------      ----------
Total from investment operations....        1.51            (0.05)           0.15           (0.43)           0.75            0.17
                                      ----------       ----------      ----------      ----------      ----------      ----------
Less dividends and distributions:
 From net investment income.........       (0.40)           (0.51)          (0.65)          (0.83)          (0.85)          (0.75)
 From net realized gain on
   investments......................          --               --              --           (0.05)          (0.03)          (0.04)
 Return of capital..................       (0.01)           (0.05)          (0.04)             --              --              --
                                      ----------       ----------      ----------      ----------      ----------      ----------
Total dividends and distributions...       (0.41)           (0.56)          (0.69)          (0.88)          (0.88)          (0.79)
                                      ----------       ----------      ----------      ----------      ----------      ----------
Net asset value at end of period....  $     6.05       $     4.95      $     5.56      $     6.10      $     7.41      $     7.54
                                      ==========       ==========      ==========      ==========      ==========      ==========
Total investment return (a).........       31.57%           (0.78%)          2.49%          (6.48%)         10.33%           2.07%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income............        8.43%+           9.63%          10.84%(c)       11.35%          10.36%           9.40%
   Net expenses.....................        1.01%+           1.07%           1.04%           1.03%           1.00%           1.00%
   Expenses (before waiver).........        1.01%+           1.08%           1.08%           1.07%           1.04%           1.04%
Portfolio turnover rate.............          47%              50%             51%             54%             83%            128%
Net assets at end of period (in
 000's).............................  $1,265,856       $  850,899      $  710,205      $  456,770      $  369,275      $  278,181

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.
(c)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              CLASS A   CLASS B   CLASS C
                                                              -------   -------   -------
Decrease net investment income..............................  ($0.00)(b) ($0.00)(b) ($0.00)(b)
Increase net realized and unrealized gains and losses.......    0.00(b)   0.00(b)   0.00(b)
Decrease ratio of net investment income.....................   (0.04%)   (0.04%)   (0.04%)

24
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      Class B                                        Class C
    ----------------------------------------------------------------------------   -----------
    January 1,                                                                     January 1,
       2003                                                                           2003
      through                        Year ended December 31,                         through
    October 31,   --------------------------------------------------------------   October 31,
       2003*         2002         2001         2000         1999         1998         2003*
    -----------   ----------   ----------   ----------   ----------   ----------   -----------
    $     4.94    $     5.55   $     6.09   $     7.40   $     7.53   $     8.15   $     4.94
    ----------    ----------   ----------   ----------   ----------   ----------   ----------
          0.36          0.46         0.61(c)      0.74         0.73         0.69         0.36
          1.12         (0.53)       (0.50)(c)    (1.25)       (0.06)       (0.57)        1.12
          0.00(b)      (0.02)        0.00(b)      0.02         0.02        (0.01)        0.00(b)
    ----------    ----------   ----------   ----------   ----------   ----------   ----------
          1.48         (0.09)        0.11        (0.49)        0.69         0.11         1.48
    ----------    ----------   ----------   ----------   ----------   ----------   ----------
         (0.38)        (0.48)       (0.61)       (0.77)       (0.79)       (0.69)       (0.38)
            --            --           --        (0.05)       (0.03)       (0.04)          --
         (0.00)(b)     (0.04)       (0.04)          --           --           --        (0.00)(b)
    ----------    ----------   ----------   ----------   ----------   ----------   ----------
         (0.38)        (0.52)       (0.65)       (0.82)       (0.82)       (0.73)       (0.38)
    ----------    ----------   ----------   ----------   ----------   ----------   ----------
    $     6.04    $     4.94   $     5.55   $     6.09   $     7.40   $     7.53   $     6.04
    ==========    ==========   ==========   ==========   ==========   ==========   ==========
         30.82%        (1.53%)       1.72%       (7.20%)       9.51%        1.31%       30.82%

          7.68%+        8.88%       10.09%(c)    10.60%        9.61%        8.65%        7.68%+
          1.76%+        1.82%        1.79%        1.78%        1.75%        1.75%        1.76%+
          1.76%+        1.83%        1.83%        1.82%        1.79%        1.79%        1.76%+
            47%           50%          51%          54%          83%         128%          47%
    $2,876,134    $2,211,253   $2,475,037   $2,609,320   $3,294,427   $3,309,389   $  422,392

                                  Class C
     -----------------------------------------------------------------

                                                         September 1**
                  Year ended December 31,                   through
     -------------------------------------------------    December 31
        2002         2001         2000         1999          1998
     ----------   ----------   ----------   ----------   -------------
     $     5.55   $     6.09   $     7.40   $     7.53    $     7.43
     ----------   ----------   ----------   ----------    ----------
           0.46         0.61(c)      0.74        0.73          0.27
          (0.53)       (0.50)(c)    (1.25)      (0.06)         0.15
          (0.02)        0.00(b)      0.02        0.02         (0.01)
     ----------   ----------   ----------   ----------    ----------
          (0.09)        0.11        (0.49)        0.69          0.41
     ----------   ----------   ----------   ----------    ----------
          (0.48)       (0.61)       (0.77)       (0.79)        (0.27)
             --           --        (0.05)       (0.03)        (0.04)
          (0.04)       (0.04)          --           --            --
     ----------   ----------   ----------   ----------    ----------
          (0.52)       (0.65)       (0.82)       (0.82)        (0.31)
     ----------   ----------   ----------   ----------    ----------
     $     4.94   $     5.55   $     6.09   $     7.40    $     7.53
     ==========   ==========   ==========   ==========    ==========
          (1.53%)       1.72%       (7.20%)       9.51%         5.58%i

           8.88%       10.09%(c)    10.60%        9.61%         8.65%+
           1.82%        1.79%        1.78%        1.75%         1.75%+
           1.83%        1.83%        1.82%        1.79%         1.79%+
             50%          51%          54%          83%          128%
     $  236,791   $  174,205   $  106,709   $   67,181    $   10,025

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay High Yield Corporate Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek maximum income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective.

The Fund principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund also invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Notes to Financial Statements

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if such prices are deemed by the Fund's Manager to be representative of market values at the regular close of business of the Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) REPURCHASE AGREEMENTS. The Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(C) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the

MainStay High Yield Corporate Bond Fund

Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

(D) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(E) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted securities held at October 31, 2003:

                                                        PRINCIPAL                                    PERCENT OF
                                      DATE(S) OF         AMOUNT/                        10/31/03        NET
SECURITY                              ACQUISITION         SHARES           COST          VALUE         ASSETS
--------                           -----------------  --------------   ------------   ------------   ----------
Alliance Entertainment Corp.
  Common Stock...................       12/2/99           1,095,395    $  4,213,596   $     10,954      0.0%(a)
  Series A1, Preferred Stock.....   5/19/99-12/2/99             447         446,889         63,474      0.0(a)
  Series A2, Preferred Stock.....       12/2/99                 503         956,239         71,426      0.0(a)
Colorado Prime Corp.
  Common Stock...................   5/6/97-11/10/99         332,373           3,324          3,324      0.0(a)
  Preferred Stock................   5/6/97-11/10/99           7,820      24,924,148      2,041,145      0.0(a)
Conseco, Inc.
  Bank debt, Term Loan A
  7.25%, due 9/10/10.............      10/22/03       $  13,076,923      12,919,368     12,946,154      0.3
  Bank debt, Term Loan B
  9.50%, due 9/10/10.............      10/22/03           3,923,077       3,869,548      3,896,922      0.1

                                                        PRINCIPAL                                    PERCENT OF
                                      DATE(S) OF         AMOUNT/                        10/31/03        NET
SECURITY                              ACQUISITION         SHARES           COST          VALUE         ASSETS
--------                           -----------------  --------------   ------------   ------------   ----------
Fountain View, Inc.
  Common Stock...................       9/4/03               11,689    $        117   $        117      0.0(a)%
FRI-MRD Corp.
  12.00%, due 1/31/05............   8/12/97-7/31/03   $  46,852,794      46,723,924     19,678,173      0.4
General Media, Inc.
  Bank debt, Revolver
  13.00%, due 2/11/04............       10/9/03           1,323,432       1,323,432      1,323,432      0.0(a)
Globix Corp.
  Common Stock...................      10/15/02           1,037,277         245,760      3,189,627      0.1
Goodyear Tire & Rubber Co. (The)
  Bank debt, Term Loan
  5.13%, due 4/30/05.............  9/17/03-10/10/03      11,717,247      10,955,647     11,493,892      0.2
GT Group Telecom Services Corp.
  Bank debt, Term Loan A
  6.5625%, due 6/30/08...........       1/30/01          16,936,744       6,605,599          1,694      0.0(a)
  Bank debt, Term Loan B
  6.625%, due 6/30/08............       1/30/01          12,103,256       4,753,863          1,210      0.0(a)
Harborside Healthcare Corp.
  (zero coupon), due 8/1/07
  12.00%, beginning 8/1/04.......   8/20/99-6/30/00      52,015,000      34,828,864     18,205,250      0.4
  Class A, Warrants..............   8/17/99-6/27/00       1,461,802       4,409,277         14,618      0.0(a)
Maxwell Communications Corp., PLC
  Facility A.....................  4/29/94-11/22/94       9,973,584               0(b)     129,657      0.0(a)
  Facility B.....................  4/29/94-11/22/94   L   1,131,066               0(b)      24,952      0.0(a)
Micron Technology, Inc.
  Corporate Bond
  6.50%, due 9/30/05.............   3/3/03-4/16/03    $  15,000,000      13,541,587     14,850,000      0.3
Millicom International Celullar
  S.A.
  Convertible Bond
  2.00%, due 6/1/06..............       5/13/03           5,438,000       7,810,708     31,227,715      0.7
Mirant Corp.
  Bank debt, Revolver
  4.75%, due 1/15/04.............       4/21/03           7,020,000       6,045,027      3,685,500      0.1
Morris Material Handling, Inc.
  Common Stock...................  3/11/99-10/30/01          69,236          36,341        366,951      0.0(a)
NEON Communications, Inc.
  Common Stock...................       9/11/03           1,842,941       1,632,528      2,303,676      0.1
  Convertible Preferred Stock
  12.00%.........................      11/25/02             212,404       2,366,169      2,389,545      0.1
  Warrants.......................       9/11/03           1,842,941       1,632,528         18,429      0.0(a)
  Warrants, Class A..............      11/25/02           1,062,401          10,624      1,328,001      0.0(a)
  Warrants, Redeemable
  Preferred......................      11/25/02           1,274,805          12,748         12,748      0.0(a)
Owens Corning, Inc.
  Bank debt, Revolver
  3.62%, due 1/1/04..............  9/26/01-10/15/02      22,006,692      14,660,897     14,451,068      0.3

MainStay High Yield Corporate Bond Fund

                                                        PRINCIPAL                                    PERCENT OF
                                      DATE(S) OF         AMOUNT/                        10/31/03        NET
SECURITY                              ACQUISITION         SHARES           COST          VALUE         ASSETS
--------                           -----------------  --------------   ------------   ------------   ----------
Pacific Gas & Electric Co.
  Bank debt, Revolver
  8.375%, due 12/30/06...........   4/12/02-6/27/03   $  45,528,440    $ 45,743,536   $ 45,983,724      1.0%
Qwest Corp.
  Bank debt, Term Loan
  6.95%, due 6/30/10.............       6/12/03          18,000,000      17,635,627     17,905,500      0.4
Qwest Services Corp.
  Bank debt, Revolver
  4.62%, due 5/3/05..............      11/14/02           3,847,671       3,442,310      3,804,385      0.1
Supercanal Holdings, S.A.
  Bank debt
  6.50%, due 11/12/04............       5/26/00           1,433,218       1,139,737        186,318      0.0(a)
Thermadyne Holdings Corp.
  Bank debt, Term Loan
  6.23%, due 3/31/08.............       6/10/03           8,675,336       8,776,491      8,485,563      0.2
United Pan-Europe Communications
  N.V.
  Bank debt, Term Loan
  5.5778%, due 6/30/08...........       8/4/03        E   6,750,000       6,439,562      7,310,675      0.2
                                                                       ------------   ------------      ---
                                                                       $288,106,015   $227,405,819      5.0%
                                                                       ============   ============      ===

-------
(a) Less than one tenth of a percent.
(b) Less than one dollar.

(F) LOAN PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan commitments and loan participations. Loan commitments and loan participations are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money and records interest as earned. The unfunded amounts are recorded in memorandum accounts. The Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). As of October 31, 2003, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                                               UNFUNDED
BORROWER                                                      COMMITMENT
--------                                                      -----------
General Media, Inc. ........................................  $ 1,676,568
Jafra Cosmetics, Inc. ......................................   12,111,111
Mirant Corp. ...............................................   15,250,000
Owens Corning, Inc. ........................................    1,448,379
Universal City, Inc. .......................................   10,000,000
                                                              -----------
                                                              $40,486,058
                                                              ===========

These commitments are available until maturity date of the respective security.

(G) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(H) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income, accumulated net realized loss on investments and accumulated net realized loss on foreign currency transactions arising from permanent differences; net assets at October 31, 2003, are not effected.

  ACCUMULATED                       ACCUMULATED
DISTRIBUTIONS IN   ACCUMULATED      NET REALIZED
   EXCESS OF       NET REALIZED       LOSS ON
 NET INVESTMENT      LOSS ON      FOREIGN CURRENCY
     INCOME        INVESTMENTS      TRANSACTIONS
----------------   ------------   ----------------
    $971,892        $(254,246)       $(717,646)

The reclassifications for the Fund are primarily due to premium amortization adjustments, foreign currency gain (loss).

(I) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of callable securities, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

MainStay High Yield Corporate Bond Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as an expense of the Fund on the ex-dividend date.

(J) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(K) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

      (i) market value of investment securities, other assets and liabilities--at the valuation date,

     (ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gain (loss) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

Foreign currency held at October 31, 2003:

           CURRENCY                                    COST                        VALUE
-------------------------------                     -----------                 -----------
Canadian Dollar  C$         212                     $      154                  $      161
Euro              E   3,771,388                      4,384,552                   4,384,238
Pound Sterling    L     773,272                      1,299,754                   1,312,203
                                                    ----------                  ----------
                                                    $5,684,460                  $5,696,602
                                                    ==========                  ==========

(L) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. Through March 11, 2002, the Manager had voluntarily established a fee breakpoint of 0.55% on assets in excess of $500 million. Effective March 12, 2002, the Manager established contractual fee breakpoints for its management fee of 0.60% annually on assets up to $500 million and 0.55% annually on assets in excess of $500 million. For the ten months ended October 31, 2003 and year ended December 31, 2002, the Manager earned from the Fund $18,391,630 and $18,638,403, respectively.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.30% on assets up to $500 million and 0.275% on assets in excess of $500 million.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the

MainStay High Yield Corporate Bond Fund

Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $300,435 for the ten months ended October 31, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemption of Class A, Class B and Class C shares of $701,261, $2,018,676 and $137,679, respectively, for the ten months ended October 31, 2003.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the ten months ended October 31, 2003 and year ended December 31, 2002, amounted to $4,507,337 and $5,855,164, respectively.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the High Yield Corporate Bond Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $86,908 for the ten months ended October 31, 2003 and $64,801 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $352,819 for the ten months ended October 31, 2003 and $355,849 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2003, the components of accumulated loss on a tax basis were as follows:

ACCUMULATED CAPITAL    UNREALIZED    TOTAL ACCUMULATED
 AND OTHER LOSSES     DEPRECIATION         LOSS
-------------------   ------------   -----------------
   $(781,174,655)     $(48,445,030)    $(829,619,685)

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals, premium amortization adjustments, bond reorganizations and interest write-offs.

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $781,174,655 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

CAPITAL LOSS                                                   AMOUNT
AVAILABLE THROUGH                                              (000'S)
-----------------                                             --------
     2008...................................................  $ 21,946
     2009...................................................   284,075
     2010...................................................   169,120
     2011...................................................   306,034
                                                              --------
                                                              $781,175
                                                              ========

MainStay High Yield Corporate Bond Fund

The tax character of distributions paid during the ten months ended October 31, 2003, and years ended December 31, 2002, and December 31, 2001 shown in the Statement of Changes in Net Assets, was as follows:

                              2003            2002            2001
                          -------------   -------------   -------------
Distributions paid from:
  Ordinary Income         $272,158,723    $309,124,918    $349,196,214
  Return of Capital          3,430,564      28,037,722      23,967,209
                          ------------    ------------    ------------
                          $275,589,287    $337,162,640    $373,163,423
                          ============    ============    ============

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the ten months ended October 31, 2003, purchases and sales of U.S. Government securities were $64,322 and $78,113, respectively. Purchases and sales of securities, other than U.S. Government and short-term securities, were $1,728,205 and $1,579,490, respectively.

As of October 31, 2003, the Fund had securities on loan with an aggregate market value of $304,248,002. The Fund received $319,569,081 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the ten months ended October 31, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                            YEAR ENDED DECEMBER 31,
                                JANUARY 1 THROUGH         -----------------------------------------------------------
                                OCTOBER 31, 2003*                     2002                           2001
                          -----------------------------   -----------------------------   ---------------------------
                          CLASS A    CLASS B   CLASS C    CLASS A    CLASS B    CLASS C   CLASS A   CLASS B   CLASS C
                          --------   -------   --------   --------   --------   -------   -------   -------   -------
Shares sold.............   237,513    77,972    43,734     280,014     82,864    33,375   124,738    77,264    24,445
Shares issued in
  reinvestment of
  dividends and
  distributions.........     8,908    19,447     1,999       8,345     27,828     1,909     6,600    30,203     1,339
                          --------   -------   -------    --------   --------   -------   -------   -------   -------
                           246,421    97,419    45,733     288,359    110,692    35,284   131,338   107,467    25,784
Shares redeemed.........  (209,184)  (69,036)  (23,761)   (244,150)  (109,057)  (18,744)  (78,508)  (90,191)  (11,935)
                          --------   -------   -------    --------   --------   -------   -------   -------   -------
Net increase............    37,237    28,383    21,972      44,209      1,635    16,540    52,830    17,276    13,849
                          ========   =======   =======    ========   ========   =======   =======   =======   =======

-------
* The Fund changed its fiscal year end from December 31 to October 31.

NOTE 8--OTHER MATTERS:

New York Life Investment Management LLC (NYLIM) and mutual funds that NYLIM advises, including The MainStay Funds, have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading and other matters. We are cooperating fully in responding to these requests. We have no reason to believe that NYLIM or any of the mutual funds NYLIM advises has been targeted as the subject of any governmental or regulatory enforcement action.

Report of Independent Auditors

To the Trustees of The MainStay Funds and Shareholders of
MainStay High Yield Corporate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay High Yield Corporate Bond Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the ten months ended October 31, 2003 and the year ended December 31, 2002, the changes in its net assets for the ten months ended October 31, 2003 and each of the two years in the period ended December 31, 2002 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 22, 2003

The MainStay Funds--Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   2002 and         Manager, New York Life Investment
                          Trustee since    Management LLC (including predecessor
                          2000             advisory organizations) and New York
                                           Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Executive Vice
                                           President and Manager, NYLIFE LLC;
                                           Manager, NYLIFE Distributors LLC; Vice
                                           Chairman, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        41             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, NYLIFE LLC; Director, NYLIFE
                                           Securities, Inc.; Chairman, President,
                                           and Manager, NYLIFE Distributors LLC;
                                           Manager, McMorgan & Company LLC;
                                           Chairman, Trustee, and President,
                                           Eclipse Funds, (4 portfolios); Chairman
                                           and Director, Eclipse Funds Inc. (13
                                           portfolios); Senior Vice President,
                                           Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities
  Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5
  Years."

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24             None
3/1/32                    1996             Officer, New York Life Insurance Company
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Manager, MacKay Shields LLC;          24             None
7/1/25                    1991             Chairman, Chief Executive Officer, and
                                           President, New York Life Insurance
                                           Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Non-Executive
11/13/39                  1997             Chancellor, Queen's University (1985 to                Director, Allied
                                           2001).                                                 Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group,
                                                                                                  Plc; Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc.
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, Adolor
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Corporation;
                          Non-             firm).                                                 Director, First
                          Interested                                                              Advantage
                          Trustee                                                                 Corporation.
---------------------------------------------------------------------------------------------------------------------
Michael H. Sutton         Trustee since    Retired. Independent Consultant (1999 to       24             None
9/19/40                   2003             present); Special Consultant, Financial
                                           Accounting Standards Board (1998 to
                                           1999); Chief Accountant, United States
                                           Securities and Exchange Commission (1995
                                           to 1998).
---------------------------------------------------------------------------------------------------------------------

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Advisor (July 2003 to present) and             24             None
2/13/52                   1994             Managing Director (2001 to June 2003),
                                           The Carlyle Group (private investment
                                           firm); Chairman and Chief Executive
                                           Officer, Somerset Group (financial
                                           advisory firm); Senior Managing
                                           Director, Groupe Arnault (private
                                           investment firm) (1999 to 2001).
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Manager, NYLIFE Distributors
                                           LLC.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, and MainStay VP Series
                          since 2001       Fund, Inc.; Chief Financial Officer and
                                           Assistant Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors LLC; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., and Eclipse Funds; Managing
                                           Director and Senior Counsel, Lehman
                                           Brothers Inc., (October 1998 to December
                                           1999); General Counsel and Managing
                                           Director, JP Morgan Investment
                                           Management Inc. (1986 to September
                                           1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc.; Vice
                                           President-Financial Operations and Chief
                                           Financial Officer, NYLIFE Distributors
                                           LLC; Tax Vice President, New York Life
                                           International, LLC; Tax Vice President,
                                           Eclipse Funds, Eclipse Funds Inc., and
                                           MainStay VP Series Fund, Inc.
---------------------------------------------------------------------------------------------------------------------

THE MAINSTAY(R) FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund(2)
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(3)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MacKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

McMORGAN & COMPANY LLC(4)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Ceased operations as of November 28, 2003.
3. Closed to new investors as of December 1, 2001.
4. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Auditors

1. As of October 31, 2003.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors LLC. All rights reserved.               MSHY11-12/03
                                 NYLIM-A04343                                 08

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) High Yield
    Corporate Bond Fund

    ANNUAL REPORT

    OCTOBER 31, 2003

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Global High
                                                              Yield Fund versus J.P. Morgan EMBI Global
                                                              Diversified Composite--Class A, Class B, and
                                                              Class C Shares                                   3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and 10-Month Performance            6
                                                              Portfolio of Investments                         9
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Auditors                  27
                                                              Trustees and Officers                           28
                                                              The MainStay(R) Funds                           31

2

President's Letter

The first 10 months of 2003 represented a positive period for most investors. Although the stock market struggled from mid-January through early March, it recovered strongly through the end of October. The rally began several days before coalition forces entered Iraq and continued long after the conclusion of major combat operations. Although difficulties in Iraq, the Middle East, and North Korea continued to raise concerns, investors have tended to focus on corporate earnings and the potential for an economic turnaround.

The Federal Reserve remained accommodative throughout the 10-month period, and the Federal Open Market Committee lowered the targeted federal funds rate by 25 basis points on June 25, 2003, to a low 1.0%. Real gross domestic product, which grew at a modest 1.4% in the first quarter of 2003, rose by 3.3% in the second quarter. According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter. Much of this increase resulted from robust consumer spending. Although unemployment rates remain high, the figures have declined from their peak in June 2003, and the Federal Reserve recently observed that "the labor market appears to be stabilizing."

Within the equity market, smaller companies generally outperformed larger ones and growth stocks tended to appreciate more than value equities at all capitalization levels. The bond markets benefited from anticipation of the Federal Reserve's easing move, and while yields on short-term securities continued to decline, yields on longer-term bonds rose to a peak in early September and closed the reporting period higher than where they began. For the 10-month period, corporate bonds generally outpaced Treasury securities, and high-yield bonds and emerging-market debt provided outstanding returns.

At MainStay, each of our Funds seeks to achieve its investment objective with an established process that is consistently applied in all market environments. While markets may shift and results may vary, we believe that our time-tested investment strategies can help you pursue your long-range goals with confidence.

As you may have noted, the date of this report differs from the date of previous annual reports. The MainStay Board of Trustees recently approved making October 31 the end of the fiscal year for most MainStay Funds. The report that follows provides details about the specific market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the first 10 months of 2003. If you have any questions about this report or your MainStay Fund investments, your Registered Representative will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
November 2003

                                                                               3
                                                                               -

-------


The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay Global
High Yield Fund versus J.P. Morgan
EMBI Global Diversified Composite

CLASS A SHARES
Total Returns with Sales Charges: 1 Year 26.75%, 5 Years 15.79%, Since Inception
                                  (6/1/98) 9.41%
[PERFORMANCE GRAPH]

                                                                 MAINSTAY GLOBAL HIGH YIELD          J.P. MORGAN EMBI GLOBAL
                                                                            FUND                     DIVERSIFIED COMPOSITE(1)
                                                                 --------------------------          ------------------------
6/1/98                                                                     9550.00                           10000.00
98                                                                         7473.00                            8448.00
99                                                                         8831.00                           10085.00
00                                                                        10016.00                           11598.00
01                                                                        10825.00                           12975.00
02                                                                        12269.00                           14248.00
10/31/03                                                                  16283.00                           17654.00

CLASS B SHARES
Total Returns with Sales Charges: 1 Year 26.68%, 5 Years 15.75%, Since Inception
                                  (6/1/98) 9.35%
[PERFORMANCE GRAPH]

                                                                 MAINSTAY GLOBAL HIGH YIELD          J.P. MORGAN EMBI GLOBAL
                                                                            FUND                     DIVERSIFIED COMPOSITE(1)
                                                                 --------------------------          ------------------------
6/1/98                                                                    10000.00                           10000.00
98                                                                         7789.00                            8448.00
99                                                                         9120.00                           10085.00
00                                                                        10271.00                           11598.00
01                                                                        11018.00                           12975.00
02                                                                        12406.00                           14248.00
10/31/03                                                                  16236.00                           17654.00

CLASS C SHARES
Total Returns with Sales Charges: 1 Year 30.68%, 5 Years 15.97%, Since Inception
                                  (6/1/98) 9.47%
[PERFORMANCE GRAPH]

                                                                 MAINSTAY GLOBAL HIGH YIELD          J.P. MORGAN EMBI GLOBAL
                                                                            FUND                     DIVERSIFIED COMPOSITE(1)
                                                                 --------------------------          ------------------------
6/1/98                                                                    10000.00                           10000.00
98                                                                         7789.00                            8448.00
99                                                                         9120.00                           10085.00
00                                                                        10271.00                           11598.00
01                                                                        11018.00                           12975.00
02                                                                        12406.00                           14248.00
10/31/03                                                                  16336.00                           17654.00

-------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MAINSTAYFUNDS.COM.

4



-------
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 1%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. The J.P. Morgan EMBI Global Diversified Composite is an unmanaged, uniquely weighted version of The J.P. Morgan Emerging Markets Bond Index--the EMBI--which, in turn, is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S. dollar denominated Brady bonds. The EMBI Global Diversified Composite limits the weights of those index countries with larger total debt obligations by only including specified portions of these countries' eligible current face amounts of outstanding debt. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index or a composite.

                                                                               5
                                                                               -

-------
1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
2. See footnote on page 5 for more information about the J.P. Morgan EMBI Global Diversified Composite.
3. Percentages reflect total returns of the specified debt markets for the 10-month period ended October 31, 2003. Results assume reinvestment of all income and capital gains. Due to the Fund's selective investments and its purchases and sales, the performance of Fund holdings may differ from that of the specified debt markets.

Portfolio Management Discussion and Analysis

Emerging debt markets generally provided excellent returns during the 10 months ended October 31, 2003. While few investors believed that the performance of recent years could be repeated, year-to-date progress suggests that 2003 may be another strong year for emerging-market debt.

The advances came partly as a result of low interest rates around the world, which made higher-yielding emerging-market debt more attractive to investors. With no fiscal crises looming on the horizon, low issuance levels in most markets, and wide premiums to U.S. Treasuries, emerging-market debt attracted strong inflows during the first 10 months of 2003.

During that period, one rating agency advanced Russian debt to investment grade, which came as a refreshing change from Russia's "selective default" status less than five years ago. Turkish bonds saw considerable volatility when the nation refused to provide a staging ground for coalition troops and a $30 billion aid package was cancelled. Venezuelan debt felt the effects of a coup and a lengthy labor strike. Even so, emerging markets generally advanced on signs that the global economy was beginning to recover.

PERFORMANCE REVIEW

For the 10-month period ended October 31, 2003, MainStay Global High Yield Fund returned 25.21% for Class A shares and 24.33% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 23.81% return of the average Lipper(1) emerging markets debt fund over the same period. All share classes also outperformed the 17.71% return of the J.P. Morgan EMBI Global Diversified Composite(2) for the 10 months ended October 31, 2003.

The Fund's outperformance stemmed from a number of strong investments, including an overweighted position in Brazil, which has returned 57% for the 10-month period.(3) The Fund was also overweighted in Ecuador, which returned 77% for the reporting period.

STRATEGIES AND RESULTS

The Fund continued to employ the strategies that it has used in former years. We believed that high-beta and oil plays would bring the best performance. Although at times we found these types of investments overpriced and reduced our positions accordingly, we tried to remain fully invested through most of the first 10 months of 2003. Most emerging markets continued to benefit from central-bank easing around the globe and from attractive spreads to Treasury securities.
The Fund's investments in Russia, Nigeria, Venezuela, Brazil, and Ecuador were particularly strong, and we overweighted most of these markets through much

6

YEAR-BY-YEAR AND 10-MONTH PERFORMANCE (WITHOUT SALES CHARGES)

CLASS A SHARES
[BAR CHART]

                                                                            CLASS A SHARES
                                                                            --------------
12/98                                                                           -16.38
12/99                                                                            18.15
12/00                                                                             9.30
12/01                                                                            13.59
12/02                                                                            11.01
10/03                                                                            25.21

CLASS B AND CLASS C SHARES
[BAR CHART]

                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
12/98                                                                           -16.82
12/99                                                                            17.01
12/00                                                                             8.58
12/01                                                                            12.69
12/02                                                                            10.33
10/03                                                                            24.33

of the reporting period. In addition to benefiting from the demand for higher-yielding assets, these countries also fit our strategy of emphasizing the debt of oil-producing nations. We believed that oil prices would remain relatively high because of geopolitical tensions and disruptions in Venezuelan output.

The Russian upgrade strengthened the Fund's performance. Russian bonds fit well with the Fund's focus on oil, but we also like these securities for additional reasons. We believe that upgrades from other rating agencies are likely to be forthcoming after the country's elections next year, which should entice more buyers into the Russian market. In our opinion, however, the nation's debt is unlikely to move much higher on the rating scale until we see reforms in Russia's land, banking, and bankruptcy policies.

                                                                               7
                                                                               -

We took a contrarian view of Turkish debt at times during the reporting period. Most of the market did not like the inherent risk of Turkish bonds, particularly when staging proposals for coalition troops were rejected. While that was not a positive development, we tended to see the outlook as brighter than most. We expected the United States and Turkey to resolve their differences over a loan agreement and did not believe that the election of the Justice and Development Party, or AKP (Adalet ve Kalkinma Partisi), would be bad for the country. We also believed that inflation and interest rates would come down to the target levels required by the International Monetary Fund. When the IMF completed its fifth review of its stand-by agreement with Turkey, it approved disbursement of $476 million, which dramatically improved the nation's financial picture. We continue to view Turkey as a market with potential, particularly if Turkey should begin to receive favorable consideration as a potential candidate for admission into the European Union.

Brazil has been and--continues to be--the Fund's largest overweighted position. At the end of October 2002, Brazil elected Luis Inacio Lula da Silva. Prior to the election, we did not know what types of people and policies Lula would bring to Brazil. It wasn't long, however, before we became more comfortable with his appointments and policies, and the Fund began to take an overweighted position in Brazilian bonds. The decision was one of the strongest contributors to the Fund's performance for the 10-month period.

Ecuadorian bonds were also overweighted in the Fund's portfolio and had even higher returns. At the beginning of 2003, the Fund was neutrally positioned in Venezuela. When political and labor problems caused considerable volatility, we added to the Fund's position, secure in the belief that Venezuela would handle its debt obligations responsibly. Things calmed down with the resolution of the Venezuelan oil strike and an agreement to conduct a recall referendum on President Chavez. We continue to believe that the wide yield spread on Venezuelan debt will attract yield buyers.

LOOKING AHEAD

We will continue to watch and wait on the financial situation of emerging-market nations and will keep an eye on U.S. interest rates. Even if rates rise quickly in the United States, we doubt that a rush-to-issuance in emerging markets will be likely to occur in 2004. Since interest rates are still at historical lows, a slow rise in rates will not set off an alarm. All spread products--including investment-grade, high-yield, emerging-market, and distressed debt--ended October 2003 at tighter levels because of low issuance and high demand. This, combined with smart debt management by companies and countries, has caused spreads to look artificially tight. In our opinion, however, the appearance may be more than the reality. In the upcoming year, we expect certain countries to issue new debt for prefinancing of 2004 and others to come to market to retire their old Brady bonds and issue new replacement debt.

8

While the road ahead may not be smooth and unforeseen events can occur at any time, we feel that the bumps along the way may be small when we look back at them a year from now. The Fund continues to earn attractive returns on its current holdings, which may increase in the coming months if the markets remain relatively stable.

Whatever the markets or the world economy may bring, the Fund will continue to seek to provide maximum current income by investing primarily in high-yield debt securities of non-U.S. issuers. Capital appreciation will remain a secondary objective.

Joseph Portera
Portfolio Manager
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

Portfolio of Investments October 31, 2003

                                                                               9
                                                                               -

                                   PRINCIPAL
                                    AMOUNT            VALUE
                                  ----------------------------
LONG-TERM BONDS (94.6%)+
BRADY BONDS (15.7%)

BRAZIL (8.6%)
Republic of Brazil
 Series 18 Year
 2.0625%, due 4/15/12 (b).......  $  800,000       $   672,000
 Series RG
 2.0625%, due 4/15/12 (b).......   1,825,000         1,533,000
 Series 20 Year
 8.00%, due 4/15/14 (c).........   4,340,720         4,039,474
                                                   -----------
                                                     6,244,474
                                                   -----------
NIGERIA (1.5%)
Central Bank of Nigeria
 Series WW
 6.25%, due 11/15/20............   1,250,000         1,087,500
                                                   -----------

PERU (2.8%)
Republic of Peru
 Series 20 Year
 4.50%, due 3/7/17 (b)(d).......   2,250,000         1,996,875
                                                   -----------

VENEZUELA (2.3%)
Republic of Venezuela
 Series DL
 1.875%, due 12/18/07 (b).......   1,821,380         1,680,223
                                                   -----------
VIETNAM (0.5%)
Socialist Republic of Vietnam
 Series 30 Year
 3.50%, due 3/12/28.............     500,000           347,390
                                                   -----------
Total Brady Bonds
 (Cost $8,807,365)..............                    11,356,462
                                                   -----------
CORPORATE BONDS (11.3%)

BRAZIL (0.1%)
Globo Comunicacoes e
 Participacoes S.A.
 Series REGS
 10.625%, due 12/5/08 (e).......     224,000            88,577
                                                   -----------

LUXEMBURG (1.1%)
Mobile Telesystems Finance
 9.75%, due 1/30/08 (a).........     750,000           796,875
                                                   -----------

MEXICO (1.0%)
Grupo Transportacion Ferroviaria
 Mexicana, S.A. de C.V.
 12.50%, due 6/15/12............     450,000           495,000
Vitro S.A. de C.V.
 11.75%, due 11/1/13 (a)........     250,000           241,875
                                                   -----------
                                                       736,875
                                                   -----------

                                   PRINCIPAL
                                    AMOUNT            VALUE
                                  ----------------------------
PHILIPPINES (0.8%)
Philippine Long Distance
 Telephone Co.
 11.375%, due 5/15/12...........  $  550,000       $   605,000
                                                   -----------

RUSSIA (4.6%)
AO Siberian Oil Co.
 11.50%, due 2/13/07............     725,000           779,375
Gazprom Oao
 9.625%, due 3/1/13 (a).........     760,000           824,600
Tyumen Oil Co.
 11.00%, due 11/6/07 (a)........     800,000           904,000
VimpelCom BV
 10.45%, due 4/26/05 (a)........     260,000           274,625
Wimm-Bill-Dann Foods OJSC
 8.50%, due 5/21/08 (a).........     500,000           511,250
                                                   -----------
                                                     3,293,850
                                                   -----------
UKRAINE (0.5%)
Kyivstar GSM Bonds
 12.75%, due 11/21/05 (a).......     300,000           333,750
                                                   -----------

UNITED STATES (3.2%)
Adelphia Communications Corp.
 10.25%, due 6/15/11 (e)........     100,000            84,000
FrontierVision Operating
 Partners L.P.
 11.00%, due 10/15/06 (e).......     100,000           103,125
PEMEX Project Funding Master
 Trust
 7.375%, due 12/15/14 (c).......   2,000,000         2,100,000
                                                   -----------
                                                     2,287,125
                                                   -----------
Total Corporate Bonds
 (Cost $8,137,648)..............                     8,142,052
                                                   -----------
GOVERNMENTS & FEDERAL AGENCIES (64.8%)

ARGENTINA (0.8%)
Republic of Argentina
 1.162%, due 8/3/12 (b).........   1,000,000           583,100
                                                   -----------

BRAZIL (14.8%)
Republic of Brazil
 Series 11BR
 4.75%, due 4/10/07 (f).........  Y45,000,000          386,324
 9.25%, due 10/22/10............  $  200,000           199,400
 9.375%, due 4/7/08.............   1,250,000         1,295,000
 10.125%, due 5/15/27...........   1,500,000         1,410,000
 11.00%, due 1/11/12 (c)........   1,650,000         1,765,500
 11.00%, due 8/17/40 (c)........   1,980,000         1,932,480
-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Global High Yield Fund

10
-

                                   PRINCIPAL
                                    AMOUNT            VALUE
                                  ----------------------------
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)

BRAZIL (CONTINUED)
Republic of Brazil (Continued)
 11.50%, due 3/12/08............  $  850,000       $   947,750
 12.25%, due 3/6/30.............     500,000           545,000
 14.50%, due 10/15/09 (c).......   1,800,000         2,223,000
                                                   -----------
                                                    10,704,454
                                                   -----------
COLOMBIA (4.4%)
Republic of Colombia
 7.625%, due 2/15/07............     500,000           517,500
 8.625%, due 4/1/08.............     250,000           262,500
 10.00%, due 1/23/12............   1,050,000         1,102,500
 10.375%, due 1/28/33...........     500,000           502,500
 10.50%, due 7/9/10.............     430,000           470,850
 11.75%, due 2/25/20............     300,000           342,600
                                                   -----------
                                                     3,198,450
                                                   -----------
DOMINICAN REPUBLIC (0.5%)
Dominican Republic
 9.04%, due 1/23/13 (a).........     500,000           385,000
                                                   -----------

ECUADOR (2.7%)
Republic of Ecuador
 Series REGS
 7.00%, due 8/15/30.............   2,100,000         1,393,350
 Series REGS
 12.00%, due 11/15/12...........     400,000           353,000
 12.00%, due 11/15/12 (a).......     225,000           200,813
                                                   -----------
                                                     1,947,163
                                                   -----------
EGYPT (1.0%)
Arab Republic of Egypt
 Series REGS
 8.75%, due 7/11/11.............     610,000           725,900
                                                   -----------

EL SALVADOR (0.3%)
Republic of El Salvador
 8.25%, due 4/10/32 (a).........     250,000           238,125
                                                   -----------
IVORY COAST (0.3%)
Republic of Ivory Coast
 Series 20 Year
 2.00%, due 3/29/18 (e).........   1,400,000           245,000
                                                   -----------
MEXICO (3.8%)
United Mexican States
 8.125%, due 12/30/19...........   2,450,000         2,707,250
                                                   -----------
PANAMA (2.4%)
Republic of Panama
 8.25%, due 4/22/08.............     210,000           232,575
 8.875%, due 9/30/27............     400,000           417,000

                                   PRINCIPAL
                                    AMOUNT            VALUE
                                  ----------------------------
PANAMA (CONTINUED)
 9.375%, due 7/23/12............  $  200,000       $   228,000
 9.625%, due 2/8/11.............     770,000           887,425
                                                   -----------
                                                     1,765,000
                                                   -----------
PERU (2.0%)
Republic of Peru
 9.125%, due 2/21/12............   1,300,000         1,452,750
                                                   -----------

PHILIPPINES (3.3%)
Republic of Philippines
 9.375%, due 1/18/17............     510,000           541,238
 9.875%, due 1/15/19............     750,000           778,125
 10.625%, due 3/16/25...........   1,000,000         1,082,500
                                                   -----------
                                                     2,401,863
                                                   -----------
RUSSIA (13.6%)
Russian Federation
 Series REGS
 5.00%, due 3/31/30.............   7,884,750         7,360,414
 5.00%, due 3/31/30 (a).........      28,205            26,301
 Series REGS
 8.25%, due 3/31/10.............     816,251           911,752
 8.25%, due 3/31/10 (a).........       3,289             3,678
 Series REGS
 10.00%, due 6/26/07............     742,000           873,334
 Series REGS
 11.00%, due 7/24/18............     500,000           668,000
                                                   -----------
                                                     9,843,479
                                                   -----------
SOUTH AFRICA (1.5%)
Republic of South Africa
 7.375%, due 4/25/12............     950,000         1,064,000
                                                   -----------

TURKEY (6.3%)
Republic of Turkey
 9.875%, due 3/19/08............     500,000           560,000
 10.50%, due 1/13/08............     980,000         1,122,100
 11.75%, due 6/15/10............     400,000           485,000
 11.875%, due 1/15/30...........     900,000         1,126,125
 12.375%, due 6/15/09...........   1,000,000         1,237,500
                                                   -----------
                                                     4,530,725
                                                   -----------
UKRAINE (2.1%)
Ukraine Government
 7.65%, due 6/11/13 (a).........     700,000           693,875
 Series REGS
 11.00%, due 3/15/07............     714,101           791,581
                                                   -----------
                                                     1,485,456
                                                   -----------
URUGUAY (0.5%)
Republic of Uruguay
 7.875%, due 1/15/33 (g)........     500,000           335,000
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              11
                                                                               -

                                   PRINCIPAL
                                    AMOUNT            VALUE
                                  ----------------------------
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)

VENEZUELA (4.5%)
Republic of Venezuela
 9.25%, due 9/15/27.............  $3,713,000       $ 2,988,965
 10.75%, due 9/19/13 (a)........     250,000           236,250
                                                   -----------
                                                     3,225,215
                                                   -----------
Total Governments & Federal
 Agencies
 (Cost $39,383,134).............                    46,837,930
                                                   -----------
LOAN PARTICIPATIONS (0.9%)

ALGERIA (0.4%)
Republic of Algeria
 Tranche 1
 2.0625%, due 9/4/06
 (b)(h)(i)......................     115,385           112,500
 Tranche 3
 2.0625%, due 3/4/10
 (b)(h)(i)......................     216,667           208,000
                                                   -----------
                                                       320,500
                                                   -----------
MOROCCO (0.2%)
Kingdom of Morocco
 Tranche A
 2.5625%, due 1/1/09
 (b)(h)(i)......................     119,006           115,138
                                                   -----------

THAILAND (0.3%)
Thai Oil Co. Ltd.
 Tranche 1-3
 2.3463%, due 3/31/10...........     246,334           211,847
                                                   -----------
Total Loan Participations
 (Cost $587,113)................                       647,485
                                                   -----------
YANKEE BONDS (1.9%) (j)

ARGENTINA (1.2%)
Cablevision S.A.
 Series 10, Tranche 1
 13.75%, due 4/30/07 (e)........      50,000            19,500
 Series 5, Tranche 1
 13.75%, due 5/1/09 (e).........     200,000            78,000
Multicanal S.A.
 13.125%, due 4/15/09 (e).......     200,000            64,000
YPF Sociedad Anonima
 9.125%, due 2/24/09............     650,000           702,000
                                                   -----------
                                                       863,500
                                                   -----------
MEXICO (0.1%)
Grupo Transportacion Ferroviaria
 Mexicana, S.A. de C.V.
 11.75%, due 6/15/09............     100,000           100,750
                                                   -----------

                                   PRINCIPAL
                                    AMOUNT            VALUE
                                  ----------------------------
UNITED STATES (0.6%)
Hynix Semiconductor America
 8.625%, due 5/15/07 (a)........  $  450,000       $   393,925
                                                   -----------
Total Yankee Bonds
 (Cost $1,436,644)..............                     1,358,175
                                                   -----------
Total Long-Term Bonds
 (Cost $58,351,904).............                    68,342,104
                                                   -----------
SHORT-TERM INVESTMENTS (17.4%)

COMMERCIAL PAPER (3.6%)
Morgan Stanley & Co.
 1.03%, due 11/7/03.............   1,005,000         1,004,828
UBS Finance Delaware LLC
 1.03%, due 11/3/03.............   1,585,000         1,584,909
                                                   -----------
Total Commercial Paper
 (Cost $2,589,737)..............                     2,589,737
                                                   -----------

GOVERNMENT & FEDERAL AGENCY (0.4%)
VENEZUELA (0.4%)
Republic of Venezuela
 Series C
 2.25%, due 12/31/03 (b)........     300,000           297,000
                                                   -----------
Total Government & Federal
 Agency
 (Cost $289,111)................                       297,000
                                                   -----------
                                    SHARES
                                  -----------
INVESTMENT COMPANY (0.1%)
AIM International Funds Group
 (k)............................      37,707            37,707
                                                   -----------
Total Investment Company
 (Cost $37,707).................                        37,707
                                                   -----------
                                   PRINCIPAL
                                    AMOUNT
                                  -----------
MASTER NOTE (4.1%)
Bank of America Securities LLC
 1.1874%, due 11/3/03 (k).......  $3,000,000         3,000,000
                                                   -----------
Total Master Note
 (Cost $3,000,000)..............                     3,000,000
                                                   -----------

REPURCHASE AGREEMENTS (9.2%)
Countrywide Securities Corp.
 1.1424%, dated 10/31/03
 due 11/3/03 (k)
 Proceeds at Maturity $2,000,188
 (Collateralized by various
 Bonds with a Principal Amount
 of $2,360,929 and a Market
 Value of $2,049,512............   2,000,000         2,000,000

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Global High Yield Fund

12
-

                                   PRINCIPAL
                                    AMOUNT            VALUE
                                  ----------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

REPURCHASE AGREEMENTS (CONTINUED)
Merrill Lynch & Co.
 1.1424%, dated 10/31/03
 due 11/3/03 (k)
 Proceeds at Maturity
 $2,146,202
 (Collateralized by various
 Bonds
 with a Principal Amount of
 $2,147,483 and a Market Value
 of $2,226,748..................  $2,146,000       $ 2,146,000
Morgan Stanley & Co.
 1.1124%, dated 10/31/03
 due 11/3/03 (k)
 Proceeds at Maturity
 $2,523,233
 (Collateralized by various
 Bonds
 with a Principal Amount of
 $2,657,224 and a Market Value
 of $2,649,303..................   2,523,000         2,523,000
                                                   -----------
Total Repurchase Agreements
 (Cost $6,669,000)..............                     6,669,000
                                                   -----------
Total Short-Term Investments
 (Cost $12,585,555).............                    12,593,444
                                                   -----------
Total Investments
 (Cost $70,937,459) (l).........       112.0%       80,935,548(m)
Liabilities in Excess of
 Cash and Other Assets..........       (12.0)       (8,652,699)
                                  -----------      -----------
                                       100.0%      $72,282,849
                                  ===========      ===========

-------
(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at
     October 31, 2003.
(c)  Represents a security of which a portion is out on loan.
(d)  FLIRB (Floating Loaded Interest Rate Bond) carries a
     fixed, below market interest rate which rises
     incrementally over the initial 5 to 7 years of the life
     of the bond, and is then replaced by a floating rate
     coupon for the remaining life of the bond.
(e)  Issue in default.
(f)  Partially segregated as collateral for foreign currency forward contracts.
(g)  CIK ("Cash in Kind")--Interest payment is made with cash or additional securities.
(h)  Restricted security.
(i)  Illiquid security.
(j)  Yankee bond-Dollar-denominated bonds issued in the United
     States by foreign banks and corporations.
(k)  Represents a security, or portion thereof, purchased with cash collateral received for securities on loan.
(l)  The cost for federal income tax purposes is $71,208,321.
(m)  At October 31, 2003 net unrealized appreciation for
     securities was $9,727,227, based on cost for federal
     income tax purposes. This consisted of aggregate gross
     unrealized appreciation for all investments on which
     there was an excess of market value over cost of
     $10,591,970 and aggregate gross unrealized depreciation
     for all investments on which there was an excess of cost
     over market value of $864,743.
The following abbreviation is used in the above portfolio:
     Y--Japanese Yen.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

Statement of Assets and Liabilities as of October 31, 2003

ASSETS:
Investment in securities, at value (identified cost
  $70,937,459)--including $9,240,230 market value of
  securities loaned.........................................       $80,935,548
Cash........................................................           272,789
Receivables:
  Dividends and interest....................................         1,248,564
  Fund shares sold..........................................           267,875
Unrealized appreciation on foreign currency forward
  contracts.................................................               934
Other assets................................................            12,755
                                                                   -----------
  Total assets..............................................        82,738,465
                                                                   -----------
LIABILITIES:
Securities lending collateral...............................         9,706,707
Payables:
  Investment securities purchased...........................           272,191
  Fund shares redeemed......................................           111,082
  Manager...................................................            44,803
  NYLIFE Distributors.......................................            38,949
  Transfer agent............................................            35,449
  Custodian.................................................             5,135
  Trustees..................................................               814
Accrued expenses............................................            65,597
Dividend payable............................................           174,889
                                                                   -----------
  Total liabilities.........................................        10,455,616
                                                                   -----------
Net assets..................................................       $72,282,849
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    32,780
  Class B...................................................            25,753
  Class C...................................................            10,568
Additional paid-in capital..................................        62,278,387
Accumulated undistributed net investment income.............           265,005
Accumulated net realized loss on investments................          (328,653)
Net unrealized appreciation on investments..................         9,998,089
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................               920
                                                                   -----------
Net assets..................................................       $72,282,849
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $34,370,874
                                                                   ===========
Shares of beneficial interest outstanding...................         3,277,971
                                                                   ===========
Net asset value per share outstanding.......................       $     10.49
Maximum sales charge (4.50% of offering price)..............              0.49
                                                                   -----------
Maximum offering price per share outstanding................       $     10.98
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $26,880,917
                                                                   ===========
Shares of beneficial interest outstanding...................         2,575,281
                                                                   ===========
Net asset value and offering price per share outstanding....       $     10.44
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $11,031,058
                                                                   ===========
Shares of beneficial interest outstanding...................         1,056,835
                                                                   ===========
Net asset value and offering price per share outstanding....       $     10.44
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Statement of Operations period January 1, 2003 through October 31, 2003* and the year ended December 31, 2002

                                                                   2003*           2002
                                                                ------------    -----------
INVESTMENT INCOME:
Income:
  Dividends.................................................    $     3,492     $   12,749
  Interest..................................................      5,046,819      3,102,177
  Income from securities loaned--net........................         19,898         10,881
                                                                -----------     ----------
    Total income............................................      5,070,209      3,125,807
                                                                -----------     ----------
Expenses:
  Manager...................................................        378,560        214,804
  Transfer agent............................................        168,515        129,400
  Distribution--Class B.....................................        143,450         86,371
  Distribution--Class C.....................................         64,768         34,401
  Service--Class A..........................................         65,743         36,459
  Service--Class B..........................................         47,866         28,790
  Service--Class C..........................................         21,591         11,467
  Professional..............................................         40,894         35,389
  Registration..............................................         37,110         33,448
  Shareholder communication.................................         32,538         21,217
  Custodian.................................................         26,660         16,568
  Recordkeeping.............................................         20,802         14,111
  Amortization of organization expense......................          5,633         13,490
  Trustees..................................................          5,185          5,157
  Miscellaneous.............................................         28,339         27,278
                                                                -----------     ----------
    Total expenses before waiver and reimbursement..........      1,087,654        708,350
                                                                -----------     ----------
Fees waived and reimbursed by Manager and Subadvisor........             --        (65,911)
                                                                -----------     ----------
    Net expenses............................................      1,087,654        642,439
                                                                -----------     ----------
Net investment income.......................................      3,982,555      2,483,368
                                                                -----------     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
    Security transactions...................................      1,666,975       (160,278)
    Foreign currency transactions...........................          1,254        (31,016)
                                                                -----------     ----------
Net realized gain (loss) on investments and foreign currency
  transactions..............................................      1,668,229       (191,294)
                                                                -----------     ----------
Net change in unrealized appreciation (depreciation) on:
    Security transactions...................................      8,286,848        908,840
    Translation of other assets and liabilities in foreign
     currencies and foreign currency forward contracts......         27,042        (26,122)
                                                                -----------     ----------
Net unrealized gain on investments and foreign currency
  transactions..............................................      8,313,890        882,718
                                                                -----------     ----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................      9,982,119        691,424
                                                                -----------     ----------
Net increase in net assets resulting from operations........    $13,964,674     $3,174,792
                                                                ===========     ==========

-------

 * The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Statement of Changes in Net Assets for the period January 1, 2003 through October 31, 2003* and the years ended December 31, 2002 and December 31, 2001

                                                                  2003*           2002           2001
                                                               ------------   ------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................   $  3,982,555   $  2,483,368   $  1,522,013
  Net realized gain (loss) on investments and foreign
    currency transactions...................................      1,668,229       (191,294)      (294,199)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........      8,313,890        882,718        748,497
                                                               ------------   ------------   ------------
  Net increase in net assets resulting from operations......     13,964,674      3,174,792      1,976,311
                                                               ------------   ------------   ------------
Dividends to shareholders:
  From net investment income:
    Class A.................................................     (1,883,678)    (1,251,113)      (922,042)
    Class B.................................................     (1,250,907)      (915,778)      (548,666)
    Class C.................................................       (559,113)      (365,897)       (64,692)
                                                               ------------   ------------   ------------
      Total dividends to shareholders.......................     (3,693,698)    (2,532,788)    (1,535,400)
                                                               ------------   ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     32,475,502     28,308,395      1,260,763
    Class B.................................................     12,605,060     12,560,634      2,718,483
    Class C.................................................      7,431,989      8,031,949        906,505
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................        813,923        347,107        113,433
    Class B.................................................        779,370        559,957        323,707
    Class C.................................................        340,130        261,504         18,398
                                                               ------------   ------------   ------------
                                                                 54,445,974     50,069,546      5,341,289
  Cost of shares redeemed:
    Class A.................................................    (26,755,569)   (16,260,403)      (563,382)
    Class B.................................................     (6,760,518)    (3,289,731)    (1,986,993)
    Class C.................................................     (6,439,999)    (1,205,832)      (449,978)
                                                               ------------   ------------   ------------
      Increase in net assets derived from capital share
        transactions........................................     14,489,888     29,313,580      2,340,936
                                                               ------------   ------------   ------------
      Net increase in net assets............................     24,760,864     29,955,584      2,781,847
NET ASSETS:
Beginning of period.........................................     47,521,985     17,566,401     14,784,554
                                                               ------------   ------------   ------------
End of period...............................................   $ 72,282,849   $ 47,521,985   $ 17,566,401
                                                               ============   ============   ============
Accumulated undistributed (distributions in excess of) net
  investment income at end of period........................   $    265,005   $    (25,106)  $      1,800
                                                               ============   ============   ============

-------

 * The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                ---------------------------------------------------------------------------------
                                                January 1, 2003                                                        June 1**
                                                    through                   Year ended December 31,                  through
                                                  October 31,      ----------------------------------------------    December 31,
                                                     2003*          2002         2001         2000         1999          1998
                                                ---------------    -------      -------      -------       ----      ------------
Net asset value at beginning of period......        $  8.89        $  8.72      $  8.49      $  8.58      $  8.00      $ 10.00
                                                    -------        -------      -------      -------      -------      -------
Net investment income.......................           0.63           0.73         0.85(f)      0.85         0.78         0.34(a)
Net realized and unrealized gain (loss) on
 investments................................           1.56           0.19         0.24(f)     (0.08)        0.58        (1.99)
Net realized and unrealized gain (loss) on
 foreign currency transactions..............           0.00(b)       (0.01)          --        (0.00)(b)     0.01        (0.01)
                                                    -------        -------      -------      -------      -------      -------
Total from investment operations............           2.19           0.91         1.09         0.77         1.37        (1.66)
                                                    -------        -------      -------      -------      -------      -------
Less dividends from net investment income...          (0.59)         (0.74)       (0.86)       (0.86)       (0.79)       (0.34)
                                                    -------        -------      -------      -------      -------      -------
Net asset value at end of period............        $ 10.49        $  8.89      $  8.72      $  8.49      $  8.58      $  8.00
                                                    =======        =======      =======      =======      =======      =======
Total investment return (c).................          25.21%         11.01%       13.59%        9.30%       18.15%      (16.38%)
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income....................           7.75%+         8.49%       10.11%(f)    10.05%        9.57%        7.40%+
   Net expenses.............................           1.63%+         1.70%        1.70%        1.71%(d)     1.70%        3.39%+
   Expenses (before waiver and
    reimbursement)..........................           1.63%+         1.91%        2.27%        2.53%        2.78%        3.59%+
Portfolio turnover rate.....................             34%            92%         111%          96%         104%          96%
Net assets at end of period (in 000's)......        $34,371        $22,754      $ 9,894      $ 8,827      $ 8,186      $ 7,548

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
***  Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and is not annualized.
(d)  The effect of non-reimbursable interest expense on the
     expense ratio was 0.01%.
(e)  Less than one thousand dollars.
(f)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                  Class A      Class B      Class C
                                                                  -------      -------      -------
Decrease net investment income..............................      ($0.00)(b)   ($0.00)(b)   ($0.00)(b)
Increase net realized and unrealized gains and losses.......        0.00(b)     (0.00)(b)    (0.00)(b)
Decrease ratio of net investment income.....................       (0.04%)      (0.04%)      (0.04%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

                                                       Class B
    --------------------------------------------------------------------------------------------------------------
    January 1, 2003                                                                                     June 1**
        through                                  Year ended December 31,                                through
      October 31,             -------------------------------------------------------------           December 31,
         2003*                 2002              2001              2000              1999                 1998
    ---------------           -------           -------           -------            ----             ------------
        $  8.86               $  8.68           $  8.46           $  8.54           $  7.98             $ 10.00
        -------               -------           -------           -------           -------             -------
           0.57                  0.67              0.79(f)           0.79              0.71                0.32(a)
           1.54                  0.20              0.23(f)          (0.08)             0.56               (2.01)
           0.00(b)              (0.01)               --             (0.00)(b)          0.01               (0.01)
        -------               -------           -------           -------           -------             -------
           2.11                  0.86              1.02              0.71              1.28               (1.70)
        -------               -------           -------           -------           -------             -------
          (0.53)                (0.68)            (0.80)            (0.79)            (0.72)              (0.32)
        -------               -------           -------           -------           -------             -------
        $ 10.44               $  8.86           $  8.68           $  8.46           $  8.54             $  7.98
        =======               =======           =======           =======           =======             =======
          24.33%                10.33%            12.69%             8.58%            17.01%             (16.82%)
           7.00%+                7.74%             9.36%(f)          9.30%             8.82%               6.65%+
           2.38%+                2.45%             2.45%             2.46%(d)          2.45%               4.14%+
           2.38%+                2.66%             3.02%             3.28%             3.53%               4.34%+
             34%                   92%              111%               96%              104%                 96%
        $26,881               $16,708           $ 6,715           $ 5,498           $ 3,756             $ 2,532

                                                         Class C
     ----------------------------------------------------------------------------------------------------------------
     January 1, 2003                                                                                   September 1***
         through                                  Year ended December 31,                                 through
       October 31,             -------------------------------------------------------------            December 31,
          2003*                 2002              2001              2000              1999                  1998
     ---------------           -------           -------           -------            ----             --------------
         $  8.86               $  8.68           $  8.46           $  8.54           $  7.98              $  7.18
         -------               -------           -------           -------           -------              -------
            0.57                  0.67              0.79(f)           0.79              0.71                 0.27(a)
            1.54                  0.20              0.23(f)          (0.08)             0.56                 0.81
            0.00(b)              (0.01)               --             (0.00)(b)          0.01                (0.01)
         -------               -------           -------           -------           -------              -------
            2.11                  0.86              1.02              0.71              1.28                 1.07
         -------               -------           -------           -------           -------              -------
           (0.53)                (0.68)            (0.80)            (0.79)            (0.72)               (0.27)
         -------               -------           -------           -------           -------              -------
         $ 10.44               $  8.86           $  8.68           $  8.46           $  8.54              $  7.98
         =======               =======           =======           =======           =======              =======
           24.33%                10.33%            12.69%             8.58%            17.01%               14.99%
            7.00%+                7.74%             9.36%(f)          9.30%             8.82%                6.65%+
            2.38%+                2.45%             2.45%             2.46%(d)          2.45%                4.14%+
            2.38%+                2.66%             3.02%             3.28%             3.53%                4.34%+
              34%                   92%              111%               96%              104%                  96%
         $11,031               $ 8,060           $   957           $   460           $    79              $    --(e)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18
-

MainStay Global High Yield Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Global High Yield Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide maximum current income by investing primarily in high yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective. MainStay Global High Yield Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

The Fund principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Notes to Financial Statements

                                                                              19
                                                                               -

Effective January 1, 2004, the Fund will change its name to MainStay Global High Income Fund.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager to be representative of market values at the regular close of business of the New York Stock Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized

MainStay Global High Yield Fund

20
-

appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contract open at October 31, 2003:

                                                               CONTRACT     CONTRACT
                                                                AMOUNT       AMOUNT      UNREALIZED
                                                                 SOLD       PURCHASED   APPRECIATION
                                                              -----------   ---------   ------------
FOREIGN CURRENCY SALE CONTRACT
Japanese Yen vs. U.S. Dollar, expiring 1/23/04..............  Y42,685,000   $390,281        $934
                                                                                            ----

(C) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(D) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted securities held at October 31, 2003:

                                                                                          PERCENT
                                       DATE(S) OF      PRINCIPAL              10/31/03       OF
             SECURITY                  ACQUISITION      AMOUNT       COST      VALUE     NET ASSETS
             --------                ---------------   ---------   --------   --------   ----------
Kingdom of Morocco
  Tranche A
  2.5625%, due 1/1/09..............  11/30/99-1/6/00   $119,006    $112,063   $115,138      0.2%
Republic of Algeria
  Tranche 1
  2.0625%, due 9/4/06..............   8/13/99-1/6/00    115,385     103,032    112,500      0.1
  Tranche 3
  2.0625%, due 3/4/10..............          10/3/02    216,667     194,472    208,000      0.3
Thai Oil Ltd.
  Tranche 1-3
  2.3463%, due 3/31/10.............           3/7/03    246,334     177,546    211,847      0.3
                                                                   --------   --------      ---
                                                                   $587,113   $647,485      0.9%
                                                                   ========   ========      ===

(E) LOAN PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan commitments and loan participations. Loan commitments and loan participations are agreements to make money available to a

                                                                              21
                                                                               -

borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money and records interest as earned. The unfunded amounts are recorded in memorandum accounts. The Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants").

(F) ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled $67,460 and were amortized over 60 months beginning at the commencement of operations.

(G) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(H) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and net realized gain on foreign currency transactions arising from a permanent difference; net assets at October 31, 2003, are not effected.

 ACCUMULATED       NET REALIZED
UNDISTRIBUTED        GAIN ON
NET INVESTMENT   FOREIGN CURRENCY
    INCOME         TRANSACTIONS
--------------   ----------------
    $1,254           $(1,254)

The reclassification for the Fund is primarily due to foreign currency gain
(loss).

(I) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first date of

MainStay Global High Yield Fund

22
-

call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(J) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(K) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gain (loss) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

(L) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Certain amounts have been reclassified to conform to current year presentation. Such reclassifications had no effect on the Fund's net income or capital.

                                                                              23
                                                                               -

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. Through March 11, 2002 the Manager had voluntarily agreed to reduce its fee payable to an annual percentage of 0.50% of the Fund's average daily net assets. In addition, the Manager had voluntarily agreed to reimburse the expenses of the Fund through March 11, 2002, to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. Effective March 12, 2002, the Manager voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the ten months ended October 31, 2003 and the year ended December 31, 2002, the Manager earned from the Fund $378,560 and $214,804, respectively. It was not necessary for the Manager to reimburse the Fund for expenses for the ten months ended October 31, 2003. For the year ended December 31, 2002, the Manager reimbursed the Fund $65,911.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund. To the extent that the Manager has agreed to voluntarily reduce its fee, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also

MainStay Global High Yield Fund

24
-

incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $19,790 for the ten months ended October 31, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $14,394, $54,359 and $7,629 respectively, for the ten months ended October 31, 2003.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the ten months ended October 31, 2003 and the year ended December 31, 2002, amounted to $168,515 and $129,400, respectively.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Global High Yield Fund only pays a portion of the fees identified above.

(F) CAPITAL. At October 31, 2003, New York Life held shares of Class A with a value of $9,441,000. This represents 27.5% of the Class A net assets and 13.1% of the Fund's net assets at period end.

(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of New York Life amounted to $1,403 for the ten months ended October 31, 2003 and $655 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30

                                                                              25
                                                                               -

of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $20,802 for the ten months ended October 31, 2003 and $14,111 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

The Fund has maintained its year end of December 31 for federal income tax purposes.

At December 31, 2002, the components of accumulated loss on a tax basis were as follows:

ACCUMULATED CAPITAL    UNREALIZED    TOTAL ACCUMULATED
 AND OTHER LOSSES     APPRECIATION        LOSSES
-------------------   ------------   -----------------
    $(1,707,429)       $1,419,934        $(287,495)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sales deferrals, interest written off and mark-to-market of foreign currency forward transactions.

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $1,707,429 were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                          AMOUNT
                     AVAILABLE THROUGH                        (000'S)
                     -----------------                        -------
     2006...................................................  $  377
     2007...................................................   1,059
     2009...................................................     271
                                                              ------
                                                              $1,707
                                                              ======

In addition, the Fund intends to elect to treat for federal income tax purposes $17,538 of qualifying capital losses and $30,582 of qualifying foreign exchange losses that arose after October 31, 2002 as if they arose on January 1, 2003.

The Fund utilized $145,793 of capital loss carryforward during the year ended December 31, 2002.

The tax character of distributions paid during the ten months ended October 31, 2003, and years ended December 31, 2002 and December 31, 2001, shown in the Statement of Changes in Net Assets, was as follows:

                                                     2003         2002         2001
                                                  ----------   ----------   ----------
Distributions paid from ordinary income:          $3,693,698   $2,532,788   $1,535,400

MainStay Global High Yield Fund

26
-

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the ten months ended October 31, 2003, purchases and sales of securities, other than short-term securities, were $35,315 and $20,839, respectively.

As of October 31, 2003, the Fund had securities on loan with an aggregate market value of $9,240,230. The Fund received $9,706,707 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on this line of credit during the ten months ended October 31, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                JANUARY 1                              YEAR ENDED DECEMBER 31,
                                 THROUGH             -----------------------------------------------------------
                            OCTOBER 31, 2003*                   2002                           2001
                       ---------------------------   ---------------------------   -----------------------------
                       CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B    CLASS C
                       -------   -------   -------   -------   -------   -------   -------   -------   ---------
Shares sold..........   3,379     1,288      768      3,271     1,436      909       147       322        106
Shares issued in
  reinvestment of
  dividends..........      82        78       35         40        65       31        13        37          2
                       ------     -----     ----     ------     -----     ----       ---      ----        ---
                        3,461     1,366      803      3,311     1,501      940       160       359        108
Shares redeemed......  (2,742)     (678)    (656)    (1,887)     (387)    (140)      (65)     (236)       (52)
                       ------     -----     ----     ------     -----     ----       ---      ----        ---
Net increase.........     719       688      147      1,424     1,114      800        95       123         56
                       ======     =====     ====     ======     =====     ====       ===      ====        ===

-------
* The Fund changed its fiscal year end from December 31 to October 31.

NOTE 8--OTHER MATTERS:

New York Life Investment Management LLC (NYLIM) and mutual funds that NYLIM advises, including The MainStay Funds, have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading and other matters. We are cooperating fully in responding to these requests. We have no reason to believe that NYLIM or any of the mutual funds NYLIM advises has been targeted as the subject of any governmental or regulatory enforcement action.

                                                                              27
                                                                               -

Report of Independent Auditors

To the Trustees of the MainStay Funds and Shareholders of MainStay Global High Yield Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Global High Yield Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the ten months ended October 31, 2003 and the year ended December 31, 2002, the changes in its net assets for the ten months ended October 31, 2003 and each of the two years in the period ended December 31, 2002 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 22, 2003

28
-

The MainStay Funds--Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   2002 and         Manager, New York Life Investment
                          Trustee since    Management LLC (including predecessor
                          2000             advisory organizations) and New York
                                           Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Executive Vice
                                           President and Manager, NYLIFE LLC;
                                           Manager, NYLIFE Distributors LLC; Vice
                                           Chairman, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        41             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, NYLIFE LLC; Director, NYLIFE
                                           Securities, Inc.; Chairman, President,
                                           and Manager, NYLIFE Distributors LLC;
                                           Manager, McMorgan & Company LLC;
                                           Chairman, Trustee, and President,
                                           Eclipse Funds, (4 portfolios); Chairman
                                           and Director, Eclipse Funds Inc. (13
                                           portfolios); Senior Vice President,
                                           Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities
  Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5
  Years."

                                                                              29
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24             None
3/1/32                    1996             Officer, New York Life Insurance Company
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Manager, MacKay Shields LLC;          24             None
7/1/25                    1991             Chairman, Chief Executive Officer, and
                                           President, New York Life Insurance
                                           Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Non-Executive
11/13/39                  1997             Chancellor, Queen's University (1985 to                Director, Allied
                                           2001).                                                 Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group,
                                                                                                  Plc; Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc.
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, Adolor
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Corporation;
                          Non-             firm).                                                 Director, First
                          Interested                                                              Advantage
                          Trustee                                                                 Corporation.
---------------------------------------------------------------------------------------------------------------------
Michael H. Sutton         Trustee since    Retired. Independent Consultant (1999 to       24             None
9/19/40                   2003             present); Special Consultant, Financial
                                           Accounting Standards Board (1998 to
                                           1999); Chief Accountant, United States
                                           Securities and Exchange Commission (1995
                                           to 1998).
---------------------------------------------------------------------------------------------------------------------

30
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Advisor (July 2003 to present) and             24             None
2/13/52                   1994             Managing Director (2001 to June 2003),
                                           The Carlyle Group (private investment
                                           firm); Chairman and Chief Executive
                                           Officer, Somerset Group (financial
                                           advisory firm); Senior Managing
                                           Director, Groupe Arnault (private
                                           investment firm) (1999 to 2001).
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Manager, NYLIFE Distributors
                                           LLC.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, and MainStay VP Series
                          since 2001       Fund, Inc.; Chief Financial Officer and
                                           Assistant Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors LLC; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., and Eclipse Funds; Managing
                                           Director and Senior Counsel, Lehman
                                           Brothers Inc., (October 1998 to December
                                           1999); General Counsel and Managing
                                           Director, JP Morgan Investment
                                           Management Inc. (1986 to September
                                           1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc.; Vice
                                           President-Financial Operations and Chief
                                           Financial Officer, NYLIFE Distributors
                                           LLC; Tax Vice President, New York Life
                                           International, LLC; Tax Vice President,
                                           Eclipse Funds, Eclipse Funds Inc., and
                                           MainStay VP Series Fund, Inc.
---------------------------------------------------------------------------------------------------------------------

                                                                              31
                                                                               -

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund(2)
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(3)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MacKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
D/B/A MERCURY ADVISORS
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

McMORGAN & COMPANY LLC(4)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Ceased operations as of November 28, 2003.
3. Closed to new investors as of December 1, 2001.
4. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Auditors

1. As of October 31, 2003.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment
Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors LLC. All rights reserved.               MSGH11-12/03
                      NYLIM-A04225     20
[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) Global
    High Yield Fund

    ANNUAL REPORT

    OCTOBER 31, 2003

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Equity
                                                              Index Fund versus S&P 500(R) Index and
                                                              Inflation                                        4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and 10-Month Performance            6
                                                              Portfolio of Investments                         9
                                                              Financial Statements                            16
                                                              Notes to Financial Statements                   20
                                                              Report of Independent Auditors                  26
                                                              Trustees and Officers                           27
                                                              The MainStay(R) Funds                           30

                       This page intentionally left blank

                                                                               3
                                                                               -

President's Letter

The first 10 months of 2003 represented a positive period for most investors. Although the stock market struggled from mid-January through early March, it recovered strongly through the end of October. The rally began several days before coalition forces entered Iraq and continued long after the conclusion of major combat operations. Although difficulties in Iraq, the Middle East, and North Korea continued to raise concerns, investors have tended to focus on corporate earnings and the potential for an economic turnaround.

The Federal Reserve remained accommodative throughout the 10-month period, and the Federal Open Market Committee lowered the targeted federal funds rate by 25 basis points on June 25, 2003, to a low 1.0%. Real gross domestic product, which grew at a modest 1.4% in the first quarter of 2003, rose by 3.3% in the second quarter. According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter. Much of this increase resulted from robust consumer spending. Although unemployment rates remain high, the figures have declined from their peak in June 2003, and the Federal Reserve recently observed that "the labor market appears to be stabilizing."

Within the equity market, smaller companies generally outperformed larger ones and growth stocks tended to appreciate more than value equities at all capitalization levels. The bond markets benefited from anticipation of the Federal Reserve's easing move, and while yields on short-term securities continued to decline, yields on longer-term bonds rose to a peak in early September and closed the reporting period higher than where they began. For the 10-month period, corporate bonds generally outpaced Treasury securities, and high-yield bonds and emerging-market debt provided outstanding returns.

At MainStay, each of our Funds seeks to achieve its investment objective with an established process that is consistently applied in all market environments. While markets may shift and results may vary, we believe that our time-tested investment strategies can help you pursue your long-range goals with confidence.

As you may have noted, the date of this report differs from the date of previous annual reports. The MainStay Board of Trustees recently approved making October 31 the end of the fiscal year for most MainStay Funds. The report that follows provides details about the specific market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the first 10 months of 2003. If you have any questions about this report or your MainStay Fund investments, your Registered Representative will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
November 2003

4

$10,000 Invested in MainStay
Equity Index Fund versus
S&P 500(R) Index and Inflation

CLASS A SHARES
Total Returns with Sales Charges: 1 Year 16.06%, 5 Years -0.87%, 10 Years 9.17%

                                  [LINE GRAPH]

                                                  MAINSTAY EQUITY INDEX
                                                          FUND                  S&P 500 INDEX(1)           INFLATION (CPI)(2)
                                                  ---------------------         ----------------           ------------------
10/31/93                                                 9700.00                    10000.00                    10000.00
94                                                       9998.00                    10387.00                    10261.00
95                                                      12499.00                    13133.00                    10543.00
96                                                      15381.00                    16297.00                    10865.00
97                                                      20162.00                    21531.00                    11092.00
98                                                      24368.00                    26266.00                    11257.00
99                                                      30403.00                    33008.00                    11545.00
00                                                      31996.00                    35018.00                    11944.00
01                                                      23855.00                    26297.00                    12198.00
02                                                      20100.00                    22325.00                    12452.00
10/31/03                                                24049.00                    26968.00                    12706.00

-------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MAINSTAYFUNDS.COM. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges. Performance figures reflect certain historical fee waivers and/or expense limitations, without which total return figures may have been lower. The graph assumes an initial investment of $10,000 and reflects the effect of the maximum 3.0% initial sales charge.

1. "S&P 500(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

                                                                               5
                                                                               -

-------
1. See footnote on page 4 for more information about the S&P 500 Index.
2. The Dow Jones Industrial Average is an unmanaged, price-weighted average of 30 actively traded blue-chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms. An investment cannot be made directly into an index or an average.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

Portfolio Management Discussion and Analysis

The U.S. equity markets staged a dramatic comeback during the 10 months ended October 31, 2003, with the S&P 500 Index(1) posting an impressive total return of 21.21%. Such gains, however, were not achieved on a consistent basis, since global turbulence resulted in significant equity-market volatility.

Investors cheered President Bush's aggressive tax-cut proposal, pushing the Dow Jones Industrial Average(2) up 5% in the first three trading days of the new year, but this record-setting pace could not be sustained with the threat of conflict in Iraq looming on the horizon.

In mid-March, the stock market finally began to recover, but market dynamics appeared to be largely disconnected from economic fundamentals. Any significant advances by coalition forces translated into major surges for the broad equity indices. Coalition setbacks, on the other hand, resulted in steep declines for U.S. stocks. Through much of March 2003, investors essentially ignored the disappointing economic data on the labor and manufacturing fronts and the fact that consumer confidence had fallen to a near-10-year low.

Early in the second quarter, a successful and reasonably quick end to major combat operations in Iraq confirmed that high energy prices were unlikely to derail an economic recovery. The U.S. equity markets responded favorably. Corporate profitability also improved, although cost-cutting may have played a bigger role than any pickup in demand. Still, economic indicators remained mixed. Consumer confidence was higher than expected in June, and the hous-ing sector continued to post record sales. Manufacturing remained sluggish, however, and the unemployment rate reached an eight-year high of 6.4% that same month.

Volatility continued during the third quarter, with the equity market advancing in July and August but losing some ground in September. The decline stemmed primarily from concerns about the falling U.S. dollar, rising oil prices, and uncertain third-quarter corporate earnings. Optimism returned to the equity markets in October with the release of positive economic data, including job growth and lower initial unemployment claims. The manufacturing sector showed evidence of expansion, and according to preliminary estimates from the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter, the fastest growth since early 1984.

PERFORMANCE REVIEW
For the 10 months ended October 31, 2003, MainStay Equity Index Fund returned 20.23% for Class A shares, excluding all sales charges. The Fund underperformed the 20.51% return of the average Lipper(3) S&P 500 Index objective fund over the

6
-------
4. The Global Industry Classification Standard categorizes companies by sector, industry group, industry, and subindustry. Results in this section of the annual report reflect subindustry and company performance. In the Portfolio of Investments that follows, companies are listed by industry.
5. Percentages reflect total return performance of the subindustries or securities mentioned for the 10 months ended October 31, 2003. Due to purchases and sales, the performance of Fund holdings may differ from that of the securities or subindustries themselves.

YEAR-BY-YEAR AND 10-MONTH PERFORMANCE (WITHOUT SALES CHARGES)

CLASS A SHARES

                            [PERFORMANCE BAR GRAPH]

                                                                            CLASS A SHARES
                                                                            --------------
12/94                                                                             0.50
12/95                                                                            35.91
12/96                                                                            22.04
12/97                                                                            32.26
12/98                                                                            27.69
12/99                                                                            19.99
12/00                                                                            -9.71
12/01                                                                           -12.65
12/02                                                                           -22.70
10/03                                                                            20.23

See footnote 1 on page 9 for more information on performance.

same period. The Fund also underperformed the 21.21% return of the S&P 500(R) Index for the first 10 months of 2003. Since the Fund incurs actual expenses that a hypothetical index does not, there will be times when the Fund lags the Index.

STRONG PERFORMERS

Based on total returns alone, the best-performing subindustries(4) in the S&P 500 Index for the 10-month reporting period were Internet software & services (+167.27%),(5) diversified metals & mining (+111.55%), computers & electronics (+106.79%), semiconductors (+96.94%), and computer storage & peripherals (+95.95%). Because of their higher weightings in the Index, however, several subindustries with lower total returns were among the top-five contributors to the overall performance of the S&P 500 Index. Taking both weightings and total returns into consideration, the subindustry that made the greatest positive contribution to the Index was semiconductors (+96.94%), followed by communication equipment (+50.74%), industrial conglomerates (+20.65%), computer hardware (+24.69%), and home improvement retail (+53.86%).

For the 10 months ended October 31, 2003, the best-performing company in the S&P 500 Index based on total returns alone was Avaya (+428.16%), followed by Williams (+277.78%), Dynegy Holdings (+239.83%), Corning (+231.72%), and
PMC-Sierra (+226.80%). Multi-utilities Williams and Dynegy had seen depressed valuations in the second half of 2002 in the wake of the Enron scandal. As impressive as these returns may be, the five stocks with the greatest positive impact on the performance of the S&P 500 Index all had higher weightings and lower total returns. Taking both weightings and total returns into account, the company with the greatest positive impact on the Index for the 10-month period

                                                                               7
                                                                               -

was Intel (+112.27%), followed by Citigroup (+34.70%), Cisco Systems (+60.15%), General Electric (+19.14%), and Wal-Mart Stores (+16.71%).

WEAK PERFORMERS

Based solely on total returns, the worst-performing subindustries in the Index for the reporting period were photo products (-30.29%), trading companies & distributors (-11.19%), integrated telecommunication services (-9.83%), home furniture (-6.90%), and health care facilities (-5.90%). Due to a higher Index weighting, integrated telecommunications services (-9.83%) had the greatest negative impact on the total return of the Index for the reporting period when weightings and total returns were taken into account. This subindustry was followed by pharmaceuticals (-1.02%), photo products (-30.29%), health care facilities (-5.90%), and insurance brokers (-2.99%).

Surprisingly perhaps, based solely on total returns, the worst-performing security in the S&P 500 Index for the reporting period was not a member of one of the worst-performing subindustries. That company was food retailer Winn-Dixie Stores (-47.05%). The second-worst performing stock in the Index was Concord EFS (-32.08%), followed by Schering-Plough (-31.22%), Eastman Kodak (-30.28%), and Qwest Communications International (-29.40%). Taking both weightings and total returns into account, Merck (-17.41%) made the greatest negative contribution to the performance of the Index, followed by Verizon Communications (-13.29%), SBC Communications (-11.55%), Schering-Plough (-31.22%), and Johnson & Johnson (-6.29%).

INDEX ADJUSTMENTS

The Fund seeks to track the performance and weightings of stocks in the S&P 500 Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization or face financial difficulties. Standard & Poor's may also occasionally adjust the Index to better reflect the companies that it believes are most representative of the makeup of our economy. During the 10 months ended October 31, 2003, there were eight companies deleted from the Index and eight companies added to it.

The additions included AutoNation, Apartment Investment & Management, McCormick, Symantec, Federated Investors, ProLogis, Medco Health Solutions, and Express Scripts. Deletions from the Index included Rational Software, AMR, HealthSouth, Household International, Pharmacia, Mirant, McDermott International, and Quintiles Transnational.

HealthSouth was deleted from the Index when the company was investigated for a massive accounting scandal and allegations of fraud. The government has accused HealthSouth and a group of its former officers of deliberately overstating earnings by $2.5 billion over several years. AMR, the parent company of American

8

Airlines, was deleted from the Index when AMR faced the threat of bankruptcy. The company's difficulties stemmed from the sluggish economy, the war in Iraq, and the SARS outbreak, all of which took a toll on air travel. Recent labor concessions have helped AMR avoid bankruptcy.

LOOKING AHEAD

Evidence shows that business expenditures, long thought to be the key to a sustainable economic turnaround, have risen by an impressive 11% in the third quarter of 2003, with investment in equipment and software increasing by 15%. Going forward, this rise in business investment may strengthen labor markets, stimulate demand, and improve corporate profitability. With positive economic data emerging while the Federal Open Market Committee is suggesting that "policy accommodation can be maintained for a considerable period," U.S. equity investors may have good reason to remain bullish.

As index investors, we do not evaluate or respond to changing economic and market conditions or concern ourselves with market psychology. Whatever the markets or the economy may bring, the Fund will continue to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index.

Jefferson C. Boyce
Stephen B. Killian
Portfolio Managers
New York Life Investment Management LLC

MainStay Equity Index Fund was closed to new purchases as of January 1, 2002.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                               9
                                                                               -

Portfolio of Investments October 31, 2003

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (100.1%)+

AEROSPACE & DEFENSE (1.8%)
Boeing Co. (The)...............      55,910       $  2,151,976
General Dynamics Corp. ........      13,105          1,096,889
Goodrich Corp. ................       7,949            219,551
Honeywell International,
 Inc. .........................      57,111          1,748,167
Lockheed Martin Corp. .........      29,931          1,387,601
Northrop Grumman Corp. ........      12,197          1,090,412
Raytheon Co. ..................      27,678            732,913
Rockwell Collins, Inc. ........      12,007            329,592
United Technologies Corp. .....      31,136          2,636,908
                                                  ------------
                                                    11,394,009
                                                  ------------
AIR FREIGHT & LOGISTICS (1.1%)
FedEx Corp. ...................      19,934          1,510,199
Ryder System, Inc. ............       4,537            136,110
United Parcel Service, Inc.
 Class B.......................      74,975          5,437,187
                                                  ------------
                                                     7,083,496
                                                  ------------
AIRLINES (0.2%)
Delta Air Lines, Inc. .........       8,343            108,626
Southwest Airlines Co. ........      52,156          1,011,826
                                                  ------------
                                                     1,120,452
                                                  ------------
AUTO COMPONENTS (0.2%)
Cooper Tire & Rubber Co. ......       4,992             98,142
Dana Corp. ....................      10,037            163,402
Delphi Corp. ..................      37,649            335,076
Goodyear Tire & Rubber Co.
 (The) (a).....................      11,791             80,886
Johnson Controls, Inc. ........       5,930            637,653
Visteon Corp. .................       9,920             64,083
                                                  ------------
                                                     1,379,242
                                                  ------------
AUTOMOBILES (0.6%)
Ford Motor Co. ................     121,796          1,477,386
General Motors Corp. ..........      37,290          1,591,164
Harley-Davidson, Inc. .........      20,069            951,471
                                                  ------------
                                                     4,020,021
                                                  ------------
BEVERAGES (2.7%)
Anheuser-Busch Cos., Inc. .....      54,951          2,706,886
Brown-Forman Corp. Class B.....       4,024            339,545
Coca-Cola Co. (The)............     163,636          7,592,710
Coca-Cola Enterprises, Inc. ...      30,482            614,517
Coors (Adolph) Co. Class B.....       2,412            135,193
Pepsi Bottling Group, Inc.
 (The).........................      17,793            396,606
PepsiCo, Inc. .................     114,907          5,494,853
                                                  ------------
                                                    17,280,310
                                                  ------------
BIOTECHNOLOGY (1.2%)
Amgen, Inc. (a)................      85,820          5,300,243
Biogen, Inc. (a)...............       9,950            402,676
Chiron Corp. (a)...............      12,534            684,732

                                   SHARES            VALUE
                                 -----------------------------
BIOTECHNOLOGY (CONTINUED)
Genzyme Corp. (a)..............      14,729       $    676,061
MedImmune, Inc. (a)............      16,796            447,781
                                                  ------------
                                                     7,511,493
                                                  ------------
BUILDING PRODUCTS (0.2%)
American Standard Cos., Inc.
 (a)...........................       4,805            459,839
Masco Corp. ...................      31,483            865,783
                                                  ------------
                                                     1,325,622
                                                  ------------
CAPITAL MARKETS (3.7%)
Bank of New York Co., Inc.
 (The).........................      51,241          1,598,207
Bear Stearns Cos., Inc.
 (The).........................       6,584            502,030
Charles Schwab Corp. (The).....      90,440          1,226,366
Federated Investors, Inc. Class
 B.............................       7,200            199,080
Franklin Resources, Inc. ......      16,837            798,411
Goldman Sachs Group, Inc.
 (The).........................      31,638          2,970,808
J.P. Morgan Chase & Co. .......     135,633          4,869,225
Janus Capital Group, Inc. .....      16,061            227,103
Lehman Brothers Holdings,
 Inc. .........................      16,056          1,156,032
Mellon Financial Corp. ........      28,611            854,611
Merrill Lynch & Co., Inc. .....      62,119          3,677,445
Morgan Stanley.................      72,285          3,966,278
Northern Trust Corp. ..........      14,807            687,785
State Street Corp. ............      22,157          1,160,140
T.Rowe Price Group, Inc. ......       8,203            337,553
                                                  ------------
                                                    24,231,074
                                                  ------------
CHEMICALS (1.5%)
Air Products & Chemicals,
 Inc. .........................      15,148            687,871
Dow Chemical Co. (The).........      61,077          2,301,992
E.I. du Pont de Nemours &
 Co. ..........................      66,258          2,676,823
Eastman Chemical Co. ..........       5,219            169,409
Ecolab, Inc. ..................      17,248            463,798
Engelhard Corp. ...............       8,643            247,017
Great Lakes Chemical Corp. ....       3,664             78,776
Hercules, Inc. (a).............       7,578             79,190
International Flavors &
 Fragrances, Inc. .............       6,364            210,649
Monsanto Co. ..................      17,426            436,521
PPG Industries, Inc. ..........      11,332            653,290
Praxair, Inc. .................      10,933            760,718
Rohm & Haas Co. ...............      14,808            581,954
Sigma-Aldrich Corp. ...........       4,805            252,022
                                                  ------------
                                                     9,600,030
                                                  ------------
COMMERCIAL BANKS (6.4%)
AmSouth Bancorporation.........      23,735            560,621
Bank of America Corp. .........      99,504          7,535,438
Bank One Corp. ................      75,125          3,189,056
BB&T Corp. ....................      35,920          1,389,026
Charter One Financial, Inc. ...      15,203            485,888
Comerica, Inc. ................      11,728            603,757
Fifth Third Bancorp............      37,877          2,195,351
First Tennessee National
 Corp. ........................       8,476            384,471
FleetBoston Financial Corp. ...      69,982          2,826,573
Huntington Bancshares, Inc. ...      15,416            333,911
KeyCorp........................      27,955            789,729

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

10
-

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
Marshall & Ilsley Corp. .......      15,227       $    545,431
National City Corp. ...........      40,858          1,334,422
North Fork Bancorporation,
 Inc. .........................      10,100            393,698
PNC Financial Services Group,
 Inc. (The)....................      18,642            998,652
Regions Financial Corp. .......      14,780            543,165
SouthTrust Corp. ..............      22,467            715,574
SunTrust Banks, Inc. ..........      18,683          1,253,069
Synovus Financial Corp. .......      19,995            551,862
U.S. Bancorp...................     128,057          3,485,711
Union Planters Corp. ..........      13,207            439,397
Wachovia Corp. ................      88,545          4,061,559
Wells Fargo & Co. .............     111,833          6,298,435
Zions Bancorp..................       5,918            362,714
                                                  ------------
                                                    41,277,510
                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (1.0%)
Allied Waste Industries, Inc.
 (a)...........................      14,200            160,176
Apollo Group, Inc. Class A
 (a)...........................      11,728            745,080
Avery Dennison Corp. ..........       7,338            385,832
Cendant Corp. (a)..............      67,335          1,375,654
Cintas Corp. ..................      11,467            489,182
Deluxe Corp. ..................       3,761            151,832
Donnelley (R.R.) & Sons Co. ...       7,623            198,198
Equifax, Inc. .................       9,462            231,251
H&R Block, Inc. ...............      11,977            563,997
Monster Worldwide, Inc. (a)....       7,479            190,490
Pitney Bowes, Inc. ............      15,586            640,585
Robert Half International, Inc.
 (a)...........................      11,428            269,815
Waste Management, Inc. ........      39,384          1,020,833
                                                  ------------
                                                     6,422,925
                                                  ------------
COMMUNICATIONS EQUIPMENT (2.9%)
ADC Telecommunications, Inc.
 (a)...........................      53,471            136,351
Andrew Corp. (a)...............      10,262            134,227
Avaya, Inc. (a)................      28,009            362,436
CIENA Corp. (a)................      31,755            203,550
Cisco Systems, Inc. (a)........     467,338          9,804,751
Comverse Technology, Inc.
 (a)...........................      12,621            227,683
Corning, Inc. (a)..............      88,492            971,642
JDS Uniphase Corp. (a).........      96,310            341,901
Lucent Technologies, Inc.
 (a)...........................     278,466            891,091
Motorola, Inc. ................     154,711          2,093,240
QLogic Corp. (a)...............       6,318            354,124
QUALCOMM, Inc. ................      52,785          2,507,287
Scientific-Atlanta, Inc. ......      10,019            296,562
Tellabs, Inc. (a)..............      27,685            208,468
                                                  ------------
                                                    18,533,313
                                                  ------------
COMPUTERS & PERIPHERALS (4.0%)
Apple Computer, Inc. (a).......      24,089            551,397
Dell, Inc. (a).................     171,000          6,176,520
EMC Corp. (a)..................     145,819          2,018,135

                                   SHARES            VALUE
                                 -----------------------------
COMPUTERS & PERIPHERALS (CONTINUED)
Gateway, Inc. (a)..............      21,777       $    109,756
Hewlett-Packard Co. ...........     202,879          4,526,231
International Business Machines
 Corp. ........................     115,202         10,308,275
Lexmark International, Inc.
 (a)...........................       8,576            631,279
NCR Corp. (a)..................       6,376            229,153
Network Appliance, Inc. (a)....      22,799            562,679
Sun Microsystems, Inc. (a).....     214,698            850,204
                                                  ------------
                                                    25,963,629
                                                  ------------
CONSTRUCTION & ENGINEERING (0.0%) (B)
Fluor Corp. ...................       5,675            210,429
                                                  ------------

CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials Co. ..........       6,788            300,776
                                                  ------------

CONSUMER FINANCE (1.3%)
American Express Co. ..........      85,564          4,015,519
Capital One Financial Corp. ...      15,080            916,864
MBNA Corp. ....................      84,891          2,101,052
Providian Financial Corp.
 (a)...........................      19,471            216,323
SLM Corp. .....................      29,949          1,172,803
                                                  ------------
                                                     8,422,561
                                                  ------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp. ....................       3,783            212,605
Bemis Co., Inc. ...............       3,520            162,765
Pactiv Corp. (a)...............      10,695            235,825
Sealed Air Corp. (a)...........       5,681            302,400
Temple-Inland, Inc. ...........       3,670            198,290
                                                  ------------
                                                     1,111,885
                                                  ------------
DISTRIBUTORS (0.1%)
Genuine Parts Co. .............      11,779            374,808
                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (2.7%)
Citigroup, Inc. ...............     342,892         16,253,081
Moody's Corp. .................       9,971            576,623
Principal Financial Group
 (The).........................      21,483            673,492
                                                  ------------
                                                    17,503,196
                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.9%)
ALLTEL Corp. ..................      20,836            984,918
AT&T Corp. ....................      52,337            972,945
BellSouth Corp. ...............     122,790          3,230,605
CenturyTel, Inc. ..............       9,514            340,126
Citizens Communications Co.
 (a)...........................      19,440            242,028
Qwest Communications
 International, Inc. (a).......     114,104            402,787
SBC Communications, Inc. ......     220,884          5,296,798
Sprint Corp. (FON Group).......      60,481            967,696
Verizon Communications,
 Inc. .........................     183,468          6,164,525
                                                  ------------
                                                    18,602,428
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              11
                                                                               -

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
ELECTRIC UTILITIES (2.1%)
Allegheny Energy, Inc. (a).....       9,059       $     95,844
Ameren Corp. ..................      10,754            480,166
American Electric Power Co.,
 Inc. .........................      26,232            739,480
CenterPoint Energy, Inc. ......      20,513            201,233
Cinergy Corp. .................      11,884            431,508
CMS Energy Corp. (a)...........       9,720             78,926
Consolidated Edison, Inc. .....      15,023            607,981
Dominion Resources, Inc. ......      21,485          1,323,458
DTE Energy Co. ................      11,158            411,507
Edison International, Inc.
 (a)...........................      21,784            429,363
Entergy Corp. .................      15,243            821,598
Exelon Corp. ..................      21,681          1,375,659
FirstEnergy Corp. .............      21,613            743,271
FPL Group, Inc. ...............      12,264            781,707
PG&E Corp. (a).................      27,211            665,309
Pinnacle West Capital Corp. ...       6,050            221,188
PPL Corp. .....................      11,992            478,721
Progress Energy, Inc. .........      16,186            697,617
Public Service Enterprise
 Group, Inc. ..................      15,186            620,652
Southern Co. (The).............      48,547          1,446,701
TECO Energy, Inc. .............      12,448            163,442
TXU Corp. .....................      21,516            490,995
Xcel Energy, Inc. .............      26,606            436,338
                                                  ------------
                                                    13,742,664
                                                  ------------
ELECTRICAL EQUIPMENT (0.4%)
American Power Conversion
 Corp. ........................      13,222            267,481
Cooper Industries, Ltd. Class
 A.............................       6,117            323,589
Emerson Electric Co. ..........      27,965          1,587,014
Power-One, Inc. (a)............       5,398             48,906
Rockwell Automation, Inc. .....      12,486            387,690
Thomas & Betts Corp. (a).......       4,387             78,089
                                                  ------------
                                                     2,692,769
                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
Agilent Technologies, Inc.
 (a)...........................      31,749            791,185
Jabil Circuit, Inc. (a)........      13,331            371,268
Molex, Inc. ...................      12,838            402,985
PerkinElmer, Inc. .............       8,409            151,446
Sanmina-SCI Corp. (a)..........      34,271            361,559
Solectron Corp. (a)............      55,871            309,525
Symbol Technologies, Inc. .....      15,509            193,707
Tektronix, Inc. ...............       5,708            146,524
Thermo Electron Corp. (a)......      11,039            242,637
Waters Corp. (a)...............       8,360            262,755
                                                  ------------
                                                     3,233,591
                                                  ------------
ENERGY EQUIPMENT & SERVICES (0.7%)
Baker Hughes, Inc. ............      22,200            627,372
BJ Services Co. (a)............      10,585            347,294
Halliburton Co. ...............      29,166            696,484
Nabors Industries, Ltd. (a)....       9,767            369,193
Noble Corp. (a)................       8,982            308,352
Rowan Cos., Inc. (a)...........       6,307            151,053

                                   SHARES            VALUE
                                 -----------------------------
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Schlumberger Ltd. .............      38,689       $  1,817,222
Transocean, Inc. (a)...........      21,353            409,764
                                                  ------------
                                                     4,726,734
                                                  ------------
FOOD & STAPLES RETAILING (3.9%)
Albertson's, Inc. .............      24,662            500,392
Costco Wholesale Corp. (a).....      30,467          1,077,618
CVS Corp. .....................      26,439            930,124
Kroger Co. (The) (a)...........      49,928            873,241
Safeway, Inc. (a)..............      29,453            621,458
SUPERVALU, Inc. ...............       8,962            226,022
Sysco Corp. ...................      43,143          1,452,193
Walgreen Co. ..................      68,163          2,373,436
Wal-Mart Stores, Inc. .........     290,921         17,149,793
Winn-Dixie Stores, Inc. .......       9,978             80,722
                                                  ------------
                                                    25,284,999
                                                  ------------
FOOD PRODUCTS (1.2%)
Archer-Daniels-Midland Co. ....      43,428            623,192
Campbell Soup Co. .............      27,443            711,323
ConAgra Foods, Inc. ...........      36,111            860,886
General Mills, Inc. ...........      24,848          1,114,433
H.J. Heinz Co. ................      23,536            831,527
Hershey Foods Corp. ...........       8,659            667,609
Kellogg Co. ...................      27,336            905,642
McCormick & Co., Inc. .........       9,300            275,652
Sara Lee Corp. ................      51,699          1,030,361
Wm. Wrigley Jr. Co. ...........      14,995            845,718
                                                  ------------
                                                     7,866,343
                                                  ------------
GAS UTILITIES (0.3%)
KeySpan Corp. .................      10,571            369,668
Kinder Morgan, Inc. ...........       8,170            437,504
Nicor, Inc. ...................       2,943            100,857
NiSource, Inc. ................      17,752            367,644
Peoples Energy Corp. ..........       2,411             97,525
Sempra Energy..................      14,880            413,664
                                                  ------------
                                                     1,786,862
                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.9%)
Applera Corp. Applied
 Biosystems Group..............      14,062            324,551
Bausch & Lomb, Inc. ...........       3,623            174,484
Baxter International, Inc. ....      40,517          1,076,942
Becton, Dickinson & Co. .......      17,085            624,628
Biomet, Inc. ..................      17,066            611,987
Boston Scientific Corp. (a)....      27,401          1,855,596
C.R. Bard, Inc. ...............       3,480            278,574
Guidant Corp. .................      20,464          1,043,869
Medtronic, Inc. ...............      80,858          3,684,699
Millipore Corp. (a)............       3,372            147,862
St. Jude Medical, Inc. (a).....      11,476            667,444
Stryker Corp. .................      13,292          1,078,114
Zimmer Holdings, Inc. (a)......      15,219            971,124
                                                  ------------
                                                    12,539,874
                                                  ------------


-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

12
-

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (1.8%)
Aetna, Inc. ...................      10,182       $    584,549
AmerisourceBergen Corp. .......       7,389            419,474
Anthem, Inc. (a)...............       9,351            639,889
Cardinal Health, Inc. .........      29,688          1,761,686
CIGNA Corp. ...................       9,337            532,676
Express Scripts, Inc. (a)......       5,200            285,584
HCA, Inc. .....................      33,162          1,268,447
Health Management Associates,
 Inc. Class A..................      16,065            355,840
Humana, Inc. (a)...............      10,875            220,654
IMS Health, Inc. ..............      15,974            375,868
Manor Care, Inc. ..............       6,015            200,179
McKesson Corp. ................      19,428            588,086
Medco Health Solutions, Inc.
 (a)...........................      18,206            604,439
Quest Diagnostics, Inc. .......       7,100            480,315
Tenet Healthcare Corp. (a).....      31,077            428,863
UnitedHealth Group, Inc. ......      39,638          2,016,781
WellPoint Health Networks, Inc.
 (a)...........................       9,806            871,753
                                                  ------------
                                                    11,635,083
                                                  ------------
HOTELS, RESTAURANTS & LEISURE (1.3%)
Carnival Corp. ................      41,886          1,462,240
Darden Restaurants, Inc. ......      10,893            228,208
Harrah's Entertainment,
 Inc. .........................       7,390            321,465
Hilton Hotels Corp. ...........      25,367            401,806
International Game
 Technology....................      22,908            750,237
Marriott International, Inc.
 Class A.......................      15,641            675,691
McDonald's Corp. ..............      84,616          2,116,246
Starbucks Corp. (a)............      26,238            829,121
Starwood Hotels & Resorts
 Worldwide, Inc. ..............      13,460            454,006
Wendy's International, Inc. ...       7,784            288,397
Yum! Brands, Inc. (a)..........      19,774            675,084
                                                  ------------
                                                     8,202,501
                                                  ------------
HOUSEHOLD DURABLES (0.5%)
American Greetings Corp. Class
 A (a).........................       4,430             94,492
Black & Decker Corp. (The).....       5,245            250,763
Centex Corp. ..................       4,143            403,943
Fortune Brands, Inc. ..........       9,760            635,864
KB HOME........................       3,172            217,250
Leggett & Platt, Inc. .........      13,004            271,654
Maytag Corp. ..................       5,291            134,391
Newell Rubbermaid, Inc. .......      18,448            420,614
Pulte Homes, Inc. .............       4,073            352,355
Snap-on, Inc. .................       3,902            114,485
Stanley Works (The)............       5,684            189,505
Tupperware Corp. ..............       3,835             57,717
Whirlpool Corp. ...............       4,582            322,894
                                                  ------------
                                                     3,465,927
                                                  ------------
HOUSEHOLD PRODUCTS (2.0%)
Clorox Co. (The)...............      14,568            659,930
Colgate-Palmolive Co. .........      35,717          1,899,787

                                   SHARES            VALUE
                                 -----------------------------
HOUSEHOLD PRODUCTS (CONTINUED)
Kimberly-Clark Corp. ..........      33,629       $  1,775,947
Procter & Gamble Co. (The).....      86,282          8,480,658
                                                  ------------
                                                    12,816,322
                                                  ------------
INDUSTRIAL CONGLOMERATES (4.1%)
3M Co. ........................      51,998          4,101,082
General Electric Co. ..........     667,023         19,350,337
Textron, Inc. .................       9,136            453,968
Tyco International Ltd. .......     132,755          2,771,924
                                                  ------------
                                                    26,677,311
                                                  ------------
INSURANCE (4.5%)
ACE, Ltd. .....................      18,423            663,228
AFLAC, Inc. ...................      34,138          1,245,354
Allstate Corp. (The)...........      46,801          1,848,640
Ambac Financial Group, Inc. ...       7,049            498,646
American International Group,
 Inc. .........................     173,683         10,565,137
Aon Corp. .....................      20,990            459,681
Chubb Corp. (The)..............      12,439            831,050
Cincinnati Financial Corp. ....      10,861            444,432
Hartford Financial Services
 Group, Inc. (The).............      18,814          1,032,889
Jefferson-Pilot Corp. .........       9,643            460,357
John Hancock Financial
 Services, Inc. ...............      19,372            684,800
Lincoln National Corp. ........      11,802            471,254
Loews Corp. ...................      12,455            535,565
Marsh & McLennan Cos., Inc. ...      35,445          1,515,274
MBIA, Inc. ....................       9,693            577,800
MetLife, Inc. .................      50,552          1,587,333
Progressive Corp. (The)........      14,550          1,073,790
Prudential Financial, Inc. ....      36,236          1,400,159
SAFECO Corp. ..................       9,280            340,576
St. Paul Cos., Inc. (The)......      15,142            577,364
Torchmark Corp. ...............       7,548            331,206
Travelers Property Casualty
 Corp. Class B.................      67,252          1,100,915
UnumProvident Corp. ...........      19,750            323,307
XL Capital Ltd. Class A........       9,099            632,381
                                                  ------------
                                                    29,201,138
                                                  ------------
INTERNET & CATALOG RETAIL (0.4%)
eBay, Inc. (a).................      42,778          2,393,001
                                                  ------------

INTERNET SOFTWARE & SERVICES (0.3%)
Yahoo!, Inc. (a)...............      43,223          1,888,845
                                                  ------------

IT SERVICES (1.2%)
Automatic Data Processing,
 Inc. .........................      39,793          1,501,788
Computer Sciences Corp. (a)....      12,577            498,301
Concord EFS, Inc. (a)..........      32,736            349,948
Convergys Corp. (a)............       9,867            158,464
Electronic Data Systems
 Corp. ........................      31,844            683,054
First Data Corp. ..............      49,199          1,756,404
Fiserv, Inc. (a)...............      13,048            460,855
Paychex, Inc. .................      25,039            974,518


-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
IT SERVICES (CONTINUED)
Sabre Holdings Corp. ..........       9,595       $    210,226
SunGard Data Systems, Inc.
 (a)...........................      18,979            532,361
Unisys Corp. (a)...............      22,058            338,811
                                                  ------------
                                                     7,464,730
                                                  ------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp. ...............       6,060            179,800
Eastman Kodak Co. .............      19,287            471,181
Hasbro, Inc. ..................      11,681            254,646
Mattel, Inc. ..................      29,188            565,080
                                                  ------------
                                                     1,470,707
                                                  ------------
MACHINERY (1.4%)
Caterpillar, Inc. .............      22,977          1,683,755
Crane Co. .....................       4,014            112,793
Cummins, Inc. .................       2,790            132,246
Danaher Corp. .................      10,200            845,070
Deere & Co. ...................      16,037            972,163
Dover Corp. ...................      13,640            532,233
Eaton Corp. ...................       5,014            502,603
Illinois Tool Works, Inc. .....      20,426          1,502,332
Ingersoll-Rand Co. Class A.....      11,363            686,325
ITT Industries, Inc. ..........       6,149            418,071
Navistar International Corp.
 (a)...........................       4,748            191,962
PACCAR, Inc. ..................       7,700            607,992
Pall Corp. ....................       8,585            200,889
Parker-Hannifin Corp. .........       7,924            403,886
                                                  ------------
                                                     8,792,320
                                                  ------------
MEDIA (4.0%)
Clear Channel Communications,
 Inc. .........................      40,853          1,667,619
Comcast Corp. Class A (a)......     149,843          5,082,675
Dow Jones & Co., Inc. .........       5,527            287,238
Gannett Co., Inc. .............      17,955          1,510,195
Interpublic Group of Cos., Inc.
 (The) (a).....................      26,205            389,930
Knight-Ridder, Inc. ...........       5,382            394,608
McGraw-Hill Cos., Inc. (The)...      12,818            858,165
Meredith Corp. ................       3,311            160,650
New York Times Co. (The) Class
 A.............................      10,095            479,815
Omnicom Group, Inc. ...........      12,681          1,011,944
Time Warner, Inc. (a)..........     299,933          4,585,976
Tribune Co. ...................      20,870          1,023,673
Univision Communications, Inc.
 Class A (a)...................      21,352            724,900
Viacom, Inc. Class B...........     116,696          4,652,670
Walt Disney Co. (The)..........     135,826          3,075,101
                                                  ------------
                                                    25,905,159
                                                  ------------
METALS & MINING (0.7%)
Alcoa, Inc. ...................      56,250          1,775,813
Allegheny Technologies,
 Inc. .........................       6,328             48,409
Freeport-McMoRan Copper & Gold,
 Inc. Class B..................      11,249            435,899

                                   SHARES            VALUE
                                 -----------------------------
METALS & MINING (CONTINUED)
Newmont Mining Corp. ..........      27,084       $  1,185,737
Nucor Corp. ...................       5,265            288,680
Phelps Dodge Corp. (a).........       5,970            368,588
United States Steel Corp. .....       6,975            164,959
Worthington Industries,
 Inc. .........................       5,735             83,616
                                                  ------------
                                                     4,351,701
                                                  ------------
MULTILINE RETAIL (1.2%)
Big Lots, Inc. (a).............       7,753            116,371
Dillard's, Inc. Class A........       5,540             89,582
Dollar General Corp. ..........      22,418            503,732
Family Dollar Stores, Inc. ....      11,591            505,484
Federated Department Stores,
 Inc. .........................      12,277            583,771
J.C. Penney Co., Inc. Holding
 Co. ..........................      18,106            428,207
Kohl's Corp. (a)...............      22,586          1,266,397
May Department Stores Co.
 (The).........................      19,379            541,837
Nordstrom, Inc. ...............       9,125            278,221
Sears, Roebuck and Co. ........      18,831            991,076
Target Corp. ..................      60,525          2,405,264
                                                  ------------
                                                     7,709,942
                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.4%)
AES Corp. (The) (a)............      41,341            361,734
Calpine Corp. (a)..............      25,674            118,357
Constellation Energy Group,
 Inc. .........................      10,995            399,888
Duke Energy Corp. .............      60,101          1,090,833
Dynegy, Inc. Class A (a).......      25,979            104,176
El Paso Corp. .................      40,299            295,794
Williams Cos., Inc. (The)......      34,755            354,501
                                                  ------------
                                                     2,725,283
                                                  ------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)................      52,544            551,712
                                                  ------------

OIL & GAS (4.7%)
Amerada Hess Corp. ............       5,964            307,862
Anadarko Petroleum Corp. ......      16,772            731,595
Apache Corp. ..................      10,729            748,026
Ashland, Inc. .................       4,620            172,049
Burlington Resources, Inc. ....      13,442            653,819
ChevronTexaco Corp. ...........      71,142          5,285,851
ConocoPhillips.................      45,161          2,580,951
Devon Energy Corp. ............      15,533            753,350
EOG Resources, Inc. ...........       7,742            326,248
ExxonMobil Corp. ..............     441,745         16,159,032
Kerr-McGee Corp. ..............       6,694            277,801
Marathon Oil Corp. ............      20,906            618,190
Occidental Petroleum Corp. ....      25,397            895,498
Sunoco, Inc. ..................       5,187            226,983
Unocal Corp. ..................      17,274            547,240
                                                  ------------
                                                    30,284,495
                                                  ------------
PAPER & FOREST PRODUCTS (0.5%)
Boise Cascade Corp. ...........       4,204            117,922
Georgia-Pacific Corp. .........      16,696            438,771
International Paper Co. .......      32,039          1,260,735


-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

14
-

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
PAPER & FOREST PRODUCTS (CONTINUED)
Louisiana-Pacific Corp. (a)....       7,010       $    133,330
MeadWestvaco Corp. ............      13,445            348,494
Weyerhaeuser Co. ..............      14,691            884,839
                                                  ------------
                                                     3,184,091
                                                  ------------
PERSONAL PRODUCTS (0.5%)
Alberto-Culver Co. Class B.....       3,961            251,127
Avon Products, Inc. ...........      15,673          1,065,137
Gillette Co. (The).............      67,803          2,162,916
                                                  ------------
                                                     3,479,180
                                                  ------------
PHARMACEUTICALS (8.3%)
Abbott Laboratories............     103,828          4,425,149
Allergan, Inc. ................       8,693            657,365
Bristol-Myers Squibb Co. ......     128,803          3,267,732
Forest Laboratories, Inc.
 (a)...........................      24,264          1,213,443
Johnson & Johnson..............     197,588          9,944,604
King Pharmaceuticals, Inc.
 (a)...........................      16,234            217,536
Lilly (Eli) & Co. .............      74,652          4,973,316
Merck & Co., Inc. .............     149,065          6,596,126
Pfizer, Inc. ..................     518,377         16,380,713
Schering-Plough Corp. .........      97,650          1,491,116
Watson Pharmaceuticals, Inc.
 (a)...........................       7,195            282,548
Wyeth..........................      88,446          3,904,006
                                                  ------------
                                                    53,353,654
                                                  ------------
REAL ESTATE (0.4%)
Apartment Investment &
 Management Co. Class A........       6,300            257,670
Equity Office Properties
 Trust.........................      26,488            741,929
Equity Residential.............      18,075            528,694
Plum Creek Timber Co., Inc. ...      12,397            326,661
ProLogis.......................      12,100            357,434
Simon Property Group, Inc. ....      12,804            577,204
                                                  ------------
                                                     2,789,592
                                                  ------------
ROAD & RAIL (0.4%)
Burlington Northern Santa Fe
 Corp. ........................      24,792            717,480
CSX Corp. .....................      14,397            458,113
Norfolk Southern Corp. ........      26,009            524,081
Union Pacific Corp. ...........      16,983          1,063,136
                                                  ------------
                                                     2,762,810
                                                  ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.4%)
Advanced Micro Devices, Inc.
 (a)...........................      23,146            351,819
Altera Corp. (a)...............      25,737            520,660
Analog Devices, Inc. (a).......      24,262          1,075,534
Applied Materials, Inc. (a)....     110,122          2,573,551
Applied Micro Circuits Corp.
 (a)...........................      21,891            127,406
Broadcom Corp. Class A (a).....      19,917            636,348
Intel Corp. ...................     433,381         14,323,242
KLA-Tencor Corp. (a)...........      12,735            730,098
Linear Technology Corp. .......      20,949            892,637
LSI Logic Corp. (a)............      25,274            233,532

                                   SHARES            VALUE
                                 -----------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Maxim Integrated Products,
 Inc. .........................      21,628       $  1,075,128
Micron Technology, Inc. (a)....      40,622            582,519
National Semiconductor Corp.
 (a)...........................      12,292            499,424
Novellus Systems, Inc. (a).....      10,079            416,162
NVIDIA Corp. (a)...............      10,654            188,363
PMC-Sierra, Inc. (a)...........      11,331            205,884
Teradyne, Inc. (a).............      12,496            284,659
Texas Instruments, Inc. .......     115,053          3,327,333
Xilinx, Inc. (a)...............      22,600            716,420
                                                  ------------
                                                    28,760,719
                                                  ------------
SOFTWARE (4.6%)
Adobe Systems, Inc. ...........      15,490            679,082
Autodesk, Inc. ................       7,414            142,720
BMC Software, Inc. (a).........      15,676            272,449
Citrix Systems, Inc. (a).......      10,953            276,892
Computer Associates
 International, Inc. ..........      38,509            905,732
Compuware Corp. (a)............      25,393            142,709
Electronic Arts, Inc. (a)......       9,795            970,097
Intuit, Inc. (a)...............      13,708            685,126
Mercury Interactive Corp.
 (a)...........................       5,691            264,290
Microsoft Corp. ...............     719,738         18,821,149
Novell, Inc. (a)...............      24,645            144,666
Oracle Corp. (a)...............     347,872          4,160,549
Parametric Technology Corp.
 (a)...........................      17,772             55,271
PeopleSoft, Inc. (a)...........      24,164            501,645
Siebel Systems, Inc. (a).......      32,667            411,278
Symantec Corp. (a).............      10,100            673,165
VERITAS Software Corp. (a).....      28,289          1,022,647
                                                  ------------
                                                    30,129,467
                                                  ------------
SPECIALTY RETAIL (2.6%)
AutoNation, Inc. (a)...........      18,240            341,088
AutoZone, Inc. (a).............       5,979            574,582
Bed Bath & Beyond, Inc. (a)....      19,658            830,354
Best Buy Co., Inc. (a).........      21,469          1,251,857
Circuit City Stores, Inc. .....      13,973            133,302
Gap, Inc. (The)................      59,332          1,132,055
Home Depot, Inc. (The).........     153,059          5,673,897
Limited Brands.................      34,932            614,803
Lowe's Cos., Inc. .............      52,088          3,069,546
Office Depot, Inc. (a).........      20,829            310,977
RadioShack Corp. ..............      11,295            338,737
Sherwin-Williams Co. (The).....       9,876            331,241
Staples, Inc. (a)..............      32,819            880,206
Tiffany & Co. .................       9,818            465,864
TJX Cos., Inc. (The)...........      33,917            711,918
Toys "R" Us, Inc. (a)..........      14,578            189,514
                                                  ------------
                                                    16,849,941
                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Jones Apparel Group, Inc. .....       8,605            296,873
Liz Claiborne, Inc. ...........       7,166            264,354
NIKE, Inc. Class B.............      17,632          1,126,685


-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
TEXTILES, APPAREL & LUXURY GOODS (CONTINUED)
Reebok International Ltd. .....       3,927       $    152,957
V.F. Corp. ....................       7,240            307,338
                                                  ------------
                                                     2,148,207
                                                  ------------
THRIFTS & MORTGAGE FINANCE (1.9%)
Countrywide Financial Corp. ...       9,089            955,436
Fannie Mae.....................      64,696          4,638,056
Freddie Mac....................      46,277          2,597,528
Golden West Financial Corp. ...      10,154          1,019,766
MGIC Investment Corp. .........       6,543            335,721
Washington Mutual, Inc. .......      61,348          2,683,975
                                                  ------------
                                                    12,230,482
                                                  ------------
TOBACCO (1.1%)
Altria Group, Inc. ............     134,912          6,273,408
R.J. Reynolds Tobacco Holdings,
 Inc. .........................       5,700            273,771
UST, Inc. .....................      11,184            380,480
                                                  ------------
                                                     6,927,659
                                                  ------------
TRADING COMPANIES & DISTRIBUTORS (0.0%) (B)
Grainger (W.W.), Inc. .........       6,125            280,403
                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES (0.5%)
AT&T Wireless Services, Inc.
 (a)...........................     180,347          1,307,516
Nextel Communications, Inc.
 Class A (a)...................      69,169          1,673,890
Sprint Corp. (PCS Group) (a)...      69,073            300,467
                                                  ------------
                                                     3,281,873
                                                  ------------
Total Common Stocks
 (Cost $557,163,112)...........                    647,257,300
                                                  ------------
                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
SHORT-TERM INVESTMENT (0.0%) (B)

U.S. GOVERNMENT (0.0%) (B)
UNITED STATES TREASURY BILL (0.0%) (B)
 0.89%, due 12/4/03............  $  100,000       $     99,918
                                                  ------------
Total U.S. Government
 (Cost $99,918)................                         99,918
                                                  ------------
Total Short-Term Investment
 (Cost $99,918)................                         99,918
                                                  ------------
Total Investments
 (Cost $557,263,030) (c).......       100.1%       647,357,218(d)
Liabilities in excess of
 Cash and Other Assets,........        (0.1)          (907,117)
                                 -----------      ------------
Net Assets.....................       100.0%      $646,450,101
                                 ===========      ============

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  The cost for federal income tax purposes is $561,460,562.
(d)  At October 31, 2003 net unrealized appreciation was
     $85,896,656, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $175,586,989 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $89,690,333.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

Statement of Assets and Liabilities as of October 31, 2003

ASSETS:
Investment in securities, at value (identified cost
  $557,263,030).............................................       $ 647,357,218
Cash........................................................              20,948
Receivables:
  Dividends.................................................             869,771
  Investment securities sold................................              10,007
Other assets................................................               6,179
                                                                   -------------
        Total assets........................................         648,264,123
                                                                   -------------
LIABILITIES:
Payables:
  Fund shares redeemed......................................             637,311
  Investment securities purchased...........................             390,246
  Manager...................................................             279,712
  Transfer agent............................................             203,305
  NYLIFE Distributors.......................................             136,003
  Custodian.................................................              13,941
  Trustees..................................................               7,352
Accrued expenses............................................             146,152
                                                                   -------------
        Total liabilities...................................           1,814,022
                                                                   -------------
Net assets..................................................       $ 646,450,101
                                                                   =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01
  per share) unlimited number of shares authorized..........       $     186,258
Additional paid-in capital..................................         676,940,886
Accumulated undistributed net investment income.............           1,790,198
Accumulated net realized loss on investments................        (122,561,429)
Net unrealized appreciation on investments..................          90,094,188
                                                                   -------------
Net assets applicable to outstanding shares.................       $ 646,450,101
                                                                   =============
Shares of beneficial interest outstanding...................          18,625,758
                                                                   =============
Net asset value per share outstanding.......................       $       34.71
Maximum sales charge (3.00% of offering price)..............                1.07
                                                                   -------------
Maximum offering price per share outstanding................       $       35.78
                                                                   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

Statement of Operations for the period January 1, 2003 to October 31, 2003* and the year ended December 31, 2002

                                                                 2003*           2002
                                                              ------------   -------------
INVESTMENT INCOME:
Income:
  Dividends(a)..............................................  $  8,826,099   $  11,795,570
  Interest..................................................        46,736         263,994
                                                              ------------   -------------
    Total income............................................     8,872,835      12,059,564
                                                              ------------   -------------
Expenses:
  Manager...................................................     2,510,779       3,750,311
  Distribution..............................................     1,255,390       1,875,155
  Transfer agent............................................     1,027,131       1,356,974
  Shareholder communication.................................       121,798         202,599
  Professional..............................................        92,555         132,258
  Custodian.................................................        80,147         108,150
  Recordkeeping.............................................        72,426         101,674
  Trustees..................................................        26,396          37,331
  Registration..............................................        15,610          19,642
  Miscellaneous.............................................        36,320          59,741
                                                              ------------   -------------
    Total expenses..........................................     5,238,552       7,643,835
                                                              ------------   -------------
Net investment income.......................................     3,634,283       4,415,729
                                                              ------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions.....................................   (25,713,063)    (95,558,057)
  Futures transactions......................................     1,181,358      (1,749,009)
                                                              ------------   -------------
Net realized loss on investments............................   (24,531,705)    (97,307,066)
                                                              ------------   -------------
Net change in unrealized appreciation (depreciation) on
  investments:
  Security transactions.....................................   132,733,165    (107,695,105)
  Futures transactions......................................        14,895         129,076
                                                              ------------   -------------
Net unrealized gain (loss) on investments...................   132,748,060    (107,566,029)
                                                              ------------   -------------
Net realized and unrealized gain (loss) on investments......   108,216,355    (204,873,095)
                                                              ------------   -------------
Net increase (decrease) in net assets resulting from
  operations................................................  $111,850,638   $(200,457,366)
                                                              ============   =============

-------

 * The Fund changed its fiscal year end from December 31 to October 31.
(a) Dividends recorded net of foreign withholding taxes of $0 and $48,360 for 2003 and 2002, respectively.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18
-

Statement of Changes in Net Assets for the period January 1, 2003 to October 31, 2003* and the years ended December 31, 2002 and December 31, 2001

                                                                 2003*           2002             2001
                                                              ------------   -------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $  3,634,283   $   4,415,729   $    3,907,673
  Net realized gain (loss) on investments...................   (24,531,705)    (97,307,066)      32,930,154
  Net change in unrealized appreciation (depreciation) on
    investments and futures transactions....................   132,748,060    (107,566,029)    (183,942,572)
                                                              ------------   -------------   --------------
  Net increase (decrease) in net assets resulting from
    operations..............................................   111,850,638    (200,457,366)    (147,104,745)
                                                              ------------   -------------   --------------
Dividends and distributions to shareholders:
  From net investment income................................            --      (6,252,221)      (4,112,722)
  From net realized gain on investments.....................            --     (22,887,901)     (29,560,108)
                                                              ------------   -------------   --------------
    Total dividends and distributions to shareholders.......            --     (29,140,122)     (33,672,830)
                                                              ------------   -------------   --------------
Capital share transactions:
  Net proceeds from sale of shares..........................       178,876       2,705,651      217,166,770
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............            --      28,209,897       32,653,836
                                                              ------------   -------------   --------------
                                                                   178,876      30,915,548      249,820,606
  Cost of shares redeemed...................................   (54,613,066)   (163,946,815)    (254,008,155)
                                                              ------------   -------------   --------------
    Decrease in net assets derived from capital share
      transactions..........................................   (54,434,190)   (133,031,267)      (4,187,549)
                                                              ------------   -------------   --------------
    Net increase (decrease) in net assets...................    57,416,448    (362,628,755)    (184,965,124)
NET ASSETS:
Beginning of period.........................................   589,033,653     951,662,408    1,136,627,532
                                                              ------------   -------------   --------------
End of period...............................................  $646,450,101   $ 589,033,653   $  951,662,408
                                                              ============   =============   ==============
Accumulated undistributed (Distributions in excess of) net
  investment income at end of period........................  $  1,790,198   $  (1,845,752)  $       33,913
                                                              ============   =============   ==============

-------

 * The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              19
                                                                               -

Financial Highlights selected per share data and ratios

                                      January 1, 2003
                                          through                                Year ended December 31,
                                        October 31,        --------------------------------------------------------------------
                                           2003*             2002          2001           2000            1999           1998
                                      ---------------      --------      --------      ----------      ----------      --------
Net asset value at beginning of
  period............................     $  28.87          $  37.35      $  42.76      $    47.36      $    39.47      $  30.91
                                         --------          --------      --------      ----------      ----------      --------
Net investment income...............         0.19              0.22          0.16            0.12            0.20          0.21
Net realized and unrealized gain
  (loss) on investments.............         5.65             (8.70)        (5.57)         (4.72)            7.69          8.35
                                         --------          --------      --------      ----------      ----------      --------
Total from investment operations....         5.84             (8.48)        (5.41)         (4.60)            7.89          8.56
                                         --------          --------      --------      ----------      ----------      --------
Less dividends and distributions:
From net investment income..........           --             (0.30)        (0.16)         (0.12)           (0.20)        (0.21)
From net realized gain on
  investments.......................           --             (1.12)        (1.17)         (1.44)           (0.99)        (0.43)
                                         --------          --------      --------      ----------      ----------      --------
Total dividends and distributions...           --             (1.42)        (1.33)         (1.56)           (1.19)        (0.64)
                                         --------          --------      --------      ----------      ----------      --------
Reverse share split.................           --              1.42          1.33            1.56            1.19          0.64
                                         --------          --------      --------      ----------      ----------      --------
Net asset value at end of period....     $  34.71          $  28.87      $  37.35      $    42.76      $    47.36      $  39.47
                                         ========          ========      ========      ==========      ==========      ========
Total investment return (a).........        20.23%           (22.70%)      (12.65%)         (9.71%)         19.99%        27.69%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...........         0.72%+            0.59%         0.38%           0.26%           0.50%         0.68%
    Net expenses....................         1.04%+            1.02%         0.97%           0.92%           0.94%         0.96%
    Expenses (before
      reimbursement)................         1.04%+            1.02%         0.97%           0.92%           0.94%         0.99%
Portfolio turnover rate.............            2%                4%            4%              9%              3%            4%
Net assets at end of period (in
  000's)............................     $646,450          $589,034      $951,662      $1,136,628      $1,254,018      $797,120

-------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charge and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20
-

MainStay Equity Index Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Index Fund (the "Fund"). The Board of Trustees of the Trust approved the closure of the Fund to new share purchases effective January 1, 2002. Existing shareholders may continue to maintain share positions held in the Fund, elect or continue to reinvest distributions, and NYLIFE LLC will continue to honor the unconditional guarantee associated with the Fund (see Note 8).

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the Standard & Poor's 500 Composite Stock Price Index. MainStay Equity Index Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are principally traded. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

(B) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or

Notes to Financial Statements

                                                                              21
                                                                               -

cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends and capital gain distributions annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current period reclassification between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2003, are not affected.

 ACCUMULATED         ACCUMULATED
UNDISTRIBUTED        NET REALIZED
NET INVESTMENT         LOSS ON
    INCOME           INVESTMENTS
--------------       ------------
    $1,667             $(1,667)

The reclassification for the Fund is due to real estate investment trust distributions.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as

MainStay Equity Index Fund

22
-

earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds where the expenses are incurred except when direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a Subadviser.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.50% of the Fund's average daily net assets. For the ten months ended October 31, 2003, the Manager earned from the Fund $2,510,779. For the year ended December 31, 2002, the Manager earned from the Fund $3,750,311.

(B) DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund has adopted a distribution plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the Fund's average daily net assets, which is an expense of the Fund for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder

                                                                              23
                                                                               -

servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the ten months ended October 31, 2003, and the year ended December 31, 2002, amounted to $1,027,131 and $1,356,974, respectively.

(D) TRUSTEES FEES. Trustees, other than those affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Equity Index Fund only pays a portion of the fees identified above.

(E) OTHER. Fees for the cost of legal services, included in Professional fees as shown in the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $12,586 for the ten months ended October 31, 2003, and $14,199 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $72,426 for the ten months ended October 31, 2003, and $101,674 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

At November 30, 2002, the Fund's year end for federal income tax purposes, the components of accumulated loss on a tax basis were as follows:

UNDISTRIBUTED   ACCUMULATED
NET INVESTMENT  CAPITAL AND     UNREALIZED    TOTAL ACCUMULATED
    INCOME      OTHER LOSSES   DEPRECIATION         LOSS
--------------  ------------   ------------   -----------------
  $4,375,079    $(67,391,477)  $(12,735,768)    $(75,752,166)

The difference between book-basis and tax-basis unrealized depreciation is due to wash sale deferrals and real estate investment trust distributions.

At November 30, 2002, for federal income tax purposes, capital loss carryforwards of $89,852,496 were available, to the extent provided by the regulations, to offset future realized gains through 2010. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

MainStay Equity Index Fund

24
-

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001, shown in the Statement of Changes in Net Assets, were as follows:

                                                        2002          2001
                                                     -----------   -----------
Distributions paid from:
  Ordinary Income:                                   $ 6,679,103   $ 4,112,722
  Long-term Capital Gains                             22,461,019    29,560,108
                                                     -----------   -----------
                                                     $29,140,122   $33,672,830
                                                     ===========   ===========

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the period ended October 31, 2003, purchases and sales of securities, other than short-term securities, were $14,738 and $63,939, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the ten months ended October 31, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                               JANUARY 1            YEAR ENDED
                                                                THROUGH            DECEMBER 31,
                                                              OCTOBER 31,       -------------------
                                                                 2003*           2002         2001
                                                              -----------        ----         ----
Shares sold.................................................         6              75        5,689
Shares issued in reinvestment of dividends and
  distributions.............................................        --           1,022          911
                                                                ------          ------       ------
                                                                     6           1,097        6,600
Shares redeemed.............................................    (1,782)         (5,120)      (6,760)
Reduction of shares due to reverse share split..............        --          (1,056)        (940)
                                                                ------          ------       ------
Net decrease................................................    (1,776)         (5,079)      (1,100)
                                                                ======          ======       ======

-------
* The Fund changed its fiscal year end from December 31 to October 31.

                                                                              25
                                                                               -

NOTE 8--GUARANTEE:

NYLIFE LLC ("NYLIFE"), a wholly-owned subsidiary of New York Life, will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Equity Index Fund (the "Guarantee") that if, on the business day immediately after ten years from the date of purchase (the "Guarantee Date"), the net asset value ("NAV") of a Fund share plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the price initially paid for the Fund share ("Guaranteed Amount"), NYLIFE will pay shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. There is no charge to the Fund or its shareholders for the Guarantee.

NOTE 9--SUBSEQUENT EVENT:

The Fund declared a dividend of $0.1277 per share which was paid on December 18, 2003, and also underwent a reverse share split on that day. The reverse share split rate was 0.9965 per share outstanding calculated on fund shares outstanding immediately after reinvestment of dividends.

NOTE 10--OTHER MATTERS:

New York Life Investment Management LLC (NYLIM) and mutual funds that NYLIM advises, including The MainStay Funds, have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading and other matters. We are cooperating fully in responding to these requests. We have no reason to believe that NYLIM or any of the mutual funds NYLIM advises has been targeted as the subject of any governmental or regulatory enforcement action.

26
-

Report of Independent Auditors

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Equity Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Equity Index Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the ten months ended October 31, 2003 and the year ended December 31, 2002, the changes in its net assets for the ten months ended October 31, 2003 and each of the two years in the period ended December 31, 2002 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 18, 2003

                                                                              27
                                                                               -

The MainStay Funds--Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   2002 and         Manager, New York Life Investment
                          Trustee since    Management LLC (including predecessor
                          2000             advisory organizations) and New York
                                           Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Executive Vice
                                           President and Manager, NYLIFE LLC;
                                           Manager, NYLIFE Distributors LLC; Vice
                                           Chairman, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        41             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, NYLIFE LLC; Director, NYLIFE
                                           Securities, Inc.; Chairman, President,
                                           and Manager, NYLIFE Distributors LLC;
                                           Manager, McMorgan & Company LLC;
                                           Chairman, Trustee, and President,
                                           Eclipse Funds, (4 portfolios); Chairman
                                           and Director, Eclipse Funds Inc. (13
                                           portfolios); Senior Vice President,
                                           Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities
  Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5
  Years."

28
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24             None
3/1/32                    1996             Officer, New York Life Insurance Company
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Manager, MacKay Shields LLC;          24             None
7/1/25                    1991             Chairman, Chief Executive Officer, and
                                           President, New York Life Insurance
                                           Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Non-Executive
11/13/39                  1997             Chancellor, Queen's University (1985 to                Director, Allied
                                           2001).                                                 Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group,
                                                                                                  Plc; Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc.
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, Adolor
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Corporation;
                          Non-             firm).                                                 Director, First
                          Interested                                                              Advantage
                          Trustee                                                                 Corporation.
---------------------------------------------------------------------------------------------------------------------
Michael H. Sutton         Trustee since    Retired. Independent Consultant (1999 to       24             None
9/19/40                   2003             present); Special Consultant, Financial
                                           Accounting Standards Board (1998 to
                                           1999); Chief Accountant, United States
                                           Securities and Exchange Commission (1995
                                           to 1998).
---------------------------------------------------------------------------------------------------------------------

                                                                              29
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Advisor (July 2003 to present) and             24             None
2/13/52                   1994             Managing Director (2001 to June 2003),
                                           The Carlyle Group (private investment
                                           firm); Chairman and Chief Executive
                                           Officer, Somerset Group (financial
                                           advisory firm); Senior Managing
                                           Director, Groupe Arnault (private
                                           investment firm) (1999 to 2001).
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Manager, NYLIFE Distributors
                                           LLC.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, and MainStay VP Series
                          since 2001       Fund, Inc.; Chief Financial Officer and
                                           Assistant Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors LLC; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., and Eclipse Funds; Managing
                                           Director and Senior Counsel, Lehman
                                           Brothers Inc., (October 1998 to December
                                           1999); General Counsel and Managing
                                           Director, JP Morgan Investment
                                           Management Inc. (1986 to September
                                           1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc.; Vice
                                           President-Financial Operations and Chief
                                           Financial Officer, NYLIFE Distributors
                                           LLC; Tax Vice President, New York Life
                                           International, LLC; Tax Vice President,
                                           Eclipse Funds, Eclipse Funds Inc., and
                                           MainStay VP Series Fund, Inc.
---------------------------------------------------------------------------------------------------------------------

30
-

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund(2)
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(3)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, California

-------
1 Closed to new purchases as of January 1, 2002.
2 Ceased operations as of November 28, 2003.
3 Closed to new investors as of December 1, 2001.
4 An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Auditors
1. As of October 31, 2003.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors LLC. All rights reserved.  MSEI11- 12/03
NYLIM-A04432                                        06
[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Equity Index Fund

    ANNUAL REPORT

    OCTOBER 31, 2003

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Equity Income
                                                              Fund versus Russell 1000(R) Value Index,
                                                              Russell Midcap(R) Value Index, and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and 10-Month Performance            6
                                                              Portfolio of Investments                         9
                                                              Financial Statements                            11
                                                              Notes to Financial Statements                   16
                                                              Report of Independent Auditors                  23
                                                              Trustees and Officers                           24
                                                              The MainStay(R) Funds                           27

President's Letter

The first 10 months of 2003 represented a positive period for most investors. Although the stock market struggled from mid-January through early March, it recovered strongly through the end of October. The rally began several days before coalition forces entered Iraq and continued long after the conclusion of major combat operations. Although difficulties in Iraq, the Middle East, and North Korea continued to raise concerns, investors have tended to focus on corporate earnings and the potential for an economic turnaround.

The Federal Reserve remained accommodative throughout the 10-month period, and the Federal Open Market Committee lowered the targeted federal funds rate by 25 basis points on June 25, 2003, to a low 1.0%. Real gross domestic product, which grew at a modest 1.4% in the first quarter of 2003, rose by 3.3% in the second quarter. According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter. Much of this increase resulted from robust consumer spending. Although unemployment rates remain high, the figures have declined from their peak in June 2003, and the Federal Reserve recently observed that "the labor market appears to be stabilizing."

Within the equity market, smaller companies generally outperformed larger ones and growth stocks tended to appreciate more than value equities at all capitalization levels. The bond markets benefited from anticipation of the Federal Reserve's easing move, and while yields on short-term securities continued to decline, yields on longer-term bonds rose to a peak in early September and closed the reporting period higher than where they began. For the 10-month period, corporate bonds generally outpaced Treasury securities, and high-yield bonds and emerging-market debt provided outstanding returns.

At MainStay, each of our Funds seeks to achieve its investment objective with an established process that is consistently applied in all market environments. While markets may shift and results may vary, we believe that our time-tested investment strategies can help you pursue your long-range goals with confidence.

As you may have noted, the date of this report differs from the date of previous annual reports. The MainStay Board of Trustees recently approved making October 31 the end of the fiscal year for most MainStay Funds. The report that follows provides details about the specific market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the first 10 months of 2003. If you have any questions about this report or your MainStay Fund investments, your Registered Representative will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
November 2003

$10,000 Invested in MainStay Equity
Income Fund versus Russell 1000(R) Value
Index, Russell Midcap(R) Value Index, and Inflation

CLASS A SHARES Total Returns with Sales Charges: 1 Year 15.66%, 5 years 10.09%,
                                                 Since Inception (6/1/98) 9.14%
[PERFORMANCE GRAPH]

                                          MAINSTAY EQUITY       RUSSELL 1000 VALUE    RUSSELL MIDCAP VALUE
                                            INCOME FUND             INDEX (1)              INDEX (2)         INFLATION (CPI) (3)
                                          ---------------       ------------------    --------------------   -------------------
6/1/98                                         9450.00               10000.00               10000.00               10000.00
10/31/98                                       9389.00                9648.00                9223.00               10080.00
10/31/99                                      11932.00               11243.00                9748.00               10338.00
10/31/00                                      14743.00               11863.00               10903.00               10695.00
10/31/01                                      14406.00               10456.00               10753.00               10923.00
10/31/02                                      13128.00                9408.00               10434.00               11150.00
10/31/03                                      16067.00               11561.00               13927.00               11378.00

CLASS B SHARES Total Returns with Sales Charges: 1 Year 16.52%, 5 Years 10.23%,
                                                 Since Inception (6/1/98) 9.34%
[PERFORMANCE GRAPH]

                                          MAINSTAY EQUITY       RUSSELL 1000 VALUE    RUSSELL MIDCAP VALUE
                                            INCOME FUND             INDEX (1)              INDEX (2)         INFLATION (CPI) (3)
                                          ---------------       ------------------    --------------------   -------------------
6/1/98                                         10000                  10000                  10000                  10000
10/31/98                                        9908                   9648                   9223                  10080
10/31/99                                       12488                  11243                   9748                  10338
10/31/00                                       15309                  11863                  10903                  10695
10/31/01                                       14863                  10456                  10753                  10923
10/31/02                                       13433                   9408                  10434                  11150
10/31/03                                       16224                  11561                  13927                  11378

CLASS C SHARES Total Returns with Sales Charges: 1 Year 20.52%, 5 Years 10.50%,
                                                 Since Inception (6/1/98) 9.46%
[PERFORMANCE GRAPH]

                                          MAINSTAY EQUITY       RUSSELL 1000 VALUE    RUSSELL MIDCAP VALUE
                                            INCOME FUND             INDEX (1)              INDEX (2)         INFLATION (CPI) (3)
                                          ---------------       ------------------    --------------------   -------------------
6/1/98                                         10000                  10000                  10000                  10000
10/31/98                                        9908                   9648                   9223                  10080
10/31/99                                       12488                  11243                   9748                  10338
10/31/00                                       15309                  11863                  10903                  10695
10/31/01                                       14863                  10456                  10753                  10923
10/31/02                                       13433                   9408                  10434                  11150
10/31/03                                       16324                  11561                  13927                  11378

-------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR MORE CURRENT PERFORMANCE INFORMATION PLEASE VISIT WWW.MAINSTAYFUNDS.COM.

-------
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 1%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

3. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis


The equity market was generally weak in the opening months of 2003, largely because of the anemic economy and uncertainty regarding the possibility of a war in Iraq. Since mid-March 2003, however, stocks have rebounded sharply. The stock market is often a "leading indicator," meaning that people attempt to anticipate the future direction of the economy and corporate profits and then invest accordingly. In hindsight, the strong rally suggests that investors had correctly anticipated the economic recovery that followed. According to preliminary estimates from the Bureau of Economic analysis, real gross domestic product rose 8.2% in the third quarter of 2003. The figure, which exceeded expectations, was largely driven by robust consumer spending. Business spending also increased after several years of weakness.

The stock market's rally was accompanied by a return to speculative activity at a level that we have not seen since the run-up in information technology stocks in the late 1990s. For the first 10 months of 2003, much of the best stock performance has come from unprofitable businesses and companies with fewer earnings.

PERFORMANCE REVIEW

For the 10 months ended October 31, 2003, MainStay Equity Income Fund returned 17.53% for Class A shares and 16.81% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 17.61% return of the average Lipper(1) equity income fund over the same period. All share classes also underperformed the 20.84% return of the Russell 1000(R) Value Index(2) and the 28.63% return of the Russell Midcap(R) Value Index(3) for the 10-months ended October 31, 2003.

While the Fund produced strong absolute results, it lagged its benchmarks during the reporting period. Many of the Fund's largest holdings are in sectors whose positive supply-and-demand characteristics are likely to become apparent during an economic recovery. Unfortunately, the war in Iraq, higher energy prices, and weak business spending delayed the economic rebound until the second half of 2003, which hurt the Fund's relative results.

In light of these trends, however, our conviction in the appropriateness of the Fund's portfolio has grown. Exposure to the capital goods, basic materials, and energy sectors continues to comprise a meaningful portion of Fund's portfolio. Ironically, although we have the greatest confidence in the Fund's basic materials and energy investments, Fund holdings in these sectors were among the leading detractors from the Fund's performance during the reporting period. Needless to say, we have methodically reviewed our commitment to these industry groups. In doing so, we have concluded that the stocks the Fund holds in these sectors not only have improving fundamentals and compelling

-------                                                                        5
1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
2. See footnote on page 4 for more information about the Russell 1000(R) Value Index.
3. See footnote on page 4 for more information about the Russell Midcap(R) Value Index.

YEAR-BY-YEAR AND 10-MONTH PERFORMANCE (WITHOUT SALES CHARGES)

CLASS A SHARES
[BAR GRAPH]

                                                                            CLASS A SHARES
                                                                            --------------
12/98                                                                             4.01
12/99                                                                            25.11
12/00                                                                            22.79
12/01                                                                             4.88
12/02                                                                           -13.67
10/03                                                                            17.53

CLASS B AND C SHARES
[BAR GRAPH]

                                                                            CLASS B SHARES
                                                                            --------------
12/98                                                                             3.56
12/99                                                                            24.16
12/00                                                                            21.83
12/01                                                                             4.17
12/02                                                                           -14.35
10/03                                                                            16.81

valuations but also meet our guidelines for positive catalysts and our margin-of-safety requirements.

STRONG AND WEAK PERFORMERS

During the reporting period, Navistar International was the Fund's top contributor to performance. The stock of this commercial truck and diesel engine maker appreciated by 66%,(4) as the outlook for equipment-replacement demand remained favorable and the firm's aggressive internal restructuring drove investor interest in the stock. Similar dynamics helped engine manufacturer Cummins advance 73%. PG&E, a utility in the process of reorganization,

6
-------
4. Percentages reflect the price performance of the securities mentioned for the 10 months ended October 31, 2003, or for the portion of the reporting period shares were held in the Fund, if shorter. Percentages do not reflect the impact of dividends received, if any. Due to purchases and sales, the performance of Fund holdings may differ from that of the securities themselves.

gained nearly 76%, as investors acknowledged the company's strong core earnings power and valuable asset base. Oil refiner and chemical producer Sunoco appreciated 32% as its profitability rebounded from low levels. Temple-Inland, a manufacturer of corrugated packaging and building products, rose 21% on improving demand.

The largest detractors from the Fund's performance included AGCO, a global designer, manufacturer, and distributor of agricultural equipment and replacement parts. AGCO's stock fell 18% because of a weak worldwide agricultural environment and manufacturing inefficiencies that resulted from AGCO's aggressive plant-rationalization efforts. While the stock's performance was clearly disappointing, we believe that we're in the early stages of the farm economy's emergence from a prolonged downturn. If the turnaround proceeds as we anticipate, we feel strongly that AGCO will benefit accordingly.

Transocean, an offshore energy driller, declined 17%. We added to the Fund's position on weakness, since we believe that the company's strong free cash flow and long-term business prospects are favorable. Payless ShoeSource, the country's largest family-footwear retailer, fell 23% on disappointing sales, which continued to put pressure on the company's profit margins. ENSCO International, an offshore oil and gas drilling contractor, declined 10% because of weak demand for its services. We continue to hold ENSCO, since the company is in the midst of contractual negotiations that could increase its rig-fleet utilization.

PORTFOLIO WEIGHTINGS

During the reporting period, the Fund maintained an underweighted exposure to several sectors where we found few attractive stocks and questionable fundamentals. For example, in the consumer cyclical sector we continue to see unattractive valuations and a lack of traditional pent-up demand relative to typical post-recession periods. The consumer staples sector also appears to have few stocks with attractive valuations. We expect that the financials sector will continue to be troubled in the wake of the lending and expansion frenzy of the late 1990s. Over the 10-month reporting period, the Fund's underexposure to most of these sectors enhanced relative returns, although consumer cyclicals provided an exception and had a slightly negative impact on the Fund's relative performance.

The Fund also continues to maintain an underweighted position in the infor-mation technology sector, where we believe valuations are high. We have had difficulty identifying attractively priced information technology companies that are experiencing fundamental business improvements. Indeed, we continue to see little value--and little sign of a sustainable demand recovery--in most areas of the sector. It would appear that company insiders share our concern, since they have continued to liquidate private holdings at a very high rate.

Unfortunately, the Fund's underweighted position in information technology stocks hurt relative results during the reporting period, as the sector rebounded sharply. In this market environment, we have seen the best performance generated by the riskier, more speculative information technology companies.

LOOKING AHEAD

We are optimistic regarding both the outlook for value-oriented stocks and the opportunities we are finding in the marketplace. We are hopeful that the combined effect of historical postrecessionary outperformance for value equities and improving fundamentals will bear fruit on a timely basis. In the meantime, we will remain focused on applying our disciplined investment process to identify undervalued equities with numerous catalysts for appreciation.

Whatever the markets or the economy may bring, the Fund will continue to seek to realize maximum long-term total return from a combination of capital appreciation and income.

RICHARD A. ROSEN
MICHAEL C. SHERIDAN
Portfolio Managers
MacKay Shields LLC

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

Portfolio of Investments October 31, 2003

                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (91.9%)+

AEROSPACE & DEFENSE (1.1%)
Raytheon Co. ..................    120,242       $  3,184,008
                                                 ------------

AUTO COMPONENTS (1.2%)
Delphi Corp. ..................    380,200          3,383,780
                                                 ------------

BUILDING PRODUCTS (1.8%)
American Standard Cos., Inc.
 (a)...........................     53,683          5,137,463
                                                 ------------

CHEMICALS (4.8%)
Air Products & Chemicals,
 Inc. .........................     74,003          3,360,476
Arch Chemicals, Inc. ..........    190,982          4,235,981
Crompton Corp. ................    168,200            901,552
IMC Global, Inc. ..............     26,300            183,837
Imperial Chemicals Industries
 PLC ADR (b)...................    236,500          3,088,690
Olin Corp. ....................    100,225          1,744,917
                                                 ------------
                                                   13,515,453
                                                 ------------
COMMERCIAL BANKS (6.2%)
BB&T Corp. ....................     40,400          1,562,268
Compass Bancshares, Inc. ......    140,214          5,297,285
Hibernia Corp. Class A.........     72,057          1,627,768
Marshall & Ilsley Corp. .......     49,443          1,771,048
PNC Financial Services Group,
 Inc. .........................     24,657          1,320,876
SouthTrust Corp. ..............    179,374          5,713,062
                                                 ------------
                                                   17,292,307
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (2.2%)
Imagistics International, Inc.
 (a)...........................     10,196            327,802
Pitney Bowes, Inc. ............    143,411          5,894,192
                                                 ------------
                                                    6,221,994
                                                 ------------
COMMUNICATIONS EQUIPMENT (0.3%)
Tellabs, Inc. (a)..............    105,136            791,674
                                                 ------------
CONTAINERS & PACKAGING (7.1%)
Smurfit-Stone Container Corp.
 (a)...........................    397,700          6,164,350
Temple-Inland, Inc. ...........    253,700         13,707,411
                                                 ------------
                                                   19,871,761
                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.9%)
ALLTEL Corp. ..................     53,113          2,510,652
                                                 ------------
                                   SHARES           VALUE
                                 ----------------------------
ELECTRIC UTILITIES (5.4%)
DTE Energy Co. ................    115,379       $  4,255,178
Entergy Corp. .................     56,987          3,071,599
FirstEnergy Corp. .............     61,488          2,114,572
PG&E Corp. (a).................     68,125          1,665,656
PPL Corp. .....................    103,400          4,127,728
                                                 ------------
                                                   15,234,733
                                                 ------------
ENERGY EQUIPMENT & SERVICES (9.6%)
ENSCO International, Inc. .....    273,722          7,212,575
Pride International, Inc.
 (a)...........................    231,600          3,793,608
Rowan Cos., Inc. (a)...........    329,000          7,879,550
GlobalSantaFe Corp. ...........    112,156          2,524,632
Transocean, Inc. (a)...........    278,800          5,350,172
                                                 ------------
                                                   26,760,537
                                                 ------------
FOOD & STAPLES RETAILING (1.1%)
Safeway, Inc. (a)..............    143,900          3,036,290
                                                 ------------

HEALTH CARE PROVIDERS & SERVICES (1.0%)
Apria Healthcare Group, Inc.
 (a)...........................    101,700          2,949,300
                                                 ------------

HOTELS, RESTAURANTS & LEISURE (1.5%)
Yum! Brands, Inc. (a)..........    123,064          4,201,405
                                                 ------------

HOUSEHOLD DURABLES (1.2%)
Fortune Brands, Inc. ..........     49,439          3,220,951
                                                 ------------

INSURANCE (2.8%)
Axis Capital Holdings, Ltd. ...      9,500            237,975
Hartford Financial Services
 Group, Inc. ..................    104,947          5,761,590
St. Paul Cos., Inc. ...........     48,500          1,849,305
                                                 ------------
                                                    7,848,870
                                                 ------------
IT SERVICES (1.2%)
Computer Sciences Corp. (a)....     85,152          3,373,722
                                                 ------------

LEISURE EQUIPMENT & PRODUCTS (1.4%)
Callaway Golf Co. .............    238,741          3,879,541
                                                 ------------

MACHINERY (12.2%)
AGCO Corp. (a).................    364,183          6,555,294
Cummins, Inc. .................    192,225          9,111,465
Ingersoll-Rand Co. Class A.....     35,793          2,161,897
Navistar International Corp.
 (a)...........................    404,602         16,358,059
                                                 ------------
                                                   34,186,715
                                                 ------------
-------
+ Percentages indicated are based on Fund net assets.

                                                                               9
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Income Fund

                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (CONTINUED)
OIL & GAS (9.5%)
Burlington Resources, Inc. ....     80,900       $  3,934,976
Kerr-McGee Corp. ..............    105,900          4,394,850
Premcor, Inc. (a)..............    203,800          4,809,680
Sunoco, Inc. ..................     86,859          3,800,950
Unocal Corp. ..................    114,276          3,620,264
Valero Energy Corp. ...........    140,600          6,003,620
                                                 ------------
                                                   26,564,340
                                                 ------------
PAPER & FOREST PRODUCTS (10.7%)
Boise Cascade Corp. ...........    287,900          8,075,595
Bowater, Inc. .................    272,051         11,107,842
MeadWestvaco Corp. ............    410,955         10,651,954
                                                 ------------
                                                   29,835,391
                                                 ------------
REAL ESTATE (3.0%)
Health Care Property Investors,
 Inc. .........................     76,121          3,549,522
Highwoods Properties, Inc. ....    112,363          2,786,602
Mack-Cali Realty Corp. ........     54,220          2,043,552
                                                 ------------
                                                    8,379,676
                                                 ------------
ROAD & RAIL (2.3%)
Burlington Northern Santa Fe
 Corp. ........................    141,895          4,106,441
CSX Corp. .....................     71,961          2,289,799
                                                 ------------
                                                    6,396,240
                                                 ------------
SPECIALTY RETAIL (0.7%)
Payless ShoeSource, Inc. (a)...    156,709          2,073,260
                                                 ------------
THRIFTS & MORTGAGE FINANCE (2.7%)
PMI Group, Inc. (The)..........     80,600          3,081,338
Sovereign Bancorp, Inc. .......    209,621          4,362,213
                                                 ------------
                                                    7,443,551
                                                 ------------
Total Common Stocks
 (Cost $242,202,130)...........                   257,293,614
                                                 ------------
CONVERTIBLE PREFERRED STOCKS (0.4%)
PAPER & FOREST PRODUCTS (0.1%)
International Paper Capital
 Trust
 5.25%, due 7/20/25 Series.....      5,370            265,815
                                                 ------------

REAL ESTATE (0.3%)
General Growth Properties, Inc.
 7.25%, due 7/15/08 Series
 (c)...........................      9,516            727,974
                                                 ------------
Total Convertible Preferred
 Stocks
 (Cost $651,369)...............                       993,789
                                                 ------------
                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
LONG-TERM BONDS (0.1%)
CORPORATE BONDS (0.1%)

DIVERSIFIED FINANCIAL SERVICES (0.1%)
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09...........  $ 392,297       $    419,758
                                                 ------------
Total Long-Term Bonds
 (Cost $349,140)...............                       419,758
                                                 ------------
SHORT TERM INVESTMENTS (9.4%)

COMMERCIAL PAPER (5.0%)
Federal National Mortgage
 Association
 1.00%, due 11/5/03............  4,805,000          4,804,466
Morgan Stanley Dean Witter &
 Co.
 1.03%, due 11/7/03............  4,000,000          3,999,313
UBS Finance (Delaware) LLC
 1.03%, due 11/3/03............  5,170,000          5,169,704
                                                 ------------
Total Commercial Paper
 (Cost $13,973,483)............                    13,973,483
                                                 ------------
                                   SHARES
                                 ----------
INVESTMENT COMPANY (4.4%)
Merrill Lynch Premier
 Institutional Fund............  12,330,492        12,330,492
                                                 ------------
Total Investment Company
 (Cost $12,330,492)............                    12,330,492
                                                 ------------
Total Short-Term Investments
 (Cost $26,303,975)............                    26,303,975
                                                 ------------
Total Investments
 (Cost $269,506,614) (d).......      101.8%       285,011,136(e)
Liabilities in Excess of
 Cash and Other Assets.........       (1.8)        (5,044,818)
                                 ----------      ------------
Net Assets.....................      100.0%      $279,966,318
                                 ==========      ============

-------
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  PIERS--Preferred Income Equity Redeemable Stock.
(d)  The cost for federal income tax purposes is $269,949,970.
(e)  At October 31, 2003 net unrealized appreciation was
     $15,061,166, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $23,797,608, and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $8,736,442.

10
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2003

ASSETS:
Investment in securities, at value (identified cost
  $269,506,614).............................................       $285,011,136
Cash........................................................              4,169
Receivables:
  Investment securities sold................................          1,853,947
  Fund shares sold..........................................          1,064,980
  Dividends and interest....................................            187,550
Other assets................................................             14,471
                                                                   ------------
        Total assets........................................        288,136,253
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          6,962,631
  Fund shares redeemed......................................            565,444
  Transfer agent............................................            191,248
  NYLIFE Distributors.......................................            177,018
  Manager...................................................            167,845
  Custodian.................................................              4,742
  Trustees..................................................              3,143
Accrued expenses............................................             97,864
                                                                   ------------
        Total liabilities...................................          8,169,935
                                                                   ------------
Net assets..................................................       $279,966,318
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     66,938
  Class B...................................................            117,064
  Class C...................................................             25,119
Additional paid-in capital..................................        273,917,718
Accumulated net realized loss on investments................         (9,665,043)
Net unrealized appreciation on investments..................         15,504,522
                                                                   ------------
Net assets..................................................       $279,966,318
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 90,348,758
                                                                   ============
Shares of beneficial interest outstanding...................          6,693,799
                                                                   ============
Net asset value per share outstanding.......................       $      13.50
Maximum sales charge (5.50% of offering price)..............               0.78
                                                                   ------------
Maximum offering price per share outstanding................       $      14.28
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $156,116,137
                                                                   ============
Shares of beneficial interest outstanding...................         11,706,364
                                                                   ============
Net asset value and offering price per share outstanding....       $      13.34
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 33,501,423
                                                                   ============
Shares of beneficial interest outstanding...................          2,511,911
                                                                   ============
Net asset value and offering price per share outstanding....       $      13.34
                                                                   ============

                                                                              11
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the period January 1, 2003 through October 31, 2003* and the year ended December 31, 2002

                                                                 2003*           2002
                                                              -----------    ------------
INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $ 3,966,601    $  4,494,566
  Interest..................................................       82,143         229,326
                                                              -----------    ------------
    Total income............................................    4,048,744       4,723,892
                                                              -----------    ------------
Expenses:
  Manager...................................................    1,424,103       1,500,247
  Transfer agent............................................      919,706         854,117
  Distribution--Class B.....................................      851,462         974,792
  Distribution--Class C.....................................      181,424         159,337
  Service--Class A..........................................      164,313         157,760
  Service--Class B..........................................      283,821         324,931
  Service--Class C..........................................       60,475          53,112
  Shareholder communication.................................       84,728          90,141
  Professional..............................................       57,521          54,857
  Registration..............................................       46,784          50,551
  Recordkeeping.............................................       42,554          48,098
  Custodian.................................................       24,214          47,515
  Trustees..................................................       12,439          13,805
  Miscellaneous.............................................       21,215          24,108
                                                              -----------    ------------
    Total expenses..........................................    4,174,759       4,353,371
                                                              -----------    ------------
Net investment income (loss)................................     (126,015)        370,521
                                                              -----------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments.....................    6,922,632     (16,417,265)
Net change in unrealized appreciation (depreciation) on
  investments...............................................   31,657,415     (22,869,402)
                                                              -----------    ------------
Net realized and unrealized gain (loss) on investments......   38,580,047     (39,286,667)
                                                              -----------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................  $38,454,032    $(38,916,146)
                                                              ===========    ============

-------

     The Fund changed its fiscal year end from December 31 to
 *   October 31.
     Dividends recorded net of foreign withholding taxes of
(a)  $6,756 and $3,516 for 2003 and 2002, respectively.

12
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets for the period January 1, 2003 through October 31, 2003* and the years ended December 31, 2002 and December 31, 2001

                                                                 2003*           2002           2001
                                                              ------------   ------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income (loss)..............................  $   (126,015)  $    370,521   $    520,904
  Net realized gain (loss) on investments...................     6,922,632    (16,417,265)     6,274,177
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    31,657,415    (22,869,402)    (2,240,520)
                                                              ------------   ------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    38,454,032    (38,916,146)     4,554,561
                                                              ------------   ------------   ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................      (144,291)      (328,297)      (345,009)
    Class B.................................................            --             --       (166,447)
    Class C.................................................            --             --        (12,543)
  From net realized gain on investments:
    Class A.................................................            --       (446,252)      (550,888)
    Class B.................................................            --       (729,043)    (1,436,957)
    Class C.................................................            --       (157,334)      (142,699)
                                                              ------------   ------------   ------------
      Total dividends and distributions to shareholders.....      (144,291)    (1,660,926)    (2,654,543)
                                                              ------------   ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    34,317,491     79,196,510     31,563,044
    Class B.................................................    28,908,125     88,864,443     69,126,492
    Class C.................................................     7,734,088     27,200,106      9,528,951
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................       119,561        628,017        699,740
    Class B.................................................            --        646,444      1,394,741
    Class C.................................................            --        120,713        129,388
                                                              ------------   ------------   ------------
                                                                71,079,265    196,656,233    112,442,356
  Cost of shares redeemed:
    Class A.................................................   (36,894,690)   (28,346,039)   (24,755,991)
    Class B.................................................   (24,289,812)   (40,257,593)   (16,884,222)
    Class C.................................................    (6,887,181)    (5,251,703)    (2,034,483)
                                                              ------------   ------------   ------------
      Increase in net assets derived from capital share
        transactions........................................     3,007,582    122,800,898     68,767,660
                                                              ------------   ------------   ------------
      Net increase in net assets............................    41,317,323     82,223,826     70,667,678
NET ASSETS:
Beginning of period.........................................   238,648,995    156,425,169     85,757,491
                                                              ------------   ------------   ------------
End of period...............................................  $279,966,318   $238,648,995   $156,425,169
                                                              ============   ============   ============
Distributions in excess of net investment income............  $         --   $   (125,073)  $         --
                                                              ============   ============   ============

-------

 * The Fund changed its fiscal year end from December 31 to October 31.

                                                                              13
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                ---------------------------------------------------------------------------------
                                                January 1,
                                                   2003                                                                June 1**
                                                  through                   Year ended December 31,                    through
                                                October 31,      ----------------------------------------------      December 31,
                                                   2003*          2002         2001         2000         1999            1998
                                                -----------      -------      -------      -------      -------      ------------
Net asset value at beginning of period........    $ 11.51        $ 13.47      $ 13.14      $ 11.81      $ 10.25        $ 10.00
                                                  -------        -------      -------      -------      -------        -------
Net investment income (loss)..................       0.04           0.06         0.12         0.21         0.22           0.07
Net realized and unrealized gain (loss) on
 investments..................................       1.97          (1.90)        0.52         2.44         2.30           0.32
                                                  -------        -------      -------      -------      -------        -------
Total from investment operations..............       2.01          (1.84)        0.64         2.65         2.52           0.39
                                                  -------        -------      -------      -------      -------        -------
Less dividends and distributions:
From net investment income....................      (0.02)         (0.06)       (0.12)       (0.21)       (0.22)         (0.07)
From net realized gain on investments.........         --          (0.06)       (0.19)       (1.02)       (0.74)         (0.07)
In excess of net realized gain on
 investments..................................         --             --           --        (0.09)          --             --
                                                  -------        -------      -------      -------      -------        -------
Total dividends and distributions.............      (0.02)         (0.12)       (0.31)       (1.32)       (0.96)         (0.14)
                                                  -------        -------      -------      -------      -------        -------
Net asset value at end of period..............    $ 13.50        $ 11.51      $ 13.47      $ 13.14      $ 11.81        $ 10.25
                                                  =======        =======      =======      =======      =======        =======
Total investment return (a)...................      17.53%        (13.67%)       4.88%       22.79%       25.11%          4.01%
Ratios (to average net assets)
 Supplemental Data:
   Net investment income (loss)...............       0.45%+         0.71%        0.95%        1.66%        1.94%          1.20%+
   Net expenses...............................       1.54%+         1.50%        1.53%        1.59%        1.65%          3.11%+
   Expenses (before reimbursement)............       1.54%+         1.50%        1.53%        1.59%        1.82%          3.11%+
Portfolio turnover rate.......................         30%            46%         100%         148%         193%           270%
Net assets at end of period (in 000's)........    $90,349        $80,442      $40,692      $32,782      $18,764        $10,290

-------

  *    The Fund changed its fiscal year end from December 31 to
       October 31.
 **    Commencement of Operations.
 ***   Class C shares were first offered on September 1, 1998.
  +    Annualized.
 (a)   Total return is calculated exclusive of sales charges and is not annualized.
 (b)   Less than one thousand.

14
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  Class B                                                       Class C
    --------------------------------------------------------------------   --------------------------------------------------
    January 1,                                                             January 1,
       2003                                                   June 1**        2003
      through             Year ended December 31,             through        through           Year ended December 31,
    October 31,   ---------------------------------------   December 31,   October 31,   ------------------------------------
       2003*        2002       2001      2000      1999         1998          2003*        2002      2001      2000     1999
    -----------   --------   --------   -------   -------   ------------   -----------   --------   -------   ------   ------
     $  11.42     $  13.41   $  13.09   $ 11.78   $ 10.24      $10.00        $ 11.42     $  13.41   $ 13.09   $11.78   $10.24
     --------     --------   --------   -------   -------      ------        -------     --------   -------   ------   ------
        (0.03)      (0.01)       0.03      0.12      0.15        0.04          (0.03)      (0.01)      0.03     0.12     0.15
         1.95       (1.92)       0.51      2.42      2.28        0.31           1.95       (1.92)      0.51     2.42     2.28
     --------     --------   --------   -------   -------      ------        -------     --------   -------   ------   ------
         1.92       (1.93)       0.54      2.54      2.43        0.35           1.92       (1.93)      0.54     2.54     2.43
     --------     --------   --------   -------   -------      ------        -------     --------   -------   ------   ------
           --           --     (0.03)    (0.12)     (0.15)      (0.04)            --           --    (0.03)   (0.12)    (0.15)
           --       (0.06)     (0.19)    (1.02)     (0.74)      (0.07)            --       (0.06)    (0.19)   (1.02)    (0.74)
           --           --         --    (0.09)        --          --             --           --        --   (0.09)       --
     --------     --------   --------   -------   -------      ------        -------     --------   -------   ------   ------
           --       (0.06)     (0.22)    (1.23)     (0.89)      (0.11)            --       (0.06)    (0.22)   (1.23)    (0.89)
     --------     --------   --------   -------   -------      ------        -------     --------   -------   ------   ------
     $  13.34     $  11.42   $  13.41   $ 13.09   $ 11.78      $10.24        $ 13.34     $  11.42   $ 13.41   $13.09   $11.78
     ========     ========   ========   =======   =======      ======        =======     ========   =======   ======   ======
        16.81%      (14.35%)     4.17%    21.83%    24.16%       3.56%         16.81%      (14.35%)    4.17%   21.83%   24.16%
        (0.30%)+     (0.04%)     0.20%     0.91%     1.19%       0.45%+        (0.30%)+     (0.04%)    0.20%    0.91%    1.19%
         2.29%+       2.25%      2.28%     2.34%     2.40%       3.86%+         2.29%+       2.25%     2.28%    2.34%    2.40%
         2.29%+       2.25%      2.28%     2.34%     2.57%       3.86%+         2.29%+       2.25%     2.28%    2.34%    2.57%
           30%          46%       100%      148%      193%        270%            30%          46%      100%     148%     193%
     $156,116     $130,024   $105,146   $50,172   $23,803      $4,166        $33,501     $ 28,183   $10,586   $2,803   $  824

        Class C
     --------------

     September 1***
        through
      December 31,
          1998
     --------------
         $ 9.06
         ------
           0.04
           1.25
         ------
           1.29
         ------
          (0.04)
          (0.07)
             --
         ------
          (0.11)
         ------
         $10.24
         ======
          14.30%
           0.45%+
           3.86%+
           3.86%+
            270%
         $   --(b)

                                                                              15
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Income Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Income Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

Effective January 1, 2004, the Fund will change its name to MainStay Mid Cap Value Fund.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades.

Debt securities are valued at prices supplied by a pricing agent selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager to be representative of market values at the regular close of business of the New York Stock Exchange. Temporary cash investments acquired over 60 days to

Notes to Financial Statements

maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and additional paid-in-capital arising from permanent differences; net assets at October 31, 2003, are not affected.

         DISTRIBUTIONS
          IN EXCESS OF
         NET INVESTMENT                        ADDITIONAL
             INCOME                         PAID-IN CAPITAL
         --------------                     ---------------
            $395,379                           $(395,379)

The reclassifications for the Fund are primarily due to a reclassification of distributions and net operating losses.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively to interest income, on the constant yield method over the life

MainStay Equity Income Fund

of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor") a registered investment advisor and indirect wholly-owned subsidiary of New York Life is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.65%, 2.40% and 2.40% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the ten months ended October 31, 2003 and year ended December 31, 2002, the Manager earned from the Fund $1,424,103 and $1,500,247, respectively. It was not necessary for the Manager to reimburse the Fund for expenses for the ten months ended October 31, 2003 and the year ended December 31, 2002.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $15,582 for the ten months ended October 31, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $66,953, $193,218 and $9,388, respectively, for the ten months ended October 31, 2003.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the ten months ended October 31, 2003 and year ended December 31, 2002, amounted to $919,706 and $854,117, respectively.

(E) TRUSTEES FEES. Trustees, other than those affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee

MainStay Equity Income Fund

attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Equity Income Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $5,180 for the ten months ended October 31, 2003 and $4,558 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $42,554 for the ten months ended October 31, 2003 and $48,098 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2003, the components of accumulated loss on a tax basis were as follows:

            ACCUMULATED CAPITAL   UNREALIZED    TOTAL ACCUMULATED
             AND OTHER LOSSES    APPRECIATION         LOSS
            -------------------  ------------   -----------------
               $(9,221,687)      $15,061,166       $5,839,479

The differences between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals and real estate investment trust distributions.

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $9,221,687 were available, to the extent provided by regulations to offset future realized gains of the Fund through 2010. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

The Fund utilized $1,761,366 of capital loss carryforwards during the ten months ended October 31, 2003.

The tax character of distributions paid during the period ended October 31, 2003 and the years ended December 31, 2002 and December 31, 2001, shown in the Statement of Changes in Net Assets, are as follows:

                               2003         2002          2001
                             ---------   -----------   -----------
Distributions paid from:
  Ordinary income            $144,291    $  328,297    $  523,999
  Long-term capital gain           --     1,332,629     2,130,544
                             --------    ----------    ----------
                             $144,291    $1,660,926    $2,654,543
                             ========    ==========    ==========

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the ten months ended October 31, 2003, purchases and sales of securities, other than short-term securities, were $69,349 and $74,418, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the ten months ended October 31, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                       YEAR ENDED DECEMBER 31,
                             JANUARY 1 THROUGH        ---------------------------------------------------------
                             OCTOBER 31, 2003*                   2002                          2001
                        ---------------------------   ---------------------------   ---------------------------
                        CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                        -------   -------   -------   -------   -------   -------   -------   -------   -------
Shares sold...........   2,811     2,413      642      6,186     6,744     2,094     2,381     5,212      723
Shares issued in
  reinvestment of
  dividends and
  distributions.......      11        --       --         54        57        11        53       106       10
                        ------    ------     ----     ------    ------    ------    ------    ------    -----
                         2,822     2,413      642      6,240     6,801     2,105     2,434     5,318      733
Shares redeemed.......  (3,114)   (2,089)    (597)    (2,275)   (3,261)     (428)   (1,908)   (1,307)    (157)
                        ------    ------     ----     ------    ------    ------    ------    ------    -----
Net increase
  (decrease)..........    (292)      324       45      3,965     3,540     1,677       526     4,011      576
                        ======    ======     ====     ======    ======    ======    ======    ======    =====

-------

 * The Fund changed its fiscal year end from December 31 to October 31.

MainStay Equity Income Fund

NOTE 8--OTHER MATTERS:

New York Life Investment Management LLC (NYLIM) and mutual funds that NYLIM advises, including The MainStay Funds, have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading and other matters. We are cooperating fully in responding to these requests. We have no reason to believe that NYLIM or any of the mutual funds NYLIM advises has been targeted as the subject of any governmental or regulatory enforcement action.

Report of Independent Auditors

To the Trustees of The MainStay Funds and Shareholders of
MainStay Equity Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Equity Income Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the ten months ended October 31, 2003 and the year ended December 31, 2002, the changes in its net assets for the ten months ended October 31, 2003 and each of the two years in the period ended December 31, 2002 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 18, 2003

The MainStay Funds--Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   2002 and         Manager, New York Life Investment
                          Trustee since    Management LLC (including predecessor
                          2000             advisory organizations) and New York
                                           Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Executive Vice
                                           President and Manager, NYLIFE LLC;
                                           Manager, NYLIFE Distributors LLC; Vice
                                           Chairman, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        41             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, NYLIFE LLC; Director, NYLIFE
                                           Securities, Inc.; Chairman, President,
                                           and Manager, NYLIFE Distributors LLC;
                                           Manager, McMorgan & Company LLC;
                                           Chairman, Trustee, and President,
                                           Eclipse Funds, (4 portfolios); Chairman
                                           and Director, Eclipse Funds Inc. (13
                                           portfolios); Senior Vice President,
                                           Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities
  Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5
  Years."

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24             None
3/1/32                    1996             Officer, New York Life Insurance Company
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Manager, MacKay Shields LLC;          24             None
7/1/25                    1991             Chairman, Chief Executive Officer, and
                                           President, New York Life Insurance
                                           Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Non-Executive
11/13/39                  1997             Chancellor, Queen's University (1985 to                Director, Allied
                                           2001).                                                 Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group,
                                                                                                  Plc; Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc.
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, Adolor
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Corporation;
                          Non-             firm).                                                 Director, First
                          Interested                                                              Advantage
                          Trustee                                                                 Corporation.
---------------------------------------------------------------------------------------------------------------------
Michael H. Sutton         Trustee since    Retired. Independent Consultant (1999 to       24             None
9/19/40                   2003             present); Special Consultant, Financial
                                           Accounting Standards Board (1998 to
                                           1999); Chief Accountant, United States
                                           Securities and Exchange Commission (1995
                                           to 1998).
---------------------------------------------------------------------------------------------------------------------

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Advisor (July 2003 to present) and             24             None
2/13/52                   1994             Managing Director (2001 to June 2003),
                                           The Carlyle Group (private investment
                                           firm); Chairman and Chief Executive
                                           Officer, Somerset Group (financial
                                           advisory firm); Senior Managing
                                           Director, Groupe Arnault (private
                                           investment firm) (1999 to 2001).
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Manager, NYLIFE Distributors
                                           LLC.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, and MainStay VP Series
                          since 2001       Fund, Inc.; Chief Financial Officer and
                                           Assistant Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors LLC; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., and Eclipse Funds; Managing
                                           Director and Senior Counsel, Lehman
                                           Brothers Inc., (October 1998 to December
                                           1999); General Counsel and Managing
                                           Director, JP Morgan Investment
                                           Management Inc. (1986 to September
                                           1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc.; Vice
                                           President-Financial Operations and Chief
                                           Financial Officer, NYLIFE Distributors
                                           LLC; Tax Vice President, New York Life
                                           International, LLC; Tax Vice President,
                                           Eclipse Funds, Eclipse Funds Inc., and
                                           MainStay VP Series Fund, Inc.
---------------------------------------------------------------------------------------------------------------------

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund(2)
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(3)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
D/B/A MERCURY ADVISORS
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

McMORGAN & COMPANY LLC(4)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Ceased operations as of November 28, 2003.
3. Closed to new investors as of December 1, 2001.
4. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Auditors

1.  As of October 31, 2003.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors LLC. All rights reserved.  MSEN11- 12/03
                                  NYLIM-A04348                 19

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Equity Income Fund

    ANNUAL REPORT
    OCTOBER 31, 2003

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay U.S. Large Cap
                                                              Equity Fund versus S&P 500(R) Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Performance                                      7
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            12
                                                              Notes to Financial Statements                   16
                                                              Report of Independent Auditors                  22
                                                              Trustees and Officers                           23
                                                              The MainStay(R) Funds                           26

                       This page intentionally left blank

                                                                               3
                                                                               -

President's Letter

The first 10 months of 2003 represented a positive period for most investors. Although the stock market struggled from mid-January through early March, it recovered strongly through the end of October. The rally began several days before coalition forces entered Iraq and continued long after the conclusion of major combat operations. Although difficulties in Iraq, the Middle East, and North Korea continued to raise concerns, investors have tended to focus on corporate earnings and the potential for an economic turnaround.

The Federal Reserve remained accommodative throughout the 10-month period, and the Federal Open Market Committee lowered the targeted federal funds rate by 25 basis points on June 25, 2003, to a low 1.0%. Real gross domestic product, which grew at a modest 1.4% in the first quarter of 2003, rose by 3.3% in the second quarter. According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter. Much of this increase resulted from robust consumer spending. Although unemployment rates remain high, the figures have declined from their peak in June 2003, and the Federal Reserve recently observed that "the labor market appears to be stabilizing."

Within the equity market, smaller companies generally outperformed larger ones and growth stocks tended to appreciate more than value equities at all capitalization levels. The bond markets benefited from anticipation of the Federal Reserve's easing move, and while yields on short-term securities continued to decline, yields on longer-term bonds rose to a peak in early September and closed the reporting period higher than where they began. For the 10-month period, corporate bonds generally outpaced Treasury securities, and high-yield bonds and emerging-market debt provided outstanding returns.

At MainStay, each of our Funds seeks to achieve its investment objective with an established process that is consistently applied in all market environments. While markets may shift and results may vary, we believe that our time-tested investment strategies can help you pursue your long-range goals with confidence.

As you may have noted, the date of this report differs from the date of previous annual reports. The MainStay Board of Trustees recently approved making October 31 the end of the fiscal year for most MainStay Funds. The report that follows provides details about the specific market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the first 10 months of 2003. If you have any questions about this report or your MainStay Fund investments, your Registered Representative will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
November 2003

4
-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay
U.S. Large Cap Equity Fund versus
S&P 500(R) Index and Inflation

CLASS A SHARES
Total Returns with Sales Charges: 1 Year 8.37%, Since Inception (1/2/02) -11.48% [LINE GRAPH]

                                                 MAINSTAY U.S. LARGE CAP
                                                       EQUITY FUND              S+P 500 INDEX(1)           INFLATION (CPI)(2)
                                                 -----------------------        ----------------           ------------------
1/2/02                                                   9450.00                    10000.00                    10000.00
02                                                       6974.00                     7816.00                    10226.00
10/31/03                                                 7998.00                     9442.00                    10434.00

CLASS B SHARES
Total Returns with Sales Charges: 1 Year 8.79%, Since Inception (1/2/02) -11.35% [LINE GRAPH]

                                                 MAINSTAY U.S. LARGE CAP
                                                       EQUITY FUND              S+P 500 INDEX(1)           INFLATION (CPI)(2)
                                                 -----------------------        ----------------           ------------------
1/2/02                                                  10000.00                    10000.00                    10000.00
02                                                       7340.00                     7816.00                    10226.00
10/31/03                                                 8019.00                     9442.00                    10434.00

CLASS C SHARES
Total Returns with Sales Charges: 1 Year 12.79%, Since Inception (1/2/02) -9.36% [LINE GRAPH]

                                                 MAINSTAY U.S. LARGE CAP
                                                       EQUITY FUND              S+P 500 INDEX(1)           INFLATION (CPI)(2)
                                                 -----------------------        ----------------           ------------------
1/2/02                                                  10000.00                    10000.00                    10000.00
02                                                       7340.00                     7816.00                    10226.00
10/31/03                                                 8352.00                     9442.00                    10434.00

-------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MAINSTAYFUNDS.COM.

                                                                               5
                                                                               -

-------
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 4%, which would apply for the period shown. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

6
-------
1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
2. See footnote on page 5 for more information about the S&P 500 Index.

Portfolio Management Discussion and Analysis

In the first two weeks of 2003, stocks rallied, but from mid-January through early March, share prices dropped precipitously. In mid-March, the equity market staged a turnaround that began eight days before coalition troops invaded Iraq and lasted long after President Bush announced that major combat operations had ended. The rally continued through most of the second and third quarters, before losing some ground in September, primarily because of concerns about the falling U.S. dollar, rising oil prices, and uncertain third-quarter corporate earnings.

Optimism returned to the equity markets in October with the release of positive economic data, including job growth and lower initial unemployment claims. The manufacturing sector showed evidence of expansion, and according to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter, the fastest growth since early 1984.

Interest rates remained low throughout the reporting period. Near the end of June, the Federal Open Market committee lowered the targeted federal funds rate by 25 basis points to 1.0%, the lowest level in several decades. Toward the end of the 10-month period, the Federal Reserve suggested that its accommodative policy could be maintained for a "considerable period." Fiscal policy also helped stimulate the economy when Congress approved a tax bill that included tax cuts on corporate dividends.

The equity market rally that began in mid-March has been led by higher-risk, lower-quality companies. We believe that such a trend is unlikely to be sustainable for long.

PERFORMANCE REVIEW

For the 10 months ended October 31, 2003, MainStay U.S. Large Cap Equity Fund returned 14.89% for Class A shares and 14.09% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 19.16% return of the average Lipper(1) large-cap core fund over the same period. All share classes also underperformed the 21.21% return of the S&P 500 Index(2) for the first 10 months of 2003.

Much of the Fund's relative underperformance resulted from its single-minded focus on higher-quality, lower-risk stocks in a period when investors appeared to favor just the opposite. Investors continued to bid up lower-quality companies with little if any earnings.

                                                                               7
                                                                               -

PERFORMANCE (WITHOUT SALES CHARGES)

CLASS A SHARES
[BAR CHART]

                                                                                CLASS A
                                                                                -------
12/02                                                                           -26.34
10/03                                                                            14.89

CLASS B AND CLASS C SHARES
[BAR CHART]

                                                                                CLASS B
                                                                                -------
12/02                                                                           -26.79
10/03                                                                            14.09

The Fund was also affected by its emphasis on larger-cap companies. Mid-cap and small-cap companies significantly outperformed their large-cap counterparts during the 10-month period.

STRATEGIC POSITIONING

In selecting Fund investments, we emphasized companies that we believed could increase earnings in a slower-growth environment, since it was by no means evident that robust economic growth could be sustained. In the first quarter, we trimmed or eliminated Fund positions in lower-quality companies with

8

inconsistent or low earnings growth and focused on higher-quality companies with consistent and sustainable earnings.

We reduced the number of stocks held in the Fund from about 100 to around 80. In the process, we increased the Fund's weightings in the consumer staples and consumer discretionary sectors and trimmed the Fund's commitment to stocks in the financials and information technology sectors.

Overall, this positioning hurt the Fund's performance during the first 10 months of 2003. In light of the significant valuation disparity between higher-quality and low-quality companies at the end of the reporting period, however, we believe that the Fund may be well-positioned going forward. While many low-quality stocks were trading at high price/earnings ratios, the Fund's portfolio of higher-quality companies was more reasonably valued.

We also made a decision during the reporting period to add Fund holdings among companies with market capitalizations in the $5 billion to $30 billion range. While the Fund still has a larger capitalization size than the S&P 500 Index, we reduced positions in larger companies.

SIGNIFICANT PURCHASES AND SALES

During the reporting period, we added quality companies such as Nokia, The Gap, MBNA, State Street, Nabors Industries, Best Buy, MedImmune, and Lexmark to the Fund's portfolio. We expect each of these companies to post good earnings growth over the next few years, even if economic growth does not maintain its recent robust pace. At the same time, these companies appear to be positioned to experience stronger-than-average earnings growth if the economy sustains its accelerated growth rate.

During the reporting period, we continued to eliminate lower-quality companies with relatively poor valuations and lower earnings-growth prospects.

WEIGHTING CHANGES

As we sought to maintain a high-quality bias in the Fund's portfolio, we increased consumer staples from an underweighted to an overweighted position by establishing or adding to positions in companies with a long history of stable growth. These included PepsiCo, Anheuser Busch, Sysco, Costco Wholesale, Sara Lee, and Procter & Gamble. Although the Fund remains underweighted in consumer discretionary stocks, investments in Comcast, Viacom, Target, and Home Depot brought the Fund closer to a market weighting.

As we trimmed the Fund's information technology holdings, we also shifted the portfolio's focus within the sector. We added Accenture and Affiliated Computer Services at more reasonable valuations than we saw in other technology

                                                                               9
                                                                               -

stocks, many of which had risen to relatively high levels. During the first 10 months of 2003, we increased the Fund's weighting in information technology services and reduced positions in the communications equipment, computers & peripherals, and semiconductors & semiconductor equipment industries.

We also trimmed financials from a slightly overweighted position at the beginning of the reporting period to a slightly underweighted position at the end of October 2003. We increased exposure to the insurance and capital markets industries and trimmed exposure to commercial banks and companies in the thrifts & mortgage finance industry.

LOOKING AHEAD

We believe that low interest rates will likely continue to make stocks attractive relative to other investments. A weaker dollar may boost earnings for multi-national corporations and attract foreign investors to the U.S. equity markets. Lower taxes on dividends and capital gains may also provide incentives for investment.

Although investors now appear to view the investment glass as half full instead of half empty, we believe that going forward, investors are more likely to focus on valuations, earnings, dividends, and cash flows, and we have positioned the Fund accordingly.

Whatever the markets or the economy may bring, the Fund will continue to seek to realize above-average total return consistent with reasonable risk.

Portfolio Management Team
McMorgan & Company LLC

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

10
-

MainStay U.S. Large Cap Equity Fund

                                    SHARES         VALUE
                                    -----------------------
COMMON STOCKS (97.4%)+
AEROSPACE & DEFENSE (1.7%)
General Dynamics Corp. ...........  2,000       $   167,400
Honeywell International, Inc. ....  9,600           293,856
                                                -----------
                                                    461,256
                                                -----------
AIR FREIGHT & LOGISTICS (1.0%)
United Parcel Service, Inc. Class
 B................................  3,800           275,576
                                                -----------

AUTOMOBILES (0.5%)
General Motors Corp. .............  2,900           123,743
                                                -----------

BEVERAGES (3.5%)
Anheuser-Busch Cos., Inc. ........  9,150           450,729
PepsiCo, Inc. ....................  10,300          492,546
                                                -----------
                                                    943,275
                                                -----------
BIOTECHNOLOGY (1.5%)
Amgen, Inc. (a)...................  4,800           296,448
MedImmune, Inc. (a)...............  4,000           106,640
                                                -----------
                                                    403,088
                                                -----------
CAPITAL MARKETS (2.5%)
Merrill Lynch & Co., Inc. ........  6,700           396,640
State Street Corp. ...............  5,300           277,508
                                                -----------
                                                    674,148
                                                -----------
CHEMICALS (2.9%)
Dow Chemical Co. (The)............  5,500           207,295
E.I. du Pont de Nemours & Co. ....  6,500           262,600
PPG Industries, Inc. .............  5,300           305,545
                                                -----------
                                                    775,440
                                                -----------
COMMERCIAL BANKS (4.7%)
Bank of America Corp. ............  3,450           261,268
Bank One Corp. ...................  7,200           305,640
U.S. Bancorp......................  12,000          326,640
Wachovia Corp. ...................  7,800           357,786
                                                -----------
                                                  1,251,334
                                                -----------
COMMUNICATIONS EQUIPMENT (3.4%)
Cisco Systems, Inc. (a)...........  27,000          566,460
Nokia Corp. ADR (b)...............  19,400          329,606
                                                -----------
                                                    896,066
                                                -----------
COMPUTERS & PERIPHERALS (4.9%)
Dell, Inc. (a)....................  5,600           202,272
Hewlett-Packard Co. ..............  23,638          527,364
International Business Machines
 Corp. ...........................  4,050           362,394
Lexmark International, Inc. (a)...  2,900           213,469
                                                -----------
                                                  1,305,499
                                                -----------
CONSUMER FINANCE (1.0%)
MBNA Corp. .......................  11,200          277,200
                                                -----------

                                    SHARES         VALUE
                                    -----------------------
DIVERSIFIED FINANCIALS (3.9%)
Citigroup, Inc. ..................  21,800      $ 1,033,320
                                                -----------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.7%)
SBC Communications, Inc. .........  8,700           208,626
Verizon Communications, Inc. .....  7,250           243,600
                                                -----------
                                                    452,226
                                                -----------
ELECTRIC UTILITIES (2.0%)
Entergy Corp. ....................  4,400           237,160
Exelon Corp. .....................  4,600           291,870
                                                -----------
                                                    529,030
                                                -----------
ELECTRICAL EQUIPMENT (1.0%)
Emerson Electric Co. .............  4,850           275,238
                                                -----------

ENERGY EQUIPMENT & SERVICES (1.9%)
Nabors Industries Ltd. (a)........  7,500           283,500
Schlumberger Ltd. ................  4,700           220,759
                                                -----------
                                                    504,259
                                                -----------
FOOD & STAPLES RETAILING (4.1%)
Costco Wholesale Corp. (a)........  9,600           339,552
Sysco Corp. ......................  3,600           121,176
Wal-Mart Stores, Inc. ............  7,650           450,967
Walgreen Co. .....................  5,400           188,028
                                                -----------
                                                  1,099,723
                                                -----------
FOOD PRODUCTS (1.2%)
Sara Lee Corp. ...................  15,800          314,894
                                                -----------

HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Medtronic, Inc. ..................  6,100           277,977
Zimmer Holdings, Inc. (a).........  4,300           274,383
                                                -----------
                                                    552,360
                                                -----------
HEALTH CARE PROVIDERS & SERVICES (2.1%)
Cardinal Health, Inc. ............  4,000           237,360
Medco Health Solutions, Inc.
 (a)..............................    916            30,411
UnitedHealth Group, Inc. .........  6,000           305,280
                                                -----------
                                                    573,051
                                                -----------
HOUSEHOLD PRODUCTS (1.9%)
Procter & Gamble Co. (The)........  5,100           501,279
                                                -----------

INDUSTRIAL CONGLOMERATES (5.3%)
3M Co. ...........................  4,100           323,367
General Electric Co. .............  26,200          760,062
Tyco International Ltd. ..........  16,250          339,300
                                                -----------
                                                  1,422,729
                                                -----------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2003

                                                                              11
                                                                               -

                                    SHARES         VALUE
                                    -----------------------
COMMON STOCKS (CONTINUED)
INSURANCE (3.7%)
Allstate Corp. (The)..............  7,500       $   296,250
American International Group,
 Inc. ............................  7,400           450,142
Marsh & McLennan Cos., Inc. ......  5,300           226,575
                                                -----------
                                                    972,967
                                                -----------
IT SERVICES (3.2%)
Accenture Ltd. Class A (a)........  11,900          278,460
Affiliated Computer Services, Inc.
 Class A (a)......................  5,500           269,115
Automatic Data Processing,
 Inc. ............................  5,400           203,796
Paychex, Inc. ....................  2,400            93,408
                                                -----------
                                                    844,779
                                                -----------
MEDIA (5.5%)
Clear Channel Communications,
 Inc. ............................  6,800           277,576
Comcast Corp. Class A (a).........  12,743          432,243
Knight-Ridder, Inc. ..............  3,000           219,960
Time Warner, Inc. (a).............  14,500          221,705
Viacom, Inc. Class B..............  7,600           303,012
                                                -----------
                                                  1,454,496
                                                -----------
METALS & MINING (0.6%)
Alcoa, Inc. ......................  5,000           157,850
                                                -----------
MULTILINE RETAIL (0.8%)
Target Corp. .....................  5,500           218,570
                                                -----------

OIL & GAS (4.3%)
BP PLC ADR (b)....................  5,600           237,328
ChevronTexaco Corp. ..............  3,800           282,340
Exxon Mobil Corp. ................  16,900          618,202
                                                -----------
                                                  1,137,870
                                                -----------
PHARMACEUTICALS (8.2%)
Eli Lilly & Co. ..................  3,100           206,522
Johnson & Johnson.................  10,950          551,114
Merck & Co., Inc. ................  7,600           336,300
Pfizer, Inc. .....................  30,520          964,432
Schering-Plough Corp. ............  9,100           138,957
                                                -----------
                                                  2,197,325
                                                -----------
ROAD & RAIL (0.5%)
CSX Corp. ........................  4,200           133,644
                                                -----------

                                    SHARES         VALUE
                                    -----------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.2%)
Intel Corp. ......................  22,200      $   733,710
Novellus Systems, Inc. (a)........  4,200           173,418
Texas Instruments, Inc. ..........  4,300           124,356
Xilinx, Inc. (a)..................  3,000            95,100
                                                -----------
                                                  1,126,584
                                                -----------
SOFTWARE (3.8%)
BMC Software, Inc. (a)............  9,400           163,372
Microsoft Corp. ..................  32,700          855,105
                                                -----------
                                                  1,018,477
                                                -----------
SPECIALTY RETAIL (3.8%)
Best Buy Co., Inc. ...............  4,300           250,733
Gap, Inc. (The)...................  14,600          278,568
Home Depot, Inc. (The)............  12,900          478,203
                                                -----------
                                                  1,007,504
                                                -----------
THRIFTS & MORTGAGE FINANCE (2.4%)
Fannie Mae........................  5,200           372,788
Freddie Mac.......................  4,600           258,198
                                                -----------
                                                    630,986
                                                -----------
TOBACCO (0.4%)
Altria Group, Inc. ...............  2,100            97,650
                                                -----------

WIRELESS TELECOMMUNICATION SERVICES (1.2%)
Vodafone Group PLC ADR (b)........  14,600          308,790
                                                -----------
Total Investments
 (Cost $26,126,891) (c)...........   97.4%       25,952,226(d)
Cash and Other Assets,
 Less Liabilities.................    2.6           699,273
                                    ------      -----------
Net Assets........................  100.0%      $26,651,499
                                    ======      ===========

-------
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  The cost for federal income tax purposes is $26,316,402.
(d)  At October 31, 2003, net unrealized depreciation was
     $364,176 based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of
     market value over cost of $1,945,716 and aggregate
     unrealized depreciation for all investments on which
     there was an excess of cost over market value of
     $2,309,892.

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12
-

Statement of Assets and Liabilities as of October 31, 2003

ASSETS:
Investment in securities, at value (identified cost
  $26,126,891)..............................................       $25,952,226
Cash........................................................         1,080,353
Receivables:
  Fund shares sold..........................................            42,094
  Dividends.................................................            26,464
  Manager...................................................             2,657
Other assets................................................             7,067
                                                                   -----------
        Total assets........................................        27,110,861
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................           394,113
  Professional..............................................            21,281
  Transfer agent............................................            14,941
  NYLIFE Distributors.......................................             7,414
  Custodian.................................................             1,402
  Fund shares redeemed......................................               180
Accrued expenses............................................            20,031
                                                                   -----------
        Total liabilities...................................           459,362
                                                                   -----------
Net assets..................................................       $26,651,499
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    27,975
  Class B...................................................             3,481
  Class C...................................................               272
Additional paid-in capital..................................        30,436,990
Accumulated undistributed net investment income.............            45,700
Accumulated net realized loss on investments................        (3,688,254)
Net unrealized depreciation on investments..................          (174,665)
                                                                   -----------
Net assets..................................................       $26,651,499
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $23,522,339
                                                                   ===========
Shares of beneficial interest outstanding...................         2,797,512
                                                                   ===========
Net asset value per share outstanding.......................       $      8.41
Maximum sales charge (5.50% of offering price)..............              0.49
                                                                   -----------
Maximum offering price per share outstanding................       $      8.90
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 2,902,115
                                                                   ===========
Shares of beneficial interest outstanding...................           348,107
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.34
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   227,045
                                                                   ===========
Shares of beneficial interest outstanding...................            27,227
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.34
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

Statement of Operations for the period January 1, 2003 through October 31, 2003* and the year ended December 31, 2002

                                                                 2003*         2002
                                                              -----------   -----------
INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $   343,434   $   416,899
  Interest..................................................          823         7,247
                                                              -----------   -----------
    Total income............................................      344,257       424,146
                                                              -----------   -----------
Expenses:
  Manager...................................................      124,556       145,611
  Transfer agent............................................       65,569        59,884
  Service--Class A..........................................       43,239        53,508
  Service--Class B..........................................        4,331         2,161
  Service--Class C..........................................          336           335
  Professional..............................................       31,696        27,504
  Registration..............................................       30,551        15,422
  Distribution--Class B.....................................       12,993         6,483
  Distribution--Class C.....................................        1,008         1,004
  Recordkeeping.............................................       10,000        12,000
  Custodian.................................................        8,843         8,120
  Shareholder communication.................................        7,028        26,029
  Pricing service...........................................        5,815         9,228
  Trustees..................................................        3,404           897
  Offering costs............................................           --        41,853
  Miscellaneous.............................................       13,135        15,274
                                                              -----------   -----------
    Total expenses before reimbursement.....................      362,504       425,313
Expense reimbursement by Manager............................      (61,063)      (81,798)
                                                              -----------   -----------
    Net expenses............................................      301,441       343,515
                                                              -----------   -----------
Net investment income.......................................       42,816        80,631
                                                              -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................   (3,071,282)     (616,972)
Net change in unrealized depreciation on investments........    6,296,807    (6,471,472)
                                                              -----------   -----------
Net realized and unrealized gain (loss) on investments......    3,225,525    (7,088,444)
                                                              -----------   -----------
Net increase (decrease) in net assets resulting from
  operations................................................  $ 3,268,341   $(7,007,813)
                                                              ===========   ===========

-------

  * The Fund changed its fiscal year end from December 31 to October 31.
 (a) Dividends recorded net of foreign withholding taxes of $1,415 and $1,737 for 2003 and 2002, respectively.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Statement of Changes in Net Assets for the period January 1, 2003 through October 31, 2003* and the year ended December 31, 2002

                                                                  2003*            2002
                                                              --------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................   $    42,816     $    80,631
  Net realized loss on investments..........................    (3,071,282)       (616,972)
  Net change in unrealized depreciation on investments......     6,296,807      (6,471,472)
                                                               -----------     -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................     3,268,341      (7,007,813)
                                                               -----------     -----------
  Dividends to shareholders:
    From net investment income:
    Class A.................................................            --        (121,363)
    Class B.................................................            --          (2,044)
    Class C.................................................            --            (213)
                                                               -----------     -----------
      Total dividends to shareholders.......................            --        (123,620)
                                                               -----------     -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     1,685,553      27,504,249
    Class B.................................................     1,978,175       1,975,216
    Class C.................................................        94,925         231,188
  Net asset value of shares issued to shareholders in
    reinvestments of dividends:
    Class A.................................................            --           5,352
    Class B.................................................            --           1,799
    Class C.................................................            --             103
                                                               -----------     -----------
                                                                 3,758,653      29,717,907
  Cost of shares redeemed:
    Class A.................................................      (348,550)     (1,445,274)
    Class B.................................................      (857,464)       (229,325)
    Class C.................................................       (35,113)        (46,243)
                                                               -----------     -----------
      Increase in net assets derived from capital share
       transactions.........................................     2,517,526      27,997,065
                                                               -----------     -----------
      Net increase in net assets............................     5,785,867      20,865,632
NET ASSETS:
Beginning of period.........................................    20,865,632              --
                                                               -----------     -----------
End of period...............................................   $26,651,499     $20,865,632
                                                               ===========     ===========
Accumulated undistributed net investment income at end of
  period....................................................   $    45,700     $     2,870
                                                               ===========     ===========

-------

* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Financial Highlights selected per share data and ratios

                                                Class A                      Class B                      Class C
                                       --------------------------   --------------------------   --------------------------
                                       January 1,                   January 1,                   January 1,
                                          2003                         2003                         2003
                                         through      Year ended      through      Year ended      through      Year ended
                                       October 31,   December 31,   October 31,   December 31,   October 31,   December 31,
                                          2003*          2002          2003*          2002          2003*          2002
                                       -----------   ------------   -----------   ------------   -----------   ------------
Net asset value at beginning of
  period.............................    $  7.32       $ 10.00        $  7.31       $ 10.00        $  7.31       $ 10.00
                                         -------       -------        -------       -------        -------       -------
Net investment income (loss) (a).....       0.02          0.03          (0.03)        (0.02)         (0.03)        (0.02)
Net realized and unrealized gain
  (loss) on investments..............       1.07         (2.66)          1.06         (2.66)          1.06         (2.66)
                                         -------       -------        -------       -------        -------       -------
Total from investment operations.....       1.09         (2.63)          1.03         (2.68)          1.03         (2.68)
                                         -------       -------        -------       -------        -------       -------
Less dividends to shareholders:
  From net investment income.........         --         (0.05)            --         (0.01)            --         (0.01)
                                         -------       -------        -------       -------        -------       -------
Total dividends to shareholders......         --         (0.05)            --         (0.01)            --         (0.01)
                                         -------       -------        -------       -------        -------       -------
Net asset value at end of period.....    $  8.41       $  7.32        $  8.34       $  7.31        $  8.34       $  7.31
                                         =======       =======        =======       =======        =======       =======
Total investment return (b)..........      14.89%       (26.34%)        14.09%       (26.79%)        14.09%       (26.79%)
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income (loss).....       0.30%+        0.39%         (0.45%)+      (0.36%)        (0.45%)+      (0.36%)
    Net expenses.....................       1.50%+        1.50%          2.25%+        2.25%          2.25%+        2.25%
    Expenses (before reimbursement)..       1.82%+        1.86%          2.57%+        2.61%          2.57%+        2.61%
Portfolio turnover rate..............         38%            6%            38%            6%            38%            6%
Net assets at end of period (in
  000's).............................    $23,522       $19,244        $ 2,902       $ 1,476        $   227       $   146

-------

 *    The Fund changed its fiscal year end from December 31 to
      October 31.
 +    Annualized.
(a)   Per share data based on average shares outstanding during
      the period.
(b)   Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay U.S. Large Cap Equity Fund

16
-

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay U.S. Large Cap Equity Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. On December 28, 2001, the Fund sold Class A, Class B and Class C shares to NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), at a net asset value of $10.00. The Fund commenced investment operations the following business day on January 2, 2002. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize above average total return consistent with reasonable risk.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent printing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

Notes to Financial Statements

                                                                              17
                                                                               -

(B) OFFERING COSTS. Costs incurred in connection with the initial offering of the Fund, in the amount of $41,853, were amortized over a period of 12 months beginning with the commencement of operations on January 2, 2002.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current period reclassifications between accumulated undistributed net investment income and additional paid-in-capital arising from permanent differences: net assets at October 31, 2003, are not affected.

 ACCUMULATED
UNDISTRIBUTED
NET INVESTMENT     ADDITIONAL
    INCOME       PAID-IN CAPITAL
--------------   ---------------
     $14              $(14)

The reclassifications for the Fund are primarily due to non-deductible expenses.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

MainStay U.S. Large Cap Equity Fund

18
-

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. McMorgan & Company LLC (the "Subadvisor"), a registered investment Advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.65% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.50%, 2.25% and 2.25% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the ten months ended October 31, 2003, the Manager earned from the Fund $124,556 and reimbursed the Fund $61,063. For the year ended December 31, 2002, the Manager earned from the Fund $145,611 and reimbursed the Fund $81,798.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.325% of the average daily net assets of the Fund.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with the Distributor. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund

                                                                              19
                                                                               -

for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $842 for the ten months ended October 31, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $4,048 and $333 respectively, for the ten months ended October 31, 2003.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued for the ten months ended October 31, 2003 and year ended December 31, 2002, amounted to $65,569 and $59,884, respectively.

(E) TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the U.S. Large Cap Equity Fund only pays a portion of the fees identified above.

(F) CAPITAL. At October 31, 2003, New York Life held shares of Class A, Class B and Class C with a value of $20,856,800, $83,400 and $83,400, respectively. This represents 88.7%, 2.9% and 36.7% of the Class A shares, Class B shares and Class C shares net assets, respectively, and 78.9% of the Fund's total net assets at period end.

MainStay U.S. Large Cap Equity Fund

20
-

(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $490 for the ten months ended October 31, 2003 and $439 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $10,000 for the ten months ended October 31, 2003 and $12,000 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2003, the components of accumulated loss on a tax basis were as follows:

  ACCUMULATED
 UNDISTRIBUTED
NET INVESTMENT    ACCUMULATED CAPITAL    UNREALIZED    TOTAL ACCUMULATED
    INCOME         AND OTHER LOSSES     DEPRECIATION         LOSS
---------------   -------------------   ------------   -----------------
   $ 45,700           $(3,498,743)       $(364,176)       $(3,817,219)

The difference between book-basis and tax-basis unrealized depreciation is due to wash sales deferrals.

Dividends to shareholders from net investment income shown in the Statement of Changes in Net Assets for the year ended December 31, 2002 represent tax-based distributions of ordinary income.

At October 31, 2003, for federal income tax purposes, capital loss carryforwards of $3,498,743 were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                           AMOUNT
                     AVAILABLE THROUGH                        (000'S)
------------------------------------------------------------  --------
     2010...................................................   $  200
     2011...................................................    3,299
                                                               ------
                                                               $3,499
                                                               ======

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the ten months ended October 31, 2003, purchases and sales of securities, other than short-term securities, were $10,492 and $8,404, respectively.

                                                                              21
                                                                               -

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the ten months ended October 31, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                   JANUARY 1 THROUGH                YEAR ENDED
                                                   OCTOBER 31, 2003*             DECEMBER 31, 2002
                                              ---------------------------   ---------------------------
                                              CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                              -------   -------   -------   -------   -------   -------
Shares sold.................................    216       261       12       2,820      232       26
Shares issued in reinvestment of
  dividends.................................     --        --       --           1       --(a)    --(a)
                                                ---      ----       --       -----      ---       --
                                                216       261       12       2,821      232       26
Shares redeemed.............................    (46)     (115)      (5)       (193)     (30)      (6)
                                                ---      ----       --       -----      ---       --
Net increase................................    170       146        7       2,628      202       20
                                                ===      ====       ==       =====      ===       ==

-------

 * The Fund changed its fiscal year end from December 31 to October 31.
(a)  Less than one thousand.

NOTE 8--OTHER MATTERS:

New York Life Investment Management LLC (NYLIM) and mutual funds that NYLIM advises, including The MainStay Funds, have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading and other matters. We are cooperating fully in responding to these requests. We have no reason to believe that NYLIM or any of the mutual funds NYLIM advises has been targeted as the subject of any governmental or regulatory enforcement action.

22
-

Report of Independent Auditors

To the Trustees of The MainStay Funds and Shareholders of
MainStay U.S. Large Cap Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay U.S. Large Cap Equity Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at October 31, 2003, the results of its operations for the ten months ended October 31, 2003 and the year ended December 31, 2002, the changes in its net assets for the ten months ended October 31, 2003 and each of the two years in the period ended December 31, 2002 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 18, 2003

                                                                              23
                                                                               -

The MainStay Funds--Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   2002 and         Manager, New York Life Investment
                          Trustee since    Management LLC (including predecessor
                          2000             advisory organizations) and New York
                                           Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Executive Vice
                                           President and Manager, NYLIFE LLC;
                                           Manager, NYLIFE Distributors LLC; Vice
                                           Chairman, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        41             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, NYLIFE LLC; Director, NYLIFE
                                           Securities, Inc.; Chairman, President,
                                           and Manager, NYLIFE Distributors LLC;
                                           Manager, McMorgan & Company LLC;
                                           Chairman, Trustee, and President,
                                           Eclipse Funds, (4 portfolios); Chairman
                                           and Director, Eclipse Funds Inc. (13
                                           portfolios); Senior Vice President,
                                           Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities
  Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5
  Years."

24
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24             None
3/1/32                    1996             Officer, New York Life Insurance Company
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Manager, MacKay Shields LLC;          24             None
7/1/25                    1991             Chairman, Chief Executive Officer, and
                                           President, New York Life Insurance
                                           Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Non-Executive
11/13/39                  1997             Chancellor, Queen's University (1985 to                Director, Allied
                                           2001).                                                 Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group,
                                                                                                  Plc; Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc.
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, Adolor
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Corporation;
                          Non-             firm).                                                 Director, First
                          Interested                                                              Advantage
                          Trustee                                                                 Corporation.
---------------------------------------------------------------------------------------------------------------------
Michael H. Sutton         Trustee since    Retired. Independent Consultant (1999 to       24             None
9/19/40                   2003             present); Special Consultant, Financial
                                           Accounting Standards Board (1998 to
                                           1999); Chief Accountant, United States
                                           Securities and Exchange Commission (1995
                                           to 1998).
---------------------------------------------------------------------------------------------------------------------

                                                                              25
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED               DURING PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Advisor (July 2003 to present) and             24             None
2/13/52                   1994             Managing Director (2001 to June 2003),
                                           The Carlyle Group (private investment
                                           firm); Chairman and Chief Executive
                                           Officer, Somerset Group (financial
                                           advisory firm); Senior Managing
                                           Director, Groupe Arnault (private
                                           investment firm) (1999 to 2001).
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Manager, NYLIFE Distributors
                                           LLC.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, and MainStay VP Series
                          since 2001       Fund, Inc.; Chief Financial Officer and
                                           Assistant Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors LLC; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., and Eclipse Funds; Managing
                                           Director and Senior Counsel, Lehman
                                           Brothers Inc., (October 1998 to December
                                           1999); General Counsel and Managing
                                           Director, JP Morgan Investment
                                           Management Inc. (1986 to September
                                           1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc.; Vice
                                           President-Financial Operations and Chief
                                           Financial Officer, NYLIFE Distributors
                                           LLC; Tax Vice President, New York Life
                                           International, LLC; Tax Vice President,
                                           Eclipse Funds, Eclipse Funds Inc., and
                                           MainStay VP Series Fund, Inc.
---------------------------------------------------------------------------------------------------------------------

26
-

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund(2)
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(3)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Ceased operations as of November 28, 2003.
3. Closed to new investors as of December 1, 2001.
4. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Auditors
1. As of October 31, 2003.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors LLC. All rights reserved.  MSLE11- 12/03
                      NYLIM-A04377                  31
[RECYCLE GRAPHIC]

                                                        [MAINSTAY FUNDS GRAPHIC]

    MainStay(R) U.S. Large Cap Equity Fund

    ANNUAL REPORT

    OCTOBER 31, 2003

    [MAINSTAY.LOGO]

ITEM 2. CODE OF ETHICS.

         As of the end of the period covered by this report, Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive office ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Michael H. Sutton. Mr. Sutton is "independent" within the meaning of that term used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a)      Code of Ethics.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 202.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By:   /s/ Gary E. Wendlandt
      ---------------------
      GARY E. WENDLANDT
      CHAIRMAN

Date: January 6, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Gary E. Wendlandt
      ---------------------
      GARY E. WENDLANDT
      CHAIRMAN

Date: January 6, 2004

By:   /s/Patrick J. Farrell
      ---------------------
      PATRICK J. FARRELL
      TREASURER AND
      CHIEF FINANCIAL AND ACCOUNTING OFFICER

Date: January 6, 2004

                               EXHIBIT INDEX

                  (a)      Code of Ethics

                  (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

                  (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

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